UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22555

FlexShares Trust

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

Michael Mabry, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania 19103-6996

(Name and Address of Agent for Service)

with a copy to:

Himanshu Surti

Jose Del Real, Esq.

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 855-353-9383

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Item 1. Reports to Stockholders.

a.)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

FlexShares® Trust

Annual Report

October 31, 2023

Letter to Shareholders

Dear Shareholder,

The past year reminded investors of the cyclicality – and resilience – of the capital markets. Despite the ongoing challenges of inflation, rising interest rates, and geopolitical uncertainty, we see reason for optimism as we move forward.

Having emerged from the pandemic with greater momentum than its peers, we believe the U.S. economy can keep growing at a modest pace through the year ahead. We believe the Federal Reserve’s rate hiking cycle appears to be near, if not at, its peak.

Looking abroad, although growth in the Eurozone area has been tepid, unemployment is holding at record lows. Inflation is falling across categories and countries, which may allow workers to achieve real wage gains. Meanwhile, as China’s economy slows after four decades of remarkable growth, other emerging markets are benefiting from improving labor market conditions, fiscal support and excess private savings accumulated through the pandemic.

There are, of course, variables that could potentially mitigate these positive trends – not the least of which being geopolitical tensions and the ongoing movement toward global decoupling. Given the increase in global macro instability, there is higher potential for market volatility. The short-and long-term ramifications should not be underestimated.

We are pleased to provide this update for the FlexShares exchange-traded funds, sponsored and managed by Northern Trust Asset Management (“NTAM”), for the year ended October 31, 2023. In addition to financial results for each fund, NTAM explains the factors that have influenced its investment decisions and fund performance. As always, we encourage you to make the Insights Section on our website a destination for up to date analysis and perspective.

On behalf of all of us at Northern Trust, I want to thank you for your ongoing confidence and support. We are proud to share our insight and acumen to help you navigate this multifaceted environment.

Best wishes to you and yours for a joyful, safe, and prosperous new year.

Sincerely,

Darek Wojnar, CFA

Senior Advisor, Registered Funds, Northern Trust

Asset Management

2	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Low Volatility Index Fund Ticker:  QLV

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	3 Year	Fund Inception 7/15/2019

FlexShares US Quality Low Volatility Index Fund (Based on Net Asset Value)	4.56%	9.46%	7.48%

FlexShares US Quality Low Volatility Index Fund (Based on Market Price)	4.46%	9.40%	7.47%

Russell 1000® Index	9.48%	9.52%	9.40%

Northern Trust Quality Low Volatility IndexSM	4.77%	9.72%	7.76%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.23% and the net expense ratio is 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Low Volatility IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess lower overall absolute volatility characteristics relative to the Northern Trust 1250 Index (the “Parent Index”), a float-adjusted market capitalization weighted index of U.S. domiciled large- and mid-capitalization companies. In addition, the Underlying Index is designed to select companies from the Parent Index that exhibit financial strength, stability and enhanced risk-return characteristics, which Northern Trust Investments, Inc. (“NTI”) believes can provide equity-market participation while seeking to protect against downside risks during certain market environments. As of October 31, 2023, there were 117 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on domestic equity securities generally traded higher. Through Q4 of 2022, U.S. equity markets moved modestly lower as inflation remained elevated and the U.S. Federal Reserve (the “Fed”) continued to tighten monetary conditions through rate hikes. U.S. equities rose over the first half of 2023 as investors looked past the collapse of Silicon Valley Bank and the potential of a banking crisis, as inflation declined while Gross Domestic Product (GDP)1 growth was more resilient than expected. The Fed continued to hike interest rates through the first three meetings of the year, but lowered the magnitude of those hikes to one-quarter percent each before pausing at the June 2023

[1]	GDP is seen as a comprehensive measure of U.S. economic activity which measures the value of the final goods and services produced in the United States.

FLEXSHARES ANNUAL REPORT	3

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Low Volatility Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

meeting. Over the first six months of 2023, technology companies led all sectors as artificial intelligence related companies drew interest, with seven large cap growth companies contributing a large portion of equity market gains. Domestic equity securities declined in Q3 of 2023 as inflation increased in July and August of 2023, and the Fed reiterated their outlook of “higher rates for longer” than we believe markets had priced in at the beginning of Q3 of 2023. U.S. equity markets continued to decline in October of 2023 as inflation remained resilient, and there were increased concerns of slowing global growth due to weakness in China’s economy.

Because U.S. domestic investments trended higher, and higher volatile securities outperformed less volatile securities during the 12 months ended October 31, 2023, we believe the low volatility2 approach was a negative driver of Fund performance for the 12-month period. In addition, we believe that the changes experienced in the macroeconomic environment as well as the increase in interest rates were conducive to high quality factor3 companies, resulting in the high-quality factor exposure augmenting Fund performance over the 12-month period. Overall, the positive performance derived from the quality factor exposure was not enough to offset the negative performance of the low volatility approach, which was the primary source of the Underlying Index’s underperformance against the Russell 1000® Index4 by -4.71%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -21 basis points (“bps”)5, which is reflective of the management fee (-22 bps) and securities lending (+1 bp).

[2]	Volatility is the measurement of the price movements of a group of stocks over a defined time frame.

[3]	The quality factor is a factor that seeks to identify companies that exhibit financial strength and stability relative to the Parent Index.

[4]	The Russell 1000® Index refers to a stock market index that represents the 1000 top companies in the United States.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

4	FLEXSHARES ANNUAL REPORT

FlexShares® Developed	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Markets ex-US Quality Low Volatility Index Fund    Ticker:  QLVD

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	3 Year	Fund Inception 7/15/2019

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund (Based on Net Asset Value)	10.16%	3.15%	1.31%

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund (Based on Market Price)	10.41%	3.20%	1.45%

MSCI World ex-US Index	12.56%	5.97%	2.93%

Northern Trust Developed Markets ex-US Quality Low Volatility IndexSM	10.30%	3.33%	1.52%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.33% and the net expense ratio is 0.32%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Developed Markets ex-US Quality Low Volatility IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess lower overall absolute volatility characteristics relative to a broad universe of securities domiciled in developed market countries, excluding the U.S. (the “Parent Index”). The Parent Index is a subset of the Northern Trust Global Index, where eligible securities are limited to those securities domiciled in non-U.S. developed market countries and designated as large- and midcapitalization companies by Northern Trust Investments, Inc. (“NTI”), acting in its capacity as the index provider. In addition, the Underlying Index is designed to select companies from the Parent Index that exhibit financial strength, stability and enhanced risk-return characteristics, which NTI believes can provide equity-market participation while seeking to protect against downside risks during certain market environments. As of October 31, 2023, there were 166 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on developed international equity securities generally traded higher. Over the course of the 12-month period, the U.S. dollar (USD) declined and positively impacted U.S. investors as returns in international currencies generally were aided by the falling USD. Through Q4 of 2022, developed international markets rose as falling inflation in Europe, a stabilized fiscal environment in the United Kingdom and the anticipated boost to global growth resulting from the re-opening of China’s economy all supported

FLEXSHARES ANNUAL REPORT	5

FlexShares® Developed	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Markets ex-US Quality Low Volatility Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

equity security prices. Developed international equities continued higher in Q1 of 2023 as investors looked past concerns in the banking sector to falling energy prices, lower inflation in Europe, and strength in the technology and consumer discretionary sectors. Developed international equity securities continued higher in Q2 of 2023, but, in the aggregate, lagged U.S. equity markets as regional performance varied greatly between different markets. Japanese equity markets moved higher on the back of corporate governance reform while Eurozone equities benefited from technology and semiconductor companies connected to artificial intelligence. Equity markets in the United Kingdom traded lower in local currency terms, but were positive in USD terms as falling energy prices and monetary tightening by the Bank of England impacted equities. Asia Pacific equity markets excluding Japan were lower as concerns over growth in China due to weak consumer spending as well as increased geopolitical tensions between the U.S. and China impacted the region. Developed international equities declined in Q3 of 2023 as higher energy prices and concerns on consumer spending in China and Europe weighed on investors’ global growth outlook. Developed equities continued lower in October of 2023 as slowing global growth and increased geopolitical tensions weighed on markets.

Because developed international investments trended higher, and higher volatile securities outperformed less volatile securities during the 12 months ended October 31, 2023, we believe the low volatility1 approach was a negative driver of Fund performance for the 12-month period. In addition, we believe that the changes experienced in the macroeconomic environment as well as the increase in interest rates were conducive to high quality factor2 companies, resulting in the high-quality factor exposure augmenting Fund performance over the 12 months. Overall, the positive performance derived from the quality factor exposure was not enough to offset the negative performance of the low volatility approach, which was the primary source of the Underlying Index’s underperformance against the MSCI World ex-US Index3 by -2.26%. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12month period was -14 basis points (“bps”)4, which is reflective of the Fund’s management fee (32 bps), stock selection/futures (+2 bps), securities lending (+2 bps), and dividend tax differential (+14 bps).

[1]	Volatility is the measurement of the price movements of a group of stocks over a defined time frame.

[2]	The quality factor is a factor that seeks to identify companies that exhibit financial strength and stability relative to the Parent Index.
[3]

The MSCI All Country World Index Ex-U.S. is a market-capitalization-weighted index maintained by MSCI and is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

6	FLEXSHARES ANNUAL REPORT

FlexShares® Emerging	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Markets Quality Low Volatility Index Fund Ticker:  QLVE

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	3 Year	Fund Inception 7/15/2019

FlexShares Emerging Markets Quality Low Volatility Index Fund (Based on Net Asset Value)	8.52%	-0.81%	-0.85%

FlexShares Emerging Markets Quality Low Volatility Index Fund (Based on Market Price)	9.01%	-1.20%	-0.90%

MSCI Emerging Markets Index	10.80%	-3.67%	-0.94%

Northern Trust Emerging Markets Quality Low Volatility IndexSM	9.39%	0.12%	-0.06%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.41% and the net expense ratio is 0.40%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Emerging Markets Quality Low Volatility IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess lower overall absolute volatility characteristics relative to a broad universe of securities domiciled in emerging market countries (the “Parent Index”). The Parent Index is a subset of the Northern Trust Global Index, limited to those securities domiciled in emerging markets and designated as large- and mid- capitalization companies by Northern Trust Investments, Inc. (“NTI”), acting in its capacity as the index provider. In addition, the Underlying Index is designed to select companies from the Parent Index that exhibit financial strength, stability and enhanced risk-return characteristics, which NTI believes can provide equity-market participation while seeking to protect against downside risks during certain market environments. As of October 31, 2023, there were 163 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on emerging market equities generally traded higher. Over the course of the 12-month period, the U.S. dollar (USD) declined and positively impacted U.S. investors as returns in international currencies generally were aided by the falling USD. Through Q4 of 2022, emerging equities traded higher as China relaxed some pandemic-related restrictions, boosting investors’ expectations that increased spending could aid global growth, and that a global recession may be less severe than previously expected. Emerging market equity securities continued to rise in Q1 of 2023 but lagged

FLEXSHARES ANNUAL REPORT	7

FlexShares® Emerging	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Markets Quality Low Volatility Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

behind developed markets as continued monetary tightening across global central banks and increased U.S. and China geopolitical tensions weighed on the region. Emerging market equities continued higher in Q2 of 2023, but again trailed developed equity securities as optimism around China’s reopening was dampened by worse than expected consumer spending. Tensions between the U.S. and China increased as new restrictions around chip manufacturing in both the U.S. and Europe limited Chinese access to these technologies. Emerging equities declined in Q3 of 2023 as weakness in China’s property sector and overall economy negatively impacted global growth. We believe continued economic strength in the U.S. could result in global interest rates remaining at higher levels for longer than anticipated, also impinging on the growth outlook for emerging markets. Emerging markets continued lower in October of 2023 as slowing global growth, weak energy prices and increased geopolitical tensions weighed on markets.

Because emerging investments trended higher, and higher volatile securities outperformed less volatile securities during the 12 months ended October 31, 2023, we believe the low volatility1 approach was a negative driver of Fund performance for the 12-month period. In addition, we believe that the changes experienced in the macroeconomic environment as well as the increase in interest rates were conducive to high quality factor2 companies, resulting in the highquality factor exposure augmenting Fund performance over the 12 months. Overall, the positive performance derived from the quality factor exposure was not enough to offset the negative performance of the low volatility factor, which was the primary source of the Underlying Index’s underperformance against the

MSCI Emerging Markets Index3 by -1.41%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -87 basis points (“bps”)4, which is reflective of the Fund’s management fee (-40 bps), stock selection/futures (-26 bps), India Capital Gains Taxes (-20 bps), and the compounding effect of tracking error over time (-1 bps).

[1]	Volatility is the measurement of the price movements of a group of stocks over a defined time frame.

[2]	The quality factor is a factor that seeks to identify companies that exhibit financial strength and stability relative to the Parent Index.
[3]	The MSCI Emerging Markets Index is a selection of stocks that are designed to track the financial performance of key companies in fast-growing nations.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

8	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Market Factor Tilt Index Fund Ticker:  TILT

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	5 Year	10 Year	Fund Inception 9/16/2011

FlexShares Morningstar US Market Factor Tilt Index Fund (Based on Net Asset Value)	5.67%	9.09%	9.27%	11.56%

FlexShares Morningstar US Market Factor Tilt Index Fund (Based on Market Price)	5.61%	9.08%	9.25%	11.56%

Morningstar® U.S. Market Factor Tilt IndexSM	5.83%	9.24%	9.42%	11.72%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.26% and the net expense ratio is 0.25%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® US Market Factor Tilt Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess greater exposure to size and value factors relative to the Morningstar US Market Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of U.S.-incorporated large-, mid-, small- and micro- capitalization companies. The Underlying Index seeks to achieve increased exposures to size and value factors, or a “factor tilt,” by adjusting the Parent Index’s constituent weights to achieve a slightly greater weight on companies with smaller market capitalizations or lower valuations, as determined by Morningstar, Inc. pursuant to its index methodology. The Underlying Index is designed to measure the performance of U.S. equity markets with increased exposure toward small-capitalization and value stocks. As of October 31, 2023, there were 2,373 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on domestic equity securities generally traded higher. Through Q4 of 2022, U.S. equity markets moved modestly lower as inflation remained elevated and the U.S. Federal Reserve (the “Fed”) continued to tighten monetary conditions through rate hikes. U.S. equities rose over the first half of 2023, as investors looked past the collapse of Silicon Valley Bank and the potential of a banking crisis, as inflation declined while

FLEXSHARES ANNUAL REPORT	9

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Market Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Gross Domestic Product (GDP)1 growth was more resilient than expected. The Fed continued to hike interest rates through the first three meetings of the year, but lowered the magnitude of those hikes to one-quarter percent each before pausing at the June meeting. Over the first six months of 2023 technology companies led all sectors, as artificial intelligence related companies drew interest with seven large cap growth companies contributing a large portion of equity market gains. Domestic equity securities declined in Q3 of 2023 as inflation increased in July and August of 2023, and the Fed reiterated their outlook of “higher rates for longer” than we believe markets had priced in at the beginning of Q3 of 2023. U.S. equity markets continued to decline in October of 2023 as inflation remained resilient and there were increased concerns of slowing global growth due to weakness in China’s economy.

Because of the resiliency of the economic data, the falling inflation environment and the rising rate environment, U.S. domestic investments trended higher during the 12 months ended October 31, 2023; however, a large portion of the overall return for market weighted indices was concentrated in seven mega cap growth companies. We believe the value factor2 was a negative driver of Fund performance during the fiscal year ended October 31, 2023, as U.S. value stocks underperformed U.S. growth stocks3. The size factor4 was also impacted by the outsized performance of those mega cap growth companies that contributed outsized performance over the 12 months, resulting in size being a negative driver of Fund performance. Overall, the negative performance derived from both the value and size factors of the Underlying Index were the primary drivers behind the Underlying Index’s underperformance against the Russell 3000 Index®5 by -2.55%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -16 basis points (“bps”)6, which is reflective of the management fee (-25 bps), stock selection/futures (+4 bps) and securities lending (+5 bps).

The Morningstar U.S. Market Factor Tilt Index is the intellectual property (including registered trademarks) of Morningstar and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by Morningstar and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[1]	GDP is seen as a comprehensive measure of U.S. economic activity which measures the value of the final goods and services produced in the United States.

[2]

The Morningstar value factor seeks to identify stocks that are inexpensive relative to some measure of fundamental value (e.g., low price/book, low price/earnings, high dividend yields, etc.), which could result in outperformance relative to those that are pricier.

[3]	Growth stocks are defined as those issued by companies that are anticipated to grow at a rate significantly above the average for the market.
[4]

The Morningstar size factor measures a stock’s total capitalization, which can be found by multiplying the current share price by all the outstanding shares of the stock, and seeks to overweight smaller capitalization stocks.

[5]	The Russell 3000 Index is a market-capitalization-weighted equity index that seeks to track 3000 of the largest U.S.-traded stocks.

[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

10	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Factor Tilt Index Fund Ticker:  TLTD

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	5 Year	10 Year	Fund Inception 9/25/2012

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (Based on Net Asset Value)	13.21%	3.24%	2.74%	4.48%

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (Based on Market Price)	14.31%	3.45%	2.76%	4.55%

Morningstar® Developed Markets ex-US Factor Tilt IndexSM	13.31%	3.24%	2.80%	4.56%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.40% and the net expense ratio is 0.39%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Developed Markets ex-US Factor Tilt IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess greater exposure to size and value factors relative to the Morningstar Developed Markets ex-US Index (the “Parent Index”), a float adjusted market-capitalization weighted index of companies incorporated in Developed-market countries, excluding the U.S. The Underlying Index seeks to achieve increased exposures to size and value factors, or a “factor tilt”, by adjusting the Parent Index’s constituent weights to achieve a slightly greater weight on companies with smaller market capitalizations or lower valuations, as determined by Morningstar, Inc. pursuant to its index methodology. The Underlying Index is designed to include companies with enhanced risk-return characteristics relative to the broader developed international equity market by featuring size and value risk premiums, which Northern Trust Investments, Inc. (“NTI”) believes have been historically demonstrated over a full market cycle. As of October 31, 2023, there were 3,189 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on Developed international equity securities generally traded higher. Over the course of the 12-month period the U.S. dollar (USD) declined and positively impacted U.S. investors as returns in international currencies generally were aided by the falling USD. Through Q4 of 2022, Developed international markets rose as falling inflation in Europe, a stabilized fiscal environment in the United Kingdom, and the anticipated boost to global growth resulting from the re-opening of China’s economy all supported equity security prices. Developed international equities continued higher in Q1 of

FLEXSHARES ANNUAL REPORT	11

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

2023 as investors looked past concerns in the banking sector to falling energy prices, lower inflation in Europe, and strength in the technology and consumer discretionary sectors. Developed international equity securities continued higher in Q2 of 2023, but, in the aggregate, lagged U.S. equity markets as regional performance varied greatly between different markets. Japanese equity markets moved higher on the back of corporate governance reform, while Eurozone equities benefited from technology and semiconductor companies connected to artificial intelligence. Equity markets in the United Kingdom traded lower in local currency terms, but were positive in USD terms as falling energy prices and monetary tightening by the Bank of England impacted equities. Asia Pacific equity markets excluding Japan were lower, as concerns over growth in China due to weak consumer spending as well as increased geopolitical tensions between the U.S. and China impacted the region. Developed international equities declined in Q3 of 2023, as higher energy prices and concerns on consumer spending in China and Europe weighed on investors’ global growth outlook. Developed equities continued lower in October as slowing global growth and increased geopolitical tensions weighed on markets.

Because of the improved inflation outlook over the 12-month period, developed international investments trended higher during the 12 months ended October 31, 2023. We believe that the rising rate environment was beneficial to international value stocks relative to international growth stocks over the 12-month period and the value factor1 was a positive driver of Fund performance during the fiscal year ended October 31, 2023, as international value stocks outperformed international growth stocks2. The size factor3, however, was a negative driver of Fund performance over the 12 months, as developed market small cap stocks underperformed developed market large cap stocks. Overall, the positive performance derived from the value factor exposures of the Underlying Index offset the negative performance of its size factor, leading to the Underlying Index’s outperformance against the MSCI World ex-USA IMI Index4 by 1.74%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -10 basis points (“bps”)5, which is reflective of the Fund’s management fee (-39 bps), securities lending (+9 bps) and dividend tax differential (+20 bps).

The Morningstar Developed Markets ex-US Factor Tilt Index is the intellectual property (including registered trademarks) of Morningstar and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by Morningstar and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[1]

The Morningstar value factor seeks to identify stocks that are inexpensive relative to some measure of fundamental value (e.g., low price/book, low price/earnings, high dividend yields, etc.), which could result in outperformance relative to those that are pricier.

[2]	Growth stocks are defined as those issued by companies that are anticipated to grow at a rate significantly above the average for the market.
[3]

The Morningstar size factor measures a stock’s total capitalization, which can be found by multiplying the current share price by all the outstanding shares of the stock, and seeks to overweight smaller capitalization stocks.

[4]	The MSCI World ex-USA Investable Market Index captures large, mid and small cap representation across 22 of 23 Developed Markets (DM) countries - excluding the U.S.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

12	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Factor Tilt Index Fund Ticker:  TLTE

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	5 Year	10 Year	Fund Inception 9/25/2012

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (Based on Net Asset Value)	13.63%	2.51%	1.42%	1.80%

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (Based on Market Price)	13.27%	2.56%	1.35%	1.75%

Morningstar® Emerging Markets Factor Tilt IndexSM	14.59%	3.36%	2.15%	2.57%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.60% and the net expense ratio is 0.59%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Emerging Markets Factor Tilt IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess greater exposure to size and value factors relative to the Morningstar Emerging Markets Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of companies incorporated in emerging-market countries. The Underlying Index seeks to achieve increased exposures to size and value factors, or a “factor tilt,” by adjusting the Parent Index’s constituent weights to achieve a slightly greater weight on companies with smaller market capitalizations or lower valuations, as determined by Morningstar, Inc., pursuant to its index methodology. The Underlying Index is designed to include companies with enhanced risk-return characteristics relative to the broader emerging equity market by featuring size and value risk premiums, which Northern Trust Investments, Inc. (“NTI”) believes have been historically demonstrated over a full market cycle. As of October 31, 2023, there were 3,701 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.

During the 12 months ending October 31, 2023, prices on emerging market equities generally traded higher. Over the course of the 12-month period the U.S. dollar (USD) declined and positively impacted U.S. investors as returns in international currencies generally were aided by the falling USD.

FLEXSHARES ANNUAL REPORT	13

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Through Q4 of 2022, emerging equities traded higher as China relaxed some pandemic-related restrictions, boosting investors’ expectations that increased spending could aid global growth, and that a global recession may be less severe than previously expected. Emerging market equity securities continued to rise in Q1 of 2023, but lagged behind Developed markets as continued monetary tightening across global central banks and increased U.S.China geopolitical tensions weighed on the region. Emerging market equities continued higher in Q2 of 2023, but again trailed Developed equity securities as optimism around China’s reopening was dampened by worse than expected consumer spending. Tensions between the U.S. and China increased as new restrictions around chip manufacturing in both the U.S. and Europe limited Chinese access to these technologies. Emerging equities declined in Q3 of 2023 as weakness in China’s property sector and overall economy negatively impacted global growth. We believe that continued economic strength in the U.S. could result in global interest rates remaining at higher levels for longer than anticipated, also impinging on the growth outlook for emerging markets. Emerging markets continued lower in October of 2023 as slowing global growth, weak energy prices, and increased geopolitical tensions weighed on markets.

Investors showed a preference for value companies in emerging markets for the 12 months ending October 31, 2023, resulting in the high value factor1 exposure being a positive driver of Fund performance as emerging market value stocks outperformed emerging market growth stocks.2 In addition, the size factor3 was a positive driver of Fund performance over the 12 months, as emerging market small cap stocks outperformed emerging market large cap stocks. Overall, the positive performance derived from the value and size factor exposures of the Underlying Index was the primary source of the Underlying Index’s outperformance against the MSCI Emerging Markets Investable Market Index (IMI)4 by 2.91%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was

-96 basis points (“bps”)5, which is reflective of the Fund’s management fee (-59 bps), stock selection/futures (-19 bps), securities lending (+6 bps) and dividend tax differential (+1 bps), and India Capital Gains Taxes (-25 bps).

The Morningstar Emerging Markets Factor Tilt Index is the intellectual property (including registered trademarks) of Morningstar and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by Morningstar and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[1]

The Morningstar value factor seeks to identify stocks that are inexpensive relative to some measure of fundamental value (e.g., low price/book, low price/earnings, high dividend yields, etc.), which could result in outperformance relative to those that are pricier.

[2]	Growth stocks are defined as those issued by companies that are anticipated to grow at a rate significantly above the average for the market.

[3]

The Morningstar size factor measures a stock’s total capitalization, which can be found by multiplying the current share price by all the outstanding shares of the stock, and seeks to overweight smaller capitalization stocks.

[4]	The MSCI Emerging Markets Investable Market Index (IMI) captures large, mid and small cap representation across 24 Emerging Markets (EM) countries.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

14	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Large Cap Index Fund Ticker:  QLC

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	3 Year	5 Year	Fund Inception 9/23/2015

FlexShares US Quality Large Cap Index Fund Index Fund (Based on Net Asset Value)	9.54%	10.93%	8.56%	9.71%

FlexShares US Quality Large Cap Index Fund Index Fund (Based on Market Price)	9.47%	10.92%	8.54%	9.71%

S&P 500 Index	10.14%	10.36%	11.01%	12.04%

Northern Trust Quality Large Cap IndexSM	9.89%	11.31%	8.84%	10.04%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.26% and the net expense ratio is 0.25%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Large Cap IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess greater exposure to quality, value and momentum factors relative to a universe of publicly traded U.S. large-capitalization equity securities. The universe is comprised of the 600 largest companies in the Northern Trust 1250 Index, a floatadjusted market-capitalization weighted index of U.S. domiciled companies. The Underlying Index is designed to include companies with enhanced risk-return characteristics relative to the broader U.S. large-cap equity market by featuring quality, value and momentum risk premiums, which Northern Trust Investments, Inc. (“NTI”) believes have been historically demonstrated over a full market cycle. As of October 31, 2023, there were 183 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on domestic equity securities generally traded higher. Through Q4 of 2022, U.S. equity markets moved modestly lower as inflation remained elevated and the U.S. Federal Reserve (the “Fed”) continued to tighten monetary conditions through rate hikes. U.S. equities rose over the first half of 2023, as investors looked past the collapse of Silicon Valley Bank and the potential of a banking crisis, as inflation declined while Gross Domestic Product (GDP)1 growth was more resilient than expected. The Fed continued to hike interest rates through May 2023, but lowered the magnitude of those hikes to one-quarter percent each before pausing at the June 2023 meeting. Over the first six months of 2023, technology

FLEXSHARES ANNUAL REPORT	15

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Large Cap Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

companies led all sectors as artificial intelligence related companies drew interest, with seven large cap growth companies contributing a large portion of equity market gains. Domestic equity securities declined in Q3 of 2023 as inflation increased in July and August of 2023, and the Fed reiterated their outlook of “higher rates for longer” than we believe markets had priced in at the beginning of Q3 of 2023. U.S. equity markets continued to decline in October of 2023 as inflation remained resilient and there were increased concerns of slowing global growth due to weakness in China’s economy.

Because of the resiliency of the economic data, the falling inflation environment and the rising rate environment, U.S. domestic investments trended higher during the 12 months ended October 31, 2023; however, a large portion of the overall return for market weighted indices was concentrated in seven mega cap2 growth companies. Because of the outsized performance of these large cap growth names, we believe the value factor3 was a negative driver of Fund performance during the fiscal year ended October 31, 2023, as U.S. value stocks underperformed U.S. growth stocks4. We believe that investors showed a preference for high quality factor5 companies within the large cap universe utilized by the Underlying Index, resulting in the high-quality factor exposure enhancing Fund performance over the 12 months. The momentum factor exposure6 of the Underlying Index was also a positive driver of Fund performance as positive momentum companies outperformed negative momentum companies over the 12 months. Overall, the positive performance from the quality and momentum exposures of the Underlying Index was not enough to offset the negative performance of the value factor of the Underlying Index, and this was the primary source of the Underlying Index’s underperformance relative to the S&P 500 Index7 by -25 basis points (“bps”)8. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -35 bps which is reflective of the management fee (-25 bps), stock selection/futures (-10 bps), securities lending (+1 bps) and performance calculation differences between the Underlying Index and the Fund (-1 bps).

[1]	GDP is seen as a comprehensive measure of U.S. economic activity which measures the value of the final goods and services produced in the United States.

[2]	Size is measured by a stock’s total capitalization which can be found by multiplying the current share price by all the outstanding shares of stock.

[3]	The value factor is a factor reflecting the current worth of a company relative to its own historical value, book value, or valuation versus peers.

[4]	Growth stocks are defined as those issued by companies that are anticipated to grow at a rate significantly above the average for the market.

[5]	The quality factor is a factor that seeks to identify companies that exhibit financial strength and stability relative to the market.

[6]	The momentum factor is a factor that reflects market sentiment and changes in security price over a given time period.

[7]	The Standard & Poor’s 500 Index is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S.

[8]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

16	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

STOXX US ESG Select Index Fund Ticker:  ESG

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	3 Year	5 Year	Fund Inception 7/13/2016

FlexShares STOXX® US ESG Select Index Fund (Based on Net Asset Value)	11.91%	10.43%	11.37%	12.01%

FlexShares STOXX® US ESG Select Index Fund (Based on Market Price)	11.87%	10.41%	11.38%	12.01%

Russell 1000® Index	9.48%	9.52%	10.71%	11.31%

STOXX® USA ESG Select KPIs IndexSM	11.83%	10.33%	11.15%	11.57%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.33% and the net expense ratio is 0.32%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® USA ESG Select KPIs IndexSM (“Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, score better with respect to a set of environmental, social and governance (“ESG”) key performance indicators relative to the U.S. companies in the STOXX® Global 1800 Index, a float adjusted market-capitalization weighted index of companies incorporated in the U.S. and in developed international markets. As of October 31, 2023, there were 263 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on domestic equity securities generally traded higher. Through Q4 of 2022, U.S. equity markets moved modestly lower as inflation remained elevated, and the U.S. Federal Reserve (the “Fed”) continued to tighten monetary conditions through rate hikes. U.S. equities rose over the first half of 2023, as investors looked past the collapse of Silicon Valley Bank and the potential of a banking crisis, as inflation declined while Gross Domestic Product (GDP)1 growth was more resilient than expected. The Fed continued to hike interest rates through the first three meetings of the year, but lowered the magnitude of those hikes to one-quarter percent each before pausing at the June meeting. Over the first six months of 2023, technology companies led all sectors as artificial intelligence related companies drew interest, with seven large cap growth companies contributing a large portion of equity market gains. Domestic equity securities declined in

[1]	GDP is seen as a comprehensive measure of U.S. economic activity which measures the value of the final goods and services produced in the United States.

FLEXSHARES ANNUAL REPORT	17

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

STOXX US ESG Select Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Q3 of 2023 as inflation increased in July and August of 2023, and the Fed reiterated their outlook of “higher rates for longer” than we believe markets had priced in at the beginning of Q3 of 2023. U.S. equity markets continued to decline in October of 2023 as inflation remained resilient and there were increased concerns of slowing global growth due to weakness in China’s economy.

The Underlying Index had a positive total return during the 12 months ended October 31, 2023, and outperformed domestic equity markets, as defined by the Russell 1000® Index2 by 2.35%. The Underlying Index’s ESG-tilted approach led to underweight Fund exposure to the utilities, real estate and industrials sectors, which benefited Fund performance. Likewise, the ESG tilt led to differences in security weights within the communication services, financials and health care sectors that were also positive drivers of Fund performance. Overall, the only sector within the Underlying Index that contributed negatively to relative performance was the energy sector.

Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +8 basis points (“bps”)3, which is reflective of the management fee (-32 bps), stock selection/futures (-7 bps) and dividend tax differential (+47 bps). The STOXX USA ESG Select KPIs Index is the intellectual property (including registered trademarks) of STOXX Limited, Zurich, Switzerland and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by STOXX and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[2]	The Russell 1000® Index refers to a stock market index that represents the 1000 top companies in the United States.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

18	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

STOXX® Global ESG Select Index Fund Ticker:  ESGG

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	3 Year	5 Year	Fund Inception 7/13/2016

FlexShares STOXX® Global ESG Select Index Fund (Based on Net Asset Value)	14.17%	9.38%	9.50%	10.00%

FlexShares STOXX® Global ESG Select Index Fund (Based on Market Price)	14.52%	9.33%	9.46%	10.04%

MSCI World Index	10.48%	8.14%	8.27%	8.82%

STOXX® Global ESG Select KPIs IndexSM	14.30%	9.47%	9.56%	10.03%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.43% and the net expense ratio is 0.42%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® Global ESG Select KPIs IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, score better with respect to a set of environmental, social and governance (“ESG”) key performance indicators relative to the STOXX® Global 1800 Index, a float-adjusted market-capitalization weighted index of companies incorporated in the U.S. and in developed international markets. As of October 31, 2023, there were 865 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on global equity securities generally traded higher. Through Q4 of 2022 global markets rose as falling inflation and the anticipated boost to global growth resulting from the re-opening of China’s economy all supported equity securities prices. Global equities continued higher over the first half of 2023, as investors looked past concerns in the banking sector to falling energy prices, lower inflation, and global growth was more resilient than expected. Over the first six months of 2023, technology companies led all sectors as artificial intelligence related companies drew interest, with seven U.S. large cap growth companies contributing a large portion of equity market gains. Global equities declined in Q3 of 2023 as higher energy prices, consumer spending concerns in China, and the U.S. Federal Reserve’s outlook of “higher rates for longer” weighed on investors’ global growth outlook. Global equities continued lower in October of 2023 as slowing global growth concerns and increased geopolitical tensions weighed on markets.

The Underlying Index had a positive total return during the 12 months ended

FLEXSHARES ANNUAL REPORT	19

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

STOXX® Global ESG Select Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

October 31, 2023, and outperformed global equity markets, as defined by the MSCI World Index1, by 3.82%. The Underlying Index’s ESG-tilted approach led to underweights to the utilities and real estate sectors as well as overweights to the technology and energy sectors that benefited Fund performance. The ESG tilt also led to overweights to the healthcare and energy sectors as well as an underweight to the communication services sector that detracted from performance. Likewise, the ESG tilt led to differences in security weights within the communication services, financials and industrials sectors that were positive drivers of Fund performance as well as security selections within the technology and energy sectors that detracted from performance. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -13 basis points (“bps”)2, which is reflective of the management fee (-42 bps), stock selection/futures (-10 bps), securities lending (+1 bps), and dividend tax differential (+38 bps).

The STOXX Global ESG Select KPIs Index is the intellectual property (including registered trademarks) of STOXX Limited, Zurich, Switzerland and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by STOXX and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[1]	The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

20	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Large Cap Core Index Fund Ticker:  FEUS

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	Fund Inception 9/20/2021

FlexShares ESG & Climate US Large Cap Core Index Fund (Based on Net Asset Value)	9.33%	-0.97%

FlexShares ESG & Climate US Large Cap Core Index Fund (Based on Market Price)	9.29%	-0.99%

S&P 500 Index	10.14%	-0.23%

Northern Trust ESG & Climate US Large Cap Core IndexSM	9.47%	-0.88%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.10% and the net expense ratio is 0.09%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust ESG & Climate US Large Cap Core IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that exhibit certain environmental, social and governance (“ESG”) characteristics, while also seeking to provide broad-market, core exposure to publicly traded U.S. large capitalization equity securities, i.e., the 600 largest companies in the Northern Trust 1250 IndexSM (the “Starting Universe”), as measured by largest float adjusted market capitalization. The Underlying Index is designed to minimize tracking differences relative to the Starting Universe, while also seeking (a) an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score, and (b) reduction of aggregate climate-related risk, as measured by certain carbon-related risk metrics, each relative to the Starting Universe. As of October 31, 2023, there were 166 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on domestic equity securities generally traded higher. Through Q4 of 2022 U.S. equity markets moved modestly lower as inflation remained elevated, and the U.S. Federal Reserve (the “Fed”) continued to tighten monetary conditions through rate hikes. U.S. equities rose over the first half of 2023, as investors looked past the collapse of Silicon Valley Bank and the potential of a banking crisis, as inflation declined while Gross Domestic Product (GDP)1 growth was more resilient than expected. The Fed con-

[1]	GDP is seen as a comprehensive measure of U.S. economic activity which measures the value of the final goods and services produced in the United States.

FLEXSHARES ANNUAL REPORT	21

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Large Cap Core Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

tinued to hike interest rates through the first three meetings of the year, but lowered the magnitude of those hikes to one-quarter percent each before pausing at the June meeting. Over the first six months of 2023, technology companies led all sectors as artificial intelligence related companies drew interest, with seven large cap growth companies contributing a large portion of equity market gains. Domestic equity securities declined in Q3 of 2023, as inflation increased in July and August of 2023, and the Fed reiterated their outlook of “higher rates for longer” than we believe markets had priced in at the beginning of Q3 of 2023. U.S. equity markets continued to decline in October of 2023, as inflation remained resilient and there were increased concerns of slowing global growth due to weakness in China’s economy.

The Underlying Index had a positive total return during the 12 months ended October 31, 2023, and underperformed the U.S. large cap equity market, as defined by the S&P 500 Index2 by -0.67%. The Underlying Index’s Climate and ESG focused approach led to differences in security weights within the healthcare, industrials, communication services and consumer staples sectors that negatively impacted performance. Overall, it was the differences in these sectors that were the primary source of the Underlying Index’s underperformance. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was - 14 basis point (“bps”)3, which is reflective of the management fee (-9 bps), stock selection/futures (-4 bps), and compounding of tracking error over time (-1 bps).

[2]	The S&P 500 Index is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

22	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Core Index Fund Ticker:  FEDM

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	Fund Inception 9/20/2021

FlexShares ESG & Climate Developed Markets Ex-US Core Index Fund (Based on Net Asset Value)	12.08%	-5.90%

FlexShares ESG & Climate Developed Markets Ex-US Core Index Fund (Based on Market Price)	12.80%	-5.49%

MSCI World ex-US Index	12.56%	-5.22%

Northern Trust ESG & Climate Developed Markets ex-US Core IndexSM	12.21%	-5.93%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.13% and the net expense ratio is 0.12%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust ESG & Climate Developed Markets ex-US Core IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that exhibit certain environmental, social and governance (“ESG”) characteristics, while also seeking to provide broad-market, core exposure to publicly traded equity securities issued by companies domiciled in developed market countries, excluding the U.S. The Underlying Index is designed to minimize tracking differences relative to the Northern Trust Developed Markets ex-US Large Cap IndexSM (the “Parent Index”), while also seeking (a) an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score, and (b) reduction of aggregate climate-related risk, as measured by certain carbon-related risk metrics, each relative to the Parent Index. As of October 31, 2023, there were 281 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on developed international equity securities generally traded higher. Over the course of the 12-month period the U.S. dollar (USD) declined and positively impacted U.S. investors as returns in international currencies generally were aided by the falling USD. Through Q4 of 2022, developed international markets rose as falling inflation in Europe, a stabilized fiscal environment in the United Kingdom, and the anticipated boost to global growth resulting from the re-opening of China’s economy all supported equity security prices. Developed international equities continued higher in Q1 of 2023, as investors looked past concerns in the banking sector to falling energy prices, lower inflation in Europe,

FLEXSHARES ANNUAL REPORT	23

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Core Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

and strength in the technology and consumer discretionary sectors. Developed international equity securities continued higher in Q2 of 2023, but, in the aggregate, lagged U.S. equity markets as regional performance varied greatly between different markets. Japanese equity markets moved higher on the back of corporate governance reform, while Eurozone equities benefited from technology and semiconductor companies connected to artificial intelligence. Equity markets in the United Kingdom traded lower in local currency terms, but were positive in USD terms as falling energy prices and monetary tightening by the Bank of England impacted equities. Asia Pacific equity markets excluding Japan were lower as concerns over growth in China due to weak consumer spending, as well as increased geopolitical tensions between the U.S. and China impact the region. Developed international equities declined in Q3 of 2023, as higher energy prices and concerns on consumer spending in China and Europe weighed on investors’ global growth outlook. Developed equities continued lower in October of 2023 as slowing global growth and increased geopolitical tensions weighed on markets.

The Underlying Index had a positive total return during the 12 months ended October 31, 2023, and underperformed the developed international equity market, as defined by the MSCI World ex-US Index1 by -0.35%. The Underlying Index’s Climate and ESG focused approach led to differences in security weights within the utilities, financials and consumer discretionary sectors that negatively impacted performance. Overall, it was the differences in these sectors that were the primary source of the Underlying Index’s underperformance. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -13 basis points (“bps”)2, which is reflective of the management fee (-12 bps), stock selection/futures (-5 bps), and dividend tax differential (+4 bps).

[1]	The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries – excluding the United States.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

24	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Core Index Fund              Ticker:  FEEM

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	Fund Inception 4/20/2022

FlexShares ESG & Climate Emerging Markets Core Index Fund (Based on Net Asset Value)	11.14%	-8.50%

FlexShares ESG & Climate Emerging Markets Core Index Fund (Based on Market Price)	10.98%	-8.23%

MSCI Emerging Markets Index	10.80%	-8.38%

Northern Trust ESG & Climate Emerging Markets Core IndexSM	11.79%	-8.30%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.19% and the net expense ratio is 0.18%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust ESG & Climate Emerging Markets Core IndexSM (the “Underlying Index”) The Underlying Index is designed to reflect the performance of a selection of companies that exhibit certain environmental, social and governance (“ESG”) characteristics, while also seeking to provide broad-market, core exposure to publicly traded equity securities issued by companies domiciled in emerging market countries. The Underlying Index is designed to minimize tracking differences relative to the Northern Trust Emerging Markets Large Cap IndexSM (the “Parent Index”), while also seeking (a) an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score, and (b) reduction of aggregate climate-related risk, as measured by certain carbon-related risk metrics, each relative to the Parent Index. As of October 31, 2023, there were 265 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on emerging market equities generally traded higher. Over the course of the 12-month period the U.S. dollar (USD) declined and positively impacted U.S. investors as returns in international currencies generally were aided by the falling USD. Through Q4 of 2022, emerging equities traded higher as China relaxed some pandemic-related restrictions, boosting investors’ expectations that increased spending could aid global growth, and that a global recession may be less severe than previously expected. Emerging market equity securities continued to rise in Q1 of 2023, but lagged behind developed markets as continued monetary tightening across global central banks and increased U.S.China geopolitical

FLEXSHARES ANNUAL REPORT	25

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Core Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

tensions weighed on the region. Emerging market equities continued higher in Q2 of 2023, but again trailed developed equity securities as optimism around China’s reopening was dampened by worse than expected consumer spending. Tensions between the U.S. and China increased as new restrictions around chip manufacturing in both the U.S. and Europe limited Chinese access to these technologies. Emerging equities declined in Q3 of 2023, as weakness in China’s property sector and overall economy negatively impacted global growth. We believe continued economic strength in the U.S. could result in global interest rates remaining at higher levels for longer than anticipated, also impinging on the growth outlook for emerging markets. Emerging markets continued lower in October of 2023 as slowing global growth, weak energy prices and increased geopolitical tensions weighed on markets.

The Underlying Index had a positive total return during the 12 months ended October 31, 2023, and outperformed the emerging equity market, as defined by the MSCI Emerging Markets Index1 by 0.99% The Underlying Index’s Climate and ESG focused approach led to differences in security weights within the financials, consumer discretionary and materials sectors that positively impacted performance. Overall, it was the differences in these sectors that were the primary source of the Underlying Index’s outperformance. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -65 basis points (“bps”)2, which is reflective of the management fee (-18 bps), stock selection/futures (-45 bps), dividend tax differential (-1 bps), and India Capital Gains Taxes (-1 bps).

[1]	The MSCI Emerging Markets Index is a selection of stocks that are designed to track the financial performance of key companies in fast-growing nations.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

26	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Upstream Natural Resources Index Fund  Ticker:   GUNR

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	5 Year	10 Year	Fund Inception 9/16/2011

FlexShares Morningstar Global Upstream Natural Resources Index Fund (Based on Net Asset Value)	-3.92%	7.97%	4.50%	3.73%

FlexShares Morningstar Global Upstream Natural Resources Index Fund (Based on Market Price)	-3.96%	7.99%	4.49%	3.74%

Morningstar® Global Upstream Natural Resources IndexSM	-3.32%	8.57%	5.02%	4.18%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.47% and the net expense ratio is 0.46%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Global Upstream Natural Resources IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities that are traded in or are issued by companies classified as developed or emerging markets (including the U.S.), as determined by Morningstar, Inc., the index provider, pursuant to its index methodology. To be eligible for inclusion in the Underlying Index, a security must be issued by a company that has significant economic interests in one of the following natural resource categories: energy, agriculture, precious or industrial metals, timber or water, as determined by the Index Provider pursuant to its index methodology (collectively, the “Natural Resources sector”). As of October 31, 2023, there were 120 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective and a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on global equity securities generally traded higher. Through Q4 of 2022 global markets rose as falling inflation and the anticipated boost to global growth resulting from the re-opening of China’s economy all supported equity security prices. Global equities continued higher over the first half of 2023, as investors looked past concerns in the banking sector to falling energy prices, lower inflation and global growth was more resilient than expected. Over the first six months of 2023, technology companies led all sectors as artificial intelligence related companies drew interest, with seven U.S. large cap growth companies contributing a large portion of equity market gains. Global equities declined in Q3 of 2023 as higher energy prices, consumer spending concerns in China, and the U.S. Federal Reserve’s outlook of “higher rates for longer” weighed on

FLEXSHARES ANNUAL REPORT	27

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Upstream Natural Resources Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

investors’ global growth outlook. Global equities continued lower in October of 2023, as slowing global growth concerns and increased geopolitical tensions weighed on markets.

For the 12-month period ended October 31, 2023, the Underlying Index underperformed the global natural resource equity markets, as defined by the S&P Global Natural Resources Index1, by -4.28%. Due to the Underlying Index’s focus on the upstream section of the natural resource supply chain, security selection in Energy and Metals detracted from performance. Sector allocation within Agriculture and Metals also detracted from performance versus the benchmark. The Water Resources sector was a drag on performance, as higher interest rates negatively impacted returns due to the capital intensive nature of the sector. Relative performance in Timber did not aid or detract from the Underlying Index’s relative performance, as negative performance attributed to allocation was offset by positive security selection within the sector. Tracking difference for the period between the Fund’s NAV and the Underlying Index was -60 basis points (bps)2, which is reflective of the Fund’s management fee (-46 bps), stock selection/futures (-20 bps), securities lending (+3 bps), and dividend tax differential (+3 bps).

The Morningstar Global Upstream Natural Resources Index is the intellectual property (including registered trademarks) of Morningstar and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by Morningstar and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[1]

The S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodityrelated sectors: agribusiness, energy, and metals & mining.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

28	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Broad Infrastructure Index Fund Ticker:  NFRA

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	5 Year	10 Year	Fund Inception 10/8/2013

FlexShares STOXX® Global Broad Infrastructure Index Fund (Based on Net Asset Value)	1.24%	3.71%	4.05%	4.44%

FlexShares STOXX® Global Broad Infrastructure Index Fund (Based on Market Price)	1.41%	3.84%	4.06%	4.46%

STOXX® Global Broad Infrastructure Index	1.10%	3.59%	3.95%	4.34%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® Global Broad Infrastructure Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, offer broad exposure to publicly traded developed- and emerging-market infrastructure companies, including U.S. companies, as defined by STOXX Ltd. (“STOXX”) pursuant to its index methodology. As of October 31, 2023, there were 172 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on global equity securities generally traded higher. Through Q4 of 2022 global markets rose as falling inflation and the anticipated boost to global growth resulting from the re-opening of China’s economy all supported equity security prices. Global equities continued higher over the first half of 2023, as investors looked past concerns in the banking sector to falling energy prices, lower inflation and global growth was more resilient than expected. Over the first six months of 2023, technology companies led all sectors as artificial intelligence related companies drew interest, with seven U.S. large cap growth companies contributing a large portion of equity market gains. Global equities declined in Q3 of 2023, as higher energy prices, consumer spending concerns in China, and the U.S. Federal Reserve’s outlook of “higher rates for longer” weighed on investors’ global growth outlook. Global equities continued lower in October of 2023, as slowing global growth concerns and increased geopolitical tensions weighed on markets.

FLEXSHARES ANNUAL REPORT	29

FlexShares® STOXX	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Broad Infrastructure Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

The Underlying Index had a positive total return during the 12 months ended October 31, 2023, and outperformed the global infrastructure market, as defined by the S&P Global Infrastructure Index1, by 3.33%. The Underlying Index’s exposures to the communication, energy, utilities and social infrastructure sectors positively benefited Fund performance, while exposure to transportation infrastructure negatively contributed to Fund performance. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +14 basis points (“bps”)2, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+2 bps), securities lending (+4 bps), dividend tax differential (+54 bps), and India Capital Gain taxes (+1 bps).

The STOXX Global Infrastructure Index is the intellectual property (including registered trademarks) of STOXX Limited, Zurich, Switzerland and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by STOXX and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[1]	The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

30	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Quality Real Estate Index Fund Ticker:  GQRE

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	3 Year	5 Year	Fund Inception 11/5/2013

FlexShares Global Quality Real Estate Index Fund (Based on Net Asset Value)	-7.16%	-0.05%	-1.19%	2.23%

FlexShares Global Quality Real Estate Index Fund (Based on Market Price)	-6.84%	0.02%	-1.13%	2.25%

FTSE EPRA/NAREIT Developed IndexSM	-6.03%	0.08%	-1.46%	1.34%

Northern Trust Global Quality Real Estate IndexSM	-7.38%	-0.34%	-1.37%	2.11%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.46% and the net expense ratio is 0.45%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Global Quality Real Estate IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess greater exposure to quality, value and momentum factors relative to the Northern Trust Global Real Estate Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of publicly traded equity securities of U.S. and non-U.S. real estate investment trusts (“REITs”) and real estate operating companies. In addition, the Underlying Index is designed to include companies with enhanced risk-return characteristics relative to the global publicly traded real-estate market by featuring quality, value and momentum risk premiums, which Northern Trust Investments, Inc. (“NTI”) believes have been historically demonstrated over a full market cycle. As of October 31, 2023, there were 137 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on global equity securities generally traded higher. Through Q4 of 2022 global markets rose as falling inflation and the anticipated boost to global growth resulting from the re-opening of China’s economy all supported equity security prices. Global equities continued higher over the first half of 2023, as investors looked past concerns in the banking sector to falling energy prices, lower inflation, and global growth was more resilient than expected. Over the first six months of 2023, technology companies led all sectors as artificial intelligence related companies drew interest, with seven U.S. large cap growth companies contributing a large portion of equity market gains. Global equities declined in Q3 of 2023, as higher energy prices, consumer spending concerns in

FLEXSHARES ANNUAL REPORT	31

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Quality Real Estate Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

China, and the U.S. Federal Reserve’s outlook of “higher rates for longer” weighed on investors’ global growth outlook. Global equities continued lower in October of 2023, as slowing global growth concerns and increased geopolitical tensions weighed on markets.

The Underlying Index had a negative total return during the 12 months ended October 31, 2023, and underperformed the global equity real estate markets, as defined by the FTSE EPRA/NAREIT Developed Net Index1, by -1.35%. The value2 and quality3 factor exposures of the Underlying Index were negative drivers of Fund performance, while the momentum4 factor exposure was a positive driver of Fund performance. Overall, the positive exposure to momentum was not enough to offset the headwinds from the negative performance derived from the value and quality exposures. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was +22 basis points (“bps”)5, which is reflective of the Fund’s management fee (-45 bps), stock selection/futures (+8 bps), securities lending (+2 bps), dividend tax differential (+58 bps), and compounding of tracking error over time (-1 bps).

[1]	The FTSE EPRA/NAREIT Developed Net Index is an index designed to track the performance of listed real estate companies in both developed and emerging countries worldwide.

[2]	The value factor is a factor reflecting the current worth of a company relative to its own historical value, book value or valuation versus peers.

[3]	The quality factor is a factor that seeks to identify companies that exhibit financial strength and stability relative to the Parent Index.

[4]	The momentum factor is a factor that reflects market sentiment and changes in a security price over a given time period.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

32	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Real Assets Allocation Index Fund Ticker:  ASET

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	3 Year	5 Year	Fund Inception 11/23/2015

FlexShares Real Assets Allocation Index Fund (Based on Net Asset Value)	-1.78%	5.14%	3.67%	4.15%

FlexShares Real Assets Allocation Index Fund (Based on Market Price)	-1.99%	5.09%	3.63%	4.13%

MSCI ACWI Index	10.50%	6.68%	7.48%	7.69%

Northern Trust Real Assets Allocation IndexSM	-1.69%	5.27%	3.80%	4.27%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. Prior to September 1, 2023, the gross expense ratio of the Fund was 1.04% and the net expense ratio was 0.57%. Effective September 1, 2023, the gross expense ratio of the Fund is 0.96% and the net expense ratio is 0.49%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Real Assets Allocation IndexSM (the “Underlying Index”). The Fund is a fund of funds and seeks to achieve its investment objective by investing primarily in the shares of other FlexShares ETFs (each an “Underlying Fund,” and together, the “Underlying Funds”) that are eligible for inclusion in the Underlying Index, rather than in securities of individual companies. The Underlying Funds themselves seek investment results corresponding to their own respective underlying indexes. The Underlying Funds invest primarily in separate sets of securities representing or providing exposures to global “real assets.” Real assets are defined by the index provider as physical or tangible assets. Examples of real assets include but are not limited to commodities, precious metals, oil, and real estate. Each Underlying Fund has its own risk profile and will contribute differently to the overall risk profile of the Fund. Each of the Underlying Funds invests in equity securities that are traded in or are issued by companies domiciled in global developed or emerging markets (including the U.S.). Certain of the Underlying Funds may invest in publicly traded units of master limited partnerships and real estate investment trusts. As of October 31, 2023, there were three Underlying Funds in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI generally intends to replicate the constituent securities of the Underlying Index to manage the Fund but may use representative sampling in certain circumstances. “Representative sampling” means investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. When the Fund uses representative sampling, it may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on global equity securities generally traded higher. Through Q4 of 2022 global markets rose as falling inflation and the anticipated boost to global growth

FLEXSHARES ANNUAL REPORT	33

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Real Assets Allocation Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

resulting from the re-opening of China’s economy all supported equity security prices. Global equities continued higher over the first half of 2023, as investors looked past concerns in the banking sector to falling energy prices, lower inflation and global growth was more resilient than expected. Over the first six months of 2023, technology companies led all sectors as artificial intelligence related companies drew interest, with seven U.S. large cap growth companies contributing a large portion of equity market gains. Global equities declined in Q3 of 2023, as higher energy prices, consumer spending concerns in China, and the U.S. Federal Reserve’s outlook of “higher rates for longer” weighed on investors’ global growth outlook. Global equities continued lower in October of 2023, as slowing global growth concerns and increased geopolitical tensions weighed on markets.

The Underlying Index had a negative total return during the 12 months ended October 31, 2023, underperforming global equity markets, as defined by the MSCI All Country World Index (ACWI)1 by -12.19%. All three asset classes within reals assets underperformed global equities. Global real estate and natural resources had negative performance over the 12-month period as rising global interest rates and falling energy prices negatively impacted each asset class, respectively. Infrastructure delivered positive performance for the 12-month period, but still trailed global equities as it was also negatively impacted by the rising rate environment. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -9 basis points (“bps”)2, which is largely reflective of the Fund’s management fee (-57 bps), a reimbursement amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Funds (+47 bps) and performance calculation differences between the Underlying Index and the Fund (+1 bp).

[1]	The MSCI All Country World Index is a market-capitalization-weighted index maintained by MSCI and is designed to provide a broad measure of stock performance throughout the world.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

34	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund Ticker:  QDF

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	5 Year	10 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Index Fund (Based on Net Asset Value)	6.52%	7.13%	8.49%	10.46%

FlexShares Quality Dividend Index Fund (Based on Market Price)	6.50%	7.13%	8.48%	10.46%

Russell 1000® Index	9.48%	10.71%	10.88%	12.44%

Northern Trust Quality Dividend IndexSM	6.96%	7.71%	9.00%	10.98%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the Northern Trust Quality Dividend IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, provide exposure to a high-quality income-oriented universe of long-only U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall beta1 that is similar to that of the Northern Trust 1250 Index2. As of October 31, 2023, there were 138 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on domestic equity securities generally traded higher. Through Q4 of 2022 U.S. equity markets moved modestly lower as inflation remained elevated, and the U.S. Federal Reserve (the “Fed”) continued to tighten monetary conditions through rate hikes. U.S. equities rose over the first half of 2023, as investors looked past the collapse of Silicon Valley Bank and the potential of a banking crisis, as inflation declined while Gross Domestic Product (GDP)3 growth was

[1]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index and time period. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (“S&P”) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

[2]	Northern Trust 1250 Index is a float-adjusted market-capitalization weighted index comprised of U.S. domiciled large- and mid-capitalization companies.

[3]	9 GDP is seen as a comprehensive measure of U.S. economic activity which measures the value of the final goods and services produced in the United States.

FLEXSHARES ANNUAL REPORT	35

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund (cont.)

PORTFOLIO ANALYSIS(cont.)

more resilient than expected. The Fed continued to hike interest rates through the first three meetings of the year, but lowered the magnitude of those hikes to one-quarter percent each before pausing at the June meeting. Over the first six months of 2023, technology companies led all sectors as artificial intelligence related companies drew interest, with seven large cap growth companies contributing a large portion of equity market gains. Domestic equity securities declined in Q3 of 2023, as inflation increased in July and August of 2023, and the Fed reiterated their outlook of “higher rates for longer” than we believe markets had priced in at the beginning of Q3 of 2023. U.S. equity markets continued to decline in October of 2023, as inflation remained resilient and there were increased concerns of slowing global growth due to weakness in China’s economy.

Because of the resiliency of the economic data, the falling inflation environment, and the rising rate environment, U.S. domestic investments trended higher during the 12 months ended October 31, 2023; however, a large portion of the overall return for market weighted indices was concentrated in seven mega cap growth companies4. We believe the dividend yield factor5 was a negative driver of Fund performance as higher yielding investments underperformed lower yielding and non-dividend paying investments. In addition, we believe that the changes experienced in the macroeconomic environment as well as the increase in interest rates were conducive to high quality factor6 companies, resulting in the high-quality factor exposure augmenting Fund performance over the 12 months. Overall, the positive performance derived from the quality factor exposure was not enough to offset the negative performance from the dividend yield factor of the Underlying Index and was the primary source of the Underlying Index’s underperformance against the Russell 1000® Index7 by

-2.52%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -44 basis points (“bps”)8, which is reflective of the management fee (-37 bps), stock selection/futures (-8 bps), securities lending (+6 bps), and dividend tax differential (-5 bps).

[4]	Size is measured by a stock’s total capitalization which can be found by multiplying the current share price by all the outstanding shares of stock.

[5]	Dividend yield factor is a factor that seeks to identify companies that realize a dividend yield above the Parent Index.
[6]	The quality factor is a factor that seeks to identify companies that exhibit stable returns relative to the market.

[7]	The Russell 1000® Index refers to a stock market index that represents the 1000 top companies in the United States.

[8]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

36	FLEXSHARES ANNUAL REPORT

FlexShares® Quality	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Dividend Defensive Index Fund Ticker:  QDEF

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	5 Year	10 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Defensive Index Fund (Based on Net Asset Value)	7.82%	7.34%	8.80%	10.50%

FlexShares Quality Dividend Defensive Index Fund (Based on Market Price)	7.74%	7.33%	8.77%	10.50%

Russell 1000® Index	9.48%	10.71%	10.88%	12.44%

Northern Trust Quality Dividend Defensive IndexSM	8.20%	7.79%	9.35%	11.04%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the Northern Trust Quality Dividend Defensive IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, provide exposure to a high-quality income-oriented universe of long-only U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall beta1 that is generally between 0.5 to 1.0 times that of the Northern Trust 1250 Index2. As of October 31, 2023, there were 127 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on domestic equity securities generally traded higher. Through Q4 of 2022 U.S. equity markets moved modestly lower as inflation remained elevated, and the U.S. Federal Reserve (the “Fed”) continued to tighten monetary conditions through rate hikes. U.S. equities rose over the first half of 2023, as investors looked past the collapse of Silicon Valley Bank and the potential of a banking crisis, as inflation declined while Gross Domestic Product (GDP)3 growth was

[1]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index and time period. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the S&P 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

[2]	Northern Trust 1250 Index is a float-adjusted market-capitalization weighted index comprised of U.S. domiciled large- and mid-capitalization companies.

[3]	GDP is seen as a comprehensive measure of U.S. economic activity which measures the value of the final goods and services produced in the United States.

FLEXSHARES ANNUAL REPORT	37

FlexShares® Quality	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Dividend Defensive Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

more resilient than expected. The Fed continued to hike interest rates through the first three meetings of the year, but lowered the magnitude of those hikes to one-quarter percent each before pausing at the June meeting. Over the first six months of 2023, technology companies led all sectors as artificial intelligence related companies drew interest, with seven large cap growth companies contributing a large portion of equity market gains. Domestic equity securities declined in Q3 of 2023, as inflation increased in July and August of 2023, and the Fed reiterated their outlook of “higher rates for longer” than we believe markets had priced in at the beginning of Q3 of 2023. U.S. equity markets continued to decline in October of 2023, as inflation remained resilient and there were increased concerns of slowing global growth due to weakness in China’s economy.

Because of the resiliency of the economic data, the falling inflation environment, and the rising rate environment, U.S. domestic investments trended higher during the 12 months ended October 31, 2023; however, a large portion of the overall return for market weighted indices was concentrated in seven mega cap growth companies4. We believe the dividend yield factor5 was a negative driver of Fund performance as higher yielding investments underperformed lower yielding and non-dividend paying investments. In addition, we believe that the changes experienced in the macroeconomic environment as well as the increase in interest rates were conducive to high quality factor6 companies, resulting in the high-quality factor exposure augmenting Fund performance over the 12 months. Though equity markets were generally higher over the full 12-month period, there were several downturns within the year, and we believe the lower beta exposure benefited the Underlying Index. Overall, the positive performance derived from the quality factor exposure was not enough to offset the negative performance from the dividend yield factor of the Underlying Index, and was the primary source of the Underlying Index’s underperformance against the Russell 1000® Index7 by -1.28%.

Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12month period was -38 basis points (“bps”)8, which is reflective of the management fee (-37 bps), stock selection/futures (-3 bps), securities lending (+6 bps), dividend tax differential (-4 bps).

[4]	Size is measured by a stock’s total capitalization which can be found by multiplying the current share price by all the outstanding shares of stock.

[5]	Dividend yield factor is a factor that seeks to identify companies that realize a dividend yield above the Parent Index.

[6]	The quality factor is a factor that seeks to identify companies that exhibit stable returns relative to the market.

[7]	The Russell 1000® Index refers to a stock market index that represents the 1000 top companies in the United States.

[8]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

38	FLEXSHARES ANNUAL REPORT

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund Ticker:   IQDF

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	5 Year	10 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Index Fund (Based on Net Asset Value)	17.45%	3.10%	1.67%	4.44%

FlexShares International Quality Dividend Index Fund (Based on Market Price)	17.92%	3.27%	1.66%	4.44%

MSCI AC World ex USA Index	12.07%	3.46%	2.54%	3.27%

Northern Trust International Quality Dividend IndexSM	18.24%	3.40%	2.02%	2.79%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the Northern Trust International Quality Dividend IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, provide exposure to a high-quality income-oriented universe of long-only international securities issued by non-U.S. based companies, with an emphasis on long-term capital growth and a targeted overall beta1 that is similar to that of the Northern Trust International Large Cap Index2. As of October 31, 2023, there were 191 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on international equity securities generally traded higher. Over the course of the 12-month period the U.S. dollar (USD) declined and positively impacted U.S. investors as returns in international currencies generally were aided by the falling USD. Through Q4 of 2022, international markets rose as falling inflation and the anticipated boost to global growth resulting from the re-opening of China’s economy all supported equity security prices. International equities continued higher over the first half of 2023, as investors looked past concerns in the

[1]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index and time period. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the S&P 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

[2]	Northern Trust International Large Cap Index is a float-adjusted market-capitalization weighted index comprised of non-U.S. domiciled large-and mid-capitalization companies.

FLEXSHARES ANNUAL REPORT	39

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

banking sector to falling energy prices, lower inflation, and strength in the technology and consumer discretionary sectors. International equities declined in Q3 of 2023, as higher energy prices and consumer spending concerns in China and Europe weighed on investors’ global growth outlook. International equities continued lower in October of 2023, as slowing global growth concerns and increased geopolitical tensions weighed on markets.

Because of the improved inflation outlook over the 12-month period, developed international investments trended higher during the 12 months ended October 31, 2023, and we believe the dividend yield factor3 was a positive driver of Fund performance as higher yielding investments outperformed lower yielding and non-dividend paying investments. In addition, we believe that the changes experienced in the macroeconomic environment as well as the increase in interest rates were conducive to high quality factor4 companies, resulting in the high-quality factor exposure augmenting Fund performance over the 12 months. Overall, the positive performance derived from the dividend and quality factor exposures of the Underlying Index were the primary sources of the Underlying Index’s outperformance against the MSCI All Country World Index Ex-U.S. Index5 by 6.17%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -79 basis points (“bps”)6, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (-16 bps), securities lending (+5 bps), India Capital Gains Taxes (-20 bps), and compounding of tracking error over time (-1 bps).

[3]	Dividend yield factor is a factor that seeks to identify companies that realize a dividend yield above the Parent Index.

[4]	The quality factor is a factor that seeks to identify companies that exhibit stable returns relative to the market.

[5]

The MSCI All Country World Index Ex-U.S. is a market-capitalization-weighted index maintained by MSCI and is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

40	FLEXSHARES ANNUAL REPORT

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund Ticker:  IQDE

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	5 Year	10 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Defensive Index Fund (Based on Net Asset Value)	12.54%	2.10%	0.89%	1.60%

FlexShares International Quality Dividend Defensive Index Fund (Based on Market Price)	13.05%	2.22%	0.84%	1.61%

MSCI AC World ex USA Index	12.07%	3.46%	2.54%	3.27%

Northern Trust International Quality Dividend Defensive IndexSM	13.27%	2.46%	1.40%	2.09%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the Northern Trust International Quality Dividend Defensive IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, provide exposure to a high-quality income-oriented universe of long-only international securities issued by non-U.S. based companies, with an emphasis on long-term capital growth and a targeted overall beta1 that is generally between 0.5 to 1.0 times that of the Northern Trust International Large Cap Index2. As of October 31, 2023, there were 197 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on international equity securities generally traded higher. Over the course of the 12-month period the U.S. dollar (USD) declined and positively impacted U.S. investors as returns in international currencies generally were aided by the falling USD. Through Q4 of 2022, international markets rose as falling inflation and the anticipated boost to global growth resulting from the re-opening of China’s economy all supported equity security prices. International equities

[1]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index and time period. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the S&P 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

[2]	Northern Trust International Large Cap Index is a float-adjusted market-capitalization weighted index comprised of non-U.S. domiciled large- and mid-capitalization companies.

FLEXSHARES ANNUAL REPORT	41

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

continued higher over the first half of 2023, as investors looked past concerns in the banking sector to falling energy prices, lower inflation, and strength in the technology and consumer discretionary sectors. International equities declined in Q3 of 2023, as higher energy prices and consumer spending concerns in China and Europe weighed on investors’ global growth outlook. International equities continued lower in October of 2023, as slowing global growth concerns and increased geopolitical tensions weighed on markets.

Because of the improved inflation outlook over the 12-month period, developed international investments trended higher during the 12 months ended October 31, 2023, and we believe the dividend yield factor3 was a positive driver of Fund performance as higher yielding investments outperformed lower yielding and non-dividend paying investments. In addition, we believe that the changes experienced in the macroeconomic environment as well as the increase in interest rates were conducive to high quality factor4 companies, resulting in the high-quality factor exposure augmenting Fund performance over the 12 months. Because international equities moved higher over the 12 months, we believe that the low beta exposure detracted from Fund performance. Overall, the positive performance derived from the dividend and quality factor exposures of the Underlying Index were the primary sources of the Underlying Index’s outperformance against the MSCI All Country World Index Ex-U.S. Index5 by 1.20%.Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -73 basis points (“bps”)6, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (-29 bps), securities lending (+5 bps), India Cap Gain Tax (-1 bps) and compounding of tracking error over time (-1 bps).

[3]	Dividend yield factor is a factor that seeks to identify companies that realize a dividend yield above the Parent Index.

[4]	The quality factor is a factor that seeks to identify companies that exhibit stable returns relative to the market.
[5]

The MSCI All Country World Index Ex-U.S. is a market-capitalization-weighted index maintained by MSCI and is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

42	FLEXSHARES ANNUAL REPORT

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund Ticker:  IQDY

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	5 Year	10 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Dynamic Index Fund (Based on Net Asset Value)	19.39%	5.20%	3.04%	3.95%

FlexShares International Quality Dividend Dynamic Index Fund (Based on Market Price)	20.37%	5.42%	3.09%	4.00%

MSCI AC World ex USA Index	12.07%	3.46%	2.54%	3.27%

Northern Trust International Quality Dividend Dynamic IndexSM	20.36%	5.61%	3.49%	4.40%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the Northern Trust International Quality Dividend Dynamic IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, provide exposure to a high-quality income-oriented universe of long-only international securities issued by non-U.S. based companies, with an emphasis on long-term capital growth and a targeted overall beta1 that is generally between 1.0 to 1.5 times that of the Northern Trust International Large Cap Index2. As of October 31, 2023, there were 171 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ending October 31, 2023, prices on international equity securities generally traded higher. Over the course of the 12-month period the U.S. dollar (USD) declined and positively impacted U.S. investors as returns in international currencies generally were aided by the falling USD. Through Q4 of 2022, international markets rose as falling inflation and the anticipated boost to global growth resulting from the re-opening of China’s economy all supported equity security prices. International equities

[1]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index and time period. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the S&P 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

[2]	Northern Trust International Large Cap Index is a float-adjusted market-capitalization weighted index comprised of non-U.S. domiciled large- and mid-capitalization companies.

FLEXSHARES ANNUAL REPORT	43

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

continued higher over the first half of 2023, as investors looked past concerns in the banking sector to falling energy prices, lower inflation, and strength in the technology and consumer discretionary sectors. International equities declined in Q3 of 2023, as higher energy prices and consumer spending concerns in China and Europe weighed on investors’ global growth outlook. International equities continued lower in October of 2023, as slowing global growth concerns and increased geopolitical tensions weighed on markets.

Because of the improved inflation outlook over the 12-month period, developed international investments trended higher during the 12 months ended October 31, 2023 and we believe the dividend yield factor3 was a positive driver of Fund performance as higher yielding investments outperformed lower yielding and non-dividend paying investments. In addition, we believe that the changes experienced in the macroeconomic environment as well as the increase in interest rates were conducive to high quality factor4 companies, resulting in the high-quality factor exposure augmenting Fund performance over the 12 months. Because international equities moved higher over the 12 months, we believe that the high beta exposure also positively contributed to Fund performance. Overall, the positive performance derived from the dividend and quality factor exposures of the Underlying Index were the primary sources of the Underlying Index’s outperformance against the MSCI All Country World Index Ex-U.S. Index5 by 8.29%.

Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -97 basis points (“bps”)6, which is reflective of the Fund’s management fee (47 bps), stock selection/futures (-24 bps), securities lending (+4 bps), dividend tax differential (1 bps), performance calculation differences between the Underlying Index and the Fund (+1 bps), and India Cap Gain Tax (-30 bps).

[3]	Dividend yield factor is a factor that seeks to identify companies that realize a dividend yield above the Parent Index.

[4]	The quality factor is a factor that seeks to identify companies that exhibit stable returns relative to the market.
[5]

The MSCI All Country World Index Ex-U.S. is a market-capitalization-weighted index maintained by MSCI and is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

44	FLEXSHARES ANNUAL REPORT

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

3-Year Target Duration TIPS Index Fund      Ticker:  TDTT

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	5 Year	10 Year	Fund Inception 9/19/2011

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund (Based on Net Asset Value)	1.84%	3.01%	1.59%	1.42%

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund (Based on Market Price)	1.76%	3.03%	1.60%	1.42%

iBoxx 3-Year Target Duration TIPS Index	1.99%	3.20%	1.77%	1.58%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.19% and the net expense ratio is 0.18%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the iBoxx 3-Year Target Duration TIPS Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS”, with a targeted average modified adjusted duration1 as defined by S&P Dow Jones Indices LLC as the index provider, of approximately three years. The Underlying Index includes publicly issued TIPS that have maturity dates of at least one year but not more than ten years from an index rebalancing date. As of October 31, 2023, there were 27 TIPS in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to achieve the Fund’s investment objective. NTI generally intends to replicate the constituent securities of the Underlying Index to manage the Fund but may use representative sampling in certain circumstances. “Representative sampling” means investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. When the Fund uses representative sampling, it may or may not hold all of the securities that are included in the Underlying Index.

In the beginning of the fiscal year ending October 31, 2023, fixed income investments moved higher coming off extremely depressed levels, as market implied odds over a soft landing versus hard landing fluctuated. The beginning of the 2023 calendar year saw fixed income assets continue to post positive results despite significant interest rate volatility. Ultimately, the 2-year and 10-year treasury yields dropped in parallel down 0.40% in Q1 of 2023, while the U.S. Federal Reserve (the “Fed”) raised the Fed Funds rate twice. Overall, the markets entered a period of extreme volatility in March of 2023, following the regional banking disruptions as

[1]

The duration calculated from the real modified duration of a TIPS security, adjusted for the market’s estimated beta for a TIPS security versus a nominal Treasury security due to the actual and expected changes in inflation.

FLEXSHARES ANNUAL REPORT	45

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

3-Year Target Duration TIPS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

well as a rescue of a Swiss Bank. The ICE BofA MOVE Index2, which measures bond market volatility, spiked on March 15, 2023 to a price of 198, which was a level last seen during the Great Financial Crisis. As Q1 of 2023 came to a close, fixed income investments rallied as investors sought relative safety, and systemic banking concerns were diminishing.

By the summer of 2023, treasury rates increased as inflation remained elevated as strength persisted in the U.S. labor market amidst the rising rate environment. During Q2 of 2023, the 2-year treasury yields rose 0.87%, the 10-year treasury yields rose 0.37%, and the 30-year treasury yields rose by 0.21%. While the Fed did hike rates heading into the summer, they chose to pause in June of 2023. Inflation remained elevated into Q3 of 2023, and the labor market remained resilient. The Fed left rates unchanged at their September 2023 meeting, though market participants interpreted that decision as a hawkish pause to allow time to further evaluate the influence of the overall tightening on the U.S. economy. Treasuries sold off throughout Q3 of 2023, specifically in the middle to long end of the yield curve3 with 10-year and 30-year treasury yields rising to 4.57% and 4.70%, respectively.

During October of 2023, fixed income investments were under pressure as we observed a continuation in the rise of interest rates, which we believe was driven not by the changing expectations for inflation or the Fed, but instead an increase in the required term premium, or the compensation that investors require for bearing the risk that interest rates may change over the life of the bond, given economic uncertainty and interest rate volatility.

TIPS inflation breakeven4 spreads moved lower during the fiscal year as investors weighed the impact of Fed actions and geopolitical events on future inflation potential. Headline inflation measures receded, though core services components remained elevated. The disinflationary period post the pandemic-era inflation shocks coincided with longer-term, structural forces such as labor market demographics, supply chain orientation, and green transition. Inflation expectations diminished, but remained modestly elevated against Fed policy levels. By the end of the fiscal year 2023, the 12-month change in TIPs breakeven spreads were: 1-year: -50 basis points (“bps”)5, 5-year: -28 bps, 10-year: -10 bps and 30-year: -2 bps.

Despite rising real interest rates, or an interest rate that has been adjusted for inflation, during the fiscal year 2023, both the Fund and the Underlying Index displayed positive total return performance. For the 12-month period, the NAV performance of the Fund outperformed the Bloomberg U.S. TIPS 1-10 Year Index6 by 79 bps, due in part to lower overall duration in the 1-3-year section of the TIPS yield curve with rising real interest rates. Tracking difference between the Fund’s NAV and the Underlying Index for the 12-month period was -15 bps, reflective of the Fund’s management fee (-18 bps), duration and yield curve positioning (+2 bps), security selection (+1 bps), trading costs (-2 bps), and other factors (+2 bps).

[2]	The ICE BofA MOVE Index measures U.S. bond market volatility by tracking a basket of OTC options on U.S. interest rate swaps.

[3]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year, and 30-year maturities.

[4]

Bloomberg. In this analysis we are making a comparison between the difference in the nominal yield and real yield rates of the 1-year, 5-year, 10-year and 30-year maturities using data available as of October 31, 2022 and October 31, 2023.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[6]	The Bloomberg US Treasury Inflation Notes: 1-10 Year Index (Series-B) measures the performance of the US Treasury Inflation Protected Securities (TIPS) market with less than 10 years to maturity.

46	FLEXSHARES ANNUAL REPORT

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	5 Year	10 Year	Fund Inception 9/19/2011

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (Based on Net Asset Value)	-0.11%	2.61%	1.47%	1.46%

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (Based on Market Price)	-0.15%	2.61%	1.48%	1.46%

iBoxx 5-Year Target Duration TIPS Index	0.19%	2.85%	1.64%	1.63%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.19% and the net expense ratio is 0.18%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the iBoxx 5-Year Target Duration TIPS Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS”, with a targeted average modified adjusted duration1, as defined by S&P Dow Jones Indices LLC as the index provider, of approximately five years. The Underlying Index includes publicly issued TIPS that have maturity dates of at least three years but not more than twenty years from an index rebalancing date. As of October 31, 2023, there were 25 TIPS in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to achieve the Fund’s investment objective. NTI generally intends to replicate the constituent securities of the Underlying Index to manage the Fund but may use representative sampling in certain circumstances. “Representative sampling” means investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. When the Fund uses representative sampling, it may or may not hold all of the securities that are included in the Underlying Index.

In the beginning of the fiscal year ending October 31, 2023, fixed income investments moved higher coming off extremely depressed levels, as market implied odds over a soft landing versus hard landing fluctuated. The beginning of the 2023 calendar year saw fixed income assets continue to post positive results despite significant interest rate volatility. Ultimately, the 2-year and 10-year treasury yields dropped in parallel down 0.40% in Q1 of 2023, while the U.S. Federal Reserve (the “Fed”) raised the Fed Funds rate twice. Overall, the markets entered a period of extreme volatility in March of 2023, following the regional banking disruptions as well as a rescue of a Swiss Bank. The ICE

FLEXSHARES ANNUAL REPORT	47

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

5-Year Target Duration TIPS Index Fund Ticker:   TDTF

[1]

The duration calculated from the real modified duration of a TIPS security, adjusted for the market’s estimated beta for a TIPS security versus a nominal Treasury security due to the actual and expected changes in inflation.

PORTFOLIO ANALYSIS (cont.)

BofA MOVE Index2, which measures bond market volatility, spiked on March 15, 2023 to a price of 198, which was a level last seen during the Great Financial Crisis. As Q1 of 2023 came to a close, fixed income investments rallied as investors sought relative safety, and systemic banking concerns were diminishing.

By the summer of 2023, treasury rates increased as inflation remained elevated as strength persisted in the U.S. labor market amidst the rising rate environment. During Q2 of 2023, the 2-year treasury yields rose 0.87%, the 10-year treasury yields rose 0.37%, and the 30-year treasury yields rose by 0.21%. While the Fed did hike rates heading into the summer, they chose to pause in June of 2023. Inflation remained elevated into Q3 of 2023, and the labor market remained resilient. The Fed left rates unchanged at their September 2023 meeting, though market participants interpreted that decision as a hawkish pause to allow time to further evaluate the influence of the overall tightening on the U.S. economy. Treasuries sold off throughout Q3 of 2023, specifically in the middle to long end of the yield curve3 with 10-year and 30-year treasury yields rising to 4.57% and 4.70%, respectively.

During October of 2023, fixed income investments were under pressure as we observed a continuation in the rise of interest rates, which we believe was driven not by the changing expectations for inflation or the Fed, but instead an increase in the required term premium, or the compensation that investors require for bearing the risk that interest rates may change over the life of the bond, given economic uncertainty and interest rate volatility.

TIPS inflation breakeven4 spreads moved lower during the fiscal year as investors weighed the impact of Fed actions and geopolitical events on future inflation potential. Headline inflation measures receded, though core services components remained elevated. The disinflationary period post the pandemic-era inflation shocks coincided with longer-term, structural forces such as labor market demographics, supply chain orientation, and green transition. Inflation expectations diminished, but remained modestly elevated against Fed policy levels. By the end of the fiscal year 2023, the 12-month change in TIPs breakeven spreads were: 1-year: -50 basis points (“bps”) 5, 5-year: -28 bps, 10-year: -10 bps and 30-year: -2 bps.

Rising real interest rates, or an interest rate that has been adjusted for inflation, during the fiscal year led to nearly flat total return performance for both the Fund and the Underlying Index. For the 12-month period, the NAV performance of the Fund outperformed the Bloomberg U.S. TIPS 1-10 Year Index6 by 61 bps against the backdrop of rising real interest rates. Tracking difference between the Fund’s NAV and the Underlying Index for the 12-month period was -30 bps, reflective of the Fund’s management fee (-18 bps), duration and yield curve positioning (+2 bps), security selection (-2 bp), trading costs (-3 bps), and other factors (-9 bps).

The iBoxx 5-Year Target Duration TIPS Index is the intellectual property (including registered trademarks) of Markit iBoxx and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by Markit iBoxx and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[2]	The ICE BofA MOVE Index measures U.S. bond market volatility by tracking a basket of OTC options on U.S. interest rate swaps.

[3]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year, and 30-year maturities.

[4]

Bloomberg. In this analysis we are making a comparison between the difference in the nominal yield and real yield rates of the 1-year, 5-year, 10-year and 30-year maturities using data available as of October 31, 2022 and October 31, 2023.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[6]	The Bloomberg US Treasury Inflation Linked Bond Index (Series-L) measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.

48	FLEXSHARES ANNUAL REPORT

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

5-Year Target Duration TIPS Index Fund (cont.)

FlexShares® Disciplined	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Duration MBS Index Fund Ticker:   MBSD

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	3 Year	5 Year	Fund Inception 9/3/2014

FlexShares Disciplined Duration MBS Index Fund (Based on Net Asset Value)	0.98%	-4.01%	-0.02%	0.35%

FlexShares Disciplined Duration MBS Index Fund (Based on Market Price)	1.13%	-3.99%	-0.06%	0.36%

ICE BofA® Constrained Duration US Mortgage Backed Securities IndexSM	1.57%	-3.28%	0.52%	0.84%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.21% and the net expense ratio is 0.20%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the ICE BofA® Constrained Duration US Mortgage Backed Securities Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of investment-grade US agency residential mortgage-backed pass-through securities (“MBS”). Pursuant to the Underlying Index’s methodology, the Underlying Index constituents are capitalization-weighted, based on their outstanding face value times price plus accrued interest, adjusted by the index provider to achieve an effective duration1 that is generally between 3.25 and 4.25 years. As of October 31, 2023, there were 117 securities in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

In the beginning of the fiscal year ending October 31, 2023, fixed income investments moved higher coming off extremely depressed levels, as market implied odds over a soft landing versus hard landing fluctuated. The beginning of the 2023 calendar year saw fixed income assets continue to post positive results despite significant interest rate volatility. Ultimately, the 2-year and 10-year treasury yields dropped in parallel down 0.40% in Q1 of 2023, while the U.S. Federal Reserve (the “Fed”) raised the Fed Funds rate twice. Overall, the markets entered a period

FLEXSHARES ANNUAL REPORT	49
[1]

Effective duration provides a measure of a fund’s interest-rate sensitivity and the longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Duration also gives an indication of how a fund’s NAV will change as interest rates change. A fund with a five-year duration would be expected to lose 5% of its NAV if interest rates rose by 1 percentage point or gain 5%, if interest rates fell by 1 percentage point. Morningstar surveys fund companies for this information.

FlexShares® Disciplined	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Duration MBS Index Fund (cont.)

PORTFOLIO ANALYSIS(cont.)

of extreme volatility in March of 2023, following the regional banking disruptions as well as a rescue of a Swiss Bank. The ICE BofA MOVE Index2, which measures bond market volatility, spiked on March 15, 2023 to a price of 198, which was a level last seen during the Great Financial Crisis. As Q1 of 2023 came to a close, fixed income investments rallied as investors sought relative safety, and systemic banking concerns were diminishing.

By the summer of 2023, treasury rates increased as inflation remained elevated as strength persisted in the U.S. labor market amidst the rising rate environment. During Q2 of 2023, the 2 year treasury yields rose 0.87%, the 10-year treasury yields rose 0.37%, and the 30-year treasury yields rose by 0.21%. While the Fed did hike rates heading into the summer, they chose to pause in June of 2023. Inflation remained elevated into Q3 of 2023, and the labor market remained resilient. The Fed left rates unchanged at their September 2023 meeting, though market participants interpreted that decision as a hawkish pause to allow time to further evaluate the influence of the overall tightening on the U.S. economy. Treasuries sold off throughout Q3 of 2023, specifically in the middle to long end of the yield curve3 with 10-year and 30-year treasury yields rising to 4.57% and 4.70%, respectively.

During October of 2023, fixed income investments were under pressure as we observed a continuation in the rise of interest rates, which we believe was driven not by the changing expectations for inflation or the Fed, but instead an increase in the required term premium, or the compensation that investors require for bearing the risk that interest rates may change over the life of the bond, given economic uncertainty and interest rate volatility.

The average 30-year mortgage rates (Freddie Mac Index4) dipped to 5.95% in January of 2023, and subsequently rose the remainder of the fiscal year to finish at 7.79%.

Despite rising interest rates and an inverted yield curve during the fiscal year, the Fund and the Underlying Index achieved a positive total return. For the 12-month period, the NAV performance of the Fund outperformed the Bloomberg U.S. Mortgage Backed Securities Index5 by 180 basis points (“bps”)6 due to the Underlying Index’s exposure to a selection of higher coupon7, more seasoned MBS securities, which were both higher yielding and shorter duration and outperformed the newer MBS that skewed heavily toward lower coupon and longer duration. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -59 bps, reflective of the Fund’s management fee (-20 bps), trading costs and fees (-46 bps), yield curve positioning (+23 bps), sector allocation (+3 bps), security selection (-74 bps), and other factors (+55 bps).

The ICE BofA® Constrained Duration US Mortgage Backed Securities Index is the intellectual property (including registered trademarks) of ICE BofA® and/or its licensors ("Licensors"), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by ICE BofA® and its Licensors and neither of the Licensors shall have any liability with respect thereto.

[2]	The ICE BofA MOVE Index measures U.S. bond market volatility by tracking a basket of OTC options on U.S. interest rate swaps.

[3]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year, and 30-year maturities.

[4]	Source: Bloomberg, Freddie Mac US Mortgage Market Survey 30 Year Homeowner Commitment National. October 31, 2022 through November 1, 2023.

[5]	The Bloomberg U.S. Mortgage Backed Securities Index tracks fixed-rate agency mortgage backed passthrough securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[7]	A coupon or coupon payment is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

50	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Corporate Bond Index Fund Ticker:  SKOR

CUMULATIVE PERFORMANCE

Through October 31, 2023

*

The hybrid index performance information reflects the performance of the Northern Trust Credit-Scored US Corporate Bond IndexSM (Previous Index) through April 30, 2020 and the Northern Trust US Corporate Bond Quality Value IndexSM thereafter. The Previous Index terminated as of May 1, 2020.

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	3 Year	5 Year	Fund Inception 11/12/2014

FlexShares Credit-Scored US Corporate Bond Index Fund (Based on Net Asset Value)	3.92%	-3.05%	1.76%	1.76%

FlexShares Credit-Scored US Corporate Bond Index Fund (Based on Market Price)	3.94%	-3.00%	1.77%	1.78%

Bloomberg Intermediate U.S. Corporate Index	3.75%	-2.82%	1.53%	1.74%

Hybrid Northern Trust Credit-Scored US Corporate Bond IndexSM/Northern Trust US Corporate Bond Quality Value IndexSM	4.41%	-2.49%	2.31%*	2.50%*

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.23% and the net expense ratio is 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust US Corporate Bond Quality Value IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a diversified universe of intermediate maturity, US-dollar denominated bonds of companies with investment grade credit quality, favorable valuations, and enhanced short-term and long-term solvency. As of October 31, 2023, there were 2,851 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

In the beginning of the fiscal year ending October 31, 2023, fixed income investments moved higher coming off extremely depressed levels, as market implied odds over a soft landing versus hard landing fluctuated. The beginning of the 2023 calendar year saw fixed income assets continue to post positive results despite significant interest rate volatility. Ultimately, the 2-year and 10-year treasury yields dropped in parallel down 0.40% in Q1 of 2023, while the U.S. Federal Reserve (the “Fed”) raised the Fed Funds rate twice. Overall, the markets entered a period of extreme volatility in March of 2023, following the regional banking disruptions as well as a rescue of a Swiss Bank. The ICE BofA MOVE Index1, which measures bond market volatility, spiked on March 15, 2023 to a price of 198, which was a level last seen during the Great Financial Crisis. As Q1 of 2023 came to a close, fixed income investments rallied as investors sought relative safety, and systemic banking concerns were diminishing.

[1]	The ICE BofA MOVE Index measures U.S. bond market volatility by tracking a basket of OTC options on U.S. interest rate swaps.

FLEXSHARES ANNUAL REPORT	51

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Corporate Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

By the summer of 2023, treasury rates increased as inflation remained elevated as strength persisted in the U.S. labor market amidst the rising rate environment. During Q2 of 2023, the 2-year treasury yields rose 0.87%, the 10-year treasury yields rose 0.37%, and the 30-year treasury yields rose by 0.21%. While the Fed did hike rates heading into the summer, they chose to pause in June of 2023. Inflation remained elevated into Q3 of 2023, and the labor market remained resilient. The Fed left rates unchanged at their September 2023 meeting, though market participants interpreted that decision as a hawkish pause to allow time to further evaluate the influence of the overall tightening on the U.S. economy. Treasuries sold off throughout Q3 of 2023, specifically in the middle to long end of the yield curve2 with 10-year and 30-year treasury yields rising to 4.57% and 4.70%, respectively.

During October of 2023, fixed income investments were under pressure as we observed a continuation in the rise of interest rates, which we believe was driven not by the changing expectations for inflation or the Fed, but instead an increase in the required term premium, or the compensation that investors require for bearing the risk that interest rates may change over the life of the bond, given economic uncertainty and interest rate volatility.

Credit fundamentals remained relatively stable throughout the year as the U.S. economy was resilient, and fears of a recession seemed to subside or at least pushed out further into the future. Investment grade credit spreads3 generally tightened throughout the fiscal year with a short-lived spike wider in March of 2023. The option adjusted spread (“OAS”)4 of the Bloomberg U.S. Credit Index5 peaked at 150 basis points

(“bps”)6 on March 15, 2023 amidst the extreme market volatility centered around regional bank uncertainty, then declined to a low of 104 bps at the end of July 2023. OAS then held relatively steady around these period low levels until October of 2023, which saw spreads mildly widen back out to finish the fiscal year at 119 bps. Credit spreads in the U.S. high yield7 market followed a similar path, as investment grade spreads during the fiscal year spiked up to 520 bps in March, measured by the OAS of the ICE BofA U.S. High Yield Index8. High yield spreads then tightened to a period low at the end of July 2023, and subsequently widened gently to finish the fiscal year at 448 bps.

During the fiscal year, the Fund’s NAV outperformed the Bloomberg U.S. Intermediate Corporate Bond Index9 by 17 bps. Overall, credit performed well as investment grade spreads generally tightened throughout the trailing 12-month period. The Fund is designed to be sector neutral with performance predominantly driven by security selection within sectors and industries. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -49 bps, which is reflective of the Fund’s management fee (-22 bps), trading costs (-15 bps), sampling (-15 bps), and other factors (+3 bps).

[2]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year, and 30-year maturities.

[3]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[4]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the riskfree rate) and that spread is added to the fixed-income security for comparison purposes.

[5]	Bloomberg U.S. Credit Index measures the investment grade, US dollar-denominated, taxable corporate and government related bond markets.
[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[7]	High yield are fixed income securities that are rated in the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

[8]

The ICE BofA US High Yield Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market.

[9]	Bloomberg U.S. Intermediate Corporate Bond Index measures the investment grade, fixedrate, taxable corporate bond market that have between 1 and up to, but not including, 10 years to maturity.

52	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Long Corporate Bond Index Fund Ticker:  LKOR

CUMULATIVE PERFORMANCE

Through October 31, 2023

*

The hybrid index performance information reflects the performance of the Northern Trust Credit-Scored US Long Corporate Bond IndexSM (Previous Index) through April 30, 2020 and the Northern Trust US Long Corporate Bond Quality Value IndexSM thereafter. The Previous Index terminated as of May 1, 2020.

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	3 Year	5 Year	Fund Inception 9/23/2015

FlexShares Credit-Scored US Long Corp Bond Index Fund (Based on Net Asset Value)	1.59%	-9.92%	0.24%	1.33%

FlexShares Credit-Scored US Long Corp Bond Index Fund (Based on Market Price)	1.26%	-9.84%	0.34%	1.34%

Bloomberg Long U.S. Corporate Index	0.50%	-10.18%	-0.28%	1.20%

Hybrid Northern Trust Credit-Scored US Long Corporate Bond IndexSM/Northern Trust US Long Corporate Bond Quality Value IndexSM	2.38%	-9.30%	1.04%*	2.28%*

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.23% and the net expense ratio is 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust US Long Corporate Bond Quality Value IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a diversified universe of longer term maturity, US-dollar denominated bonds of companies with investment grade credit quality, favorable valuations, and enhanced short-term and long-term solvency. As of October 31, 2023, there were 1,463 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

In the beginning of the fiscal year ending October 31, 2023, fixed income investments moved higher coming off extremely depressed levels, as market implied odds over a soft landing versus hard landing fluctuated. The beginning of the 2023 calendar year saw fixed income assets continue to post positive results despite significant interest rate volatility. Ultimately, the 2-year and 10-year treasury yields dropped in parallel down 0.40% in Q1 of 2023, while the U.S. Federal Reserve (the “Fed”) raised the Fed Funds rate twice. Overall, the markets entered a period of extreme volatility in March of 2023, following the regional banking disruptions as well as a rescue of a Swiss Bank. The ICE BofA MOVE Index1, which measures bond market volatility, spiked on March 15, 2023 to a price of 198, which was a level last seen during the Great Financial Crisis. As Q1 of 2023 came to a close, fixed income investments rallied as investors sought relative safety, and systemic banking concerns were diminishing.

By the summer of 2023, treasury rates increased as inflation remained elevated as

[1]	The ICE BofA MOVE Index measures U.S. bond market volatility by tracking a basket of OTC options on U.S. interest rate swaps.

FLEXSHARES ANNUAL REPORT	53

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Long Corporate Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

strength persisted in the U.S. labor market amidst the rising rate environment. During Q2 of 2023, the 2-year treasury yields rose 0.87%, the 10-year treasury yields rose 0.37%, and the 30-year treasury yields rose by 0.21%. While the Fed did hike rates heading into the summer, they chose to pause in June of 2023. Inflation remained elevated into Q3 of 2023, and the labor market remained resilient. The Fed left rates unchanged at their September 2023 meeting, though market participants interpreted that decision as a hawkish pause to allow time to further evaluate the influence of the overall tightening on the U.S. economy. Treasuries sold off throughout Q3 of 2023, specifically in the middle to long end of the yield curve2 with 10-year and 30-year treasury yields rising to 4.57% and 4.70%, respectively.

During October of 2023, fixed income investments were under pressure as we observed a continuation in the rise of interest rates, which we believe was driven not by the changing expectations for inflation or the Fed, but instead an increase in the required term premium, or the compensation that investors require for bearing the risk that interest rates may change over the life of the bond, given economic uncertainty and interest rate volatility.

Credit fundamentals remained relatively stable throughout the year as the U.S. economy was resilient, and fears of a recession seemed to subside or at least pushed out further into the future. Investment grade credit spreads3 generally tightened throughout the fiscal year with a short-lived spike wider in March of 2023. The option adjusted spread (“OAS”)4 of the Bloomberg U.S. Credit Index5 peaked at 150 basis points (“bps”)6 on March 15, 2023 amidst the extreme market volatility centered around regional bank uncertainty, then declined to a low of 104 bps at the end of July 2023. OAS then held relatively steady around these period low levels until October of 2023, which saw spreads mildly widen back out to finish the fiscal year at 119 bps. Credit spreads in the U.S. high yield7 market followed a similar path, as investment grade spreads during the fiscal year spiked up to 520 bps in March, measured by the OAS of the ICE BofA U.S. High Yield Index8. High yield spreads then tightened to a period low at the end of July 2023, and subsequently widened gently to finish the fiscal year at 448 bps.

During the fiscal year, the Fund’s NAV outperformed the Bloomberg U.S. Long Corporate Bond Index9 by 109 bps. Overall, credit performed well as investment grade spreads generally tightened throughout the trailing 12-month period. The Fund is designed to be sector neutral with performance predominantly driven by security selection within sectors and industries. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -79 bps, which is reflective of the Fund’s management fee (-22 bps), trading costs (-19 bps), sampling (-33 bps), and other factors (-5 bps).

[2]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year, and 30-year maturities.

[3]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[4]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the riskfree rate) and that spread is added to the fixed-income security for comparison purposes.

[5]	Bloomberg U.S. Credit Index measures the investment grade, US dollar-denominated, taxable corporate and government related bond markets.

[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[7]	High yield are fixed income securities that are rated in the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

[8]

The ICE BofA US High Yield Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market.

[9]	Bloomberg U.S. Long Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market that have a maturity of greater than or equal to 10 years.

54	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Value-Scored Bond Index Fund Ticker:  HYGV

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	3 Year	5 Year	Fund Inception 7/17/2018

FlexShares High Yield Value-Scored US Bond Index Fund (Based on Net Asset Value)	5.45%	1.30%	2.85%	2.73%

FlexShares High Yield Value-Scored US Bond Index Fund (Based on Market Price)	5.48%	1.28%	2.89%	2.76%

ICE BofA® US High Yield Index	5.82%	1.24%	2.88%	2.76%

Northern Trust High Yield Value-Scored US Corporate Bond IndexSM	7.14%	2.50%	4.27%	4.11%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust High Yield Value-Scored US Corporate Bond IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a diversified universe of U.S.-dollar denominated bonds of companies exhibiting favorable fundamental qualities, market valuations and liquidity, as defined by Northern Trust Investments, Inc.’s (“NTI”) proprietary scoring models. The securities included in the Underlying Index are a subset of the securities included in the Northern Trust High Yield US Corporate Bond IndexSM (the “Parent Index”) 1. The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and weight securities, subject to certain constraints, to optimize exposure to a proprietary value score2, credit-score3, and

[1]	The Northern Trust High Yield US Corporate Bond IndexSM is a market capitalization weighted index comprised of U.S. dollar-denominated high yield corporate bonds.

2

The value score has multiple components, including: (a) valuation (e.g., to assess the relative value of the security versus other similar securities); (b) spread analysis (e.g., to assess the risk/return trade-off associated with each security versus other similar securities); and (c) financial solvency (e.g., debt servicing capacity).

3

The credit score has three components: (i) management efficiency (e.g., corporate finance activities and corporate governance), (ii) profitability (e.g., reliability and sustainability of financial performance); and (iii) financial solvency.

FLEXSHARES ANNUAL REPORT	55

FlexShares® High Yield	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Value-Scored Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

liquidity score4, each as determined by NTI, acting in its capacity as index provider. The primary objective of the optimization process is to maximize exposure to the value score relative to the Underlying Index’s eligible universe. As of October 31, 2023, there were 952 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

In the beginning of the fiscal year ending October 31, 2023, fixed income investments moved higher coming off extremely depressed levels, as market implied odds over a soft landing versus hard landing fluctuated. The beginning of the 2023 calendar year saw fixed income assets continue to post positive results despite significant interest rate volatility. Ultimately, the 2-year and 10-year treasury yields dropped in parallel down 0.40% in Q1 of 2023, while the U.S. Federal Reserve (the “Fed”) raised the Fed Funds rate twice. Overall, the markets entered a period of extreme volatility in March of 2023, following the regional banking disruptions as well as a rescue of a Swiss Bank. The ICE BofA MOVE Index5, which measures bond market volatility, spiked on March 15, 2023 to a price of 198, which was a level last seen during the Great Financial Crisis. As Q1 of 2023 came to a close, fixed income investments rallied as investors sought relative safety, and systemic banking concerns were diminishing.

By the summer of 2023, treasury rates increased as inflation remained elevated as strength persisted in the U.S. labor market amidst the rising rate environment. During Q2 of 2023, the 2year treasury yields rose 0.87%, the 10-year treasury yields rose 0.37%, and the 30-year treasury yields rose by 0.21%. While the Fed did hike rates heading into the summer, they chose to pause in June of 2023. Inflation remained elevated into Q3 of 2023, and the labor market remained resilient. The Fed left rates unchanged at their September 2023 meeting, though market participants interpreted that decision as a hawkish pause to allow time to further evaluate the influence of the overall tightening on the U.S. economy. Treasuries sold off throughout Q3 of 2023, specifically in the middle to long end of the yield curve6 with 10-year and 30-year treasury yields rising to 4.57% and 4.70%, respectively.

During October of 2023, fixed income investments were under pressure as we observed a continuation in the rise of interest rates, which we believe was driven not by the changing expectations for inflation or the Fed, but instead an increase in the required term premium, or the compensation that investors require for bearing the risk that interest rates may change over the life of the bond, given economic uncertainty and interest rate volatility.

Credit fundamentals remained relatively stable throughout the year as the U.S. economy was resilient, and fears of a recession seemed to subside or at least pushed out further into the future. Investment grade credit spreads7 generally tightened throughout the fiscal year with a short-lived spike wider in March of 2023. The option adjusted spread (“OAS”)8 of the Bloomberg U.S. Credit Index9 peaked at 150 basis points

(“bps”)10 on March 15, 2023 amidst the extreme market volatility centered around regional bank uncertainty, then declined to a low of 104 bps at the end of July 2023. OAS then held relatively steady around these period low levels until October of 2023, which saw spreads mildly widen back out to finish the

[4]

The core components of the proprietary liquidity score are based on a quantitative ranking of security characteristics obtained from company filings. Examples of data sets utilized to determine liquidity include time to maturity (e.g. time until the security reaches its maturity date as measured in in years), total issuer debt outstanding (e.g. the sum of all debt outstanding for a single corporate issuer), and time since original issuance (e.g. the time that has elapsed since the security was originally issued as measured in years).

[5]	The ICE BofA MOVE Index measures U.S. bond market volatility by tracking a basket of OTC options on U.S. interest rate swaps.

[6]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year, and 30-year maturities.

[7]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[8]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[9]	Bloomberg U.S. Credit Index measures the investment grade, US dollar-denominated, taxable corporate and government related bond markets.

[10]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

56	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Value-Scored Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

fiscal year at 119 bps. Credit spreads in the U.S. high yield11 market followed a similar path, as investment grade spreads during the fiscal year spiked up to 520 bps in March, measured by the OAS of the ICE BofA U.S. High Yield Index12. High yield spreads then tightened to a period low at the end of July 2023, and subsequently widened gently to finish the fiscal year at 448 bps.

During the fiscal year, the Fund’s NAV underperformed the ICE® BofA® U.S. High Yield Index by -37 bps. Both the Fund and the market index posted mid-single digit total returns for the fiscal year period. The Fund is designed to be sector neutral with performance predominantly driven by security selection within sectors and industries. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -169 bps, which is reflective of the Fund’s management fee (-37 bps), trading costs (-53 bps), sampling (-60 bps), and other factors (-19 bps).

[11]	High yield are fixed income securities that are rated in the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

[12]

The ICE® BofA® US High Yield Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market.

FLEXSHARES ANNUAL REPORT	57

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Investment Grade Corporate Core Index Fund  Ticker:  FEIG

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	Fund Inception 9/20/2021

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund (Based on Net Asset Value)	2.41%	-9.43%

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund (Based on Market Price)	2.28%	-9.41%

Bloomberg US Corporate Total Return Value Unhedged Index	2.77%	-9.16%

Northern Trust ESG & Climate Investment Grade U.S. Corporate Core IndexSM	2.88%	-9.12%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.13% and the net expense ratio is 0.12%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust ESG & Climate Investment Grade U.S. Corporate Core IndexSM (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of U.S.-dollar-denominated corporate bonds issued by companies that exhibit certain environmental, social and governance (“ESG”) characteristics, while also seeking to provide broad-market, core exposure to U.S.-dollar-denominated investment grade corporate bonds of U.S. and non-U.S. issuers. The Underlying Index is designed to minimize tracking differences relative to the Northern Trust US Corporate Bond IndexSM (the “Parent Index”) while also seeking (a) an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score, and (b) reduction of aggregate climate-related risk, as measured by certain carbon-related risk metrics, each relative to the Parent Index. As of October 31, 2023, there were 3,667 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index.

In the beginning of the fiscal year ending October 31, 2023, fixed income investments moved higher coming off extremely depressed levels, as market implied odds over a soft landing versus hard landing fluctuated. The beginning of the 2023 calendar year saw fixed income assets continue to post positive results despite significant interest rate volatility. Ultimately, the 2-year and 10-year treasury yields dropped in parallel down 0.40% in Q1 of 2023, while the U.S. Federal Reserve (the “Fed”) raised the Fed Funds rate twice. Overall, the markets entered a period of extreme volatility in March of 2023, following the regional banking disruptions as well as a rescue of a Swiss Bank. The ICE

58	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Investment Grade Corporate Core Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

BofA MOVE Index1, which measures bond market volatility, spiked on March 15, 2023 to a price of 198, which was a level last seen during the Great Financial Crisis. As Q1 of 2023 came to a close, fixed income investments rallied as investors sought relative safety, and systemic banking concerns were diminishing.

By the summer of 2023, treasury rates increased as inflation remained elevated as strength persisted in the U.S. labor market amidst the rising rate environment. During Q2 of 2023, the 2year treasury yields rose 0.87%, the 10-year treasury yields rose 0.37%, and the 30-year treasury yields rose by 0.21%. While the Fed did hike rates heading into the summer, they chose to pause in June of 2023. Inflation remained elevated into Q3 of 2023, and the labor market remained resilient. The Fed left rates unchanged at their September 2023 meeting, though market participants interpreted that decision as a hawkish pause to allow time to further evaluate the influence of the overall tightening on the U.S. economy. Treasuries sold off throughout Q3 of 2023, specifically in the middle to long end of the yield curve2 with 10-year and 30-year treasury yields rising to 4.57% and 4.70%, respectively.

During October of 2023, fixed income investments were under pressure as we observed a continuation in the rise of interest rates, which we believe was driven not by the changing expectations for inflation or the Fed, but instead an increase in the required term premium, or the compensation that investors require for bearing the risk that interest rates may change over the life of the bond, given economic uncertainty and interest rate volatility.

Credit fundamentals remained relatively stable throughout the year as the U.S. economy was resilient, and fears of a recession seemed to subside or at least pushed out further into the future. Investment grade credit spreads3 generally tightened throughout the fiscal year with a short-lived spike wider in March of 2023. The option adjusted spread (“OAS”)4 of the Bloomberg U.S. Credit Index5 peaked at 150 basis points (“bps”)6 on March 15, 2023 amidst the extreme market volatility centered around regional bank uncertainty, then declined to a low of 104 bps at the end of July 2023. OAS then held relatively steady around these period low levels until October of 2023, which saw spreads mildly widen back out to finish the fiscal year at 119 bps. Credit spreads in the U.S. high yield7 market followed a similar path, as investment grade spreads during the fiscal year spiked up to 520 bps in March, measured by the OAS of the ICE BofA U.S. High Yield Index8. High yield spreads then tightened to a period low at the end of July 2023, and subsequently widened gently to finish the fiscal year at 448 bps.

During the fiscal year, the Fund’s NAV underperformed the Bloomberg U.S. Corporate Bond Index9 by -36 bps. Overall, credit performed well as investment grade spreads generally tightened throughout the trailing 12-month period. The Fund is designed to be sector neutral with security selection predominantly driven by ESG and carbon-related risk characteristics within sectors and industries. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -47 bps, which is reflective of the Fund’s management fee (-12 bps), trading costs (-7 bps), sampling (-29 bps), and other factors (+1 bps).

[1]	The ICE BofA MOVE Index measures U.S. bond market volatility by tracking a basket of OTC options on U.S. interest rate swaps.

[2]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year, and 30-year maturities.

[3]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[4]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[5]	Bloomberg U.S. Credit Index measures the investment grade, US dollar-denominated, taxable corporate and government related bond markets.
[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[7]	High yield are fixed income securities that are rated in the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

[8]

The ICE BofA US High Yield Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market.

[9]	Bloomberg U.S. Corporate Bond Index measures the investment grade, taxable corporate bond market.

FLEXSHARES ANNUAL REPORT	59

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Ultra-Short Income Fund Ticker:  RAVI

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	5 Year	10 Year	Fund Inception 10/9/2012

FlexShares Ultra-Short Income Fund (Based on Net Asset Value)	5.27%	1.99%	1.54%	1.46%

FlexShares Ultra-Short Income Fund (Based on Market Price)	5.30%	1.98%	1.53%	1.46%

Bloomberg 1-3 Month U.S. Treasury Bill Index	4.88%	1.77%	1.14%	1.03%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.26% and the net expense ratio is 0.25%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks maximum current income consistent with the preservation of capital and liquidity. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in a portfolio of fixed-income instruments, including bonds, debt securities and other similar instruments issued by U.S. and non-U.S. public and private sector entities. Such issuers include, without limitation, U.S. and non-U.S. governments and their agencies, instrumentalities or sponsored enterprises, U.S. state and local governments and municipalities, and U.S. and non-U.S. private-sector entities, such as corporations and banks. The average effective duration1 of the Fund will vary based on The Northern Trust Company Investment Policy Committee’s forecast for interest rates and will normally not exceed one year. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed two years.

In the beginning of the fiscal year ending October 31, 2023, fixed income investments moved higher coming off extremely depressed levels, as market implied odds over a soft landing versus hard landing fluctuated. The beginning of the 2023 calendar year saw fixed income assets continue to post positive results despite significant interest rate volatility. Ultimately, the 2-year and 10-year treasury yields dropped in parallel down 0.40% in Q1 of 2023, while the U.S. Federal Reserve (the “Fed”) raised the Fed Funds rate twice. Overall, the markets entered a period of extreme volatility in March of 2023, following the regional banking disruptions as well as a rescue of a Swiss Bank. The ICE

[1]

Average effective duration provides a measure of a fund’s interest-rate sensitivity and the longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Duration also gives an indication of how a fund’s NAV will change as interest rates change. A fund with a five-year duration would be expected to lose 5% of its NAV if interest rates rose by 1 percentage point, or gain 5%, if interest rates fell by 1 percentage point. Morningstar surveys fund companies for this information.

60	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Ultra-Short Income Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

BofA MOVE Index2, which measures bond market volatility, spiked on March 15, 2023 to a price of 198, which was a level last seen during the Great Financial Crisis. As Q1 of 2023 came to a close, fixed income investments rallied as investors sought relative safety, and systemic banking concerns were diminishing.

By the summer of 2023, treasury rates increased as inflation remained elevated as strength persisted in the U.S. labor market amidst the rising rate environment. During Q2 of 2023, the 2year treasury yields rose 0.87%, the 10-year treasury yields rose 0.37%, and the 30-year treasury yields rose by 0.21%. While the Fed did hike rates heading into the summer, they chose to pause in June of 2023. Inflation remained elevated into Q3 of 2023, and the labor market remained resilient. The Fed left rates unchanged at their September 2023 meeting, though market participants interpreted that decision as a hawkish pause to allow time to further evaluate the influence of the overall tightening on the U.S. economy. Treasuries sold off throughout Q3 of 2023, specifically in the middle to long end of the yield curve3 with 10-year and 30-year treasury yields rising to 4.57% and 4.70%, respectively.

During October of 2023, fixed income investments were under pressure as we observed a continuation in the rise of interest rates, which we believe was driven not by the changing expectations for inflation or the Fed, but instead an increase in the required term premium, or the compensation that investors require for bearing the risk that interest rates may change over the life of the bond, given economic uncertainty and interest rate volatility.

Credit fundamentals remained relatively stable throughout the year as the U.S. economy was resilient, and fears of a recession seemed to subside or at least pushed out further into the future. Investment grade credit spreads4 generally tightened throughout the fiscal year with a short-lived spike wider in March of 2023. The option adjusted spread (“OAS”)5 of the Bloomberg U.S. Credit Index6 peaked at 150 basis points (“bps”)7 on March 15, 2023 amidst the extreme market volatility centered around regional bank uncertainty, then declined to a low of 104 bps at the end of July 2023. OAS then held relatively steady around these period low levels until October of 2023, which saw spreads mildly widen back out to finish the fiscal year at 119 bps. Credit spreads in the U.S. high yield8 market followed a similar path, as investment grade spreads during the fiscal year spiked up to 520 bps in March, measured by the OAS of the ICE BofA U.S. High Yield Index9. High yield spreads then tightened to a period low at the end of July 2023, and subsequently widened gently to finish the fiscal year at 448 bps.

For the 12 months ended October 31, 2023, the Fund outperformed the generic Treasury Bill index, as defined by the Bloomberg 1-3 Month U.S. Treasury Bill Index10, by 39 basis points (“bps”)11. During this period, 1-3 month Treasury yields rose drastically (1-month Treasury Bill yields rose by 179 bps and 3-month Bill yields rose by 141 bps). The Fund’s underweight to Treasuries, as well as its long to duration positioning, detracted slightly from performance as short-term rates rose, while the Fund’s curve positioning contributed positively to performance. The Fund’s exposure to corporate credit securities positively impacted performance versus the benchmark index.

[2]	The ICE BofA MOVE Index measures U.S. bond market volatility by tracking a basket of OTC options on U.S. interest rate swaps.

[3]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year, and 30year maturities.

[4]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[5]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the riskfree rate) and that spread is added to the fixed-income security for comparison purposes.

[6]	Bloomberg U.S. Credit Index measures the investment grade, US dollar-denominated, taxable corporate and government related bond markets.
[7]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[8]	High yield are fixed income securities that are rated in the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

[9]

The ICE BofA US High Yield Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market.

[10]

The Bloomberg 1-3 Month U.S. Treasury Bill Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months.

[11]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	61

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Core Select Bond Fund Ticker:   BNDC

CUMULATIVE PERFORMANCE

Through October 31, 2023

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2023

	1 Year	3 Year	5 Year	Fund Inception 11/18/2016

FlexShares Core Select Bond Fund (Based on Net Asset Value)	-0.15%	-5.71%	-0.08%	-0.05%

FlexShares Core Select Bond Fund (Based on Market Price)	-0.15%	-5.72%	-0.10%	-0.05%

Bloomberg U.S. Aggregate Bond Index	0.36%	-5.57%	-0.06%	0.13%

All data as of 10/31/23. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the Fund’s portfolio plus cash, interest and receivables less any liabilities by the number of Fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the index that the Fund seeks to track, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2024. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.56% and the net expense ratio is 0.35%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks total return and preservation of capital. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade fixed-income securities either directly or indirectly through exchange-traded funds (“ETFs”) and other registered investment companies (together with ETFs, “Underlying Funds”). The Fund primarily invests in fixed-rate securities of varying maturities, including bonds, debt securities and other similar instruments issued by U.S. public and U.S and non-U.S. private sector entities. Such issuers include, without limitation, U.S. governments and their agencies, instrumentalities or sponsored enterprises, and U.S. and non-U.S. private-sector entities, such as corporations and banks. The Fund may invest in fixed income securities of any maturity.

The Fund seeks to provide attractive risk-adjusted performance by investing in a portfolio of fixed-income securities and Underlying Funds. The Fund generally adjusts its allocations to securities based on Northern Trust Investment Inc.’s (“NTI”) assessment of potential changes in interest rate levels, the shape of the yield curve1 and credit spread relationships, which is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality. The Fund also seeks to balance the potential for return and risk while emphasizing liquidity and diversification across a spectrum of U.S. dollar-denominated investment-grade fixed income securities.

In the beginning of the fiscal year ending October 31, 2023, fixed income investments moved higher coming off extremely depressed levels, as market implied odds over a soft landing versus hard landing fluctuated. The beginning of the 2023 calendar year saw fixed income assets continue to post positive

[1]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year and 30year maturities.

62	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Core Select Bond Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

results despite significant interest rate volatility. Ultimately, the 2-year and 10-year treasury yields dropped in parallel down 0.40% in Q1 of 2023, while the U.S. Federal Reserve (the “Fed”) raised the Fed Funds rate twice. Overall, the markets entered a period of extreme volatility in March of 2023, following the regional banking disruptions as well as a rescue of a Swiss Bank. The ICE BofA MOVE Index2, which measures bond market volatility, spiked on March 15, 2023 to a price of 198, which was a level last seen during the Great Financial Crisis. As Q1 of 2023 came to a close, fixed income investments rallied as investors sought relative safety, and systemic banking concerns were diminishing.

By the summer of 2023, treasury rates increased as inflation remained elevated as strength persisted in the U.S. labor market amidst the rising rate environment. During Q2 of 2023, the 2year treasury yields rose 0.87%, the 10-year treasury yields rose 0.37%, and the 30-year treasury yields rose by 0.21%. While the Fed did hike rates heading into the summer, they chose to pause in June of 2023. Inflation remained elevated into Q3 of 2023, and the labor market remained resilient. The Fed left rates unchanged at their September 2023 meeting, though market participants interpreted that decision as a hawkish pause to allow time to further evaluate the influence of the overall tightening on the U.S. economy. Treasuries sold off throughout Q3 of 2023, specifically in the middle to long end of the yield curve with 10-year and 30-year treasury yields rising to 4.57% and 4.70%, respectively.

During October of 2023, fixed income investments were under pressure as we observed a continuation in the rise of interest rates, which we believe was driven not by the changing expectations for inflation or the

Fed, but instead an increase in the required term premium, or the compensation that investors require for bearing the risk that interest rates may change over the life of the bond, given economic uncertainty and interest rate volatility.

Credit fundamentals remained relatively stable throughout the year as the U.S. economy was resilient, and fears of a recession seemed to subside or at least pushed out further into the future. Investment grade credit spreads3 generally tightened throughout the fiscal year with a short-lived spike wider in March of 2023. The option adjusted spread (“OAS”)4 of the Bloomberg U.S. Credit Index5 peaked at 150 basis points (“bps”)6 on March 15, 2023 amidst the extreme market volatility centered around regional bank uncertainty, then declined to a low of 104 bps at the end of July 2023. OAS then held relatively steady around these period low levels until October of 2023, which saw spreads mildly widen back out to finish the fiscal year at 119 bps. Credit spreads in the U.S. high yield7 market followed a similar path, as investment grade spreads during the fiscal year spiked up to 520 bps in March, measured by the OAS of the ICE BofA U.S. High Yield Index8. High yield spreads then tightened to a period low at the end of July 2023, and subsequently widened gently to finish the fiscal year at 448 bps.

During the fiscal year, the Fund was generally positioned neutral in comparison to the Bloomberg U.S. Aggregate Bond Index9 from a bond sector standpoint. The Fund did have a modest overweight to mortgage-backed securities (“MBS”) where we saw opportunity, given how cheap MBS spreads were trading relative to historical averages. While MBS spreads rallied through most of the fiscal year, they have sold off since July 2023 on the back of increased interest rate volatility,

[2]	The ICE BofA MOVE Index measures U.S. bond market volatility by tracking a basket of OTC options on U.S. interest rate swaps.

[3]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[4]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the riskfree rate) and that spread is added to the fixed-income security for comparison purposes.

[5]	Bloomberg U.S. Credit Index measures the investment grade, US dollar-denominated, taxable corporate and government related bond markets.
[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[7]	High yield are fixed income securities that are rated in the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

[8]

The ICE BofA US High Yield Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market.

[9]

Bloomberg U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, US dollar denominated, taxable bond market that includes treasuries, government related and corporate securities, mortgage backed securities, asset backed securities and collateralized mortgage backed securities.

FLEXSHARES ANNUAL REPORT	63

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Core Select Bond Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

which was followed by MBS spread widening. Overall, the allocation to MBS was a modest positive contributor to Fund performance, which was offset by selection effects. Toward the end of the fiscal year, we changed the Fund’s duration positioning, moving from neutral on duration and yield curve positioning to a modest overweight position at the portfolio level. Treasury yields have risen significantly over the last several weeks of the fiscal year with the bulk of the move driven by wider term premiums. Our view is that the current level of term premium, or the added compensation we believe investors expect for the unknowns associated with holding longer-term debt, we see (in 10 year rates) is not justified by relevant macroeconomic factors such as long term growth and inflation expectations. We believe that the term premium could compress closer to our expectations of fair value. Over the fiscal year, the Fund underperformed the broader bond index, as defined by the Bloomberg U.S. Aggregate Bond Index, by -51 basis points.

64	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Assets and Liabilities October 31, 2023

	FlexShares® US Quality Low Volatility Index Fund	FlexShares® Developed Markets ex- US Quality Low Volatility Index Fund	FlexShares® Emerging Markets Quality Low Volatility Index Fund	FlexShares® Morningstar US Market Factor Tilt Index Fund

ASSETS
Securities, at cost	$173,345,381	$65,665,911	$13,811,847	$853,779,239
Affiliate securities, at cost	—	—	—	511,950
Securities Lending Reinvestments, at cost	2,683,994	—	—	167,140,618

Securities, at value†	184,796,795	64,658,984	12,867,943	1,323,299,186
Affiliate securities, at value	—	—	—	459,393
Securities Lending Reinvestments, at value	2,683,994	—	—	167,151,673
Cash	—	601,264	90,240	10,768,083
Cash segregated at broker*	283	163,088	20,694	1,779,829
Foreign cash††	—	457,840	34,302	—
Unrealized appreciation on forward foreign currency contracts	—	27,699	—	—
Receivables:	—	—	—	—
Dividends and interest	149,206	477,672	10,022	889,549
Securities lending income	1,261	635	—	52,209
Capital shares issued	—	—	—	—
Investment adviser	729	286	119	5,223
Securities sold	113,852	—	—	411
Variation margin on futures contracts	1,976	—	—	—

Total Assets	187,748,096	66,387,468	13,023,320	1,504,405,556

LIABILITIES
Cash overdraft	13,058	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	18,644	—	—
Payables:
Cash collateral received from securities loaned	2,683,994	—	—	167,151,893
Deferred compensation (Note 7)	8,045	4,295	729	169,566
Investment advisory fees (Note 4)	35,020	18,329	4,464	290,517
Trustee fees (Note 7)	1,259	613	125	10,807
Securities purchased	—	—	—	—
Deferred non-US capital gains taxes	—	—	20,095	—
Due to Authorized Participant	—	—	—	411
Variation margin on futures contracts	—	82,236	14,061	763,593
Capital shares redeemed	—	—	—	—
Other	2,100	—	4,000	7,708

Total Liabilities	2,743,476	124,117	43,474	168,394,495

Net Assets	$185,004,620	$66,263,351	$12,979,846	$1,336,011,061

NET ASSETS CONSIST OF:
Paid-in capital	$184,240,592	$72,298,348	$15,413,162	$910,599,852
Distributable earnings (loss)	764,028	(6,034,997)	(2,433,316)	425,411,209

Net Assets	$185,004,620	$66,263,351	$12,979,846	$1,336,011,061

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	3,600,001	2,800,001	600,001	8,500,001
Net Asset Value	$51.39	$23.67	$21.63	$157.18

† Securities on loan, at value	$13,821,520	$2,212,131	$—	$206,017,475
†† Cost of foreign cash	$—	$463,825	$33,435	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31/23.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	65

Statements of Assets and Liabilities (cont.)

	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	FlexShares® US Quality Large Cap Index Fund	FlexShares® STOXX® US ESG Select Index Fund

ASSETS
Securities, at cost	$439,193,329	$212,305,889	$138,888,823	$153,363,355
Affiliate securities, at cost	—	—	—	94,332
Securities Lending Reinvestments, at cost	8,760,452	677,315	—	97,159

Securities, at value†	462,046,494	218,908,022	145,727,979	164,852,322
Affiliate securities, at value	—	—	—	77,115
Securities Lending Reinvestments, at value	8,760,452	677,315	—	97,159
Cash	1,014,072	204,890	927,601	1,747,305
Cash segregated at broker*	845,221	120,659	153,608	305,740
Foreign cash††	2,442,412	481,779	—	—
Unrealized appreciation on forward foreign currency contracts	14,407	6,171	—	—
Receivables:	—	—	—	—
Dividends and interest	3,421,440	315,948	107,697	119,805
Securities lending income	23,942	8,626	442	486
Capital shares issued	—	—	—	—
Investment adviser	5,571	25,931	—	641
Securities sold	84,733	—	—	—
Variation margin on futures contracts	—	—	—	—

Total Assets	478,658,744	220,749,341	146,917,327	167,200,573

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	44,298	333	—	—
Payables:
Cash collateral received from securities loaned	8,760,452	677,315	—	97,159
Deferred compensation (Note 7)	94,455	46,877	7,498	9,310
Investment advisory fees (Note 4)	158,640	113,389	31,354	46,246
Trustee fees (Note 7)	4,045	1,788	2,377	1,281
Securities purchased	—	—	—	—
Deferred non-US capital gains taxes	—	1,078,422	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	331,029	57,692	67,206	121,129
Capital shares redeemed	—	—	—	—
Other	27,000	50,000	3,000	700

Total Liabilities	9,419,919	2,025,816	111,435	275,825

Net Assets	$469,238,825	$218,723,525	$146,805,892	$166,924,748

NET ASSETS CONSIST OF:
Paid-in capital	$573,435,084	$291,920,670	$147,359,786	$162,616,808
Distributable earnings (loss)	(104,196,259)	(73,197,145)	(553,894)	4,307,940

Net Assets	$469,238,825	$218,723,525	$146,805,892	$166,924,748

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	7,800,001	4,700,001	3,150,001	1,625,001
Net Asset Value	$60.16	$46.54	$46.61	$102.72

† Securities on loan, at value	$53,104,871	$5,168,593	$4,023,270	$4,105,867
†† Cost of foreign cash	$2,454,649	$432,693	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31/23.

See Accompanying Notes to the Financial Statements.

66	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® STOXX® Global ESG Select Index Fund	FlexShares® ESG & Climate US Large Cap Core Index Fund	FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	FlexShares® ESG & Climate Emerging Markets Core Index Fund

ASSETS
Securities, at cost	$125,624,190	$36,531,669	$38,644,229	$4,738,015
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	857,504	—	—	—

Securities, at value†	150,048,123	36,613,279	36,835,813	4,152,508
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	857,504	—	—	—
Cash	1,149,258	252,917	199,496	9,025
Cash segregated at broker*	205,971	20,080	69,280	6,742
Foreign cash††	169,454	—	260,687	30,703
Unrealized appreciation on forward foreign currency contracts	7,756	—	6,492	3
Receivables:	—	—	—	—
Dividends and interest	402,478	30,508	147,985	5,319
Securities lending income	1,000	—	—	—
Capital shares issued	—	—	—	—
Investment adviser	—	169	208	18
Securities sold	—	—	—	—
Variation margin on futures contracts	—	—	—	—

Total Assets	152,841,544	36,916,953	37,519,961	4,204,318

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	3,294	—
Payables:
Cash collateral received from securities loaned	857,504	—	—	—
Deferred compensation (Note 7)	10,464	410	422	81
Investment advisory fees (Note 4)	54,993	2,797	3,890	656
Trustee fees (Note 7)	7,085	162	193	34
Securities purchased	—	—	—	—
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	95,878	17,698	23,456	3,510
Capital shares redeemed	—	—	—	—
Other	—	—	4,500	—

Total Liabilities	1,025,924	21,067	35,755	4,281

Net Assets	$151,815,620	$36,895,886	$37,484,206	$4,200,037

NET ASSETS CONSIST OF:
Paid-in capital	$135,039,800	$37,339,681	$41,394,939	$5,009,376
Distributable earnings (loss)	16,775,820	(443,795)	(3,910,733)	(809,339)

Net Assets	$151,815,620	$36,895,886	$37,484,206	$4,200,037

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	1,150,001	775,000	900,000	100,000
Net Asset Value	$132.01	$47.61	$41.65	$42.00

† Securities on loan, at value	$6,708,462	$—	$—	$—
†† Cost of foreign cash	$172,364	$—	$263,945	$30,684

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31/23.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	67

Statements of Assets and Liabilities (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund	FlexShares® STOXX® Global Broad Infrastructure Index Fund	FlexShares® Global Quality Real Estate Index Fund	FlexShares® Real Assets Allocation Index Fund

ASSETS
Securities, at cost	$6,639,775,626	$2,132,513,770	$283,496,998	$—
Affiliate securities, at cost	—	—	—	20,377,865
Securities Lending Reinvestments, at cost	303,751,788	40,144,363	2,704,220	—

Securities, at value†	6,897,383,095	2,006,949,303	241,286,554	—
Affiliate securities, at value	—	—	—	16,571,447
Securities Lending Reinvestments, at value	303,763,185	40,144,363	2,704,220	—
Cash	6,822,064	5,640,536	1,449,049	2,514
Cash segregated at broker*	4,513,288	2,107,602	663,575	—
Foreign cash††	14,711,263	6,213,137	502,063	—
Due from Custodian	322,346	—	—	—
Unrealized appreciation on forward foreign currency contracts	805,889	78,847	17,694	—
Receivables:	—	—	—	—
Dividends and interest	6,938,045	6,579,205	1,154,225	—
Securities lending income	56,938	51,122	3,174	—
Capital shares issued	—	—	—	—
Investment adviser	81,718	6,879	1,144	54
Securities sold	—	22,684	—	—
Variation margin on futures contracts	—	—	—	—

Total Assets	7,235,397,831	2,067,793,678	247,781,698	16,574,015

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	827,889	14,821	20,492	—
Payables:
Cash collateral received from securities loaned	303,760,945	40,144,363	2,704,220	—
Deferred compensation (Note 7)	630,214	187,777	33,220	1,098
Investment advisory fees (Note 4)	2,773,369	804,125	102,691	164
Trustee fees (Note 7)	56,957	20,170	2,787	202
Securities purchased	322,346	—	—	—
Deferred non-US capital gains taxes	—	467,278	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	1,738,563	961,681	240,957	—
Capital shares redeemed	—	—	—	—
Other	1,500	12,000	4,000	—

Total Liabilities	310,111,783	42,612,215	3,108,367	1,464

Net Assets	$6,925,286,048	$2,025,181,463	$244,673,331	$16,572,551

NET ASSETS CONSIST OF:
Paid-in capital	$7,763,793,249	$2,386,937,469	$352,923,923	$21,145,503
Distributable earnings (loss)	(838,507,201)	(361,756,006)	(108,250,592)	(4,572,952)

Net Assets	$6,925,286,048	$2,025,181,463	$244,673,331	$16,572,551

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	179,600,001	42,400,001	5,200,001	600,001
Net Asset Value	$38.56	$47.76	$47.05	$27.62

† Securities on loan, at value	$491,197,028	$185,056,097	$27,759,368	$—
†† Cost of foreign cash	$14,296,646	$6,273,330	$508,327	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31/23.

See Accompanying Notes to the Financial Statements.

68	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® Quality Dividend Index Fund	FlexShares® Quality Dividend Defensive Index Fund	FlexShares® International Quality Dividend Index Fund	FlexShares® International Quality Dividend Defensive Index Fund

ASSETS
Securities, at cost	$1,330,163,281	$287,654,026	$509,465,426	$26,583,706
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	129,443,897	18,783,683	2,149,574	125,891

Securities, at value†	1,475,944,235	311,680,030	489,966,079	25,342,351
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	129,449,855	18,783,683	2,149,574	125,891
Cash	790,358	1,159,428	1,044,964	362,273
Cash segregated at broker*	392,110	276,551	956,449	142,747
Foreign cash††	—	—	4,801,677	460,971
Unrealized appreciation on forward foreign currency contracts	—	—	212,595	—
Receivables:	—	—	—	—
Dividends and interest	1,832,869	331,873	3,363,902	288,033
Securities lending income	51,201	8,919	11,655	595
Capital shares issued	—	—	—	—
Investment adviser	5,563	992	46,981	45
Securities sold	—	—	—	—
Variation margin on futures contracts	—	—	—	—

Total Assets	1,608,466,191	332,241,476	502,553,876	26,722,906

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	135,605	—
Payables:
Cash collateral received from securities loaned	129,448,662	18,783,683	2,149,574	125,891
Deferred compensation (Note 7)	195,602	45,058	76,714	9,844
Investment advisory fees (Note 4)	473,493	100,017	202,770	7,264
Trustee fees (Note 7)	11,840	2,716	3,914	312
Securities purchased	—	—	—	—
Deferred non-US capital gains taxes	—	—	574,995	1,768
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	58,788	76,404	522,390	74,455
Capital shares redeemed	—	—	—	—
Other	4,990	2,500	12,000	—

Total Liabilities	130,193,375	19,010,378	3,677,962	219,534

Net Assets	$1,478,272,816	$313,231,098	$498,875,914	$26,503,372

NET ASSETS CONSIST OF:
Paid-in capital	$1,477,021,150	$326,777,651	$713,024,210	$57,004,550
Distributable earnings (loss)	1,251,666	(13,546,553)	(214,148,296)	(30,501,178)

Net Assets	$1,478,272,816	$313,231,098	$498,875,914	$26,503,372

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	27,167,921	5,875,001	24,100,001	1,400,001
Net Asset Value	$54.41	$53.32	$20.70	$18.93

† Securities on loan, at value	$149,621,313	$26,472,637	$24,751,395	$1,119,564
†† Cost of foreign cash	$—	$—	$4,828,308	$460,068

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31/23.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	69

Statements of Assets and Liabilities (cont.)

	FlexShares® International Quality Dividend Dynamic Index Fund	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	FlexShares® Disciplined Duration MBS Index Fund

ASSETS
Securities, at cost	$70,125,114	$2,015,549,742	$871,004,354	$81,464,885
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	695,880	—	—	—

Securities, at value†	64,781,455	1,923,187,015	809,374,738	73,778,449
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	695,880	—	—	—
Cash	466,450	2,971,936	1,785,614	11,917,382
Cash segregated at broker*	117,684	—	—	—
Foreign cash††	120,651	—	—	—
Unrealized appreciation on forward foreign currency contracts	5,506	—	—	—
Receivables:	—	—	—	—
Dividends and interest	479,002	3,504,025	1,664,433	204,321
Securities lending income	1,055	2,335	1,155	—
Capital shares issued	—	—	—	—
Investment adviser	—	4,709	1,790	150
Securities sold	—	60,279,072	36,313,271	—
Variation margin on futures contracts	—	—	—	—

Total Assets	66,667,683	1,989,949,092	849,141,001	85,900,302

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	1,549	—	—	—
Payables:
Cash collateral received from securities loaned	695,880	—	—	—
Deferred compensation (Note 7)	6,642	278,900	98,966	8,144
Investment advisory fees (Note 4)	26,663	295,604	124,152	11,320
Trustee fees (Note 7)	3,958	15,863	5,056	772
Securities purchased	—	60,275,369	33,947,342	11,454,027
Deferred non-US capital gains taxes	147,073	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	68,710	—	—	—
Capital shares redeemed	—	1,160,119	3,415,083	—
Other	3,500	—	—	2,000

Total Liabilities	953,975	62,025,855	37,590,599	11,476,263

Net Assets	$65,713,708	$1,927,923,237	$811,550,402	$74,424,039

NET ASSETS CONSIST OF:
Paid-in capital	$94,685,648	$2,172,291,648	$921,517,996	$96,332,336
Distributable earnings (loss)	(28,971,940)	(244,368,411)	(109,967,594)	(21,908,297)

Net Assets	$65,713,708	$1,927,923,237	$811,550,402	$74,424,039

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	2,700,001	83,204,000	35,650,001	3,800,001
Net Asset Value	$24.34	$23.17	$22.76	$19.59

† Securities on loan, at value	$2,403,416	$1,197,583	$—	$—
†† Cost of foreign cash	$121,554	$—	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31/23.

See Accompanying Notes to the Financial Statements.

70	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® Credit-Scored US Corporate Bond Index Fund	FlexShares® Credit-Scored US Long Corporate Bond Index Fund	FlexShares® High Yield Value-Scored Bond Index Fund	FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund

ASSETS
Securities, at cost	$280,469,072	$34,128,436	$1,262,089,529	$27,258,976
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	—	—	—	—

Securities, at value†	265,621,732	27,787,389	1,199,469,056	23,856,368
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	—	—	—	—
Cash	4,973,677	444,830	11,721,098	544,398
Cash segregated at broker*	—	—	—	—
Foreign cash††	—	—	—	—
Due from Custodian	—	—	370,076	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivables:	—	—	—	—
Dividends and interest	2,871,765	435,805	23,574,590	281,528
Securities lending income	—	—	—	—
Capital shares issued	—	—	3,875,284	—
Investment adviser	686	88	25,072	224
Securities sold	25,582,442	2,521,186	100,752,851	688,634
Variation margin on futures contracts	—	—	—	—

Total Assets	299,050,302	31,189,298	1,339,788,027	25,371,152

LIABILITIES
Cash overdraft	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Payables:
Cash collateral received from securities loaned	—	—	—	—
Deferred compensation (Note 7)	17,626	3,747	24,907	407
Investment advisory fees (Note 4)	50,990	5,433	387,076	2,534
Trustee fees (Note 7)	1,600	298	6,315	232
Securities purchased	24,427,347	2,604,356	111,225,782	693,832
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	—	—	—	—
Capital shares redeemed	—	—	5,812,926	—
Other	3,000	—	24,500	2,000

Total Liabilities	24,500,563	2,613,834	117,481,506	699,005

Net Assets	$274,549,739	$28,575,464	$1,222,306,521	$24,672,147

NET ASSETS CONSIST OF:
Paid-in capital	$315,628,424	$47,053,815	$1,434,834,992	$36,124,837
Distributable earnings (loss)	(41,078,685)	(18,478,351)	(212,528,471)	(11,452,690)

Net Assets	$274,549,739	$28,575,464	$1,222,306,521	$24,672,147

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	6,050,001	750,001	31,550,001	650,000
Net Asset Value	$45.38	$38.10	$38.74	$37.96

† Securities on loan, at value	$—	$—	$—	$—
†† Cost of foreign cash	$—	$—	$—	$—
*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31/23.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	71

Statements of Assets and Liabilities (cont.)

	FlexShares® Ultra-Short Income Fund	FlexShares® Core Select Bond Fund

ASSETS
Securities, at cost	$1,072,642,754	$150,905,727
Affiliate securities, at cost	—	48,573,769
Securities Lending Reinvestments, at cost	—	80,325

Securities, at value†	1,069,254,268	134,862,826
Affiliate securities, at value	—	47,171,295
Securities Lending Reinvestments, at value	—	80,325
Cash	21,785,475	500,987
Cash segregated at broker*	—	30,288
Foreign cash††	—	—
Unrealized appreciation on forward foreign currency contracts	—	—
Receivables:	—	—
Dividends and interest	7,100,320	—
Securities lending income	—	1,207
Capital shares issued	—	—
Investment adviser	3,133	808
Securities sold	—	1,524,606
Variation margin on futures contracts	—	—

Total Assets	1,098,143,196	184,172,342

LIABILITIES
Cash overdraft	—	—
Unrealized depreciation on forward foreign currency contracts	—	—
Payables:
Cash collateral received from securities loaned	—	80,325
Deferred compensation (Note 7)	43,881	8,287
Investment advisory fees (Note 4)	226,882	55,310
Trustee fees (Note 7)	6,119	1,264
Securities purchased	21,475,311	—
Deferred non-US capital gains taxes	—	—
Due to Authorized Participant	—	—
Variation margin on futures contracts	—	37,055
Capital shares redeemed	—	1,559,238
Other	1,925	—

Total Liabilities	21,754,118	1,741,479

Net Assets	$1,076,389,078	$182,430,863

NET ASSETS CONSIST OF:
Paid-in capital	$1,075,994,186	$218,122,992
Distributable earnings (loss)	394,892	(35,692,129)

Net Assets	$1,076,389,078	$182,430,863

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	14,330,001	8,775,001
Net Asset Value	$75.11	$20.79

† Securities on loan, at value	$—	$12,937,865
†† Cost of foreign cash	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31/23.

See Accompanying Notes to the Financial Statements.

72	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Operations

For the year ended October 31, 2023

	FlexShares® US Quality Low Volatility Index Fund	FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund	FlexShares® Emerging Markets Quality Low Volatility Index Fund		FlexShares® Morningstar US Market Factor Tilt Index Fund

INVESTMENT INCOME
Dividend income	$3,483,589	$2,497,047	$625,262		$25,401,167
Income from non-cash dividends	—	125,957	—		—
Dividend income received from affiliate	—	—	—		19,468
Interest income	3,542	—	1,413		—
Securities lending income (net of fees) (Note 2)	16,398	14,422	—		748,875
Foreign withholding tax on dividends	(6,941)	(238,253)	(66,575)		(12,119)
Foreign withholding tax on interest	—	—	—		—

Total Investment Income	3,496,588	2,399,173	560,100		26,157,391

EXPENSES
Deferred compensation (Note 7)	1,755	735	128		14,333
Investment advisory fees	399,546	234,875	59,599		3,564,943
Trustee fees (Note 7)	13,356	5,529	1,117		106,872
Other expenses (Note 4)	—	—	—		—

Total Gross Expenses Before Fees Reimbursed	414,657	241,139	60,844		3,686,148

Less:
Investment advisory fees reimbursed (Note 4)	(6,191)	(2,620)	(515)		(50,967)

Total Net Expenses	408,466	238,519	60,329		3,635,181

Net Investment Income (Loss)	3,088,122	2,160,654	499,771		22,522,210

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—		(27,260)
Transactions in investment securities	(7,143,809)	(1,372,962)	(396,042	)(1)	(24,155,740)
In-kind redemptions on investments in affiliated securities	—	—	—		10,777
In-kind redemptions on investments in securities	11,134,030	950,797	(2,860)		68,199,579
Expiration or closing of futures contracts	82,116	202,228	(5,586)		292,338
Settlement of forward foreign currency contracts	—	(1,334)	(8)		—
Foreign currency transactions	—	4,617	(37,558)		—

Net Realized Gain (Loss)	4,072,337	(216,654)	(442,054)		44,319,694

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in unaffiliated securities	325,198	4,899,856	362,558	(2)	16,612,800
Investments in affiliated securities	—	—	—		(110,312)
Securities lending	—	—	—		16,008
Futures contracts	(4,832)	(36,753)	(4,868)		(1,016,036)
Forward foreign currency contracts	—	(5,891)	—		—
Translation of other assets and liabilities denominated in foreign currencies	—	15,682	1,036		—

Net Change in Unrealized Appreciation (Depreciation)	320,366	4,872,894	358,726		15,502,460

Net Realized and Unrealized Gain (Loss)	4,392,703	4,656,240	(83,328)		59,822,154

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,480,825	$6,816,894	$416,443		$82,344,364

(1)	Net of non-US capital gains tax of $18,661.

(2)	Net of deferred non-US capital gains tax of $20,095.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	73

Statements of Operations (cont.)

	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund		FlexShares® US Quality Large Cap Index Fund	FlexShares® STOXX® US ESG Select Index Fund

INVESTMENT INCOME
Dividend income	$19,128,162	$8,893,222		$2,269,040	$2,799,817
Income from non-cash dividends	—	435,726		—	—
Dividend income received from affiliate	—	—		—	2,449
Interest income	—	16,242		—	—
Securities lending income (net of fees) (Note 2)	470,436	131,089		8,292	7,363
Foreign withholding tax on dividends	(1,821,129)	(1,098,147)		—	—
Foreign withholding tax on interest	—	(8)		—	—

Total Investment Income	17,777,469	8,378,124		2,277,332	2,809,629

EXPENSES
Deferred compensation (Note 7)	5,144	2,327		1,293	1,720
Investment advisory fees	2,016,539	1,388,377		335,673	551,704
Trustee fees (Note 7)	38,626	17,571		9,802	12,924
Other expenses (Note 4)	3,381	21,119		—	—

Total Gross Expenses Before Fees Reimbursed	2,063,690	1,429,394		346,768	566,348

Less:
Investment advisory fees reimbursed (Note 4)	(21,291)	(45,848)		(4,459)	(6,051)

Total Net Expenses	2,042,399	1,383,546		342,309	560,297

Net Investment Income (Loss)	15,735,070	6,994,578		1,935,023	2,249,332

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—		—	(7,201)
Transactions in investment securities	(10,341,168)	(7,087,688	)(1)	(2,857,571)	(861,087)
In-kind redemptions on investments in affiliated securities	—	—		—	(266)
In-kind redemptions on investments in securities	4,871,522	384,978		3,349,919	7,404,431
Expiration or closing of futures contracts	1,184,364	(15,728)		20,757	112,767
Settlement of forward foreign currency contracts	(47,567)	18,704		—	—
Foreign currency transactions	70,392	(343,019)		—	—

Net Realized Gain (Loss)	(4,262,457)	(7,042,753)		513,105	6,648,644

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in unaffiliated securities	49,637,108	27,389,253	(2)	8,250,292	10,548,192
Investments in affiliated securities	—	—		—	(17,217)
Securities lending	—	—		—	—
Futures contracts	(391,983)	125,329		(17,315)	(80,050)
Forward foreign currency contracts	21,599	1,326		—	—
Translation of other assets and liabilities denominated in foreign currencies	172,194	59,719		—	—

Net Change in Unrealized Appreciation (Depreciation)	49,438,918	27,575,627		8,232,977	10,450,925

Net Realized and Unrealized Gain (Loss)	45,176,461	20,532,874		8,746,082	17,099,569

Net Increase (Decrease) in Net Assets Resulting from Operations	$60,911,531	$27,527,452		$10,681,105	$19,348,901

(1)	Net of non-US capital gains tax of $239,046.

(2)	Net of deferred non-US capital gains tax of $1,069,681.

See Accompanying Notes to the Financial Statements.

74	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® STOXX® Global ESG Select Index Fund	FlexShares® ESG & Climate US Large Cap Core Index Fund	FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	FlexShares® ESG & Climate Emerging Markets Core Index Fund

INVESTMENT INCOME
Dividend income	$3,724,221	$534,743	$1,232,134	$128,645
Income from non-cash dividends	—	—	—	—
Dividend income received from affiliate	—	—	—	—
Interest income	—	1,195	—	—
Securities lending income (net of fees) (Note 2)	18,246	—	—	—
Foreign withholding tax on dividends	(223,585)	(258)	(125,217)	(18,455)
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	3,518,882	535,680	1,106,917	110,190

EXPENSES
Deferred compensation (Note 7)	1,563	272	293	45
Investment advisory fees	656,624	28,256	41,277	8,066
Trustee fees (Note 7)	11,717	2,197	2,406	350
Other expenses (Note 4)	—	—	—	—

Total Gross Expenses Before Fees Reimbursed	669,904	30,725	43,976	8,461

Less:
Investment advisory fees reimbursed (Note 4)	(5,417)	(927)	(1,012)	(173)

Total Net Expenses	664,487	29,798	42,964	8,288

Net Investment Income (Loss)	2,854,395	505,882	1,063,953	101,902

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	—
Transactions in investment securities	(1,349,624)	(399,518)	(1,289,113)	(175,668	)(1)
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	3,774,231	358,040	—	—
Expiration or closing of futures contracts	140,996	23,434	34,251	(1,316)
Settlement of forward foreign currency contracts	957	—	343	7
Foreign currency transactions	8,247	—	(12,117)	(5,294)

Net Realized Gain (Loss)	2,574,807	(18,044)	(1,266,636)	(182,271)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in unaffiliated securities	14,843,615	2,089,029	1,681,403	513,921
Investments in affiliated securities	—	—	—	—
Securities lending	—	—	—	—
Futures contracts	(54,222)	(12,103)	(16,718)	3,300
Forward foreign currency contracts	3,160	—	408	3
Translation of other assets and liabilities denominated in foreign currencies	14,108	—	(4,452)	310

Net Change in Unrealized Appreciation (Depreciation)	14,806,661	2,076,926	1,660,641	517,534

Net Realized and Unrealized Gain (Loss)	17,381,468	2,058,882	394,005	335,263

Net Increase (Decrease) in Net Assets Resulting from Operations	$20,235,863	$2,564,764	$1,457,958	$437,165

(1)	Net of non-US capital gains tax of $432.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	75

Statements of Operations (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund	FlexShares® STOXX® Global Broad Infrastructure Index Fund		FlexShares® Global Quality Real Estate Index Fund	FlexShares® Real Assets Allocation Index Fund

INVESTMENT INCOME
Dividend income	$303,850,295	$78,759,280		$10,952,298	$—
Income from non-cash dividends	—	—		—	—
Dividend income received from affiliate	—	—		—	532,845
Interest income	—	55,626		—	—
Securities lending income (net of fees) (Note 2)	2,505,995	908,051		60,398	—
Foreign withholding tax on dividends	(17,078,398)	(5,143,864)		(523,558)	—
Foreign withholding tax on interest	—	—		—	—

Total Investment Income	289,277,892	74,579,093		10,489,138	532,845

EXPENSES
Deferred compensation (Note 7)	74,311	24,745		3,362	232
Investment advisory fees	33,743,024	10,896,769		1,435,405	118,048
Administration fees (Note 5)	—	—		1,573	—
Trustee fees (Note 7)	545,297	179,574		24,562	1,706
Other expenses (Note 4)	56,856	—		—	—

Total Gross Expenses Before Fees Reimbursed	34,419,488	11,101,088		1,464,902	119,986

Less:
Investment advisory fees reimbursed (Note 4)	(322,945)	(90,757)		(14,271)	(98,833)

Total Net Expenses	34,096,543	11,010,331		1,450,631	21,153

Net Investment Income (Loss)	255,181,349	63,568,762		9,038,507	511,692

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—		—	(574,000)
Transactions in investment securities	26,611,649 (1)	(60,907,295	)(2)	(30,195,487)	—
In-kind redemptions on investments in affiliated securities	—	—		—	(1,193,639)
In-kind redemptions on investments in securities	13,171,091	118,182,191		3,452,008	—
Expiration or closing of futures contracts	(1,699,233)	1,789,383		425,518	—
Settlement of forward foreign currency contracts	(492,100)	53,105		112,370	—
Foreign currency transactions	(297,240)	(351,195)		2,470	—

Net Realized Gain (Loss)	37,294,167	58,766,189		(26,203,121)	(1,767,639)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in unaffiliated securities	(603,501,036)	(59,229,140	)(3)	(2,528,412)	—
Investments in affiliated securities	—	—		—	1,536,542 (4)
Securities lending	14,613	—		—	—
Futures contracts	(1,694,521)	(921,993)		(187,225)	—
Forward foreign currency contracts	266,510	112,999		(16,487)	—
Translation of other assets and liabilities denominated in foreign currencies	(107,065)	104,982		16,041	—

Net Change in Unrealized Appreciation (Depreciation)	(605,021,499)	(59,933,152)		(2,716,083)	1,536,542

Net Realized and Unrealized Gain (Loss)	(567,727,332)	(1,166,963)		(28,919,204)	(231,097)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(312,545,983)	$62,401,799		$(19,880,697)	$280,595

(1)	Net of non-US capital gains tax of $306.

(2)	Net of non-US capital gains tax of $544,794.

(3)	Net of deferred non-US capital gains tax of $467,278.

See Accompanying Notes to the Financial Statements.

76	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® Quality Dividend Index Fund	FlexShares® Quality Dividend Defensive Index Fund	FlexShares® International Quality Dividend Index Fund		FlexShares® International Quality Dividend Defensive Index Fund

INVESTMENT INCOME
Dividend income	$43,558,447	$9,322,276	$33,308,880		$1,851,409
Income from non-cash dividends	—	—	—		—
Dividend income received from affiliate	—	—	—		—
Interest income	—	—	—		—
Securities lending income (net of fees) (Note 2)	1,121,444	218,965	261,483		14,727
Foreign withholding tax on dividends	(656,478)	(147,831)	(3,864,449)		(191,639)
Foreign withholding tax on interest	—	—	—		—

Total Investment Income	44,023,413	9,393,410	29,705,914		1,674,497

EXPENSES
Deferred compensation (Note 7)	15,772	3,500	5,125		372
Investment advisory fees	5,758,194	1,253,222	2,485,060		152,814
Trustee fees (Note 7)	116,387	25,461	38,858		2,619
Other expenses (Note 4)	—	—	44,638		—

Total Gross Expenses Before Fees Reimbursed	5,890,353	1,282,183	2,573,681		155,805

Less:
Investment advisory fees reimbursed (Note 4)	(55,150)	(12,200)	(62,037)		(1,348)

Total Net Expenses	5,835,203	1,269,983	2,511,644		154,457

Net Investment Income (Loss)	38,188,210	8,123,427	27,194,270		1,520,040

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—		—
Transactions in investment securities	(92,662,836)	(10,859,478)	(14,259,749	)(1)	(1,098,205	)(2)
In-kind redemptions on investments in affiliated securities	—	—	—		—
In-kind redemptions on investments in securities	152,543,538	26,282,096	3,130,154		1,103,875
Expiration or closing of futures contracts	357,938	154,895	926,785		68,091
Settlement of forward foreign currency contracts	—	—	(74,191)		(41,670)
Foreign currency transactions	—	—	(120,659)		(12,764)

Net Realized Gain (Loss)	60,238,640	15,577,513	(10,397,660)		19,327

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in unaffiliated securities	3,681,484	2,034,842	58,195,156	(3)	3,826,375	(4)
Securities lending	7,965	—	—		—
Futures contracts	(101,537)	(31,829)	(180,632)		(41,044)
Forward foreign currency contracts	—	—	93,106		(18,270)
Translation of other assets and liabilities denominated in foreign currencies	—	—	101,623		16,509

Net Change in Unrealized Appreciation (Depreciation)	3,587,912	2,003,013	58,209,253		3,783,570

Net Realized and Unrealized Gain (Loss)	63,826,552	17,580,526	47,811,593		3,802,897

Net Increase (Decrease) in Net Assets Resulting from Operations	$102,014,762	$25,703,953	$75,005,863		$5,322,937

(1)	Net of non-US capital gains tax of $456,107.

(2)	Net of non-US capital gains tax of $533.

(3)	Net of deferred non-US capital gains tax of $574,995.

(4)	Net of deferred non-US capital gains tax of $1,768.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	77

Statements of Operations (cont.)

	FlexShares® International Quality Dividend Dynamic Index Fund		FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	FlexShares® Disciplined Duration MBS Index Fund

INVESTMENT INCOME
Dividend income	$5,371,014		$—	$—	$—
Income from non-cash dividends	—		—	—	—
Dividend income received from affiliate	—		—	—	—
Interest income	—		84,496,641	31,719,995	2,376,090
Securities lending income (net of fees) (Note 2)	39,993		22,418	37,494	—
Foreign withholding tax on dividends	(635,023)		—	—	—
Foreign withholding tax on interest	—		—	—	—

Total Investment Income	4,775,984		84,519,059	31,757,489	2,376,090

EXPENSES
Deferred compensation (Note 7)	882		20,699	6,962	914
Investment advisory fees	412,971		3,566,309	1,283,920	163,535
Trustee fees (Note 7)	6,874		150,333	51,916	6,496
Other expenses (Note 4)	—		—	—	—

Total Gross Expenses Before Fees Reimbursed	420,727		3,737,341	1,342,798	170,945

Less:
Investment advisory fees reimbursed (Note 4)	(3,318)		(74,099)	(24,059)	(3,410)

Total Net Expenses	417,409		3,663,242	1,318,739	167,535

Net Investment Income (Loss)	4,358,575		80,855,817	30,438,750	2,208,555

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—		—	—	—
Transactions in investment securities	(4,515,937	)(1)	(65,630,974)	(34,032,343)	(3,912,271)
In-kind redemptions on investments in affiliated securities	—		—	—	—
In-kind redemptions on investments in securities	4,726,915		(4,342,963)	394,493	—
Expiration or closing of futures contracts	234,106		—	—	—
Settlement of forward foreign currency contracts	(4,559)		—	—	—
Foreign currency transactions	(26,497)		—	—	—

Net Realized Gain (Loss)	414,028		(69,973,937)	(33,637,850)	(3,912,271)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in unaffiliated securities	9,195,011	(2)	26,655,120	1,002,375	3,495,416
Securities lending	—		—	—	—
Futures contracts	(24,231)		—	—	—
Forward foreign currency contracts	(6,064)		—	—	—
Translation of other assets and liabilities denominated in foreign currencies	5,958		—	—	—

Net Change in Unrealized Appreciation (Depreciation)	9,170,674		26,655,120	1,002,375	3,495,416

Net Realized and Unrealized Gain (Loss)	9,584,702		(43,318,817)	(32,635,475)	(416,855)

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,943,277		$37,537,000	$(2,196,725)	$1,791,700

(1)	Net of non-US capital gains tax of $53,469.

(2)	Net of deferred non-US capital gains tax of $147,073.

See Accompanying Notes to the Financial Statements.

78	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® Credit-Scored US Corporate Bond Index Fund	FlexShares® Credit-Scored US Long Corporate Bond Index Fund	FlexShares® High Yield Value-Scored Bond Index Fund	FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—
Income from non-cash dividends	—	—	—	—
Dividend income received from affiliate	—	—	—	—
Interest income	9,866,877	1,761,884	100,562,917	1,372,483
Securities lending income (net of fees) (Note 2)	—	—	—	—
Foreign withholding tax on dividends	—	—	—	—
Foreign withholding tax on interest	—	—	(47,362)	—

Total Investment Income	9,866,877	1,761,884	100,515,555	1,372,483

EXPENSES
Deferred compensation (Note 7)	2,438	359	10,094	310
Investment advisory fees	547,702	73,984	4,010,051	39,929
Trustee fees (Note 7)	18,203	2,648	77,019	2,580
Other expenses (Note 4)	—	—	—	—

Total Gross Expenses Before Fees Reimbursed	568,343	76,991	4,097,164	42,819

Less:
Investment advisory fees reimbursed (Note 4)	(8,442)	(3,529)	(119,275)	(1,263)

Total Net Expenses	559,901	73,462	3,977,889	41,556

Net Investment Income (Loss)	9,306,976	1,688,422	96,537,666	1,330,927

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	—
Transactions in investment securities	(16,010,333)	(7,142,718)	(73,703,129)	(2,757,523)
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	—	—	—	—
Expiration or closing of futures contracts	—	—	—	—
Settlement of forward foreign currency contracts	—	—	—	—
Foreign currency transactions	—	—	—	—

Net Realized Gain (Loss)	(16,010,333)	(7,142,718)	(73,703,129)	(2,757,523)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in unaffiliated securities	15,511,584	6,730,934	27,158,390	1,697,139
Investments in affiliated securities	—	—	—	—
Securities lending	—	—	—	—
Futures contracts	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation)	15,511,584	6,730,934	27,158,390	1,697,139

Net Realized and Unrealized Gain (Loss)	(498,749)	(411,784)	(46,544,739)	(1,060,384)

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,808,227	$1,276,638	$49,992,927	$270,543

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	79

Statements of Operations (cont.)

	FlexShares® Ultra-Short Income Fund	FlexShares® Core Select Bond Fund

INVESTMENT INCOME
Dividend income	$—	$4,175,668
Income from non-cash dividends	—	—
Dividend income received from affiliate	—	1,698,833
Interest income	43,894,643	20,770
Securities lending income (net of fees) (Note 2)	—	60,907
Foreign withholding tax on dividends	—	—
Foreign withholding tax on interest	—	—

Total Investment Income	43,894,643	5,956,178

EXPENSES
Deferred compensation (Note 7)	9,162	1,771
Investment advisory fees	2,391,804	646,164
Trustee fees (Note 7)	68,480	13,518
Other expenses (Note 4)	—	—

Total Gross Expenses Before Fees Reimbursed	2,469,446	661,453

Less:
Investment advisory fees reimbursed (Note 4)	(30,684)	(200,471)

Total Net Expenses	2,438,762	460,982

Net Investment Income (Loss)	41,455,881	5,495,196

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	(1,126,110)
Transactions in investment securities	14,152	(2,046,267)
In-kind redemptions on investments in affiliated securities	—	25,550
In-kind redemptions on investments in securities	—	103,017
Expiration or closing of futures contracts	—	(145,963)
Settlement of forward foreign currency contracts	—	—
Foreign currency transactions	—	—

Net Realized Gain (Loss)	14,152	(3,189,773)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in unaffiliated securities	7,484,444	(5,423,104)
Investments in affiliated securities	—	1,535,186
Securities lending	—	—
Futures contracts	—	(33,289)
Forward foreign currency contracts	—	—
Translation of other assets and liabilities denominated in foreign currencies	—	—

Net Change in Unrealized Appreciation (Depreciation)	7,484,444	(3,921,207)

Net Realized and Unrealized Gain (Loss)	7,498,596	(7,110,980)

Net Increase (Decrease) in Net Assets Resulting from Operations	$48,954,477	$(1,615,784)

See Accompanying Notes to the Financial Statements.

80	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Changes in Net Assets

	FlexShares® US Quality Low Volatility Index Fund		FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$3,088,122	$2,565,712	$2,160,654	$1,827,612
Net realized gain (loss)	4,072,337	4,986,550	(216,654)	(2,233,170)
Net change in unrealized appreciation (depreciation)	320,366	(19,711,109)	4,872,894	(13,557,671)

Net Increase (Decrease) in Net Assets
Resulting from Operations	7,480,825	(12,158,847)	6,816,894	(13,963,229)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(3,156,833)	(2,196,287)	(2,014,225)	(2,140,729)

Total distributions	(3,156,833)	(2,196,287)	(2,014,225)	(2,140,729)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	69,071,863	51,896,738	7,306,967	10,600,255
Cost of shares redeemed	(50,959,758)	(36,047,573)	(7,698,033)	(8,015,506)

Net Increase (Decrease) from Capital Transactions	18,112,105	15,849,165	(391,066)	2,584,749

Total Increase (Decrease) in Net Assets	22,436,097	1,494,031	4,411,603	(13,519,209)

NET ASSETS
Beginning of Period	$162,568,523	$161,074,492	$61,851,748	$75,370,957

End of Period	$185,004,620	$162,568,523	$66,263,351	$61,851,748

SHARE TRANSACTIONS
Beginning of period	3,250,001	2,950,001	2,800,001	2,700,001
Shares issued	—	—	—	100,000
Shares issued in-kind	1,325,000	1,000,000	300,000	300,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(975,000)	(700,000)	(300,000)	(300,000)

Shares Outstanding, End of Period	3,600,001	3,250,001	2,800,001	2,800,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	81

Statements of Changes in Net Assets (cont.)

	FlexShares® Emerging Markets Quality Low Volatility Index Fund		FlexShares® Morningstar US Market Factor Tilt Index Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$499,771	$388,332	$22,522,210	$22,502,916
Net realized gain (loss)	(442,054)	(866,287)	44,319,694	68,387,164
Net change in unrealized appreciation (depreciation)	358,726	(2,322,376)	15,502,460	(329,620,719)

Net Increase (Decrease) in Net Assets
Resulting from Operations	416,443	(2,800,331)	82,344,364	(238,730,639)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(436,593)	(416,284)	(21,821,054)	(22,299,297)
Tax return of capital	—	(24,777)	—	—

Total distributions	(436,593)	(441,061)	(21,821,054)	(22,299,297)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	9,401,694	—	—	59,308,274
Cost of shares redeemed	(4,615,590)	(4,388,407)	(121,919,751)	(127,889,854)

Net Increase (Decrease) from Capital Transactions	4,786,104	(4,388,407)	(121,919,751)	(68,581,580)

Total Increase (Decrease) in Net Assets	4,765,954	(7,629,799)	(61,396,441)	(329,611,516)

NET ASSETS
Beginning of Period	$8,213,892	$15,843,691	$1,397,407,502	$1,727,019,018

End of Period	$12,979,846	$8,213,892	$1,336,011,061	$1,397,407,502

SHARE TRANSACTIONS
Beginning of period	400,001	600,001	9,250,001	9,650,001
Shares issued	—	—	—	—
Shares issued in-kind	400,000	—	—	350,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(200,000)	(200,000)	(750,000)	(750,000)

Shares Outstanding, End of Period	600,001	400,001	8,500,001	9,250,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

82	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund		FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$15,735,070	$16,741,670	$6,994,578	$9,809,271
Net realized gain (loss)	(4,262,457)	1,512,421	(7,042,753)	(13,258,134)
Net change in unrealized appreciation (depreciation)	49,438,918	(161,673,906)	27,575,627	(79,920,628)

Net Increase (Decrease) in Net Assets
Resulting from Operations	60,911,531	(143,419,815)	27,527,452	(83,369,491)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(13,198,440)	(22,504,833)	(7,099,686)	(12,431,512)
Tax return of capital	—	(992,999)	—	—

Total distributions	(13,198,440)	(23,497,832)	(7,099,686)	(12,431,512)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	—	14,617,000	10,189,317	10,793,304
Cost of shares redeemed	(25,228,446)	(49,583,666)	(18,782,471)	(42,475,383)

Net Increase (Decrease) from Capital Transactions	(25,228,446)	(34,966,666)	(8,593,154)	(31,682,079)

Total Increase (Decrease) in Net Assets	22,484,645	(201,884,313)	11,834,612	(127,483,082)

NET ASSETS
Beginning of Period	$446,754,180	$648,638,493	$206,888,913	$334,371,995

End of Period	$469,238,825	$446,754,180	$218,723,525	$206,888,913

SHARE TRANSACTIONS
Beginning of period	8,200,001	8,800,001	4,900,001	5,500,001
Shares issued	—	—	—	—
Shares issued in-kind	—	200,000	200,000	200,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(400,000)	(800,000)	(400,000)	(800,000)

Shares Outstanding, End of Period	7,800,001	8,200,001	4,700,001	4,900,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	83

Statements of Changes in Net Assets (cont.)

	FlexShares® US Quality Large Cap Index Fund		FlexShares® STOXX® US ESG Select Index Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$1,935,023	$1,866,119	$2,249,332	$2,217,868
Net realized gain (loss)	513,105	11,695,699	6,648,644	4,095,701
Net change in unrealized appreciation (depreciation)	8,232,977	(32,784,418)	10,450,925	(39,534,134)

Net Increase (Decrease) in Net Assets
Resulting from Operations	10,681,105	(19,222,600)	19,348,901	(33,220,565)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(1,897,433)	(1,808,374)	(2,147,796)	(2,266,829)

Total distributions	(1,897,433)	(1,808,374)	(2,147,796)	(2,266,829)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	26,273,873	57,305,777	7,197,512	37,713,363
Cost of shares redeemed	(15,601,493)	(53,400,212)	(29,453,795)	(21,888,788)

Net Increase (Decrease) from Capital Transactions	10,672,380	3,905,565	(22,256,283)	15,824,575

Total Increase (Decrease) in Net Assets	19,456,052	(17,125,409)	(5,055,178)	(19,662,819)

NET ASSETS
Beginning of Period	$127,349,840	$144,475,249	$171,979,926	$191,642,745

End of Period	$146,805,892	$127,349,840	$166,924,748	$171,979,926

SHARE TRANSACTIONS
Beginning of period	2,950,001	2,875,001	1,850,001	1,700,001
Shares issued	—	—	—	—
Shares issued in-kind	550,000	1,300,000	75,000	350,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(350,000)	(1,225,000)	(300,000)	(200,000)

Shares Outstanding, End of Period	3,150,001	2,950,001	1,625,001	1,850,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

84	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® STOXX® Global ESG Select Index Fund		FlexShares® ESG & Climate US Large Cap Core Index Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$2,854,395	$2,805,170	$505,882	$162,899
Net realized gain (loss)	2,574,807	3,353,319	(18,044)	(133,446)
Net change in unrealized appreciation (depreciation)	14,806,661	(41,798,644)	2,076,926	(2,180,219)

Net Increase (Decrease) in Net Assets
Resulting from Operations	20,235,863	(35,640,155)	2,564,764	(2,150,766)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(2,604,964)	(3,114,461)	(460,917)	(129,697)

Total distributions	(2,604,964)	(3,114,461)	(460,917)	(129,697)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	—	14,352,429	13,970,255	24,984,332
Cost of shares redeemed	(12,740,756)	(14,389,810)	(1,281,601)	(3,269,970)

Net Increase (Decrease) from Capital Transactions	(12,740,756)	(37,381)	12,688,654	21,714,362

Total Increase (Decrease) in Net Assets	4,890,143	(38,791,997)	14,792,501	19,433,899

NET ASSETS
Beginning of Period	$146,925,477	$185,717,474	$22,103,385	$2,669,486

End of Period	$151,815,620	$146,925,477	$36,895,886	$22,103,385

SHARE TRANSACTIONS
Beginning of period	1,250,001	1,250,001	500,000	50,000
Shares issued	—	50,000	—	—
Shares issued in-kind	—	50,000	300,000	525,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(100,000)	(100,000)	(25,000)	(75,000)

Shares Outstanding, End of Period	1,150,001	1,250,001	775,000	500,000

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	85

Statements of Changes in Net Assets (cont.)

	FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund		FlexShares® ESG & Climate Emerging Markets Core Index Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	April 20, 2022* through October 31, 2022

OPERATIONS
Net investment income (loss)	$1,063,953	$441,657	$101,902	$75,840
Net realized gain (loss)	(1,266,636)	(966,117)	(182,271)	(45,285)
Net change in unrealized appreciation (depreciation)	1,660,641	(3,597,163)	517,534	(1,106,532)

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,457,958	(4,121,623)	437,165	(1,075,977)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(958,970)	(406,987)	(104,863)	(65,664)

Total distributions	(958,970)	(406,987)	(104,863)	(65,664)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	19,816,298	16,578,470	—	—
Cost of shares redeemed	—	—	—	—

Net Increase (Decrease) from Capital Transactions	19,816,298	16,578,470	—	—

Total Increase (Decrease) in Net Assets	20,315,286	12,049,860	332,302	(1,141,641)

NET ASSETS
Beginning of Period	$17,168,920	$5,119,060	$3,867,735	$5,009,376	(2),(3)

End of Period	$37,484,206	$17,168,920	$4,200,037	$3,867,735

SHARE TRANSACTIONS
Beginning of period	450,000	100,000	100,000	100,000	(2)
Shares issued	—	—	—	—
Shares issued in-kind	450,000	350,000	—	—
Shares redeemed	—	—	—	—
Shares redeemed in-kind	—	—	—	—

Shares Outstanding, End of Period	900,000	450,000	100,000	100,000

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

(3)

Includes amounts paid in capital from the Authorized Participant in addition to the order’s original cash component. This amount is made to offset taxes, commissions, and price differences from the NAV that would otherwise impact the fund on these order trades.

See Accompanying Notes to the Financial Statements.

86	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund		FlexShares® STOXX® Global Broad Infrastructure Index Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$255,181,349	$326,558,353	$63,568,762	$64,519,296
Net realized gain (loss)	37,294,167	543,920,180	58,766,189	(34,284,707)
Net change in unrealized appreciation (depreciation)	(605,021,499)	(257,516,529)	(59,933,152)	(413,573,085)

Net Increase (Decrease) in Net Assets
Resulting from Operations	(312,545,983)	612,962,004	62,401,799	(383,338,496)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(217,789,649)	(349,767,759)	(54,907,766)	(71,164,043)

Total distributions	(217,789,649)	(349,767,759)	(54,907,766)	(71,164,043)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	660,926,417	2,228,186,786	12,129,246	376,096,311
Cost of shares redeemed	(40,156,731)	(1,709,239,303)	(494,960,229)	(64,981,425)

Net Increase (Decrease) from Capital Transactions	620,769,686	518,947,483	(482,830,983)	311,114,886

Total Increase (Decrease) in Net Assets	90,434,054	782,141,728	(475,336,950)	(143,387,653)

NET ASSETS
Beginning of Period	$6,834,851,994	$6,052,710,266	$2,500,518,413	$2,643,906,066

End of Period	$6,925,286,048	$6,834,851,994	$2,025,181,463	$2,500,518,413

SHARE TRANSACTIONS
Beginning of period	165,300,001	156,550,001	51,750,001	45,800,001
Shares issued	—	—	—	—
Shares issued in-kind	15,250,000	51,400,000	250,000	7,100,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(950,000)	(42,650,000)	(9,600,000)	(1,150,000)

Shares Outstanding, End of Period	179,600,001	165,300,001	42,400,001	51,750,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	87

Statements of Changes in Net Assets (cont.)

	FlexShares® Global Quality Real Estate Index Fund		FlexShares® Real Assets Allocation Index Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$9,038,507	$10,527,149	$511,692	$1,052,524
Net realized gain (loss)	(26,203,121)	(1,205,777)	(1,767,639)	(347,185)
Net change in unrealized appreciation (depreciation)	(2,716,083)	(112,605,358)	1,536,542	(6,504,289)

Net Increase (Decrease) in Net Assets
Resulting from Operations	(19,880,697)	(103,283,986)	280,595	(5,798,950)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(8,872,134)	(12,433,295)	(512,404)	(1,056,448)
Tax return of capital	—	(212,283)	—	—

Total distributions	(8,872,134)	(12,645,578)	(512,404)	(1,056,448)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	13,506,842	61,391,019	744,410	31,091,126
Cost of shares redeemed	(68,461,361)	(35,678,157)	(12,804,666)	(25,670,798)

Net Increase (Decrease) from Capital Transactions	(54,954,519)	25,712,862	(12,060,256)	5,420,328

Total Increase (Decrease) in Net Assets	(83,707,350)	(90,216,702)	(12,292,065)	(1,435,070)

NET ASSETS
Beginning of Period	$328,380,681	$418,597,383	$28,864,616	$30,299,686

End of Period	$244,673,331	$328,380,681	$16,572,551	$28,864,616

SHARE TRANSACTIONS
Beginning of period	6,300,001	5,950,001	1,000,001	900,001
Shares issued	—	—	—	—
Shares issued in-kind	250,000	900,000	25,000	925,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(1,350,000)	(550,000)	(425,000)	(825,000)

Shares Outstanding, End of Period	5,200,001	6,300,001	600,001	1,000,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

88	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Quality Dividend Index Fund		FlexShares® Quality Dividend Defensive Index Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$38,188,210	$36,130,232	$8,123,427	$8,686,945
Net realized gain (loss)	60,238,640	74,523,974	15,577,513	35,613,228
Net change in unrealized appreciation (depreciation)	3,587,912	(248,957,784)	2,003,013	(74,967,194)

Net Increase (Decrease) in Net Assets
Resulting from Operations	102,014,762	(138,303,578)	25,703,953	(30,667,021)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(36,041,105)	(36,901,147)	(7,830,976)	(9,019,363)

Total distributions	(36,041,105)	(36,901,147)	(7,830,976)	(9,019,363)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	481,283,890	512,092,494	57,240,190	100,491,773
Cost of shares redeemed	(608,656,345)	(456,702,830)	(107,325,647)	(163,419,797)
From merger	16,941,795	—	—	—

Net Increase (Decrease) from Capital Transactions	(110,430,660)	55,389,664	(50,085,457)	(62,928,024)

Total Increase (Decrease) in Net Assets	(44,457,003)	(119,815,061)	(32,212,480)	(102,614,408)

NET ASSETS
Beginning of Period	$1,522,729,819	$1,642,544,880	$345,443,578	$448,057,986

End of Period	$1,478,272,816	$1,522,729,819	$313,231,098	$345,443,578

SHARE TRANSACTIONS
Beginning of period	29,125,001	28,150,001	6,825,001	8,000,001
Shares issued	—	—	—	—
Shares issued in-kind	8,675,000	9,150,000	1,075,000	1,850,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(10,925,060)	(8,175,000)	(2,025,000)	(3,025,000)
From Merger (Note12)	292,980	—	—	—

Shares Outstanding, End of Period	27,167,921	29,125,001	5,875,001	6,825,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	89

Statements of Changes in Net Assets (cont.)

	FlexShares® International Quality Dividend Index Fund		FlexShares® International Quality Dividend Defensive Index Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$27,194,270	$28,081,621	$1,520,040	$2,830,675
Net realized gain (loss)	(10,397,660)	(35,389,643)	19,327	(4,890,674)
Net change in unrealized appreciation (depreciation)	58,209,253	(140,731,898)	3,783,570	(12,707,606)

Net Increase (Decrease) in Net Assets
Resulting from Operations	75,005,863	(148,039,920)	5,322,937	(14,767,605)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(25,465,739)	(29,536,094)	(1,463,869)	(2,940,092)

Total distributions	(25,465,739)	(29,536,094)	(1,463,869)	(2,940,092)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	44,718,076	30,204,474	—	—
Cost of shares redeemed	(27,479,378)	(36,538,271)	(17,901,037)	(13,205,553)

Net Increase (Decrease) from Capital Transactions	17,238,698	(6,333,797)	(17,901,037)	(13,205,553)

Total Increase (Decrease) in Net Assets	66,778,822	(183,909,811)	(14,041,969)	(30,913,250)

NET ASSETS
Beginning of Period	$432,097,092	$616,006,903	$40,545,341	$71,458,591

End of Period	$498,875,914	$432,097,092	$26,503,372	$40,545,341

SHARE TRANSACTIONS
Beginning of period	23,400,001	23,900,001	2,300,001	3,000,001
Shares issued	—	—	—	—
Shares issued in-kind	2,000,000	1,200,000	—	—
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(1,300,000)	(1,700,000)	(900,000)	(700,000)

Shares Outstanding, End of Period	24,100,001	23,400,001	1,400,001	2,300,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

90	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® International Quality Dividend Dynamic Index Fund		FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$4,358,575	$4,143,080	$80,855,817	$129,946,912
Net realized gain (loss)	414,028	(6,336,149)	(69,973,937)	(61,202,821)
Net change in unrealized appreciation (depreciation)	9,170,674	(19,667,897)	26,655,120	(171,934,382)

Net Increase (Decrease) in Net Assets
Resulting from Operations	13,943,277	(21,860,966)	37,537,000	(103,190,291)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(4,043,930)	(4,368,329)	(70,475,144)	(131,367,411)
Tax return of capital	—	—	—	(2,470,987)

Total distributions	(4,043,930)	(4,368,329)	(70,475,144)	(133,838,398)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	41,723,239	14,075,676	357,413,947	1,154,710,930
Cost of shares redeemed	(47,697,235)	(2,032,721)	(554,491,181)	(197,328,045)

Net Increase (Decrease) from Capital Transactions	(5,973,996)	12,042,955	(197,077,234)	957,382,885

Total Increase (Decrease) in Net Assets	3,925,351	(14,186,340)	(230,015,378)	720,354,196

NET ASSETS
Beginning of Period	$61,788,357	$75,974,697	$2,157,938,615	$1,437,584,419

End of Period	$65,713,708	$61,788,357	$1,927,923,237	$2,157,938,615

SHARE TRANSACTIONS
Beginning of period	2,900,001	2,500,001	91,504,000	54,504,000
Shares issued	—	—	—	—
Shares issued in-kind	1,600,000	500,000	15,150,000	45,050,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(1,800,000)	(100,000)	(23,450,000)	(8,050,000)

Shares Outstanding, End of Period	2,700,001	2,900,001	83,204,000	91,504,000

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	91

Statements of Changes in Net Assets (cont.)

	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund		FlexShares® Disciplined Duration MBS Index Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$30,438,750	$52,412,741	$2,208,555	$1,315,458
Net realized gain (loss)	(33,637,850)	(23,575,612)	(3,912,271)	(4,182,658)
Net change in unrealized appreciation (depreciation)	1,002,375	(102,258,738)	3,495,416	(11,405,968)

Net Increase (Decrease) in Net Assets
Resulting from Operations	(2,196,725)	(73,421,609)	1,791,700	(14,273,168)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(25,865,870)	(53,319,431)	(2,711,658)	(2,906,209)
Tax return of capital	—	(769,089)	—	—

Total distributions	(25,865,870)	(54,088,520)	(2,711,658)	(2,906,209)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	377,819,623	259,127,932	19,682,625	24,467,825
Cost of shares redeemed	(182,093,124)	(202,210,614)	(41,527,581)	(21,342,283)

Net Increase (Decrease) from Capital Transactions	195,726,499	56,917,318	(21,844,956)	3,125,542

Total Increase (Decrease) in Net Assets	167,663,904	(70,592,811)	(22,764,914)	(14,053,835)

NET ASSETS
Beginning of Period	$643,886,498	$714,479,309	$97,188,953	$111,242,788

End of Period	$811,550,402	$643,886,498	$74,424,039	$97,188,953

SHARE TRANSACTIONS
Beginning of period	27,250,001	25,500,001	4,850,001	4,750,001
Shares issued	—	—	1,000,000	1,100,000
Shares issued in-kind	16,100,000	9,600,000	—	—
Shares redeemed	—	—	(2,050,000)	(1,000,000)
Shares redeemed in-kind	(7,700,000)	(7,850,000)	—	—

Shares Outstanding, End of Period	35,650,001	27,250,001	3,800,001	4,850,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

92	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Credit-Scored US Corporate Bond Index Fund		FlexShares® Credit-Scored US Long Corporate Bond Index Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$9,306,976	$5,647,170	$1,688,422	$1,897,648
Net realized gain (loss)	(16,010,333)	(11,524,528)	(7,142,718)	(5,104,776)
Net change in unrealized appreciation (depreciation)	15,511,584	(31,515,973)	6,730,934	(14,928,195)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,808,227	(37,393,331)	1,276,638	(18,135,323)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(8,908,201)	(8,289,209)	(1,709,535)	(2,837,455)

Total distributions	(8,908,201)	(8,289,209)	(1,709,535)	(2,837,455)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	55,818,255	54,188,645	—	—
Cost of shares redeemed	(23,307,499)	(82,107,127)	(6,489,373)	(4,384,065)

Net Increase (Decrease) from Capital Transactions	32,510,756	(27,918,482)	(6,489,373)	(4,384,065)

Total Increase (Decrease) in Net Assets	32,410,782	(73,601,022)	(6,922,270)	(25,356,843)

NET ASSETS
Beginning of Period	$242,138,957	$315,739,979	$35,497,734	$60,854,577

End of Period	$274,549,739	$242,138,957	$28,575,464	$35,497,734

SHARE TRANSACTIONS
Beginning of period	5,350,001	5,900,001	900,001	1,000,001
Shares issued	1,150,000	950,000	—	—
Shares issued in-kind	50,000	150,000	—	—
Shares redeemed	(500,000)	(1,500,000)	(150,000)	(100,000)
Shares redeemed in-kind	—	(150,000)	—	—

Shares Outstanding, End of Period	6,050,001	5,350,001	750,001	900,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	93

Statements of Changes in Net Assets (cont.)

	FlexShares® High Yield Value-Scored Bond Index Fund		FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$96,537,666	$54,264,979	$1,330,927	$1,023,293
Net realized gain (loss)	(73,703,129)	(84,823,660)	(2,757,523)	(5,269,138)
Net change in unrealized appreciation (depreciation)	27,158,390	(89,845,656)	1,697,139	(4,417,178)

Net Increase (Decrease) in Net Assets Resulting from Operations	49,992,927	(120,404,337)	270,543	(8,663,023)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(93,229,360)	(56,016,563)	(1,318,208)	(1,093,741)

Total distributions	(93,229,360)	(56,016,563)	(1,318,208)	(1,093,741)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	811,946,065	746,832,545	14,243,947	6,485,716
Cost of shares redeemed	(434,348,479)	(257,649,977)	(11,679,660)	(22,920,483)

Net Increase (Decrease) from Capital Transactions	377,597,586	489,182,568	2,564,287	(16,434,767)

Total Increase (Decrease) in Net Assets	334,361,153	312,761,668	1,516,622	(26,191,531)

NET ASSETS
Beginning of Period	$887,945,368	$575,183,700	$23,155,525	$49,347,056

End of Period	$1,222,306,521	$887,945,368	$24,672,147	$23,155,525

SHARE TRANSACTIONS
Beginning of period	22,150,001	11,600,001	600,000	1,000,000
Shares issued	20,050,000	14,850,000	350,000	150,000
Shares issued in-kind	200,000	1,700,000	—	—
Shares redeemed	(10,850,000)	(5,500,000)	(300,000)	(550,000)
Shares redeemed in-kind	—	(500,000)	—	—

Shares Outstanding, End of Period	31,550,001	22,150,001	650,000	600,000

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

94	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Ultra-Short Income Fund		FlexShares® Core Select Bond Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$41,455,881	$8,594,946	$5,495,196	$3,278,852
Net realized gain (loss)	14,152	(815,721)	(3,189,773)	(14,903,388)
Net change in unrealized appreciation (depreciation)	7,484,444	(11,518,881)	(3,921,207)	(13,967,521)

Net Increase (Decrease) in Net Assets Resulting from Operations	48,954,477	(3,739,656)	(1,615,784)	(25,592,057)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(38,566,601)	(7,907,561)	(5,547,838)	(3,352,156)

Total distributions	(38,566,601)	(7,907,561)	(5,547,838)	(3,352,156)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	250,651,014	583,737,232	51,364,787	73,291,854
Cost of shares redeemed	(41,006,742)	(90,072,224)	(21,132,381)	(11,502,530)

Net Increase (Decrease) from Capital Transactions	209,644,272	493,665,008	30,232,406	61,789,324

Total Increase (Decrease) in Net Assets	220,032,148	482,017,791	23,068,784	32,845,111

NET ASSETS
Beginning of Period	$856,356,930	$374,339,139	$159,362,079	$126,516,968

End of Period	$1,076,389,078	$856,356,930	$182,430,863	$159,362,079

SHARE TRANSACTIONS
Beginning of period	11,525,001	4,925,001	7,425,001	4,825,001
Shares issued	3,355,000	7,800,000	—	—
Shares issued in-kind	—	—	2,325,000	3,075,000
Shares redeemed	(550,000)	(1,200,000)	—	—
Shares redeemed in-kind	—	—	(975,000)	(475,000)

Shares Outstanding, End of Period	14,330,001	11,525,001	8,775,001	7,425,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	95

FlexShares® Trust

Financial Highlights

	FlexShares® US Quality Low Volatility Index Fund
					For the period 07/15/19* through 10/31/19

	Year ended October 31,
	2023	2022	2021	2020

Net asset value, beginning of period	$50.02	$54.60	$40.93	$40.44	$40.00

PER SHARE

Investment Operations
Net Investment Income(a)	0.88	0.82	0.57	0.64	0.17
Net Realized and Unrealized Gain (Loss)	1.40	(4.70)	13.69	0.38	0.35

Total from Operations	2.28	(3.88)	14.26	1.02	0.52

Distributions
Net Investment Income	(0.91)	(0.70)	(0.59)	(0.53)	(0.08)

Total from Distributions	(0.91)	(0.70)	(0.59)	(0.53)	(0.08)

Net Asset Value, end of period	$51.39	$50.02	$54.60	$40.93	$40.44

Total Return(b)
Net Asset Value(d)	4.56%	(7.12)%	35.05%	2.63%	1.30%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.23%	0.23%	0.23%	0.23%	0.23%
Expenses net of reimbursements	0.22%	0.22%	0.22%	0.22%	0.22%
Net Investment Income Before Reimbursements	1.70%	1.58%	1.17%	1.55%	1.45%
Net Investment Income Net of Reimbursements	1.70%	1.58%	1.17%	1.56%	1.45%

Supplemental Data
Portfolio Turnover Rate(b)(e)	51%	48%	43%	47%	9%
Net assets, end of period (thousands)	$185,005	$162,569	$161,074	$110,524	$6,067

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

96	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund
					For the period 07/15/19* through 10/31/19

	Year ended October 31,
	2023	2022	2021	2020

Net asset value, beginning of period	$22.09	$27.92	$23.48	$25.60	$25.00

PER SHARE

Investment Operations
Net Investment Income(a)	0.73	0.66	0.73	0.64	0.16
Net Realized and Unrealized Gain (Loss)	1.55	(5.71)	4.43	(2.22)	0.53

Total from Operations	2.28	(5.05)	5.16	(1.58)	0.69

Distributions
Net Investment Income	(0.70)	(0.78)	(0.72)	(0.54)	(0.09)

Total from Distributions	(0.70)	(0.78)	(0.72)	(0.54)	(0.09)

Net Asset Value, end of period	$23.67	$22.09	$27.92	$23.48	$25.60

Total Return(b)
Net Asset Value(d)	10.16%	(18.36)%	22.05%	(6.24)%	2.76%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.33%	0.33%	0.33%	0.33%	0.32%
Expenses net of reimbursements	0.32%	0.32%	0.32%	0.32%	0.32%
Net Investment Income Before Reimbursements	2.94%	2.60%	2.68%	2.63%	2.21%
Net Investment Income Net of Reimbursements	2.94%	2.60%	2.68%	2.64%	2.21%

Supplemental Data
Portfolio Turnover Rate(b)(e)	52%	56%	56%	62%	14%
Net assets, end of period (thousands)	$66,263	$61,852	$75,371	$65,747	$5,120

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	97

Financial Highlights (cont.)

	FlexShares® Emerging Markets Quality Low Volatility Index Fund
					For the period 07/15/19* through 10/31/19

	Year ended October 31,
	2023	2022	2021	2020

Net asset value, beginning of period	$20.53	$26.41	$23.95	$24.94	$25.00

PER SHARE

Investment Operations
Net Investment Income(a)	0.76	0.67	0.69	0.56	0.23
Net Realized and Unrealized Gain (Loss)	1.02	(5.82)	2.22	(0.91)	(0.18)

Total from Operations	1.78	(5.15)	2.91	(0.35)	0.05

Distributions
Net Investment Income	(0.68)	(0.69)	(0.45)	(0.64)	(0.11)
Tax Return of Capital	—	(0.04)	—	—	—

Total from Distributions	(0.68)	(0.73)	(0.45)	(0.64)	(0.11)

Net Asset Value, end of period	$21.63	$20.53	$26.41	$23.95	$24.94

Total Return(b)
Net Asset Value(d)	8.52%	(19.77)%	12.09%	(1.41)%	0.19%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.41%	0.41%	0.41%	0.41%	0.40%
Expenses net of reimbursements	0.40%	0.40%	0.40%	0.40%	0.40%
Net Investment Income Before Reimbursements	3.35%	2.75%	2.57%	2.38%	3.18%
Net Investment Income Net of Reimbursements	3.35%	2.75%	2.58%	2.39%	3.18%

Supplemental Data
Portfolio Turnover Rate(b)(e)	75%	53%	54%	81%	12%
Net assets, end of period (thousands)	$12,980	$8,214	$15,844	$9,578	$4,989

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

98	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Morningstar US Market Factor Tilt Index Fund
	Year ended October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$151.07	$178.97	$121.11	$119.52	$110.13

PER SHARE

Investment Operations
Net Investment Income(a)	2.53	2.39	2.08	2.10	1.95
Net Realized and Unrealized Gain (Loss)	6.03	(27.93)	57.80	1.60	9.33

Total from Operations	8.56	(25.54)	59.88	3.70	11.28

Distributions
Net Investment Income	(2.45)	(2.36)	(2.02)	(2.11)	(1.89)

Total from Distributions	(2.45)	(2.36)	(2.02)	(2.11)	(1.89)

Net Asset Value, end of period	$157.18	$151.07	$178.97	$121.11	$119.52

Total Return
Net Asset Value(d)	5.67%	(14.33)%	49.68%	3.28%	10.41%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.26%	0.26%	0.26%	0.26%	0.26%
Expenses net of reimbursements	0.25%	0.25%	0.25%	0.25%	0.25%
Net Investment Income Before Reimbursements	1.58%	1.47%	1.28%	1.78%	1.72%
Net Investment Income Net of Reimbursements	1.58%	1.47%	1.29%	1.79%	1.72%

Supplemental Data
Portfolio Turnover Rate(e)	15%	14%	24%	26%	28%
Net assets, end of period (thousands)	$1,336,011	$1,397,408	$1,727,019	$1,174,786	$1,446,137

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	99

Financial Highlights (cont.)

	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund
	Year ended October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$54.48	$73.71	$54.24	$62.67	$59.76

PER SHARE

Investment Operations
Net Investment Income(a)	1.93	1.94	1.71	1.31	1.85
Net Realized and Unrealized Gain (Loss)	5.37	(18.44)	19.27	(7.88)	2.89

Total from Operations	7.30	(16.50)	20.98	(6.57)	4.74

Distributions
Net Investment Income	(1.62)	(2.61)	(1.51)	(1.86)	(1.83)
Tax Return of Capital	—	(0.12)	—	—	—

Total from Distributions	(1.62)	(2.73)	(1.51)	(1.86)	(1.83)

Net Asset Value, end of period	$60.16	$54.48	$73.71	$54.24	$62.67

Total Return
Net Asset Value(d)	13.21%	(22.83)%	38.79%	(10.57)%	8.13%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Expenses net of reimbursements	0.39%	0.39%	0.39%	0.39%	0.39%
Net Investment Income Before Reimbursements	3.04%	3.02%	2.42%	2.28%	3.09%
Net Investment Income Net of Reimbursements	3.04%	3.02%	2.42%	2.28%	3.09%

Supplemental Data
Portfolio Turnover Rate(e)	22%	27%	29%	21%	25%
Net assets, end of period (thousands)	$469,239	$446,754	$648,638	$499,016	$965,142

See Accompanying Notes to the Financial Statements.

100	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund
	Year ended October 31,
	2023		2022	2021	2020	2019

Net asset value, beginning of period	$42.22		$60.79	$48.05	$50.42	$47.92

PER SHARE

Investment Operations
Net Investment Income(a)	1.45		1.86	1.51	1.02	1.49
Net Realized and Unrealized Gain (Loss)	4.36		(18.06)	12.40	(1.97)	2.46

Total from Operations	5.81		(16.20)	13.91	(0.95)	3.95

Distributions
Net Investment Income	(1.49)		(2.37)	(1.17)	(1.42)	(1.45)

Total from Distributions	(1.49)		(2.37)	(1.17)	(1.42)	(1.45)

Net Asset Value, end of period	$46.54		$42.22	$60.79	$48.05	$50.42

Total Return
Net Asset Value(d)	13.63	%(f)	(27.32)%	28.95%	(1.86)%	8.29%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.61%		0.60%	0.60%	0.60%	0.60%
Expenses net of reimbursements	0.59%		0.59%	0.59%	0.59%	0.59%
Net Investment Income Before Reimbursements	2.95%		3.49%	2.46%	2.13%	2.92%
Net Investment Income Net of Reimbursements	2.97%		3.49%	2.47%	2.14%	2.93%

Supplemental Data
Portfolio Turnover Rate(e)	39%		34%	40%	41%	45%
Net assets, end of period (thousands)	$218,724		$206,889	$334,372	$225,847	$413,414

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	101

Financial Highlights (cont.)

	FlexShares® US Quality Large Cap Index Fund
	Year ended October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$43.17	$50.25	$35.48	$34.69	$33.44

PER SHARE

Investment Operations
Net Investment Income(a)	0.67	0.61	0.50	0.62	0.68
Net Realized and Unrealized Gain (Loss)	3.43	(7.11)	14.76	0.76	1.29

Total from Operations	4.10	(6.50)	15.26	1.38	1.97

Distributions
Net Investment Income	(0.66)	(0.58)	(0.49)	(0.59)	(0.72)

Total from Distributions	(0.66)	(0.58)	(0.49)	(0.59)	(0.72)

Net Asset Value, end of period	$46.61	$43.17	$50.25	$35.48	$34.69

Total Return
Net Asset Value(d)	9.54%	(12.98)%	43.21%	4.13%	6.04%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.26%	0.30%	0.33%	0.33%	0.33%
Expenses net of reimbursements	0.25%	0.30%	0.32%	0.32%	0.32%
Net Investment Income Before Reimbursements	1.44%	1.31%	1.11%	1.77%	2.04%
Net Investment Income Net of Reimbursements	1.44%	1.31%	1.11%	1.77%	2.05%

Supplemental Data
Portfolio Turnover Rate(e)	20%	22%	30%	48%	69%
Net assets, end of period (thousands)	$146,806	$127,350	$144,475	$71,842	$51,171

See Accompanying Notes to the Financial Statements.

102	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® STOXX® US ESG Select Index Fund
	Year ended October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$92.96	$112.73	$79.16	$72.29	$64.33

PER SHARE

Investment Operations
Net Investment Income(a)	1.32	1.22	1.26	1.27	1.21
Net Realized and Unrealized Gain (Loss)	9.71	(19.75)	33.50	6.81	7.83

Total from Operations	11.03	(18.53)	34.76	8.08	9.04

Distributions
Net Investment Income	(1.27)	(1.24)	(1.19)	(1.21)	(1.08)

Total from Distributions	(1.27)	(1.24)	(1.19)	(1.21)	(1.08)

Net Asset Value, end of period	$102.72	$92.96	$112.73	$79.16	$72.29

Total Return
Net Asset Value(d)	11.91%	(16.51)%	44.15%	11.40%	14.21%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.33%	0.33%	0.33%	0.33%	0.33%
Expenses net of reimbursements	0.32%	0.32%	0.32%	0.32%	0.32%
Net Investment Income Before Reimbursements	1.30%	1.20%	1.25%	1.67%	1.78%
Net Investment Income Net of Reimbursements	1.30%	1.20%	1.26%	1.68%	1.79%

Supplemental Data
Portfolio Turnover Rate(e)	28%	46%	40%	66%	75%
Net assets, end of period (thousands)	$166,925	$171,980	$191,643	$89,052	$56,024

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	103

Financial Highlights (cont.)

	FlexShares® STOXX® Global ESG Select Index Fund
	Year ended October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$117.54	$148.57	$106.02	$101.77	$91.61

PER SHARE

Investment Operations
Net Investment Income(a)	2.42	2.24	2.03	1.72	2.05
Net Realized and Unrealized Gain (Loss)	14.27	(30.82)	42.38	4.26	10.12

Total from Operations	16.69	(28.58)	44.41	5.98	12.17

Distributions
Net Investment Income	(2.22)	(2.45)	(1.86)	(1.73)	(2.01)

Total from Distributions	(2.22)	(2.45)	(1.86)	(1.73)	(2.01)

Net Asset Value, end of period	$132.01	$117.54	$148.57	$106.02	$101.77

Total Return
Net Asset Value(d)	14.17%	(19.35)%	42.10%	6.03%	13.49%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.43%	0.43%	0.43%	0.43%	0.43%
Expenses net of reimbursements	0.42%	0.42%	0.42%	0.42%	0.42%
Net Investment Income Before Reimbursements	1.82%	1.69%	1.50%	1.66%	2.15%
Net Investment Income Net of Reimbursements	1.83%	1.69%	1.51%	1.66%	2.16%

Supplemental Data
Portfolio Turnover Rate(e)	35%	54%	48%	58%	66%
Net assets, end of period (thousands)	$151,816	$146,925	$185,717	$111,323	$91,590

See Accompanying Notes to the Financial Statements.

104	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® ESG & Climate US Large Cap Core Index Fund
			For the period 09/20/21* through 10/31/21

	Year ended October 31,
	2023	2022

Net asset value, beginning of period	$44.21	$53.39	$50.00

PER SHARE

Investment Operations
Net Investment Income(a)	0.77	0.70	0.06
Net Realized and Unrealized Gain (Loss)	3.35	(9.25)	3.33

Total from Operations	4.12	(8.55)	3.39

Distributions
Net Investment Income	(0.72)	(0.62)	—
From Net Realized Gains	—	(0.01)	—

Total from Distributions	(0.72)	(0.63)	—

Net Asset Value, end of period	$47.61	$44.21	$53.39

Total Return(b)
Net Asset Value(d)	9.33%	(16.09)%	6.78%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.10%	0.10%	0.09%
Expenses net of reimbursements	0.09%	0.09%	0.09%
Net Investment Income Before Reimbursements	1.61%	1.53%	0.96%
Net Investment Income Net of Reimbursements	1.61%	1.53%	0.96%

Supplemental Data
Portfolio Turnover Rate(b)(e)	16%	18%	—	%(g)
Net assets, end of period (thousands)	$36,896	$22,103	$2,669

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	105

Financial Highlights (cont.)

	FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund
			For the period 09/20/21* through 10/31/21

	Year ended October 31,
	2023	2022

Net asset value, beginning of period	$38.15	$51.19	$50.00

PER SHARE

Investment Operations
Net Investment Income(a)	1.38	1.44	0.16
Net Realized and Unrealized Gain (Loss)	3.31	(13.28)	1.03

Total from Operations	4.69	(11.84)	1.19

Distributions
Net Investment Income	(1.19)	(1.20)	—

Total from Distributions	(1.19)	(1.20)	—

Net Asset Value, end of period	$41.65	$38.15	$51.19

Total Return(b)
Net Asset Value(d)	12.08%	(23.36)%	2.38%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.13%	0.13%	0.12%
Expenses net of reimbursements	0.12%	0.12%	0.12%
Net Investment Income Before Reimbursements	3.09%	3.35%	2.72%
Net Investment Income Net of Reimbursements	3.09%	3.35%	2.72%

Supplemental Data
Portfolio Turnover Rate(b)(e)	32%	33%	—	%(g)
Net assets, end of period (thousands)	$37,484	$17,169	$5,119

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

106	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® ESG & Climate Emerging Markets Core Index Fund
	Year ended October 31, 2023	For the period 04/20/22* through 10/31/22

Net asset value, beginning of period	$38.68	$50.00

PER SHARE

Investment Operations
Net Investment Income(a)	1.02	0.76
Net Realized and Unrealized Gain (Loss)	3.35	(11.42)

Total from Operations	4.37	(10.66)

Distributions
Net Investment Income	(1.05)	(0.66)

Total from Distributions	(1.05)	(0.66)

Net Asset Value, end of period	$42.00	$38.68

Total Return(b)
Net Asset Value(d)	11.14%	(21.47)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.19%	0.19%
Expenses net of reimbursements	0.18%	0.18%
Net Investment Income Before Reimbursements	2.27%	3.15%
Net Investment Income Net of Reimbursements	2.27%	3.15%

Supplemental Data
Portfolio Turnover Rate(b)(e)	36%	18%
Net assets, end of period (thousands)	$4,200	$3,868

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	107

Financial Highlights (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund
	Year ended October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$41.35	$38.66	$26.71	$31.40	$31.51

PER SHARE

Investment Operations
Net Investment Income(a)	1.46	1.88	1.44	0.89	1.08
Net Realized and Unrealized Gain (Loss)	(3.01)	2.76	11.72	(4.65)	(0.09)

Total from Operations	(1.55)	4.64	13.16	(3.76)	0.99

Distributions
Net Investment Income	(1.24)	(1.95)	(1.21)	(0.93)	(1.10)

Total from Distributions	(1.24)	(1.95)	(1.21)	(0.93)	(1.10)

Net Asset Value, end of period	$38.56	$41.35	$38.66	$26.71	$31.40

Total Return
Net Asset Value(d)	(3.92)%	12.20%	49.70%	(11.87)%	3.16%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses net of reimbursements	0.46%	0.46%	0.46%	0.46%	0.46%
Net Investment Income Before Reimbursements	3.48%	4.48%	3.95%	3.03%	3.40%
Net Investment Income Net of Reimbursements	3.48%	4.48%	3.95%	3.04%	3.41%

Supplemental Data
Portfolio Turnover Rate(e)	27%	32%	28%	29%	24%
Net assets, end of period (thousands)	$6,925,286	$6,834,852	$6,052,710	$2,924,726	$5,510,201

See Accompanying Notes to the Financial Statements.

108	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® STOXX® Global Broad Infrastructure Index Fund
	Year ended October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$48.32	$57.73	$48.10	$52.56	$45.09

PER SHARE

Investment Operations
Net Investment Income(a)	1.40	1.35	1.38	1.25	1.35
Net Realized and Unrealized Gain (Loss)	(0.73)	(9.27)	9.57	(4.53)	7.34

Total from Operations	0.67	(7.92)	10.95	(3.28)	8.69

Distributions
Net Investment Income	(1.23)	(1.49)	(1.32)	(1.18)	(1.22)

Total from Distributions	(1.23)	(1.49)	(1.32)	(1.18)	(1.22)

Net Asset Value, end of period	$47.76	$48.32	$57.73	$48.10	$52.56

Total Return
Net Asset Value(d)	1.24%	(13.92)%	22.85%	(6.23)%	19.52%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Expenses net of reimbursements	0.47%	0.47%	0.47%	0.47%	0.47%
Net Investment Income Before Reimbursements	2.74%	2.51%	2.45%	2.51%	2.73%
Net Investment Income Net of Reimbursements	2.74%	2.51%	2.45%	2.52%	2.74%

Supplemental Data
Portfolio Turnover Rate(e)	12%	16%	13%	13%	12%
Net assets, end of period (thousands)	$2,025,181	$2,500,518	$2,643,906	$1,856,596	$1,477,030

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	109

Financial Highlights (cont.)

	FlexShares® Global Quality Real Estate Index Fund
	Year ended October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$52.12	$70.35	$50.88	$66.60	$57.96

PER SHARE

Investment Operations
Net Investment Income(a)	1.50	1.67	1.38	1.43	1.76
Net Realized and Unrealized Gain(Loss)	(5.09)	(17.88)	19.13	(14.62)	8.68

Total from Operations	(3.59)	(16.21)	20.51	(13.19)	10.44

Distributions
Net Investment Income	(1.48)	(1.99)	(1.04)	(2.50)	(1.80)
Tax Return of Capital	—	(0.03)	—	(0.03)	—

Total from Distributions	(1.48)	(2.02)	(1.04)	(2.53)	(1.80)

Net Asset Value, end of period	$47.05	$52.12	$70.35	$50.88	$66.60

Total Return
Net Asset Value(d)	(7.16)%	(23.51)%	40.58%	(20.29)%	18.37%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.46%	0.46%	0.46%	0.46%	0.46%
Expenses net of reimbursements	0.45%	0.45%	0.45%	0.45%	0.45%
Net Investment Income Before Reimbursements	2.83%	2.63%	2.16%	2.53%	2.80%
Net Investment Income Net of Reimbursements	2.83%	2.63%	2.17%	2.54%	2.81%

Supplemental Data
Portfolio Turnover Rate(e)	49%	54%	52%	56%	53%
Net assets, end of period (thousands)	$244,673	$328,381	$418,597	$264,574	$376,264

See Accompanying Notes to the Financial Statements.

110	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Real Assets Allocation Index Fund
	Year ended October 31,
	2023		2022		2021		2020		2019

Net asset value, beginning of period	$28.86		$33.67		$25.72		$30.30		$26.45

PER SHARE

Investment Operations
Net Investment Income(a)	0.73		0.93		0.83		0.86		0.76
Net Realized and Unrealized Gain(Loss)	(1.21)		(4.72)		7.78		(4.58)		3.85

Total from Operations	(0.48)		(3.79)		8.61		(3.72)		4.61

Distributions
Net Investment Income	(0.76)		(1.02)		(0.66)		(0.86)		(0.76)

Total from Distributions	(0.76)		(1.02)		(0.66)		(0.86)		(0.76)

Net Asset Value, end of period	$27.62		$28.86		$33.67		$25.72		$30.30

Total Return
Net Asset Value(d)	(1.78)%		(11.49)%		33.66%		(12.45)%		17.69%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.57	%(h)	0.58	%(h)	0.58	%(h)	0.58	%(h)	0.58	%(h)
Expenses net of reimbursements	0.10	%(h)	0.11	%(h)	0.12	%(h)	0.11	%(h)	0.11	%(h)
Net Investment Income Before Reimbursements	1.96%		2.40%		2.07%		2.65%		2.22%
Net Investment Income Net of Reimbursements	2.42%		2.86%		2.53%		3.11%		2.69%

Supplemental Data
Portfolio Turnover Rate(e)	11%		7%		40%		14%		4%
Net assets, end of period(thousands)	$16,573		$28,865		$30,300		$4,502		$11,361

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	111

Financial Highlights (cont.)

	FlexShares® Quality Dividend Index Fund
	Year ended October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$52.28	$58.35	$43.40	$46.33	$44.53

PER SHARE

Investment Operations
Net Investment Income(a)	1.36	1.25	1.16	1.24	1.24
Net Realized and Unrealized Gain(Loss)	2.05	(6.05)	14.89	(2.67)	2.29

Total from Operations	3.41	(4.80)	16.05	(1.43)	3.53

Distributions
Net Investment Income	(1.28)	(1.27)	(1.10)	(1.25)	(1.19)
From Net Realized Gains	—	—	—	(0.25)	(0.54)

Total from Distributions	(1.28)	(1.27)	(1.10)	(1.50)	(1.73)

Net Asset Value, end of period	$54.41	$52.28	$58.35	$43.40	$46.33

Total Return
Net Asset Value(d)	6.52%	(8.29)%	37.27%	(2.98)%	8.45%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.38%	0.38%	0.38%	0.38%	0.38%
Expenses net of reimbursements	0.37%	0.37%	0.37%	0.37%	0.37%
Net Investment Income Before Reimbursements	2.45%	2.24%	2.16%	2.79%	2.80%
Net Investment Income Net of Reimbursements	2.45%	2.24%	2.16%	2.79%	2.81%

Supplemental Data
Portfolio Turnover Rate(e)	51%	40%	51%	75%	95%
Net assets, end of period (thousands)	$1,478,273	$1,522,730	$1,642,545	$1,265,177	$1,707,344

See Accompanying Notes to the Financial Statements.

112	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Quality Dividend Defensive Index Fund
	Year ended October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$50.61	$56.01	$42.61	$46.25	$44.46

PER SHARE

Investment Operations
Net Investment Income(a)	1.29	1.16	1.09	1.21	1.22
Net Realized and Unrealized Gain(Loss)	2.66	(5.35)	13.39	(3.28)	3.35

Total from Operations	3.95	(4.19)	14.48	(2.07)	4.57

Distributions
Net Investment Income	(1.24)	(1.21)	(1.08)	(1.21)	(1.14)
From Net Realized Gains	—	—	—	(0.36)	(1.64)

Total from Distributions	(1.24)	(1.21)	(1.08)	(1.57)	(2.78)

Net Asset Value, end of period	$53.32	$50.61	$56.01	$42.61	$46.25

Total Return
Net Asset Value(d)	7.82%	(7.53)%	34.28%	(4.45)%	11.40%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.38%	0.38%	0.38%	0.38%	0.38%
Expenses net of reimbursements	0.37%	0.37%	0.37%	0.37%	0.37%
Net Investment Income Before Reimbursements	2.39%	2.16%	2.10%	2.77%	2.76%
Net Investment Income Net of Reimbursements	2.40%	2.16%	2.11%	2.77%	2.76%

Supplemental Data
Portfolio Turnover Rate(e)	51%	47%	57%	76%	91%
Net assets, end of period(thousands)	$313,231	$345,444	$448,058	$411,173	$450,963

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	113

Financial Highlights (cont.)

	FlexShares® International Quality Dividend Index Fund
	Year ended October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$18.47	$25.77	$20.15	$23.06	$22.37

PER SHARE

Investment Operations
Net Investment Income(a)	1.12	1.15	0.97	0.79	1.13
Net Realized and Unrealized Gain(Loss)	2.14	(7.23)	5.55	(2.86)	0.70

Total from Operations	3.26	(6.08)	6.52	(2.07)	1.83

Distributions
Net Investment Income	(1.03)	(1.22)	(0.90)	(0.84)	(1.14)

Total from Distributions	(1.03)	(1.22)	(0.90)	(0.84)	(1.14)

Net Asset Value, end of period	$20.70	$18.47	$25.77	$20.15	$23.06

Total Return
Net Asset Value(d)	17.45%	(24.11)%	32.42%	(8.94)%	8.41%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.49%	0.48%	0.48%	0.48%	0.48%
Expenses net of reimbursements	0.47%	0.47%	0.47%	0.47%	0.47%
Net Investment Income Before Reimbursements	5.13%	5.11%	3.80%	3.68%	4.98%
Net Investment Income Net of Reimbursements	5.14%	5.11%	3.81%	3.68%	4.98%

Supplemental Data
Portfolio Turnover Rate(e)	49%	69%	68%	74%	71%
Net assets, end of period(thousands)	$498,876	$432,097	$616,007	$453,477	$774,685

See Accompanying Notes to the Financial Statements.

114	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® International Quality Dividend Defensive Index Fund
	Year ended October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$17.63	$23.82	$19.16	$21.87	$21.39

PER SHARE

Investment Operations
Net Investment Income(a)	0.93	0.99	0.93	0.74	1.09
Net Realized and Unrealized Gain(Loss)	1.32	(6.14)	4.62	(2.70)	0.51

Total from Operations	2.25	(5.15)	5.55	(1.96)	1.60

Distributions
Net Investment Income	(0.95)	(1.04)	(0.89)	(0.75)	(1.12)

Total from Distributions	(0.95)	(1.04)	(0.89)	(0.75)	(1.12)

Net Asset Value, end of period	$18.93	$17.63	$23.82	$19.16	$21.87

Total Return
Net Asset Value(d)	12.54%	(22.06)%	29.03%	(8.92)%	7.66%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Expenses net of reimbursements	0.47%	0.47%	0.47%	0.47%	0.47%
Net Investment Income Before Reimbursements	4.67%	4.62%	3.91%	3.65%	5.02%
Net Investment Income Net of Reimbursements	4.67%	4.62%	3.92%	3.66%	5.03%

Supplemental Data
Portfolio Turnover Rate(e)	67%	65%	65%	75%	63%
Net assets, end of period(thousands)	$26,503	$40,545	$71,459	$59,404	$78,719

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	115

Financial Highlights (cont.)

	FlexShares® International Quality Dividend Dynamic Index Fund
	Year ended October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$21.31	$30.39	$22.38	$24.94	$23.51

PER SHARE

Investment Operations
Net Investment Income(a)	1.28	1.45	1.28	0.70	1.05
Net Realized and Unrealized Gain(Loss)	2.91	(9.01)	7.63	(2.45)	1.52

Total from Operations	4.19	(7.56)	8.91	(1.75)	2.57

Distributions
Net Investment Income	(1.16)	(1.52)	(0.90)	(0.81)	(1.14)

Total from Distributions	(1.16)	(1.52)	(0.90)	(0.81)	(1.14)

Net Asset Value, end of period	$24.34	$21.31	$30.39	$22.38	$24.94

Total Return
Net Asset Value(d)	19.39%	(25.48)%	39.87%	(6.99)%	11.30%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Expenses net of reimbursements	0.47%	0.47%	0.47%	0.47%	0.47%
Net Investment Income Before Reimbursements	4.96%	5.49%	4.24%	2.90%	4.36%
Net Investment Income Net of Reimbursements	4.96%	5.49%	4.25%	2.91%	4.37%

Supplemental Data
Portfolio Turnover Rate(e)	78%	74%	72%	85%	88%
Net assets, end of period(thousands)	$65,714	$61,788	$75,975	$22,376	$47,391

See Accompanying Notes to the Financial Statements.

116	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund
	Year ended October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$23.58	$26.38	$25.73	$24.58	$23.81

PER SHARE

Investment Operations
Net Investment Income(a)	0.96	1.72	1.09	0.33	0.46
Net Realized and Unrealized Gain(Loss)	(0.52)	(2.83)	0.68	1.09	0.79

Total from Operations	0.44	(1.11)	1.77	1.42	1.25

Distributions
Net Investment Income	(0.85)	(1.66)	(1.12)	(0.27)	(0.48)
Tax Return of Capital	—	(0.03)	—	—	—

Total from Distributions	(0.85)	(1.69)	(1.12)	(0.27)	(0.48)

Net Asset Value, end of period	$23.17	$23.58	$26.38	$25.73	$24.58

Total Return
Net Asset Value(d)	1.84%	(4.44)%	6.95%	5.81%	5.30%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.19%	0.19%	0.19%	0.19%	0.19%
Expenses net of reimbursements	0.18%	0.18%	0.18%	0.18%	0.18%
Net Investment Income Before Reimbursements	4.08%	6.82%	4.14%	1.33%	1.89%
Net Investment Income Net of Reimbursements	4.08%	6.83%	4.15%	1.33%	1.89%

Supplemental Data
Portfolio Turnover Rate(e)	63%	116%	53%	71%	52%
Net assets, end of period(thousands)	$1,927,923	$2,157,939	$1,437,584	$1,429,491	$1,178,722

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	117

Financial Highlights (cont.)

	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund
	Year ended October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$23.63	$28.02	$27.34	$25.50	$23.95

PER SHARE

Investment Operations
Net Investment Income(a)	1.01	1.83	1.16	0.36	0.44
Net Realized and Unrealized Gain(Loss)	(1.01)	(4.35)	0.70	1.76	1.59

Total from Operations	0.00	(2.52)	1.86	2.12	2.03

Distributions
Net Investment Income	(0.87)	(1.84)	(1.18)	(0.28)	(0.48)
Tax Return of Capital	—	(0.03)	—	—	—

Total from Distributions	(0.87)	(1.87)	(1.18)	(0.28)	(0.48)

Net Asset Value, end of period	$22.76	$23.63	$28.02	$27.34	$25.50

Total Return
Net Asset Value(d)	(0.11)%	(9.46)%	6.88%	8.39%	8.53%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.19%	0.19%	0.19%	0.19%	0.19%
Expenses net of reimbursements	0.18%	0.18%	0.18%	0.18%	0.18%
Net Investment Income Before Reimbursements	4.26%	6.98%	4.17%	1.35%	1.77%
Net Investment Income Net of Reimbursements	4.27%	6.98%	4.17%	1.35%	1.78%

Supplemental Data
Portfolio Turnover Rate(e)	52%	80%	46%	66%	41%
Net assets, end of period(thousands)	$811,550	$643,886	$714,479	$596,095	$557,185

See Accompanying Notes to the Financial Statements.

118	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Disciplined Duration MBS Index Fund
	Year ended October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$20.04	$23.42	$24.10	$23.55	$22.74

PER SHARE

Investment Operations
Net Investment Income(a)	0.55	0.26	0.09	0.37	0.61
Net Realized and Unrealized Gain (Loss)	(0.34)	(3.07)	(0.16)	0.85	1.03

Total from Operations	0.21	(2.81)	(0.07)	1.22	1.64

Distributions
Net Investment Income	(0.66)	(0.57)	(0.61)	(0.67)	(0.83)

Total from Distributions	(0.66)	(0.57)	(0.61)	(0.67)	(0.83)

Net Asset Value, end of period	$19.59	$20.04	$23.42	$24.10	$23.55

Total Return
Net Asset Value(d)	0.98%	(12.16)%	(0.28)%	5.19%	7.36%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.21%	0.21%	0.21%	0.21%	0.21%
Expenses net of reimbursements	0.20%	0.20%	0.20%	0.20%	0.20%
Net Investment Income Before Reimbursements	2.70%	1.19%	0.35%	1.54%	2.64%
Net Investment Income Net of Reimbursements	2.70%	1.19%	0.36%	1.54%	2.65%

Supplemental Data
Portfolio Turnover Rate(e)	46%	222%	476%	175%	61%
Net assets, end of period (thousands)	$74,424	$97,189	$111,243	$100,020	$35,330

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	119

Financial Highlights (cont.)

	FlexShares® Credit-Scored US Corporate Bond Index Fund
	Year ended October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$45.26	$53.52	$54.70	$52.58	$48.59

PER SHARE

Investment Operations
Net Investment Income(a)	1.74	1.04	0.91	1.32	1.63
Net Realized and Unrealized Gain (Loss)	0.05	(7.83)	(0.51)	2.39	3.94

Total from Operations	1.79	(6.79)	0.40	3.71	5.57

Distributions
Net Investment Income	(1.67)	(1.06)	(0.96)	(1.37)	(1.58)
From Net Realized Gains	—	(0.41)	(0.62)	(0.22)	—

Total from Distributions	(1.67)	(1.47)	(1.58)	(1.59)	(1.58)

Net Asset Value, end of period	$45.38	$45.26	$53.52	$54.70	$52.58

Total Return
Net Asset Value(d)	3.92%	(12.91)%	0.70%	7.20%	11.66%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.23%	0.23%	0.23%	0.23%	0.23%
Expenses net of reimbursements	0.22%	0.22%	0.22%	0.22%	0.22%
Net Investment Income Before Reimbursements	3.74%	2.11%	1.68%	2.46%	3.20%
Net Investment Income Net of Reimbursements	3.74%	2.11%	1.69%	2.46%	3.21%

Supplemental Data
Portfolio Turnover Rate(e)	121%	66%	53%	62%	65%
Net assets, end of period (thousands)	$274,550	$242,139	$315,740	$202,397	$97,275

See Accompanying Notes to the Financial Statements.

120	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Credit-Scored US Long Corporate Bond Index Fund
	Year ended October 31,
	2023		2022	2021	2020	2019

Net asset value, beginning of period	$39.44		$60.85	$61.81	$57.84	$48.04

PER SHARE

Investment Operations
Net Investment Income(a)	2.14		1.93	1.90	1.99	2.11
Net Realized and Unrealized Gain (Loss)	(1.33)		(20.48)	1.22	3.90	9.89

Total from Operations	0.81		(18.55)	3.12	5.89	12.00

Distributions
Net Investment Income	(2.15)		(1.92)	(1.88)	(1.92)	(2.20)
From Net Realized Gains	—		(0.94)	(2.20)	—	—

Total from Distributions	(2.15)		(2.86)	(4.08)	(1.92)	(2.20)

Net Asset Value, end of period	$38.10		$39.44	$60.85	$61.81	$57.84

Total Return
Net Asset Value(d)	1.59	%(i)	(31.58)%	5.14%	10.34%	25.57%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.23%		0.23%	0.23%	0.23%	0.23%
Expenses net of reimbursements	0.22%		0.22%	0.22%	0.22%	0.22%
Net Investment Income Before Reimbursements	5.01%		3.86%	3.13%	3.27%	4.06%
Net Investment Income Net of Reimbursements	5.02%		3.86%	3.14%	3.28%	4.07%

Supplemental Data
Portfolio Turnover Rate(e)	103%		58%	88%	74%	44%
Net assets, end of period (thousands)	$28,575		$35,498	$60,855	$46,360	$17,352

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	121

Financial Highlights (cont.)

	FlexShares® High Yield Value-Scored Bond Index Fund
	Year ended October 31,
	2023		2022	2021	2020	2019

Net asset value, beginning of period	$40.09		$49.58	$46.25	$47.85	$48.84

PER SHARE

Investment Operations
Net Investment Income(a)	3.57		2.98	2.67	3.12	2.67
Net Realized and Unrealized Gain (Loss)	(1.40)		(9.24)	3.42	(1.77)	0.78

Total from Operations	2.17		(6.26)	6.09	1.35	3.45

Distributions
Net Investment Income	(3.52)		(2.86)	(2.76)	(2.95)	(3.57)
From Net Realized Gains	—		(0.37)	—	—	—
Tax Return of Capital	—		—	—	—	(0.87)

Total from Distributions	(3.52)		(3.23)	(2.76)	(2.95)	(4.44)

Net Asset Value, end of period	$38.74		$40.09	$49.58	$46.25	$47.85

Total Return
Net Asset Value(d)	5.45	%(j)	(13.06)%	13.38%	3.07%	7.48%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.38%		0.38%	0.38%	0.38%	0.38%
Expenses net of reimbursements	0.37%		0.37%	0.37%	0.37%	0.37%
Net Investment Income Before Reimbursements	8.90%		6.81%	5.40%	6.78%	5.56%
Net Investment Income Net of Reimbursements	8.91%		6.81%	5.40%	6.78%	5.57%

Supplemental Data
Portfolio Turnover Rate(e)	167%		146%	128%	95%	44%
Net assets, end of period (thousands)	$1,222,307		$887,945	$575,184	$189,623	$100,480

See Accompanying Notes to the Financial Statements.

122	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund
			For the period 09/20/21* through 10/31/21

	Year ended October 31,
	2023	2022

Net asset value, beginning of period	$38.59	$49.35	$50.00

PER SHARE

Investment Operations
Net Investment Income(a)	1.61	1.07	0.10
Net Realized and Unrealized Gain (Loss)	(0.62)	(10.68)	(0.75)

Total from Operations	0.99	(9.61)	(0.65)

Distributions
Net Investment Income	(1.62)	(1.15)	—

Total from Distributions	(1.62)	(1.15)	—

Net Asset Value, end of period	$37.96	$38.59	$49.35

Total Return(b)
Net Asset Value(d)	2.41%	(19.73)%	(1.32)%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets(c)
Expenses	0.13%	0.13%	0.12%
Expenses net of reimbursements	0.12%	0.12%	0.12%
Net Investment Income Before Reimbursements	4.00%	2.41%	1.81%
Net Investment Income Net of Reimbursements	4.00%	2.41%	1.81%

Supplemental Data
Portfolio Turnover Rate(b)(e)	87%	66%	8%
Net assets, end of period(thousands)	$24,672	$23,156	$49,347

*	Commencement of investment operations.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	123

Financial Highlights (cont.)

	FlexShares® Ultra-Short Income Fund
	Year ended October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$74.30	$76.01	$76.29	$75.89	$75.48

PER SHARE

Investment Operations
Net Investment Income(a)	3.24	1.07	0.48	1.07	1.98
Net Realized and Unrealized Gain (Loss)	0.59	(1.80)	(0.22)	0.57	0.41

Total from Operations	3.83	(0.73)	0.26	1.64	2.39

Distributions
Net Investment Income	(3.02)	(0.78)	(0.52)	(1.23)	(1.98)
From Net Realized Gains	—	(0.20)	(0.02)	(0.01)	—

Total from Distributions	(3.02)	(0.98)	(0.54)	(1.24)	(1.98)

Net Asset Value, end of period	$75.11	$74.30	$76.01	$76.29	$75.89

Total Return
Net Asset Value(d)	5.27%	(0.94)%	0.34%	2.18%	3.21%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.26%	0.26%	0.26%	0.26%	0.26%
Expenses net of reimbursements	0.25%	0.25%	0.25%	0.25%	0.25%
Net Investment Income Before Reimbursements	4.33%	1.43%	0.62%	1.41%	2.61%
Net Investment Income Net of Reimbursements	4.33%	1.43%	0.63%	1.41%	2.62%

Supplemental Data
Portfolio Turnover Rate(e)	37%	50%	84%	79%	73%
Net assets, end of period(thousands)	$1,076,389	$856,357	$374,339	$469,201	$275,097

See Accompanying Notes to the Financial Statements.

124	FLEXSHARES ANNUAL REPORT

Financial Highlights (cont.)

	FlexShares® Core Select Bond Fund
	Year ended October 31,
	2023		2022		2021		2020		2019

Net asset value, beginning of period	$21.46		$26.22		$26.78		$25.66		$23.74

PER SHARE

Investment Operations
Net Investment Income(a)	0.65		0.53		0.46		0.51		0.73
Net Realized and Unrealized Gain (Loss)	(0.66)		(4.75)		(0.39)		1.19		1.93

Total from Operations	(0.01)		(4.22)		0.07		1.70		2.66

Distributions
Net Investment Income	(0.66)		(0.54)		(0.52)		(0.58)		(0.74)
From Net Realized Gains	—		—		(0.11)		—		—

Total from Distributions	(0.66)		(0.54)		(0.63)		(0.58)		(0.74)

Net Asset Value, end of period	$20.79		$21.46		$26.22		$26.78		$25.66

Total Return
Net Asset Value(d)	(0.15)%		(16.27)%		0.26%		6.69%		11.38%

RATIOS/SUPPLEMENT DATA

Ratios to Average Net Assets
Expenses	0.36	%(h)	0.36	%(h)	0.36	%(h)	0.36	%(h)	0.36	%(h)
Expenses net of reimbursements	0.25	%(h)	0.22	%(h)	0.20	%(h)	0.20	%(h)	0.19	%(h)
Net Investment Income Before Reimbursements	2.87%		2.10%		1.56%		1.76%		2.80%
Net Investment Income Net of Reimbursements	2.98%		2.24%		1.72%		1.93%		2.97%

Supplemental Data
Portfolio Turnover Rate(e)	26%		121%		50%		91%		135%
Net assets, end of period(thousands)	$182,431		$159,362		$126,517		$109,123		$26,299

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	125

Financial Highlights (cont.)

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)	In-kind transactions are not included in portfolio turnover calculations.

(f)

Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $16,693. Total return excluding the voluntary reimbursement would have been 13.62% (see Note 4).

(g)	Less than 0.5%.

(h)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(i)

Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $2,167. Total return excluding the voluntary reimbursement would have been 1.59% (see Note 4).

(j)

Northern Trust Investments, Inc. voluntarily reimbursed expenses of the Fund in the amount of approximately $84,821. Total return excluding the voluntary reimbursement would have been 5.44% (see Note 4).

See Accompanying Notes to the Financial Statements.

126	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® US Quality Low Volatility Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 99.8%

Aerospace & Defense – 2.8%

General Dynamics Corp.	1,872	$451,732

Huntington Ingalls Industries, Inc.(a)	4,608	1,012,931

Lockheed Martin Corp.	5,184	2,356,854

Northrop Grumman Corp.	2,880	1,357,718
		5,179,235

Air Freight & Logistics – 1.7%

CH Robinson Worldwide, Inc.	14,400	1,178,352

Expeditors International of Washington, Inc.	13,392	1,463,076

United Parcel Service, Inc., Class B	4,176	589,860
		3,231,288

Automobiles – 0.5%

Tesla, Inc.*	4,896	983,313

Banks – 0.0%(b)

JPMorgan Chase & Co.	432	60,074

Beverages – 2.0%

PepsiCo, Inc.	22,320	3,644,410

Biotechnology – 6.4%

AbbVie, Inc.	3,024	426,928

Amgen, Inc.	12,384	3,166,589

Biogen, Inc.*	6,192	1,470,848

BioMarin Pharmaceutical, Inc.*	6,336	516,067

Gilead Sciences, Inc.	28,512	2,239,333

Regeneron Pharmaceuticals, Inc.*	2,461	1,919,309

Vertex Pharmaceuticals, Inc.*	5,904	2,137,897
		11,876,971

Broadline Retail – 0.3%

Dillard’s, Inc., Class A(a)	1,728	536,458

Capital Markets – 1.0%

CME Group, Inc.	8,784	1,875,033

Investments	Shares	Value

Chemicals – 0.5%

Ashland, Inc.	9,360	$717,257

Linde plc	576	220,124
		937,381

Commercial Services & Supplies – 2.4%

Republic Services, Inc., Class A	7,632	1,133,276

Tetra Tech, Inc.(a)	6,336	956,166

Waste Connections, Inc.	8,208	1,062,936

Waste Management, Inc.	7,920	1,301,493
		4,453,871

Consumer Staples Distribution & Retail – 1.7%

Costco Wholesale Corp.	2,889	1,595,999

Kroger Co. (The)	32,400	1,469,988
		3,065,987

Containers & Packaging – 1.7%

AptarGroup, Inc.	7,488	915,558

Packaging Corp. of America	10,368	1,586,822

Sonoco Products Co.	12,960	671,458
		3,173,838

Diversified Consumer Services – 1.0%

Grand Canyon Education, Inc.*	8,496	1,005,331

Service Corp. International(a)	15,264	830,667
		1,835,998

Diversified Telecommunication Services – 2.3%

AT&T, Inc.	101,520	1,563,408

Iridium Communications, Inc.	26,640	987,012

Verizon Communications, Inc.	48,528	1,704,789
		4,255,209

Electric Utilities – 3.2%

American Electric Power Co., Inc.	13,104	989,876

Constellation Energy Corp.	2,880	325,210

Duke Energy Corp.	19,008	1,689,621

Eversource Energy	14,256	766,830

Pinnacle West Capital Corp.	12,960	961,373

Xcel Energy, Inc.	19,296	1,143,674
		5,876,584

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	127

FlexShares® US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Entertainment – 0.7%

Electronic Arts, Inc.	3,168	$392,167

Madison Square Garden Sports Corp.*	5,616	944,274
		1,336,441

Financial Services – 5.2%

Berkshire Hathaway, Inc., Class B*	15,264	5,210,061

Visa, Inc., Class A(a)	18,576	4,367,218
		9,577,279

Food Products – 2.4%

Flowers Foods, Inc.	17,280	378,950

General Mills, Inc.	1,440	93,946

Hershey Co. (The)	5,040	944,244

Hormel Foods Corp.	22,608	735,890

J M Smucker Co. (The)	7,344	836,041

Lancaster Colony Corp.	8,064	1,364,187
		4,353,258

Gas Utilities – 0.8%

Atmos Energy Corp.(a)	6,480	697,637

Spire, Inc.(a)	13,536	753,007
		1,450,644

Ground Transportation – 2.0%

JB Hunt Transport Services, Inc.	5,328	915,724

Landstar System, Inc.(a)	7,776	1,281,329

Old Dominion Freight Line, Inc.	4,032	1,518,693
		3,715,746

Health Care Equipment & Supplies – 1.3%

Abbott Laboratories	26,352	2,491,582

Health Care Providers & Services – 1.2%

Chemed Corp.(a)	2,892	1,627,184

Laboratory Corp. of America Holdings	1,008	201,328

UnitedHealth Group, Inc.	576	308,482
		2,136,994

Investments	Shares	Value

Hotels, Restaurants & Leisure – 3.0%

McDonald’s Corp.	15,552	$4,077,268

Restaurant Brands International, Inc.(a)	22,320	1,499,904
		5,577,172

Household Products – 3.1%

Clorox Co. (The)	8,640	1,016,928

Procter & Gamble Co. (The)	25,920	3,888,778

WD-40 Co.(a)	4,320	913,248
		5,818,954

Insurance – 6.3%

Allstate Corp. (The)	14,976	1,918,875

American Financial Group, Inc.	12,960	1,417,305

Assurant, Inc.	10,512	1,565,237

Chubb Ltd.	6,624	1,421,643

Erie Indemnity Co., Class A	3,600	994,284

Markel Group, Inc.*	720	1,058,774

RLI Corp.	7,488	997,701

Travelers Cos., Inc. (The)	7,056	1,181,457

W R Berkley Corp.	16,704	1,126,184
		11,681,460

Interactive Media & Services – 2.0%

Alphabet, Inc., Class A*	12,240	1,518,739

Alphabet, Inc., Class C*	9,072	1,136,722

Meta Platforms, Inc., Class A*	3,600	1,084,572
		3,740,033

IT Services – 1.7%

Amdocs Ltd.	17,280	1,385,165

International Business Machines Corp.	11,808	1,707,909
		3,093,074

Life Sciences Tools & Services – 0.5%

ICON plc*	144	35,130

QIAGEN NV*	23,184	867,777
		902,907

Metals & Mining – 0.8%

Newmont Corp.	41,760	1,564,747

See Accompanying Notes to the Financial Statements.

128	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Multi-Utilities – 2.5%

Ameren Corp.	13,248	$1,003,006

CMS Energy Corp.(a)	18,432	1,001,595

Consolidated Edison, Inc.	17,856	1,567,578

WEC Energy Group, Inc.	12,816	1,043,094
		4,615,273

Oil, Gas & Consumable Fuels – 1.3%

Chesapeake Energy Corp.(a)	5,328	458,634

Chevron Corp.	2,160	314,777

Coterra Energy, Inc.	42,480	1,168,200

Exxon Mobil Corp.	4,032	426,787
		2,368,398

Pharmaceuticals – 7.9%

Eli Lilly & Co.	12,096	6,700,337

Johnson & Johnson	20,592	3,054,617

Merck & Co., Inc.	47,952	4,924,671
		14,679,625

Professional Services – 2.2%

Automatic Data Processing, Inc.	7,344	1,602,608

CACI International, Inc., Class A*	3,024	982,074

Verisk Analytics, Inc., Class A	6,336	1,440,553
		4,025,235

Residential REITs – 0.2%

Essex Property Trust, Inc., REIT	1,872	400,458

Semiconductors & Semiconductor Equipment – 2.7%

Broadcom, Inc.	715	601,579

NVIDIA Corp.	7,275	2,966,745

Texas Instruments, Inc.	10,368	1,472,360
		5,040,684

Software – 12.8%

Cadence Design Systems, Inc.*	3,024	725,306

Check Point Software Technologies Ltd.*	11,376	1,527,228

Dolby Laboratories, Inc., Class A	8,640	699,322

Microsoft Corp.	45,792	15,482,733

Qualys, Inc.* (a)	9,360	1,431,612

Roper Technologies, Inc.	3,456	1,688,498

Investments	Shares	Value

Software – (continued)

SPS Commerce, Inc.*	2,016	$323,245

Tyler Technologies, Inc.*	4,032	1,503,533

VMware, Inc., Class A*	2,465	359,027
		23,740,504

Specialized REITs – 1.4%

Equinix, Inc., REIT	1,728	1,260,818

Public Storage, REIT	5,472	1,306,221
		2,567,039

Specialty Retail – 3.0%

AutoZone, Inc.*	176	435,975

Home Depot, Inc. (The)	8,496	2,418,726

O’Reilly Automotive, Inc.*	1,837	1,709,218

Tractor Supply Co.	5,040	970,503
		5,534,422

Technology Hardware, Storage & Peripherals – 5.7%

Apple, Inc.	61,632	10,524,897

Tobacco – 0.8%

Altria Group, Inc.	36,000	1,446,120

Wireless Telecommunication Services – 0.8%

T-Mobile US, Inc.*	9,792	1,408,677
Total Common Stocks (Cost $173,325,857)		184,777,273
	Principal Amount

SECURITIES LENDING REINVESTMENTS – 1.5%(c)

REPURCHASE AGREEMENTS – 1.5%

CF Secured LLC, 5.30%, dated 10/31/2023, due 11/1/2023, repurchase price $2,684,389, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 7.63%, maturing 11/15/2023 – 5/15/2051; total market value $2,706,537 (Cost $2,683,994)	$2,683,994	2,683,994

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	129

FlexShares® US Quality Low Volatility Index Fund (cont.)

Investments	Principal Amount	Value

SHORT-TERM INVESTMENTS – 0.0%(b)(d)(e)

U.S. TREASURY OBLIGATIONS – 0.0%

U.S. Treasury Bills 5.43%, 4/11/2024 (Cost $19,524)	$20,000	$19,522
Total Investments – 101.3% (Cost $176,029,375)		187,480,789

Liabilities in excess of other assets – (1.3%)		(2,476,169)
NET ASSETS – 100.0%		$185,004,620

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $13,821,520, collateralized in the form of cash with a value of $2,683,994 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $11,006,326 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.63%, and maturity dates ranging from November 7, 2023 – August 15, 2053 and $327,945 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% –

4.25%, and maturity dates ranging from November 13, 2023 – October 22, 2071; a total value of $14,018,264.

(b)	Represents less than 0.05% of net assets.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2023. The total value of securities purchased was $2,683,994.

(d)	All or a portion of the security pledged as collateral for Futures Contracts.

(e)	The rate shown was the current yield as of October 31, 2023.

Percentages shown are based on Net Assets.

Abbreviations

REIT – Real Estate Investment Trust

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,540,583
Aggregate gross unrealized depreciation	(8,248,947)
Net unrealized appreciation	$11,291,636
Federal income tax cost	$176,191,118

Futures Contracts

FlexShares® US Quality Low Volatility Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
S&P 500 E-Mini Index	1	12/15/2023	USD	$210,612	$2,310
S&P 500 Micro E-Mini Index	7	12/15/2023	USD	147,429	(345)
					$1,965

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	99.8%
Securities Lending Reinvestments	1.5
Short-Term Investments	0.0 †
Others(1)	(1.3)
100.0%

†	Amount represents less than 0.05%.

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

130	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 97.6%

Aerospace & Defense – 2.3%

BAE Systems plc(a)	51,828	$694,313

Dassault Aviation SA	1,400	277,463

Thales SA	3,976	584,796
		1,556,572

Air Freight & Logistics – 0.8%

Yamato Holdings Co. Ltd.	30,800	509,249

Automobile Components – 0.2%

Bridgestone Corp.	2,800	104,775

Automobiles – 1.0%

Ferrari NV	2,212	667,523

Banks – 12.8%

Bank Hapoalim BM	67,676	482,952

Bank Leumi Le-Israel BM	69,664	447,545

Banque Cantonale Vaudoise (Registered)	5,012	565,058

BOC Hong Kong Holdings Ltd.	210,000	555,556

DBS Group Holdings Ltd.	30,800	738,499

Hang Seng Bank Ltd.	22,400	256,647

HSBC Holdings plc	10,696	76,875

Japan Post Bank Co. Ltd.	70,000	646,868

Mizrahi Tefahot Bank Ltd.	14,952	461,989

Mizuho Financial Group, Inc.	39,200	658,877

Oversea-Chinese Banking Corp. Ltd.	56,000	518,288

Resona Holdings, Inc.	53,200	282,256

Royal Bank of Canada	12,292	980,704

Sumitomo Mitsui Financial Group, Inc.	21,300	1,015,458

Toronto-Dominion Bank (The)	6,944	387,453

United Overseas Bank Ltd.	19,600	386,549
		8,461,574

Beverages – 0.7%

Budweiser Brewing Co. APAC Ltd.(b)	168,000	319,485

Suntory Beverage & Food Ltd.	5,600	165,583
		485,068

Investments	Shares	Value

Biotechnology – 0.2%

Genmab A/S*	532	$149,926

Broadline Retail – 2.2%

Dollarama, Inc.	5,208	355,266

Pan Pacific International Holdings Corp.	28,000	537,370

Wesfarmers Ltd.	18,088	578,576
		1,471,212

Capital Markets – 1.7%

Deutsche Boerse AG	3,640	597,129

Singapore Exchange Ltd.	78,400	541,913
		1,139,042

Chemicals – 2.3%

Air Liquide SA	6,692	1,143,635

ICL Group Ltd.	84,672	410,221
		1,553,856

Commercial Services & Supplies – 1.6%

Brambles Ltd.	26,936	223,585

Dai Nippon Printing Co. Ltd.	9,500	245,208

Secom Co. Ltd.	8,400	579,616
		1,048,409

Construction & Engineering – 0.3%

Obayashi Corp.	11,200	95,253

Taisei Corp.	2,800	94,273
		189,526

Consumer Staples Distribution & Retail – 2.7%

Carrefour SA	1,400	24,535

Jeronimo Martins SGPS SA	13,692	315,210

Koninklijke Ahold Delhaize NV	19,992	591,683

Loblaw Cos. Ltd.	3,276	267,649

Metro, Inc., Class A	11,312	573,973
		1,773,050

Containers & Packaging – 0.3%

CCL Industries, Inc., Class B	5,096	199,031

Diversified Consumer Services – 0.1%

Pearson plc	3,892	44,942

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	131

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – 5.0%

BCE, Inc.	784	$29,110

Deutsche Telekom AG (Registered)	21,112	456,907

Elisa OYJ	11,312	479,228

Koninklijke KPN NV	164,752	552,904

Nippon Telegraph & Telephone Corp.	498,400	581,842

Orange SA	32,760	384,709

Singapore Telecommunications Ltd.	81,200	141,058

Swisscom AG (Registered)	980	585,814

Telefonica Deutschland Holding AG	72,184	122,345
		3,333,917

Electric Utilities – 4.7%

Chubu Electric Power Co., Inc.	14,000	168,477

CLP Holdings Ltd.	41,000	299,983

Emera, Inc.(a)	1,568	51,301

Fortis, Inc.(a)	7,732	306,662

Hydro One Ltd.(a) (b)	20,020	518,580

Iberdrola SA	59,556	660,982

Kansai Electric Power Co., Inc. (The)	22,400	284,946

Power Assets Holdings Ltd.	51,000	243,770

Redeia Corp. SA	35,280	548,364
		3,083,065

Entertainment – 0.5%

Nintendo Co. Ltd.	2,800	115,017

Toho Co. Ltd.	6,600	223,610
		338,627

Food Products – 5.7%

JDE Peet’s NV(a)	4,060	112,607

MEIJI Holdings Co. Ltd.	10,400	255,322

Nestle SA (Registered)	26,376	2,842,075

Nissin Foods Holdings Co. Ltd.	2,200	191,026

Yakult Honsha Co. Ltd.	16,200	380,491
		3,781,521

Gas Utilities – 1.4%

Naturgy Energy Group SA(a)	3,668	103,518

Osaka Gas Co. Ltd.	16,800	315,267

Snam SpA	51,548	235,925

Tokyo Gas Co. Ltd.	12,400	276,666
		931,376

Investments	Shares	Value

Ground Transportation – 4.3%

Canadian National Railway Co.	8,568	$905,588

Central Japan Railway Co.	12,500	280,300

East Japan Railway Co.	5,600	291,084

Hankyu Hanshin Holdings, Inc.	8,400	262,186

Keisei Electric Railway Co. Ltd.	7,100	265,210

Kintetsu Group Holdings Co. Ltd.	8,400	235,119

Tobu Railway Co. Ltd.(a)	19,600	469,018

West Japan Railway Co.	3,400	129,000
		2,837,505

Health Care Providers & Services – 0.2%

Fresenius Medical Care AG & Co. KGaA	3,080	101,964

Hotels, Restaurants & Leisure – 0.7%

Compass Group plc	3,220	80,998

Genting Singapore Ltd.	352,800	221,458

La Francaise des Jeux SAEM(b)	952	30,610

Sodexo SA	1,512	159,627
		492,693

Household Durables – 1.1%

Sekisui Chemical Co. Ltd.	35,800	485,544

Sekisui House Ltd.	14,000	271,689
		757,233

Household Products – 0.8%

Henkel AG & Co. KGaA	168	10,594

Reckitt Benckiser Group plc	7,504	500,997
		511,591

Independent Power and Renewable Electricity Producers – 0.0%(c)

Meridian Energy Ltd.	11,480	32,252

Industrial Conglomerates – 1.7%

CK Hutchison Holdings Ltd.	56,000	283,056

Jardine Cycle & Carriage Ltd.	22,400	461,063

Jardine Matheson Holdings Ltd.	5,600	226,520

Keppel Corp. Ltd.	30,800	139,607
		1,110,246

Insurance – 3.4%

Fairfax Financial Holdings Ltd.	364	302,587

Hannover Rueck SE	1,400	308,242

See Accompanying Notes to the Financial Statements.

132	FLEXSHARES ANNUAL REPORT

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Insurance Australia Group Ltd.	45,416	$163,042

Medibank Pvt Ltd.	249,872	542,648

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	196	78,415

Sampo OYJ, Class A	12,376	485,452

Talanx AG	1,764	110,847

Zurich Insurance Group AG	588	278,219
		2,269,452

IT Services – 2.1%

CGI, Inc.*	3,416	329,432

Obic Co. Ltd.	3,400	499,409

Otsuka Corp.	400	15,908

SCSK Corp.	30,800	522,367
		1,367,116

Machinery – 0.9%

Hoshizaki Corp.	4,000	128,046

Kone OYJ, Class B	10,976	474,391
		602,437

Marine Transportation – 0.5%

Kuehne + Nagel International AG (Registered)	1,232	330,997

Metals & Mining – 0.7%

BHP Group Ltd.	2,072	58,379

Franco-Nevada Corp.	3,228	392,266
		450,645

Multi-Utilities – 1.1%

Canadian Utilities Ltd., Class A(a)	18,704	395,300

National Grid plc	29,176	346,460
		741,760

Office REITs – 0.0%(c)

Keppel REIT, REIT	6,160	3,575

Oil, Gas & Consumable Fuels – 3.5%

ENEOS Holdings, Inc.	75,600	278,399

Galp Energia SGPS SA	22,624	339,812

Idemitsu Kosan Co. Ltd.	11,200	252,849

Pembina Pipeline Corp.	4,368	134,288

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Shell plc	30,940	$993,606

TotalEnergies SE	4,480	299,275
		2,298,229

Passenger Airlines – 0.8%

Cathay Pacific Airways Ltd.*	504,000	506,280

Personal Care Products – 2.7%

Beiersdorf AG	952	124,827

Unilever plc	35,336	1,667,544
		1,792,371

Pharmaceuticals – 11.0%

AstraZeneca plc	2,828	351,743

GSK plc	44,296	783,367

Novartis AG (Registered)	7,056	655,474

Novo Nordisk A/S, Class B	10,528	1,009,362

Otsuka Holdings Co. Ltd.	2,800	93,367

Roche Holding AG	84	22,817

Roche Holding AG – BR	9,436	2,424,712

Sanofi SA	19,124	1,732,346

UCB SA	3,304	241,180
		7,314,368

Professional Services – 2.6%

RELX plc	6,608	229,970

SGS SA (Registered)	5,908	480,274

Thomson Reuters Corp.	2,632	314,930

Wolters Kluwer NV	5,544	709,647
		1,734,821

Real Estate Management & Development – 1.6%

CK Asset Holdings Ltd.	102,000	509,700

Sino Land Co. Ltd.	11,163	11,142

Sun Hung Kai Properties Ltd.	52,000	533,983
		1,054,825

Retail REITs – 0.6%

Link REIT, REIT	81,200	372,553

Semiconductors & Semiconductor Equipment – 0.8%

ASML Holding NV	868	518,649

Software – 1.7%

Constellation Software, Inc.(a)	28	56,071

Oracle Corp. Japan	7,600	535,455

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	133

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – (continued)

SAP SE	4,004	$536,393
		1,127,919

Specialty Retail – 1.0%

Industria de Diseno Textil SA(a)	18,844	648,334

Technology Hardware, Storage & Peripherals – 0.6%

Canon, Inc.	16,800	393,917

Textiles, Apparel & Luxury Goods – 0.6%

LVMH Moet Hennessy Louis Vuitton SE	560	399,250

Tobacco – 0.4%

Japan Tobacco, Inc.	10,200	237,144

Trading Companies & Distributors – 2.2%

Bunzl plc	7,392	262,995

Ferguson plc	3,528	527,854

ITOCHU Corp.	19,600	695,373
		1,486,222

Transportation Infrastructure – 0.8%

Aena SME SA(b)	1,988	287,355

Auckland International Airport Ltd.	1,098	4,688

Flughafen Zurich AG (Registered)	1,372	255,087

Getlink SE	28	451
		547,581

Wireless Telecommunication Services – 2.7%

KDDI Corp.	25,200	746,623

Rogers Communications, Inc., Class B	4,844	179,279

SoftBank Corp.	47,600	535,891

Vodafone Group plc	362,516	333,001
		1,794,794
Total Common Stocks (Cost $65,665,911)		64,658,984

Investments	Number of Warrants	Value

WARRANTS – 0.0%

Software – 0.0%

Constellation Software, Inc., expiring 3/31/2040, price 11.50 CAD* ‡ (Cost $–)	28	$—
Total Investments – 97.6% (Cost $65,665,911)		64,658,984

Other assets less liabilities – 2.4%		1,604,367
NET ASSETS – 100.0%		$66,263,351

*	Non-income producing security.

‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(a)

The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $2,212,131, collateralized by $1,823,311 in U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.13%, and maturity dates ranging from November 16, 2023 – August 15, 2053 and $627,612 in Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 5.75%, and maturity dates ranging from November 13, 2023 – October 22, 2071; a total value of $2,450,923.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

Abbreviations

OYJ – Public Limited Company

REIT – Real Estate Investment Trust

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,588,367
Aggregate gross unrealized depreciation	(5,879,577)
Net unrealized depreciation	$(1,291,210)
Federal income tax cost	$65,879,973

See Accompanying Notes to the Financial Statements.

134	FLEXSHARES ANNUAL REPORT

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Futures Contracts

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI EAFE E-Mini Index	13	12/15/2023	USD	$1,283,165	$(79,276)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund had the following outstanding contracts as of October 31, 2023:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	77,079	Toronto-Dominion Bank (The)	AUD	119,288	12/20/2023	$1,427
USD	189,827	Toronto-Dominion Bank (The)	CHF	167,993	12/20/2023	4,186
USD	43,617	JPMorgan Chase Bank NA	DKK	303,190	12/20/2023	562
USD	301,456	Morgan Stanley	EUR	281,420	12/20/2023	3,310
USD	24,818	Citibank NA	GBP	19,939	12/20/2023	614
USD	540,444	JPMorgan Chase Bank NA	JPY	78,676,131	12/20/2023	16,570
USD	12,263	Citibank NA	NOK	131,563	12/20/2023	469
USD	24,409	Morgan Stanley	NZD	41,229	12/20/2023	424
USD	69,008	Goldman Sachs & Co.	SEK	767,599	12/20/2023	137
Total unrealized appreciation						$27,699
CAD	91,112	Citibank NA	USD	67,349	12/20/2023	$(1,661)
EUR	63,000	Toronto-Dominion Bank (The)	USD	67,466	12/20/2023	(722)
HKD	282,833	Toronto-Dominion Bank (The)	USD	36,198	12/20/2023	(22)
ILS	73,522	Citibank NA	USD	19,320	12/20/2023	(1,096)
JPY	71,113,000	JPMorgan Chase Bank NA	USD	488,314	12/20/2023	(14,800)
SGD	16,357	BNP Paribas SA	USD	12,078	12/20/2023	(113)
USD	64,395	Toronto-Dominion Bank (The)	EUR	61,000	12/20/2023	(230)
Total unrealized depreciation						$(18,644)
Net unrealized appreciation						$9,055

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY– Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	135

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

FlexShares® Developed Markets ex-US Quality Low Volatility Index invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2023:

Australia	2.4%
Belgium	0.4
Canada	10.1
Denmark	1.7
Finland	2.2
France	7.6
Germany	3.7
Hong Kong	5.9
Israel	2.7
Italy	0.3
Japan	23.2
Netherlands	4.8
New Zealand	0.0 †
Portugal	1.0
Singapore	5.1
Spain	3.4
Switzerland	12.7
United Kingdom	10.4
Other[1]	2.4
100.0%

†	Amount represents less than 0.05%.
[1]	Includes any non-equity securities and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	97.6%
Warrants	—
Others(1)	2.4
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

136	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Emerging Markets Quality Low Volatility Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 99.1%

Automobile Components – 1.1%

Cheng Shin Rubber Industry Co. Ltd.	48,000	$65,337

Hyundai Mobis Co. Ltd.	24	3,705

MRF Ltd.	54	70,240
		139,282

Automobiles – 2.4%

Bajaj Auto Ltd.	1,938	123,694

Hero MotoCorp Ltd.	2,064	76,561

Maruti Suzuki India Ltd.	864	107,844
		308,099

Banks – 18.3%

Abu Dhabi Islamic Bank PJSC	22,170	62,170

Agricultural Bank of China Ltd., Class H	372,000	137,397

Al Rajhi Bank	2,106	37,667

Axis Bank Ltd.	738	8,703

Banco BBVA Peru SA	5,514	2,013

Bank Central Asia Tbk. PT	117,600	64,778

Bank of China Ltd., Class H	408,000	142,872

Bank of Communications Co. Ltd., Class H	138,000	81,658

Boubyan Bank KSCP	36,360	68,832

Chang Hwa Commercial Bank Ltd.	126,000	66,623

China CITIC Bank Corp. Ltd., Class H	174,000	77,609

China Construction Bank Corp., Class H	443,000	251,376

China Zheshang Bank Co. Ltd., Class H	234,000	58,017

Dubai Islamic Bank PJSC	71,100	104,530

Emirates NBD Bank PJSC	18,090	83,481

First Financial Holding Co. Ltd.	120,000	95,822

Grupo Financiero Banorte SAB de CV, Class O	600	4,863

HDFC Bank Ltd.	528	9,364

Hong Leong Bank Bhd.	16,800	68,406

Hong Leong Financial Group Bhd.	15,000	55,284

ICICI Bank Ltd.	7,194	79,091

Industrial & Commercial Bank of China Ltd., Class H	570,000	273,905

Investments	Shares	Value

Banks – (continued)

Itau Unibanco Holding SA (Preference)	3,000	$15,955

Kuwait Finance House KSCP	43,728	96,624

Malayan Banking Bhd.	44,400	84,057

National Bank of Kuwait SAKP	39,480	111,853

Qatar International Islamic Bank QSC	26,130	66,384

Qatar National Bank QPSC	24,612	100,652

Saudi Investment Bank (The)	15,870	62,184

Sberbank of Russia PJSC‡	12,360	—
		2,372,170

Beverages – 0.7%

Emperador, Inc.	181,200	66,425

Nongfu Spring Co. Ltd., Class H(a)	4,800	27,329
		93,754

Broadline Retail – 3.7%

Alibaba Group Holding Ltd., ADR*	4,950	408,573

PDD Holdings, Inc., ADR*	576	58,418

Prosus NV*	170	4,749

Robinson PCL* ‡	600	—

Vipshop Holdings Ltd., ADR*	222	3,166
		474,906

Capital Markets – 0.8%

Macquarie Korea Infrastructure Fund	12,084	107,549

Chemicals – 3.8%

Asian Paints Ltd.	2,952	106,215

Berger Paints India Ltd.	2,181	14,633

Fertiglobe plc	105,726	92,399

Mesaieed Petrochemical Holding Co.	137,448	60,022

PhosAgro PJSC‡	1,158	—

Pidilite Industries Ltd.	2,538	74,928

SABIC Agri-Nutrients Co.	3,192	113,842

Saudi Basic Industries Corp.	1,740	35,713
		497,752

Construction & Engineering – 0.4%

China Railway Group Ltd., Class H	102,000	48,102

Larsen & Toubro Ltd.	156	5,488
		53,590

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	137

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction Materials – 0.8%

Asia Cement Corp.	32,000	$39,464

LafargeHolcim Maroc SA	396	71,723
		111,187

Consumer Finance – 0.6%

Bajaj Finance Ltd.	78	7,019

Samsung Card Co. Ltd.	3,030	70,335
		77,354

Consumer Staples Distribution & Retail – 0.8%

Nahdi Medical Co.	162	6,123

President Chain Store Corp.	12,000	95,268

Wal-Mart de Mexico SAB de CV	1,200	4,289
		105,680

Diversified Telecommunication Services – 4.3%

Chunghwa Telecom Co. Ltd.	39,000	139,479

Emirates Integrated Telecommunications Co. PJSC	46,146	67,592

Itissalat Al-Maghrib	8,532	79,501

LG Uplus Corp.	7,902	59,153

Ooredoo QPSC	6,852	18,612

Saudi Telecom Co.	8,334	85,304

Telkom Indonesia Persero Tbk. PT	511,200	112,313
		561,954

Electric Utilities – 3.7%

CPFL Energia SA	15,000	99,465

CTEEP-Cia de Transmissao de Energia Eletrica Paulista (Preference)	4,800	20,169

Manila Electric Co.	11,340	70,950

Power Grid Corp. of India Ltd.	54,280	131,790

Saudi Electricity Co.	13,404	63,597

Transmissora Alianca de Energia Eletrica SA	14,400	96,485
		482,456

Electrical Equipment – 0.8%

ABB India Ltd.	2,028	100,094

Electronic Equipment, Instruments & Components – 0.7%

MOG Digitech Holdings Ltd.*	6,000	1,687

WPG Holdings Ltd.	42,000	92,715
		94,402

Investments	Shares	Value

Entertainment – 0.8%

NetEase, Inc., ADR	1,020	$109,058

Food Products – 4.4%

Almarai Co. JSC	4,266	63,565

Nestle India Ltd.	114	33,183

Nestle Malaysia Bhd.	3,600	93,542

Orion Corp.	600	53,223

Tingyi Cayman Islands Holding Corp.	74,000	98,167

Uni-President China Holdings Ltd.	60,000	40,871

Uni-President Enterprises Corp.	42,000	87,924

Want Want China Holdings Ltd.	156,000	96,894
		567,369

Gas Utilities – 0.8%

Petronas Gas Bhd.	28,200	101,803

Health Care Providers & Services – 3.6%

Bangkok Dusit Medical Services PCL, NVDR	102,000	75,203

Bumrungrad Hospital PCL, NVDR	15,000	108,507

Dr Sulaiman Al Habib Medical Services Group Co.	1,134	76,172

Mitra Keluarga Karyasehat Tbk. PT(b)	523,200	90,247

Mouwasat Medical Services Co.	2,328	62,053

Sinopharm Group Co. Ltd., Class H	24,000	57,358
		469,540

Hotels, Restaurants & Leisure – 0.8%

Kangwon Land, Inc.	2,490	27,047

Meituan, Class B* (b)	4,200	59,366

Yum China Holdings, Inc.	228	11,984
		98,397

Household Products – 0.6%

Unilever Indonesia Tbk. PT	346,200	78,895

Independent Power and Renewable Electricity Producers – 0.8%

ACWA Power Co.	648	39,209

Engie Brasil Energia SA	1,800	14,027

NTPC Ltd.	18,318	51,879

Unipro PJSC* ‡	726,000	—
		105,115

See Accompanying Notes to the Financial Statements.

138	FLEXSHARES ANNUAL REPORT

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Industrial Conglomerates – 2.1%

Alpha Dhabi Holding PJSC*	14,796	$76,054

Far Eastern New Century Corp.	72,000	65,485

Samsung C&T Corp.	780	61,624

Sime Darby Bhd.	139,200	66,905
		270,068

Insurance – 2.2%

Bupa Arabia for Cooperative Insurance Co.	1,356	76,988

DB Insurance Co. Ltd.	246	16,011

PICC Property & Casualty Co. Ltd., Class H	72,000	82,264

Ping An Insurance Group Co. of China Ltd., Class H	6,000	30,749

Samsung Fire & Marine Insurance Co. Ltd.	420	80,389
		286,401

Interactive Media & Services – 3.4%

Tencent Holdings Ltd.	11,800	436,132

IT Services – 4.4%

Arabian Internet & Communications Services Co.	798	66,535

HCL Technologies Ltd.	2,184	33,471

Infosys Ltd.	4,644	76,327

Samsung SDS Co. Ltd.	726	74,291

Tata Consultancy Services Ltd.	7,806	315,840
		566,464

Life Sciences Tools & Services – 0.1%

Divi’s Laboratories Ltd.	72	2,930

Samsung Biologics Co. Ltd.* (b)	24	12,599
		15,529

Marine Transportation – 0.5%

MISC Bhd.	45,600	69,388

Metals & Mining – 0.5%

China Steel Corp.	12,000	8,935

Industrias CH SAB de CV, Class B, Series B*	350	3,742

Polyus PJSC* ‡	546	—

Investments	Shares	Value

Metals & Mining – (continued)

Vale SA	3,600	$49,256
		61,933

Multi-Utilities – 0.6%

Dubai Electricity & Water Authority PJSC	113,886	73,795

Office REITs – 0.2%

Embassy Office Parks REIT, REIT	6,396	23,942

Oil, Gas & Consumable Fuels – 3.2%

China Shenhua Energy Co. Ltd., Class H	6,000	18,404

PetroChina Co. Ltd., Class H	36,000	23,464

Petroleo Brasileiro SA	1,800	13,506

Petroleo Brasileiro SA (Preference)	3,600	24,800

Petronas Dagangan Bhd.	13,800	66,212

Petronet LNG Ltd.	1,554	3,726

Qatar Fuel QSC	23,838	97,224

Qatar Gas Transport Co. Ltd.	68,034	65,773

Reliance Industries Ltd.	2,964	81,449

Surgutneftegas PJSC (Preference)‡	156,600	—

United Tractors Tbk. PT	13,800	21,827
		416,385

Personal Care Products – 2.2%

Colgate-Palmolive India Ltd.	348	8,835

Hengan International Group Co. Ltd.	28,500	95,430

Hindustan Unilever Ltd.	6,318	188,496
		292,761

Pharmaceuticals – 3.4%

Alkem Laboratories Ltd.	414	18,507

Cipla Ltd.	7,806	112,507

Dr Reddy’s Laboratories Ltd.	1,638	105,599

Kalbe Farma Tbk. PT	508,800	54,131

Sun Pharmaceutical Industries Ltd.	6,786	88,726

Torrent Pharmaceuticals Ltd.	192	4,437

Yuhan Corp.	1,332	56,612
		440,519

Real Estate Management & Development – 0.3%

Aldar Properties PJSC	26,538	37,571

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	139

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – 6.3%

MediaTek, Inc.	1,200	$31,152

Taiwan Semiconductor Manufacturing Co. Ltd.	48,000	782,857
		814,009

Specialty Retail – 2.1%

Abu Dhabi National Oil Co. for Distribution PJSC	68,688	62,835

Home Product Center PCL, NVDR	181,200	59,993

Jarir Marketing Co.	26,376	101,803

MR DIY Group M Bhd.(b)	148,200	46,035
		270,666

Technology Hardware, Storage & Peripherals – 4.2%

Compal Electronics, Inc.	102,000	88,210

Pegatron Corp.	25,000	58,116

Samsung Electronics Co. Ltd.	7,938	393,212
		539,538

Textiles, Apparel & Luxury Goods – 0.7%

Titan Co. Ltd.	2,520	96,541

Tobacco – 0.6%

KT&G Corp.	1,236	78,065

Transportation Infrastructure – 2.0%

Airports of Thailand PCL, NVDR*	42,000	77,999

Salik Co. PJSC	112,398	97,618

Taiwan High Speed Rail Corp.	93,000	84,298
		259,915

Water Utilities – 0.7%

Emirates Central Cooling Systems Corp.	200,406	97,666

Wireless Telecommunication Services – 4.7%

Advanced Info Service PCL, NVDR	18,000	110,176

America Movil SAB de CV, Series B	35,400	29,198

Etihad Etisalat Co.	8,010	98,427

Far EasTone Telecommunications Co. Ltd.	43,000	100,623

Intouch Holdings PCL, NVDR	48,000	94,818

Mobile Telecommunications Co. KSCP	43,584	67,724

Investments	Shares	Value

Wireless Telecommunication Services – (continued)

Taiwan Mobile Co. Ltd.	37,000	$109,283
		610,249
Total Common Stocks (Cost $13,811,847)		12,867,943

Total Investments – 99.1% (Cost $13,811,847)		12,867,943

Other assets less liabilities – 0.9%		111,903
NET ASSETS – 100.0%		$12,979,846

*	Non-income producing security.

‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

NVDR – Non-Voting Depositary Receipt

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT – Real Estate Investment Trust

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$727,786
Aggregate gross unrealized depreciation	(1,776,759)
Net unrealized depreciation	$(1,048,973)
Federal income tax cost	$13,904,379

See Accompanying Notes to the Financial Statements.

140	FLEXSHARES ANNUAL REPORT

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Futures Contracts

FlexShares® Emerging Markets Quality Low Volatility Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI Emerging Markets E-Mini Index	4	12/15/2023	USD	$183,840	$(12,537)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

FlexShares® Emerging Markets Quality Low Volatility Index invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2023:

Brazil	2.6%
China	21.0
India	16.7
Indonesia	3.2
Kuwait	2.7
Malaysia	5.0
Mexico	0.3
Morocco	1.2
Peru	0.0	†
Philippines	1.1
Qatar	3.1
Saudi Arabia	7.6
South Africa	0.0	†
South Korea	8.4
Taiwan	15.5
Thailand	4.1
United Arab Emirates	6.6
Other[1]	0.9
	100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	99.1%
Others(1)	0.9
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	141

Schedule of Investments

FlexShares® Morningstar US Market Factor Tilt Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 99.1%

Aerospace & Defense – 1.4%

AAR Corp.*	2,565	$152,259

AeroVironment, Inc.* (a)	1,197	137,248

Axon Enterprise, Inc.* (a)	1,539	314,710

Boeing Co. (The)*	16,830	3,144,181

BWX Technologies, Inc.(a)	3,933	292,143

Curtiss-Wright Corp.	2,210	439,370

Ducommun, Inc.*	513	24,542

General Dynamics Corp.	6,669	1,609,296

HEICO Corp.(a)	1,360	215,438

HEICO Corp., Class A	1,710	217,392

Hexcel Corp.	3,060	189,475

Howmet Aerospace, Inc.	10,880	479,808

Huntington Ingalls Industries, Inc.	1,197	263,125

Kratos Defense & Security Solutions, Inc.*	3,933	67,058

L3Harris Technologies, Inc.	4,930	884,491

Lockheed Martin Corp.	6,630	3,014,263

Mercury Systems, Inc.* (a)	1,020	36,700

Moog, Inc., Class A	2,040	236,742

Northrop Grumman Corp.	3,570	1,683,005

Parsons Corp.*	3,238	183,109

Rocket Lab USA, Inc.* (a)	22,610	95,640

RTX Corp.	37,060	3,016,313

Spirit AeroSystems Holdings, Inc., Class A* (a)	4,104	92,750

Textron, Inc.	6,120	465,120

TransDigm Group, Inc.*	1,360	1,126,202

Triumph Group, Inc.*	6,498	48,475

V2X, Inc.* (a)	850	43,410

Woodward, Inc.(a)	3,078	383,827
		18,856,092

Air Freight & Logistics – 0.5%

Air Transport Services Group, Inc.* (a)	13,600	266,152

CH Robinson Worldwide, Inc.(a)	3,591	293,852

Expeditors International of Washington, Inc.(a)	4,250	464,312

FedEx Corp.	7,310	1,755,131

Investments	Shares	Value

Air Freight & Logistics – (continued)

Forward Air Corp.	855	$55,071

GXO Logistics, Inc.* (a)	6,800	343,468

Hub Group, Inc., Class A* (a)	7,820	537,625

United Parcel Service, Inc., Class B	21,590	3,049,587
		6,765,198

Automobile Components – 0.5%

Adient plc* (a)	21,930	738,822

American Axle & Manufacturing Holdings, Inc.* (a)	13,430	90,652

Aptiv plc*	7,011	611,359

Autoliv, Inc.(a)	3,570	327,190

BorgWarner, Inc.	7,990	294,831

Dana, Inc.	6,120	70,257

Dorman Products, Inc.* (a)	850	52,853

Fox Factory Holding Corp.* (a)	1,870	152,349

Garrett Motion, Inc.* (a)	23,290	164,427

Gentex Corp.	11,050	316,914

Gentherm, Inc.* (a)	1,026	41,266

Goodyear Tire & Rubber Co. (The)*	57,782	687,606

LCI Industries(a)	5,130	556,554

Lear Corp.	2,380	308,829

Mobileye Global, Inc., Class A* (a)	4,080	145,534

Modine Manufacturing Co.*	9,520	376,040

Patrick Industries, Inc.(a)	5,440	408,816

QuantumScape Corp., Class A* (a)	72,250	377,145

Standard Motor Products, Inc.	4,420	154,391

Stoneridge, Inc.*	6,669	108,505

Visteon Corp.*	1,700	195,721

XPEL, Inc.* (b)	1,197	55,421
		6,235,482

Automobiles – 1.4%

Fisker, Inc., Class A* (a)	15,810	71,145

Ford Motor Co.	120,336	1,173,276

General Motors Co.	39,610	1,117,002

See Accompanying Notes to the Financial Statements.

142	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Automobiles – (continued)

Harley-Davidson, Inc.	28,560	$766,836

Lucid Group, Inc.* (a)	31,620	130,274

Rivian Automotive, Inc., Class A* (a)	22,780	369,492

Tesla, Inc.*	68,170	13,691,263

Thor Industries, Inc.(a)	11,050	971,626

Winnebago Industries, Inc.(a)	5,440	315,248
		18,606,162

Banks – 5.6%

1st Source Corp.	2,210	100,820

Amalgamated Financial Corp.(a)	6,120	111,629

Amerant Bancorp, Inc., Class A	8,500	154,955

Ameris Bancorp	14,790	551,667

Associated Banc-Corp.	36,890	597,987

Atlantic Union Bankshares Corp.(a)	16,150	465,282

Axos Financial, Inc.* (a)	11,286	406,635

Banc of California, Inc.	18,020	202,004

BancFirst Corp.(a)	1,535	124,504

Bancorp, Inc. (The)*	4,760	169,694

Bank of America Corp.	206,720	5,445,005

Bank of Hawaii Corp.	170	8,396

Bank OZK(a)	24,650	882,717

BankUnited, Inc.	19,890	433,801

Banner Corp.	9,520	401,839

Berkshire Hills Bancorp, Inc.	7,310	143,349

BOK Financial Corp.	5,270	345,290

Brookline Bancorp, Inc.	11,970	97,436

Byline Bancorp, Inc.(a)	7,480	141,896

Cadence Bank(a)	35,870	759,727

Camden National Corp.(a)	340	9,914

Capitol Federal Financial, Inc.(a)	19,890	103,428

Cathay General Bancorp(a)	15,130	513,058

Central Pacific Financial Corp.(a)	2,550	40,239

Citigroup, Inc.	57,120	2,255,669

Investments	Shares	Value

Banks – (continued)

Citizens Financial Group, Inc.(a)	17,170	$402,293

City Holding Co.(a)	342	31,047

Coastal Financial Corp.*	3,400	126,378

Columbia Banking System, Inc.	50,150	986,451

Comerica, Inc.	30,770	1,212,338

Commerce Bancshares, Inc.(a)	3,740	164,036

Community Bank System, Inc.(a)	1,530	61,123

Community Trust Bancorp, Inc.	1,881	70,650

ConnectOne Bancorp, Inc.	12,750	207,698

CrossFirst Bankshares, Inc.* (a)	5,780	61,152

Cullen/Frost Bankers, Inc.	2,040	185,620

Customers Bancorp, Inc.*	5,301	213,153

CVB Financial Corp.(a)	26,520	414,242

Dime Community Bancshares, Inc.(a)	11,900	218,841

Eagle Bancorp, Inc.	10,370	202,008

East West Bancorp, Inc.(a)	5,130	275,071

Eastern Bankshares, Inc.	36,040	396,800

Enterprise Financial Services Corp.	3,230	112,307

Farmers National Banc Corp.(a)	9,350	105,562

FB Financial Corp.	1,020	29,957

Fifth Third Bancorp	22,059	523,019

First Bancorp/NC(a)	3,249	94,286

First Bancorp/PR(a)	43,883	585,838

First Bancshares, Inc. (The)(a)	9,350	226,457

First Busey Corp.(a)	15,810	313,987

First Citizens BancShares, Inc., Class A	342	472,213

First Commonwealth Financial Corp.(a)	23,256	283,258

First Financial Bancorp(a)	17,271	319,514

First Financial Bankshares, Inc.(a)	3,060	73,593

First Financial Corp.	1,020	35,098

First Hawaiian, Inc.(a)	32,640	585,235

First Horizon Corp.	19,040	204,680

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	143

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

First Interstate BancSystem, Inc., Class A	14,620	$337,283

First Merchants Corp.	16,150	441,056

First Mid Bancshares, Inc.	7,310	199,709

FNB Corp.(a)	71,570	765,083

Fulton Financial Corp.(a)	36,550	474,785

Glacier Bancorp, Inc.(a)	2,210	66,720

Great Southern Bancorp, Inc.(a)	340	16,905

Hancock Whitney Corp.	17,613	606,416

Hanmi Financial Corp.	11,900	174,692

HarborOne Bancorp, Inc.	1,881	18,509

Heartland Financial USA, Inc.	11,390	312,086

Heritage Commerce Corp.	23,290	190,512

Heritage Financial Corp.	2,720	44,254

Hilltop Holdings, Inc.(a)	4,760	131,471

Home BancShares, Inc.(a)	37,060	757,877

Hope Bancorp, Inc.	17,850	156,366

Horizon Bancorp, Inc.	5,440	51,626

Huntington Bancshares, Inc.	46,410	447,857

Independent Bank Corp.	10,880	530,944

Independent Bank Group, Inc.	5,610	198,314

International Bancshares Corp.	12,312	539,635

JPMorgan Chase & Co.	88,230	12,269,264

KeyCorp	23,800	243,236

Lakeland Bancorp, Inc.	11,115	125,377

Lakeland Financial Corp.	684	33,687

Live Oak Bancshares, Inc.	680	19,618

M&T Bank Corp.(a)	5,723	645,268

Mercantile Bank Corp.(a)	2,210	72,797

Midland States Bancorp, Inc.	4,446	97,012

National Bank Holdings Corp., Class A	7,990	249,128

NBT Bancorp, Inc.(a)	340	11,380

New York Community Bancorp, Inc.(a)	156,910	1,487,507

Nicolet Bankshares, Inc.(a)	1,499	109,157

Northfield Bancorp, Inc.	4,420	38,012

Investments	Shares	Value

Banks – (continued)

Northwest Bancshares, Inc.(a)	26,010	$271,024

OceanFirst Financial Corp.(a)	14,535	184,013

OFG Bancorp	12,410	367,584

Old National Bancorp(a)	63,070	864,059

Old Second Bancorp, Inc.(a)	4,250	57,630

Origin Bancorp, Inc.(a)	3,570	105,636

Pacific Premier Bancorp, Inc.	18,639	354,141

PacWest Bancorp	32,470	229,888

Park National Corp.(a)	342	34,675

Pathward Financial, Inc.	2,736	123,913

Peoples Bancorp, Inc.(a)	5,472	150,918

Pinnacle Financial Partners, Inc.(a)	17,850	1,113,126

PNC Financial Services Group, Inc. (The)	11,730	1,342,733

Popular, Inc.	16,320	1,061,453

Preferred Bank(a)	4,250	253,172

Premier Financial Corp.	12,580	218,263

Prosperity Bancshares, Inc.	19,152	1,044,550

Provident Financial Services, Inc.(a)	20,740	291,397

QCR Holdings, Inc.	1,881	89,253

Regions Financial Corp.(a)	30,600	444,618

Renasant Corp.(a)	10,370	252,924

S&T Bancorp, Inc.(a)	7,310	188,306

Sandy Spring Bancorp, Inc.	7,140	146,013

Seacoast Banking Corp. of Florida(a)	7,650	154,607

ServisFirst Bancshares, Inc.(a)	3,910	184,396

Simmons First National Corp., Class A	24,795	352,337

Southern Missouri Bancorp, Inc.(a)	4,250	171,912

Southside Bancshares, Inc.(a)	4,250	113,475

SouthState Corp.(a)	15,300	1,011,330

Stellar Bancorp, Inc.(a)	9,180	199,573

Stock Yards Bancorp, Inc.(a)	513	20,063

Synovus Financial Corp.(a)	34,680	904,108

Texas Capital Bancshares, Inc.* (a)	3,060	168,484

Tompkins Financial Corp.(a)	171	8,564

See Accompanying Notes to the Financial Statements.

144	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Towne Bank	12,996	$311,124

TriCo Bancshares(a)	513	16,596

Triumph Financial, Inc.* (a)	2,210	137,573

Truist Financial Corp.	43,520	1,234,227

TrustCo Bank Corp. NY(a)	3,249	82,947

Trustmark Corp.	17,000	341,870

UMB Financial Corp.	9,690	607,757

United Bankshares, Inc.(a)	8,160	232,070

United Community Banks, Inc.(a)	23,800	525,742

Univest Financial Corp.	5,472	91,164

US Bancorp(a)	47,430	1,512,068

Valley National Bancorp(a)	86,665	674,254

Veritex Holdings, Inc.(a)	6,970	120,023

WaFd, Inc.(a)	15,640	385,995

Washington Trust Bancorp, Inc.	2,209	51,227

Webster Financial Corp.	38,930	1,478,172

Wells Fargo & Co.	111,690	4,441,911

WesBanco, Inc.	11,799	287,778

Westamerica Bancorp	5,780	273,047

Western Alliance Bancorp	24,650	1,013,115

Wintrust Financial Corp.	12,483	932,355

WSFS Financial Corp.(a)	11,900	421,260

Zions Bancorp NA(a)	34,680	1,069,878
		74,244,680

Beverages – 1.1%

Boston Beer Co., Inc. (The), Class A*	340	113,543

Brown-Forman Corp., Class A	1,368	78,551

Brown-Forman Corp., Class B(a)	3,740	210,038

Celsius Holdings, Inc.* (a)	1,881	286,081

Coca-Cola Co. (The)	94,350	5,329,832

Coca-Cola Consolidated, Inc.	340	216,379

Constellation Brands, Inc., Class A	4,080	955,332

Duckhorn Portfolio, Inc. (The)*	7,650	79,790

Investments	Shares	Value

Beverages – (continued)

Keurig Dr Pepper, Inc.(a)	27,880	$845,600

MGP Ingredients, Inc.	170	16,092

Molson Coors Beverage Co., Class B(a)	6,327	365,511

Monster Beverage Corp.*	18,810	961,191

National Beverage Corp.*	1,026	47,586

PepsiCo, Inc.	34,000	5,551,520

Vita Coco Co., Inc. (The)* (a)	4,080	110,568
		15,167,614

Biotechnology – 2.4%

AbbVie, Inc.	53,720	7,584,190

ACADIA Pharmaceuticals, Inc.*	6,800	153,476

Agios Pharmaceuticals, Inc.*	4,695	98,642

Akero Therapeutics, Inc.*	2,380	28,370

Alkermes plc*	5,440	131,594

Alnylam Pharmaceuticals, Inc.*	3,060	464,508

Amgen, Inc.	16,490	4,216,493

Amicus Therapeutics, Inc.*	6,669	73,159

Anavex Life Sciences Corp.* (a)	10,370	57,865

Apellis Pharmaceuticals, Inc.* (a)	3,400	165,444

Arrowhead Pharmaceuticals, Inc.*	5,610	137,950

Aurinia Pharmaceuticals, Inc.* (a)	13,430	98,576

BioCryst Pharmaceuticals, Inc.* (a)	17,170	94,263

Biogen, Inc.*	3,740	888,400

Biohaven Ltd.* (a)	14,280	378,563

BioMarin Pharmaceutical, Inc.*	4,760	387,702

Blueprint Medicines Corp.*	3,230	190,118

Bridgebio Pharma, Inc.* (a)	5,270	137,231

CareDx, Inc.*	21,930	118,641

Catalyst Pharmaceuticals, Inc.* (a)	9,153	113,589

Cerevel Therapeutics Holdings, Inc.*	2,907	68,750

CRISPR Therapeutics AG* (a)	18,020	701,519

Cytokinetics, Inc.* (a)	2,890	100,745

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	145

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Biotechnology – (continued)

Deciphera Pharmaceuticals, Inc.*	2,907	$34,855

Denali Therapeutics, Inc.*	3,400	64,022

Dynavax Technologies Corp.* (a)	25,479	362,057

Editas Medicine, Inc.* (a)	11,390	76,085

EQRx, Inc.* (a)	89,080	194,194

Exact Sciences Corp.*	5,440	335,050

Exelixis, Inc.*	17,850	367,531

Geron Corp.* (a)	14,877	28,266

Gilead Sciences, Inc.	37,060	2,910,692

Halozyme Therapeutics, Inc.*	7,140	241,832

ImmunoGen, Inc.* (a)	5,440	80,838

Immunovant, Inc.*	2,210	73,040

Incyte Corp.*	3,570	192,530

Inhibrx, Inc.*	513	7,936

Insmed, Inc.* (a)	9,690	242,831

Intellia Therapeutics, Inc.* (a)	5,270	132,013

Ionis Pharmaceuticals, Inc.* (a)	6,840	302,807

Iovance Biotherapeutics, Inc.*	2,736	10,451

Ironwood Pharmaceuticals, Inc., Class A* (a)	20,230	181,463

Karuna Therapeutics, Inc.* (a)	1,020	169,942

Karyopharm Therapeutics, Inc.* (a)	6,669	5,802

Krystal Biotech, Inc.* (a)	1,700	198,679

Kura Oncology, Inc.* (a)	25,160	212,602

Lyell Immunopharma, Inc.* (a)	28,220	46,704

Madrigal Pharmaceuticals, Inc.*	340	44,669

MannKind Corp.* (a)	7,182	30,811

Mirati Therapeutics, Inc.*	3,570	198,242

Moderna, Inc.* (a)	10,540	800,618

Morphic Holding, Inc.*	2,890	57,655

Myriad Genetics, Inc.* (a)	2,907	45,291

Natera, Inc.* (a)	4,959	195,732

Neurocrine Biosciences, Inc.*	2,052	227,649

Investments	Shares	Value

Biotechnology – (continued)

Novavax, Inc.* (a)	12,070	$80,386

OmniAb, Inc.* ‡ (a)	281	149

Prothena Corp. plc* (a)	1,700	61,982

PTC Therapeutics, Inc.*	3,249	60,919

Recursion Pharmaceuticals, Inc., Class A* (a)	14,450	76,296

Regeneron Pharmaceuticals, Inc.*	2,720	2,121,301

Relay Therapeutics, Inc.*	9,520	62,832

Replimune Group, Inc.*	15,980	232,829

REVOLUTION Medicines, Inc.* (a)	6,120	121,176

Rocket Pharmaceuticals, Inc.*	6,460	116,926

Sarepta Therapeutics, Inc.* (a)	2,720	183,083

Seagen, Inc.* (a)	3,230	687,376

Seres Therapeutics, Inc.* (a)	2,052	3,140

SpringWorks Therapeutics, Inc.* (a)	4,080	93,432

TG Therapeutics, Inc.* (a)	7,353	56,839

Travere Therapeutics, Inc.*	1,710	11,081

Twist Bioscience Corp.*	1,530	24,113

Ultragenyx Pharmaceutical, Inc.*	1,530	54,162

uniQure NV* (a)	5,270	30,039

United Therapeutics Corp.*	1,530	340,976

Vaxcyte, Inc.* (a)	18,870	907,647

Veracyte, Inc.* (a)	3,249	67,319

Vertex Pharmaceuticals, Inc.*	6,460	2,339,231

Vir Biotechnology, Inc.*	10,200	80,886

Zymeworks, Inc.*	15,130	106,213
		32,383,010

Broadline Retail – 2.6%

Amazon.com, Inc.*	224,400	29,865,396

Coupang, Inc., Class A*	31,620	537,540

Dillard’s, Inc., Class A(a)	510	158,329

eBay, Inc.	17,340	680,248

Etsy, Inc.* (a)	2,550	158,865

Kohl’s Corp.(a)	21,930	494,521

Macy’s, Inc.(a)	52,020	633,604

MercadoLibre, Inc.*	1,190	1,476,481

See Accompanying Notes to the Financial Statements.

146	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Broadline Retail – (continued)

Nordstrom, Inc.(a)	24,990	$349,360

Ollie’s Bargain Outlet Holdings, Inc.* (a)	3,078	237,745
		34,592,089

Building Products – 0.8%

A O Smith Corp.	3,249	226,650

AAON, Inc.(a)	3,591	195,638

Advanced Drainage Systems, Inc.(a)	2,720	290,578

Allegion plc(a)	1,870	183,933

American Woodmark Corp.*	4,080	274,298

Apogee Enterprises, Inc.(a)	2,720	116,742

Armstrong World Industries, Inc.	850	64,507

AZEK Co., Inc. (The), Class A*	4,080	106,896

AZZ, Inc.(a)	7,140	337,508

Builders FirstSource, Inc.*	4,420	479,658

Carlisle Cos., Inc.(a)	1,368	347,595

Carrier Global Corp.	22,230	1,059,482

Fortune Brands Innovations, Inc.(a)	3,933	219,461

Gibraltar Industries, Inc.* (a)	855	52,035

Griffon Corp.	9,747	389,295

Hayward Holdings, Inc.* (a)	11,730	123,165

Insteel Industries, Inc.(a)	2,550	71,171

JELD-WEN Holding, Inc.*	12,070	136,753

Johnson Controls International plc	19,380	950,008

Lennox International, Inc.	1,020	377,951

Masco Corp.	6,840	356,296

Masonite International Corp.*	4,250	336,345

Masterbrand, Inc.*	24,650	273,862

Owens Corning	3,400	385,458

PGT Innovations, Inc.*	5,780	173,053

Quanex Building Products Corp.(a)	4,275	114,784

Resideo Technologies, Inc.* (a)	28,557	413,505

Investments	Shares	Value

Building Products – (continued)

Simpson Manufacturing Co., Inc.	1,539	$204,964

Trane Technologies plc	5,472	1,041,376

Trex Co., Inc.* (a)	6,120	344,005

UFP Industries, Inc.	12,654	1,204,281

Zurn Elkay Water Solutions Corp.(a)	4,446	117,641
		10,968,894

Capital Markets – 2.8%

Affiliated Managers Group, Inc.	8,330	1,022,591

Ameriprise Financial, Inc.	2,720	855,630

Ares Management Corp., Class A	3,420	337,178

Artisan Partners Asset Management, Inc., Class A(a)	2,040	67,320

Avantax, Inc.*	4,590	118,468

B. Riley Financial, Inc.(a)	3,591	130,030

Bank of New York Mellon Corp. (The)	21,760	924,800

BGC Group, Inc., Class A(a)	69,530	408,141

BlackRock, Inc.	4,250	2,602,190

Blackstone, Inc.(a)	16,660	1,538,551

Blue Owl Capital, Inc., Class A(a)	18,468	227,710

Brightsphere Investment Group, Inc.	5,130	80,336

Carlyle Group, Inc. (The)(a)	5,100	140,454

Charles Schwab Corp. (The)	36,210	1,884,368

CME Group, Inc.	8,500	1,814,410

Cohen & Steers, Inc.(a)	1,530	79,927

Coinbase Global, Inc., Class A* (a)	5,100	393,312

Donnelley Financial Solutions, Inc.*	1,190	64,772

Evercore, Inc., Class A(a)	1,870	243,437

FactSet Research Systems, Inc.	855	369,266

Federated Hermes, Inc., Class B	5,610	177,837

Franklin Resources, Inc.(a)	10,089	229,928

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	147

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

Goldman Sachs Group, Inc. (The)	10,030	$3,045,208

Hamilton Lane, Inc., Class A	2,550	214,506

Houlihan Lokey, Inc., Class A(a)	1,710	171,889

Interactive Brokers Group, Inc., Class A	3,570	285,850

Intercontinental Exchange, Inc.	14,096	1,514,474

Invesco Ltd.	13,509	175,212

Janus Henderson Group plc(a)	29,410	678,489

Jefferies Financial Group, Inc.	37,910	1,219,944

KKR & Co., Inc.	18,190	1,007,726

LPL Financial Holdings, Inc.	2,210	496,189

MarketAxess Holdings, Inc.	855	182,756

Moelis & Co., Class A(a)	3,249	135,288

Moody’s Corp.	4,080	1,256,640

Morgan Stanley	39,780	2,817,220

Morningstar, Inc.(a)	513	129,912

MSCI, Inc., Class A	1,881	886,986

Nasdaq, Inc.	8,208	407,117

Northern Trust Corp.(c)	6,970	459,393

Oppenheimer Holdings, Inc., Class A	342	11,994

Piper Sandler Cos.(a)	1,190	166,421

PJT Partners, Inc., Class A	342	26,799

Raymond James Financial, Inc.(a)	5,440	519,194

Robinhood Markets, Inc., Class A* (a)	19,210	175,579

S&P Global, Inc.	8,160	2,850,370

SEI Investments Co.	2,907	155,990

State Street Corp.	10,431	674,155

Stifel Financial Corp.(a)	21,590	1,230,630

StoneX Group, Inc.* (a)	4,250	405,110

T. Rowe Price Group, Inc.(a)	5,440	492,320

TPG, Inc., Class A(a)	2,223	61,444

Tradeweb Markets, Inc., Class A	5,610	504,956

Victory Capital Holdings, Inc., Class A	5,472	161,205

Virtu Financial, Inc., Class A	22,780	421,202

Investments	Shares	Value

Capital Markets – (continued)

Virtus Investment Partners, Inc.(a)	1,190	$219,234

WisdomTree, Inc.(a)	171	1,060
		36,873,118

Chemicals – 1.6%

AdvanSix, Inc.	7,650	210,758

Air Products and Chemicals, Inc.	5,270	1,488,459

Albemarle Corp.(a)	3,400	431,052

Ashland, Inc.	1,881	144,141

Avient Corp.	20,230	639,673

Axalta Coating Systems Ltd.*	8,721	228,752

Balchem Corp.	1,881	218,647

Cabot Corp.	3,570	237,334

Celanese Corp., Class A(a)	3,420	391,624

CF Industries Holdings, Inc.	6,630	528,941

Chase Corp.(a)	171	21,727

Chemours Co. (The)	34,170	823,839

Corteva, Inc.	16,660	802,012

Dow, Inc.	22,440	1,084,750

DuPont de Nemours, Inc.(a)	11,390	830,103

Eastman Chemical Co.	3,933	293,913

Ecolab, Inc.	5,780	969,537

Ecovyst, Inc.*	1,197	11,012

Element Solutions, Inc.(a)	13,167	240,034

FMC Corp.	3,570	189,924

Ginkgo Bioworks Holdings, Inc., Class A* (a)	77,860	106,668

Hawkins, Inc.(a)	513	29,462

HB Fuller Co.	1,539	101,805

Huntsman Corp.	39,270	916,169

Innospec, Inc.	684	67,032

International Flavors & Fragrances, Inc.(a)	5,100	348,585

Koppers Holdings, Inc.	3,570	130,555

Kronos Worldwide, Inc.	3,230	22,287

Linde plc	12,240	4,677,638

Livent Corp.* (a)	7,182	104,785

LSB Industries, Inc.* (a)	13,770	125,445

LyondellBasell Industries NV, Class A	7,695	694,397

Mativ Holdings, Inc.(a)	5,780	75,718

See Accompanying Notes to the Financial Statements.

148	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Minerals Technologies, Inc.	3,060	$165,424

Mosaic Co. (The)	11,730	380,990

NewMarket Corp.(a)	510	245,896

Olin Corp.	5,270	225,134

Perimeter Solutions SA* (a)	19,210	61,472

PPG Industries, Inc.	5,270	646,998

PureCycle Technologies, Inc.* (a)	29,750	132,387

Quaker Chemical Corp.	855	122,881

RPM International, Inc.	2,736	249,715

Scotts Miracle-Gro Co. (The)(a)	3,400	151,096

Sensient Technologies Corp.(a)	2,210	124,688

Sherwin-Williams Co. (The)	5,610	1,336,358

Stepan Co.	1,530	114,444

Trinseo plc	4,250	26,308

Tronox Holdings plc(a)	21,546	230,327

Westlake Corp.(a)	510	58,834
		21,459,730

Commercial Services & Supplies – 0.8%

ABM Industries, Inc.(a)	12,240	481,522

ACCO Brands Corp.	28,900	146,234

ACV Auctions, Inc., Class A* (a)	7,820	104,241

Brady Corp., Class A	1,026	52,798

BrightView Holdings, Inc.*	7,011	47,254

Brink’s Co. (The)	9,918	663,117

Casella Waste Systems, Inc., Class A* (a)	2,052	154,823

Cimpress plc*	5,100	304,317

Cintas Corp.	2,052	1,040,610

Clean Harbors, Inc.* (a)	1,870	287,363

Copart, Inc.*	21,760	946,995

CoreCivic, Inc.*	17,000	215,900

Deluxe Corp.(a)	10,370	176,809

Ennis, Inc.(a)	4,590	98,042

Enviri Corp.* (a)	21,250	121,975

GEO Group, Inc. (The)* (a)	22,780	199,097

Healthcare Services Group, Inc.	6,290	59,755

Investments	Shares	Value

Commercial Services & Supplies – (continued)

HNI Corp.	3,420	$118,640

Interface, Inc., Class A	21,590	191,935

Liquidity Services, Inc.*	513	9,886

Matthews International Corp., Class A(a)	3,400	120,496

MillerKnoll, Inc.(a)	21,590	507,365

Montrose Environmental Group, Inc.*	2,890	66,817

MSA Safety, Inc.(a)	2,210	348,915

OPENLANE, Inc.*	3,060	41,096

Republic Services, Inc., Class A	5,130	761,754

Rollins, Inc.	6,327	237,958

SP Plus Corp.*	3,230	163,212

Steelcase, Inc., Class A(a)	30,260	330,137

Stericycle, Inc.* (a)	5,440	224,346

Tetra Tech, Inc.(a)	1,710	258,056

UniFirst Corp.(a)	1,026	168,705

Viad Corp.* (a)	2,223	53,863

Waste Management, Inc.	9,234	1,517,423
		10,221,456

Communications Equipment – 0.8%

ADTRAN Holdings, Inc.(a)	22,270	146,314

Arista Networks, Inc.*	6,120	1,226,264

Calix, Inc.*	3,591	118,934

Ciena Corp.* (a)	6,120	258,264

Cisco Systems, Inc.	122,060	6,362,988

CommScope Holding Co., Inc.*	56,950	84,286

Digi International, Inc.* (a)	3,420	86,116

Extreme Networks, Inc.* (a)	9,350	192,797

F5, Inc.*	1,368	207,375

Harmonic, Inc.* (a)	2,565	27,676

Infinera Corp.* (a)	6,669	19,540

Juniper Networks, Inc.	10,370	279,160

Lumentum Holdings, Inc.* (a)	1,190	46,660

Motorola Solutions, Inc.	4,275	1,190,417

NetScout Systems, Inc.* (a)	5,359	116,987

Viasat, Inc.* (a)	15,810	291,537

Viavi Solutions, Inc.*	6,630	51,581
		10,706,896

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	149

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction & Engineering – 0.4%

AECOM(a)	4,330	$331,462

Ameresco, Inc., Class A* (a)	1,197	31,302

API Group Corp.* (a)	6,630	171,518

Arcosa, Inc.	1,368	94,488

Argan, Inc.	1,710	78,215

Comfort Systems USA, Inc.(a)	2,040	370,974

Construction Partners, Inc., Class A*	855	32,875

Dycom Industries, Inc.* (a)	1,368	116,526

EMCOR Group, Inc.	1,530	316,174

Fluor Corp.*	5,814	193,548

Granite Construction, Inc.(a)	3,420	138,442

IES Holdings, Inc.*	1,870	116,370

MasTec, Inc.*	3,570	212,201

MDU Resources Group, Inc.	42,221	785,733

MYR Group, Inc.*	1,360	157,529

Primoris Services Corp.	10,431	313,556

Quanta Services, Inc.(a)	3,910	653,439

Sterling Infrastructure, Inc.* (a)	5,985	436,007

Valmont Industries, Inc.	850	167,373

WillScot Mobile Mini Holdings Corp.*	6,815	268,579
		4,986,311

Construction Materials – 0.1%

Eagle Materials, Inc.	1,710	263,186

Martin Marietta Materials, Inc.	1,539	629,359

Summit Materials, Inc., Class A*	5,050	166,145

Vulcan Materials Co.(a)	3,078	604,796
		1,663,486

Consumer Finance – 0.7%

Ally Financial, Inc.(a)	11,050	267,300

American Express Co.	17,510	2,556,985

Bread Financial Holdings, Inc.	11,900	321,657

Capital One Financial Corp.	12,335	1,249,412

Credit Acceptance Corp.*	286	115,095

Discover Financial Services	7,820	641,866

Investments	Shares	Value

Consumer Finance – (continued)

Encore Capital Group, Inc.* (a)	6,290	$237,007

Enova International, Inc.*	7,353	293,238

EZCORP, Inc., Class A* (a)	3,400	27,880

FirstCash Holdings, Inc.	1,368	149,003

Green Dot Corp., Class A* (a)	13,940	155,849

LendingClub Corp.*	6,290	32,645

Navient Corp.(a)	23,256	370,003

Nelnet, Inc., Class A	1,530	129,759

NerdWallet, Inc., Class A* (a)	10,540	113,621

OneMain Holdings, Inc.	25,500	916,215

PROG Holdings, Inc.* (a)	7,650	209,533

SLM Corp.	55,590	722,670

SoFi Technologies, Inc.* (a)	43,350	327,293

Synchrony Financial	10,030	281,342

Upstart Holdings, Inc.* (a)	4,080	98,042

World Acceptance Corp.*	342	33,728
		9,250,143

Consumer Staples Distribution & Retail – 1.5%

Albertsons Cos., Inc., Class A	8,670	188,139

Andersons, Inc. (The)	6,800	340,884

BJ’s Wholesale Club Holdings, Inc.* (a)	4,185	285,082

Casey’s General Stores, Inc.(a)	1,190	323,573

Chefs’ Warehouse, Inc. (The)*	3,570	67,937

Costco Wholesale Corp.	11,050	6,104,462

Dollar General Corp.	5,100	607,104

Dollar Tree, Inc.* (a)	4,930	547,674

Grocery Outlet Holding Corp.* (a)	2,907	80,437

Ingles Markets, Inc., Class A(a)	1,360	109,099

Kroger Co. (The)	21,080	956,400

Performance Food Group Co.*	3,740	216,022

PriceSmart, Inc.	342	21,371

SpartanNash Co.	8,160	183,518

Sprouts Farmers Market, Inc.* (a)	24,310	1,021,506

See Accompanying Notes to the Financial Statements.

150	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Consumer Staples Distribution & Retail – (continued)

Sysco Corp.	12,312	$818,625

Target Corp.	14,280	1,582,081

United Natural Foods, Inc.*	13,600	198,288

US Foods Holding Corp.*	7,140	278,032

Walgreens Boots Alliance, Inc.(a)	20,400	430,032

Walmart, Inc.	34,680	5,667,059

Weis Markets, Inc.(a)	1,676	109,108
		20,136,433

Containers & Packaging – 0.6%

Amcor plc	34,510	306,794

AptarGroup, Inc.	2,210	270,217

Avery Dennison Corp.	1,710	297,660

Ball Corp.(a)	9,180	442,017

Berry Global Group, Inc.	25,330	1,393,150

Crown Holdings, Inc.	4,250	342,550

Graphic Packaging Holding Co.(a)	63,410	1,363,949

Greif, Inc., Class A(a)	5,643	358,331

Greif, Inc., Class B	170	10,890

International Paper Co.	7,990	269,503

Myers Industries, Inc.	171	2,868

O-I Glass, Inc.* (a)	29,920	462,264

Packaging Corp. of America	2,907	444,916

Pactiv Evergreen, Inc.	13,260	114,301

Sealed Air Corp.	4,590	141,326

Silgan Holdings, Inc.(a)	5,440	217,926

Sonoco Products Co.(a)	20,060	1,039,309

TriMas Corp.(a)	1,368	33,119

Westrock Co.	5,440	195,459
		7,706,549

Distributors – 0.1%

Genuine Parts Co.	3,910	503,843

LKQ Corp.	9,234	405,557

Pool Corp.(a)	1,190	375,766
		1,285,166

Diversified Consumer Services – 0.2%

Adtalem Global Education, Inc.* (a)	4,080	211,344

Bright Horizons Family Solutions, Inc.* (a)	3,400	251,804

Investments	Shares	Value

Diversified Consumer Services – (continued)

Coursera, Inc.*	7,820	$135,599

Duolingo, Inc., Class A* (a)	1,020	148,971

Frontdoor, Inc.*	2,380	68,853

Graham Holdings Co., Class B	855	494,806

Grand Canyon Education, Inc.*	1,190	140,813

H&R Block, Inc.(a)	9,010	369,861

Laureate Education, Inc.	9,180	129,805

OneSpaWorld Holdings Ltd.* (a)	8,721	91,396

Perdoceo Education Corp.	11,970	216,537

Rover Group, Inc., Class A* (a)	18,360	118,422

Service Corp. International(a)	4,446	241,951

Strategic Education, Inc.(a)	1,710	140,750

Stride, Inc.* (a)	3,719	204,471

Udemy, Inc.* (a)	1,368	12,216
		2,977,599

Diversified REITs – 0.1%

Alexander & Baldwin, Inc., REIT	2,907	45,931

Armada Hoffler Properties, Inc., REIT	1,360	13,546

Broadstone Net Lease, Inc., REIT	2,890	40,893

Empire State Realty Trust, Inc., Class A, REIT(a)	15,470	125,152

Essential Properties Realty Trust, Inc., REIT(a)	8,037	176,412

Global Net Lease, Inc., REIT(a)	48,791	387,401

WP Carey, Inc., REIT	5,440	291,856
		1,081,191

Diversified Telecommunication Services – 0.7%

Anterix, Inc.* (a)	3,230	98,483

AT&T, Inc.	210,800	3,246,320

ATN International, Inc.	680	21,046

Cogent Communications Holdings, Inc.	3,060	198,839

Consolidated Communications Holdings, Inc.*	12,996	54,193

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	151

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – (continued)

EchoStar Corp., Class A*	6,290	$87,179

Frontier Communications Parent, Inc.* (a)	15,640	280,269

Iridium Communications, Inc.	6,840	253,422

Liberty Latin America Ltd., Class A*	10,880	74,310

Liberty Latin America Ltd., Class C*	15,300	104,805

Lumen Technologies, Inc.* (a)	159,290	232,563

Verizon Communications, Inc.	124,950	4,389,494
		9,040,923

Electric Utilities – 1.3%

ALLETE, Inc.	1,700	91,018

Alliant Energy Corp.	7,182	350,410

American Electric Power Co., Inc.	15,980	1,207,129

Constellation Energy Corp.	7,480	844,642

Duke Energy Corp.	23,970	2,130,693

Edison International	10,710	675,373

Entergy Corp.	5,950	568,760

Evergy, Inc.	5,950	292,383

Eversource Energy	7,140	384,061

Exelon Corp.	26,520	1,032,689

FirstEnergy Corp.(a)	16,758	596,585

Hawaiian Electric Industries, Inc.	6,156	79,905

IDACORP, Inc.(a)	2,736	259,126

MGE Energy, Inc.	1,026	73,492

NextEra Energy, Inc.	51,000	2,973,300

NRG Energy, Inc.(a)	8,721	369,596

OGE Energy Corp.	7,728	264,298

Otter Tail Corp.(a)	3,060	235,436

PG&E Corp.*	58,480	953,224

Pinnacle West Capital Corp.	3,591	266,380

PNM Resources, Inc.	4,788	202,341

Portland General Electric Co.	5,610	224,512

PPL Corp.	15,810	388,452

Southern Co. (The)	32,640	2,196,672

Xcel Energy, Inc.	13,770	816,148
		17,476,625

Investments	Shares	Value

Electrical Equipment – 0.8%

Acuity Brands, Inc.(a)	1,870	$302,884

AMETEK, Inc.	5,270	741,858

Array Technologies, Inc.* (a)	4,080	70,706

Atkore, Inc.* (a)	8,840	1,098,635

Blink Charging Co.* (a)	17,680	42,078

Bloom Energy Corp., Class A* (a)	15,130	157,352

ChargePoint Holdings, Inc.* (a)	1,190	3,023

Eaton Corp. plc	9,747	2,026,499

Emerson Electric Co.	14,790	1,315,866

Encore Wire Corp.(a)	3,933	703,338

EnerSys	1,026	87,805

Enovix Corp.* (a)	10,030	89,367

Fluence Energy, Inc., Class A* (a)	6,669	115,507

FREYR Battery SA* (a)	25,840	82,946

FuelCell Energy, Inc.* (a)	42,330	46,140

Generac Holdings, Inc.* (a)	3,230	271,546

Hubbell, Inc., Class B	1,197	323,310

NEXTracker, Inc., Class A* (a)	3,060	106,366

nVent Electric plc	9,010	433,651

Plug Power, Inc.* (a)	29,920	176,229

Preformed Line Products Co.	170	23,010

Regal Rexnord Corp.(a)	2,052	242,977

Rockwell Automation, Inc.	2,736	719,048

Sensata Technologies Holding plc	6,460	205,945

Shoals Technologies Group, Inc., Class A* (a)	6,290	96,615

Stem, Inc.* (a)	35,360	119,517

SunPower Corp.* (a)	5,985	25,556

Sunrun, Inc.* (a)	43,931	423,934

Vertiv Holdings Co., Class A	13,430	527,396

Vicor Corp.* (a)	2,210	85,616
		10,664,720

Electronic Equipment, Instruments & Components – 1.2%

Advanced Energy Industries, Inc.(a)	1,026	89,529

Amphenol Corp., Class A	13,940	1,122,867

Arrow Electronics, Inc.*	11,730	1,330,299

See Accompanying Notes to the Financial Statements.

152	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electronic Equipment, Instruments & Components – (continued)

Avnet, Inc.	19,836	$919,002

Badger Meter, Inc.	1,870	259,088

Bel Fuse, Inc., Class B	680	36,842

Belden, Inc.	2,720	192,848

Benchmark Electronics, Inc.	8,208	198,716

CDW Corp.	3,078	616,831

Cognex Corp.(a)	5,270	189,667

Coherent Corp.*	28,221	835,329

Corning, Inc.	21,250	568,650

Crane NXT Co.(a)	9,180	477,360

CTS Corp.	855	31,986

ePlus, Inc.*	6,460	403,750

Fabrinet* (a)	2,052	318,060

Flex Ltd.*	17,271	444,210

Insight Enterprises, Inc.* (a)	6,970	998,801

IPG Photonics Corp.*	2,040	175,236

Itron, Inc.*	1,881	107,744

Jabil, Inc.(a)	4,760	584,528

Keysight Technologies, Inc.*	4,446	542,634

Kimball Electronics, Inc.*	3,400	89,080

Knowles Corp.* (a)	2,565	33,319

Lightwave Logic, Inc.* (a)	855	3,873

Littelfuse, Inc.	1,020	221,003

Methode Electronics, Inc.	3,400	77,758

Mirion Technologies, Inc., Class A* (a)	28,390	196,743

nLight, Inc.*	8,160	67,973

Novanta, Inc.*	1,881	248,405

OSI Systems, Inc.*	510	53,178

PC Connection, Inc.	171	9,162

Plexus Corp.* (a)	680	66,858

Rogers Corp.*	680	83,565

Sanmina Corp.* (a)	13,260	674,536

ScanSource, Inc.*	3,933	119,563

SmartRent, Inc., Class A* (a)	33,490	80,711

TD SYNNEX Corp.	684	62,709

TE Connectivity Ltd.	8,500	1,001,725

Teledyne Technologies, Inc.*	1,197	448,384

Trimble, Inc.*	6,156	290,132

TTM Technologies, Inc.*	20,691	237,740

Investments	Shares	Value

Electronic Equipment, Instruments & Components – (continued)

Vishay Intertechnology, Inc.(a)	25,308	$562,850

Vontier Corp.	33,150	979,914

Zebra Technologies Corp., Class A* (a)	1,190	249,222
		16,302,380

Energy Equipment & Services – 0.8%

Archrock, Inc.	12,825	162,493

Atlas Energy Solutions, Inc.(a)	2,720	49,531

Baker Hughes Co., Class A	22,572	776,928

Cactus, Inc., Class A(a)	4,275	200,669

ChampionX Corp.(a)	11,220	345,576

Dril-Quip, Inc.*	171	3,704

Halliburton Co.	27,710	1,090,111

Helix Energy Solutions Group, Inc.*	13,940	136,612

Helmerich & Payne, Inc.(a)	23,630	935,039

Liberty Energy, Inc., Class A(a)	38,930	766,921

Nabors Industries Ltd.*	850	83,019

NOV, Inc.	21,760	434,330

Oceaneering International, Inc.*	8,330	183,177

Oil States International, Inc.*	513	3,724

Patterson-UTI Energy, Inc.(a)	75,835	963,105

ProPetro Holding Corp.* (a)	27,370	286,838

RPC, Inc.(a)	12,240	101,837

Schlumberger NV	41,820	2,327,701

Select Water Solutions, Inc., Class A	12,410	92,330

Tidewater, Inc.* (a)	1,360	92,956

Transocean Ltd.* (a)	143,310	948,712

US Silica Holdings, Inc.*	17,000	205,190

Valaris Ltd.*	1,700	112,268

Weatherford International plc* (a)	4,080	379,807
		10,682,578

Entertainment – 1.0%

AMC Entertainment Holdings, Inc., Class A*	271	2,894

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	153

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Entertainment – (continued)

Atlanta Braves Holdings, Inc., Class C* (a)	203	$7,060

Cinemark Holdings, Inc.* (a)	9,860	162,591

Electronic Arts, Inc.	6,120	757,595

Endeavor Group Holdings, Inc., Class A	10,200	232,152

IMAX Corp.*	1,881	34,253

Liberty Media Corp-Liberty Formula One, Class A*	1,710	98,411

Liberty Media Corp-Liberty Formula One, Class C*	5,301	342,922

Lions Gate Entertainment Corp., Class B*	10,200	76,092

Live Nation Entertainment, Inc.*	4,420	353,688

Madison Square Garden Sports Corp.*	510	85,751

Netflix, Inc.*	11,050	4,549,175

Playtika Holding Corp.*	8,670	72,828

ROBLOX Corp., Class A* (a)	10,880	346,093

Roku, Inc., Class A* (a)	5,440	324,061

Sphere Entertainment Co.*	6,630	218,193

Take-Two Interactive Software, Inc.*	4,250	568,438

TKO Group Holdings, Inc.(a)	2,380	195,112

Walt Disney Co. (The)*	44,710	3,647,889

Warner Bros Discovery, Inc.*	72,760	723,234

Warner Music Group Corp., Class A	4,080	127,704
		12,926,136

Financial Services – 4.1%

Affirm Holdings, Inc., Class A* (a)	47,940	844,223

A-Mark Precious Metals, Inc.(a)	2,736	74,091

Apollo Global Management, Inc.	14,280	1,105,843

AvidXchange Holdings, Inc.* (a)	14,620	126,317

Berkshire Hathaway, Inc., Class B*	55,590	18,974,535

Block, Inc., Class A*	11,900	478,975

Investments	Shares	Value

Financial Services – (continued)

Cantaloupe, Inc.*	2,550	$16,779

Compass Diversified Holdings	3,740	64,253

Enact Holdings, Inc.	3,570	98,389

Equitable Holdings, Inc.	12,750	338,768

Essent Group Ltd.(a)	21,590	1,019,912

Euronet Worldwide, Inc.*	1,870	143,691

EVERTEC, Inc.(a)	5,100	162,078

Federal Agricultural Mortgage Corp., Class C	1,020	151,531

Fidelity National Information Services, Inc.	17,340	851,567

Fiserv, Inc.*	19,040	2,165,800

FleetCor Technologies, Inc.*	1,530	344,510

Flywire Corp.* (a)	5,270	141,710

Global Payments, Inc.	7,310	776,468

International Money Express, Inc.*	2,394	38,208

Jack Henry & Associates, Inc.(a)	1,881	265,202

Jackson Financial, Inc., Class A(a)	13,770	505,497

Marqeta, Inc., Class A*	24,820	128,319

Mastercard, Inc., Class A	20,570	7,741,520

Merchants Bancorp(a)	3,078	92,001

MGIC Investment Corp.	58,480	984,803

Mr Cooper Group, Inc.*	16,320	922,570

NMI Holdings, Inc., Class A*	18,810	514,454

PayPal Holdings, Inc.*	31,960	1,655,528

PennyMac Financial Services, Inc.(a)	7,480	502,656

Radian Group, Inc.(a)	36,908	935,249

Remitly Global, Inc.* (a)	8,840	238,061

Repay Holdings Corp., Class A* (a)	27,370	163,946

Rocket Cos., Inc., Class A* (a)	7,140	52,765

Shift4 Payments, Inc., Class A* (a)	2,040	90,821

Toast, Inc., Class A* (a)	13,600	217,464

Visa, Inc., Class A(a)	39,950	9,392,245

Voya Financial, Inc.(a)	21,930	1,464,266

Walker & Dunlop, Inc.(a)	6,630	429,624

See Accompanying Notes to the Financial Statements.

154	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Financial Services – (continued)

Western Union Co. (The)	75,140	$848,331

WEX, Inc.*	1,530	254,714
		55,317,684

Food Products – 0.9%

Archer-Daniels-Midland Co.	17,000	1,216,690

B&G Foods, Inc.(a)	7,650	61,736

Beyond Meat, Inc.* (a)	8,500	50,745

Bunge Ltd.	3,910	414,382

Calavo Growers, Inc.	171	4,333

Cal-Maine Foods, Inc.(a)	7,480	338,919

Campbell Soup Co.(a)	5,985	241,854

Conagra Brands, Inc.	15,048	411,713

Darling Ingredients, Inc.*	4,446	196,913

Flowers Foods, Inc.	11,286	247,502

Freshpet, Inc.* (a)	2,210	126,854

General Mills, Inc.	15,640	1,020,354

Hershey Co. (The)	3,420	640,737

Hormel Foods Corp.	5,440	177,072

Hostess Brands, Inc., Class A*	3,910	130,594

Ingredion, Inc.	13,851	1,296,177

J & J Snack Foods Corp.(a)	1,197	187,462

J M Smucker Co. (The)	3,060	348,350

John B Sanfilippo & Son, Inc.	1,190	121,689

Kellogg Co.	6,120	308,876

Kraft Heinz Co. (The)	22,780	716,659

Lamb Weston Holdings, Inc.	3,591	322,472

Lancaster Colony Corp.	1,190	201,312

McCormick & Co., Inc. (Non-Voting)	5,440	347,616

Mondelez International, Inc., Class A	34,510	2,284,907

Pilgrim’s Pride Corp.*	5,270	134,385

Post Holdings, Inc.* (a)	3,078	247,102

Seaboard Corp.(a)	62	217,431

Simply Good Foods Co. (The)* (a)	2,394	89,272

Tootsie Roll Industries, Inc.	2,455	76,376

TreeHouse Foods, Inc.*	1,020	42,524

Tyson Foods, Inc., Class A	7,140	330,939

Utz Brands, Inc.(a)	7,353	89,633
		12,643,580

Investments	Shares	Value

Gas Utilities – 0.2%

Atmos Energy Corp.(a)	3,078	$331,377

Chesapeake Utilities Corp.(a)	513	45,457

National Fuel Gas Co.	21,590	1,100,011

New Jersey Resources Corp.	5,780	234,552

ONE Gas, Inc.(a)	3,420	206,568

Southwest Gas Holdings, Inc.	2,223	130,290

Spire, Inc.(a)	3,570	198,599

UGI Corp.(a)	49,640	1,032,512
		3,279,366

Ground Transportation – 1.0%

ArcBest Corp.(a)	4,788	521,317

Avis Budget Group, Inc.*	1,020	166,056

CSX Corp.	52,139	1,556,349

Heartland Express, Inc.(a)	5,301	61,810

Hertz Global Holdings, Inc.* (a)	23,800	200,634

JB Hunt Transport Services, Inc.(a)	2,052	352,677

Knight-Swift Transportation Holdings, Inc., Class A	4,446	217,365

Landstar System, Inc.(a)	1,710	281,774

Lyft, Inc., Class A*	19,210	176,156

Marten Transport Ltd.	2,565	45,093

Norfolk Southern Corp.	6,460	1,232,503

Old Dominion Freight Line, Inc.	2,394	901,724

RXO, Inc.*	850	14,883

Ryder System, Inc.	9,918	967,402

Saia, Inc.* (a)	1,197	429,113

Schneider National, Inc., Class B(a)	7,140	180,856

Uber Technologies, Inc.*	52,360	2,266,141

U-Haul Holding Co.* (a)	171	8,399

U-Haul Holding Co.	2,040	96,308

Union Pacific Corp.	14,960	3,105,846

Werner Enterprises, Inc.	13,090	475,429

XPO, Inc.*	5,270	399,519
		13,657,354

Health Care Equipment & Supplies – 2.0%

Abbott Laboratories	41,990	3,970,155

Align Technology, Inc.*	1,870	345,183

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	155

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Equipment & Supplies – (continued)

Alphatec Holdings, Inc.* (a)	171	$1,570

AtriCure, Inc.*	3,740	129,554

Avanos Medical, Inc.*	1,026	18,837

Axonics, Inc.* (a)	2,736	140,111

Baxter International, Inc.	14,790	479,640

Becton Dickinson & Co.	7,140	1,804,849

Boston Scientific Corp.*	36,380	1,862,292

CONMED Corp.(a)	2,040	198,818

Cooper Cos., Inc. (The)	1,197	373,165

Dentsply Sirona, Inc.	7,480	227,467

Dexcom, Inc.*	9,576	850,636

Edwards Lifesciences Corp.*	15,300	974,916

Enovis Corp.* (a)	3,740	171,682

Envista Holdings Corp.* (a)	8,840	205,707

Establishment Labs Holdings, Inc.* (a)	1,368	40,055

GE HealthCare Technologies, Inc.(a)	9,690	645,063

Glaukos Corp.* (a)	2,394	163,271

Globus Medical, Inc., Class A* (a)	3,751	171,458

Haemonetics Corp.*	2,736	233,189

Hologic, Inc.*	6,970	461,205

ICU Medical, Inc.* (a)	510	50,011

IDEXX Laboratories, Inc.*	2,040	814,919

Inari Medical, Inc.* (a)	3,230	196,093

Inspire Medical Systems, Inc.*	1,368	201,315

Insulet Corp.*	1,539	204,025

Integer Holdings Corp.* (a)	855	69,400

Integra LifeSciences Holdings Corp.* (a)	1,530	55,019

Intuitive Surgical, Inc.*	8,840	2,318,025

iRhythm Technologies, Inc.* (a)	1,870	146,832

Lantheus Holdings, Inc.*	4,167	269,188

LeMaitre Vascular, Inc.	171	8,307

LivaNova plc*	2,040	100,062

Masimo Corp.* (a)	1,700	137,921

Medtronic plc	39,270	2,770,891

Merit Medical Systems, Inc.*	1,700	116,858

Neogen Corp.* (a)	12,070	179,722

Investments	Shares	Value

Health Care Equipment & Supplies – (continued)

Novocure Ltd.* (a)	2,394	$31,840

Omnicell, Inc.*	2,210	78,543

OrthoPediatrics Corp.* (a)	2,550	62,373

Penumbra, Inc.* (a)	1,190	227,469

PROCEPT BioRobotics Corp.* (a)	1,710	45,811

Pulmonx Corp.* (a)	7,480	65,749

QuidelOrtho Corp.*	1,360	83,069

ResMed, Inc.	3,420	482,972

Shockwave Medical, Inc.*	1,190	245,449

STAAR Surgical Co.*	510	21,328

STERIS plc(a)	2,736	574,505

Stryker Corp.	8,330	2,250,933

Tandem Diabetes Care, Inc.* (a)	5,950	102,935

Teleflex, Inc.(a)	850	157,038

TransMedics Group, Inc.* (a)	1,368	51,273

Treace Medical Concepts, Inc.*	2,394	24,012

Zimmer Biomet Holdings, Inc.	5,643	589,186
		26,201,896

Health Care Providers & Services – 2.9%

Acadia Healthcare Co., Inc.*	3,060	224,941

Accolade, Inc.*	9,350	60,775

AdaptHealth Corp., Class A* (a)	23,290	170,716

Addus HomeCare Corp.* (a)	1,020	80,478

Agiliti, Inc.* (a)	342	1,925

agilon health, Inc.* (a)	4,420	79,560

Amedisys, Inc.*	1,700	155,533

AMN Healthcare Services, Inc.* (a)	9,234	700,491

Apollo Medical Holdings, Inc.* (a)	2,720	84,891

Brookdale Senior Living, Inc.* (a)	49,745	194,503

Cardinal Health, Inc.	8,670	788,970

Cencora, Inc.(a)	4,959	918,159

Centene Corp.*	17,680	1,219,566

Chemed Corp.(a)	342	192,426

Cigna Group (The)	9,350	2,891,020

See Accompanying Notes to the Financial Statements.

156	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Providers & Services – (continued)

Community Health Systems, Inc.* (a)	24,795	$53,061

Cross Country Healthcare, Inc.*	7,353	170,296

CVS Health Corp.	38,760	2,674,828

DaVita, Inc.* (a)	2,380	183,807

Elevance Health, Inc.	7,353	3,309,512

Encompass Health Corp.	3,570	223,339

Ensign Group, Inc. (The)(a)	1,870	180,642

Guardant Health, Inc.*	6,120	158,386

HCA Healthcare, Inc.	5,950	1,345,533

HealthEquity, Inc.* (a)	3,762	269,660

Henry Schein, Inc.*	4,275	277,790

Humana, Inc.	3,740	1,958,601

Laboratory Corp. of America Holdings	2,907	580,615

McKesson Corp.	4,250	1,935,280

ModivCare, Inc.* (a)	170	7,181

Molina Healthcare, Inc.*	1,530	509,414

National Research Corp.(a)	2,223	93,944

NeoGenomics, Inc.* (a)	3,249	45,551

OPKO Health, Inc.* (a)	134,980	168,725

Option Care Health, Inc.*	9,234	256,059

Owens & Minor, Inc.* (a)	12,580	180,271

Patterson Cos., Inc.	18,639	567,744

Pediatrix Medical Group, Inc.* (a)	23,800	272,748

Premier, Inc., Class A(a)	22,270	428,029

Privia Health Group, Inc.* (a)	5,440	114,349

Progyny, Inc.*	3,570	110,170

Quest Diagnostics, Inc.	3,400	442,340

R1 RCM, Inc.* (a)	3,933	46,370

RadNet, Inc.*	1,026	27,661

Select Medical Holdings Corp.(a)	4,080	92,738

Surgery Partners, Inc.*	3,249	75,149

Tenet Healthcare Corp.* (a)	23,290	1,250,673

UnitedHealth Group, Inc.	22,780	12,200,057

Universal Health Services, Inc., Class B	1,870	235,414

US Physical Therapy, Inc.	171	14,383
		38,224,274

Investments	Shares	Value

Health Care REITs – 0.2%

CareTrust REIT, Inc., REIT	7,182	$154,557

Community Healthcare Trust, Inc., REIT(a)	3,230	92,604

Healthcare Realty Trust, Inc., Class A, REIT(a)	13,770	197,600

Healthpeak Properties, Inc., REIT	17,850	277,567

Medical Properties Trust, Inc., REIT(a)	117,640	562,319

National Health Investors, Inc., REIT	680	34,027

Omega Healthcare Investors, Inc., REIT(a)	8,500	281,350

Physicians Realty Trust, REIT(a)	16,490	179,081

Sabra Health Care REIT, Inc., REIT	11,220	153,041

Ventas, Inc., REIT	9,520	404,219

Welltower, Inc., REIT	12,070	1,009,173
		3,345,538

Health Care Technology – 0.1%

Doximity, Inc., Class A* (a)	7,310	149,343

Evolent Health, Inc., Class A* (a)	5,780	141,205

Health Catalyst, Inc.*	10,200	76,398

HealthStream, Inc.	171	4,344

Multiplan Corp.* (a)	63,070	106,588

NextGen Healthcare, Inc.*	513	12,271

Phreesia, Inc.* (a)	4,590	62,699

Teladoc Health, Inc.* (a)	3,570	59,048

Veeva Systems, Inc., Class A*	3,570	687,975

Veradigm, Inc.* (a)	9,442	124,540
		1,424,411

Hotel & Resort REITs – 0.2%

Apple Hospitality REIT, Inc., REIT(a)	6,290	98,627

Chatham Lodging Trust, REIT	7,011	64,852

DiamondRock Hospitality Co., REIT(a)	17,606	136,094

Host Hotels & Resorts, Inc., REIT	16,245	251,473

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	157

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Hotel & Resort REITs – (continued)

Park Hotels & Resorts, Inc., REIT(a)	15,597	$179,833

Pebblebrook Hotel Trust, REIT(a)	31,620	377,227

RLJ Lodging Trust, REIT	15,470	145,418

Ryman Hospitality Properties, Inc., REIT(a)	3,249	278,114

Service Properties Trust, REIT	37,740	273,615

Summit Hotel Properties, Inc., REIT(a)	38,930	219,565

Sunstone Hotel Investors, Inc., REIT(a)	8,550	79,515

Xenia Hotels & Resorts, Inc., REIT(a)	9,601	111,660
		2,215,993

Hotels, Restaurants & Leisure – 2.0%

Airbnb, Inc., Class A*	10,030	1,186,449

Aramark	5,814	156,571

Bally’s Corp.* (a)	6,120	55,814

BJ’s Restaurants, Inc.*	2,052	52,778

Bloomin’ Brands, Inc.(a)	17,271	403,105

Booking Holdings, Inc.*	850	2,371,126

Boyd Gaming Corp.	3,933	217,298

Brinker International, Inc.* (a)	7,650	259,488

Caesars Entertainment, Inc.*	6,970	278,033

Carnival Corp.* (a)	25,330	290,282

Cheesecake Factory, Inc. (The)(a)	3,060	95,074

Chipotle Mexican Grill, Inc., Class A*	684	1,328,465

Choice Hotels International, Inc.	1,026	113,373

Churchill Downs, Inc.(a)	1,710	187,826

Cracker Barrel Old Country Store, Inc.(a)	1,020	67,687

Darden Restaurants, Inc.	2,736	398,170

Dave & Buster’s Entertainment, Inc.* (a)	3,740	130,676

Denny’s Corp.* (a)	1,539	13,266

Dine Brands Global, Inc.	3,570	175,965

Domino’s Pizza, Inc.	680	230,513

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

DoorDash, Inc., Class A* (a)	6,460	$484,177

DraftKings, Inc., Class A*	14,110	389,718

Dutch Bros, Inc., Class A*	2,720	66,205

Everi Holdings, Inc.*	7,695	83,029

Expedia Group, Inc.*	3,910	372,584

Hilton Grand Vacations, Inc.* (a)	17,955	645,482

Hilton Worldwide Holdings, Inc.	6,327	958,730

Hyatt Hotels Corp., Class A(a)	2,890	296,052

Jack in the Box, Inc.(a)	342	21,608

Las Vegas Sands Corp.	7,140	338,864

Life Time Group Holdings, Inc.*	7,480	88,414

Light & Wonder, Inc.* (a)	5,270	385,290

Lindblad Expeditions Holdings, Inc.*	8,500	52,870

Marriott International, Inc., Class A	6,630	1,250,153

Marriott Vacations Worldwide Corp.	2,210	198,591

McDonald’s Corp.	18,126	4,752,094

MGM Resorts International(a)	9,010	314,629

Norwegian Cruise Line Holdings Ltd.* (a)	14,110	191,896

Papa John’s International, Inc.(a)	510	33,160

Penn Entertainment, Inc.* (a)	29,920	590,322

Planet Fitness, Inc., Class A*	3,910	216,106

Red Rock Resorts, Inc., Class A(a)	2,052	81,157

Royal Caribbean Cruises Ltd.* (a)	6,970	590,568

Sabre Corp.*	57,460	201,110

SeaWorld Entertainment, Inc.*	3,230	139,148

Shake Shack, Inc., Class A*	680	38,107

Six Flags Entertainment Corp.*	18,530	368,747

Starbucks Corp.	27,370	2,524,609

Sweetgreen, Inc., Class A* (a)	9,180	94,829

See Accompanying Notes to the Financial Statements.

158	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Hotels, Restaurants & Leisure – (continued)

Texas Roadhouse, Inc., Class A	3,910	$397,021

Travel + Leisure Co.	15,810	538,014

Vail Resorts, Inc.(a)	1,026	217,769

Wendy’s Co. (The)(a)	11,220	213,404

Wingstop, Inc.	1,881	343,790

Wyndham Hotels & Resorts, Inc.	3,249	235,228

Wynn Resorts Ltd.(a)	3,060	268,607

Yum! Brands, Inc.	7,480	904,033
		26,898,074

Household Durables – 1.1%

Beazer Homes USA, Inc.* (a)	3,400	82,246

Cavco Industries, Inc.* (a)	1,530	381,750

Century Communities, Inc.	7,182	441,693

Cricut, Inc., Class A(a)	684	5,835

DR Horton, Inc.	9,747	1,017,587

Dream Finders Homes, Inc., Class A* (a)	1,700	33,473

Ethan Allen Interiors, Inc.(a)	4,275	112,261

Garmin Ltd.	4,104	420,783

GoPro, Inc., Class A* (a)	12,750	32,003

Green Brick Partners, Inc.* (a)	7,650	296,055

Helen of Troy Ltd.* (a)	4,930	484,718

Hovnanian Enterprises, Inc., Class A*	340	23,623

Installed Building Products, Inc.	684	76,382

iRobot Corp.*	1,368	45,048

KB Home	18,700	826,540

La-Z-Boy, Inc.(a)	7,866	230,002

Leggett & Platt, Inc.	2,720	63,730

Lennar Corp., Class A	8,160	870,509

Lennar Corp., Class B(a)	513	50,587

LGI Homes, Inc.* (a)	4,959	468,675

M/I Homes, Inc.* (a)	7,182	589,427

MDC Holdings, Inc.(a)	12,312	467,240

Meritage Homes Corp.	8,208	935,876

Mohawk Industries, Inc.*	12,410	997,516

Newell Brands, Inc.	74,630	501,514

NVR, Inc.*	104	562,912

Investments	Shares	Value

Household Durables – (continued)

PulteGroup, Inc.	7,820	$575,474

Skyline Champion Corp.*	3,570	209,309

Sonos, Inc.*	6,630	71,471

Taylor Morrison Home Corp., Class A* (a)	24,820	951,102

Tempur Sealy International, Inc.(a)	9,690	386,922

Toll Brothers, Inc.(a)	22,780	1,610,774

TopBuild Corp.*	1,190	272,224

Tri Pointe Homes, Inc.*	24,140	604,948

Vizio Holding Corp., Class A*	10,540	53,649

Whirlpool Corp.(a)	2,052	214,557
		14,968,415

Household Products – 1.0%

Central Garden & Pet Co.* (a)	1,539	67,147

Central Garden & Pet Co., Class A*	4,080	161,935

Church & Dwight Co., Inc.	6,630	602,932

Clorox Co. (The)	3,230	380,171

Colgate-Palmolive Co.	20,060	1,506,907

Energizer Holdings, Inc.(a)	11,730	370,433

Kimberly-Clark Corp.	7,990	955,924

Procter & Gamble Co. (The)	58,650	8,799,260

Reynolds Consumer Products, Inc.(a)	340	8,646

Spectrum Brands Holdings, Inc.	2,720	204,870

WD-40 Co.(a)	340	71,876
		13,130,101

Independent Power and Renewable Electricity Producers – 0.1%

AES Corp. (The)(a)	20,910	311,559

Clearway Energy, Inc., Class A	510	10,389

Clearway Energy, Inc., Class C(a)	1,360	29,525

Ormat Technologies, Inc.(a)	1,530	94,156

Vistra Corp.	13,090	428,305
		873,934

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	159

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Industrial Conglomerates – 0.5%

3M Co.	15,810	$1,437,919

General Electric Co.	26,520	2,880,868

Honeywell International, Inc.	15,810	2,897,341
		7,216,128

Industrial REITs – 0.3%

Americold Realty Trust, Inc., REIT	5,610	147,094

EastGroup Properties, Inc., REIT	1,469	239,814

First Industrial Realty Trust, Inc., REIT	7,182	303,799

Innovative Industrial Properties, Inc., REIT	340	24,422

LXP Industrial Trust, REIT	5,780	45,720

Plymouth Industrial REIT, Inc., REIT(a)	5,440	108,474

Prologis, Inc., REIT	22,928	2,309,996

Rexford Industrial Realty, Inc., REIT(a)	4,617	199,639

STAG Industrial, Inc., REIT(a)	10,200	338,844

Terreno Realty Corp., REIT	3,933	209,550
		3,927,352

Insurance – 2.8%

Aflac, Inc.	17,510	1,367,706

Allstate Corp. (The)	7,140	914,848

Ambac Financial Group, Inc.*	6,630	80,422

American Equity Investment Life Holding Co.(a)	15,130	801,285

American Financial Group, Inc.(a)	2,565	280,508

American International Group, Inc.	22,950	1,407,065

AMERISAFE, Inc.	342	17,432

Aon plc, Class A	5,130	1,587,222

Arch Capital Group Ltd.*	12,410	1,075,699

Argo Group International Holdings Ltd.(a)	8,330	248,567

Arthur J Gallagher & Co.	4,930	1,160,966

Assurant, Inc.	11,560	1,721,284

Assured Guaranty Ltd.	3,910	243,984

Investments	Shares	Value

Insurance – (continued)

Axis Capital Holdings Ltd.	15,390	$878,769

Brighthouse Financial, Inc.*	15,980	723,894

Brown & Brown, Inc.	5,643	391,737

BRP Group, Inc., Class A* (a)	1,539	32,211

Chubb Ltd.	12,920	2,772,890

Cincinnati Financial Corp.	3,762	374,959

CNO Financial Group, Inc.	27,374	634,529

Employers Holdings, Inc.	684	25,992

Enstar Group Ltd.*	2,720	644,558

Erie Indemnity Co., Class A(a)	340	93,905

Everest Group Ltd.	1,026	405,906

F&G Annuities & Life, Inc.(a)	680	20,869

Fidelity National Financial, Inc.	9,918	387,695

First American Financial Corp.	21,717	1,117,122

Genworth Financial, Inc., Class A* (a)	85,850	514,242

Globe Life, Inc.	2,394	278,566

Goosehead Insurance, Inc., Class A* (a)	2,210	143,363

Hanover Insurance Group, Inc. (The)	2,040	239,108

Hartford Financial Services Group, Inc. (The)	10,540	774,163

Horace Mann Educators Corp.	510	16,182

Kemper Corp.(a)	4,420	176,270

Kinsale Capital Group, Inc.(a)	680	227,059

Lincoln National Corp.	37,060	806,796

Loews Corp.	6,970	446,150

Markel Group, Inc.*	422	620,559

Marsh & McLennan Cos., Inc.	12,580	2,385,797

MBIA, Inc.* (a)	5,985	41,177

Mercury General Corp.(a)	8,330	257,230

MetLife, Inc.	20,400	1,224,204

National Western Life Group, Inc., Class A	342	163,784

Old Republic International Corp.	11,050	302,549

Oscar Health, Inc., Class A*	27,370	140,134

See Accompanying Notes to the Financial Statements.

160	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Primerica, Inc.	1,360	$259,978

Principal Financial Group, Inc.(a)	7,820	529,258

ProAssurance Corp.(a)	1,539	26,163

Progressive Corp. (The)	14,790	2,338,151

Prudential Financial, Inc.	11,286	1,031,992

Reinsurance Group of America, Inc.(a)	1,530	228,689

RenaissanceRe Holdings Ltd.	2,040	447,964

RLI Corp.	1,360	181,206

Ryan Specialty Holdings, Inc., Class A* (a)	2,550	110,160

Safety Insurance Group, Inc.	170	12,779

Selective Insurance Group, Inc.	3,570	371,673

SiriusPoint Ltd.* (a)	13,851	136,432

Stewart Information Services Corp.	6,327	276,300

Travelers Cos., Inc. (The)	7,480	1,252,451

Trupanion, Inc.* (a)	510	10,506

Universal Insurance Holdings, Inc.(a)	5,440	85,190

Unum Group	5,780	282,642

W R Berkley Corp.	4,617	311,278

White Mountains Insurance Group Ltd.(a)	170	243,228

Willis Towers Watson plc	2,736	645,395
		36,950,792

Interactive Media & Services – 4.0%

Alphabet, Inc., Class A*	147,390	18,288,151

Alphabet, Inc., Class C*	124,950	15,656,235

Bumble, Inc., Class A* (a)	7,990	107,385

Cargurus, Inc., Class A*	3,910	67,369

Cars.com, Inc.*	6,630	100,975

IAC, Inc.*	15,300	651,015

Match Group, Inc.*	5,270	182,342

Meta Platforms, Inc., Class A*	54,910	16,542,736

Pinterest, Inc., Class A*	13,940	416,527

QuinStreet, Inc.*	1,539	17,406

Shutterstock, Inc.(a)	1,360	55,325

Investments	Shares	Value

Interactive Media & Services – (continued)

Snap, Inc., Class A* (a)	25,330	$253,553

Taboola.com Ltd.* (a)	39,440	144,745

TripAdvisor, Inc.* (a)	5,643	83,291

Vimeo, Inc.*	54,400	167,552

Yelp, Inc., Class A*	4,590	193,652

Ziff Davis, Inc.*	680	41,113

ZipRecruiter, Inc., Class A*	7,140	76,041

ZoomInfo Technologies, Inc., Class A*	7,480	96,941
		53,142,354

IT Services – 1.2%

Accenture plc, Class A	15,810	4,696,993

Akamai Technologies, Inc.*	3,420	353,389

Cloudflare, Inc., Class A*	6,156	348,984

Cognizant Technology Solutions Corp., Class A	16,150	1,041,190

DigitalOcean Holdings, Inc.* (a)	2,380	48,695

DXC Technology Co.* (a)	47,600	960,092

EPAM Systems, Inc.*	1,530	332,882

Fastly, Inc., Class A* (a)	4,760	69,829

Gartner, Inc.*	2,040	677,362

GoDaddy, Inc., Class A* (a)	3,933	288,014

International Business Machines Corp.(a)	27,030	3,909,619

Kyndryl Holdings, Inc.* (a)	48,280	706,336

MongoDB, Inc., Class A*	1,539	530,324

Okta, Inc., Class A*	3,249	219,015

Perficient, Inc.* (a)	2,380	138,492

Snowflake, Inc., Class A*	8,500	1,233,605

Squarespace, Inc., Class A*	1,710	48,581

Twilio, Inc., Class A* (a)	4,420	226,569

VeriSign, Inc.*	2,394	477,986
		16,307,957

Leisure Products – 0.3%

Acushnet Holdings Corp.(a)	1,026	52,285

Brunswick Corp.(a)	15,903	1,104,781

Funko, Inc., Class A* (a)	7,820	60,292

Hasbro, Inc.(a)	4,760	214,914

Malibu Boats, Inc., Class A* (a)	3,762	164,099

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	161

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Leisure Products – (continued)

MasterCraft Boat Holdings, Inc.*	2,890	$59,072

Mattel, Inc.*	15,980	304,898

Peloton Interactive, Inc., Class A* (a)	19,550	93,058

Polaris, Inc.(a)	11,050	954,941

Smith & Wesson Brands, Inc.	7,695	113,347

Sturm Ruger & Co., Inc.	1,360	75,276

Topgolf Callaway Brands Corp.* (a)	8,330	101,793

Vista Outdoor, Inc.* (a)	10,944	274,913

YETI Holdings, Inc.* (a)	2,040	86,741
		3,660,410

Life Sciences Tools & Services – 1.0%

10X Genomics, Inc., Class A*	4,760	167,933

Agilent Technologies, Inc.	6,630	685,343

Avantor, Inc.*	19,890	346,683

Azenta, Inc.* (a)	4,420	200,889

Bio-Rad Laboratories, Inc., Class A*	510	140,393

Bio-Techne Corp.	3,060	167,168

Bruker Corp.	2,394	136,458

Charles River Laboratories International, Inc.* (a)	1,700	286,212

CryoPort, Inc.* (a)	1,539	14,928

Danaher Corp.	15,980	3,068,480

Illumina, Inc.*	3,400	372,028

IQVIA Holdings, Inc.*	4,930	891,492

Maravai LifeSciences Holdings, Inc., Class A*	10,880	74,637

Medpace Holdings, Inc.*	1,026	248,979

Mesa Laboratories, Inc.(a)	850	79,755

Mettler-Toledo International, Inc.*	513	505,408

OmniAb, Inc.* ‡ (a)	281	90

Pacific Biosciences of California, Inc.* (a)	8,500	52,530

Repligen Corp.* (a)	1,368	184,078

Revvity, Inc.	3,910	323,943

Sotera Health Co.* (a)	10,200	129,132

Investments	Shares	Value

Life Sciences Tools & Services – (continued)

Thermo Fisher Scientific, Inc.	9,520	$4,234,210

Waters Corp.* (a)	1,539	367,098

West Pharmaceutical Services, Inc.	2,040	649,312
		13,327,179

Machinery – 2.0%

3D Systems Corp.* (a)	11,220	41,851

AGCO Corp.(a)	2,394	274,496

Alamo Group, Inc.	342	54,823

Albany International Corp., Class A(a)	2,052	167,464

Allison Transmission Holdings, Inc.	18,190	917,140

Astec Industries, Inc.	1,539	61,622

Barnes Group, Inc.	1,368	28,441

Caterpillar, Inc.	15,300	3,458,565

Chart Industries, Inc.* (a)	1,530	177,832

Columbus McKinnon Corp.	513	15,682

Crane Co.	1,190	115,823

Cummins, Inc.	4,275	924,682

Deere & Co.	8,160	2,981,338

Desktop Metal, Inc., Class A* (a)	58,650	50,814

Donaldson Co., Inc.(a)	6,630	382,286

Douglas Dynamics, Inc.(a)	342	8,304

Dover Corp.	3,420	444,429

Energy Recovery, Inc.* (a)	170	2,584

Enerpac Tool Group Corp., Class A	4,788	135,500

EnPro Industries, Inc.(a)	1,197	132,939

Esab Corp.	3,740	236,742

ESCO Technologies, Inc.	340	33,055

Federal Signal Corp.	1,710	99,248

Flowserve Corp.	6,840	251,165

Fortive Corp.	7,650	499,392

Franklin Electric Co., Inc.(a)	1,190	103,197

Gates Industrial Corp. plc*	21,760	237,619

Gorman-Rupp Co. (The)(a)	1,539	45,477

Graco, Inc.	5,156	383,349

Greenbrier Cos., Inc. (The)(a)	6,800	235,212

Helios Technologies, Inc.(a)	2,550	131,886

Hillenbrand, Inc.	5,100	193,953

See Accompanying Notes to the Financial Statements.

162	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Hillman Solutions Corp.*	8,330	$54,645

Hyster-Yale Materials Handling, Inc.	2,210	88,422

IDEX Corp.	2,040	390,476

Illinois Tool Works, Inc.	6,970	1,562,116

Ingersoll Rand, Inc.	9,010	546,727

ITT, Inc.(a)	4,446	415,034

John Bean Technologies Corp.(a)	1,368	142,299

Kadant, Inc.(a)	342	75,240

Kennametal, Inc.(a)	4,788	110,651

Lincoln Electric Holdings, Inc.(a)	1,870	326,876

Lindsay Corp.	342	42,723

Luxfer Holdings plc	5,950	49,206

Middleby Corp. (The)* (a)	1,710	193,008

Mueller Industries, Inc.(a)	25,836	974,276

Mueller Water Products, Inc., Class A(a)	4,959	61,343

Nikola Corp.* (a)	24,650	26,622

Nordson Corp.	1,197	254,470

Oshkosh Corp.	13,851	1,215,148

Otis Worldwide Corp.	10,431	805,377

PACCAR, Inc.	15,300	1,262,709

Parker-Hannifin Corp.	3,078	1,135,505

Pentair plc	4,590	266,771

RBC Bearings, Inc.* (a)	1,020	224,237

REV Group, Inc.	6,498	92,532

Shyft Group, Inc. (The)	4,590	50,398

Snap-on, Inc.	1,539	396,970

SPX Technologies, Inc.*	1,368	109,604

Standex International Corp.	171	24,550

Stanley Black & Decker, Inc.	2,720	231,336

Tennant Co.	1,870	138,791

Terex Corp.(a)	13,509	618,712

Timken Co. (The)	3,910	270,259

Titan International, Inc.*	11,900	135,184

Toro Co. (The)(a)	3,078	248,825

Trinity Industries, Inc.	2,736	56,991

Wabash National Corp.(a)	8,160	168,830

Watts Water Technologies, Inc., Class A	855	147,924

Investments	Shares	Value

Machinery – (continued)

Westinghouse Air Brake Technologies Corp.	4,617	$489,494

Xylem, Inc.	6,800	636,072
		26,867,263

Marine Transportation – 0.1%

Eagle Bulk Shipping, Inc.(a)	3,230	131,784

Genco Shipping & Trading Ltd.(a)	11,900	156,723

Kirby Corp.*	3,740	279,378

Matson, Inc.(a)	6,800	591,940
		1,159,825

Media – 1.0%

Altice USA, Inc., Class A* (a)	26,520	76,643

Cable One, Inc.(a)	170	93,478

Charter Communications, Inc., Class A* (a)	3,230	1,301,044

Clear Channel Outdoor Holdings, Inc.* (a)	119,340	131,274

Comcast Corp., Class A	126,990	5,243,417

DISH Network Corp., Class A* (a)	39,610	194,089

EW Scripps Co. (The), Class A* (a)	4,590	25,107

Fox Corp., Class A	9,860	299,645

Fox Corp., Class B	1,870	52,192

Gray Television, Inc.	11,560	75,371

Integral Ad Science Holding Corp.* (a)	6,800	78,064

Interpublic Group of Cos., Inc. (The)(a)	10,431	296,240

John Wiley & Sons, Inc., Class A(a)	11,220	339,629

Liberty Broadband Corp., Class A*	1,360	113,315

Liberty Broadband Corp., Class C*	2,550	212,441

Liberty Media Corp-Liberty SiriusXM* (a)	4,446	109,149

Liberty Media Corp-Liberty SiriusXM, Class A*	1,881	46,066

Magnite, Inc.* (a)	13,090	86,918

New York Times Co. (The), Class A	9,234	372,223

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	163

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Media – (continued)

News Corp., Class A	8,892	$183,887

News Corp., Class B(a)	2,907	62,326

Nexstar Media Group, Inc., Class A(a)	7,990	1,119,239

Omnicom Group, Inc.	6,498	486,765

Paramount Global, Class B(a)	11,730	127,622

PubMatic, Inc., Class A* (a)	6,630	74,720

Scholastic Corp.(a)	684	25,240

Sinclair, Inc.(a)	10,710	116,418

Sirius XM Holdings, Inc.(a)	28,010	119,883

Stagwell, Inc., Class A*	24,140	99,457

TechTarget, Inc.* (a)	1,026	25,835

TEGNA, Inc.(a)	44,710	648,742

Thryv Holdings, Inc.* (a)	850	14,815

Trade Desk, Inc. (The), Class A*	10,431	740,184

WideOpenWest, Inc.*	6,156	43,338
		13,034,776

Metals & Mining – 0.9%

Alcoa Corp.(a)	9,860	252,810

Alpha Metallurgical Resources, Inc.(a)	3,060	673,078

Arch Resources, Inc.	3,933	593,214

ATI, Inc.* (a)	7,650	288,940

Carpenter Technology Corp.	3,400	213,248

Century Aluminum Co.* (a)	9,234	61,037

Cleveland-Cliffs, Inc.*	17,442	292,677

Coeur Mining, Inc.* (a)	6,327	15,881

Commercial Metals Co.	26,520	1,121,531

Compass Minerals International, Inc.	855	21,067

Freeport-McMoRan, Inc.	44,880	1,516,046

Hecla Mining Co.(a)	13,680	55,678

Materion Corp.	513	49,751

MP Materials Corp.* (a)	10,370	170,068

Newmont Corp.(a)	28,560	1,070,143

Nucor Corp.	8,160	1,205,966

Olympic Steel, Inc.	340	17,262

Piedmont Lithium, Inc.*	3,078	84,553

Investments	Shares	Value

Metals & Mining – (continued)

Reliance Steel & Aluminum Co.	2,040	$518,935

Royal Gold, Inc.(a)	2,380	248,305

Ryerson Holding Corp.	3,570	103,709

Schnitzer Steel Industries, Inc., Class A	3,230	73,353

Southern Copper Corp.(a)	1,710	121,239

Steel Dynamics, Inc.	5,610	597,521

SunCoke Energy, Inc.	9,350	88,918

TimkenSteel Corp.* (a)	8,550	173,822

United States Steel Corp.(a)	46,580	1,578,596

Warrior Met Coal, Inc.	9,520	463,910

Worthington Industries, Inc.	7,480	460,918
		12,132,176

Mortgage Real Estate Investment Trusts (REITs) – 0.6%

AGNC Investment Corp.(a)	124,610	919,622

Annaly Capital Management, Inc.(a)	10,880	169,837

Apollo Commercial Real Estate Finance, Inc.(a)	20,400	203,184

Arbor Realty Trust, Inc.(a)	41,650	525,206

Ares Commercial Real Estate Corp.	20,230	185,509

ARMOUR Residential REIT, Inc.(a)	12,648	184,281

Blackstone Mortgage Trust, Inc., Class A(a)	34,000	678,300

BrightSpire Capital, Inc., Class A(a)	27,030	152,990

Chimera Investment Corp.(a)	36,890	177,072

Claros Mortgage Trust, Inc.(a)	34,000	354,620

Ellington Financial, Inc.(a)	14,706	176,913

Franklin BSP Realty Trust, Inc.(a)	17,510	220,801

Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	7,820	134,035

Invesco Mortgage Capital, Inc.	1	4

KKR Real Estate Finance Trust, Inc.(a)	16,490	172,156

See Accompanying Notes to the Financial Statements.

164	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Mortgage Real Estate Investment Trusts (REITs) – (continued)

Ladder Capital Corp., Class A	31,280	$316,241

MFA Financial, Inc.(a)	19,380	172,288

New York Mortgage Trust, Inc.(a)	7,310	56,945

PennyMac Mortgage Investment Trust(a)	19,720	249,458

Ready Capital Corp.(a)	26,010	245,274

Redwood Trust, Inc.(a)	18,700	117,436

Rithm Capital Corp.(a)	110,330	1,029,379

Starwood Property Trust, Inc.(a)	63,580	1,128,545

TPG RE Finance Trust, Inc.	2,210	12,177

Two Harbors Investment Corp.	18,870	219,081
		7,801,354

Multi-Utilities – 0.5%

Ameren Corp.	5,985	453,124

Avista Corp.(a)	5,950	188,555

Black Hills Corp.	1,700	82,195

CenterPoint Energy, Inc.	17,340	466,099

CMS Energy Corp.	5,780	314,085

Consolidated Edison, Inc.	9,350	820,837

Dominion Energy, Inc.	27,200	1,096,704

DTE Energy Co.	5,270	507,923

NiSource, Inc.(a)	12,166	306,097

Northwestern Energy Group, Inc.(a)	3,910	187,719

Public Service Enterprise Group, Inc.(a)	13,090	806,998

Sempra	18,020	1,261,941

Unitil Corp.	2,040	93,167

WEC Energy Group, Inc.	6,800	553,452
		7,138,896

Office REITs – 0.2%

Alexandria Real Estate Equities, Inc., REIT	3,060	284,978

Boston Properties, Inc., REIT(a)	4,930	264,100

Brandywine Realty Trust, REIT(a)	40,460	151,321

Investments	Shares	Value

Office REITs – (continued)

COPT Defense Properties, REIT	2,890	$65,892

Cousins Properties, Inc., REIT	2,890	51,644

Douglas Emmett, Inc., REIT(a)	14,110	158,173

Easterly Government Properties, Inc., Class A, REIT(a)	9,350	100,606

Equity Commonwealth, REIT	2,210	41,857

Highwoods Properties, Inc., REIT(a)	8,670	155,106

Hudson Pacific Properties, Inc., REIT(a)	40,460	180,452

Kilroy Realty Corp., REIT	7,310	208,920

Paramount Group, Inc., REIT(a)	37,230	159,344

Piedmont Office Realty Trust, Inc., Class A, REIT	13,090	68,199

SL Green Realty Corp., REIT(a)	16,150	473,034

Vornado Realty Trust, REIT(a)	35,360	678,912
		3,042,538

Oil, Gas & Consumable Fuels – 5.4%

Antero Midstream Corp.	22,440	276,910

Antero Resources Corp.*	63,070	1,856,781

APA Corp.	11,390	452,411

Berry Corp.	24,990	208,667

California Resources Corp.(a)	14,280	750,985

Callon Petroleum Co.* (a)	9,918	370,437

Cheniere Energy, Inc.	7,695	1,280,602

Chesapeake Energy Corp.(a)	3,609	310,663

Chevron Corp.	54,174	7,894,777

Chord Energy Corp.	8,670	1,433,324

Civitas Resources, Inc.(a)	17,850	1,346,432

Clean Energy Fuels Corp.* (a)	2,907	10,145

CNX Resources Corp.* (a)	39,270	852,944

Comstock Resources, Inc.(a)	16,416	206,842

ConocoPhillips	37,060	4,402,728

CONSOL Energy, Inc.(a)	5,950	546,746

Coterra Energy, Inc.	24,796	681,889

Crescent Energy Co., Class A	18,360	223,625

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	165

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

CVR Energy, Inc.(a)	7,990	$261,673

Delek US Holdings, Inc.(a)	11,900	313,565

Denbury, Inc.*	3,060	272,003

Devon Energy Corp.	17,680	823,358

Diamondback Energy, Inc.(a)	5,814	932,100

Dorian LPG Ltd.(a)	7,695	246,009

DT Midstream, Inc.(a)	5,950	321,121

Earthstone Energy, Inc., Class A*	9,860	208,736

EOG Resources, Inc.	17,000	2,146,250

EQT Corp.(a)	11,115	471,054

Equitrans Midstream Corp.	93,160	826,329

Exxon Mobil Corp.	122,230	12,938,045

Green Plains, Inc.* (a)	4,617	135,647

Gulfport Energy Corp.* (a)	1,870	231,151

Hess Corp.	7,310	1,055,564

HF Sinclair Corp.	5,610	310,682

HighPeak Energy, Inc.(a)	5,950	105,374

International Seaways, Inc.	6,120	294,311

Kinder Morgan, Inc.(a)	56,610	917,082

Kosmos Energy Ltd.* (a)	89,401	647,263

Magnolia Oil & Gas Corp., Class A(a)	37,570	843,447

Marathon Oil Corp.	21,590	589,623

Marathon Petroleum Corp.	12,750	1,928,437

Matador Resources Co.(a)	23,460	1,447,247

Murphy Oil Corp.	30,600	1,373,022

New Fortress Energy, Inc.(a)	16,660	504,798

NextDecade Corp.* (a)	3,078	13,512

Northern Oil and Gas, Inc.(a)	16,830	645,262

Occidental Petroleum Corp.(a)	20,060	1,239,909

ONEOK, Inc.	17,680	1,152,736

Ovintiv, Inc.	9,023	433,104

Par Pacific Holdings, Inc.*	10,200	334,764

PBF Energy, Inc., Class A	23,651	1,124,132

Peabody Energy Corp.(a)	23,769	560,711

Permian Resources Corp., Class A(a)	61,200	891,684

Phillips 66	13,940	1,590,136

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Pioneer Natural Resources Co.	6,800	$1,625,200

Range Resources Corp.(a)	50,150	1,797,376

SandRidge Energy, Inc.	1,700	26,945

SilverBow Resources, Inc.* (a)	1,020	34,782

Sitio Royalties Corp., Class A	1,190	29,417

SM Energy Co.(a)	27,370	1,103,558

Southwestern Energy Co.* (a)	253,810	1,809,665

Talos Energy, Inc.* (a)	18,190	281,945

Targa Resources Corp.(a)	6,460	540,121

Tellurian, Inc.* (a)	166,090	114,602

Texas Pacific Land Corp.(a)	171	315,657

Uranium Energy Corp.* (a)	3,249	19,332

VAALCO Energy, Inc.(a)	12,580	56,233

Valero Energy Corp.(a)	11,390	1,446,530

Vertex Energy, Inc.* (a)	20,570	88,657

Vital Energy, Inc.* (a)	2,720	136,109

Vitesse Energy, Inc.	2,380	56,382

W&T Offshore, Inc.* (a)	28,390	117,818

Williams Cos., Inc. (The)	31,620	1,087,728

World Kinect Corp.(a)	12,141	224,608
		72,149,414

Paper & Forest Products – 0.0%(d)

Clearwater Paper Corp.*	2,223	75,160

Louisiana-Pacific Corp.	4,420	226,658

Mercer International, Inc.(a)	9,576	76,033

Sylvamo Corp.(a)	5,814	257,560
		635,411

Passenger Airlines – 0.2%

Alaska Air Group, Inc.* (a)	26,350	833,450

Allegiant Travel Co.(a)	1,360	90,603

American Airlines Group, Inc.* (a)	25,500	284,325

Delta Air Lines, Inc.	18,639	582,469

Frontier Group Holdings, Inc.* (a)	7,053	23,910

Hawaiian Holdings, Inc.* (a)	9,690	40,795

JetBlue Airways Corp.* (a)	64,093	240,990

Joby Aviation, Inc.* (a)	11,390	60,025

SkyWest, Inc.*	11,220	473,147

See Accompanying Notes to the Financial Statements.

166	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Passenger Airlines – (continued)

Southwest Airlines Co.(a)	16,320	$362,794

United Airlines Holdings, Inc.*	7,990	279,730
		3,272,238

Personal Care Products – 0.2%

BellRing Brands, Inc.*	4,788	209,379

Coty, Inc., Class A* (a)	16,320	152,918

Edgewell Personal Care Co.(a)	4,262	148,744

elf Beauty, Inc.* (a)	1,870	173,218

Estee Lauder Cos., Inc. (The), Class A	5,270	679,145

Herbalife Ltd.* (a)	15,810	225,293

Inter Parfums, Inc.	513	65,207

Medifast, Inc.(a)	3,400	235,144

Nu Skin Enterprises, Inc., Class A	5,270	100,077

USANA Health Sciences, Inc.*	1,530	69,692
		2,058,817

Pharmaceuticals – 3.1%

Aclaris Therapeutics, Inc.* (a)	684	3,406

Amphastar Pharmaceuticals, Inc.* (a)	1,026	46,447

ANI Pharmaceuticals, Inc.* (a)	171	10,558

Arvinas, Inc.* (a)	5,440	87,693

Axsome Therapeutics, Inc.* (a)	1,710	106,499

Bristol-Myers Squibb Co.	62,730	3,232,477

Catalent, Inc.*	4,590	157,850

Collegium Pharmaceutical, Inc.* (a)	9,405	204,653

Corcept Therapeutics, Inc.* (a)	4,159	116,785

Elanco Animal Health, Inc.* (a)	112,540	991,477

Eli Lilly & Co.	19,720	10,923,500

Evolus, Inc.*	1,881	14,296

Harmony Biosciences Holdings, Inc.*	684	16,101

Investments	Shares	Value

Pharmaceuticals – (continued)

Innoviva, Inc.* (a)	18,020	$223,628

Intra-Cellular Therapies, Inc.*	2,890	143,806

Jazz Pharmaceuticals plc*	2,550	323,901

Johnson & Johnson	59,500	8,826,230

Ligand Pharmaceuticals, Inc.*	684	35,766

Merck & Co., Inc.	63,410	6,512,207

Organon & Co.	51,510	761,833

Perrigo Co. plc	6,120	169,157

Pfizer, Inc.	173,740	5,309,494

Prestige Consumer Healthcare, Inc.*	3,740	222,007

Revance Therapeutics, Inc.* (a)	2,907	22,936

Royalty Pharma plc, Class A	14,620	392,839

Scilex Holding Co.*	14,036	26,247

Supernus Pharmaceuticals, Inc.*	4,420	105,417

Tilray Brands, Inc.*	171,190	308,142

Viatris, Inc.	30,940	275,366

Zoetis, Inc., Class A	11,900	1,868,300
		41,439,018

Professional Services – 1.2%

Alight, Inc., Class A*	75,480	501,187

ASGN, Inc.* (a)	10,540	879,668

Automatic Data Processing, Inc.	10,370	2,262,941

Barrett Business Services, Inc.	855	78,198

Booz Allen Hamilton Holding Corp., Class A	3,078	369,145

Broadridge Financial Solutions, Inc.	2,550	435,132

CACI International, Inc., Class A*	1,190	386,464

CBIZ, Inc.*	1,710	88,852

Ceridian HCM Holding, Inc.* (a)	4,760	304,688

Clarivate plc* (a)	84,150	536,877

Concentrix Corp.(a)	8,330	634,829

Conduent, Inc.*	44,273	141,231

CSG Systems International, Inc.(a)	2,736	128,209

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	167

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Professional Services – (continued)

Dun & Bradstreet Holdings, Inc.(a)	52,360	$458,674

Equifax, Inc.(a)	3,230	547,711

ExlService Holdings, Inc.*	5,950	155,355

Exponent, Inc.	1,870	137,052

First Advantage Corp.	684	8,899

FTI Consulting, Inc.* (a)	1,190	252,589

Genpact Ltd.	3,591	120,442

Heidrick & Struggles International, Inc.	5,610	136,547

Huron Consulting Group, Inc.*	513	50,972

ICF International, Inc.(a)	513	65,013

Insperity, Inc.	1,190	125,950

Jacobs Solutions, Inc.	3,570	475,881

KBR, Inc.(a)	4,760	276,794

Kelly Services, Inc., Class A	7,524	134,304

Kforce, Inc.(a)	342	20,876

Korn Ferry	9,860	448,827

Legalzoom.com, Inc.*	11,220	111,863

Leidos Holdings, Inc.	3,591	355,940

ManpowerGroup, Inc.	9,860	689,904

Maximus, Inc.	3,570	266,751

NV5 Global, Inc.*	170	16,040

Paychex, Inc.	7,695	854,530

Paycom Software, Inc.	1,197	293,229

Paylocity Holding Corp.*	1,026	184,064

Resources Connection, Inc.	5,472	73,708

Robert Half, Inc.(a)	3,420	255,713

Science Applications International Corp.(a)	3,060	334,274

SS&C Technologies Holdings, Inc.	5,301	266,375

Sterling Check Corp.* (a)	8,160	91,229

TransUnion	3,740	164,111

TriNet Group, Inc.*	1,870	192,143

TrueBlue, Inc.*	1,870	20,701

TTEC Holdings, Inc.	340	6,997

Upwork, Inc.*	11,900	124,355

Verisk Analytics, Inc., Class A	3,762	855,328

Verra Mobility Corp., Class A*	10,260	202,840
		15,523,402

Investments	Shares	Value

Real Estate Management & Development – 0.4%

Anywhere Real Estate, Inc.* (a)	28,730	$134,169

CBRE Group, Inc., Class A*	9,918	687,714

Compass, Inc., Class A* (a)	76,500	151,470

CoStar Group, Inc.*	10,030	736,302

Cushman & Wakefield plc* (a)	47,430	349,559

DigitalBridge Group, Inc.	8,840	140,114

eXp World Holdings, Inc.(a)	2,565	34,038

Forestar Group, Inc.* (a)	7,140	169,575

Howard Hughes Holdings, Inc.* (a)	2,040	135,313

Jones Lang LaSalle, Inc.* (a)	10,370	1,326,530

Kennedy-Wilson Holdings, Inc.(a)	7,310	94,080

Newmark Group, Inc., Class A(a)	38,590	218,805

Opendoor Technologies, Inc.* (a)	132,430	251,617

Redfin Corp.* (a)	4,930	22,974

Seritage Growth Properties, Class A, REIT* (a)	13,338	96,567

St Joe Co. (The)	513	23,926

Zillow Group, Inc., Class A*	513	18,227

Zillow Group, Inc., Class C* (a)	5,610	203,363
		4,794,343

Residential REITs – 0.3%

American Homes 4 Rent, Class A, REIT	6,156	201,548

Apartment Income REIT Corp., Class A, REIT	9,010	263,182

AvalonBay Communities, Inc., REIT	3,230	535,340

Camden Property Trust, REIT	3,060	259,733

Equity LifeStyle Properties, Inc., REIT(a)	4,446	292,547

Equity Residential, REIT	7,310	404,462

Essex Property Trust, Inc., REIT(a)	1,530	327,298

Independence Realty Trust, Inc., REIT(a)	6,290	77,933

See Accompanying Notes to the Financial Statements.

168	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Residential REITs – (continued)

Invitation Homes, Inc., REIT(a)	12,996	$385,851

Mid-America Apartment Communities, Inc., REIT	2,736	323,258

NexPoint Residential Trust, Inc., REIT	2,720	73,413

Sun Communities, Inc., REIT(a)	3,740	416,038

UDR, Inc., REIT	9,520	302,831
		3,863,434

Retail REITs – 0.4%

Acadia Realty Trust, REIT(a)	9,690	138,761

Agree Realty Corp., REIT(a)	5,780	323,333

Alexander’s, Inc., REIT(a)	510	95,875

Brixmor Property Group, Inc., REIT(a)	10,431	216,860

CBL & Associates Properties, Inc., REIT(a)	3,740	77,530

Federal Realty Investment Trust, REIT(a)	1,710	155,935

Getty Realty Corp., REIT	171	4,552

Kimco Realty Corp., REIT	18,126	325,180

Kite Realty Group Trust, REIT(a)	46,070	982,212

Macerich Co. (The), REIT(a)	51,680	502,330

NNN REIT, Inc., REIT(a)	2,907	105,611

Phillips Edison & Co., Inc., REIT(a)	3,230	114,051

Realty Income Corp., REIT(a)	16,660	789,351

Regency Centers Corp., REIT	4,456	268,519

Retail Opportunity Investments Corp., REIT	11,900	139,706

RPT Realty, REIT	8,550	92,255

Simon Property Group, Inc., REIT	7,480	821,977

SITE Centers Corp., REIT	4,959	57,822

Spirit Realty Capital, Inc., REIT	5,950	214,141

Tanger Factory Outlet Centers, Inc., REIT(a)	8,330	187,841

Urban Edge Properties, REIT(a)	4,617	73,226

Investments	Shares	Value

Retail REITs – (continued)

Whitestone REIT, REIT(a)	3,060	$30,447
		5,717,515

Semiconductors & Semiconductor Equipment – 5.5%

ACM Research, Inc., Class A*	10,540	143,344

Advanced Micro Devices, Inc.*	39,827	3,922,960

Allegro MicroSystems, Inc.*	1,700	44,132

Alpha & Omega Semiconductor Ltd.*	3,910	92,745

Ambarella, Inc.*	850	38,242

Amkor Technology, Inc.	18,810	392,377

Analog Devices, Inc.	12,920	2,032,704

Applied Materials, Inc.	21,250	2,812,437

Axcelis Technologies, Inc.*	1,026	130,815

Broadcom, Inc.	12,578	10,582,752

Cirrus Logic, Inc.* (a)	2,040	136,537

Cohu, Inc.*	1,197	36,078

Credo Technology Group Holding Ltd.* (a)	5,780	82,192

Diodes, Inc.* (a)	9,234	600,949

Enphase Energy, Inc.* (a)	2,890	229,986

Entegris, Inc.(a)	3,910	344,236

First Solar, Inc.*	2,210	314,815

FormFactor, Inc.*	2,223	75,315

Ichor Holdings Ltd.* (a)	3,740	90,732

Impinj, Inc.* (a)	1,368	88,386

indie Semiconductor, Inc., Class A* (a)	9,180	44,890

Intel Corp.	100,980	3,685,770

KLA Corp.	3,570	1,676,829

Kulicke & Soffa Industries, Inc.(a)	4,250	176,843

Lam Research Corp.	4,250	2,499,935

Lattice Semiconductor Corp.*	4,250	236,342

MACOM Technology Solutions Holdings, Inc.* (a)	1,368	96,499

Magnachip Semiconductor Corp.*	4,959	36,647

Marvell Technology, Inc.	20,691	977,029

MaxLinear, Inc., Class A*	340	5,168

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	169

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – (continued)

Microchip Technology, Inc.	12,750	$908,948

Micron Technology, Inc.	28,050	1,875,703

MKS Instruments, Inc.(a)	3,570	234,406

Monolithic Power Systems, Inc.	1,190	525,671

Navitas Semiconductor Corp., Class A*	13,600	71,264

NVIDIA Corp.	61,200	24,957,360

NXP Semiconductors NV	7,650	1,319,089

ON Semiconductor Corp.*	11,560	724,118

Onto Innovation, Inc.*	2,890	324,749

PDF Solutions, Inc.* (a)	342	9,073

Photronics, Inc.*	14,877	273,142

Power Integrations, Inc.	2,550	176,791

Qorvo, Inc.*	2,720	237,782

QUALCOMM, Inc.	33,150	3,613,018

Rambus, Inc.* (a)	3,420	185,809

Semtech Corp.* (a)	4,760	66,450

Silicon Laboratories, Inc.* (a)	1,870	172,377

Skyworks Solutions, Inc.	5,610	486,611

SMART Global Holdings, Inc.* (a)	13,260	181,662

SolarEdge Technologies, Inc.* (a)	1,368	103,900

Synaptics, Inc.* (a)	9,690	810,665

Teradyne, Inc.(a)	3,570	297,274

Texas Instruments, Inc.	21,760	3,090,138

Ultra Clean Holdings, Inc.*	4,760	113,574

Universal Display Corp.(a)	2,565	356,997

Veeco Instruments, Inc.* (a)	1,368	32,750

Wolfspeed, Inc.* (a)	5,610	189,842
		72,966,849

Software – 8.5%

ACI Worldwide, Inc.* (a)	4,959	101,015

Adeia, Inc.(a)	20,740	174,838

Adobe, Inc.*	11,220	5,969,713

Agilysys, Inc.* (a)	342	29,340

Alarm.com Holdings, Inc.* (a)	850	43,461

Alkami Technology, Inc.* (a)	7,140	128,163

Altair Engineering, Inc., Class A* (a)	3,400	211,208

Investments	Shares	Value

Software – (continued)

Alteryx, Inc., Class A* (a)	510	$16,325

Amplitude, Inc., Class A*	9,860	98,206

ANSYS, Inc.*	2,380	662,259

Appfolio, Inc., Class A*	1,360	255,095

Appian Corp., Class A* (a)	680	26,833

AppLovin Corp., Class A* (a)	6,800	247,792

Asana, Inc., Class A* (a)	3,230	59,658

Aspen Technology, Inc.*	855	151,976

Atlassian Corp., Class A*	4,080	737,011

Aurora Innovation, Inc., Class A* (a)	59,670	104,423

Autodesk, Inc.*	5,100	1,007,913

Bentley Systems, Inc., Class B(a)	6,630	322,483

BILL Holdings, Inc.* (a)	2,052	187,327

Blackbaud, Inc.*	2,736	178,934

BlackLine, Inc.*	680	33,388

Box, Inc., Class A*	4,959	123,281

Braze, Inc., Class A* (a)	3,910	166,488

C3.ai, Inc., Class A* (a)	4,420	107,848

Cadence Design Systems, Inc.*	6,669	1,599,560

CCC Intelligent Solutions Holdings, Inc.* (a)	12,410	133,656

Cerence, Inc.* (a)	4,420	67,670

CommVault Systems, Inc.*	2,736	178,798

Confluent, Inc., Class A* (a)	6,800	196,588

Crowdstrike Holdings, Inc., Class A*	5,610	991,680

Datadog, Inc., Class A*	7,650	623,245

Digital Turbine, Inc.*	8,500	40,290

DocuSign, Inc., Class A*	3,230	125,582

Dolby Laboratories, Inc., Class A	2,720	220,157

DoubleVerify Holdings, Inc.* (a)	5,780	160,857

Dropbox, Inc., Class A* (a)	10,370	272,731

Dynatrace, Inc.*	6,460	288,827

Ebix, Inc.(a)	5,950	36,235

Elastic NV*	4,590	344,434

Enfusion, Inc., Class A* (a)	684	5,677

EngageSmart, Inc.* (a)	4,760	107,814

Envestnet, Inc.*	1,530	56,610

See Accompanying Notes to the Financial Statements.

170	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – (continued)

Everbridge, Inc.*	3,400	$70,074

EverCommerce, Inc.* (a)	8,500	81,430

Fair Isaac Corp.*	684	578,575

Five9, Inc.* (a)	4,250	245,948

Fortinet, Inc.*	16,245	928,727

Freshworks, Inc., Class A* (a)	9,690	173,839

Gen Digital, Inc.	17,000	283,220

Gitlab, Inc., Class A* (a)	3,910	169,225

Guidewire Software, Inc.*	4,590	413,697

HashiCorp, Inc., Class A*	5,780	113,808

HubSpot, Inc.* (a)	1,360	576,327

Informatica, Inc., Class A*	5,780	110,860

Intapp, Inc.* (a)	684	23,393

InterDigital, Inc.(a)	680	51,170

Intuit, Inc.	7,140	3,533,943

Jamf Holding Corp.* (a)	4,590	73,715

JFrog Ltd.*	6,290	141,462

LiveRamp Holdings, Inc.*	3,249	89,867

Manhattan Associates, Inc.* (a)	2,040	397,759

Marathon Digital Holdings, Inc.* (a)	7,480	65,899

Matterport, Inc.* (a)	36,040	73,522

MeridianLink, Inc.* (a)	4,930	80,951

Microsoft Corp.	183,770	62,134,475

MicroStrategy, Inc., Class A* (a)	342	144,799

Mitek Systems, Inc.* (a)	855	9,131

Model N, Inc.*	684	16,484

nCino, Inc.* (a)	680	19,108

NCR Voyix Corp.* (a)	26,690	408,090

New Relic, Inc.*	2,550	221,008

Nutanix, Inc., Class A* (a)	8,330	301,463

Olo, Inc., Class A* (a)	12,410	63,415

ON24, Inc.(a)	12,070	74,230

OneSpan, Inc.* (a)	1,368	10,807

Oracle Corp.	38,080	3,937,472

PagerDuty, Inc.* (a)	7,820	157,729

Palantir Technologies, Inc., Class A*	46,410	686,868

Palo Alto Networks, Inc.*	7,650	1,859,103

Pegasystems, Inc.	680	29,063

Investments	Shares	Value

Software – (continued)

PowerSchool Holdings, Inc., Class A* (a)	2,052	$40,876

Procore Technologies, Inc.*	3,060	186,935

Progress Software Corp.(a)	680	34,938

PTC, Inc.*	2,380	334,200

Q2 Holdings, Inc.* (a)	4,250	127,628

Qualys, Inc.* (a)	1,368	209,236

Rapid7, Inc.* (a)	2,890	134,356

RingCentral, Inc., Class A*	15,640	415,711

Riot Platforms, Inc.* (a)	7,820	76,480

Roper Technologies, Inc.	2,550	1,245,853

Salesforce, Inc.*	23,800	4,779,754

Samsara, Inc., Class A*	7,990	184,329

SentinelOne, Inc., Class A* (a)	13,430	209,911

ServiceNow, Inc.*	4,930	2,868,521

Smartsheet, Inc., Class A*	6,120	241,985

SolarWinds Corp.*	10,880	100,205

Splunk, Inc.*	3,740	550,378

Sprinklr, Inc., Class A* (a)	9,350	127,066

Sprout Social, Inc., Class A* (a)	3,740	161,867

SPS Commerce, Inc.*	1,190	190,805

Synopsys, Inc.*	3,740	1,755,706

Tenable Holdings, Inc.*	5,270	221,920

Teradata Corp.*	2,890	123,461

Tyler Technologies, Inc.*	1,190	443,751

UiPath, Inc., Class A* (a)	15,470	240,249

Unity Software, Inc.* (a)	3,910	99,197

Varonis Systems, Inc., Class B* (a)	4,590	154,408

Verint Systems, Inc.*	1,881	35,382

VMware, Inc., Class A*	5,780	841,857

Workday, Inc., Class A*	5,440	1,151,702

Workiva, Inc., Class A* (a)	2,890	251,690

Yext, Inc.*	11,560	69,707

Zoom Video Communications, Inc., Class A* (a)	7,480	448,650

Zscaler, Inc.*	1,710	271,360
		113,276,119

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	171

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Specialized REITs – 0.8%

American Tower Corp., REIT	12,070	$2,150,753

Crown Castle, Inc., REIT	9,860	916,783

CubeSmart, REIT	6,669	227,346

Digital Realty Trust, Inc., REIT(a)	6,800	845,648

EPR Properties, REIT(a)	5,130	219,051

Equinix, Inc., REIT	2,223	1,621,990

Extra Space Storage, Inc., REIT(a)	5,697	590,152

Four Corners Property Trust, Inc., REIT(a)	1,539	32,781

Gaming and Leisure Properties, Inc., REIT(a)	6,669	302,706

Gladstone Land Corp., REIT(a)	7,140	97,532

Iron Mountain, Inc., REIT(a)	6,840	404,039

Lamar Advertising Co., Class A, REIT(a)	2,736	225,091

National Storage Affiliates Trust, REIT(a)	1,360	38,787

PotlatchDeltic Corp., REIT	3,910	167,543

Public Storage, REIT(a)	3,762	898,027

Rayonier, Inc., REIT(a)	8,208	207,170

SBA Communications Corp., Class A, REIT	3,060	638,408

Uniti Group, Inc., REIT(a)	70,210	322,966

VICI Properties, Inc., Class A, REIT	27,370	763,623

Weyerhaeuser Co., REIT	15,300	438,957
		11,109,353

Specialty Retail – 2.5%

Aaron’s Co., Inc. (The)	7,990	59,206

Abercrombie & Fitch Co., Class A* (a)	3,910	237,806

Academy Sports & Outdoors, Inc.(a)	17,442	782,099

Advance Auto Parts, Inc.(a)	340	17,690

American Eagle Outfitters, Inc.(a)	44,710	781,084

America’s Car-Mart, Inc.* (a)	340	22,773

Arko Corp.(a)	2,565	19,366

Investments	Shares	Value

Specialty Retail – (continued)

Asbury Automotive Group, Inc.* (a)	4,446	$850,831

AutoNation, Inc.* (a)	6,460	840,317

AutoZone, Inc.*	459	1,137,003

Bath & Body Works, Inc.	7,353	218,016

Best Buy Co., Inc.(a)	6,840	457,049

Boot Barn Holdings, Inc.* (a)	2,380	165,410

Buckle, Inc. (The)(a)	6,498	219,437

Burlington Stores, Inc.*	1,539	186,265

Caleres, Inc.(a)	8,840	226,127

Camping World Holdings, Inc., Class A(a)	10,370	173,697

CarMax, Inc.* (a)	4,080	249,247

Carvana Co., Class A* (a)	22,780	615,060

Chewy, Inc., Class A* (a)	5,130	99,163

Chico’s FAS, Inc.*	23,970	179,296

Designer Brands, Inc., Class A(a)	18,020	182,182

Dick’s Sporting Goods, Inc.(a)	2,550	272,723

Five Below, Inc.* (a)	1,026	178,503

Floor & Decor Holdings, Inc., Class A* (a)	3,400	280,160

Foot Locker, Inc.(a)	18,020	378,240

GameStop Corp., Class A* (a)	11,560	159,181

Gap, Inc. (The)(a)	38,930	498,304

Group 1 Automotive, Inc.(a)	3,400	857,922

Guess?, Inc.(a)	6,669	143,384

Haverty Furniture Cos., Inc.	340	8,857

Hibbett, Inc.	1,360	62,655

Home Depot, Inc. (The)	24,820	7,066,006

Lithia Motors, Inc., Class A(a)	5,950	1,441,150

Lowe’s Cos., Inc.	18,020	3,434,071

MarineMax, Inc.* (a)	5,643	154,505

Monro, Inc.(a)	513	12,733

Murphy USA, Inc.	850	308,287

National Vision Holdings, Inc.*	3,078	47,832

ODP Corp. (The)*	9,350	420,002

O’Reilly Automotive, Inc.*	1,530	1,423,573

Overstock.com, Inc.* (a)	11,900	185,640

Penske Automotive Group, Inc.(a)	1,190	170,265

See Accompanying Notes to the Financial Statements.

172	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Specialty Retail – (continued)

Petco Health & Wellness Co., Inc., Class A*	5,780	$19,999

RH* (a)	1,020	222,319

Ross Stores, Inc.	8,037	932,051

Sally Beauty Holdings, Inc.* (a)	15,130	128,605

Shoe Carnival, Inc.(a)	7,480	171,142

Signet Jewelers Ltd.(a)	8,721	608,987

Sleep Number Corp.* (a)	4,250	69,147

Sonic Automotive, Inc., Class A(a)	4,760	227,766

TJX Cos., Inc. (The)	28,050	2,470,364

Tractor Supply Co.(a)	2,736	526,844

Ulta Beauty, Inc.*	1,197	456,428

Upbound Group, Inc.(a)	12,312	320,851

Urban Outfitters, Inc.* (a)	10,370	359,009

Valvoline, Inc.(a)	8,037	238,458

Victoria’s Secret & Co.* (a)	18,020	322,198

Warby Parker, Inc., Class A* (a)	9,860	127,983

Wayfair, Inc., Class A* (a)	18,360	782,320

Williams-Sonoma, Inc.(a)	2,223	333,984
		33,541,572

Technology Hardware, Storage & Peripherals – 5.1%

Apple, Inc.	363,290	62,039,033

Dell Technologies, Inc., Class C	6,290	420,864

Hewlett Packard Enterprise Co.	40,853	628,319

HP, Inc.	29,070	765,413

IonQ, Inc.* (a)	12,070	116,355

NetApp, Inc.	6,156	448,034

Pure Storage, Inc., Class A*	11,050	373,601

Seagate Technology Holdings plc(a)	6,120	417,690

Super Micro Computer, Inc.*	10,260	2,456,962

Western Digital Corp.*	9,690	389,053

Xerox Holdings Corp.(a)	21,250	272,850
		68,328,174

Investments	Shares	Value

Textiles, Apparel & Luxury Goods – 0.8%

Capri Holdings Ltd.*	24,820	$1,270,288

Carter’s, Inc.(a)	9,180	616,529

Columbia Sportswear Co.(a)	1,881	138,818

Crocs, Inc.* (a)	12,996	1,160,803

Deckers Outdoor Corp.*	855	510,486

Figs, Inc., Class A*	10,200	56,202

G-III Apparel Group Ltd.* (a)	11,730	299,701

Kontoor Brands, Inc.(a)	9,010	418,515

Lululemon Athletica, Inc.*	2,736	1,076,561

NIKE, Inc., Class B	29,580	3,039,937

Oxford Industries, Inc.(a)	1,026	86,594

PVH Corp.	13,680	1,017,108

Ralph Lauren Corp., Class A	2,550	286,951

Skechers USA, Inc., Class A*	5,985	288,597

Steven Madden Ltd.(a)	3,570	117,060

Tapestry, Inc.	8,840	243,630

Under Armour, Inc., Class A* (a)	29,580	202,623

Under Armour, Inc., Class C* (a)	30,940	198,944

VF Corp.(a)	8,840	130,213

Wolverine World Wide, Inc.	10,370	83,479
		11,243,039

Tobacco – 0.5%

Altria Group, Inc.	52,020	2,089,644

Philip Morris International, Inc.	46,070	4,107,601

Universal Corp.(a)	6,460	290,700

Vector Group Ltd.(a)	27,030	277,868
		6,765,813

Trading Companies & Distributors – 0.9%

Air Lease Corp., Class A	20,570	712,339

Applied Industrial Technologies, Inc.(a)	2,210	339,257

Beacon Roofing Supply, Inc.* (a)	12,070	859,022

BlueLinx Holdings, Inc.* (a)	1,881	133,758

Boise Cascade Co.	8,208	769,500

Core & Main, Inc., Class A* (a)	19,380	582,950

DXP Enterprises, Inc.*	2,040	66,504

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	173

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Trading Companies & Distributors – (continued)

Fastenal Co.	12,996	$758,187

Ferguson plc	4,420	663,884

FTAI Aviation Ltd.(a)	2,040	76,724

GATX Corp.(a)	2,210	231,122

GMS, Inc.* (a)	10,200	596,496

H&E Equipment Services, Inc.	6,800	276,896

Herc Holdings, Inc.	5,610	599,092

McGrath RentCorp	1,870	188,122

MRC Global, Inc.*	17,340	182,243

MSC Industrial Direct Co., Inc., Class A(a)	2,890	273,828

NOW, Inc.*	11,223	123,677

Rush Enterprises, Inc., Class A	11,730	417,353

Rush Enterprises, Inc., Class B(a)	766	30,977

SiteOne Landscape Supply, Inc.* (a)	2,223	306,263

Titan Machinery, Inc.*	3,230	80,233

United Rentals, Inc.	1,870	759,725

Veritiv Corp.	2,550	431,996

Watsco, Inc.(a)	684	238,641

WESCO International, Inc.	9,747	1,249,565

WW Grainger, Inc.	1,026	748,806
		11,697,160

Water Utilities – 0.1%

American States Water Co.	2,394	186,852

American Water Works Co., Inc.	4,275	502,954

California Water Service Group(a)	3,420	166,485

Essential Utilities, Inc.	4,420	147,893

Middlesex Water Co.	513	32,591

SJW Group	513	32,052

York Water Co. (The)	2,040	73,583
		1,142,410

Wireless Telecommunication Services – 0.2%

Gogo, Inc.* (a)	8,037	84,389

Shenandoah Telecommunications Co.(a)	2,052	48,550

Investments	Shares	Value

Wireless Telecommunication Services – (continued)

Telephone and Data Systems, Inc.	21,760	$395,814

T-Mobile US, Inc.* (a)	16,150	2,323,339
		2,852,092
Total Common Stocks (Cost $854,268,940)		1,323,526,454
	Number of Warrants

WARRANTS – 0.0%(d)

Oil, Gas & Consumable Fuels – 0.0%(d)

Occidental Petroleum Corp., expiring 8/3/2027, price 22.00* (Cost $21,117)	4,266	170,043
	Number of Rights

RIGHTS – 0.0%(d)

Biotechnology – 0.0%(d)

Achillion Pharmaceuticals, Inc., CVR* ‡	44,344	62,082

Financial Services – 0.0%

Resolute Forest Products, Inc., CVR* ‡	6,734	—

Health Care Equipment & Supplies – 0.0%

ABIOMED, Inc., CVR* ‡	1,110	—
Total Rights (Cost $1,132)		62,082
	Principal Amount

SECURITIES LENDING REINVESTMENTS – 12.5%(e)

CERTIFICATES OF DEPOSIT – 3.8%

Barclays Bank plc, New York
(SOFR + 0.32%), 5.48%, 11/24/2023(f)	$2,000,000	2,000,186

Citibank NA, New York
(SOFR + 0.40%), 5.62%, 12/15/2023(f)	5,000,000	5,000,540

See Accompanying Notes to the Financial Statements.

174	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS – (continued)

CERTIFICATES OF DEPOSIT – (continued)

Credit Industriel et Commercial, London
5.69%, 1/16/2024	$3,000,000	$2,964,270

Mizuho Bank Ltd., New York
(SOFR + 0.40%), 5.71%, 3/12/2024(f)	4,000,000	4,001,152

MUFG Bank Ltd., London Branch
5.63%, 11/27/2023	4,000,000	4,000,000

National Westminster Bank PLC
5.88%, 5/2/2024	4,000,000	4,002,680

Nordea Bank Abp, New York Branch
(SOFR + 0.47%), 5.78%, 4/26/2024(f)	4,000,000	4,003,104

Oversea-Chinese Banking Corp. Ltd., New York
(SOFR + 0.37%), 5.68%, 11/16/2023(f)	3,000,000	3,000,000

Royal Bank of Canada, New York
(SOFR + 0.53%), 5.84%, 5/23/2024(f)	3,000,000	3,002,712

Sumitomo Mitsui Trust Bank Ltd., New York
(SOFR + 0.23%), 5.54%, 11/22/2023(f)	4,000,000	4,000,000

Svenska Handelsbanken, New York 5.80%, 4/4/2024	1,000,000	999,882
(SOFR + 0.33%), 5.64%, 4/4/2024(f)	1,000,000	999,870

The Sumitomo Bank Ltd., New York
(SOFR + 0.47%), 5.60%, 1/9/2024(f)	3,000,000	3,001,839

Toronto-Dominion Bank, New York 5.64%, 2/28/2024	2,000,000	2,000,000

Investments	Principal Amount	Value

CERTIFICATES OF DEPOSIT – (continued)

(US Federal Funds Effective Rate (continuous series) + 0.61%), 5.94%, 7/26/2024(f)	$4,000,000	$4,001,992

Wells Fargo Bank (San Francisco) NA
(SOFR + 0.37%), 5.62%, 12/12/2023(f)	4,000,000	4,000,290
Total Certificates Of Deposit (Cost $50,967,462)		50,978,517

COMMERCIAL PAPER – 0.4%(f)

Bank of Montreal, Montreal
(SOFR + 0.35%), 5.66%, 11/9/2023 (Cost $6,000,000)	6,000,000	6,000,000

INVESTMENT COMPANIES – 1.3%

BlackRock Liquidity FedFund, Institutional Shares 5.35%, 11/1/2023	2,000,000	2,000,000

Dreyfus Treasury Obligations Cash Management Fund 5.38%, 11/1/2023	5,000,000	5,000,000

Fidelity Government Portfolio, Institutional Class 5.34%, 11/1/2023	2,000,000	2,000,000

Goldman Sachs Financial Square Government Fund, Institutional Class 5.36%, 11/1/2023	5,000,000	5,000,000

Morgan Stanley Institutional Liquidity Fund – Government Portfolio 5.35%, 11/1/2023	3,000,000	3,000,000
Total Investment Companies (Cost $17,000,000)		17,000,000

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	175

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS – (continued)

REPURCHASE AGREEMENTS – 7.0%

BofA Securities, Inc., 5.77%, dated 10/31/2023, due 1/31/2024, repurchase price $6,088,473, collateralized by various U.S. Treasury Securities, ranging from 0.13% – 6.13%, maturing 7/15/2024 – 11/15/2044; total market value $6,042,385	$6,000,000	$6,000,000

CF Secured LLC, 5.30%, dated 10/31/2023, due 11/1/2023, repurchase price $5,000,736, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 7.63%, maturing 11/15/2023 – 5/15/2051; total market value $5,041,997	5,000,000	5,000,000

Citigroup Global Markets, Inc., 5.28%, dated 10/31/2023, due 11/1/2023, repurchase price $5,173,914, collateralized by various U.S. Treasury Securities, ranging from 1.50% – 3.88%, maturing 2/15/2025 – 1/31/2027; total market value $5,231,980	5,173,156	5,173,156

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

MetLife, Inc., 5.32%, dated 10/31/2023, due 11/1/2023, repurchase price $30,004,433, collateralized by various U.S. Treasury Securities, 0.00%, maturing 8/15/2041 – 11/15/2050; total market value $30,216,462	$30,000,000	$30,000,000

TD Prime Services LLC, 5.42%, dated 10/31/2023, due 11/1/2023, repurchase price $47,007,076, collateralized by various Common Stocks; total market value $52,052,944	47,000,000	47,000,000
Total Repurchase Agreements (Cost $93,173,156)		93,173,156
Total Securities Lending Reinvestments (Cost $167,140,618)		167,151,673
Total Investments – 111.6% (Cost $1,021,431,807)		1,490,910,252

Liabilities in excess of other assets – (11.6%)		(154,899,191)
NET ASSETS – 100.0%		$1,336,011,061

*	Non-income producing security.

‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(a)

The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $206,017,475, collateralized in the form of cash with a value of $167,151,893 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $36,526,260 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.63%, and maturity dates ranging from November 7, 2023 – August 15, 2053 and $5,775,820 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 4.50%, and maturity dates ranging from November 13, 2023 – October 22, 2071; a total value of $209,453,973.

See Accompanying Notes to the Financial Statements.

176	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Investment in affiliated company. Northern Trust Investments, Inc., the Investment Adviser of the Fund, is a subsidiary of Northern Trust Corporation.

(d)	Represents less than 0.05% of net assets.

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2023. The total value of securities purchased was $167,151,673.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2023.

Percentages shown are based on Net Assets.

Abbreviations

CVR – Contingent Value Rights

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$524,557,601
Aggregate gross unrealized depreciation	(54,592,043)
Net unrealized appreciation	$469,965,558
Federal income tax cost	$1,020,214,088

Investment in a company which was affiliated for the period ended October 31, 2023, was as follows:

Security	Value October 31, 2022	Purchases at Cost	Sales Proceeds	Shares October 31, 2023	Value October 31, 2023	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Loss
Northern Trust Corp.	$564,807	$210,086	$188,705	6,970	$459,393	$(110,312)	$19,468	$(16,483)

Futures Contracts

FlexShares® Morningstar US Market Factor Tilt Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
Russell 2000 E-Mini Index	33	12/15/2023	USD	$2,752,860	$(260,959)
S&P 500 E-Mini Index	36	12/15/2023	USD	7,582,050	(370,690)
S&P Midcap 400 E-Mini Index	6	12/15/2023	USD	1,425,060	(98,957)
					$(730,606)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	99.1%
Warrants	0.0 †
Rights	0.0 †
Securities Lending Reinvestments	12.5
Others(1)	(11.6)
100.0%

†	Amount represents less than 0.05%.

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	177

Schedule of Investments

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 98.4%

Aerospace & Defense – 1.0%

Airbus SE	9,087	$1,212,914

Babcock International Group plc* (a)	29,289	138,893

BAE Systems plc	46,839	627,478

Bombardier, Inc., Class B*	1,886	60,442

CAE, Inc.*	4,716	98,380

Chemring Group plc	15,334	52,007

Dassault Aviation SA	369	73,131

Elbit Systems Ltd.	412	76,411

Hensoldt AG	800	23,592

INVISIO AB	2,552	38,282

Kongsberg Gruppen ASA	1,540	62,859

Leonardo SpA	8,715	131,129

LISI SA	880	20,324

Melrose Industries plc	22,161	125,582

Montana Aerospace AG* (b)	1,496	17,951

MTU Aero Engines AG	702	131,337

QinetiQ Group plc	14,473	58,131

Rheinmetall AG	741	211,787

Rolls-Royce Holdings plc*	130,611	341,387

Saab AB, Class B	1,596	81,710

Safran SA	5,148	800,000

Senior plc	16,810	31,903

Singapore Technologies Engineering Ltd.	17,900	49,125

Thales SA	1,521	223,711
		4,688,466

Air Freight & Logistics – 0.7%

bpost SA(a)	33,228	179,825

Cargojet, Inc.	943	53,663

Cia de Distribucion Integral Logista Holdings SA	2,419	59,269

Deutsche Post AG	20,124	781,925

DSV A/S	2,730	406,715

Freightways Group Ltd.(a)	12,878	55,804

Hamakyorex Co. Ltd.	3,900	96,699

ID Logistics Group SACA*	81	21,918

InPost SA*	3,608	35,574

Investments	Shares	Value

Air Freight & Logistics – (continued)

International Distributions Services plc*	14,455	$44,307

Kerry Logistics Network Ltd.	18,500	15,676

Konoike Transport Co. Ltd.(a)	11,700	153,275

Mainfreight Ltd.(a)	1,312	43,681

Mitsui-Soko Holdings Co. Ltd.	7,800	220,436

Nippon Express Holdings, Inc.	1,600	81,550

PostNL NV(a)	25,992	48,312

Sankyu, Inc.	1,333	39,758

SBS Holdings, Inc.(a)	7,800	137,309

Senko Group Holdings Co. Ltd.	46,800	319,839

SG Holdings Co. Ltd.	8,000	112,622

Trancom Co. Ltd.	900	41,183

Yamato Holdings Co. Ltd.	6,200	102,511
		3,051,851

Automobile Components – 1.4%

Aisan Industry Co. Ltd.(a)	12,000	93,975

Aisin Corp.	4,100	140,831

ARB Corp. Ltd.(a)	4,845	89,482

Brembo SpA	1,435	15,396

Bridgestone Corp.	11,700	437,808

CIE Automotive SA	2,091	53,177

Cie Generale des Etablissements Michelin SCA	14,274	422,755

Cie Plastic Omnium SE	19,227	215,423

Continental AG	2,223	144,366

Denso Corp.	31,200	453,131

Dometic Group AB(c)	5,962	36,660

Dowlais Group plc	75,855	92,046

Eagle Industry Co. Ltd.(a)	8,200	88,419

Exedy Corp.	11,700	193,371

FCC Co. Ltd.	11,700	137,515

Forvia SE*	2,542	42,561

Gestamp Automocion SA(b)	50,388	184,919

G-Tekt Corp.	8,000	92,284

GUD Holdings Ltd.(a)	6,543	44,078

Hella GmbH & Co. KGaA	328	24,927

Johnson Electric Holdings Ltd.(a)	136,500	169,042

JTEKT Corp.	6,700	54,261

Koito Manufacturing Co. Ltd.	5,000	73,938

See Accompanying Notes to the Financial Statements.

178	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Automobile Components – (continued)

KYB Corp.(a)	7,800	$227,390

Linamar Corp.	1,066	46,042

Magna International, Inc.(a)	5,499	263,968

Musashi Seimitsu Industry Co. Ltd.	4,100	38,849

NHK Spring Co. Ltd.	2,900	20,240

Nifco, Inc.	2,400	55,482

Niterra Co. Ltd.	2,700	59,725

NOK Corp.(a)	4,100	47,837

Nokian Renkaat OYJ(a)	8,364	63,017

Pacific Industrial Co. Ltd.	23,400	211,526

Pirelli & C SpA(b)	3,854	17,114

PWR Holdings Ltd.	3,772	23,453

Schaeffler AG (Preference)	55,380	285,893

Seiren Co. Ltd.	4,100	60,182

Shoei Co. Ltd.(a)	1,600	21,056

Stanley Electric Co. Ltd.	4,100	64,690

Sumitomo Electric Industries Ltd.	19,500	202,024

Tokai Rika Co. Ltd.(a)	18,000	278,596

Topre Corp.(a)	19,500	206,530

Toyo Tire Corp.	4,500	65,846

Toyoda Gosei Co. Ltd.	2,000	39,156

Toyota Boshoku Corp.	2,700	46,300

TS Tech Co. Ltd.	4,700	52,091

Valeo SE	4,746	62,406

Vitesco Technologies Group AG*	7,254	706,175

Yokohama Rubber Co. Ltd. (The)	4,100	74,625
		6,540,578

Automobiles – 2.3%

Aston Martin Lagonda Global Holdings plc* (b)	16,400	43,542

Bayerische Motoren Werke AG	5,850	541,856

Bayerische Motoren Werke AG (Preference)	1,198	101,493

Ferrari NV	1,872	564,920

Honda Motor Co. Ltd.	105,300	1,047,472

Isuzu Motors Ltd.	15,600	171,044

Mazda Motor Corp.	12,400	116,594

Mercedes-Benz Group AG	16,575	971,121

Mitsubishi Motors Corp.	13,500	43,020

Investments	Shares	Value

Automobiles – (continued)

Nissan Motor Co. Ltd.	42,900	$160,728

Piaggio & C SpA	48,438	129,943

PIERER Mobility AG	440	25,190

Porsche Automobil Holding SE (Preference)	3,432	152,904

Renault SA	4,056	141,692

Stellantis NV	46,176	859,021

Subaru Corp.	12,100	204,496

Suzuki Motor Corp.	7,800	297,898

Toyota Motor Corp.(a)	261,300	4,468,731

Trigano SA	2,769	362,342

Volkswagen AG (Preference)	3,549	374,492

Volvo Car AB, Class B* (a)	10,332	35,428

Yamaha Motor Co. Ltd.(a)	7,800	187,320
		11,001,247

Banks – 11.2%

77 Bank Ltd. (The)	27,300	601,179

ABN AMRO Bank NV, CVA(b)	8,612	115,470

AIB Group plc	18,788	81,302

Aktia Bank OYJ(a)	19,734	186,061

Alior Bank SA*	2,640	41,461

AMCO - Asset Management Co. SpA* ‡ (a)	239	—

ANZ Group Holdings Ltd.	43,329	677,888

Aozora Bank Ltd.(a)	2,900	58,710

Awa Bank Ltd. (The)(a)	15,600	256,386

Banca Popolare di Sondrio SpA	154,596	841,551

Banco Bilbao Vizcaya Argentaria SA(a)	123,318	967,436

Banco BPM SpA	30,638	156,190

Banco Comercial Portugues SA, Class R*	189,546	58,021

Banco de Sabadell SA	119,847	148,340

Banco Santander SA(a)	347,958	1,274,766

Bank Hapoalim BM	25,779	183,965

Bank Leumi Le-Israel BM	31,902	204,949

Bank Millennium SA*	25,740	44,712

Bank of Cyprus Holdings plc	129,480	395,936

Bank of East Asia Ltd. (The)	24,600	29,176

Bank of Georgia Group plc	13,104	529,505

Bank of Ireland Group plc	21,021	187,752

Bank of Montreal	15,171	1,145,161

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	179

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Bank of Nova Scotia (The)	25,194	$1,019,012

Bank of Queensland Ltd.(a)	13,492	43,567

Bank Polska Kasa Opieki SA	3,907	118,397

Bankinter SA(a)	13,940	87,848

Banque Cantonale de Geneve	663	163,920

Banque Cantonale Vaudoise (Registered)(a)	410	46,224

Barclays plc	303,849	485,217

BAWAG Group AG(b)	2,105	93,316

Bendigo & Adelaide Bank Ltd.	16,482	90,790

Berner Kantonalbank AG (Registered)	328	85,780

BNP Paribas SA	22,464	1,289,086

BPER Banca	28,167	91,372

CaixaBank SA	80,145	324,875

Canadian Imperial Bank of Commerce	19,865	699,872

Canadian Western Bank	33,891	670,862

Chiba Bank Ltd. (The)	17,000	125,666

Chugin Financial Group, Inc.	66,300	524,683

Close Brothers Group plc(a)	52,338	506,171

Commerzbank AG	21,489	230,546

Commonwealth Bank of Australia	24,726	1,511,673

Concordia Financial Group Ltd.	30,921	142,207

Credit Agricole SA	22,230	267,350

Credito Emiliano SpA	26,715	216,019

Dah Sing Banking Group Ltd.	149,440	97,977

Dah Sing Financial Holdings Ltd.	62,400	140,995

Daishi Hokuetsu Financial Group, Inc.	15,600	403,275

Danske Bank A/S	13,845	324,001

DBS Group Holdings Ltd.	27,356	655,921

DNB Bank ASA	19,344	348,555

EQB, Inc.	9,048	448,538

Erste Group Bank AG	7,020	250,430

FIBI Holdings Ltd.	533	18,735

FinecoBank Banca Fineco SpA	8,736	102,635

First International Bank of Israel Ltd. (The)	1,144	38,882

Fukuoka Financial Group, Inc.	2,800	73,159

Graubuendner Kantonalbank	7	12,692

Investments	Shares	Value

Banks – (continued)

Gunma Bank Ltd. (The)	16,400	$78,619

Hachijuni Bank Ltd. (The)	15,500	87,343

Hang Seng Bank Ltd.	11,700	134,052

Heartland Group Holdings Ltd.(a)	222,222	197,761

Hirogin Holdings, Inc.	9,200	57,960

Hokkoku Financial Holdings, Inc.	1,300	42,619

Hokuhoku Financial Group, Inc.	42,900	495,300

HSBC Holdings plc	417,651	3,001,768

Hyakugo Bank Ltd. (The)	85,800	321,229

ING Bank Slaski SA*	1,281	66,421

ING Groep NV	74,334	945,052

Intesa Sanpaolo SpA(a)	331,695	861,253

Israel Discount Bank Ltd., Class A	28,410	124,650

Iyogin Holdings, Inc.	8,200	58,504

Japan Post Bank Co. Ltd.	27,300	252,279

Judo Capital Holdings Ltd.* (a)	31,857	17,044

Juroku Financial Group, Inc.(a)	11,700	312,886

Jyske Bank A/S (Registered)*	1,292	90,789

KBC Ancora	803	30,301

KBC Group NV	7,098	389,384

Keiyo Bank Ltd. (The)	42,900	192,908

Kiyo Bank Ltd. (The)(a)	21,700	221,807

Kyoto Financial Group, Inc.	1,600	89,907

Kyushu Financial Group, Inc.	12,000	74,807

Laurentian Bank of Canada(a)	15,054	275,434

Liechtensteinische Landesbank AG	1,025	70,845

Lloyds Banking Group plc	1,377,207	667,466

Luzerner Kantonalbank AG (Registered)	697	54,685

Mebuki Financial Group, Inc.(a)	28,010	84,153

Mediobanca Banca di Credito Finanziario SpA(a)	13,104	156,100

Mitsubishi UFJ Financial Group, Inc.	269,100	2,233,542

Mizrahi Tefahot Bank Ltd.	3,510	108,452

Mizuho Financial Group, Inc.	54,600	917,721

Musashino Bank Ltd. (The)	11,700	218,402

Nanto Bank Ltd. (The)	11,700	208,591

National Australia Bank Ltd.	47,502	843,629

National Bank of Canada	5,460	339,104

NatWest Group plc	115,986	250,804

See Accompanying Notes to the Financial Statements.

180	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Nishi-Nippon Financial Holdings, Inc.	46,800	$551,915

Nordea Bank Abp	71,799	753,807

Norion Bank AB*	1,353	4,366

North Pacific Bank Ltd.	101,400	257,777

Oberbank AG	902	60,637

Ogaki Kyoritsu Bank Ltd. (The)	15,600	216,007

Oversea-Chinese Banking Corp. Ltd.	78,000	721,901

Powszechna Kasa Oszczednosci Bank Polski SA*	15,902	164,228

Raiffeisen Bank International AG*	1,107	15,995

Resona Holdings, Inc.	46,800	248,300

Ringkjoebing Landbobank A/S	492	66,923

Royal Bank of Canada	20,814	1,660,622

San-In Godo Bank Ltd. (The)	54,600	372,785

Santander Bank Polska SA*	836	90,544

Senshu Ikeda Holdings, Inc.(a)	101,400	236,351

Seven Bank Ltd.	28,700	56,530

Shiga Bank Ltd. (The)	16,600	435,155

Shizuoka Financial Group, Inc.	13,100	110,417

Skandinaviska Enskilda Banken AB, Class A	35,763	397,877

Skandinaviska Enskilda Banken AB, Class C	684	7,849

Societe Generale SA	15,561	347,792

Spar Nord Bank A/S	25,311	382,818

SpareBank 1 Nord Norge	32,253	272,535

Sparebank 1 Oestlandet	1,329	14,751

SpareBank 1 SMN	3,103	37,608

SpareBank 1 Sorost-Norge	25,506	135,616

SpareBank 1 SR-Bank ASA	4,796	52,031

Sparebanken Vest	32,136	294,559

St Galler Kantonalbank AG (Registered)	41	22,233

Standard Chartered plc	47,814	365,525

Sumitomo Mitsui Financial Group, Inc.	28,600	1,363,478

Sumitomo Mitsui Trust Holdings, Inc.	7,800	288,937

Suruga Bank Ltd.(a)	67,100	284,448

Investments	Shares	Value

Banks – (continued)

Svenska Handelsbanken AB, Class A	31,590	$268,607

Svenska Handelsbanken AB, Class B(a)	908	9,346

Swedbank AB, Class A	18,681	305,563

Sydbank A/S	19,656	851,783

TBC Bank Group plc	14,586	475,228

Tokyo Kiraboshi Financial Group, Inc.(a)	11,700	340,312

Toronto-Dominion Bank (The)	38,844	2,167,373

Unicaja Banco SA(a) (b)	441,129	457,880

UniCredit SpA	37,947	947,598

United Overseas Bank Ltd.	31,226	615,836

Valiant Holding AG (Registered)	5,499	598,210

Virgin Money UK plc	30,176	54,541

Walliser Kantonalbank (Registered)	485	58,090

Westpac Banking Corp.(a)	50,739	661,783

Yamaguchi Financial Group, Inc.	4,100	37,198

Zuger Kantonalbank AG	10	86,369
		52,737,770

Beverages – 1.0%

Anheuser-Busch InBev SA/NV	15,483	877,683

Asahi Group Holdings Ltd.	6,700	240,491

Britvic plc	3,520	35,794

Budweiser Brewing Co. APAC Ltd.(b)	22,600	42,978

C&C Group plc(a)	27,840	47,025

Carlsberg A/S, Class B	1,521	180,934

Coca-Cola Europacific Partners plc(a)	3,092	180,913

Coca-Cola HBC AG	3,806	98,464

Davide Campari-Milano NV(a)	9,602	105,857

Diageo plc	33,306	1,255,699

Fevertree Drinks plc	5,658	68,932

Heineken Holding NV	1,391	105,567

Heineken NV	3,627	324,871

Ito En Ltd.	800	25,868

Kirin Holdings Co. Ltd.	11,700	163,744

Pernod Ricard SA	3,042	538,578

Primo Water Corp.	8,385	109,263

Remy Cointreau SA	398	45,077

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	181

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Beverages – (continued)

Royal Unibrew A/S	836	$60,356

Sapporo Holdings Ltd.	1,900	66,543

Suntory Beverage & Food Ltd.	1,800	53,223

Takara Holdings, Inc.	4,100	33,868

Treasury Wine Estates Ltd.	8,668	66,407
		4,728,135

Biotechnology – 0.5%

Argenx SE*	897	421,064

Bavarian Nordic A/S* (a)	3,730	70,914

BioGaia AB, Class B	5,670	50,546

BoneSupport Holding AB* (b)	2,665	34,634

Clinuvel Pharmaceuticals Ltd.(a)	1,368	12,724

CSL Ltd.	7,137	1,049,941

Galapagos NV* (a)	2,964	97,842

Genmab A/S*	975	274,770

Genus plc	3,640	94,435

Grifols SA*	6,478	72,478

Idorsia Ltd.* (a)	7,462	14,079

Imugene Ltd.*	411,693	11,208

Nykode Therapeutics ASA*	11,562	17,770

PeptiDream, Inc.*	2,500	18,002

Pharma Mar SA	824	28,045

PureTech Health plc*	12,751	23,457

Swedish Orphan Biovitrum AB*	3,561	73,115

Takara Bio, Inc.	400	3,500

Telix Pharmaceuticals Ltd.*	4,018	22,489

Valneva SE* (a)	3,485	19,707

Vitrolife AB(a)	880	11,429

Zealand Pharma A/S, Class A*	2,519	104,451
		2,526,600

Broadline Retail – 0.6%

Allegro.eu SA* (b)	6,278	44,917

ASKUL Corp.(a)	1,000	12,922

B&M European Value Retail SA	16,102	103,322

Belluna Co. Ltd.(a)	15,600	63,041

Boozt AB* (b)	2,508	17,509

Canadian Tire Corp. Ltd., Class A(a)	1,108	106,758

Dollarama, Inc.(a)	3,939	268,701

Europris ASA(b)	12,997	73,584

Investments	Shares	Value

Broadline Retail – (continued)

Harvey Norman Holdings Ltd.(a)	17,952	$41,714

Isetan Mitsukoshi Holdings Ltd.	5,000	55,928

Izumi Co. Ltd.	1,300	32,645

J Front Retailing Co. Ltd.	4,100	38,727

Mercari, Inc.* (a)	1,900	37,650

Next plc	2,106	175,923

Pan Pacific International Holdings Corp.	7,800	149,696

Prosus NV*	22,659	633,013

Rakuten Group, Inc.	35,100	129,048

Ryohin Keikaku Co. Ltd.	6,000	84,050

Seria Co. Ltd.	1,000	13,853

Takashimaya Co. Ltd.	4,300	58,007

THG plc, Class B* (a)	50,904	43,189

Tokmanni Group Corp.(a)	14,664	197,623

Warehouse Group Ltd. (The)(a)	30,712	30,726

Wesfarmers Ltd.	15,834	506,478
		2,919,024

Building Products – 1.0%

AGC, Inc.	4,800	161,992

Arbonia AG	3,837	32,634

Assa Abloy AB, Class B	14,118	300,110

Belimo Holding AG (Registered)	123	51,495

Bunka Shutter Co. Ltd.	21,200	177,501

Carel Industries SpA(b)	840	17,474

Central Glass Co. Ltd.	7,800	146,374

Cie de Saint-Gobain SA	11,076	601,757

Daikin Industries Ltd.	4,200	599,861

dormakaba Holding AG	126	57,320

Fletcher Building Ltd.(a)	3,362	8,448

Forbo Holding AG (Registered)	41	45,052

Geberit AG (Registered)	468	216,914

Genuit Group plc	15,480	49,872

Inwido AB	20,748	211,516

James Halstead plc	18,023	41,881

Kingspan Group plc	2,341	157,077

Lindab International AB	4,346	66,789

Lixil Corp.	6,000	65,410

Munters Group AB(b)	4,428	53,821

Nibe Industrier AB, Class B(a)	22,581	129,714

Nichias Corp.(a)	20,300	398,909

Nichiha Corp.	11,700	228,677

See Accompanying Notes to the Financial Statements.

182	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Building Products – (continued)

Nitto Boseki Co. Ltd.	1,900	$42,154

Reliance Worldwide Corp. Ltd.(a)	13,860	30,626

ROCKWOOL A/S, Class A	88	19,441

ROCKWOOL A/S, Class B	174	38,637

Sanwa Holdings Corp.	5,400	71,973

Schweiter Technologies AG	56	31,260

Sekisui Jushi Corp.(a)	11,700	189,045

Systemair AB	4,018	22,009

Takara Standard Co. Ltd.(a)	19,500	235,115

Takasago Thermal Engineering Co. Ltd.	4,100	80,378

TOTO Ltd.	3,000	71,769

Uponor OYJ	3,440	103,846

Volution Group plc	11,378	50,063
		4,806,914

Capital Markets – 3.0%

3i Group plc	19,968	468,733

abrdn plc	16,031	30,473

AJ Bell plc	21,520	66,119

Allfunds Group plc	4,048	20,615

Alpha Group International plc	1,804	34,149

Altshuler Shaham Finance Ltd.(a)	22,509	25,260

Amundi SA(b)	1,312	68,258

Anima Holding SpA(b)	65,754	268,000

Ashmore Group plc	22,554	46,389

ASX Ltd.(a)	3,471	123,355

Avanza Bank Holding AB(a)	2,704	45,500

Azimut Holding SpA	2,501	52,554

Banca Generali SpA	1,397	45,214

Brederode SA(a)	285	25,305

Bridgepoint Group plc(b)	16,760	36,912

Brookfield Asset Management Ltd., Class A	5,265	150,754

Brookfield Corp., Class A(a)	29,914	870,524

Bure Equity AB	968	19,286

CI Financial Corp.	51,441	465,776

Cie Financiere Tradition SA	615	78,391

Daiwa Securities Group, Inc.	27,300	155,748

Deutsche Bank AG (Registered)	43,563	476,853

Deutsche Boerse AG	2,808	460,642

Investments	Shares	Value

Capital Markets – (continued)

EFG International AG	1,680	$20,085

EQT AB(a)	4,756	86,371

Euronext NV(b)	1,394	96,954

Fairfax India Holdings Corp.* (a) (b)	4,510	54,977

flatexDEGIRO AG*	4,400	44,424

Flow Traders Ltd.(a)	11,193	204,321

Gimv NV(a)	6,456	249,076

GMO Financial Holdings, Inc.(a)	8,200	36,981

Hargreaves Lansdown plc	5,061	43,394

Hong Kong Exchanges & Clearing Ltd.	17,358	610,057

HUB24 Ltd.	4,532	86,743

iFAST Corp. Ltd.	16,400	79,004

IG Group Holdings plc	8,448	65,403

IGM Financial, Inc.(a)	2,200	49,475

Impax Asset Management Group plc	2,132	9,960

Insignia Financial Ltd.(a)	223,002	290,859

IntegraFin Holdings plc(b)	15,498	41,148

Intermediate Capital Group plc	6,435	101,863

Investec plc	16,636	92,073

IP Group plc	362,154	192,701

JAFCO Group Co. Ltd.	5,000	53,452

Japan Exchange Group, Inc.	7,800	152,683

JTC plc(b)	7,558	58,558

Julius Baer Group Ltd.	4,446	261,860

Jupiter Fund Management plc	181,233	172,635

Kingkey Financial International Holdings Ltd.* (a)	410,000	45,587

Leonteq AG	2,964	126,859

London Stock Exchange Group plc	6,162	619,119

Macquarie Group Ltd.	5,304	540,607

Magellan Financial Group Ltd.	7,995	32,853

Man Group plc	32,340	86,138

Matsui Securities Co. Ltd.	8,200	40,609

Monex Group, Inc.(a)	12,300	53,360

Ninety One plc(a)	15,252	29,260

Nomura Holdings, Inc.	66,300	253,870

Nordnet AB publ	2,420	34,115

Okasan Securities Group, Inc.	78,000	348,681

Onex Corp.	1,394	78,042

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	183

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

Partners Group Holding AG	312	$328,028

Perpetual Ltd.(a)	5,289	64,128

Pinnacle Investment Management Group Ltd.(a)	10,281	50,383

Quilter plc(a) (b)	475,137	460,667

Rathbones Group plc	3,608	65,584

Ratos AB, Class B	71,097	197,395

SBI Holdings, Inc.	4,800	102,279

Schroders plc	12,054	54,017

Singapore Exchange Ltd.	12,300	85,020

Sprott, Inc.(a)	1,056	30,587

St James’s Place plc	7,920	61,469

Swissquote Group Holding SA (Registered)	205	39,173

Tamburi Investment Partners SpA	6,642	55,533

Tel Aviv Stock Exchange Ltd.*	4,141	18,425

Tikehau Capital SCA(a)	1,672	34,462

TMX Group Ltd.	4,180	86,957

Tokai Tokyo Financial Holdings, Inc.	28,700	96,649

TP ICAP Group plc	265,473	506,079

UBS Group AG (Registered)	63,882	1,489,562

UOB-Kay Hian Holdings Ltd.	5,767	5,514

Van Lanschot Kempen NV, CVA	13,494	361,571

Vontobel Holding AG (Registered)	339	19,743

VZ Holding AG	285	27,935

WealthNavi, Inc.* (a)	2,400	17,416

XTB SA(b)	13,760	106,841

Yangzijiang Financial Holding Ltd.	881,400	205,867
		14,050,251

Chemicals – 3.1%

ADEKA Corp.	2,300	37,952

Aica Kogyo Co. Ltd.	1,500	34,250

Air Liquide SA	7,683	1,312,992

Air Water, Inc.	4,100	51,343

Akzo Nobel NV	2,730	182,544

Arkema SA	1,521	142,088

Asahi Kasei Corp.	35,100	214,014

ASAHI YUKIZAI Corp.	4,000	96,669

Investments	Shares	Value

Chemicals – (continued)

BASF SE	18,252	$839,893

Borregaard ASA	1,692	22,930

C Uyemura & Co. Ltd.	600	32,329

Chr Hansen Holding A/S	1,546	105,200

Clariant AG (Registered)	5,002	70,739

Corbion NV	3,321	57,323

Covestro AG* (b)	2,730	137,644

Croda International plc	2,262	120,168

Daicel Corp.	8,900	74,899

Denka Co. Ltd.	1,400	25,084

DIC Corp.	2,899	45,319

DSM-Firmenich AG	3,198	289,319

Elementis plc*	41,976	60,308

Elkem ASA(b)	5,870	9,079

EMS-Chemie Holding AG (Registered)(a)	126	85,841

Essentra plc	16,940	30,546

Evonik Industries AG	4,160	76,334

FUCHS SE	711	23,823

FUCHS SE (Preference)	1,182	47,876

Fujimori Kogyo Co. Ltd.	4,000	99,838

Fuso Chemical Co. Ltd.	1,100	29,453

Givaudan SA (Registered)	117	388,264

Grupa Azoty SA*	3,720	19,421

Hexpol AB	5,784	51,096

ICL Group Ltd.	18,163	87,997

Incitec Pivot Ltd.	36,784	63,814

Israel Corp. Ltd.*	104	22,396

JCU Corp.	1,400	30,090

Johnson Matthey plc	4,320	78,317

JSR Corp.	3,100	82,267

K+S AG (Registered)	4,961	83,219

Kaneka Corp.	1,300	31,495

Kansai Paint Co. Ltd.	5,300	76,957

Kanto Denka Kogyo Co. Ltd.(a)	19,500	101,720

Kemira OYJ	2,992	48,324

KH Neochem Co. Ltd.(a)	11,700	175,139

Kumiai Chemical Industry Co. Ltd.(a)	31,200	224,969

Kuraray Co. Ltd.	8,000	90,858

Kureha Corp.	800	47,067

LANXESS AG	2,156	49,224

Lenzing AG* (a)	1,068	41,486

See Accompanying Notes to the Financial Statements.

184	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Lintec Corp.	15,600	$255,665

Methanex Corp.	1,290	53,208

Mitsubishi Chemical Group Corp.	31,200	174,722

Mitsubishi Gas Chemical Co., Inc.	6,200	83,004

Mitsui Chemicals, Inc.	5,300	131,691

Nihon Nohyaku Co. Ltd.	16,400	69,306

Nihon Parkerizing Co. Ltd.	4,100	29,347

Nippon Kayaku Co. Ltd.	3,800	32,343

Nippon Paint Holdings Co. Ltd.	15,600	103,729

Nippon Pillar Packing Co. Ltd.	7,800	191,594

Nippon Sanso Holdings Corp.(a)	2,800	69,720

Nippon Shokubai Co. Ltd.	1,400	51,629

Nippon Soda Co. Ltd.	9,539	338,868

Nissan Chemical Corp.	2,900	116,712

Nitto Denko Corp.(a)	1,800	115,087

NOF Corp.	1,200	47,011

Novozymes A/S, Class B(a)	3,393	152,127

Nufarm Ltd.(a)	20,418	55,977

Nutrien Ltd.	10,218	548,198

OCI NV(a)	1,933	44,970

Okamoto Industries, Inc.(a)	5,700	195,715

Orica Ltd.(a)	6,731	62,477

Osaka Soda Co. Ltd.(a)	8,400	486,989

Recticel SA(a)	2,200	19,743

Resonac Holdings Corp.	4,200	67,183

Sanyo Chemical Industries Ltd.	3,900	103,136

Shikoku Kasei Holdings Corp.	3,200	35,836

Shin-Etsu Chemical Co. Ltd.	42,900	1,265,655

Shin-Etsu Polymer Co. Ltd.	800	7,163

Sika AG (Registered)	2,262	539,122

SOL SpA	3,009	86,510

Solvay SA	1,599	168,575

Sumitomo Chemical Co. Ltd.(a)	46,800	118,047

Symrise AG, Class A	2,067	210,180

T Hasegawa Co. Ltd.	900	18,541

Taiyo Holdings Co. Ltd.(a)	1,800	29,001

Teijin Ltd.	4,100	36,764

Tessenderlo Group SA(a)	8,931	259,602

Toagosei Co. Ltd.	42,900	389,639

Investments	Shares	Value

Chemicals – (continued)

Tokai Carbon Co. Ltd.	6,600	$49,986

Tokuyama Corp.	23,400	350,896

Tokyo Ohka Kogyo Co. Ltd.	700	39,838

Toray Industries, Inc.	19,500	93,325

Tosoh Corp.	7,800	94,638

Toyo Gosei Co. Ltd.(a)	300	12,321

Toyo Ink SC Holdings Co. Ltd.(a)	13,300	224,382

Toyobo Co. Ltd.	27,300	181,886

UBE Corp.	4,100	62,646

Umicore SA	3,034	71,996

Victrex plc	5,289	88,375

Wacker Chemie AG	256	31,253

W-Scope Corp.*	4,100	23,364

Yara International ASA	2,583	84,391

Zeon Corp.	3,600	29,417
		14,353,417

Commercial Services & Supplies – 1.1%

Aker Carbon Capture ASA*	23,288	22,054

Befesa SA(b)	1,394	40,579

Big Technologies plc*	11,924	26,044

Bilfinger SE	9,360	342,514

Boyd Group Services, Inc.	372	63,354

Brambles Ltd.	22,737	188,731

Bravida Holding AB(b)	984	6,139

Caverion OYJ	8,888	80,136

Cleanaway Waste Management Ltd.(a)	35,024	49,673

Coor Service Management Holding AB(b)	6,692	23,048

Dai Nippon Printing Co. Ltd.(a)	3,900	100,664

Daiseki Co. Ltd.(a)	1,499	40,928

Derichebourg SA	30,264	130,579

DO & CO AG	369	43,060

Downer EDI Ltd.(a)	229,515	547,847

Duskin Co. Ltd.	4,100	88,987

Elis SA	4,777	77,785

GFL Environmental, Inc.	2,416	69,526

Intrum AB(a)	26,715	136,771

ISS A/S	2,508	36,228

Japan Elevator Service Holdings Co. Ltd.	4,200	55,050

Kokuyo Co. Ltd.	4,100	63,025

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	185

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Commercial Services & Supplies – (continued)

Loomis AB, Class B	984	$25,488

Matsuda Sangyo Co. Ltd.	4,100	70,795

Mitie Group plc	481,455	575,458

Mitsubishi Pencil Co. Ltd.	1,800	22,036

Nippon Kanzai Holdings Co. Ltd.	1,300	21,426

Okamura Corp.	29,100	410,238

Park24 Co. Ltd.*	2,200	24,565

Prestige International, Inc.	4,000	16,085

Prosegur Cash SA(b)	90,528	49,184

Prosegur Cia de Seguridad SA	57,195	85,363

RB Global, Inc.	2,691	175,911

Rentokil Initial plc	35,256	178,313

Sdiptech AB, Class B*	1,958	38,309

Secom Co. Ltd.	2,700	186,305

Securitas AB, Class B(a)	11,275	90,078

Serco Group plc	59,046	102,459

Smart Metering Systems plc	7,215	55,945

Societe BIC SA	328	20,542

Sohgo Security Services Co. Ltd.	9,500	55,302

SPIE SA	2,992	78,557

Takkt AG	2,728	34,890

TOPPAN Holdings, Inc.	4,100	93,454

Veridis Environment Ltd.* (a)	2,870	14,855

Waste Connections, Inc.	3,744	484,259
		5,142,539

Communications Equipment – 0.2%

Nokia OYJ	79,911	265,223

Spirent Communications plc	25,338	29,901

Telefonaktiebolaget LM Ericsson, Class A	3,789	17,703

Telefonaktiebolaget LM Ericsson, Class B	65,169	291,703

VTech Holdings Ltd.	54,600	317,848
		922,378

Construction & Engineering – 2.0%

Ackermans & van Haaren NV	454	67,327

ACS Actividades de Construccion y Servicios SA	4,873	176,002

AF Gruppen ASA	704	7,335

Investments	Shares	Value

Construction & Engineering – (continued)

Ashtrom Group Ltd.(a)	1,861	$20,019

Balfour Beatty plc	18,286	68,609

Bouygues SA	2,760	96,884

Burkhalter Holding AG	615	57,307

Chiyoda Corp.* (a)	58,500	136,356

Chudenko Corp.	4,100	66,382

Daiho Corp.	3,900	99,016

Eiffage SA	1,560	141,313

Elco Ltd.	3,666	87,428

Elecnor SA	14,781	248,414

Electra Ltd.	15	4,745

EXEO Group, Inc.	4,100	84,629

Ferrovial SE	6,772	203,574

Fugro NV*	6,864	113,109

Gold Finance Holdings Ltd.* ‡	89,827	—

Hazama Ando Corp.	57,000	437,723

HOCHTIEF AG	442	45,598

INFRONEER Holdings, Inc.	4,100	42,951

Instalco AB(a) (b)	11,606	32,389

JGC Holdings Corp.	5,400	65,679

Johns Lyng Group Ltd.(a)	4,879	18,844

Kajima Corp.	11,800	193,154

Kinden Corp.	2,300	34,611

Kumagai Gumi Co. Ltd.	12,500	311,169

Kvutzat Acro Ltd.(a)	4,223	34,082

Kyudenko Corp.	2,100	62,191

Maire Tecnimont SpA	53,820	249,737

MIRAIT ONE Corp.	35,100	462,144

Monadelphous Group Ltd.(a)	7,216	64,192

Morgan Sindall Group plc	14,898	339,866

NCC AB, Class B	25,467	260,308

Nippon Densetsu Kogyo Co. Ltd.	1,700	22,933

Nippon Road Co. Ltd. (The)	6,900	90,029

Nishimatsu Construction Co. Ltd.	1,700	40,781

NRW Holdings Ltd.(a)	161,694	255,941

NYAB OYJ(a)	33,784	16,926

Obayashi Corp.	12,000	102,057

Okumura Corp.	11,700	355,377

Peab AB, Class B(a)	63,102	234,275

Penta-Ocean Construction Co. Ltd.	9,700	56,588

Raito Kogyo Co. Ltd.	3,200	41,203

Raiznext Corp.(a)	11,700	108,776

See Accompanying Notes to the Financial Statements.

186	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction & Engineering – (continued)

Sacyr SA(a)	29,203	$84,145

Sanki Engineering Co. Ltd.(a)	17,200	199,093

Shapir Engineering and Industry Ltd.(a)	2,525	13,531

Shikun & Binui Ltd.* (a)	20,336	45,945

Shimizu Corp.	12,000	84,863

Shinnihon Corp.	12,300	98,030

SHO-BOND Holdings Co. Ltd.	1,200	46,908

Skanska AB, Class B	8,190	122,674

SNC-Lavalin Group, Inc.	2,068	57,381

Stantec, Inc.	1,758	107,449

Sumitomo Densetsu Co. Ltd.(a)	6,400	111,312

Sumitomo Mitsui Construction Co. Ltd.	62,400	164,812

Sweco AB, Class B	4,708	43,192

Taihei Dengyo Kaisha Ltd.	5,200	134,940

Taikisha Ltd.	1,000	28,855

Taisei Corp.	4,400	148,144

Takamatsu Construction Group Co. Ltd.	7,800	141,224

Toa Corp.	7,800	193,139

Toda Corp.	5,200	28,691

Toenec Corp.	4,000	108,290

Toyo Construction Co. Ltd.	8,200	66,544

Veidekke ASA	3,088	26,646

Ventia Services Group Pty. Ltd.(a)	28,618	49,829

Vinci SA	7,683	848,475

Webuild SpA(a)	28,249	50,820

Worley Ltd.	7,728	80,196

WSP Global, Inc.	1,677	219,239

Yokogawa Bridge Holdings Corp.	14,200	232,815
		9,195,155

Construction Materials – 0.7%

Adbri Ltd.* (a)	123,864	154,496

Boral Ltd.* (a)	3,476	9,904

Breedon Group plc	97,165	368,453

Brickworks Ltd.(a)	1,435	22,269

Buzzi SpA	3,148	83,186

Cementir Holding NV	17,199	143,071

Investments	Shares	Value

Construction Materials – (continued)

CSR Ltd.	24,887	$88,398

Heidelberg Materials AG	2,925	211,721

Holcim AG	11,583	713,779

Ibstock plc(b)	27,720	41,205

Imerys SA	1,103	29,170

James Hardie Industries plc, CHDI*	5,889	145,752

Marshalls plc	88,491	220,987

Mitani Sekisan Co. Ltd.(a)	1,200	35,894

RHI Magnesita NV(a)	11,037	343,660

Sumitomo Osaka Cement Co. Ltd.	1,700	39,210

Taiheiyo Cement Corp.	2,200	37,312

Titan Cement International SA(a)	12,324	232,913

Vicat SACA	5,226	160,193

Wienerberger AG	2,596	62,947
		3,144,520

Consumer Finance – 0.3%

Acom Co. Ltd.	20,500	47,770

AEON Financial Service Co. Ltd.	4,100	33,516

Cembra Money Bank AG	1,638	112,404

Credit Corp. Group Ltd.(a)	6,068	46,372

Credit Saison Co. Ltd.	2,100	31,137

Direct Finance of Direct Group 2006 Ltd.(a)	574	43,558

goeasy Ltd.(a)	4,290	339,924

Gruppo MutuiOnline SpA	1,056	29,691

Isracard Ltd.	15,211	47,375

J Trust Co. Ltd.(a)	32,800	102,659

Jaccs Co. Ltd.	9,500	323,055

KRUK SA	738	81,506

Latitude Group Holdings Ltd.(a)	88,452	66,084

Marui Group Co. Ltd.	3,200	50,067

Orient Corp.	4,100	30,402

Sun Hung Kai & Co. Ltd.	246,000	82,057
		1,467,577

Consumer Staples Distribution & Retail – 1.6%

Aeon Co. Ltd.	13,213	276,309

Ain Holdings, Inc.	800	22,408

Alimentation Couche-Tard, Inc.	11,271	612,892

Arcs Co. Ltd.	18,418	349,887

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	187

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Consumer Staples Distribution & Retail – (continued)

Axfood AB	1,496	$33,019

Axial Retailing, Inc.	7,800	198,032

Belc Co. Ltd.	800	37,294

Carrefour SA	11,934	209,144

Casino Guichard Perrachon SA* (a)	14,640	13,927

Coles Group Ltd.	20,046	193,809

Cosmos Pharmaceutical Corp.(a)	200	20,727

Create SD Holdings Co. Ltd.	500	10,647

Dino Polska SA* (b)	988	93,431

Distribuidora Internacional de Alimentacion SA*	3,367,945	43,431

Empire Co. Ltd., Class A	3,918	107,246

Endeavour Group Ltd.	17,056	53,347

Etablissements Franz Colruyt NV	1,044	43,114

Fuji Co. Ltd.	4,200	52,859

George Weston Ltd.	1,092	118,321

GrainCorp Ltd., Class A(a)	74,841	328,856

HelloFresh SE*	2,970	64,544

Inageya Co. Ltd.(a)	2,998	31,634

J Sainsbury plc	36,677	114,513

Jeronimo Martins SGPS SA	4,905	112,920

Kansai Food Market Ltd.(a)	8,200	72,771

Kato Sangyo Co. Ltd.	700	19,505

Kesko OYJ, Class A	2,248	38,683

Kesko OYJ, Class B	4,715	79,566

Kobe Bussan Co. Ltd.(a)	1,900	46,959

Koninklijke Ahold Delhaize NV	20,865	617,521

Kusuri no Aoki Holdings Co. Ltd.	600	38,988

Life Corp.	7,800	182,324

Loblaw Cos. Ltd.	2,340	191,178

Marks & Spencer Group plc*	46,416	122,109

MARR SpA	4,018	47,567

MatsukiyoCocokara & Co.	7,100	123,674

Maxvalu Tokai Co. Ltd.	500	9,865

Metcash Ltd.	18,048	42,052

METRO AG*	4,346	27,562

Metro, Inc., Class A	3,432	174,140

Mitsubishi Shokuhin Co. Ltd.	7,800	203,698

North West Co., Inc. (The)	2,419	61,614

Ocado Group plc*	13,301	75,100

Oisix ra daichi, Inc.* (a)	2,000	15,055

Investments	Shares	Value

Consumer Staples Distribution & Retail – (continued)

Olam Group Ltd.	28,700	$20,739

Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	574	30,931

Redcare Pharmacy NV* (b)	748	83,214

Seven & i Holdings Co. Ltd.	12,000	435,247

Sheng Siong Group Ltd.	17,900	20,251

Shufersal Ltd.*	3,578	15,062

Sugi Holdings Co. Ltd.	800	32,165

Sundrug Co. Ltd.	1,600	43,253

Tesco plc	143,715	470,332

Tsuruha Holdings, Inc.	900	65,667

United Super Markets Holdings, Inc.(a)	2,000	14,144

Valor Holdings Co. Ltd.	15,600	242,480

Welcia Holdings Co. Ltd.	2,300	37,960

Woolworths Group Ltd.	19,383	432,232
		7,275,919

Containers & Packaging – 0.3%

Billerud Aktiebolag	5,485	50,811

CCL Industries, Inc., Class B	2,625	102,523

DS Smith plc	26,376	91,281

FP Corp.	1,200	22,907

Fuji Seal International, Inc.	2,000	22,094

Huhtamaki OYJ	2,051	70,262

Mayr Melnhof Karton AG(a)	275	32,265

Metsa Board OYJ, Class B(a)	3,813	28,777

Orora Ltd.	26,585	41,407

Rengo Co. Ltd.	5,200	34,240

SIG Group AG	5,850	128,500

Smurfit Kappa Group plc(a)	5,499	178,675

Toyo Seikan Group Holdings Ltd.	5,600	93,367

Transcontinental, Inc., Class A	24,141	177,547

Verallia SA(b)	1,364	44,319

Vidrala SA	560	41,494

Winpak Ltd.	1,716	46,675
		1,207,144

Distributors – 0.1%

Arata Corp.	5,700	210,017

Bapcor Ltd.(a)	17,917	60,578

D’ieteren Group	343	50,793

See Accompanying Notes to the Financial Statements.

188	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Distributors – (continued)

Inchcape plc	6,396	$51,690

Inter Cars SA	205	27,729

PALTAC Corp.	800	25,672
		426,479

Diversified Consumer Services – 0.1%

AcadeMedia AB(b)	29,406	121,702

Auction Technology Group plc*	2,583	17,584

G8 Education Ltd.(a)	51,492	30,972

IDP Education Ltd.(a)	2,501	34,283

InvoCare Ltd.	6,933	55,573

Pearson plc	12,792	147,711
		407,825

Diversified REITs – 0.5%

Argosy Property Ltd., REIT	68,432	42,192

British Land Co. plc (The), REIT	12,400	44,764

Centuria Capital Group, REIT(a)	55,661	40,352

Charter Hall Group, REIT(a)	8,140	44,684

Charter Hall Long Wale REIT, REIT(a)	20,910	39,982

Cromwell European REIT, REIT(b)	93,674	113,865

Daiwa House REIT Investment Corp., REIT	42	74,213

GPT Group (The), REIT	14,186	32,514

Growthpoint Properties Australia Ltd., REIT(a)	27,019	33,701

H&R REIT, REIT	45,942	282,287

Hankyu Hanshin REIT, Inc., REIT(a)	82	76,886

Heiwa Real Estate REIT, Inc., REIT(a)	43	40,119

Hulic Reit, Inc., REIT	24	24,437

ICADE, REIT	836	27,216

Land Securities Group plc, REIT	6,027	41,614

LXI REIT plc, REIT(b)	107,679	112,044

Merlin Properties Socimi SA, REIT	7,011	58,248

Mirvac Group, REIT	36,859	42,474

Mori Trust Reit, Inc., REIT	82	39,905

NIPPON REIT Investment Corp., REIT	18	41,480

Investments	Shares	Value

Diversified REITs – (continued)

Nomura Real Estate Master Fund, Inc., REIT	82	$90,368

NTT UD REIT Investment Corp., REIT(a)	24	19,762

OUE Commercial REIT, REIT	175,177	30,048

Reit 1 Ltd., REIT	65,325	235,913

Sekisui House Reit, Inc., REIT(a)	55	28,908

Sella Capital Real Estate Ltd., REIT	81,042	143,832

Star Asia Investment Corp., REIT	240	90,330

Stockland, REIT	23,534	52,748

Stride Property Group, REIT(a)	33,231	26,287

Suntec REIT, REIT	43,500	34,926

Takara Leben Real Estate Investment Corp., REIT(a)	312	203,955

Tokyu REIT, Inc., REIT	22	26,206

United Urban Investment Corp., REIT	40	40,252
		2,276,512

Diversified Telecommunication Services – 1.2%

BCE, Inc.(a)	3,549	131,606

Bezeq The Israeli Telecommunication Corp. Ltd.	38,130	46,881

BT Group plc(a)	121,173	165,785

Cellnex Telecom SA(b)	8,502	249,109

Chorus Ltd.(a)	8,733	36,446

Deutsche Telekom AG (Registered)	72,540	1,569,916

Elisa OYJ	2,262	95,829

Gamma Communications plc	4,867	61,775

Helios Towers plc*	26,527	19,491

HKBN Ltd.	51,500	17,837

HKT Trust & HKT Ltd.	53,400	55,280

Infrastrutture Wireless Italiane SpA(b)	5,179	56,494

Internet Initiative Japan, Inc.	2,000	32,018

Koninklijke KPN NV	50,934	170,933

Nippon Telegraph & Telephone Corp.	460,200	537,247

NOS SGPS SA	9,348	34,128

Orange Polska SA	38,417	71,145

Orange SA	35,568	417,685

PCCW Ltd.	77,035	37,707

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	189

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – (continued)

Proximus SADP	3,640	$30,095

Quebecor, Inc., Class B(a)	2,728	56,220

RAI Way SpA(b)	8,120	40,339

Singapore Telecommunications Ltd.	101,400	176,148

Spark New Zealand Ltd.	29,930	86,522

Swisscom AG (Registered)	429	256,443

Telecom Italia SpA*	69,160	17,969

Telecom Italia SpA* (a)	169,960	43,852

Telefonica Deutschland Holding AG	10,209	17,303

Telefonica SA(a)	115,869	446,538

Telekom Austria AG, Class A	4,091	28,540

Telenor ASA	7,093	72,475

Telia Co. AB	35,720	75,483

Telstra Group Ltd.	60,801	146,670

TELUS Corp.	8,385	135,054

TPG Telecom Ltd.	11,890	38,996

United Internet AG (Registered)	1,720	35,724
		5,511,683

Electric Utilities – 1.5%

Acciona SA	369	46,414

BKW AG	440	73,781

Chubu Electric Power Co., Inc.	15,600	187,732

Chugoku Electric Power Co., Inc. (The)	4,206	26,142

CK Infrastructure Holdings Ltd.	11,000	50,961

CLP Holdings Ltd.	24,500	179,258

Contact Energy Ltd.	11,528	52,234

EDP – Energias de Portugal SA	44,655	187,385

Elia Group SA/NV	640	60,646

Emera, Inc.(a)	3,978	130,150

Endesa SA(a)	4,510	84,687

Enea SA*	80,808	139,889

Enel SpA	160,875	1,018,229

EVN AG	748	20,280

Fortis, Inc.(a)	7,017	278,304

Fortum OYJ	10,023	118,656

Genesis Energy Ltd.	16,699	22,437

HK Electric Investments & HK Electric Investments Ltd.(b)	44,500	24,682

Investments	Shares	Value

Electric Utilities – (continued)

Hokkaido Electric Power Co., Inc.	74,100	$309,523

Hokuriku Electric Power Co.*	70,200	346,121

Hydro One Ltd.(a) (b)	4,407	114,155

Iberdrola SA	82,797	918,922

Kansai Electric Power Co., Inc. (The)	15,600	198,444

Kyushu Electric Power Co., Inc.*	9,100	57,913

Manawa Energy Ltd.(a)	5,123	12,724

Mercury NZ Ltd.	11,013	37,794

Origin Energy Ltd.	25,077	144,962

Orsted A/S	2,730	131,371

PGE Polska Grupa Energetyczna SA*	25,070	43,417

Power Assets Holdings Ltd.	22,500	107,545

Redeia Corp. SA	6,474	100,627

Romande Energie Holding SA (Registered)	525	32,652

Shikoku Electric Power Co., Inc.	70,200	476,745

SSE plc	15,591	308,946

Tauron Polska Energia SA*	377,520	331,383

Terna—Rete Elettrica Nazionale	20,372	155,599

Tohoku Electric Power Co., Inc.	10,900	67,662

Tokyo Electric Power Co. Holdings, Inc.*	22,400	94,218

Verbund AG	1,326	114,930
		6,807,520

Electrical Equipment – 1.2%

ABB Ltd. (Registered)	24,687	825,748

Accelleron Industries AG	4,290	105,311

Alfen N.V.* (a) (b)	1,230	38,574

Ballard Power Systems, Inc.* (a)	13,202	44,031

Ceres Power Holdings plc* (a)	5,412	13,003

Daihen Corp.(a)	7,800	243,098

DiscoverIE Group plc	4,796	35,908

Energiekontor AG	410	30,206

Fagerhult Group AB	6,336	31,984

Fuji Electric Co. Ltd.	1,500	56,238

Fujikura Ltd.	8,200	57,989

Furukawa Electric Co. Ltd.	23,400	346,569

GS Yuasa Corp.	4,100	65,150

Hexatronic Group AB	2,337	5,432

See Accompanying Notes to the Financial Statements.

190	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – (continued)

Huber + Suhner AG (Registered)	867	$59,162

Idec Corp.	2,200	38,961

Legrand SA	4,056	349,320

Mabuchi Motor Co. Ltd.	1,600	45,366

Mersen SA	8,580	283,862

Mitsubishi Electric Corp.	31,200	345,591

NEL ASA*	12,688	8,314

Nexans SA	451	31,796

Nidec Corp.(a)	7,910	283,140

NKT A/S*	3,217	161,275

Nordex SE*	7,130	74,806

PNE AG	2,173	27,516

Prysmian SpA	3,744	139,657

Sanyo Denki Co. Ltd.(a)	3,900	142,666

Schneider Electric SE	8,073	1,237,138

Siemens Energy AG*	6,229	55,109

Signify NV(b)	2,730	70,582

TKH Group NV, CVA	2,141	78,030

Varta AG*	1,008	20,340

Vestas Wind Systems A/S*	14,859	320,396
		5,672,268

Electronic Equipment, Instruments & Components – 1.9%

Ai Holdings Corp.	4,100	62,808

Alps Alpine Co. Ltd.	5,348	43,400

ALSO Holding AG (Registered)	369	93,664

Amano Corp.	800	16,222

Anritsu Corp.	8,200	60,751

AT&S Austria Technologie & Systemtechnik AG(a)	8,307	207,922

Azbil Corp.	2,100	61,206

Barco NV	3,731	57,144

Canon Electronics, Inc.	8,000	101,317

Canon Marketing Japan, Inc.	1,500	35,647

Celestica, Inc.* (a)	38,727	903,002

Citizen Watch Co. Ltd.	8,200	47,269

Codan Ltd.(a)	7,304	35,979

Comet Holding AG (Registered)	440	86,110

Daiwabo Holdings Co. Ltd.	4,100	76,981

Dexerials Corp.(a)	19,500	436,624

Elematec Corp.	8,000	90,066

FIH Mobile Ltd.*	328,000	24,313

Investments	Shares	Value

Electronic Equipment, Instruments & Components – (continued)

FIT Hon Teng Ltd.* (a) (b)	600,000	$80,515

Halma plc	6,201	138,829

Hamamatsu Photonics KK	2,700	99,072

Hexagon AB, Class B	29,289	237,769

Hioki EE Corp.	700	30,136

Hirose Electric Co. Ltd.(a)	582	65,139

Horiba Ltd.	800	39,919

Hosiden Corp.	19,500	226,746

Ibiden Co. Ltd.	2,800	117,236

Inficon Holding AG (Registered)	82	88,753

Iriso Electronics Co. Ltd.	1,200	28,010

Japan Display, Inc.* (a)	80,000	19,545

Jenoptik AG	2,585	61,095

Kaga Electronics Co. Ltd.(a)	7,900	311,420

Keyence Corp.	3,000	1,151,903

Kitron ASA	9,471	24,924

Koa Corp.(a)	4,100	38,984

Kyocera Corp.	5,500	267,800

Lagercrantz Group AB, Class B	2,640	24,031

Landis+Gyr Group AG	1,102	81,374

LEM Holding SA (Registered)	27	54,590

Macnica Holdings, Inc.	1,600	63,653

Maxell Ltd.(a)	15,600	165,636

Meiko Electronics Co. Ltd.	7,800	158,632

MOG Digitech Holdings Ltd.*	30,000	8,435

Murata Manufacturing Co. Ltd.	27,000	441,695

Mycronic AB	924	20,179

NCAB Group AB	9,298	44,357

Nichicon Corp.	3,200	26,370

Nissha Co. Ltd.(a)	15,600	160,074

Nohmi Bosai Ltd.	2,500	29,813

Omron Corp.	2,800	98,858

Optex Group Co. Ltd.	4,100	45,536

Oxford Instruments plc	3,036	66,386

PAX Global Technology Ltd.	234,000	161,491

Renishaw plc	880	32,932

Restar Holdings Corp.	7,800	126,751

Riken Keiki Co. Ltd.	1,200	48,414

Ryosan Co. Ltd.(a)	7,800	243,098

Sensirion Holding AG* (a) (b)	733	54,771

Sesa SpA	294	29,600

SES-imagotag SA* (a)	246	24,546

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	191

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electronic Equipment, Instruments & Components – (continued)

Shimadzu Corp.	4,700	$110,017

Siix Corp.	11,700	107,772

Softwareone Holding AG	5,917	115,863

Spectris plc	2,112	79,447

Taiyo Yuden Co. Ltd.(a)	2,500	55,070

TDK Corp.	6,500	238,549

Tokyo Electron Device Ltd.	5,600	141,437

Topcon Corp.	4,100	36,859

Vaisala OYJ, Class A	836	28,454

Venture Corp. Ltd.	4,500	38,429

VSTECS Holdings Ltd.	238,000	120,147

Yokogawa Electric Corp.	4,900	87,763
		8,839,249

Energy Equipment & Services – 0.5%

Aker Solutions ASA(b)	7,560	30,127

Borr Drilling Ltd.* (a)	4,018	24,960

BW Offshore Ltd.	23,042	48,098

John Wood Group plc*	33,661	57,961

Lapidoth Capital Ltd.(a)	7,527	101,698

Modec, Inc.*	8,000	86,949

Odfjell Drilling Ltd.	33,899	118,340

PGS ASA*	303,108	273,760

Saipem SpA*	24,641	37,415

SBM Offshore NV(a)	60,996	757,555

Schoeller-Bleckmann Oilfield Equipment AG	615	31,008

Secure Energy Services, Inc.	82,290	456,426

Subsea 7 SA	3,608	47,281

Technip Energies NV	3,977	86,806

Tenaris SA	9,321	146,208

TGS ASA	1,927	26,253

Vallourec SACA*	5,740	68,712
		2,399,557

Entertainment – 0.5%

Bollore SE	12,858	69,993

Capcom Co. Ltd.	3,400	108,638

CD Projekt SA	1,193	29,726

COLOPL, Inc.* (a)	8,200	31,296

CTS Eventim AG & Co. KGaA	704	42,453

Investments	Shares	Value

Entertainment – (continued)

Daiichikosho Co. Ltd.	2,200	$32,220

DeNA Co. Ltd.	1,100	10,659

Embracer Group AB, Class B* (a)	13,161	21,328

EVT Ltd.(a)	6,232	40,997

Kahoot! ASA*	22,755	71,086

Kinepolis Group NV(a)	1,030	50,625

Koei Tecmo Holdings Co. Ltd.	2,492	32,317

Konami Group Corp.	1,000	51,200

Modern Times Group MTG AB, Class B*	7,040	56,300

Nexon Co. Ltd.	7,800	141,404

Nintendo Co. Ltd.	17,200	706,535

Paradox Interactive AB	952	18,064

Shochiku Co. Ltd.(a)	800	50,521

Square Enix Holdings Co. Ltd.	1,800	59,428

Stillfront Group AB*	152,529	157,476

Toei Animation Co. Ltd.(a)	200	17,842

Toho Co. Ltd.	1,200	40,656

Ubisoft Entertainment SA*	1,425	40,487

Universal Music Group NV	10,920	266,630
		2,147,881

Financial Services – 1.5%

Adyen NV* (b)	468	313,575

AMP Ltd.(a)	65,142	43,101

Banca Mediolanum SpA	4,444	36,197

BFF Bank SpA(b)	58,110	557,407

Burford Capital Ltd.	3,280	40,478

Challenger Ltd.	9,812	36,343

Creades AB, Class A	22,464	119,632

Deutsche Pfandbriefbank AG(b)	45,903	305,673

Edenred SE	3,861	205,033

Element Fleet Management Corp.	7,332	99,080

Eurazeo SE	1,144	64,269

EXOR NV(a)	2,496	213,542

Financial Partners Group Co. Ltd.(a)	19,500	182,710

First National Financial Corp.	123	3,066

Fuyo General Lease Co. Ltd.	1,000	80,425

GMO Payment Gateway, Inc.	1,000	39,526

GRENKE AG	1,804	38,518

See Accompanying Notes to the Financial Statements.

192	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Financial Services – (continued)

Groupe Bruxelles Lambert NV	1,326	$96,709

HAL Trust	1,131	127,198

Helia Group Ltd.	104,013	238,398

Hypoport SE*	252	30,659

Industrivarden AB, Class A	5,109	131,787

Industrivarden AB, Class C(a)	2,173	55,858

Investment AB Oresund	9,198	81,914

Investor AB, Class A(a)	9,789	177,597

Investor AB, Class B(a)	25,311	463,057

Japan Securities Finance Co. Ltd.	4,700	46,272

Kinnevik AB, Class A*	2,665	23,042

Kinnevik AB, Class B*	902	7,668

L E Lundbergforetagen AB, Class B	1,348	54,860

Liberty Financial Group Ltd.(a) (b)	14,555	35,940

M&G plc	46,020	110,681

Mitsubishi HC Capital, Inc.	19,529	127,520

Mizuho Leasing Co. Ltd.	11,838	372,857

Network International Holdings plc* (b)	14,574	68,582

Nexi SpA* (b)	14,840	85,896

Nuvei Corp.(a) (b)	1,328	18,472

ORIX Corp.	24,900	446,390

OSB Group plc	147,381	536,161

Paragon Banking Group plc	81,159	436,868

PEUGEOT INVEST	308	29,853

Plus500 Ltd.	22,659	387,962

Ricoh Leasing Co. Ltd.(a)	5,200	154,340

Sofina SA	316	59,788

Tokyo Century Corp.	600	22,796

Tyro Payments Ltd.* (a)	8,888	4,840

Washington H Soul Pattinson & Co. Ltd.(a)	2,856	60,433

Wendel SE	497	37,088

Wise plc, Class A*	9,328	75,340

Worldline SA* (b)	3,978	50,373

Zenkoku Hosho Co. Ltd.	600	19,076
		7,054,850

Food Products – 2.6%

a2 Milk Co. Ltd. (The)* (a)	12,579	30,583

AAK AB	2,860	54,268

Investments	Shares	Value

Food Products – (continued)

Agrana Beteiligungs AG(a)	5,742	$91,343

Ajinomoto Co., Inc.	7,800	282,241

Ariake Japan Co. Ltd.	800	25,144

Aryzta AG*	62,524	114,255

Associated British Foods plc	4,797	117,932

Ausnutria Dairy Corp. Ltd.	98,000	34,443

Austevoll Seafood ASA	3,432	23,440

Bakkafrost P/F	820	36,957

Barry Callebaut AG (Registered)	78	117,851

Bega Cheese Ltd.(a)	2,583	4,546

Bell Food Group AG (Registered)	123	36,492

Bumitama Agri Ltd.	269,100	111,957

Calbee, Inc.	600	11,509

Chocoladefabriken Lindt & Spruengli AG	24	265,040

Chocoladefabriken Lindt & Spruengli AG (Registered)	2	217,570

Costa Group Holdings Ltd.(a)	28,801	56,530

Cranswick plc	2,860	121,258

Danone SA	9,165	543,948

DyDo Group Holdings, Inc.	500	19,281

Ebro Foods SA	1,618	27,500

Elders Ltd.(a)	56,199	211,004

Emmi AG (Registered)	41	38,655

First Pacific Co. Ltd.	780,000	295,069

First Resources Ltd.	5,100	5,621

Fuji Oil Holdings, Inc.	1,200	18,941

Glanbia plc(a)	3,500	55,049

Golden Agri-Resources Ltd.	213,400	42,055

Grieg Seafood ASA	3,299	21,896

Hilton Food Group plc	25,779	204,268

Hokuto Corp.	4,100	49,137

House Foods Group, Inc.	2,400	50,442

Inghams Group Ltd.(a)	17,712	41,269

Itoham Yonekyu Holdings, Inc.	1,240	34,102

JDE Peet’s NV(a)	1,804	50,035

Kagome Co. Ltd.(a)	900	18,631

Kameda Seika Co. Ltd.	900	24,246

Kerry Group plc, Class A	2,457	189,273

Kikkoman Corp.	3,400	191,300

Kotobuki Spirits Co. Ltd.	2,500	32,900

Leroy Seafood Group ASA	5,456	21,586

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	193

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food Products – (continued)

Lotus Bakeries NV	6	$44,394

Maple Leaf Foods, Inc.(a)	3,772	75,019

Maruha Nichiro Corp.(a)	15,600	265,863

Megmilk Snow Brand Co. Ltd.	17,600	282,516

MEIJI Holdings Co. Ltd.	3,400	83,471

Morinaga & Co. Ltd.	1,100	39,571

Morinaga Milk Industry Co. Ltd.	1,200	46,742

Mowi ASA	5,412	87,829

Nestle SA (Registered)	39,507	4,256,971

Neto Malinda Trading Ltd.* (a)	615	5,585

NH Foods Ltd.	3,200	95,718

Nichirei Corp.	1,600	34,526

Nippn Corp.	4,000	60,722

Nisshin Oillio Group Ltd. (The)(a)	8,900	247,410

Nisshin Seifun Group, Inc.	2,690	40,445

Nissin Foods Holdings Co. Ltd.	1,500	130,245

Nissui Corp.	109,200	527,235

Orkla ASA	8,856	60,992

Premier Foods plc	46,494	66,122

Premium Brands Holdings Corp., Class A	660	42,445

Prima Meat Packers Ltd.	11,700	177,147

Riken Vitamin Co. Ltd.	1,800	26,742

S Foods, Inc.	7,200	150,946

Sakata Seed Corp.	1,400	37,393

Salmar ASA	788	37,299

Saputo, Inc.	4,403	88,805

Savencia SA	1,676	98,143

Schouw & Co. A/S	656	40,412

Societe LDC SADIR	1,326	173,796

Strauss Group Ltd.*	952	17,616

Suedzucker AG	1,979	29,913

SunOpta, Inc.* (a)	4,428	16,905

Tate & Lyle plc	5,494	42,033

Toyo Suisan Kaisha Ltd.	1,800	82,723

United Malt Grp Ltd.*	15,129	47,895

Viscofan SA	943	54,423

Vitasoy International Holdings Ltd.(a)	60,000	73,921

WH Group Ltd.(b)	214,500	128,021

Wilmar International Ltd.	66,300	172,277

Yakult Honsha Co. Ltd.	4,900	115,087

Investments	Shares	Value

Food Products – (continued)

Yamazaki Baking Co. Ltd.	2,900	$61,372
		12,106,257

Gas Utilities – 0.3%

AltaGas Ltd.(a)	5,772	107,104

APA Group	15,548	81,116

Brookfield Infrastructure Corp., Class A(a)	1,506	38,739

Enagas SA(a)	4,223	70,504

Hong Kong & China Gas Co. Ltd.	156,000	108,657

Italgas SpA	6,908	35,034

K&O Energy Group, Inc.	4,100	63,837

Keppel Infrastructure Trust	114,394	36,738

Naturgy Energy Group SA(a)	3,034	85,625

Nippon Gas Co. Ltd.	1,900	28,360

Osaka Gas Co. Ltd.	9,100	170,770

Rubis SCA	3,034	65,871

Saibu Gas Holdings Co. Ltd.	1,400	17,647

Shizuoka Gas Co. Ltd.(a)	15,600	105,068

Snam SpA	28,002	128,160

Superior Plus Corp.	10,208	68,531

Toho Gas Co. Ltd.	2,000	34,243

Tokyo Gas Co. Ltd.	7,800	174,032
		1,420,036

Ground Transportation – 1.2%

ALD SA(b)	2,214	14,825

Aurizon Holdings Ltd.(a)	15,826	34,269

Canadian National Railway Co.(a)	8,814	931,589

Canadian Pacific Kansas City Ltd.	13,533	959,812

Central Japan Railway Co.	14,200	318,421

ComfortDelGro Corp. Ltd.	73,800	71,104

East Japan Railway Co.	5,300	275,490

Firstgroup plc	31,646	60,635

Hankyu Hanshin Holdings, Inc.	4,100	127,972

Jungfraubahn Holding AG (Registered)	287	48,630

Keikyu Corp.	5,700	48,101

Keio Corp.(a)	1,800	53,128

Keisei Electric Railway Co. Ltd.	2,900	108,325

See Accompanying Notes to the Financial Statements.

194	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Ground Transportation – (continued)

Kelsian Group Ltd.(a)	14,850	$56,602

Kintetsu Group Holdings Co. Ltd.	2,200	61,579

Kyushu Railway Co.	2,100	42,722

Maruzen Showa Unyu Co. Ltd.	7,800	195,200

Mobico Group plc	193,128	146,469

MTR Corp. Ltd.	25,264	94,442

Mullen Group Ltd.(a)	29,211	276,907

Nagoya Railroad Co. Ltd.	4,400	61,230

Nankai Electric Railway Co. Ltd.	3,000	57,149

Nikkon Holdings Co. Ltd.(a)	22,100	465,217

Nishi-Nippon Railroad Co. Ltd.	1,100	17,643

NTG Nordic Transport Group A/S* (a)	792	31,349

Odakyu Electric Railway Co. Ltd.(a)	4,600	65,031

Redde Northgate plc	81,471	332,173

Seibu Holdings, Inc.	6,700	65,011

Seino Holdings Co. Ltd.	3,100	44,818

Sixt SE	308	26,468

Sixt SE (Preference)	298	17,104

Stef SA	1,326	142,401

TFI International, Inc.	1,209	133,602

Tobu Railway Co. Ltd.(a)	3,900	93,325

Tokyu Corp.	8,300	93,169

West Japan Railway Co.	3,900	147,970
		5,719,882

Health Care Equipment & Supplies – 1.1%

Alcon, Inc.	7,410	527,791

Ambu A/S, Class B* (a)	3,172	31,211

Ansell Ltd.	2,200	29,558

Arjo AB, Class B	11,562	38,558

Asahi Intecc Co. Ltd.	3,200	53,067

BioMerieux	825	78,918

Carl Zeiss Meditec AG	715	61,775

Cochlear Ltd.	942	143,644

Coloplast A/S, Class B	1,443	150,199

ConvaTec Group plc(b)	26,387	65,383

Demant A/S*	1,980	75,343

DiaSorin SpA	293	26,170

Eckert & Ziegler Strahlen- und Medizintechnik AG	820	32,191

Investments	Shares	Value

Health Care Equipment & Supplies – (continued)

Eiken Chemical Co. Ltd.	1,600	$15,689

El.En. SpA	2,684	24,994

Elekta AB, Class B	6,069	41,229

EssilorLuxottica SA	1,622	292,554

EssilorLuxottica SA	2,629	473,016

Fisher & Paykel Healthcare Corp. Ltd.	9,617	116,405

Fukuda Denshi Co. Ltd.	7,800	277,091

Getinge AB, Class B	2,980	53,451

Hogy Medical Co. Ltd.	1,200	25,871

Hoya Corp.	5,600	530,067

Japan Lifeline Co. Ltd.	3,000	22,642

Koninklijke Philips NV* (a)	14,001	264,874

Medacta Group SA(b)	336	38,472

Medistim ASA	1,188	20,577

Medmix AG(b)	1,517	31,439

Menicon Co. Ltd.	1,900	21,773

Nagaileben Co. Ltd.	1,500	20,522

Nanosonics Ltd.* (a)	16,777	39,621

Nihon Kohden Corp.	2,300	54,035

Nipro Corp.	4,100	31,039

Olympus Corp.	19,500	257,390

Paramount Bed Holdings Co. Ltd.	1,600	26,983

PolyNovo Ltd.* (a)	32,604	23,843

Revenio Group OYJ	574	13,324

Siemens Healthineers AG(b)	4,485	219,587

Smith & Nephew plc	10,881	121,578

Sonova Holding AG (Registered)	747	176,069

STRATEC SE	308	14,194

Straumann Holding AG (Registered)	1,738	204,252

Surgical Science Sweden AB*	1,584	17,935

Sysmex Corp.	2,700	127,526

Terumo Corp.	11,700	316,131

Xvivo Perfusion AB*	1,892	39,287

Ypsomed Holding AG (Registered)	123	33,789
		5,301,057

Health Care Providers & Services – 0.4%

Alfresa Holdings Corp.	1,500	23,652

Amplifon SpA	2,112	59,471

Arvida Group Ltd.	256,833	168,807

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	195

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Providers & Services – (continued)

As One Corp.	800	$25,245

BML, Inc.(a)	7,800	146,528

Chartwell Retirement Residences(a)	5,472	40,047

Clariane SE(a)	24,180	91,039

CVS Group plc	4,250	75,552

dentalcorp Holdings Ltd.* (a)	6,768	26,814

EBOS Group Ltd.(a)	2,066	42,047

Fagron	3,775	66,157

Fresenius Medical Care AG & Co. KGaA	2,574	85,213

Fresenius SE & Co. KGaA	8,346	213,839

Galenica AG(b)	792	59,658

H.U. Group Holdings, Inc.	4,100	68,561

Healius Ltd.*	27,347	31,340

Medicover AB, Class B	3,403	38,317

Medipal Holdings Corp.	5,100	85,199

NMC Health plc* ‡	2,074	—

Raffles Medical Group Ltd.	4,124	3,582

Ramsay Health Care Ltd.(a)	2,894	89,198

Ryman Healthcare Ltd.(a)	11,375	37,580

Ship Healthcare Holdings, Inc.	1,900	29,169

Sonic Healthcare Ltd.	7,098	129,205

Spire Healthcare Group plc(b)	14,036	36,363

Summerset Group Holdings Ltd.(a)	13,895	78,719

Suzuken Co. Ltd.	1,880	57,277

Terveystalo OYJ(b)	4,480	30,922

Tokai Corp.	4,100	51,384

Uniphar plc(a)	15,050	33,327

Well Health Technologies Corp.* (a)	10,947	29,176
		1,953,388

Health Care REITs – 0.1%

Aedifica SA, REIT	832	45,246

Assura plc, REIT	174,391	86,635

Cofinimmo SA, REIT	41	2,544

NorthWest Healthcare Properties REIT, REIT(a)	46,683	134,845

Parkway Life REIT, REIT	12,500	30,656

Investments	Shares	Value

Health Care REITs – (continued)

Primary Health Properties plc, REIT	79,089	$86,134

Vital Healthcare Property Trust, REIT(a)	30,155	35,079
		421,139

Health Care Technology – 0.1%

CompuGroup Medical SE & Co. KGaA	1,599	58,378

M3, Inc.	6,500	99,317

Medley, Inc.*	1,000	28,558

Nexus AG	984	47,896

Pro Medicus Ltd.(a)	1,100	51,914

Sectra AB, Class B*	2,948	31,821
		317,884

Hotel & Resort REITs – 0.0%(d)

CapitaLand Ascott Trust, REIT	32,566	21,393

CDL Hospitality Trusts, REIT	38,294	27,112

Far East Hospitality Trust, REIT	53,976	23,244

Frasers Hospitality Trust, REIT	39,200	14,592

Hoshino Resorts REIT, Inc., REIT(a)	12	47,067

Invincible Investment Corp., REIT	121	46,420

Japan Hotel REIT Investment Corp., REIT	77	34,930
		214,758

Hotels, Restaurants & Leisure – 1.7%

Accor SA	2,133	67,795

Amadeus IT Group SA	6,435	366,073

AmRest Holdings SE*	6,191	39,226

Aristocrat Leisure Ltd.	8,619	210,263

Atom Corp.*	5,800	34,736

Basic-Fit NV* (a) (b)	2,632	67,102

Betsson AB, Class B*	7,708	77,407

Cafe de Coral Holdings Ltd.	4,000	5,035

Carnival plc*	8,307	84,411

Colowide Co. Ltd.(a)	3,500	54,148

Compass Group plc	25,818	649,447

Corporate Travel Management Ltd.(a)	3,366	35,250

Create Restaurants Holdings, Inc.	4,400	30,332

Dalata Hotel Group plc	8,159	34,582

See Accompanying Notes to the Financial Statements.

196	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Hotels, Restaurants & Leisure – (continued)

Deliveroo plc, Class A* (a) (b)	60,106	$94,816

Delivery Hero SE* (b)	3,315	83,990

Domino’s Pizza Enterprises Ltd.(a)	1,408	45,287

Domino’s Pizza Group plc	22,191	92,362

Entain plc	9,087	102,592

Evolution AB(b)	2,886	256,217

Flight Centre Travel Group Ltd.(a)	4,576	53,977

Flutter Entertainment plc*	2,691	421,144

Food & Life Cos. Ltd.	2,000	33,411

Fuji Kyuko Co. Ltd.	1,000	27,964

Galaxy Entertainment Group Ltd.	36,000	201,748

Genting Singapore Ltd.	104,400	65,533

Greggs plc	1,558	44,806

Heiwa Corp.(a)	2,450	34,490

Hongkong & Shanghai Hotels Ltd. (The)*	61,500	47,395

Ichibanya Co. Ltd.	1,000	35,128

InterContinental Hotels Group plc	2,769	195,219

J D Wetherspoon plc*	6,583	50,485

Jumbo Interactive Ltd.	3,476	30,504

Just Eat Takeaway.com NV* (a) (b)	3,403	41,170

Kappa Create Co. Ltd.* (a)	4,100	42,910

Kindred Group plc, SDR	5,043	41,192

KOMEDA Holdings Co. Ltd.	1,200	21,790

Kyoritsu Maintenance Co. Ltd.(a)	1,100	41,793

La Francaise des Jeux SAEM(b)	1,897	60,996

Lottery Corp. Ltd. (The)	31,280	89,716

Mandarin Oriental International Ltd.	8,000	12,000

McDonald’s Holdings Co. Japan Ltd.(a)	1,100	42,781

Melco International Development Ltd.*	41,000	28,557

Melia Hotels International SA*	9,988	55,373

Mitchells & Butlers plc*	22,924	57,693

Monogatari Corp. (The)	1,500	40,312

MOS Food Services, Inc.(a)	2,100	45,690

MTY Food Group, Inc.	1,452	54,576

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

NagaCorp Ltd.*	40,372	$17,336

Ohsho Food Service Corp.	704	32,447

Oriental Land Co. Ltd.	17,200	551,622

Playtech plc*	16,197	77,163

Resorttrust, Inc.	4,100	58,585

Restaurant Brands International, Inc.(a)	4,251	285,237

Restaurant Brands New Zealand Ltd.	1,154	2,524

Round One Corp.(a)	78,000	279,666

Royal Holdings Co. Ltd.	1,600	27,120

Saizeriya Co. Ltd.	1,800	72,739

Sands China Ltd.*	38,800	104,133

Scandic Hotels Group AB* (a) (b)	9,870	33,172

SkiStar AB	2,828	26,831

SKYCITY Entertainment Group Ltd.(a)	56,129	61,051

Skylark Holdings Co. Ltd.* (a)	3,700	54,372

Societe des Bains de Mer et du Cercle des Etrangers a Monaco	451	49,578

Sodexo SA	1,326	139,990

SSP Group plc*	41,223	90,040

Star Entertainment Grp Ltd. (The)*	146,381	49,121

Tabcorp Holdings Ltd.	125,870	61,763

Tokyotokeiba Co. Ltd.	1,200	30,823

Toridoll Holdings Corp.	1,100	26,468

Trainline plc* (b)	31,585	99,803

TUI AG*	153,660	771,164

Webjet Ltd.*	20,377	78,571

Whitbread plc	2,446	98,778

Wynn Macau Ltd.*	12,800	11,304

Yoshinoya Holdings Co. Ltd.	4,900	114,278

Zensho Holdings Co. Ltd.(a)	1,800	94,193
		7,749,296

Household Durables – 1.2%

Ariston Holding NV	5,411	30,256

Azorim-Investment Development & Construction Co. Ltd.* (a)	5,535	17,307

Barratt Developments plc	21,567	108,320

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	197

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Household Durables – (continued)

Bellway plc	2,640	$66,889

Berkeley Group Holdings plc	1,312	64,255

Breville Group Ltd.(a)	2,420	32,483

Cairn Homes plc(a)	198,042	231,903

Casio Computer Co. Ltd.	3,600	28,573

Danya Cebus Ltd.	2,870	71,510

De’ Longhi SpA	1,012	22,592

Dom Development SA	2,244	83,391

Duniec Brothers Ltd.* (a)	451	16,722

Electra Consumer Products 1970 Ltd.(a)	656	9,499

Electrolux AB, Class B*	3,198	26,792

Fiskars OYJ Abp	574	8,773

Fujitsu General Ltd.	2,100	37,162

GN Store Nord A/S*	2,064	34,286

Haseko Corp.	3,500	42,766

Iida Group Holdings Co. Ltd.	5,400	83,044

JM AB(a)	22,815	242,594

JS Global Lifestyle Co. Ltd.(a) (b)	22,000	3,458

JVCKenwood Corp.	8,200	34,870

Ki-Star Real Estate Co. Ltd.(a)	3,300	91,954

Man Wah Holdings Ltd.	52,000	32,298

Maytronics Ltd.(a)	2,870	26,674

Nagawa Co. Ltd.	500	20,205

Nikon Corp.	5,800	54,230

Open House Group Co. Ltd.(a)	1,800	58,572

Panasonic Holdings Corp.	50,700	438,221

Persimmon plc	2,091	25,779

Pressance Corp.	8,000	85,364

Redrow plc	100,269	592,053

Rinnai Corp.	1,800	32,846

Sangetsu Corp.	2,256	42,053

SEB SA	616	60,651

Sekisui Chemical Co. Ltd.	10,100	136,983

Sekisui House Ltd.	15,600	302,740

Sony Group Corp.	18,400	1,509,591

Sumitomo Forestry Co. Ltd.	3,300	77,006

Tama Home Co. Ltd.(a)	4,400	98,782

Tamron Co. Ltd.	7,800	209,878

Taylor Wimpey plc	49,487	66,535

Token Corp.(a)	2,600	135,627

Investments	Shares	Value

Household Durables – (continued)

Victoria plc* (a)	5,192	$20,287

Vistry Group plc	7,920	67,946

YIT OYJ(a)	56,628	100,678

Zojirushi Corp.	5,400	54,982
		5,639,380

Household Products – 0.3%

Earth Corp.	600	19,651

Essity AB, Class A	2,009	45,942

Essity AB, Class B	7,332	166,883

Henkel AG & Co. KGaA	1,148	72,394

Henkel AG & Co. KGaA (Preference)	2,613	188,033

Lion Corp.	8,200	78,592

Pigeon Corp.(a)	2,400	25,364

Reckitt Benckiser Group plc	10,686	713,440

Sano-Brunos Enterprises Ltd.(a)	308	18,637

Unicharm Corp.	7,800	263,751
		1,592,687

Independent Power and Renewable Electricity Producers – 0.3%

Boralex, Inc., Class A	2,081	38,689

Brookfield Renewable Corp., Class A	2,068	46,998

Capital Power Corp.	1,845	47,167

Corp. ACCIONA Energias Renovables SA	1,276	34,501

Doral Group Renewable Energy Resources Ltd.* (a)	34,563	46,271

Drax Group plc	9,389	48,147

EDP Renovaveis SA	3,946	63,356

Electric Power Development Co. Ltd.(a)	3,100	47,274

Encavis AG*	2,296	29,863

Enlight Renewable Energy Ltd.*	1,428	19,206

ERG SpA	704	17,264

Greenvolt-Energias Renovaveis SA* (a)	6,900	46,021

Grenergy Renovables SA* (a)	861	20,422

Innergex Renewable Energy, Inc.	9,635	59,271

Meridian Energy Ltd.	20,828	58,514

Neoen SA(b)	1,514	39,815

Northland Power, Inc.(a)	3,566	50,064

See Accompanying Notes to the Financial Statements.

198	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Independent Power and Renewable Electricity Producers – (continued)

RENOVA, Inc.*	1,000	$7,125

RWE AG	10,062	384,262

Scatec ASA(b)	8,405	42,357

Solaria Energia y Medio Ambiente SA* (a)	4,811	71,956

TransAlta Corp.	11,271	82,406

Uniper SE*	7,462	38,206

Voltalia SA (Registered)*	2,112	17,614
		1,356,769

Industrial Conglomerates – 1.0%

Aker ASA, Class A	264	15,833

Arad Investment & Industrial Development Ltd.(a)	920	89,486

Bonheur ASA	5,889	101,843

Brookfield Business Corp., Class A(a)	9,438	133,386

CK Hutchison Holdings Ltd.	58,856	297,492

DCC plc	2,028	112,339

Hikari Tsushin, Inc.	400	57,103

Hitachi Ltd.	14,500	907,369

Infratil Ltd.	8,272	47,248

Investment AB Latour, Class B(a)	2,024	34,918

Italmobiliare SpA(a)	1,024	25,814

Jardine Matheson Holdings Ltd.	3,900	157,755

Keihan Holdings Co. Ltd.	2,500	60,600

Keppel Corp. Ltd.	20,500	92,920

Lifco AB, Class B	4,576	83,471

Nisshinbo Holdings, Inc.	54,100	387,232

Nolato AB, Class B	11,029	48,666

Noritsu Koki Co. Ltd.	7,800	163,525

NWS Holdings Ltd.	44,000	52,072

Siemens AG (Registered)	11,232	1,483,553

Smiths Group plc	5,109	100,029

Storskogen Group AB, Class B(a)	531,609	313,370

TOKAI Holdings Corp.(a)	4,100	26,342
		4,792,366

Industrial REITs – 0.3%

AIMS APAC REIT, REIT	55,165	48,318

Investments	Shares	Value

Industrial REITs – (continued)

ARGAN SA, REIT	533	$36,394

CapitaLand Ascendas REIT, REIT	57,235	108,617

Centuria Industrial REIT, REIT(a)	20,824	37,445

CRE Logistics REIT, Inc., REIT(a)	44	46,195

Dream Industrial REIT, REIT(a)	7,125	60,100

ESR-LOGOS REIT, REIT	188,600	37,856

GLP J-REIT, REIT	74	66,209

Goodman Group, REIT(a)	24,453	321,105

Goodman Property Trust, REIT(a)	19,085	22,313

Granite REIT, REIT(a)	484	22,017

Japan Logistics Fund, Inc., REIT	19	35,116

LaSalle Logiport REIT, REIT	44	43,057

LondonMetric Property plc, REIT	60,255	120,934

Mapletree Industrial Trust, REIT	35,086	55,060

Mapletree Logistics Trust, REIT	62,253	66,795

Montea NV, REIT	672	47,377

Nippon Prologis REIT, Inc., REIT(a)	41	72,771

Property for Industry Ltd., REIT	26,697	32,765

Segro plc, REIT	20,514	177,435

Tritax Big Box REIT plc, REIT	33,836	56,168

Urban Logistics REIT plc, REIT	29,257	36,993

Warehouses De Pauw CVA, REIT	3,077	75,846
		1,626,886

Insurance – 4.3%

Admiral Group plc	4,173	123,707

Aegon Ltd.	29,562	143,236

Ageas SA/NV	3,510	134,527

AIA Group Ltd.	170,800	1,481,070

Allianz SE (Registered)	8,385	1,957,824

Alm Brand A/S	57,708	83,358

ASR Nederland NV	3,210	119,432

Assicurazioni Generali SpA	24,843	492,226

AUB Group Ltd.(a)	5,730	97,701

Aviva plc	57,681	278,292

AXA SA	35,451	1,047,522

Baloise Holding AG (Registered)	936	133,913

Beazley plc	14,268	89,078

Clal Insurance Enterprises Holdings Ltd.*	4,387	54,741

Coface SA	36,387	437,687

Conduit Holdings Ltd.	55,770	296,413

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	199

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Dai-ichi Life Holdings, Inc.	19,500	$408,940

Definity Financial Corp.	1,025	28,308

Direct Line Insurance Group plc*	28,600	52,508

Fairfax Financial Holdings Ltd.(a)	507	421,461

Gjensidige Forsikring ASA	4,360	65,292

Great-West Lifeco, Inc.	5,624	155,645

Grupo Catalana Occidente SA	704	22,510

Hannover Rueck SE	975	214,669

Harel Insurance Investments & Financial Services Ltd.(a)	3,957	25,372

Helvetia Holding AG (Registered)	838	112,157

Hiscox Ltd.	5,060	57,594

iA Financial Corp., Inc.	2,262	131,475

Insurance Australia Group Ltd.	40,287	144,629

Intact Financial Corp.	2,652	372,206

Japan Post Holdings Co. Ltd.	42,900	377,884

Japan Post Insurance Co. Ltd.	4,400	84,153

Just Group plc	349,050	320,207

Lancashire Holdings Ltd.	83,616	576,315

Legal & General Group plc	121,758	312,338

Linea Directa Aseguradora SA Cia de Seguros y Reaseguros(a)	40,084	34,488

Manulife Financial Corp.	37,986	660,531

Mapfre SA	22,440	46,537

Medibank Pvt Ltd.	46,515	101,017

Menora Mivtachim Holdings Ltd.	492	9,790

Migdal Insurance & Financial Holdings Ltd.	135,252	127,043

MS&AD Insurance Group Holdings, Inc.	9,200	333,689

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	2,886	1,154,615

nib holdings Ltd.(a)	11,260	51,616

NN Group NV	5,817	186,056

Phoenix Group Holdings plc	19,656	108,238

Phoenix Holdings Ltd. (The)	5,085	43,151

Poste Italiane SpA(b)	10,869	107,303

Power Corp. of Canada	11,475	276,160

Investments	Shares	Value

Insurance – (continued)

Powszechny Zaklad Ubezpieczen SA	11,833	$133,690

Protector Forsikring ASA	4,092	64,099

Prudential plc	39,624	412,445

PSC Insurance Group Ltd.	14,212	40,043

QBE Insurance Group Ltd.	29,484	291,218

Sampo OYJ, Class A	6,357	249,355

SCOR SE	3,124	92,953

Sompo Holdings, Inc.	7,800	335,135

Steadfast Group Ltd.	17,908	61,228

Storebrand ASA	12,259	102,205

Sun Life Financial, Inc.	11,934	544,498

Suncorp Group Ltd.	25,974	220,040

Swiss Life Holding AG (Registered)	624	398,927

Swiss Re AG	5,967	649,908

T&D Holdings, Inc.	11,700	206,466

Talanx AG	968	60,828

Tokio Marine Holdings, Inc.	42,900	946,975

Topdanmark A/S	880	39,381

Trisura Group Ltd.*	3,061	67,228

Tryg A/S	4,880	95,128

Unipol Gruppo SpA	6,080	32,853

UnipolSai Assicurazioni SpA	11,528	27,270

Wuestenrot & Wuerttembergische AG	6,669	92,485

Zurich Insurance Group AG	2,262	1,070,290
		20,329,272

Interactive Media & Services – 0.2%

Adevinta ASA*	1,107	9,716

Auto Trader Group plc(b)	14,118	106,421

Baltic Classifieds Group plc	16,280	38,996

Better Collective A/S*	2,464	59,545

carsales.com Ltd.	6,510	113,885

Domain Holdings Australia Ltd.(a)	12,956	27,726

Hemnet Group AB	2,993	51,890

Infocom Corp.	1,600	26,381

Kakaku.com, Inc.	1,600	15,309

Karnov Group AB*	5,418	23,762

LY Corp.	38,600	97,440

See Accompanying Notes to the Financial Statements.

200	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Interactive Media & Services – (continued)

Moneysupermarket.com Group plc	29,179	$91,705

New Work SE	159	11,361

REA Group Ltd.(a)	1,030	93,720

Rightmove plc	13,244	76,015

Scout24 SE(b)	1,232	75,555

SEEK Ltd.(a)	5,397	70,427

Wirtualna Polska Holding SA(b)	1,107	28,213
		1,018,067

IT Services – 1.1%

Addnode Group AB, Class B	9,440	58,680

Adesso SE	220	20,719

Alten SA	616	72,469

Atea ASA	2,420	25,171

Atos SE* (a)	38,610	268,861

Bechtle AG	1,364	60,669

BIPROGY, Inc.	1,100	27,238

CANCOM SE	1,981	49,249

Capgemini SE	2,262	398,091

CGI, Inc.*	3,081	297,125

Change Holdings, Inc.(a)	3,500	35,175

Computacenter plc	1,092	34,002

Data#3 Ltd.(a)	12,760	54,695

Digital Garage, Inc.	1,300	25,752

DTS Corp.	2,100	42,639

Econocom Group SA/NV	34,295	83,918

FDM Group Holdings plc	5,818	30,816

Formula Systems 1985 Ltd.	389	22,029

Fujitsu Ltd.	2,600	333,316

Future Corp.	3,400	38,368

GFT Technologies SE	924	27,523

GMO internet group, Inc.	1,200	17,293

Indra Sistemas SA(a)	39,507	553,305

Kainos Group plc	4,469	60,845

Keywords Studios plc	4,346	68,821

KNOW IT AB	1,144	14,335

Kontron AG	3,168	63,623

Matrix IT Ltd.	11,427	192,834

Megaport Ltd.* (a)	10,561	63,591

NEC Corp.	3,900	185,543

Investments	Shares	Value

IT Services – (continued)

NEC Networks & System Integration Corp.	2,400	$32,186

NET One Systems Co. Ltd.	2,300	34,869

Netcompany Group A/S* (a) (b)	1,886	58,813

NEXTDC Ltd.*	12,078	89,854

Nomura Research Institute Ltd.	6,245	162,635

NS Solutions Corp.	800	23,084

NTT Data Group Corp.	9,400	114,424

Obic Co. Ltd.	800	117,508

One Software Technologies Ltd.	3,880	39,351

Otsuka Corp.	2,500	99,426

Reply SpA	484	45,455

SCSK Corp.	2,700	45,792

Secunet Security Networks AG	123	16,667

SHIFT, Inc.*	300	53,782

Shopify, Inc., Class A*	17,940	846,311

Simplex Holdings, Inc.	4,100	67,952

Societe pour l’Informatique Industrielle	656	31,133

Softcat plc	369	5,664

Sopra Steria Group SACA	396	70,864

SUNeVision Holdings Ltd.	90,000	33,471

TechMatrix Corp.	3,300	32,380

TietoEVRY OYJ	2,254	47,125

TIS, Inc.	4,600	97,349
		5,392,790

Leisure Products – 0.5%

Bandai Namco Holdings, Inc.	11,700	239,724

Beneteau SACA	13,143	158,093

BRP, Inc.(a)	12,207	824,176

Games Workshop Group plc	684	81,962

MIPS AB(b)	1,517	37,271

Mizuno Corp.	7,800	226,102

Sanlorenzo SpA(a)	984	34,947

Sega Sammy Holdings, Inc.	2,600	40,276

Shimano, Inc.	1,100	156,562

Spin Master Corp.(b)	1,936	46,230

Technogym SpA(b)	4,905	36,836

Thule Group AB(b)	2,024	45,887

Tomy Co. Ltd.	4,600	62,920

Universal Entertainment Corp.	300	4,241

Yamaha Corp.	2,800	73,566

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	201

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Leisure Products – (continued)

Yonex Co. Ltd.(a)	5,600	$60,088
		2,128,881

Life Sciences Tools & Services – 0.3%

AddLife AB, Class B	6,847	44,553

Bachem Holding AG(a)	328	23,644

Biotage AB	3,690	37,585

Chemometec A/S	902	37,172

Eurofins Scientific SE(a)	1,950	98,585

Evotec SE*	3,042	52,314

Gerresheimer AG	574	53,331

Lonza Group AG (Registered)	1,092	380,139

Oxford Nanopore Technologies plc*	35,096	86,708

QIAGEN NV*	3,377	125,360

Sartorius AG (Preference)	390	97,369

Sartorius Stedim Biotech	390	72,779

Siegfried Holding AG (Registered)	88	69,574

SKAN Group AG	451	33,749

Tecan Group AG (Registered)	220	62,950

Wuxi Biologics Cayman, Inc.* (b)	55,500	344,720
		1,620,532

Machinery – 3.4%

Aalberts NV	1,454	45,215

Alfa Laval AB	4,680	151,048

Alstom SA(a)	6,346	85,523

Amada Co. Ltd.	7,200	68,936

ANDRITZ AG	1,517	69,591

Atlas Copco AB, Class A	38,142	492,280

Atlas Copco AB, Class B	24,609	275,437

ATS Corp.*	1,476	49,652

AutoStore Holdings Ltd.* (b)	15,006	16,548

Beijer Alma AB	2,304	36,583

Bodycote plc	11,283	78,588

Bucher Industries AG (Registered)	82	29,140

Burckhardt Compression Holding AG	132	66,722

Bystronic AG	55	26,229

Investments	Shares	Value

Machinery – (continued)

Cargotec OYJ, Class B	684	$26,910

CKD Corp.	4,100	50,978

CNH Industrial NV	19,227	212,680

Concentric AB	902	12,643

Construcciones y Auxiliar de Ferrocarriles SA(a)	5,967	177,861

Daetwyler Holding AG	176	30,905

Daifuku Co. Ltd.	6,900	112,376

Daimler Truck Holding AG	11,154	349,213

Danieli & C Officine Meccaniche SpA(a)	4,095	108,210

Danieli & C Officine Meccaniche SpA (Retirement Savings Plan)	13,221	266,356

DMG Mori Co. Ltd.	2,100	34,243

Duerr AG	3,240	66,336

Ebara Corp.	1,100	47,938

Electrolux Professional AB, Class B	13,038	52,583

Epiroc AB, Class A	9,048	148,605

Epiroc AB, Class B	6,280	86,955

FANUC Corp.	14,900	359,402

FLSmidth & Co. A/S(a)	2,730	102,143

Fluidra SA	912	16,021

Fuji Corp.	1,000	14,900

Fujitec Co. Ltd.	2,400	51,551

GEA Group AG	2,886	98,318

Georg Fischer AG (Registered)	1,517	78,213

Giken Ltd.(a)	1,200	14,104

Glory Ltd.	4,200	77,555

Harmonic Drive Systems, Inc.	1,500	32,091

Hitachi Construction Machinery Co. Ltd.	2,800	71,218

Hitachi Zosen Corp.	58,500	301,684

Hoshizaki Corp.	2,400	76,828

Husqvarna AB, Class B	7,480	48,270

IHI Corp.	2,500	47,278

IMI plc	3,784	67,268

Indutrade AB	4,894	86,358

Interpump Group SpA	1,584	65,967

Iveco Group NV*	68,328	574,459

Japan Steel Works Ltd. (The)	900	14,399

Jungheinrich AG (Preference)	3,036	81,317

Kardex Holding AG (Registered)	264	50,882

See Accompanying Notes to the Financial Statements.

202	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Kawasaki Heavy Industries Ltd.	2,800	$60,864

KION Group AG	1,419	43,257

Kitz Corp.(a)	27,300	182,246

Komatsu Ltd.	19,500	445,895

Komax Holding AG (Registered)	258	50,973

Kone OYJ, Class B	5,460	235,985

Konecranes OYJ	1,394	45,545

Krones AG	246	23,870

KSB SE & Co. KGaA (Preference)	273	152,360

Kubota Corp.	15,600	207,458

Kurita Water Industries Ltd.	2,500	74,912

Kyokuto Kaihatsu Kogyo Co. Ltd.	11,700	141,146

Makino Milling Machine Co. Ltd.(a)	7,800	321,384

Makita Corp.	4,400	112,175

Manitou BF SA	3,958	83,421

Max Co. Ltd.	2,800	46,758

Meidensha Corp.	15,600	241,759

METAWATER Co. Ltd.	4,100	51,194

Metso OYJ	12,051	105,801

MINEBEA MITSUMI, Inc.	7,311	112,457

MISUMI Group, Inc.	4,100	61,170

Mitsubishi Heavy Industries Ltd.	7,800	396,168

Mitsubishi Logisnext Co. Ltd.	4,300	33,334

Mitsuboshi Belting Ltd.	1,300	37,169

Miura Co. Ltd.	2,100	40,261

Morgan Advanced Materials plc	19,516	53,284

Morita Holdings Corp.	15,600	158,632

Nabtesco Corp.	2,900	50,745

Nachi-Fujikoshi Corp.	7,800	192,624

NGK Insulators Ltd.	4,100	49,597

Nikkiso Co. Ltd.	4,100	25,908

Nitta Corp.	7,800	174,598

Noritake Co. Ltd.(a)	3,900	150,649

NTN Corp.	175,500	307,208

OC Oerlikon Corp. AG (Registered)(a)	60,723	241,010

Organo Corp.	7,800	253,141

OSG Corp.	1,600	18,066

Palfinger AG	787	19,008

Pfeiffer Vacuum Technology AG	220	33,904

Investments	Shares	Value

Machinery – (continued)

Rational AG	55	$31,248

Rotork plc	13,640	48,463

Sandvik AB	16,224	275,321

Schindler Holding AG	626	126,019

Schindler Holding AG (Registered)	400	77,578

Seatrium Ltd.*	649,543	53,099

SFS Group AG	220	21,854

Shibaura Machine Co. Ltd.(a)	7,800	190,049

Shibuya Corp.	7,800	126,081

Shima Seiki Manufacturing Ltd.	4,100	41,286

Shinmaywa Industries Ltd.(a)	19,500	154,383

SKF AB, Class A	1,408	22,709

SKF AB, Class B	5,760	92,850

SMC Corp.	900	408,148

Spirax-Sarco Engineering plc	1,092	108,551

Stabilus SE	1,516	95,985

Stadler Rail AG	1,056	35,647

Star Micronics Co. Ltd.	11,700	139,138

Sulzer AG (Registered)	280	22,983

Sumitomo Heavy Industries Ltd.	3,300	74,587

Tadano Ltd.	8,900	65,966

Takeuchi Manufacturing Co. Ltd.	2,600	72,964

Takuma Co. Ltd.(a)	27,500	263,660

Techtronic Industries Co. Ltd.	19,500	177,690

THK Co. Ltd.	1,700	29,971

Tocalo Co. Ltd.	3,800	33,949

TOMRA Systems ASA	3,872	30,604

Toyota Industries Corp.	3,900	284,688

Trelleborg AB, Class B	4,454	112,260

Troax Group AB	1,806	28,837

Tsubakimoto Chain Co.	10,000	250,586

Tsugami Corp.	19,500	137,773

Union Tool Co.	500	11,753

Valmet OYJ(a)	3,228	72,198

VAT Group AG(b)	429	151,179

Vesuvius plc	74,763	365,606

Volvo AB, Class A	3,212	64,225

Volvo AB, Class B	33,150	655,425

Wacker Neuson SE	10,023	183,282

Wartsila OYJ Abp	5,720	67,958

Weir Group plc (The)	3,920	81,197

Yaskawa Electric Corp.	3,900	125,592
		16,055,788

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	203

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Marine Transportation – 0.8%

AP Moller – Maersk A/S, Class A	65	$105,858

AP Moller – Maersk A/S, Class B	117	194,272

Clarkson plc	1,408	45,191

D/S Norden A/S	7,839	444,717

Dfds A/S	11,154	321,604

Golden Ocean Group Ltd.	4,796	35,417

Gram Car Carriers ASA	4,879	89,529

Hoegh Autoliners ASA	25,350	204,902

Iino Kaiun Kaisha Ltd.	35,100	248,455

Irish Continental Group plc	7,708	35,034

Kawasaki Kisen Kaisha Ltd.(a)	5,900	200,361

Kuehne + Nagel International AG (Registered)(a)	780	209,560

Mitsui OSK Lines Ltd.(a)	8,900	228,193

MPC Container Ships ASA	111,618	157,610

Nippon Yusen KK(a)	11,700	284,070

NS United Kaiun Kaisha Ltd.(a)	4,000	112,780

Odfjell SE, Class A	11,760	124,740

Pacific Basin Shipping Ltd.	1,755,000	506,901

SITC International Holdings Co. Ltd.	24,000	36,930

Stolt-Nielsen Ltd.	1,435	47,205

Wallenius Wilhelmsen ASA	2,952	24,772

Wilh Wilhelmsen Holding ASA, Class A	5,187	145,790

Wilh Wilhelmsen Holding ASA, Class B	2,091	58,771
		3,862,662

Media – 1.0%

4imprint Group plc	1,517	92,408

Ascential plc*	26,292	83,525

Atresmedia Corp. de Medios de Comunicacion SA	32,019	119,740

Cogeco Communications, Inc.	5,460	214,821

CyberAgent, Inc.	6,300	32,851

Dentsu Group, Inc.	3,900	112,021

Eutelsat Communications SACA(a)	48,594	206,996

Future plc	38,649	414,818

Hakuhodo DY Holdings, Inc.	4,700	37,660

Informa plc	18,720	161,646

Investments	Shares	Value

Media – (continued)

IPSOS SA	12,909	$625,751

ITV plc	84,280	65,309

JCDecaux SE*	968	15,102

Kadokawa Corp.	2,200	41,902

Lagardere SA(a)	1,722	34,110

Metropole Television SA	23,322	291,626

MFE-MediaForEurope NV, Class A(a)	59,459	107,748

MFE-MediaForEurope NV, Class B(a)	21,558	57,081

Next 15 Group plc	5,104	39,143

Nine Entertainment Co. Holdings Ltd.(a)	34,440	40,231

oOh!media Ltd.(a)	47,520	39,264

ProSiebenSat.1 Media SE	60,333	336,588

Publicis Groupe SA	3,627	274,956

RTL Group SA(a)	1,056	36,790

S4 Capital plc* (a)	22,509	17,330

Sanoma OYJ	3,895	30,095

Schibsted ASA, Class A	2,870	57,340

SES SA, Class A, ADR	17,940	104,389

SKY Perfect JSAT Holdings, Inc.	54,600	250,206

Stroeer SE & Co. KGaA	620	28,337

Television Francaise 1 SA(a)	29,796	209,752

TV Asahi Holdings Corp.	8,400	89,799

TX Group AG	205	19,035

Viaplay Group AB, Class B* (a)	1,188	2,533

Vivendi SE	11,795	105,424

WPP plc	21,684	185,924

YouGov plc	4,715	48,632
		4,630,883

Metals & Mining – 5.0%

Acerinox SA	66,924	650,654

Agnico Eagle Mines Ltd.	7,421	347,676

Alamos Gold, Inc., Class A	4,007	49,559

Alleima AB	73,788	448,435

Allkem Ltd.* (a)	8,316	50,231

Alumina Ltd.*	7,667	3,786

AMG Critical Materials NV	10,920	283,713

Anglo American plc	27,456	698,480

Antofagasta plc	5,371	87,660

Aperam SA(a)	1,640	45,330

See Accompanying Notes to the Financial Statements.

204	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

ArcelorMittal SA	10,881	$240,145

ARE Holdings, Inc.(a)	27,300	344,303

Aurubis AG	738	60,580

AVZ Minerals Ltd.* ‡ (a)	111,012	13,355

Aya Gold & Silver, Inc.*	5,002	27,059

B2Gold Corp.	28,059	89,740

Barrick Gold Corp.	25,662	411,585

Bekaert SA	11,817	477,140

Bellevue Gold Ltd.* (a)	49,941	45,691

BHP Group Ltd.	107,757	3,036,072

BlueScope Steel Ltd.	9,711	115,592

Boliden AB	5,577	142,637

Capricorn Metals Ltd.* (a)	19,272	57,716

Capstone Copper Corp.*	7,626	25,928

Centamin plc	402,129	402,326

Centerra Gold, Inc.	17,010	86,382

Chalice Mining Ltd.* (a)	6,068	6,877

Champion Iron Ltd.(a)	6,468	29,158

Chubu Steel Plate Co. Ltd.	7,800	105,222

Core Lithium Ltd.* (a)	98,236	22,391

De Grey Mining Ltd.* (a)	86,240	65,250

Deterra Royalties Ltd.	29,807	88,700

Dowa Holdings Co. Ltd.	1,100	33,252

Dundee Precious Metals, Inc.(a)	66,222	433,609

Eldorado Gold Corp.*	9,840	106,321

Emerald Resources NL*	21,402	35,096

Endeavour Mining plc	3,344	68,982

Equinox Gold Corp.* (a)	14,247	62,294

Eramet SA	3,627	250,151

ERO Copper Corp.* (a)	4,268	57,860

Evolution Mining Ltd.	35,786	80,889

Falcon Metals Ltd.*	1	—	(e)

Ferrexpo plc*	104,040	95,632

Filo Corp.*	4,428	57,605

First Majestic Silver Corp.(a)	14,596	75,070

First Quantum Minerals Ltd.(a)	8,697	100,674

Fortescue Metals Group Ltd.(a)	35,958	507,700

Fortuna Silver Mines, Inc.*	9,512	26,653

Franco-Nevada Corp.	2,821	342,808

Fresnillo plc	3,872	26,020

Glencore plc	233,571	1,233,331

Investments	Shares	Value

Metals & Mining – (continued)

Gold Road Resources Ltd.(a)	59,580	$71,485

Granges AB	37,167	356,945

Grupa Kety SA	308	51,894

Hill & Smith plc	3,280	65,592

Hudbay Minerals, Inc.	119,301	519,914

IAMGOLD Corp.*	25,911	66,259

IGO Ltd.	10,332	62,212

Iluka Resources Ltd.	9,909	45,423

Imdex Ltd.	25,872	27,028

Ivanhoe Mines Ltd., Class A* (a)	10,250	75,458

Jastrzebska Spolka Weglowa SA*	18,681	221,388

JFE Holdings, Inc.	11,700	161,040

K92 Mining, Inc.* (a)	16,544	59,586

KGHM Polska Miedz SA	3,160	84,174

Kinross Gold Corp.	21,865	114,030

Kobe Steel Ltd.(a)	10,800	125,654

Kyoei Steel Ltd.(a)	7,800	97,754

Labrador Iron Ore Royalty Corp.	22,074	484,968

Liontown Resources Ltd.* (a)	27,470	28,002

Lithium Americas Corp.* (a)	2,508	13,857

Lundin Gold, Inc.	6,342	76,383

Lundin Mining Corp.	12,726	79,386

Lynas Rare Earths Ltd.* (a)	13,899	62,041

MAG Silver Corp.*	4,656	46,518

Maruichi Steel Tube Ltd.	2,000	49,166

Mineral Resources Ltd.(a)	2,808	102,691

Mitsubishi Materials Corp.	4,100	65,164

Mitsui Mining & Smelting Co. Ltd.	19,500	502,034

Nickel Industries Ltd.(a)	886,548	418,182

Nippon Light Metal Holdings Co. Ltd.	19,500	212,453

Nippon Steel Corp.	19,415	414,337

Nittetsu Mining Co. Ltd.(a)	3,900	121,420

Norsk Hydro ASA	28,470	162,282

Northern Star Resources Ltd.	16,700	123,605

Novagold Resources, Inc.*	7,749	26,960

OceanaGold Corp.	237,716	397,264

Orla Mining Ltd.* (a)	10,780	33,002

OSAKA Titanium Technologies Co. Ltd.(a)	1,300	27,297

Osisko Gold Royalties Ltd.	8,590	104,881

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	205

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Osisko Mining, Inc.*	17,794	$34,479

Outokumpu OYJ(a)	7,392	30,261

Pan American Silver Corp.(a)	6,630	96,758

Perseus Mining Ltd.	37,802	40,808

Pilbara Minerals Ltd.(a)	34,446	80,041

Regis Resources Ltd.*	40,098	43,921

Resolute Mining Ltd.*	109,347	24,924

Rio Tinto Ltd.	7,761	577,774

Rio Tinto plc	23,517	1,499,604

Salzgitter AG	13,221	328,683

Sandfire Resources Ltd.* (a)	11,931	45,098

Sandstorm Gold Ltd.	13,772	62,995

Sanyo Special Steel Co. Ltd.	8,200	137,691

Sayona Mining Ltd.* (a)	407,175	19,335

Seabridge Gold, Inc.*	5,588	61,062

Silver Lake Resources Ltd.* (a)	2,337	1,554

SilverCrest Metals, Inc.* (a)	9,416	46,597

Sims Ltd.(a)	3,192	25,222

South32 Ltd.	97,266	204,459

SSAB AB, Class A	6,150	36,792

SSAB AB, Class B	12,333	71,442

SSR Mining, Inc.	3,864	53,413

Stelco Holdings, Inc.	11,856	333,753

Straits Trading Co. Ltd.	53,300	74,695

Sumitomo Metal Mining Co. Ltd.	5,700	158,679

Teck Resources Ltd., Class B	9,438	333,126

thyssenkrupp AG	8,316	57,645

Toho Titanium Co. Ltd.(a)	1,700	21,822

Tokyo Steel Manufacturing Co. Ltd.	4,100	46,890

UACJ Corp.	10,700	215,491

voestalpine AG	1,880	46,817

Vulcan Energy Resources Ltd.* (a)	6,732	8,823

Wesdome Gold Mines Ltd.*	8,888	47,505

West African Resources Ltd.* (a)	335,049	156,981

Wheaton Precious Metals Corp.(a)	6,591	278,073

Yamato Kogyo Co. Ltd.	1,300	61,616

Yodogawa Steel Works Ltd.	10,700	247,991

Zimplats Holdings Ltd.	2,255	28,541
		23,552,410

Investments	Shares	Value

Multi-Utilities – 0.7%

A2A SpA	29,479	$55,183

ACEA SpA	1,552	18,652

AGL Energy Ltd.	12,344	84,018

Algonquin Power & Utilities Corp.(a)	11,661	58,630

Atco Ltd., Class I	1,968	50,396

Canadian Utilities Ltd., Class A	1,628	34,407

Centrica plc	126,555	241,563

E.ON SE	48,633	576,765

Engie SA	38,454	609,851

Hera SpA	19,272	54,063

Iren SpA	210,717	420,733

National Grid plc	53,469	634,935

REN – Redes Energeticas Nacionais SGPS SA	17,917	46,588

Sembcorp Industries Ltd.	16,300	54,609

Telecom Plus plc	4,728	88,582

Veolia Environnement SA	12,675	346,057
		3,375,032

Office REITs – 0.3%

Allied Properties REIT, REIT(a)	22,464	256,477

Centuria Office REIT, REIT(a)	187,161	129,759

Champion REIT, REIT	108,000	34,092

CLS Holdings plc, REIT	14,403	15,153

Covivio SA, REIT	760	32,454

Cromwell Property Group, REIT(a)	581,100	117,736

Derwent London plc, REIT	2,870	63,488

Dexus, REIT	14,476	59,392

Gecina SA, REIT	440	43,066

Global One Real Estate Investment Corp., REIT	48	36,386

Great Portland Estates plc, REIT	12,800	60,575

Ichigo Office REIT Investment Corp., REIT	41	22,985

Japan Excellent, Inc., REIT(a)	41	35,898

Japan Prime Realty Investment Corp., REIT	13	30,387

Japan Real Estate Investment Corp., REIT	24	88,904

KDX Realty Investment Corp., REIT(a)	143	148,833

See Accompanying Notes to the Financial Statements.

206	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Office REITs – (continued)

Keppel REIT, REIT	73,833	$42,843

Mirai Corp., REIT(a)	88	26,526

Mori Hills REIT Investment Corp., REIT	16	14,949

Nippon Building Fund, Inc., REIT(a)	24	96,193

One REIT, Inc., REIT	14	24,202

Orix JREIT, Inc., REIT	49	56,233

Precinct Properties Group, REIT(a)	103,566	66,865

Workspace Group plc, REIT	8,954	52,392
		1,555,788

Oil, Gas & Consumable Fuels – 7.2%

Advantage Energy Ltd.*	59,046	428,304

Africa Oil Corp.	140,972	259,959

Aker BP ASA	6,011	172,770

Ampol Ltd.	5,226	105,420

ARC Resources Ltd.	14,313	230,018

Athabasca Oil Corp.*	204,633	607,303

Baytex Energy Corp.	232,323	1,004,097

Beach Energy Ltd.	39,336	38,479

Birchcliff Energy Ltd.(a)	88,842	490,207

Bluenord ASA*	8,424	447,151

Boss Energy Ltd.*	21,197	57,978

BP plc	361,686	2,205,851

BRIGHTOIL* ‡	50,147	—

BW Energy Ltd.*	31,818	79,462

BW LPG Ltd.(b)	25,545	361,280

Cameco Corp.(a)	6,435	262,962

Canadian Natural Resources Ltd.	23,166	1,469,475

Cardinal Energy Ltd.(a)	39,585	211,576

Cenovus Energy, Inc.(a)	28,275	538,106

Cool Co. Ltd.	7,917	103,111

Cosmo Energy Holdings Co. Ltd.(a)	1,600	58,107

Crescent Point Energy Corp.	12,163	97,427

CropEnergies AG	9,640	82,739

Denison Mines Corp.*	53,196	85,068

Diversified Energy Co. plc(a) (b)	326,079	264,512

DNO ASA	290,667	295,826

Enbridge, Inc.	31,551	1,009,996

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

ENEOS Holdings, Inc.	66,300	$244,151

Energean plc	4,182	43,236

Energy Fuels, Inc.* (a)	10,296	82,249

Enerplus Corp.	5,535	93,496

Eni SpA	51,519	840,141

Equinor ASA	20,982	703,269

Equital Ltd.* (a)	6,201	134,717

Etablissements Maurel et Prom SA	20,428	121,241

Euronav NV	2,829	50,505

FLEX LNG Ltd.	1,176	36,001

Freehold Royalties Ltd.(a)	5,060	52,049

Frontera Energy Corp.*	17,667	149,659

Galp Energia SGPS SA	11,154	167,533

Gaztransport Et Technigaz SA	410	52,308

Gibson Energy, Inc.	7,137	108,321

Hafnia Ltd.	7,872	51,650

Harbour Energy plc	13,992	43,092

Headwater Exploration, Inc.(a)	78,195	420,194

Idemitsu Kosan Co. Ltd.	5,882	132,791

Imperial Oil Ltd.(a)	4,134	235,339

Inpex Corp.	21,500	309,840

International Petroleum Corp.* (a)	28,977	302,450

Itochu Enex Co. Ltd.(a)	19,600	191,542

Iwatani Corp.	1,397	66,306

Japan Petroleum Exploration Co. Ltd.(a)	1,700	57,810

Karoon Energy Ltd.*	188,916	301,423

Keyera Corp.	3,108	72,201

Koninklijke Vopak NV	1,558	52,385

MEG Energy Corp.*	4,928	97,264

Naphtha Israel Petroleum Corp. Ltd.(a)	10,742	41,183

Neste OYJ(a)	6,045	202,613

New Hope Corp. Ltd.	17,010	62,142

NexGen Energy Ltd.*	21,987	132,563

NuVista Energy Ltd.*	57,798	559,973

Oil Refineries Ltd.	814,086	222,963

Okeanis Eco Tankers Corp.(b)	4,680	134,681

OMV AG(a)	2,691	117,644

ORLEN SA	11,503	181,526

Paladin Energy Ltd.* (a)	151,044	90,374

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	207

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Paramount Resources Ltd., Class A	2,772	$66,552

Parex Resources, Inc.	36,075	690,707

Parkland Corp.	3,878	117,241

Paz Oil Co. Ltd.* (a)	575	40,815

Pembina Pipeline Corp.	7,956	244,597

Peyto Exploration & Development Corp.(a)	59,787	628,770

PrairieSky Royalty Ltd.	3,977	69,757

Repsol SA	26,871	392,667

San-Ai Obbli Co. Ltd.(a)	19,500	208,076

Santos Ltd.	66,105	321,023

Saras SpA(a)	151,281	219,468

Serica Energy plc	96,486	272,564

Shell plc	140,088	4,498,780

Spartan Delta Corp.(a)	8,979	28,847

Strike Energy Ltd.* (a)	129,355	31,941

Suncor Energy, Inc.	27,690	895,774

Tamarack Valley Energy Ltd.(a)	183,963	555,235

TC Energy Corp.(a)	15,054	517,903

Topaz Energy Corp.	3,731	56,976

TORM plc, Class A(a)	10,764	328,041

TotalEnergies SE	48,594	3,246,196

Tourmaline Oil Corp.	6,334	334,574

United Energy Group Ltd.(a)	358,000	57,191

Var Energi ASA	7,339	24,720

VERBIO Vereinigte BioEnergie AG	1,107	37,291

Vermilion Energy, Inc.(a)	54,951	792,054

Viva Energy Group Ltd.(b)	17,630	31,590

Whitecap Resources, Inc.	12,245	94,467

Whitehaven Coal Ltd.(a)	16,702	78,254

Woodside Energy Group Ltd.	39,859	864,608
		33,672,688

Paper & Forest Products – 0.5%

Altri SGPS SA	21,115	101,951

Canfor Corp.*	20,241	206,748

Daio Paper Corp.	3,745	30,564

Ence Energia y Celulosa SA	11,726	34,977

Hokuetsu Corp.(a)	54,600	415,327

Holmen AB, Class B	1,540	57,988

Investments	Shares	Value

Paper & Forest Products – (continued)

Interfor Corp.*	2,378	$29,308

Mondi plc	11,778	189,941

Navigator Co. SA (The)	5,269	20,941

Nippon Paper Industries Co. Ltd.*	39,000	336,835

Oji Holdings Corp.(a)	23,400	99,413

Semapa-Sociedade de Investimento e Gestao	4,873	68,814

Stella-Jones, Inc.(a)	2,574	134,684

Stora Enso OYJ, Class A(a)	2,501	30,533

Stora Enso OYJ, Class R	9,711	116,246

Svenska Cellulosa AB SCA, Class A	2,068	28,208

Svenska Cellulosa AB SCA, Class B(a)	6,314	86,437

UPM-Kymmene OYJ(a)	7,956	267,170

West Fraser Timber Co. Ltd.(a)	1,271	85,685
		2,341,770

Passenger Airlines – 0.2%

Air Canada*	5,192	62,570

Air France-KLM*	3,677	41,408

Air New Zealand Ltd.(a)	11,968	4,664

ANA Holdings, Inc.*	2,400	46,781

Deutsche Lufthansa AG (Registered)*	11,462	80,010

easyJet plc*	6,806	30,227

Exchange Income Corp.	2,255	69,278

Finnair OYJ* (a)	82,324	5,012

Japan Airlines Co. Ltd.	2,800	51,102

JET2 plc	4,018	48,854

Norwegian Air Shuttle ASA*	158,886	113,977

Qantas Airways Ltd.*	22,968	71,402

Singapore Airlines Ltd.	16,799	74,918

Wizz Air Holdings plc* (b)	1,394	26,160
		726,363

Personal Care Products – 1.0%

Beiersdorf AG	1,560	204,548

Best World International Ltd.*	57,400	70,805

euglena Co. Ltd.* (a)	4,400	21,180

Fancl Corp.	400	5,955

Haleon plc	72,774	290,974

See Accompanying Notes to the Financial Statements.

208	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Personal Care Products – (continued)

Interparfums SA	159	$7,487

Jamieson Wellness, Inc.(b)	2,330	38,217

Kao Corp.	7,300	264,824

Kobayashi Pharmaceutical Co. Ltd.	900	36,964

Kose Corp.	700	45,792

L’Occitane International SA	4,500	11,560

L’Oreal SA	3,471	1,453,414

Mandom Corp.	4,100	37,414

Milbon Co. Ltd.	1,000	26,260

Noevir Holdings Co. Ltd.(a)	1,000	34,864

Pola Orbis Holdings, Inc.	2,000	19,994

PZ Cussons plc	17,220	27,958

Rohto Pharmaceutical Co. Ltd.	4,000	92,231

Shiseido Co. Ltd.	6,200	194,951

Unilever plc	37,011	1,746,558
		4,631,950

Pharmaceuticals – 4.9%

ALK-Abello A/S, Class B*	7,913	87,575

Almirall SA	4,564	41,439

Astellas Pharma, Inc.	27,300	342,501

AstraZeneca plc	23,166	2,881,355

Bausch Health Cos., Inc.* (a)	97,851	665,380

Bayer AG (Registered)	20,748	891,700

Camurus AB*	1,435	42,950

Chugai Pharmaceutical Co. Ltd.	8,900	262,102

COSMO Pharmaceuticals NV	741	28,132

Daiichi Sankyo Co. Ltd.	28,400	723,479

Dechra Pharmaceuticals plc	2,142	98,978

Eisai Co. Ltd.	4,300	226,038

Euroapi SA*	3,444	18,001

Faes Farma SA	17,897	56,089

Financiere de Tubize SA	510	34,932

GSK plc	60,879	1,076,634

H Lundbeck A/S, Class A	5,650	25,540

Haw Par Corp. Ltd.	8,200	57,218

Hikma Pharmaceuticals plc	2,800	64,607

Hutchmed China Ltd.* (a)	27,388	106,016

Indivior plc*	7,254	138,637

Ipsen SA	751	88,509

JCR Pharmaceuticals Co. Ltd.	2,400	18,129

Investments	Shares	Value

Pharmaceuticals – (continued)

Kaken Pharmaceutical Co. Ltd.	1,500	$33,012

Kissei Pharmaceutical Co. Ltd.	1,400	29,351

Kyowa Kirin Co. Ltd.	4,300	66,951

Laboratorios Farmaceuticos Rovi SA	1,435	76,522

Merck KGaA	1,989	299,273

Mochida Pharmaceutical Co. Ltd.	900	19,671

Nippon Shinyaku Co. Ltd.	1,400	56,335

Novartis AG (Registered)	30,888	2,869,371

Novo Nordisk A/S, Class B	48,282	4,628,989

Ono Pharmaceutical Co. Ltd.	7,800	133,987

Orion OYJ, Class A	352	13,952

Orion OYJ, Class B	1,855	73,606

Otsuka Holdings Co. Ltd.	7,900	263,429

Recordati Industria Chimica e Farmaceutica SpA	1,628	75,027

Roche Holding AG	429	116,531

Roche Holding AG—BR	10,530	2,705,830

Sanofi SA	16,692	1,512,043

Santen Pharmaceutical Co. Ltd.	4,500	38,851

Sawai Group Holdings Co. Ltd.	15,600	495,055

Shionogi & Co. Ltd.	4,200	193,769

Sumitomo Pharma Co. Ltd.(a)	3,600	10,935

Taisho Pharmaceutical Holdings Co. Ltd.	600	23,617

Takeda Pharmaceutical Co. Ltd.	23,400	627,780

Teva Pharmaceutical Industries Ltd.*	23,868	201,833

Torii Pharmaceutical Co. Ltd.	800	19,228

Towa Pharmaceutical Co. Ltd.	9,200	168,090

Tsumura & Co.	900	16,028

UCB SA	2,067	150,884

Vetoquinol SA	308	25,947

Virbac SACA(a)	132	37,811

ZERIA Pharmaceutical Co. Ltd.	1,800	23,723
		22,983,372

Professional Services – 1.6%

Adecco Group AG (Registered)	3,549	133,529

AFRY AB	2,640	27,646

ALS Ltd.	8,712	59,187

APM Human Services International Ltd.(a)	211,185	279,458

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	209

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Professional Services – (continued)

Applus Services SA	44,577	$468,823

Arcadis NV	1,189	50,170

BayCurrent Consulting, Inc.	1,400	34,749

Bell System24 Holdings, Inc.(a)	12,900	131,602

Benefit One, Inc.	1,000	7,085

Bureau Veritas SA	4,797	108,964

Computershare Ltd.	8,463	132,833

Danel Adir Yeoshua Ltd.(a)	533	38,194

dip Corp.	1,400	27,456

DKSH Holding AG	660	40,396

en Japan, Inc.	2,000	29,450

Experian plc	14,157	427,924

Funai Soken Holdings, Inc.	2,700	43,911

GlobalData plc	17,900	32,581

Hays plc	567,918	662,264

Hilan Ltd.	1,025	43,984

Infomart Corp.	17,600	41,488

Insource Co. Ltd.	3,800	22,081

Intertek Group plc	2,106	97,698

IPH Ltd.	14,227	61,433

JAC Recruitment Co. Ltd.	1,300	20,481

Learning Technologies Group plc	32,868	24,668

Link Administration Holdings Ltd.(a)	180,570	136,050

McMillan Shakespeare Ltd.	3,198	33,936

MEITEC Group Holdings, Inc.	2,400	41,821

Nihon M&A Center Holdings, Inc.	4,800	21,727

Nomura Co. Ltd.	6,000	34,191

Open Up Group, Inc.(a)	4,400	53,865

Outsourcing, Inc.(a)	35,100	256,566

Pagegroup plc	21,372	97,408

Persol Holdings Co. Ltd.	42,000	62,205

Randstad NV	2,301	118,787

Recruit Holdings Co. Ltd.	26,100	746,748

RELX plc	28,860	1,004,378

RWS Holdings plc(a)	105,144	264,871

SGS SA (Registered)	3,315	269,484

SmartGroup Corp. Ltd.(a)	7,766	42,188

SMS Co. Ltd.	2,000	31,298

Synergie SE	2,870	89,946

TechnoPro Holdings, Inc.	1,100	21,354

Investments	Shares	Value

Professional Services – (continued)

Teleperformance SE	780	$89,165

TELUS International CDA, Inc.*	2,214	14,162

Thomson Reuters Corp.(a)	2,223	265,991

Tinexta Spa	1,056	18,138

Transcosmos, Inc.(a)	7,800	157,344

Wolters Kluwer NV	3,705	474,250
		7,393,928

Real Estate Management & Development – 2.5%

Aeon Mall Co. Ltd.	1,990	22,509

AFI Properties Ltd.* (a)	2,460	66,341

Africa Israel Residences Ltd.(a)	2,120	89,819

Airport City Ltd.*	1,928	25,311

Allreal Holding AG (Registered)	366	58,637

Alony Hetz Properties & Investments Ltd.	7,216	35,085

Altus Group Ltd.	2,578	87,465

Amot Investments Ltd.	5,448	22,786

Aroundtown SA* (a)	317,109	712,937

Atrium Ljungberg AB, Class B	792	12,150

Aura Investments Ltd.(a)	44,280	91,941

Azrieli Group Ltd.	532	22,842

Big Shopping Centers Ltd.*	287	20,077

Blue Square Real Estate Ltd.(a)	1,833	89,712

Bukit Sembawang Estates Ltd.	8,200	21,666

CA Immobilien Anlagen AG	572	19,287

Capitaland India Trust	55,054	38,577

CapitaLand Investment Ltd.	42,131	90,409

Castellum AB	10,335	98,562

Catena AB	924	30,517

Cibus Nordic Real Estate AB publ	21,762	203,642

City Developments Ltd.	9,400	43,362

Citycon OYJ	7,298	38,524

CK Asset Holdings Ltd.	39,000	194,885

Colliers International Group, Inc.(a)	748	67,734

Corem Property Group AB, Class B(a)	184,002	118,412

Daito Trust Construction Co. Ltd.	1,500	159,959

Daiwa House Industry Co. Ltd.	14,700	400,587

Deutsche EuroShop AG	4,592	83,193

Deutsche Wohnen SE	1,012	21,715

See Accompanying Notes to the Financial Statements.

210	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

Dios Fastigheter AB	7,480	$40,404

Electra Real Estate Ltd.(a)	1,476	11,876

Entra ASA(b)	2,068	16,132

ESR Group Ltd.(b)	32,800	42,087

Fabege AB(a)	5,412	40,234

Fastighets AB Balder, Class B* (a)	12,348	52,154

FastPartner AB, Class A	3,124	10,849

FirstService Corp.	676	95,553

G City Ltd.(a)	28,290	68,285

Gav-Yam Lands Corp. Ltd.	593	3,349

Goldcrest Co. Ltd.	4,100	58,044

Grainger plc	39,273	108,369

Grand City Properties SA*	27,417	244,444

Great Eagle Holdings Ltd.(a)	79,451	129,362

GuocoLand Ltd.*	95,200	104,925

Hang Lung Group Ltd.	273,000	363,553

Hang Lung Properties Ltd.	44,000	58,032

Heiwa Real Estate Co. Ltd.(a)	1,300	33,005

Henderson Land Development Co. Ltd.	33,239	86,660

Ho Bee Land Ltd.	75,000	99,084

Hufvudstaden AB, Class A	2,610	27,752

Hulic Co. Ltd.	11,700	106,381

Ichigo, Inc.	17,800	38,551

IES Holdings Ltd.*	943	45,500

IMMOFINANZ AG*	2,132	42,817

Intershop Holding AG	76	50,358

Israel Canada T.R Ltd.(a)	44,720	93,960

Isras Investment Co. Ltd.	533	90,064

IWG plc*	41,041	65,738

Jeudan A/S	3,237	104,976

K Wah International Holdings Ltd.	390,000	104,670

Katitas Co. Ltd.	1,100	14,578

Keihanshin Building Co. Ltd.	4,100	37,333

Kerry Properties Ltd.	16,500	27,751

Kojamo OYJ	3,579	30,491

Kowloon Development Co. Ltd.	117,000	103,175

LEG Immobilien SE*	1,120	69,657

Lendlease Corp. Ltd.(a)	14,582	57,334

Lifestyle Communities Ltd.(a)	6,920	68,218

Investments	Shares	Value

Real Estate Management & Development – (continued)

Mega Or Holdings Ltd., REIT(a)	2,542	$34,773

Melisron Ltd.	460	24,890

Mitsubishi Estate Co. Ltd.	19,500	246,446

Mitsui Fudosan Co. Ltd.	15,600	334,466

Mivne Real Estate KD Ltd.	14,248	30,715

Mobimo Holding AG (Registered)	352	97,085

Morguard Corp.	1,025	74,949

New World Development Co. Ltd.(a)	33,590	61,560

Nexity SA(a)	14,898	207,548

Nomura Real Estate Holdings, Inc.	1,400	32,401

NP3 Fastigheter AB	1,462	19,484

Nyfosa AB(a)	48,945	235,686

OUE Ltd.	140,400	105,552

Pandox AB, Class B	5,412	53,090

PEXA Group Ltd.*	7,380	50,792

Platzer Fastigheter Holding AB, Class B	3,080	16,127

Prashkovsky Investments and Construction Ltd.(a)	3,040	55,276

PSP Swiss Property AG (Registered)	736	90,337

Relo Group, Inc.	2,270	22,289

Sagax AB, Class B(a)	2,420	43,645

Samhallsbyggnadsbolaget i Norden AB(a)	22,748	6,588

SAMTY Co. Ltd.(a)	15,600	255,047

Savills plc(a)	48,867	466,969

Sino Land Co. Ltd.	73,785	73,647

Sirius Real Estate Ltd.	58,680	56,822

Starts Corp., Inc.(a)	11,700	219,947

StorageVault Canada, Inc.	12,833	39,749

Sumitomo Realty & Development Co. Ltd.(a)	10,800	267,709

Summit Real Estate Holdings Ltd.*	2,706	25,832

Sun Frontier Fudousan Co. Ltd.(a)	11,700	112,484

Sun Hung Kai Properties Ltd.	33,500	344,008

Swire Pacific Ltd., Class A	10,500	67,230

Swire Properties Ltd.	16,400	31,733

Swiss Prime Site AG (Registered)	1,197	111,012

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	211

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

TAG Immobilien AG*	59,709	$649,111

Tokyo Tatemono Co. Ltd.	5,200	68,294

Tokyu Fudosan Holdings Corp.	11,200	64,473

Tosei Corp.(a)	8,000	93,605

Tricon Residential, Inc.(a)	16,263	107,659

UOL Group Ltd.	6,799	29,279

VGP NV	738	59,870

Villar International Ltd.	1,599	59,999

Vonovia SE	17,004	390,019

Wallenstam AB, Class B(a)	8,888	29,943

Wharf Holdings Ltd. (The)	17,000	43,105

Wharf Real Estate Investment Co. Ltd.	25,000	87,385

Wihlborgs Fastigheter AB	7,304	47,167

Wing Tai Holdings Ltd.	57,400	56,560

Yanlord Land Group Ltd.*	192,000	79,180

YH Dimri Construction & Development Ltd.(a)	452	24,256
		11,640,141

Residential REITs – 0.1%

Advance Residence Investment Corp., REIT(a)	18	39,044

Altarea SCA, REIT	92	6,535

Boardwalk REIT, REIT(a)	1,000	46,649

Canadian Apartment Properties REIT, REIT(a)	1,012	29,757

Comforia Residential REIT, Inc., REIT	19	40,272

Daiwa Securities Living Investments Corp., REIT	26	19,194

Ingenia Communities Group, REIT	20,254	50,013

InterRent REIT, REIT	4,600	38,967

Killam Apartment REIT, REIT	2,624	29,618

Nippon Accommodations Fund, Inc., REIT	8	32,170

UNITE Group plc (The), REIT	8,364	88,146

Xior Student Housing NV, REIT(b)	1,581	45,371
		465,736

Investments	Shares	Value

Retail REITs – 0.7%

AEON REIT Investment Corp., REIT	29	$27,574

BWP Trust, REIT	32,513	66,903

CapitaLand China Trust, REIT	44,000	25,371

CapitaLand Integrated Commercial Trust, REIT	75,746	97,305

Carmila SA, REIT* (a)	20,748	289,923

Charter Hall Retail REIT, REIT	35,342	68,249

Choice Properties REIT, REIT	3,957	34,318

Crombie REIT, REIT(a)	3,256	28,567

Eurocommercial Properties NV, REIT	15,249	326,232

First Capital REIT, REIT	5,822	54,687

Fortune REIT, REIT	41,000	22,951

Frasers Centrepoint Trust, REIT	12,749	19,262

Fukuoka REIT Corp., REIT	82	88,148

Hammerson plc, REIT(a)	237,021	63,390

HMC Capital Ltd., REIT(a)	9,954	26,785

HomeCo Daily Needs REIT, REIT(a) (b)	636,012	430,879

Japan Metropolitan Fund Invest, REIT	103	66,311

Kiwi Property Group Ltd., REIT	37,660	16,976

Klepierre SA, REIT	3,861	93,457

Lendlease Global Commercial REIT, REIT	143,500	53,418

Link REIT, REIT	38,323	175,829

Mapletree Pan Asia Commercial Trust, REIT	30,462	29,572

Mercialys SA, REIT(a)	31,200	265,146

Primaris REIT, REIT(a)	2,706	24,229

Region RE Ltd., REIT(a)	19,923	24,787

Retail Estates NV, REIT	3,978	241,773

Scentre Group, REIT	82,290	126,608

Shaftesbury Capital plc, REIT	109,824	138,597

SmartCentres REIT, REIT(a)	1,558	24,118

Starhill Global REIT, REIT	80,696	26,211

Unibail-Rodamco-Westfield, REIT*	2,145	105,791

Unibail-Rodamco-Westfield, REIT, CHDI*	5	12

Vicinity Ltd., REIT	65,692	70,708

Waypoint REIT Ltd., REIT	47,560	63,839
		3,217,926

See Accompanying Notes to the Financial Statements.

212	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – 2.1%

Advantest Corp.	12,100	$304,807

AEM Holdings Ltd.	13,200	33,336

AIXTRON SE	2,337	65,362

Alphawave IP Group plc* (a)	19,492	23,179

ams-OSRAM AG* (a)	87,360	309,967

ASM International NV	702	288,272

ASML Holding NV	6,084	3,635,324

ASMPT Ltd.	5,000	42,175

BE Semiconductor Industries NV	1,400	143,985

Camtek Ltd.*	1,025	53,080

Disco Corp.	1,200	207,244

Elmos Semiconductor SE	410	26,739

Ferrotec Holdings Corp.(a)	15,600	269,365

Furuya Metal Co. Ltd.	1,000	63,786

Infineon Technologies AG	19,149	556,108

Japan Material Co. Ltd.	2,500	34,583

Lasertec Corp.	1,300	216,359

Megachips Corp.	4,900	124,890

Melexis NV	495	36,285

Meyer Burger Technology AG* (a)	187,149	50,054

Nordic Semiconductor ASA*	3,828	30,893

Nova Ltd.*	352	33,490

Optorun Co. Ltd.	2,900	33,032

REC Silicon ASA*	22,352	29,021

Renesas Electronics Corp.*	21,900	282,779

Rohm Co. Ltd.	6,300	99,256

Rorze Corp.(a)	400	29,291

SCREEN Holdings Co. Ltd.	2,200	100,728

Shinko Electric Industries Co. Ltd.	1,400	44,104

Siltronic AG	5,421	463,557

SMA Solar Technology AG*	328	20,022

Socionext, Inc.(a)	600	57,130

SOITEC*	369	54,800

STMicroelectronics NV	9,672	367,834

SUMCO Corp.(a)	5,700	72,828

Tokyo Electron Ltd.	7,300	952,237

Tokyo Seimitsu Co. Ltd.	1,600	73,775

Tower Semiconductor Ltd.*	2,139	49,484

Tri Chemical Laboratories, Inc.	1,800	37,558

u-blox Holding AG* (a)	2,418	227,705

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – (continued)

Ulvac, Inc.	1,000	$33,880

Weebit Nano Ltd.* (a)	9,758	20,450

X-Fab Silicon Foundries SE* (b)	4,480	40,440
		9,639,194

Software – 1.1%

Altium Ltd.	1,716	42,894

Appier Group, Inc.*	4,100	33,191

Asseco Poland SA	3,362	61,472

Atoss Software AG	176	37,020

BlackBerry Ltd.*	28,587	102,755

Bytes Technology Group plc	15,205	90,813

Constellation Software, Inc.	312	624,789

Crayon Group Holding ASA* (b)	4,100	23,635

Darktrace plc*	19,721	83,757

Dassault Systemes SE	10,035	411,710

Descartes Systems Group, Inc. (The)*	1,375	99,273

Enghouse Systems Ltd.	2,552	59,855

Fortnox AB	7,995	31,586

Fuji Soft, Inc.	1,400	49,919

GB Group plc	8,897	25,803

Hansen Technologies Ltd.	5,576	18,323

IRESS Ltd.(a)	10,123	31,983

Kinaxis, Inc.* (a)	520	50,725

Lectra	1,762	44,512

Lightspeed Commerce, Inc.*	7,761	96,771

Money Forward, Inc.*	1,100	27,397

Nemetschek SE	884	65,781

Nice Ltd.*	937	144,665

Open Text Corp.	5,577	186,000

Oracle Corp. Japan	800	56,364

QT Group OYJ* (a)	308	17,938

Rakus Co. Ltd.(a)	1,600	19,608

Sage Group plc (The)	16,731	197,053

SAP SE	15,132	2,027,146

Sinch AB* (b)	14,637	23,063

SiteMinder Ltd.*	17,179	44,269

Systena Corp.	24,600	41,421

TeamViewer SE* (b)	3,239	49,625

Technology One Ltd.	5,166	47,493

Temenos AG (Registered)	779	55,760

TomTom NV*	6,776	40,467

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	213

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – (continued)

Trend Micro, Inc.	2,500	$93,136

Truecaller AB, Class B* (a)	16,113	38,852

Vitec Software Group AB, Class B	1,025	40,807

WiseTech Global Ltd.	3,081	113,455
		5,351,086

Specialized REITs – 0.0%(d)

Arena REIT, REIT	15,269	30,646

Big Yellow Group plc, REIT	4,224	48,950

Charter Hall Social Infrastructure REIT, REIT	16,831	25,363

Keppel DC REIT, REIT	21,100	26,027

National Storage REIT, REIT(a)	20,921	26,492

Safestore Holdings plc, REIT	4,488	37,223
		194,701

Specialty Retail – 1.4%

ABC-Mart, Inc.	2,100	32,316

Accent Group Ltd.	42,845	50,864

Alpen Co. Ltd.(a)	4,600	59,381

ARCLANDS Corp.(a)	19,518	207,881

Aritzia, Inc.*	1,716	26,662

Autobacs Seven Co. Ltd.	2,100	21,507

Bic Camera, Inc.(a)	4,200	31,699

Bilia AB, Class A	22,854	211,712

Carasso Motors Ltd.(a)	11,193	32,897

CECONOMY AG*	64,623	122,269

Currys plc	366,912	199,285

DCM Holdings Co. Ltd.	4,100	31,891

Delek Automotive Systems Ltd.	18,837	86,885

Dufry AG (Registered)* (a)	1,330	46,343

Dunelm Group plc	3,649	43,194

Eagers Automotive Ltd.(a)	4,180	34,061

EDION Corp.(a)	27,300	271,477

Fast Retailing Co. Ltd.	3,000	654,099

Fenix Outdoor International AG	369	21,864

Fielmann Group AG	607	26,062

Fnac Darty SA(a)	7,051	165,305

Fox Wizel Ltd.(a)	533	30,237

Frasers Group plc*	4,620	45,017

Geo Holdings Corp.(a)	8,000	123,768

Investments	Shares	Value

Specialty Retail – (continued)

H & M Hennes & Mauritz AB, Class B	7,596	$101,505

Hornbach Holding AG & Co. KGaA	3,081	183,348

Hour Glass Ltd. (The)	93,600	112,726

IDOM, Inc.	19,600	117,254

Industria de Diseno Textil SA(a)	16,380	563,560

JB Hi-Fi Ltd.(a)	1,722	49,248

JD Sports Fashion plc	53,934	83,444

JINS Holdings, Inc.(a)	900	24,662

Joyful Honda Co. Ltd.	2,000	23,348

Kingfisher plc	39,898	101,573

KMD Brands Ltd.(a)	64,862	31,313

Kohnan Shoji Co. Ltd.(a)	9,300	240,107

Komeri Co. Ltd.	11,700	241,811

K’s Holdings Corp.	6,100	56,592

Leon’s Furniture Ltd.	6,840	83,514

Luk Fook Holdings International Ltd.	117,672	291,450

MEKO AB	14,235	114,414

Musti Group OYJ	492	9,678

Nick Scali Ltd.(a)	1,599	10,914

Nishimatsuya Chain Co. Ltd.	15,600	199,835

Nitori Holdings Co. Ltd.	1,600	173,370

Nojima Corp.	23,400	207,045

Pet Valu Holdings Ltd.(a)	1,716	30,704

Pets at Home Group plc	24,204	82,472

Premier Investments Ltd.(a)	1,517	21,813

Sanrio Co. Ltd.	1,800	76,067

Shimamura Co. Ltd.	500	49,176

Super Retail Group Ltd.(a)	5,324	44,428

T-Gaia Corp.	5,100	60,515

USS Co. Ltd.	5,600	97,120

VT Holdings Co. Ltd.	35,100	117,506

Watches of Switzerland Group plc*(c)	13,640	82,923

WH Smith plc	6,786	95,520

Yamada Holdings Co. Ltd.	17,300	54,580

Yellow Hat Ltd.	11,900	143,088

Zalando SE* (b)	3,444	80,050

ZOZO, Inc.(a)	2,800	52,813
		6,686,162

See Accompanying Notes to the Financial Statements.

214	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Technology Hardware, Storage & Peripherals – 0.3%

Brother Industries Ltd.	4,000	$61,778

Canon, Inc.(a)	15,600	365,780

Eizo Corp.(a)	1,500	47,691

Elecom Co. Ltd.	1,600	17,982

FUJIFILM Holdings Corp.	6,200	335,822

Konica Minolta, Inc.*	14,200	39,343

Logitech International SA (Registered)	2,759	215,736

MCJ Co. Ltd.	23,400	167,336

Ricoh Co. Ltd.(a)	12,100	96,875

Riso Kagaku Corp.	1,700	26,222

Seiko Epson Corp.	7,800	106,948

Toshiba TEC Corp.	1,100	23,642
		1,505,155

Textiles, Apparel & Luxury Goods – 1.7%

adidas AG	2,574	454,904

Asics Corp.	3,400	106,168

Brunello Cucinelli SpA	660	52,914

Burberry Group plc	5,889	120,910

Canada Goose Holdings, Inc.* (a)	2,464	27,298

Chow Sang Sang Holdings International Ltd.	137,000	157,580

Cie Financiere Richemont SA (Registered)	7,605	893,329

Coats Group plc	93,931	77,051

Crystal International Group Ltd.(b)	209,500	63,456

Delta Galil Ltd.	3,588	113,257

Descente Ltd.	1,200	33,002

Dr. Martens plc	33,087	46,734

Gildan Activewear, Inc.	2,703	76,695

Goldwin, Inc.	1,000	62,425

Hermes International SCA	507	942,968

HUGO BOSS AG	1,232	71,753

Japan Wool Textile Co. Ltd. (The)	21,900	197,967

Kering SA	1,053	426,510

LPP SA	24	77,228

LVMH Moet Hennessy Louis Vuitton SE	3,861	2,752,686

Investments	Shares	Value

Textiles, Apparel & Luxury Goods – (continued)

Moncler SpA	2,925	$151,309

New Wave Group AB, Class B	5,104	33,216

Pandora A/S	1,170	132,254

Puma SE	1,599	90,085

Samsonite International SA* (b)	24,600	76,083

Seiko Group Corp.	1,200	18,526

Stella International Holdings Ltd.	175,500	198,275

Swatch Group AG (The)	429	109,460

Swatch Group AG (The) (Registered)	792	38,205

Tod’s SpA*	778	25,986

Wacoal Holdings Corp.	4,100	92,886

Yue Yuen Industrial Holdings Ltd.	273,000	319,592
		8,040,712

Tobacco – 0.5%

British American Tobacco plc	46,761	1,392,452

Imperial Brands plc	19,461	413,498

Japan Tobacco, Inc.	15,600	362,690

Scandinavian Tobacco Group A/S(b)	19,734	292,600
		2,461,240

Trading Companies & Distributors – 2.3%

AddTech AB, Class B	4,180	61,133

Ashtead Group plc	6,591	376,219

Azelis Group NV	1,148	19,536

BayWa AG	828	27,569

Beijer Ref AB, Class B(a)	6,100	57,710

Bossard Holding AG (Registered), Class A	220	45,255

Brenntag SE	2,228	165,132

Bufab AB	968	22,908

Bunzl plc	5,304	188,708

Chori Co. Ltd.	4,100	78,673

Daiichi Jitsugyo Co. Ltd.	11,700	149,644

Diploma plc	1,979	68,248

Finning International, Inc.	2,562	68,578

Grafton Group plc	11,661	109,111

Hanwa Co. Ltd.	14,500	431,807

Howden Joinery Group plc	11,221	86,816

IMCD NV	936	112,291

Inaba Denki Sangyo Co. Ltd.	4,100	84,737

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	215

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Trading Companies & Distributors – (continued)

Inabata & Co. Ltd.(a)	15,600	$322,414

ITOCHU Corp.(a)	31,200	1,106,921

Japan Pulp & Paper Co. Ltd.	3,900	121,420

Kanamoto Co. Ltd.(a)	11,700	188,118

Kanematsu Corp.	27,300	365,214

Kloeckner & Co. SE	26,793	165,956

Marubeni Corp.	35,100	504,789

Mitani Corp.	11,700	106,999

Mitsubishi Corp.	29,500	1,354,766

Mitsui & Co. Ltd.	32,800	1,173,215

MonotaRO Co. Ltd.	5,600	44,391

Nagase & Co. Ltd.	2,200	33,027

Nishio Holdings Co. Ltd.	8,100	177,837

OEM International AB, Class B	9,061	58,797

Reece Ltd.(a)	3,403	37,620

Rexel SA	4,415	89,763

Richelieu Hardware Ltd.	3,422	102,247

RS GROUP plc	4,346	35,713

Russel Metals, Inc.	21,489	534,806

Scope Metals Group Ltd.* (a)	1,845	47,476

Seven Group Holdings Ltd.(a)	3,036	53,323

Sojitz Corp.	3,999	82,016

Sumitomo Corp.	25,600	496,719

Theme International Holdings Ltd.* (a)	1,560,000	115,635

Thermador Groupe(a)	396	28,086

Toromont Industries Ltd.	1,230	92,499

Toyota Tsusho Corp.	4,800	250,578

Travis Perkins plc	74,568	669,224

Trusco Nakayama Corp.	1,800	26,873

Yamazen Corp.	23,400	187,886

Yellow Cake plc* (b)	7,602	50,920

Yuasa Trading Co. Ltd.(a)	7,800	211,681
		10,991,004

Transportation Infrastructure – 0.3%

Aena SME SA(b)	975	140,931

Aeroports de Paris SA	555	62,066

Atlas Arteria Ltd.	18,448	62,023

Auckland International Airport Ltd.	21,921	93,588

Dalrymple Bay Infrastructure Ltd.	15,200	26,081

Investments	Shares	Value

Transportation Infrastructure – (continued)

Enav SpA(b)	12,657	$42,062

Flughafen Zurich AG (Registered)	320	59,496

Fraport AG Frankfurt Airport Services Worldwide*	890	43,960

Getlink SE	6,552	105,509

Hamburger Hafen und Logistik AG	9,009	159,407

Japan Airport Terminal Co. Ltd.	1,200	52,534

Kamigumi Co. Ltd.	3,100	62,432

Mitsubishi Logistics Corp.	1,700	44,014

Port of Tauranga Ltd.	5,225	15,499

Qube Holdings Ltd.(a)	36,652	61,728

SATS Ltd.*	8,200	14,723

Sumitomo Warehouse Co. Ltd. (The)	4,100	65,191

Transurban Group	41,106	307,630

Westshore Terminals Investment Corp.(a)	1,647	27,750
		1,446,624

Water Utilities – 0.1%

Pennon Group plc	6,109	53,855

Severn Trent plc	3,666	118,153

United Utilities Group plc	9,945	128,280
		300,288

Wireless Telecommunication Services – 0.7%

1&1 AG	13,338	228,674

Airtel Africa plc(b)	34,804	47,850

Freenet AG	4,141	104,786

KDDI Corp.	23,400	693,293

Millicom International Cellular SA, SDR*	4,102	64,251

Okinawa Cellular Telephone Co.	7,800	164,555

Orange Belgium SA*	1,188	17,002

Partner Communications Co. Ltd.*	10,619	38,559

Rogers Communications, Inc., Class B	5,811	215,069

SoftBank Corp.	42,900	482,977

SoftBank Group Corp.(a)	15,600	630,819

StarHub Ltd.	61,500	46,236

Tele2 AB, Class B	8,052	57,035

See Accompanying Notes to the Financial Statements.

216	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Wireless Telecommunication Services – (continued)

Vodafone Group plc	474,123	$435,521
		3,226,627
Total Common Stocks (Cost $439,086,097)		461,953,866

CLOSED END FUNDS – 0.0%(d)

Independent Power and Renewable Electricity Producers – 0.0%(d)

Renewables Infrastructure Group Ltd. (The) (Cost $70,852)	47,630	58,143
	Number of Rights

RIGHTS – 0.0%(d)

Containers & Packaging – 0.0%(d)

Vidrala SA, expiring 11/2/2023*	560	2,063

Passenger Airlines – 0.0%(d)

Finnair OYJ, expiring 11/3/2023, price 0.03 EUR*	82,324	32,422
Total Rights (Cost $36,380)		34,485
	Number of Warrants

WARRANTS – 0.0%

Construction & Engineering – 0.0%

Webuild SpA, expiring 8/2/2030*‡(a)	10,785	—

Software – 0.0%

Constellation Software, Inc., expiring 3/31/2040, price 11.50 CAD* ‡	280	—
Total Warrants (Cost $–)		—

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS – 1.9%(f)

INVESTMENT COMPANIES – 0.2%

Dreyfus Treasury Obligations Cash Management Fund 5.38%, 11/1/2023 (Cost $1,000,000)	$1,000,000	$1,000,000

REPURCHASE AGREEMENTS – 1.7%

Citigroup Global Markets, Inc., 5.28%, dated 10/31/2023, due 11/1/2023, repurchase price $7,382,140, collateralized by various U.S. Treasury Securities, ranging from 1.50% – 3.88%, maturing 2/15/2025 – 1/31/2027; total market value $7,464,989	7,381,058	7,381,058

TD Prime Services LLC, 5.42%, dated 10/31/2023, due 11/1/2023, repurchase price $379,451, collateralized by various Common Stocks; total market value $420,182	379,394	379,394
Total Repurchase Agreements (Cost $7,760,452)		7,760,452
Total Securities Lending Reinvestments (Cost $8,760,452)		8,760,452
Total Investments – 100.3% (Cost $447,953,781)		470,806,946

Liabilities in excess of other assets – (0.3%)		(1,568,121)
NET ASSETS – 100.0%		$469,238,825

*	Non-income producing security.

‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(a)

The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $53,104,871, collateralized in the form of cash with a value of $8,760,452 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $38,403,500 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.63%, and maturity dates ranging from November 15, 2023 –

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	217

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

August 15, 2053 and $11,001,357 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 5.75%, and maturity dates ranging from November 13, 2023 – October 22, 2073; a total value of $58,165,309.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents less than 0.05% of net assets.

(e)	Amount less than one dollar.

(f)	The security was purchased with cash collateral held from securities on loan at October 31, 2023. The total value of securities purchased was $8,760,452.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

CHDI – Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA – Dutch Certification

OYJ – Public Limited Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT – Real Estate Investment Trust

SCA – Limited partnership with share capital

SDR – Swedish Depositary Receipt

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$77,056,355
Aggregate gross unrealized depreciation	(58,985,396)
Net unrealized appreciation	$18,070,959
Federal income tax cost	$452,376,331

Futures Contracts

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
EURO STOXX 50 Index	45	12/15/2023	EUR	$1,935,896	$(83,880)
FTSE 100 Index	17	12/15/2023	GBP	1,511,667	(52,659)
Nikkei 225 Index	18	12/07/2023	JPY	1,834,825	(79,339)
S&P/TSX 60 Index	9	12/14/2023	CAD	1,471,637	(73,953)
SPI 200 Index	6	12/21/2023	AUD	644,198	(39,934)
					$(329,765)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

See Accompanying Notes to the Financial Statements.

218	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Forward Foreign Currency Contracts

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2023:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	680,268	BNP Paribas SA	JPY	100,000,000	12/20/2023	$14,407
Total unrealized appreciation						$14,407
CAD	723,792	Citibank NA	USD	534,925	12/20/2023	$(13,108)
GBP	323,203	Toronto-Dominion Bank (The)	USD	402,451	12/20/2023	(10,107)
JPY	96,108,298	Toronto-Dominion Bank (The)	USD	661,031	12/20/2023	(21,083)
Total unrealized depreciation						$(44,298)
Net unrealized depreciation						$(29,891)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound

JPY – Japanese Yen

USD – US Dollar

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2023:

Australia	5.7%
Austria	0.3
Belgium	1.1
Canada	10.9
Denmark	2.4
Finland	0.7
France	7.3
Germany	6.4
Hong Kong	2.1
Ireland	0.3
Israel	1.1
Italy	3.0
Japan	26.6
Netherlands	3.1
New Zealand	0.3
Norway	1.4
Poland	0.5
Portugal	0.2
Singapore	1.2
Spain	2.3
Sweden	3.1
Switzerland	5.8
United Kingdom	12.6
Other[1]	1.6
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	219

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Security Type	% of Net Assets
Common Stocks	98.4%
Closed End Funds	0.0 †
Rights	0.0 †
Warrants	—
Securities Lending Reinvestments	1.9
Others(1)	(0.3)
100.0%

†	Amount represents less than 0.05%.
(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

220	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 100.1%

Aerospace & Defense – 0.3%

AECC Aviation Power Co. Ltd., Class A	4,700	$22,703

Aselsan Elektronik Sanayi ve Ticaret A/S	34,545	50,475

AviChina Industry & Technology Co. Ltd., Class H(a)	81,000	36,646

Bharat Dynamics Ltd.(b)	705	8,249

Bharat Electronics Ltd.	59,406	95,075

Colt CZ Group SE	3,149	75,292

Data Patterns India Ltd.	588	13,188

Embraer SA*	9,400	32,787

Hanwha Aerospace Co. Ltd.	564	42,178

Hanwha Systems Co. Ltd.	689	6,479

Hindustan Aeronautics Ltd.(b)	3,279	71,798

Korea Aerospace Industries Ltd.	1,128	36,917

Kuang-Chi Technologies Co. Ltd., Class A	5,600	10,706

LIG Nex1 Co. Ltd.	250	16,123

Mazagon Dock Shipbuilders Ltd.	1,175	27,757

United Aircraft Corp. PAO* ‡	25,155,036	—
		546,373

Air Freight & Logistics – 0.3%

Abu Dhabi Aviation Co.	5,978	10,953

Agility Public Warehousing Co. KSC*	26,571	45,151

Allcargo Logistics Ltd.	29,563	90,810

Aramex PJSC	32,940	20,627

Blue Dart Express Ltd.	245	19,361

CJ Logistics Corp.	245	13,769

Delhivery Ltd.*	7,008	34,792

Hyundai Glovis Co. Ltd.	658	83,361

JD Logistics, Inc.* (a) (b)	28,200	33,373

Kerry Express Thailand PCL, NVDR*	8,700	1,123

Kerry TJ Logistics Co. Ltd.	8,000	9,151

SCGJWD Logistics PCL, NVDR	29,300	9,456

SF Holding Co. Ltd., Class A	7,300	39,203

Sinotrans Ltd., Class A	4,700	2,820

Investments	Shares	Value

Air Freight & Logistics – (continued)

Sinotrans Ltd., Class H	47,000	$15,437

YTO Express Group Co. Ltd., Class A	4,700	8,722

Yunda Holding Co. Ltd., Class A	5,800	7,220

ZTO Express Cayman, Inc.	7,050	164,974
		610,303

Automobile Components – 1.2%

Apollo Tyres Ltd.	4,465	20,448

Asahi India Glass Ltd.	4,900	32,905

Balkrishna Industries Ltd.	1,225	37,574

Bharat Forge Ltd.	3,791	46,414

Bosch Ltd.	147	34,342

Ceat Ltd.	799	20,235

Cheng Shin Rubber Industry Co. Ltd.	34,272	46,650

CIE Automotive India Ltd.	1,715	9,478

Cub Elecparts, Inc.	3,269	13,203

Depo Auto Parts Ind Co. Ltd.	43,152	172,954

DN Automotive Corp.	1,457	85,335

Endurance Technologies Ltd.(b)	350	6,711

Exide Industries Ltd.	8,526	26,154

Fuyao Glass Industry Group Co. Ltd., Class A	4,800	24,400

Fuyao Glass Industry Group Co. Ltd., Class H(b)	8,400	38,272

Hankook & Co. Co Ltd.	907	8,247

Hankook Tire & Technology Co. Ltd.	2,392	67,657

Hanon Systems	2,756	14,040

HL Mando Co. Ltd.	1,045	25,341

Hota Industrial Manufacturing Co. Ltd.	12,134	23,157

Huayu Automotive Systems Co. Ltd., Class A	9,400	22,530

Hyundai Mobis Co. Ltd.	1,692	261,214

Hyundai Wia Corp.	583	24,174

Iljin Hysolus Co. Ltd.*	383	5,445

JBM Auto Ltd.	784	11,305

Kordsa Teknik Tekstil A/S	23,265	68,662

Kumho Tire Co., Inc.*	5,635	17,545

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	221

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Automobile Components – (continued)

Minda Corp. Ltd.	3,724	$14,572

Minth Group Ltd.	22,000	49,035

Motherson Sumi Wiring India Ltd.	30,126	21,692

MRF Ltd.	38	49,428

Myoung Shin Industrial Co. Ltd.*	11,609	134,696

Nan Kang Rubber Tire Co. Ltd.*	14,000	15,798

Nexen Tire Corp.	12,517	69,047

Nexteer Automotive Group Ltd.	282,000	135,871

Ningbo Tuopu Group Co. Ltd., Class A	1,200	10,567

Samvardhana Motherson International Ltd.	37,565	41,486

Sebang Global Battery Co. Ltd.	2,115	77,283

SL Corp.	550	12,095

SNT Motiv Co. Ltd.	3,290	98,294

Sona Blw Precision Forgings Ltd.(b)	5,145	33,462

Sri Trang Agro-Industry PCL, NVDR	305,500	122,395

Sundram Fasteners Ltd.	1,504	22,663

Sungwoo Hitech Co. Ltd.	2,205	12,865

Tianneng Power International Ltd.(a)	264,000	238,203

Tong Yang Industry Co. Ltd.	9,072	20,502

Tube Investments of India Ltd.	1,645	62,241

Tung Thih Electronic Co. Ltd.	2,872	11,732

TVS Holdings Ltd.	2,115	137,547

TVS Holdings Pvt Ltd.*	2,160	26,496

UNO Minda Ltd.	3,740	26,175

Weifu High-Technology Group Co. Ltd., Class A	4,700	10,372
		2,618,909

Automobiles – 2.0%

Bajaj Auto Ltd.	1,105	70,528

Brilliance China Automotive Holdings Ltd.	96,000	44,046

BYD Co. Ltd., Class A	2,600	84,749

BYD Co. Ltd., Class H	15,000	455,103

Investments	Shares	Value

Automobiles – (continued)

China Motor Corp.	7,000	$18,711

Chongqing Changan Automobile Co. Ltd., Class A	17,108	35,370

Chongqing Changan Automobile Co. Ltd., Class B	4,890	2,250

Dongfeng Motor Group Co. Ltd., Class H	940,000	413,261

DRB-Hicom Bhd.	347,800	101,468

Eicher Motors Ltd.	2,370	93,809

Ford Otomotiv Sanayi A/S	1,736	48,246

Geely Automobile Holdings Ltd.	141,000	159,838

Great Wall Motor Co. Ltd., Class A	4,700	18,869

Great Wall Motor Co. Ltd., Class H	47,000	65,593

Guangzhou Automobile Group Co. Ltd., Class A	13,500	18,484

Guangzhou Automobile Group Co. Ltd., Class H	94,000	43,969

Hero MotoCorp Ltd.	2,021	74,966

Hyundai Motor Co.	3,713	466,548

Hyundai Motor Co. (2nd Preference)	893	66,187

Hyundai Motor Co. (3rd Preference)	54	3,978

Hyundai Motor Co. (Preference)	624	46,019

Kia Corp.	6,815	388,045

Li Auto, Inc., Class A*	18,100	309,277

Mahindra & Mahindra Ltd.	15,134	265,131

Maruti Suzuki India Ltd.	2,115	263,993

NIO, Inc., Class A* (a)	22,090	163,460

Oriental Holdings Bhd.	8,500	11,239

SAIC Motor Corp. Ltd., Class A	23,500	46,627

Sanyang Motor Co. Ltd.	10,824	22,192

Seres Group Co. Ltd., Class A*	4,800	53,450

Tata Motors Ltd.	26,461	199,795

Tata Motors Ltd., Class A	8,059	40,663

Tofas Turk Otomobil Fabrikasi A/S	3,233	27,505

TVS Motor Co. Ltd.	3,351	64,027

UMW Holdings Bhd.	14,100	14,353

XPeng, Inc., Class A* (a)	18,800	138,875

See Accompanying Notes to the Financial Statements.

222	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Automobiles – (continued)

Yadea Group Holdings Ltd.(b)	16,000	$29,241

Yulon Motor Co. Ltd.	18,120	41,396
		4,411,261

Banks – 13.7%

Absa Group Ltd.	22,889	207,464

Abu Dhabi Commercial Bank PJSC	84,698	185,169

Abu Dhabi Islamic Bank PJSC	39,950	112,030

AFFIN Bank Bhd.	6,973	2,956

Agricultural Bank of China Ltd., Class A	377,100	184,992

Agricultural Bank of China Ltd., Class H	799,000	295,109

Akbank TAS, ADR(a)	37,378	75,130

Al Ahli Bank of Kuwait KSCP	12,693	8,775

Al Rajhi Bank	30,033	537,161

Alinma Bank	15,169	133,026

Alliance Bank Malaysia Bhd.	27,600	19,869

Alpha Services and Holdings SA*	60,442	90,081

AMMB Holdings Bhd.	51,700	41,451

AU Small Finance Bank Ltd.(b)	4,794	38,526

Axis Bank Ltd.	36,049	425,117

BAC Holding International Corp.	98,352	4,945

Banco Bradesco SA	43,800	106,742

Banco Bradesco SA (Preference)	145,700	404,193

Banco de Bogota SA	3,242	19,514

Banco de Chile	1,145,202	117,275

Banco de Credito e Inversiones SA	2,081	49,597

Banco del Bajio SA(b)	18,800	57,463

Banco do Brasil SA	37,600	360,492

Banco do Estado do Rio Grande do Sul SA (Preference), Class B	79,900	172,697

Banco Itau Chile SA	2,352	20,588

Banco Santander Chile	1,814,341	78,846

Bancolombia SA	8,460	60,021

Bancolombia SA (Preference)	13,187	84,154

Investments	Shares	Value

Banks – (continued)

Bandhan Bank Ltd.(b)	11,877	$30,549

Bangkok Bank PCL, NVDR	14,400	63,101

Bank Aladin Syariah Tbk. PT*	279,300	18,286

Bank AlBilad	8,024	79,564

Bank Al-Jazira*	6,066	26,453

Bank BTPN Syariah Tbk. PT	949,400	94,133

Bank Central Asia Tbk. PT	836,600	460,828

Bank Ina Perdana PT*	14,100	3,675

Bank Islam Malaysia Bhd.	44,100	19,900

Bank Jago Tbk. PT*	9,800	972

Bank Mandiri Persero Tbk. PT	1,226,700	438,245

Bank Negara Indonesia Persero Tbk. PT	413,600	124,718

Bank OCBC Nisp Tbk. PT	1,217,300	85,062

Bank of Ayudhya PCL, NVDR	51,600	40,915

Bank of Baroda	30,406	71,652

Bank of Beijing Co. Ltd., Class A	67,200	41,873

Bank of Changsha Co. Ltd., Class A	9,400	9,441

Bank of Chengdu Co. Ltd., Class A	10,600	17,903

Bank of China Ltd., Class A	192,700	102,695

Bank of China Ltd., Class H	2,303,000	806,459

Bank of Chongqing Co. Ltd., Class A	14,700	15,306

Bank of Communications Co. Ltd., Class A	98,100	75,471

Bank of Communications Co. Ltd., Class H	564,000	333,732

Bank of Hangzhou Co. Ltd., Class A	18,800	27,488

Bank of India	21,338	24,565

Bank of Jiangsu Co. Ltd., Class A	41,780	39,393

Bank of Nanjing Co. Ltd., Class A	31,200	33,425

Bank of Ningbo Co. Ltd., Class A	15,750	53,783

Bank of Qingdao Co. Ltd., Class H(b)	23,500	5,977

Bank of Shanghai Co. Ltd., Class A	45,000	37,325

Bank of the Philippine Islands	30,534	54,083

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	223

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Bank of Xi’an Co. Ltd., Class A	4,900	$2,323

Bank of Zhengzhou Co. Ltd., Class A*	19,239	5,495

Bank Pan Indonesia Tbk. PT*	71,500	5,109

Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk. PT	2,331,200	166,567

Bank Pembangunan Daerah Jawa Timur Tbk. PT	1,311,300	49,943

Bank Rakyat Indonesia Persero Tbk. PT	1,137,400	355,147

Bank Tabungan Negara Persero Tbk. PT	2,293,624	176,877

Banque Saudi Fransi	16,121	154,051

BDO Unibank, Inc.	32,900	73,929

BNK Financial Group, Inc.	8,037	40,347

BOC Hong Kong Holdings Ltd.	94,000	248,677

Boubyan Bank KSCP	20,257	38,348

Burgan Bank SAK	31,504	16,589

Canara Bank	9,343	43,130

Capitec Bank Holdings Ltd.	1,432	126,410

Chang Hwa Commercial Bank Ltd.	113,791	60,167

China Banking Corp.	44,100	23,511

China Bohai Bank Co. Ltd., Class H* (a) (b)	1,057,500	155,423

China CITIC Bank Corp. Ltd., Class H	235,000	104,817

China Construction Bank Corp., Class A	28,200	24,161

China Construction Bank Corp., Class H	2,679,000	1,520,175

China Everbright Bank Co. Ltd., Class A	112,800	45,779

China Everbright Bank Co. Ltd., Class H	53,000	15,105

China Merchants Bank Co. Ltd., Class A	42,300	177,799

China Merchants Bank Co. Ltd., Class H	94,000	357,999

China Minsheng Banking Corp. Ltd., Class A	79,900	40,615

Investments	Shares	Value

Banks – (continued)

China Minsheng Banking Corp. Ltd., Class H(a)	141,000	$46,852

China Zheshang Bank Co. Ltd., Class A	61,100	21,290

China Zheshang Bank Co. Ltd., Class H	68,900	17,083

Chongqing Rural Commercial Bank Co. Ltd., Class A	18,800	10,918

Chongqing Rural Commercial Bank Co. Ltd., Class H	47,000	17,780

CIMB Group Holdings Bhd.	199,640	239,258

City Union Bank Ltd.	9,675	16,048

CNPC Capital Co. Ltd., Class A	28,800	23,337

Commercial Bank PSQC (The)	87,561	123,273

Commercial International Bank Egypt SAE	65,326	127,483

Credicorp Ltd.	1,786	223,179

Credit Agricole Egypt SAE*	200,173	118,712

Credit Bank of Moscow PJSC* ‡	229,590	—

CTBC Financial Holding Co. Ltd.	517,000	388,129

DGB Financial Group, Inc.	5,243	30,514

Doha Bank QPSC	885,292	368,365

Dubai Islamic Bank PJSC	80,981	119,057

Dukhan Bank	40,138	39,973

E.Sun Financial Holding Co. Ltd.	255,160	187,623

Emirates NBD Bank PJSC	69,560	321,002

Equitas Small Finance Bank Ltd.(b)	23,177	25,819

Eurobank Ergasias Services and Holdings SA*	57,716	94,071

Faisal Islamic Bank of Egypt	60,912	60,364

Far Eastern International Bank	111,625	39,577

Federal Bank Ltd.	29,186	49,304

First Abu Dhabi Bank PJSC	66,599	229,914

First Financial Holding Co. Ltd.	183,520	146,544

Grupo Aval Acciones y Valores SA (Preference)	116,179	12,918

Grupo Bolivar SA	1,518	18,626

Grupo Elektra SAB de CV(a)	940	60,072

Grupo Financiero Banorte SAB de CV, Class O	65,800	533,311

See Accompanying Notes to the Financial Statements.

224	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Grupo Financiero Inbursa SAB de CV, Class O* (a)	27,946	$57,555

Grupo Security SA	458,250	104,072

Gulf Bank KSCP	45,156	34,573

Haci Omer Sabanci Holding A/S	30,173	57,055

Hana Financial Group, Inc.	7,990	231,911

HDFC Bank Ltd.	86,809	1,539,460

Hong Leong Bank Bhd.	14,100	57,412

Hong Leong Financial Group Bhd.	4,900	18,059

Hua Nan Financial Holdings Co. Ltd.	155,065	97,050

Huaxia Bank Co. Ltd., Class A	47,000	35,966

ICICI Bank Ltd.	79,665	875,840

IDFC First Bank Ltd.*	44,885	44,584

Indian Bank	7,425	37,460

IndusInd Bank Ltd.	9,135	158,137

Industrial & Commercial Bank of China Ltd., Class A	244,400	157,966

Industrial & Commercial Bank of China Ltd., Class H	1,927,000	925,992

Industrial Bank Co. Ltd., Class A	51,700	106,535

Industrial Bank of Korea	7,144	59,086

Intercorp Financial Services, Inc.(b)	1,040	19,594

Itau Unibanco Holding SA (Preference)	131,600	699,883

Itausa SA*	2,548	4,337

Itausa SA	28,065	48,862

Itausa SA (Preference)	136,300	233,518

JB Financial Group Co. Ltd.	3,370	25,202

Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	6,700	6,738

KakaoBank Corp.	5,029	67,622

Karur Vysya Bank Ltd. (The)	156,416	268,838

Kasikornbank PCL, NVDR	32,800	120,003

KB Financial Group, Inc.	10,152	387,122

Kiatnakin Phatra Bank PCL, NVDR	9,800	13,428

King’s Town Bank Co. Ltd.	24,000	27,489

Investments	Shares	Value

Banks – (continued)

Komercni Banka A/S	2,068	$60,473

Kotak Mahindra Bank Ltd.	16,638	347,593

Krung Thai Bank PCL, NVDR	108,000	56,490

Kuwait Finance House KSCP	133,292	294,530

Kuwait International Bank KSCP	38,492	18,279

Kuwait Projects Co. Holding KSCP*	56,513	19,352

LH Financial Group PCL, NVDR	1,616,800	44,533

Malayan Banking Bhd.	192,700	364,814

Malaysia Building Society Bhd.	14,100	2,146

Masraf Al Rayan QSC	83,848	48,361

Mega Financial Holding Co. Ltd.	182,269	206,236

Metropolitan Bank & Trust Co.	30,870	28,454

Moneta Money Bank A/S(b)	143,115	552,052

National Bank of Greece SA* (a)	14,852	84,772

National Bank of Kuwait SAKP	121,119	343,148

Nedbank Group Ltd.	12,267	131,243

O-Bank Co. Ltd.	47,000	13,505

OTP Bank Nyrt.	5,875	218,132

Ping An Bank Co. Ltd., Class A	45,300	64,749

Piraeus Financial Holdings SA*	15,328	45,203

Postal Savings Bank of China Co. Ltd., Class A	65,800	41,091

Postal Savings Bank of China Co. Ltd., Class H(a) (b)	188,000	85,776

Public Bank Bhd.	418,300	365,228

Punjab National Bank	59,188	51,895

Qatar International Islamic Bank QSC	14,288	36,299

Qatar Islamic Bank SAQ	25,331	121,055

Qatar National Bank QPSC	121,307	496,089

Qingdao Rural Commercial Bank Corp., Class A*	18,800	6,962

RBL Bank Ltd.(b)	171,080	452,980

Regional SAB de CV	4,900	37,226

RHB Bank Bhd.	42,300	49,540

Riyad Bank	36,942	261,438

Saudi Awwal Bank	6,674	59,507

Saudi Investment Bank (The)	13,489	52,854

Saudi National Bank (The)	80,088	716,215

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	225

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Sberbank of Russia PJSC‡	369,050	$—

Sberbank of Russia PJSC (Preference)‡	39,708	—

SCB X PCL, NVDR	23,400	64,127

Security Bank Corp.	122,200	165,834

Shanghai Commercial & Savings Bank Ltd. (The)	74,888	99,050

Shanghai Pudong Development Bank Co. Ltd., Class A	70,500	65,702

Shanghai Rural Commercial Bank Co. Ltd., Class A	38,400	31,274

Sharjah Islamic Bank	516,765	329,221

Shinhan Financial Group Co. Ltd.	13,724	353,122

SinoPac Financial Holdings Co. Ltd.	358,191	197,124

Standard Bank Group Ltd.	35,709	348,368

State Bank of India	26,602	180,699

Taichung Commercial Bank Co. Ltd.	54,149	24,541

Taishin Financial Holding Co. Ltd.	356,238	189,459

Taiwan Business Bank	92,269	36,270

Taiwan Cooperative Financial Holding Co. Ltd.	148,350	115,030

Thanachart Capital PCL, NVDR	19,300	26,312

Tisco Financial Group PCL, NVDR	9,300	24,904

TMBThanachart Bank PCL, NVDR	1,236,200	57,438

Turkiye Garanti Bankasi A/S	13,849	23,006

Turkiye Halk Bankasi A/S*	15,557	7,236

Turkiye Is Bankasi A/S, Class C	94,423	70,018

Union Bank of India Ltd.	42,770	52,192

Union Bank of Taiwan	52,500	21,366

Union Bank of the Philippines	7,980	8,368

VTB Bank PJSC* ‡	136,511,531	—

Warba Bank KSCP	13,740	7,635

Woori Financial Group, Inc.	18,573	163,651

Investments	Shares	Value

Banks – (continued)

Yapi ve Kredi Bankasi A/S	76,200	$46,432

Yes Bank Ltd.*	228,275	43,731
		29,920,923

Beverages – 1.1%

Ambev SA	65,800	167,795

Anadolu Efes Biracilik ve Malt Sanayii A/S, Class B	5,350	18,881

Anhui Gujing Distillery Co. Ltd., Class A	700	26,689

Anhui Gujing Distillery Co. Ltd., Class B	2,200	34,302

Arca Continental SAB de CV	6,572	58,854

Becle SAB de CV(a)	4,700	8,276

Carabao Group PCL, NVDR	4,600	8,639

Carlsberg Brewery Malaysia Bhd.	4,900	20,466

China Foods Ltd.	282,000	97,669

China Resources Beer Holdings Co. Ltd.	23,107	122,259

Chongqing Brewery Co. Ltd., Class A	600	6,436

Cia Cervecerias Unidas SA	2,156	12,217

Coca-Cola Femsa SAB de CV	9,400	71,225

Coca-Cola Icecek A/S	1,269	16,497

Embotelladora Andina SA (Preference), Class B	5,243	10,627

Emperador, Inc.	28,200	10,338

Fomento Economico Mexicano SAB de CV	28,714	324,565

Fraser & Neave Holdings Bhd.	3,700	20,269

Hebei Hengshui Laobaigan Liquor Co. Ltd., Class A	2,300	7,480

Heineken Malaysia Bhd.	3,800	19,014

Hite Jinro Co. Ltd.	1,274	20,046

Jiangsu King’s Luck Brewery JSC Ltd., Class A	2,300	18,386

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	2,100	35,038

JiuGui Liquor Co. Ltd., Class A	500	5,225

Kweichow Moutai Co. Ltd., Class A	1,600	368,310

Lotte Chilsung Beverage Co. Ltd.	47	5,064

See Accompanying Notes to the Financial Statements.

226	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Beverages – (continued)

Luzhou Laojiao Co. Ltd., Class A	2,400	$70,382

Nongfu Spring Co. Ltd., Class H(a) (c)	28,800	163,975

Osotspa PCL, NVDR	31,700	20,726

Radico Khaitan Ltd.	3,384	49,460

Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	1,960	66,207

Tsingtao Brewery Co. Ltd., Class A	1,100	12,562

Tsingtao Brewery Co. Ltd., Class H	10,000	75,787

United Breweries Ltd.	1,379	26,751

United Spirits Ltd.*	5,358	66,426

Varun Beverages Ltd.	7,144	77,979

Vina Concha y Toro SA	190,397	211,237

Wuliangye Yibin Co. Ltd., Class A	4,700	100,190

ZJLD Group, Inc.* (b)	9,800	14,253
		2,470,502

Biotechnology – 0.6%

3SBio, Inc.(b)	47,000	41,807

ABLBio, Inc.*	1,585	18,672

AIM Vaccine Co. Ltd.*	4,200	4,917

Akeso, Inc.* (a) (b)	7,000	39,274

Alteogen, Inc.*	384	17,742

BeiGene Ltd.* (a)	12,600	182,448

Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	1,421	8,517

Biocon Ltd.	6,644	17,528

Bioneer Corp.*	392	9,201

Blau Farmaceutica SA	14,100	42,498

Bloomage Biotechnology Corp. Ltd., Class A	611	6,384

CARsgen Therapeutics Holdings Ltd.* (b)	24,500	32,501

Celltrion, Inc.	1,700	188,183

Daan Gene Co. Ltd., Class A	4,700	6,255

Ever Supreme Bio Technology Co. Ltd.	2,480	15,254

Investments	Shares	Value

Biotechnology – (continued)

GC Cell Corp.	329	$7,028

Genexine, Inc.*	441	2,570

Green Cross Corp.	163	11,586

Green Cross Holdings Corp.	11,844	118,743

Hugel, Inc.*	126	13,248

InnoCare Pharma Ltd.* (b)	31,000	24,484

Innovent Biologics, Inc.* (a) (b)	23,500	138,304

Keymed Biosciences, Inc.* (b)	3,000	22,314

L&C Bio Co. Ltd.	605	12,677

Medigen Vaccine Biologics Corp.*	11,148	23,922

Medytox, Inc.	48	7,304

Naturecell Co. Ltd.*	1,833	9,501

OBI Pharma, Inc.*	10,354	25,729

PharmaEngine, Inc.	6,816	23,851

PharmaEssentia Corp.*	4,000	39,772

PharmaResearch Co. Ltd.	349	30,079

Pharmicell Co. Ltd.*	980	4,484

Remegen Co. Ltd., Class A*	245	2,176

Seegene, Inc.	637	8,999

Shanghai Junshi Biosciences Co. Ltd., Class A*	1,113	6,978

Shanghai Junshi Biosciences Co. Ltd., Class H* (b)	2,200	6,101

Shanghai RAAS Blood Products Co. Ltd., Class A	9,400	8,966

SillaJen, Inc.*	4,263	13,715

SK Bioscience Co. Ltd.*	468	20,999

TaiMed Biologics, Inc.*	6,192	16,513

Vaxcell-Bio Therapeutics Co. Ltd.*	371	6,208

Voronoi, Inc.*	384	9,511

Zai Lab Ltd.*	9,800	24,849
		1,271,792

Broadline Retail – 3.4%

Alibaba Group Holding Ltd.*	420,400	4,300,925

Bukalapak.com PT Tbk.*	700,000	9,254

Central Retail Corp. PCL, NVDR	51,475	52,631

Easyhome New Retail Group Co. Ltd., Class A	14,400	6,887

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	227

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Broadline Retail – (continued)

El Puerto de Liverpool SAB de CV, Class C1	6,185	$31,403

Falabella SA*	20,645	41,904

Far Eastern Department Stores Ltd.	49,000	36,182

Global Digital Niaga Tbk. PT*	387,100	11,063

GoTo Gojek Tokopedia Tbk. PT, Class A*	13,789,800	52,086

Hyundai Department Store Co. Ltd.	224	8,857

Hyundai Home Shopping Network Corp.	1,956	60,104

JD.com, Inc., Class A	65,800	839,256

Lotte Shopping Co. Ltd.	245	13,080

Magazine Luiza SA*	52,300	13,793

MINISO Group Holding Ltd., ADR	3,431	86,839

Mitra Adiperkasa Tbk. PT	171,500	18,732

momo.com, Inc.	1,716	28,199

Naspers Ltd., Class N*	2,961	459,517

PDD Holdings, Inc., ADR* (a)	10,716	1,086,817

Shinsegae, Inc.	212	26,497

Shoppers Stop Ltd.*	1,421	10,925

Vipshop Holdings Ltd., ADR*	7,943	113,267

Woolworths Holdings Ltd.	12,502	46,275

Zhejiang China Commodities City Group Co. Ltd., Class A	5,500	5,848
		7,360,341

Building Products – 0.3%

Astral Ltd.	2,214	49,215

Beijing New Building Materials plc, Class A	5,300	17,736

Blue Star Ltd.	5,405	57,430

Cera Sanitaryware Ltd.	245	24,963

China Lesso Group Holdings Ltd.	33,000	17,713

Dynasty Ceramic PCL, NVDR	215,500	9,533

Kajaria Ceramics Ltd.	1,150	17,422

KCC Glass Corp.	4,277	128,258

Kyung Dong Navien Co. Ltd.	2,585	91,682

Prince Pipes & Fittings Ltd.*	1,960	14,837

Investments	Shares	Value

Building Products – (continued)

Qua Granite Hayal*	19,943	$3,891

Ras Al Khaimah Ceramics	165,111	109,235

Saudi Ceramic Co.	935	5,932

Taiwan Glass Industry Corp.*	37,152	20,904

Xinyi Glass Holdings Ltd.(a)	59,975	68,908

Zhuzhou Kibing Group Co. Ltd., Class A	5,300	5,779
		643,438

Capital Markets – 2.1%

360 ONE WAM Ltd.	7,712	48,638

Angel One Ltd.	1,551	48,098

B3 SA - Brasil Bolsa Balcao	89,300	196,556

Banco BTG Pactual SA	18,800	110,347

Bangkok Commercial Asset Management PCL, NVDR	26,500	6,599

Beyond Securities PCL, NVDR*	37,500	4,278

Bolsa Mexicana de Valores SAB de CV	19,200	29,896

Boursa Kuwait Securities Co. KPSC	5,096	28,530

Bursa Malaysia Bhd.	8,000	11,401

Caitong Securities Co. Ltd., Class A	12,220	13,258

Capital Securities Corp.	49,000	21,528

Changjiang Securities Co. Ltd., Class A	14,100	10,963

China Cinda Asset Management Co. Ltd., Class H	3,525,000	342,382

China Everbright Ltd.	346,000	205,621

China Galaxy Securities Co. Ltd., Class A	5,200	8,619

China Galaxy Securities Co. Ltd., Class H	115,500	59,044

China Huarong Asset Management Co. Ltd., Class H* (a) (b)	423,000	18,921

China International Capital Corp. Ltd., Class A	1,600	8,055

China International Capital Corp. Ltd., Class H(b)	19,600	31,211

China Merchants Securities Co. Ltd., Class A	21,220	41,001

See Accompanying Notes to the Financial Statements.

228	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

China Merchants Securities Co. Ltd., Class H(b)	16,600	$13,726

Chinalin Securities Co. Ltd., Class A	4,900	9,354

CITIC Securities Co. Ltd., Class A	28,200	83,659

CITIC Securities Co. Ltd., Class H	47,000	91,422

Coronation Fund Managers Ltd.(a)	105,186	169,504

CRISIL Ltd.	342	16,829

CSC Financial Co. Ltd., Class A	7,500	24,781

CSC Financial Co. Ltd., Class H(b)	352,500	317,154

Daishin Securities Co. Ltd.	212	2,198

Daishin Securities Co. Ltd. (Preference)	530	5,219

Daou Data Corp.	4,700	39,777

Daou Technology, Inc.	10,199	123,093

Dubai Financial Market PJSC	33,628	11,994

EFG Holding S.A.E.*	444,327	239,944

Egypt Kuwait Holding Co. SAE	10,976	10,197

Everbright Securities Co. Ltd., Class A	4,700	10,571

GF Securities Co. Ltd., Class A	14,100	28,593

GF Securities Co. Ltd., Class H	28,200	36,689

Guangzhou Yuexiu Capital Holdings Group Co. Ltd., Class A	11,664	10,456

Guosen Securities Co. Ltd., Class A	24,000	31,516

Guotai Junan Securities Co. Ltd., Class A	18,800	37,944

Guotai Junan Securities Co. Ltd., Class H(b)	21,200	23,653

Haitong Securities Co. Ltd., Class A	18,800	25,099

Haitong Securities Co. Ltd., Class H	75,200	43,152

Hanwha Investment & Securities Co. Ltd.*	40,749	69,245

HDFC Asset Management Co. Ltd.(b)	1,150	37,763

Investments	Shares	Value

Capital Markets – (continued)

Huatai Securities Co. Ltd., Class A	14,400	$31,543

Huatai Securities Co. Ltd., Class H(b)	47,000	61,509

IBF Financial Holdings Co. Ltd.*	56,381	19,990

ICICI Securities Ltd.(b)	1,880	14,431

IDFC Ltd.	51,747	71,164

Indian Energy Exchange Ltd.(b)	16,732	25,291

Industrial Securities Co. Ltd., Class A	34,450	29,375

Investec Ltd.	4,353	23,677

Is Yatirim Menkul Degerler A/S	193,076	289,483

JM Financial Ltd.	165,017	162,027

JSE Ltd.	6,027	28,452

KIWOOM Securities Co. Ltd.	392	23,365

Korea Investment Holdings Co. Ltd.	720	26,816

Minmetals Capital Co. Ltd., Class A	14,400	9,996

Mirae Asset Securities Co. Ltd.	7,176	35,068

Mirae Asset Securities Co. Ltd. (Preference)	5,733	14,857

Moscow Exchange MICEX-RTS PJSC‡	29,911	—

Motilal Oswal Financial Services Ltd.	13,348	166,420

Multi Commodity Exchange of India Ltd.	583	16,322

NH Investment & Securities Co. Ltd.	5,356	38,389

Ninety One Ltd.	12,691	24,655

Nippon Life India Asset Management Ltd.(b)	7,791	36,630

Noah Holdings Ltd., ADR	20,492	234,428

Norte Grande SA	1,265,334	10,493

Orient Securities Co. Ltd., Class A	12,032	14,255

Orient Securities Co. Ltd., Class H(b)	20,400	9,490

Oyak Yatirim Menkul Degerler A/S*	36,237	61,196

Pacific Strategic Financial Tbk. PT*	448,500	30,775

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	229

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

Pihsiang Machinery Manufacturing Co. Ltd.* ‡	5,000	$—

President Securities Corp.	15,000	8,047

PSG Financial Services Ltd.	57,669	44,482

Reinet Investments SCA	1,152	23,797

Samsung Securities Co. Ltd.	1,927	50,367

Saratoga Investama Sedaya Tbk. PT	27,500	2,476

Saudi Tadawul Group Holding Co.	763	33,802

SDIC Capital Co. Ltd., Class A	19,200	17,919

Shenwan Hongyuan Group Co. Ltd., Class A	47,900	28,734

Shenwan Hongyuan Group Co. Ltd., Class H(b)	78,400	14,528

Shinyoung Securities Co. Ltd.	1,551	64,312

Sociedad de Inversiones Oro Blanco SA	1,353,420	8,721

SPIC Industry-Finance Holdings Co. Ltd., Class A	10,000	5,684

Tata Investment Corp. Ltd.	517	19,285

UTI Asset Management Co. Ltd.	3,250	29,366

Western Securities Co. Ltd., Class A	10,000	9,101

Yuanta Securities Korea Co. Ltd.	36,331	63,621

Zheshang Securities Co. Ltd., Class A	4,700	6,467
		4,699,284

Chemicals – 3.9%

Aarti Industries Ltd.	2,880	15,720

Abou Kir Fertilizers & Chemical Industries	9,849	24,523

Advanced Nano Products Co. Ltd.	147	12,985

Advanced Petrochemical Co.	2,025	20,133

AECI Ltd.	43,146	254,109

Akzo Nobel India Ltd.	539	15,642

Alkyl Amines Chemicals	220	5,662

Allied Supreme Corp.	2,352	22,588

Alpek SAB de CV, Class A(a)	24,500	14,168

Investments	Shares	Value

Chemicals – (continued)

Alujain Corp.*	13,677	$137,805

Anupam Rasayan India Ltd.	980	10,400

Archean Chemical Industries Ltd.	2,352	16,180

Asia Polymer Corp.	141,000	102,376

Asian Paints Ltd.	7,121	256,218

Atul Ltd.	259	19,417

Avia Avian Tbk. PT	277,300	8,728

Balaji Amines Ltd.	350	8,599

Barito Pacific Tbk. PT	466,498	33,038

BASF India Ltd.	400	12,126

Batu Kawan Bhd.	6,300	27,107

Bayer CropScience Ltd.	141	8,333

Berger Paints India Ltd.	5,901	39,591

Boubyan Petrochemicals Co. KSCP	7,344	14,543

Braskem SA (Preference), Class A*	4,900	15,614

Carborundum Universal Ltd.	2,499	32,174

Castrol India Ltd.	18,650	30,498

Chambal Fertilisers and Chemicals Ltd.	65,518	227,066

Chandra Asri Petrochemical Tbk. PT	91,200	17,109

Chemplast Sanmar Ltd.*	2,585	13,790

Chengxin Lithium Group Co. Ltd., Class A	4,900	15,728

China General Plastics Corp.	141,000	92,812

China Hainan Rubber Industry Group Co. Ltd., Class A*	9,600	5,877

China Lumena New Materials Corp.* ‡	22,200	—

China Man-Made Fiber Corp.*	50,000	12,224

China Petrochemical Development Corp.*	107,520	33,647

China Risun Group Ltd.(b)	49,000	20,039

Chunbo Co. Ltd.	47	3,438

CNNC Hua Yuan Titanium Dioxide Co. Ltd., Class A	7,975	5,187

Coromandel International Ltd.	1,898	23,777

Cosmochemical Co. Ltd.*	583	13,490

D&L Industries, Inc.	4,900	553

DCM Shriram Ltd.	2,303	25,628

See Accompanying Notes to the Financial Statements.

230	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Deepak Fertilisers & Petrochemicals Corp. Ltd.	26,367	$203,456

Deepak Nitrite Ltd.	1,105	26,368

DL Holdings Co. Ltd.	397	12,493

Dongjin Semichem Co. Ltd.	725	16,078

Dongyue Group Ltd.	42,000	33,441

Eastern Polymer Group PCL, NVDR	63,600	11,679

Ecopro Co. Ltd.	282	129,458

EID Parry India Ltd.	3,871	21,459

Enchem Co. Ltd.*	235	8,996

Eternal Materials Co. Ltd.	27,550	23,613

Fertiglobe plc	43,901	38,367

Fine Organic Industries Ltd.	343	18,208

Finolex Industries Ltd.	9,600	22,144

Foosung Co. Ltd.	1,768	13,039

Formosa Chemicals & Fibre Corp.	66,000	123,922

Formosa Plastics Corp.	81,592	193,698

Fufeng Group Ltd.(a)	517,000	268,259

Galaxy Surfactants Ltd.(b)	250	8,197

Ganfeng Lithium Group Co. Ltd., Class A	4,080	24,687

Ganfeng Lithium Group Co. Ltd., Class H(b)	9,480	33,984

Grand Pacific Petrochemical	47,000	22,895

Guangzhou Tinci Materials Technology Co. Ltd., Class A	5,000	19,001

Gubre Fabrikalari TAS*	833	9,660

Gujarat Fluorochemicals Ltd.	715	23,819

Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	36,707	304,846

Han Kuk Carbon Co. Ltd.	1,470	12,397

Hangzhou Oxygen Plant Group Co. Ltd., Class A	2,400	10,829

Hansol Chemical Co. Ltd.	141	15,681

Hanwha Solutions Corp.*	1,786	37,887

Hektas Ticaret TAS*	16,074	12,453

Hengli Petrochemical Co. Ltd., Class A*	14,100	28,207

Hengyi Petrochemical Co. Ltd., Class A*	14,100	13,853

Investments	Shares	Value

Chemicals – (continued)

Hoshine Silicon Industry Co. Ltd., Class A	1,900	$14,864

Huabao International Holdings Ltd.(a)	17,000	5,714

Huafon Chemical Co. Ltd., Class A	14,400	14,266

Hunan Changyuan Lico Co. Ltd., Class A	784	913

Hyosung Advanced Materials Corp.	55	14,539

Hyosung TNC Corp.	98	25,905

Indorama Ventures PCL, NVDR	43,200	28,485

Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	23,500	12,845

Inner Mongolia Yuan Xing Energy Co. Ltd., Class A	14,100	13,121

International CSRC Investment Holdings Co.	43,008	25,326

ISU Chemical Co. Ltd.	641	5,620

Jiangsu Eastern Shenghong Co. Ltd., Class A	11,000	15,993

Jinan Acetate Chemical Co. Ltd.	714	21,309

Jubilant Ingrevia Ltd.	2,701	13,619

Kansai Nerolac Paints Ltd.	3,294	12,466

KCC Corp.	106	18,641

Kimteks Poliuretan Sanayi ve Ticaret A/S	31,960	81,897

Kolon Industries, Inc.	674	21,684

Korea Petrochemical Ind Co. Ltd.	1,504	177,177

KuibyshevAzot PJSC‡	9,900	—

Kum Yang Co. Ltd.*	553	35,951

Kumho Petrochemical Co. Ltd.	423	39,683

Lake Materials Co. Ltd.*	1,715	14,324

Laxmi Organic Industries Ltd.(b)	2,107	6,476

LB Group Co. Ltd., Class A	4,700	11,965

Levima Advanced Materials Corp., Class A	4,800	12,475

LG Chem Ltd.	705	229,684

LG Chem Ltd. (Preference)	167	34,685

Linde India Ltd.	282	20,305

Lotte Chemical Corp.	562	60,921

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	231

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Lotte Chemical Titan Holding Bhd.(b)	235,000	$55,735

LOTTE Fine Chemical Co. Ltd.	397	16,461

Luxi Chemical Group Co. Ltd., Class A	6,500	10,081

Mesaieed Petrochemical Holding Co.	68,381	29,862

Miwon Commercial Co. Ltd.	125	15,262

MNTech Co. Ltd.	833	9,369

Nan Pao Resins Chemical Co. Ltd.	20,488	125,701

Nan Ya Plastics Corp.	94,000	179,393

National Industrialization Co.*	5,584	17,296

Navin Fluorine International Ltd.	645	26,636

Ningxia Baofeng Energy Group Co. Ltd., Class A	10,600	20,887

Nizhnekamskneftekhim PJSC‡	28,600	—

Nizhnekamskneftekhim PJSC (Preference)‡	26,400	—

OCI Holdings Co. Ltd.	414	29,827

Omnia Holdings Ltd.	68,996	212,984

Orbia Advance Corp. SAB de CV	28,733	46,490

Organichesky Sintez PJSC‡	11,550	—

Oriental Union Chemical Corp.	38,000	21,323

Petkim Petrokimya Holding A/S*	38,400	26,710

Petronas Chemicals Group Bhd.	84,600	130,331

PhosAgro PJSC‡	1,540	—

PI Advanced Materials Co. Ltd.	520	9,433

PI Industries Ltd.	1,189	48,573

Pidilite Industries Ltd.	2,303	67,990

PTT Global Chemical PCL, NVDR	46,900	45,018

Qinghai Salt Lake Industry Co. Ltd., Class A*	18,800	43,493

Rongsheng Petrochemical Co. Ltd., Class A	23,500	36,576

SABIC Agri-Nutrients Co.	3,749	133,707

Investments	Shares	Value

Chemicals – (continued)

Sahara International Petrochemical Co.	9,679	$83,204

Sasa Polyester Sanayi A/S*	15,664	23,674

Sasol Ltd.	15,181	191,256

Satellite Chemical Co. Ltd., Class A*	4,662	10,365

Saudi Aramco Base Oil Co.	784	26,958

Saudi Basic Industries Corp.	13,536	277,821

Saudi Industrial Investment Group	6,214	39,686

Saudi Kayan Petrochemical Co.*	11,562	32,606

Scientex Bhd.	34,300	26,277

Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	6,110	26,859

Shanghai Chlor-Alkali Chemical Co. Ltd., Class B	164,500	72,873

Shanghai Putailai New Energy Technology Co. Ltd., Class A	4,060	13,870

Shinkong Synthetic Fibers Corp.	49,000	22,736

Sichuan Hebang Biotechnology Co. Ltd., Class A	37,600	12,228

Sichuan Yahua Industrial Group Co. Ltd., Class A	3,600	6,926

Sinofert Holdings Ltd.	672,000	76,436

Sinoma Science & Technology Co. Ltd., Class A	4,700	11,104

Sinon Corp.	141,000	158,671

Sinopec Shanghai Petrochemical Co. Ltd., Class H*	98,000	13,151

SK Chemicals Co. Ltd.	196	8,185

SK IE Technology Co. Ltd.* (b)	349	15,324

SKC Co. Ltd.	294	17,132

Solar Applied Materials Technology Corp.	24,096	29,047

Solar Industries India Ltd.	405	26,756

Soulbrain Co. Ltd.	47	8,074

Soulbrain Holdings Co. Ltd.	1,833	44,246

SRF Ltd.	2,484	65,496

Sumitomo Chemical India Ltd.	2,585	11,589

Supreme Industries Ltd.	1,156	60,109

Supreme Petrochem Ltd.	3,456	23,785

See Accompanying Notes to the Financial Statements.

232	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Surya Esa Perkasa Tbk. PT	4,347,500	$164,212

Taekwang Industrial Co. Ltd.	94	40,230

Taiwan Fertilizer Co. Ltd.	16,360	29,911

Tata Chemicals Ltd.	2,679	30,864

Tianqi Lithium Corp., Class A	5,400	40,584

Tianqi Lithium Corp., Class H(a)	47,000	253,483

TKG Huchems Co. Ltd.	7,755	125,465

Tongkun Group Co. Ltd., Class A*	9,400	18,548

TSRC Corp.	235,000	165,916

Unipar Carbocloro SA (Preference), Class B	18,800	265,131

UPL Ltd.	9,024	58,582

USI Corp.	22,000	13,057

Vinati Organics Ltd.	539	11,198

Wanhua Chemical Group Co. Ltd., Class A	4,700	57,031

Xinjiang Zhongtai Chemical Co. Ltd., Class A	10,600	9,705

Yanbu National Petrochemical Co.	3,384	34,141

Yunnan Energy New Material Co. Ltd., Class A	1,200	10,986

Yunnan Yuntianhua Co. Ltd., Class A	4,700	10,693

Zangge Mining Co. Ltd., Class A	4,700	14,380

Zhejiang Longsheng Group Co. Ltd., Class A	9,600	11,675

Zhejiang Yongtai Technology Co. Ltd., Class A	2,800	4,855
		8,568,798

Commercial Services & Supplies – 0.2%

Beijing GeoEnviron Engineering & Technology, Inc., Class A	15,300	16,433

China Everbright Environment Group Ltd.	98,000	33,441

Cleanaway Co. Ltd.	5,000	26,669

Dynagreen Environmental Protection Group Co. Ltd., Class H(a) (b)	159,000	47,144

Investments	Shares	Value

Commercial Services & Supplies – (continued)

Ecopro HN Co. Ltd.	376	$16,036

Frontken Corp. Bhd.	42,300	28,232

GPS Participacoes e Empreendimentos SA(c)	14,100	44,903

Indian Railway Catering & Tourism Corp. Ltd.	6,110	48,827

KEPCO Plant Service & Engineering Co. Ltd.	100	2,414

PNB Holdings Corp.* ‡	46,815	27,518

S-1 Corp.	347	14,028

Saudi Airlines Catering Co.	1,774	49,367

Sungeel Hitech Co. Ltd.*	98	6,872

Sunny Friend Environmental Technology Co. Ltd.	622	1,985

Taiwan Secom Co. Ltd.	3,165	11,514
		375,383

Communications Equipment – 0.5%

Accton Technology Corp.	9,000	138,323

Advanced Ceramic X Corp.	2,000	13,134

Arcadyan Technology Corp.	69,856	331,673

BYD Electronic International Co. Ltd.	11,000	45,830

Hengtong Optic-electric Co. Ltd., Class A	4,700	8,465

Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	4,900	18,607

Intellian Technologies, Inc.	254	13,259

KMW Co. Ltd.*	563	4,169

Seojin System Co. Ltd.*	10,528	130,104

Sercomm Corp.	95,000	329,505

Sterlite Technologies Ltd.	6,627	11,103

Tejas Networks Ltd.* (b)	2,202	22,667

Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	900	3,272

Wistron NeWeb Corp.	5,000	19,655

ZTE Corp., Class A	4,800	17,152

ZTE Corp., Class H	9,800	21,768
		1,128,686

Construction & Engineering – 1.4%

Acter Group Corp. Ltd.	44,256	244,919

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	233

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction & Engineering – (continued)

BES Engineering Corp.	531,552	$191,742

CH Karnchang PCL, NVDR	4,900	2,972

China Conch Venture Holdings Ltd.	47,000	38,863

China Energy Engineering Corp. Ltd., Class A	80,000	23,831

China Energy Engineering Corp. Ltd., Class H(a)	198,000	21,509

China Railway Group Ltd., Class A	43,400	35,880

China Railway Group Ltd., Class H	115,000	54,233

China Railway Hi-tech Industry Co. Ltd., Class A	19,200	21,094

Continental Holdings Corp.	188,000	155,918

CTCI Corp.	21,456	26,096

Daewoo Engineering & Construction Co. Ltd.*	3,901	11,352

DL E&C Co. Ltd.	799	20,263

Enka Insaat ve Sanayi A/S	51,174	55,022

Estithmar Holding QPSC*	30,456	16,897

Gamuda Bhd.	34,826	33,916

GEK Terna Holding Real Estate Construction SA	1,470	20,510

GS Engineering & Construction Corp.	2,450	23,873

Guangdong No. 2 Hydropower Engineering Co. Ltd., Class A	4,900	3,549

HDC Hyundai Development Co-Engineering & Construction, Class E	15,322	131,942

Hydro Lithium, Inc.*	539	4,198

Hyundai Engineering & Construction Co. Ltd.	2,188	54,111

IJM Corp. Bhd.	37,600	14,994

IRB Infrastructure Developers Ltd.	48,040	19,329

IRCON International Ltd.(b)	101,332	168,869

IS Dongseo Co. Ltd.*	5,217	97,151

Jeio Co. Ltd.*	931	13,015

Kalpataru Projects International Ltd.	3,479	27,708

Investments	Shares	Value

Construction & Engineering – (continued)

KEC International Ltd.	6,678	$50,395

KEPCO Engineering & Construction Co., Inc.	141	5,460

KNR Constructions Ltd.	6,325	20,052

Kontrolmatik Enerji ve Muhendislik A/S	736	6,829

Larsen & Toubro Ltd.	10,387	365,416

Larsen & Toubro Ltd., GDR(b)	296	10,419

Metallurgical Corp. of China Ltd., Class A	42,300	19,132

Metallurgical Corp. of China Ltd., Class H	106,000	20,998

NBCC India Ltd.	41,870	32,990

NCC Ltd.	191,478	332,205

PNC Infratech Ltd.(b)	2,700	10,835

Power Construction Corp. of China Ltd., Class A	34,100	24,510

Praj Industries Ltd.	5,935	38,176

PSG Corp. PCL, NVDR*	300,700	5,438

Rail Vikas Nigam Ltd.(b)	9,261	17,146

Ruentex Engineering & Construction Co.	26,000	79,760

Run Long Construction Co. Ltd.	6,768	19,594

Samsung Engineering Co. Ltd.*	3,901	68,601

Shaanxi Construction Engineering Group Corp. Ltd., Class A	4,900	2,832

Shanghai Construction Group Co. Ltd., Class A	23,500	8,445

Shanghai Tunnel Engineering Co. Ltd., Class A	14,100	10,847

Sichuan Road and Bridge Group Co. Ltd., Class A	20,440	21,535

Sino-Thai Engineering & Construction PCL, NVDR	39,100	9,301

Tekfen Holding A/S	73,696	106,379

United Integrated Services Co. Ltd.	5,504	40,726

Voltas Ltd.	3,887	39,099

Waskita Karya Persero Tbk. PT* ‡	173,900	2,021

Yankey Engineering Co. Ltd.	22,055	179,853
		3,082,750

See Accompanying Notes to the Financial Statements.

234	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction Materials – 1.1%

ACC Ltd.	1,376	$31,206

Ambuja Cements Ltd.	10,904	55,588

Anhui Conch Cement Co. Ltd., Class A	9,800	32,394

Anhui Conch Cement Co. Ltd., Class H	34,500	86,067

Arabian Cement Co.	2,310	19,180

Asia Cement Corp.	77,000	94,959

BBMG Corp., Class A	42,300	11,965

Berkah Beton Sadaya Tbk. PT*	425,000	1,338

Birla Corp. Ltd.	750	11,469

Bursa Cimento Fabrikasi A/S*	266,772	88,538

Cementos Argos SA	182,971	209,469

Cemex SAB de CV*	410,600	246,319

Chia Hsin Cement Corp.	20,400	11,195

China Jushi Co. Ltd., Class A	9,600	15,178

China National Building Material Co. Ltd., Class H	94,000	44,690

China Resources Cement Holdings Ltd.	68,000	17,468

Cimsa Cimento Sanayi ve Ticaret A/S	13,776	17,899

City Cement Co.	4,208	19,517

CSG Holding Co. Ltd., Class B	4,700	1,394

Dalmia Bharat Ltd.	1,710	43,218

Eastern Province Cement Co.	1,199	11,809

GCC SAB de CV	1,872	16,646

Goldsun Building Materials Co. Ltd.	27,000	20,977

Grasim Industries Ltd.	5,734	129,936

Grupo Argos SA	117,500	253,354

Grupo Argos SA (Preference)	73,605	115,650

Hanil Cement Co. Ltd.	7,802	70,420

Huaxin Cement Co. Ltd., Class A	3,700	7,533

Huaxin Cement Co. Ltd., Class H	10,400	9,929

Indocement Tunggal Prakarsa Tbk. PT	28,800	16,816

JK Cement Ltd.	530	20,077

JK Lakshmi Cement Ltd.	2,744	22,627

Nuh Cimento Sanayi A/S	2,068	24,998

Investments	Shares	Value

Construction Materials – (continued)

Nuvoco Vistas Corp. Ltd.*	3,650	$14,925

Oyak Cimento Fabrikalari A/S*	4,416	11,136

Qassim Cement Co. (The)	1,998	33,446

Ramco Cements Ltd. (The)	2,289	27,264

Rhi Magnesita India Ltd.	1,850	15,234

Riyadh Cement Co.	1,967	15,362

Saudi Cement Co.	441	5,842

Semen Indonesia Persero Tbk. PT	29,417	11,296

Shree Cement Ltd.	188	57,930

Siam Cement PCL (The), NVDR	6,100	48,878

Siam City Cement PCL, NVDR	4,800	17,829

Southern Province Cement Co.	1,634	17,727

SSANGYONG C&E Co. Ltd.	4,263	17,582

Taiwan Cement Corp.	94,000	93,464

Tangshan Jidong Cement Co. Ltd., Class A	4,700	4,592

Tipco Asphalt PCL, NVDR	23,400	12,240

TPI Polene PCL, NVDR	1,870,700	71,825

UltraTech Cement Ltd.	1,739	175,913

Universal Cement Corp.	26,142	20,432

Yamama Cement Co.	3,763	29,088

Yanbu Cement Co.	2,888	24,826
		2,506,654

Consumer Finance – 1.0%

AEON Credit Service M Bhd.	42,300	100,856

Bajaj Finance Ltd.	4,089	367,979

BFI Finance Indonesia Tbk. PT	343,100	22,139

Capri Global Capital Ltd.	1,948	17,805

Cholamandalam Investment and Finance Co. Ltd.	5,781	78,967

CreditAccess Grameen Ltd.*	1,166	22,368

FinVolution Group, ADR	58,891	278,554

Gentera SAB de CV(a)	408,900	433,067

JMT Network Services PCL, NVDR	14,200	11,655

Krungthai Card PCL, NVDR	9,800	11,929

Mahindra & Mahindra Financial Services Ltd.	9,024	26,592

Manappuram Finance Ltd.	206,753	341,324

Muangthai Capital PCL, NVDR	9,300	9,444

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	235

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Consumer Finance – (continued)

Muthoot Finance Ltd.	2,226	$34,722

Ngern Tid Lor PCL, NVDR	26,653	14,238

Poonawalla Fincorp Ltd.	5,720	24,238

Qifu Technology, Inc., Class A, ADR	3,713	54,915

Ratchthani Leasing PCL, NVDR	117,400	9,146

Samsung Card Co. Ltd.	539	12,512

SBI Cards & Payment Services Ltd.	4,747	42,542

Shriram Finance Ltd.	7,379	166,606

Srisawad Corp. PCL, NVDR	14,000	16,165

Sundaram Finance Ltd.	1,445	55,064

Yulon Finance Corp.	4,672	25,783
		2,178,610

Consumer Staples Distribution & Retail – 1.2%

Abdullah Al Othaim Markets Co.	7,595	26,359

Aeon Co. M Bhd.	282,000	63,923

Al-Dawaa Medical Services Co.	1,104	27,868

Alibaba Health Information Technology Ltd.*	94,000	55,382

Almacenes Exito SA	63,638	55,071

Almacenes Exito SA, BDR*	51,700	178,895

Almunajem Foods Co.	7,473	123,899

Atacadao SA	9,400	16,720

Avenue Supermarts Ltd.* (b)	2,573	112,285

Berli Jucker PCL	14,300	11,239

BGF retail Co. Ltd.	141	14,428

Bid Corp. Ltd.	5,440	114,735

BIM Birlesik Magazalar A/S	12,721	122,297

Cencosud SA	33,276	53,737

Clicks Group Ltd.	3,995	58,526

CP ALL PCL, NVDR	70,500	108,371

CP Axtra PCL, NVDR	28,900	22,715

Dada Nexus Ltd., ADR* (a)	2,805	10,771

DaShenLin Pharmaceutical Group Co. Ltd., Class A	4,320	14,050

Dis-Chem Pharmacies Ltd.(b)	6,949	9,048

Dongsuh Cos., Inc.	859	10,978

E-MART, Inc.	392	21,101

Investments	Shares	Value

Consumer Staples Distribution & Retail – (continued)

Great Tree Pharmacy Co. Ltd.	1,543	$16,151

Grupo Comercial Chedraui SA de CV	4,700	27,250

Grupo Mateus SA*	9,800	11,310

GS Retail Co. Ltd.	1,332	23,966

InRetail Peru Corp.(b)	406	12,606

JD Health International, Inc.* (b)	16,450	74,738

La Comer SAB de CV	18,800	37,438

Magnit PJSC‡	2,296	—

Medplus Health Services Ltd.*	1,824	17,338

Migros Ticaret A/S	2,632	31,415

Nahdi Medical Co.	611	23,094

Philippine Seven Corp.*	10,780	14,439

Pick n Pay Stores Ltd.(a)	6,784	9,047

Ping An Healthcare and Technology Co. Ltd.* (a) (b)	9,600	22,452

President Chain Store Corp.	9,840	78,119

Puregold Price Club, Inc.	26,060	12,447

Raia Drogasil SA	19,064	97,531

Robinsons Retail Holdings, Inc.	187,620	135,573

Sendas Distribuidora SA	32,900	71,371

Shenzhen Pagoda Industrial Group Corp. Ltd.	24,500	18,912

Shoprite Holdings Ltd.	7,238	92,210

SMU SA	891,825	153,951

Sok Marketler Ticaret A/S	6,048	12,783

SPAR Group Ltd. (The)	2,560	15,363

Sumber Alfaria Trijaya Tbk. PT	330,600	60,147

Sun Art Retail Group Ltd.	70,500	14,867

Wal-Mart de Mexico SAB de CV	79,900	285,601
		2,602,517

Containers & Packaging – 0.1%

Cheng Loong Corp.	27,600	24,081

Klabin SA	23,552	99,943

Pantai Indah Kapuk Dua Tbk. PT*	81,600	22,448

SCG Packaging PCL, NVDR	18,700	18,730

Taiwan Hon Chuan Enterprise Co. Ltd.	9,000	27,887

Ton Yi Industrial Corp.	21,000	10,165

See Accompanying Notes to the Financial Statements.

236	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Containers & Packaging – (continued)

Youlchon Chemical Co. Ltd.	470	$9,762
		213,016

Distributors – 0.1%

Autohellas Tourist and Trading SA	8,098	108,878

Digidrive Distributors Ltd.*	500	809

Sinomach Automobile Co. Ltd., Class A	4,800	4,788

Transaction Capital Ltd.(a)	256,291	66,168

Wuchan Zhongda Group Co. Ltd., Class A	13,800	8,618
		189,261

Diversified Consumer Services – 0.3%

Advtech Ltd.	24,310	27,517

China Education Group Holdings Ltd.(b)	47,000	38,983

Cogna Educacao SA*	52,400	24,938

East Buy Holding Ltd.* (a) (b)	3,000	12,231

Fenbi Ltd.* (a)	24,500	14,873

Gaotu Techedu, Inc., ADR* (a)	5,978	13,391

Humansoft Holding Co. KSC	3,251	31,927

Lung Yen Life Service Corp.*	8,448	9,272

MegaStudyEdu Co. Ltd.	2,820	129,250

National Co. for Learning & Education	735	19,317

New Oriental Education & Technology Group, Inc.*	23,500	153,771

Offcn Education Technology Co. Ltd., Class A*	4,700	2,537

TAL Education Group, ADR*	13,301	116,650
		594,657

Diversified REITs – 0.2%

Axis REIT, REIT	70,600	26,820

Concentradora Fibra Danhos SA de CV, REIT	14,700	15,756

Fibra Uno Administracion SA de CV, REIT	70,500	106,885

Growthpoint Properties Ltd., REIT	88,642	45,818

Investments	Shares	Value

Diversified REITs – (continued)

Is Gayrimenkul Yatirim Ortakligi A/S, REIT*	183,112	$140,055

Redefine Properties Ltd., REIT	234,980	43,870

SK REITs Co. Ltd., REIT	6,195	17,247

Yuexiu REIT, REIT	98,000	14,028
		410,479

Diversified Telecommunication Services – 1.0%

AL Yah Satellite Communications Co. PJSC	43,340	29,971

China Tower Corp. Ltd., Class H(b)	1,222,000	114,007

Chunghwa Telecom Co. Ltd.	55,000	196,701

CITIC Telecom International Holdings Ltd.	611,000	232,700

Converge Information and Communications Technology Solutions, Inc.*	81,600	12,037

Dayamitra Telekomunikasi PT	202,100	7,888

Emirates Telecommunications Group Co. PJSC	52,734	265,034

Hellenic Telecommunications Organization SA	5,405	75,584

HFCL Ltd.	34,742	27,207

Indus Towers Ltd.*	24,404	50,532

KT Corp.	3,444	83,260

LG Uplus Corp.	7,161	53,606

Magyar Telekom Telecommunications plc	116,372	180,540

Ooredoo QPSC	17,376	47,198

Operadora De Sites Mexicanos SAB de CV, Series A-1(a)	9,400	7,982

PT Tower Bersama Infrastructure Tbk.	42,300	5,512

Rostelecom PJSC* ‡	33,770	—

Rostelecom PJSC (Preference)‡	15,392	—

Sarana Menara Nusantara Tbk. PT	315,700	17,688

Saudi Telecom Co.	27,313	279,566

Sitios Latinoamerica SAB de CV* (a)	63,700	22,759

Tata Communications Ltd.	1,612	32,203

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	237

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – (continued)

Tata Teleservices Maharashtra Ltd.*	24,255	$25,068

Telefonica Brasil SA	9,400	84,326

Telekom Malaysia Bhd.	19,600	20,857

Telkom Indonesia Persero Tbk. PT	709,700	155,924

Telkom SA SOC Ltd.* (a)	107,818	125,665

TIME dotCom Bhd.	9,000	10,049

Turk Telekomunikasyon A/S*	19,746	13,407
		2,177,271

Electric Utilities – 1.2%

Adani Energy Solutions Ltd.*	5,969	55,189

Alupar Investimento SA	3,640	20,210

Can2 Termik A/S*	74,119	48,334

Centrais Eletricas Brasileiras SA	28,200	194,822

Centrais Eletricas Brasileiras SA (Preference), Class B	4,700	35,835

CESC Ltd.	256,291	260,881

CEZ A/S	2,726	116,465

Cia Energetica de Minas Gerais	4,700	14,353

Cia Energetica de Minas Gerais (Preference)	45,002	104,764

Cia Energetica do Ceara (Preference), Class A	4,700	37,223

Cia Paranaense de Energia	9,400	76,963

CPFL Energia SA	4,700	31,166

CTEEP-Cia de Transmissao de Energia Eletrica Paulista (Preference)	5,200	21,850

Enel Americas SA*	507,571	52,006

Enel Chile SA	795,214	46,939

Energisa SA	4,700	43,440

Enerjisa Enerji A/S(b)	7,676	13,196

Equatorial Energia SA	14,100	88,352

Federal Grid Co. - Rosseti PJSC (Registered)* ‡	22,532,366	—

Inter RAO UES PJSC‡	1,596,292	—

Interconexion Electrica SA ESP	12,408	43,490

Korea Electric Power Corp.*	6,345	79,492

Manila Electric Co.	5,840	36,539

Investments	Shares	Value

Electric Utilities – (continued)

Mosenergo PJSC‡	4,455,000	$—

Neoenergia SA	4,700	16,328

ODAS Elektrik Uretim ve Sanayi Ticaret A/S*	429,486	179,277

Power Grid Corp. of India Ltd.	119,380	289,851

Public Power Corp. SA*	3,381	34,415

RusHydro PJSC‡	2,361,000	—

Saudi Electricity Co.	22,654	107,485

SJVN Ltd.	205,813	175,633

Synergy Grid & Development Phils, Inc.	394,800	51,490

Tata Power Co. Ltd. (The)	25,051	72,016

Tenaga Nasional Bhd.	75,200	156,256

Torrent Power Ltd.	1,927	16,824

Transmissora Alianca de Energia Eletrica SA	5,000	33,502
		2,554,586

Electrical Equipment – 1.2%

ABB India Ltd.	1,002	49,454

AcBel Polytech, Inc.	22,918	26,850

Amara Raja Energy & Mobility Ltd.	4,361	32,119

Bharat Heavy Electricals Ltd.	21,300	30,917

Bizlink Holding, Inc.	2,070	16,051

CG Power & Industrial Solutions Ltd.	12,320	57,724

Chicony Power Technology Co. Ltd.	5,232	18,066

Chung-Hsin Electric & Machinery Manufacturing Corp.	7,728	22,206

CS Wind Corp.	581	19,660

Dongfang Electric Corp. Ltd., Class A	5,000	10,180

Doosan Enerbility Co. Ltd.*	6,856	68,126

Doosan Fuel Cell Co. Ltd.*	690	8,394

Ecopro BM Co. Ltd.	705	102,418

ElSewedy Electric Co.	21,462	18,821

Fangda Carbon New Material Co. Ltd., Class A*	5,300	4,273

Farasis Energy Gan Zhou Co. Ltd., Class A*	784	1,887

Finolex Cables Ltd.	3,178	34,221

See Accompanying Notes to the Financial Statements.

238	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – (continued)

Fortune Electric Co. Ltd.	7,560	$52,210

Goldwind Science & Technology Co. Ltd.	15,000	7,151

Goldwind Science & Technology Co. Ltd., Class A	9,600	11,531

GoodWe Technologies Co. Ltd., Class A	343	5,460

Gotion High-tech Co. Ltd., Class A*	4,600	14,306

Graphite India Ltd.	3,381	18,948

Gulf Cables & Electrical Industries Group Co. KSCP	4,140	15,782

Havells India Ltd.	4,270	63,910

HD Hyundai Electric Co. Ltd.	441	24,490

Hitachi Energy India Ltd.	371	18,462

Hongfa Technology Co. Ltd., Class A	4,800	19,021

Hyosung Heavy Industries Corp.*	1,645	207,916

Jiangsu Zhongtian Technology Co. Ltd., Class A	4,500	8,603

Jiangxi Special Electric Motor Co. Ltd., Class A*	4,900	8,008

KEI Industries Ltd.	960	27,700

Korea Electric Terminal Co. Ltd.	2,491	116,384

LG Energy Solution Ltd.*	658	187,819

LS Corp.	480	27,829

LS Electric Co. Ltd.	490	23,220

Ming Yang Smart Energy Group Ltd., Class A	4,500	8,590

NARI Technology Co. Ltd., Class A	12,000	36,977

Ningbo Ronbay New Energy Technology Co. Ltd., Class A	658	3,978

Polycab India Ltd.	950	56,162

POSCO Future M Co. Ltd.	479	83,880

Pylon Technologies Co. Ltd., Class A	343	5,338

Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A/S	150,118	167,454

Shanghai Electric Group Co. Ltd., Class A*	24,000	14,561

Investments	Shares	Value

Electrical Equipment – (continued)

Shihlin Electric & Engineering Corp.	5,136	$14,996

Sociedad Quimica y Minera de Chile SA (Preference), Class B	3,901	188,120

SPG Co. Ltd.	686	13,714

Suzlon Energy Ltd.*	365,014	134,153

Ta Ya Electric Wire & Cable	26,249	25,897

Taihan Electric Wire Co. Ltd.*	2,058	16,930

Tatung Co. Ltd.*	30,816	34,013

TBEA Co. Ltd., Class A	11,050	21,124

Teco Electric and Machinery Co. Ltd.	22,000	31,269

Triveni Turbine Ltd.*	6,484	27,974

V-Guard Industries Ltd.	6,399	23,026

Voltronic Power Technology Corp.	1,000	39,926

Walsin Lihwa Corp.	84,769	89,774

WEG SA	23,500	153,824

XTC New Energy Materials Xiamen Co. Ltd., Class A	539	3,102

Zhejiang Chint Electrics Co. Ltd., Class A	4,700	14,829

Zhejiang HangKe Technology, Inc. Co., Class A	490	1,644
		2,591,372

Electronic Equipment, Instruments & Components – 4.1%

AAC Technologies Holdings, Inc.	14,000	25,192

Asia Optical Co., Inc.	17,664	32,948

AUO Corp.	199,872	96,131

Aurora Corp.	4,316	9,847

BH Co. Ltd.	8,460	117,139

BOE Technology Group Co. Ltd., Class A	89,300	47,834

BOE Varitronix Ltd.	7,000	5,958

Chang Wah Electromaterials, Inc.	141,000	131,284

Channel Well Technology Co. Ltd.	8,742	22,020

Cheng Uei Precision Industry Co. Ltd.	134,384	159,305

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	239

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electronic Equipment, Instruments & Components – (continued)

China Railway Signal & Communication Corp. Ltd., Class A	31,500	$20,231

Chroma ATE, Inc.	8,000	53,769

Compeq Manufacturing Co. Ltd.	33,000	53,720

Coretronic Corp.	9,168	20,634

Co-Tech Development Corp.	10,464	18,841

Cowell e Holdings, Inc.*	12,000	28,771

Daeduck Electronics Co. Ltd.	893	13,204

Daejoo Electronic Materials Co. Ltd.	250	12,773

DataTec Ltd.	81,010	152,324

Delta Electronics Thailand PCL, NVDR	73,000	160,451

Delta Electronics, Inc.	31,696	283,881

Dreamtech Co. Ltd.	10,837	83,531

E Ink Holdings, Inc.	15,000	77,694

Elite Material Co. Ltd.	8,464	93,682

EM-Tech Co. Ltd.	4,841	177,969

Everdisplay Optronics Shanghai Co. Ltd., Class A*	26,592	9,520

FLEXium Interconnect, Inc.	11,896	30,625

Forth Corp. PCL, NVDR	14,600	9,058

Foxconn Industrial Internet Co. Ltd., Class A	32,900	66,177

Foxconn Technology Co. Ltd.	37,880	61,197

Genius Electronic Optical Co. Ltd.	2,237	26,243

Global Brands Manufacture Ltd.	109,632	208,211

GoerTek, Inc., Class A	3,800	9,362

Gold Circuit Electronics Ltd.	5,240	28,434

Hana Microelectronics PCL, NVDR	9,800	14,246

Hannstar Board Corp.	118,616	203,697

HannStar Display Corp.*	69,288	23,605

Hollysys Automation Technologies Ltd.* (a)	21,902	449,210

Holy Stone Enterprise Co. Ltd.	60,442	176,844

Investments	Shares	Value

Electronic Equipment, Instruments & Components – (continued)

Hon Hai Precision Industry Co. Ltd.	329,000	$978,835

Honeywell Automation India Ltd.	32	13,835

Innolux Corp.	251,684	94,280

INTOPS Co. Ltd.	3,666	64,875

ITEQ Corp.	86,264	201,863

Jaymart Group Holdings PCL, NVDR	277,300	126,528

KCE Electronics PCL, NVDR	9,300	13,131

Kingboard Holdings Ltd.	23,500	57,124

Kingboard Laminates Holdings Ltd.	27,500	25,762

L&F Co. Ltd.	412	39,780

Largan Precision Co. Ltd.	1,672	106,707

LG Display Co. Ltd.*	6,102	55,076

LG Innotek Co. Ltd.	423	69,845

Lingyi iTech Guangdong Co., Class A	15,900	13,188

Lotes Co. Ltd.	1,332	33,798

Lotte Energy Materials Corp.	235	6,699

Luxshare Precision Industry Co. Ltd., Class A	9,600	42,988

Mcnex Co. Ltd.	657	13,475

MH Development Ltd.* ‡	22,000	—

Nan Ya Printed Circuit Board Corp.	4,000	29,104

Nationgate Holdings Bhd.	267,900	64,663

Nex Point Parts PCL, NVDR*	47,500	11,498

Nichidenbo Corp.	76,952	131,911

OFILM Group Co. Ltd., Class A*	4,700	6,570

Pan-International Industrial Corp.	24,000	25,121

Park Systems Corp.	200	20,732

Primax Electronics Ltd.	14,600	31,059

Quest Holdings SA	10,011	55,554

Raytron Technology Co. Ltd., Class A	343	2,207

Redington Ltd.	235,846	404,508

Samsung Electro-Mechanics Co. Ltd.	1,598	147,075

Samsung SDI Co. Ltd.	846	266,538

See Accompanying Notes to the Financial Statements.

240	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electronic Equipment, Instruments & Components – (continued)

Seronics Co. Ltd.*	1,488	$27,434

Shanghai Friendess Electronic Technology Corp. Ltd., Class A	376	12,311

Shengyi Technology Co. Ltd., Class A	9,600	23,075

Shenzhen Kaifa Technology Co. Ltd., Class A	4,700	11,034

Simplo Technology Co. Ltd.	6,040	62,104

Sinbon Electronics Co. Ltd.	3,000	25,621

SOLUM Co. Ltd.*	588	12,582

Solus Advanced Materials Co. Ltd.	377	6,113

STCUBE*	1,739	12,876

Sunny Optical Technology Group Co. Ltd.	11,800	98,854

SUPCON Technology Co. Ltd., Class A	1,771	10,551

Supreme Electronics Co. Ltd.	178,484	305,957

Synnex Technology International Corp.	38,784	82,148

Taiwan Surface Mounting Technology Corp.	1,000	2,818

Taiwan Union Technology Corp.	105,208	345,449

TCL Technology Group Corp., Class A*	41,360	22,211

Test Research, Inc.	69,176	128,179

Tong Hsing Electronic Industries Ltd.	5,956	24,606

TPK Holding Co. Ltd.	143,000	141,303

Tripod Technology Corp.	14,000	71,219

TXC Corp.	10,336	30,560

Unimicron Technology Corp.	35,952	158,506

Unisplendour Corp. Ltd., Class A*	4,900	13,130

Unitech Printed Circuit Board Corp.	247,696	141,279

Universal Scientific Industrial Shanghai Co. Ltd., Class A	4,700	9,332

VS Industry Bhd.	137,700	25,722

Wah Lee Industrial Corp.	66,640	193,746

Investments	Shares	Value

Electronic Equipment, Instruments & Components – (continued)

Walsin Technology Corp.	9,378	$30,214

Weikeng Industrial Co. Ltd.	141,000	116,939

Wingtech Technology Co. Ltd., Class A*	3,100	21,083

Wintek Corp.* ‡	64,000	—

WPG Holdings Ltd.	47,440	104,723

WT Microelectronics Co. Ltd.	14,000	51,149

WUS Printed Circuit Kunshan Co. Ltd., Class A	5,170	13,804

Yageo Corp.	8,347	135,364

Zhejiang Dahua Technology Co. Ltd., Class A	2,900	8,084

Zhen Ding Technology Holding Ltd.	17,150	51,553
		8,901,524

Energy Equipment & Services – 0.3%

ADNOC Drilling Co. PJSC	38,152	37,809

Bumi Armada Bhd.*	1,330,100	153,543

China Oilfield Services Ltd., Class A	5,000	10,658

China Oilfield Services Ltd., Class H	28,000	33,065

COFCO Capital Holdings Co. Ltd., Class A	4,900	4,808

Dialog Group Bhd.	51,700	23,330

Gulf International Services QSC	360,114	271,000

Velesto Energy Bhd.*	340,800	18,240

Yinson Holdings Bhd.	35,800	18,409
		570,862

Entertainment – 0.9%

37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	4,700	13,294

Alibaba Pictures Group Ltd.*	540,000	34,507

Bilibili, Inc., Class Z* (a)	3,760	50,889

China Ruyi Holdings Ltd.* (a)	88,000	20,244

CJ CGV Co. Ltd.*	35,720	135,416

CJ ENM Co. Ltd.*	392	15,122

Cloud Music, Inc.* (b)	2,400	27,283

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	241

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Entertainment – (continued)

CMGE Technology Group Ltd.*	98,000	$16,407

Com2uSCorp	133	4,131

Devsisters Co. Ltd.*	235	8,422

Gamania Digital Entertainment Co. Ltd.	47,000	97,087

HYBE Co. Ltd.*	270	43,882

International Games System Co. Ltd.	2,320	44,562

iQIYI, Inc., ADR* (a)	7,595	35,393

JYP Entertainment Corp.	470	35,706

Kakao Games Corp.*	956	16,493

Kingsoft Corp. Ltd.	15,800	55,126

Krafton, Inc.*	564	68,404

MD Pictures Tbk. PT*	28,800	4,369

MNC Digital Entertainment Tbk. PT*	37,600	7,125

NCSoft Corp.	271	46,653

Neowiz*	470	9,588

NetDragon Websoft Holdings Ltd.	94,000	166,746

NetEase, Inc.	28,800	619,462

Netmarble Corp.* (b)	410	11,718

Nexon Games Co. Ltd.*	1,034	11,484

NHN Corp.*	630	9,959

Pearl Abyss Corp.*	517	18,853

Perfect World Co. Ltd., Class A	4,100	6,723

PVR Inox Ltd.*	2,961	56,840

Saregama India Ltd.	2,498	9,665

SM Entertainment Co. Ltd.	144	10,748

SMI Holdings Group Ltd.* ‡	72,000	—

Studio Dragon Corp.*	188	6,800

Tencent Music Entertainment Group, ADR*	7,897	57,332

Tencent Music Entertainment Group, Class A*	4,700	16,308

Webzen, Inc.	5,640	57,254

Wemade Co. Ltd.	388	11,276

Wemade Max Co. Ltd.*	784	6,026

Wysiwyg Studios Co. Ltd.*	34,216	59,537

XD, Inc.* (b)	8,000	12,105

XPEC Entertainment, Inc.* ‡	14,800	—

Investments	Shares	Value

Entertainment – (continued)

YG Entertainment, Inc.	605	$24,593

Zhejiang Century Huatong Group Co. Ltd., Class A*	11,280	9,033
		1,972,565

Financial Services – 1.4%

Aavas Financiers Ltd.*	2,016	34,088

Aditya Birla Capital Ltd.*	8,967	18,573

Al Waha Capital PJSC	387,750	200,579

Alliance International Education Leasing Holdings Ltd.* (b)	21,000	3,811

Aptus Value Housing Finance India Ltd.	3,822	13,255

AVIC Industry-Finance Holdings Co. Ltd., Class A	23,500	10,693

Bajaj Finserv Ltd.	6,224	117,332

Bajaj Holdings & Investment Ltd.	552	45,922

Can Fin Homes Ltd.	4,678	42,895

Chailease Holding Co. Ltd.	25,881	140,037

Cielo SA	32,900	22,964

Corp. Financiera Colombiana SA	37,459	114,272

CSSC Hong Kong Shipping Co. Ltd.(b)	658,000	116,049

E-Finance for Digital & Financial Investments	7,889	4,482

Far East Horizon Ltd.(a)	52,000	36,618

Fawry for Banking & Payment Technology Services SAE*	44,933	7,497

FirstRand Ltd.	139,825	458,254

Genertec Universal Medical Group Co. Ltd.(b)	305,500	155,003

Grupo de Inversiones Suramericana SA	2,695	21,042

Grupo de Inversiones Suramericana SA (Preference)	3,587	10,414

Home First Finance Co. India Ltd.(b)	1,225	13,275

Housing & Urban Development Corp. Ltd.	144,478	130,581

IIFL Finance Ltd.	3,626	26,989

See Accompanying Notes to the Financial Statements.

242	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Financial Services – (continued)

Indian Railway Finance Corp. Ltd.(b)	50,666	$44,180

Kakaopay Corp.*	398	10,079

L&T Finance Holdings Ltd.	11,562	18,469

LIC Housing Finance Ltd.	9,682	53,399

Meritz Financial Group, Inc.	2,868	106,604

National Investments Co. KSCP	20,286	12,189

NICE Holdings Co. Ltd.	6,170	54,776

One 97 Communications Ltd.*	4,042	44,700

Piramal Enterprises Ltd.	3,384	39,643

PNB Housing Finance Ltd.* (b)	18,800	166,281

Power Finance Corp. Ltd.	42,939	127,179

REC Ltd.	29,397	101,546

Remgro Ltd.	15,463	118,841

Shandong Hi-Speed Holdings Group Ltd.*	49,500	34,415

Turkiye Sinai Kalkinma Bankasi A/S*	488,330	115,641

Yeahka Ltd.*	13,200	24,158

Yuanta Financial Holding Co. Ltd.	368,228	275,873
		3,092,598

Food Products – 2.7%

Adani Wilmar Ltd.*	2,491	9,772

Agthia Group PJSC	10,622	12,869

Alicorp SAA	108,194	163,629

Almarai Co. JSC	3,679	54,818

Anjoy Foods Group Co. Ltd., Class A	500	8,828

Astra Agro Lestari Tbk. PT	131,600	58,406

AVI Ltd.	14,137	52,493

Balrampur Chini Mills Ltd.	3,850	19,105

Beijing Dabeinong Technology Group Co. Ltd., Class A	5,300	5,062

Betagro PCL	24,400	13,917

Bombay Burmah Trading Co.	235	3,821

BRF SA*	343,100	725,932

Britannia Industries Ltd.	1,871	99,473

CCL Products India Ltd.	2,597	18,408

Century Pacific Food, Inc.	17,700	8,735

Charoen Pokphand Enterprise	13,300	37,110

Investments	Shares	Value

Food Products – (continued)

Charoen Pokphand Foods PCL, NVDR	79,900	$41,570

Charoen Pokphand Indonesia Tbk. PT*	115,100	42,026

Cherkizovo Group PJSC‡	2,594	—

China Feihe Ltd.(b)	94,000	58,385

China Huiyuan Juice Group Ltd.* ‡	24,000	—

China Mengniu Dairy Co. Ltd.	47,000	153,471

China Modern Dairy Holdings Ltd.(a)	1,001,000	102,344

China Youran Dairy Group Ltd.(b)	470,000	88,299

Chongqing Fuling Zhacai Group Co. Ltd., Class A	3,120	6,587

CJ CheilJedang Corp.	215	44,972

CJ CheilJedang Corp. (Preference)	104	9,549

COFCO Joycome Foods Ltd.* (b)	1,128,000	262,373

Daesang Corp.	7,549	111,121

Dongwon Industries Co. Ltd.	735	16,245

Foshan Haitian Flavouring & Food Co. Ltd., Class A	5,880	30,251

Garudafood Putra Putri Jaya Tbk. PT	463,100	12,244

Great Wall Enterprise Co. Ltd.	15,840	24,809

Gruma SAB de CV, Class B	3,615	62,823

Grupo Bimbo SAB de CV, Class A, Series A(a)	20,700	84,139

Grupo Nutresa SA	1,692	19,943

Guan Chong Bhd.*	29,400	13,390

Guangdong Haid Group Co. Ltd., Class A	3,400	20,926

Harim Holdings Co. Ltd.	15,698	76,831

Health & Happiness H&H International Holdings Ltd.	94,000	106,198

Heilongjiang Agriculture Co. Ltd., Class A	5,200	9,053

Henan Shuanghui Investment & Development Co. Ltd., Class A	5,000	17,908

Huishan Dairy* ‡	158,000	—

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	243

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food Products – (continued)

Indofood CBP Sukses Makmur Tbk. PT	51,800	$33,751

Indofood Sukses Makmur Tbk. PT	122,200	51,157

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	8,200	30,724

IOI Corp. Bhd.	39,200	32,334

Japfa Comfeed Indonesia Tbk. PT	2,091,500	161,290

JBS SA	18,900	75,068

Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A*	4,800	22,039

Kuala Lumpur Kepong Bhd.	14,131	65,190

Leong Hup International Bhd.(b)	465,300	61,037

Lien Hwa Industrial Holdings Corp.	17,301	33,018

Lotte Wellfood Co. Ltd.	1,128	95,215

M Dias Branco SA	4,700	30,373

Marfrig Global Foods SA	169,200	216,742

Marico Ltd.	8,460	54,519

Mayora Indah Tbk. PT	83,900	15,053

Minerva SA	89,300	134,047

Monde Nissin Corp.* (b)	107,400	15,521

Muyuan Foods Co. Ltd., Class A	7,120	36,738

Nestle India Ltd.	564	164,168

Nestle Malaysia Bhd.	900	23,386

New Hope Liuhe Co. Ltd., Class A*	9,000	12,495

NongShim Co. Ltd.	56	18,431

Orion Corp.	500	44,352

Orion Holdings Corp.	8,037	94,441

Ottogi Corp.	15	4,159

Patanjali Foods Ltd.	1,030	16,922

PPB Group Bhd.	14,080	44,860

QL Resources Bhd.	25,395	29,475

RCL Foods Ltd.*	76,845	33,612

Samyang Foods Co. Ltd.	141	19,147

Samyang Holdings Corp.	2,350	118,148

Investments	Shares	Value

Food Products – (continued)

San Miguel Food and Beverage, Inc.	19,470	$17,466

Sao Martinho SA	3,500	24,603

Sarawak Oil Palms Bhd.	75,200	40,248

Saudia Dairy & Foodstuff Co.	294	23,510

Savola Group (The)	5,095	49,434

Sawit Sumbermas Sarana Tbk. PT	1,311,300	94,519

Shree Renuka Sugars Ltd.*	30,100	17,606

Sime Darby Plantation Bhd.	52,203	47,552

SLC Agricola SA	4,800	34,989

SPC Samlip Co. Ltd.	940	45,032

Srinanaporn Marketing PCL, NVDR	19,500	8,789

Sumber Tani Agung Resources Tbk. PT	1,203,200	65,898

Taisun Enterprise Co. Ltd.	94,000	58,252

Taiwan TEA Corp.*	24,104	14,714

Tata Consumer Products Ltd.	9,983	107,973

Thai Union Group PCL, NVDR	58,800	22,085

Thai Vegetable Oil PCL, NVDR	44,000	25,830

Thaifoods Group PCL, NVDR	1,123,300	100,009

Tiger Brands Ltd.	1,666	15,320

Tingyi Cayman Islands Holding Corp.	30,000	39,798

Toly Bread Co. Ltd., Class A	5,640	6,736

Tres Tentos Agroindustrial SA	42,300	92,518

Triveni Engineering & Industries Ltd.	4,263	18,248

Ulker Biskuvi Sanayi A/S*	68,009	174,273

Uni-President Enterprises Corp.	81,944	171,543

United Plantations Bhd.	9,800	34,720

Universal Robina Corp.	13,530	26,063

Want Want China Holdings Ltd.	94,000	58,385

Yuan Longping High-tech Agriculture Co. Ltd., Class A*	5,100	11,485

Zad Holding Co.	3,286	12,184

Zhou Hei Ya International Holdings Co. Ltd.(a) (b)	47,000	15,497

Zydus Wellnes Ltd.	882	16,221
		5,986,747

See Accompanying Notes to the Financial Statements.

244	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Gas Utilities – 0.6%

Adani Total Gas Ltd.	4,361	$29,557

Aygaz A/S	26,038	126,451

Beijing Enterprises Holdings Ltd.	17,500	58,262

China Gas Holdings Ltd.	84,600	76,009

China Resources Gas Group Ltd.	23,400	69,232

ENN Energy Holdings Ltd.	19,300	147,378

ENN Natural Gas Co. Ltd., Class A	10,000	23,585

GAIL India Ltd.	64,766	92,958

Grupo Energia Bogota SA ESP	50,764	20,431

Gujarat Gas Ltd.	2,679	13,162

Gujarat State Petronet Ltd.	12,995	41,751

Indraprastha Gas Ltd.	4,564	20,959

Korea Gas Corp.*	999	16,902

Kunlun Energy Co. Ltd.	94,000	78,327

Mahanagar Gas Ltd.(b)	1,456	18,054

National Gas & Industrialization Co.	1,155	17,856

Perusahaan Gas Negara Tbk. PT	311,200	24,587

Petronas Gas Bhd.	14,100	50,902

Promigas SA ESP	122,294	125,608

Samchully Co. Ltd.	799	54,724

Towngas Smart Energy Co. Ltd.(a)	423,000	175,155
		1,281,850

Ground Transportation – 0.3%

BTS Group Holdings PCL, NVDR	119,640	24,798

Container Corp. of India Ltd.	4,387	36,262

Daqin Railway Co. Ltd., Class A	38,400	37,833

Full Truck Alliance Co. Ltd., ADR* (a)	10,105	66,390

GMexico Transportes SAB de CV(b)	9,400	19,359

Grupo Traxion SAB de CV, Class A* (a) (b)	9,800	14,461

Localiza Rent a Car SA	11,814	119,171

Lotte Rental Co. Ltd.	5,828	110,903

Investments	Shares	Value

Ground Transportation – (continued)

Rumo SA	18,800	$83,170

SIMPAR SA	117,500	161,233

Theeb Rent A Car Co.	441	7,171

United International Transportation Co.	996	17,841

Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	5,500	8,540
		707,132

Health Care Equipment & Supplies – 0.2%

AK Medical Holdings Ltd.(b)	26,000	25,254

Beijing Chunlizhengda Medical Instruments Co. Ltd., Class H	12,000	22,115

Classys, Inc.	144	3,508

Dentium Co. Ltd.	147	11,875

Eoflow Co. Ltd.*	799	12,838

Hartalega Holdings Bhd.*	30,800	13,382

HLB, Inc.*	1,811	38,815

iRay Technology Co. Ltd., Class A	698	21,313

Jeisys Medical, Inc.*	1,942	15,127

Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	4,800	22,071

Kangji Medical Holdings Ltd.	25,000	20,544

Kossan Rubber Industries Bhd.	68,600	19,438

Lifetech Scientific Corp.*	110,000	33,740

Microport Scientific Corp.*	11,498	18,074

Qingdao Haier Biomedical Co. Ltd., Class A	539	2,691

SD Biosensor, Inc.	990	7,066

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	36,000	33,356

Shanghai MicroPort Endovascular MedTech Group Co. Ltd., Class A	98	2,605

Sri Trang Gloves Thailand PCL, NVDR	68,600	11,165

St Shine Optical Co. Ltd.	2,000	11,192

Supermax Corp. Bhd.	667,400	110,661

TaiDoc Technology Corp.	3,000	13,180

Top Glove Corp. Bhd.*	68,600	10,439

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	245

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Equipment & Supplies – (continued)

Visco Vision, Inc.	3,264	$18,617
		499,066

Health Care Providers & Services – 1.0%

Al Hammadi Holding	1,862	26,801

Apollo Hospitals Enterprise Ltd.	1,544	89,383

Aster DM Healthcare Ltd.* (b)	6,324	25,039

Bangkok Chain Hospital PCL, NVDR	20,800	11,632

Bangkok Dusit Medical Services PCL, NVDR	69,200	51,020

Bumrungrad Hospital PCL, NVDR	4,900	35,446

Celltrion Healthcare Co. Ltd.	1,515	74,597

Chabiotech Co. Ltd.*	1,200	14,261

China Meheco Co. Ltd., Class A	4,700	7,668

China Resources Medical Holdings Co. Ltd.	24,500	14,435

Chularat Hospital PCL, NVDR	101,400	8,915

CM Hospitalar SA	5,000	14,763

Dallah Healthcare Co.	585	23,078

Diagnosticos da America SA*	9,800	18,831

Dr Lal PathLabs Ltd.(b)	822	23,884

Dr Sulaiman Al Habib Medical Services Group Co.	1,355	91,017

Fleury SA	89,300	265,439

Fortis Healthcare Ltd.	11,121	43,137

Global Health Ltd.*	2,401	22,626

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	12,000	31,899

Gushengtang Holdings Ltd.	7,800	46,653

Hapvida Participacoes e Investimentos SA* (b)	75,200	55,024

HLB Life Science Co. Ltd.*	3,167	20,894

Huadong Medicine Co. Ltd., Class A	3,300	19,381

Hygeia Healthcare Holdings Co. Ltd.(a) (b)	6,400	38,647

IHH Healthcare Bhd.	56,400	71,025

Investments	Shares	Value

Health Care Providers & Services – (continued)

Jinxin Fertility Group Ltd.* (a) (b)	73,500	$36,916

KPJ Healthcare Bhd.	49,024	13,171

Krishna Institute of Medical Sciences Ltd.* (b)	1,616	36,628

Life Healthcare Group Holdings Ltd.	17,346	17,182

Max Healthcare Institute Ltd.	11,045	76,113

Medikaloka Hermina Tbk. PT(b)	367,500	35,281

Meinian Onehealth Healthcare Holdings Co. Ltd., Class A*	9,400	7,925

Metro Healthcare Indonesia Tbk. PT*	286,700	8,663

Metropolis Healthcare Ltd.(b)	1,104	18,636

Middle East Healthcare Co.*	1,617	29,740

Mitra Keluarga Karyasehat Tbk. PT(b)	100,200	17,284

MLP Saglik Hizmetleri A/S, Class B* (b)	34,498	186,435

Mouwasat Medical Services Co.	1,320	35,185

Narayana Hrudayalaya Ltd.(b)	2,750	32,898

National Medical Care Co.	931	30,425

Netcare Ltd.	39,592	27,265

New Horizon Health Ltd.* (a) (b)	4,000	9,703

Odontoprev SA	5,390	11,158

Oncoclinicas do Brasil Servicos Medicos SA*	14,400	27,070

Rainbow Children’s Medicare Ltd.	2,496	31,872

Ramkhamhaeng Hospital PCL, NVDR	9,300	10,350

Rede D’Or Sao Luiz SA(b)	18,800	80,598

Selcuk Ecza Deposu Ticaret ve Sanayi A/S	2,597	4,870

Shanghai Pharmaceuticals Holding Co. Ltd., Class A	4,700	11,580

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	23,500	34,178

Sikarin PCL, NVDR	44,000	12,854

Siloam International Hospitals Tbk. PT	165,000	24,929

See Accompanying Notes to the Financial Statements.

246	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Providers & Services – (continued)

Sinopharm Group Co. Ltd., Class H	37,600	$89,860

Thonburi Healthcare Group PCL, NVDR	9,300	16,107

Topchoice Medical Corp., Class A*	500	6,118

Universal Vision Biotechnology Co. Ltd.	2,226	20,383
		2,146,872

Health Care Technology – 0.0%(d)

Lunit, Inc.*	329	31,766

Hotels, Restaurants & Leisure – 2.1%

Abu Dhabi National Hotels	3,825,800	1,000,978

Alamar Foods	539	19,137

Alsea SAB de CV*	23,500	77,765

Ambassador Hotel (The)	65,200	95,081

Americana Restaurants International plc	39,997	40,291

Ananti, Inc.*	23,453	115,481

Asset World Corp. PCL, NVDR	171,900	16,548

Bloomberry Resorts Corp.*	93,100	14,948

Central Plaza Hotel PCL*	7,300	9,139

Chalet Hotels Ltd.*	2,891	19,016

China Travel International Investment Hong Kong Ltd.	122,000	21,673

DoubleUGames Co. Ltd.	3,525	108,056

Easy Trip Planners Ltd.*	16,003	7,602

EIH Ltd.	8,250	22,290

Erawan Group PCL (The), NVDR*	137,100	19,835

Genting Bhd.	47,000	39,754

Genting Malaysia Bhd.	61,100	31,034

Grand Korea Leisure Co. Ltd.*	1,323	15,292

H World Group Ltd.* (a)	23,500	87,848

Haichang Ocean Park Holdings Ltd.* (b)	54,000	6,901

Haidilao International Holding Ltd.(b)	21,164	52,906

Hana Tour Service, Inc.*	450	14,644

Helens International Holdings Co. Ltd.(a)	6,500	4,843

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

Indian Hotels Co. Ltd., Class A	13,329	$61,379

Jahez International Co.*	94	11,050

Jiumaojiu International Holdings Ltd.(a) (b)	14,000	15,208

Jollibee Foods Corp.	7,840	28,326

Jubilant Foodworks Ltd.	4,950	29,783

Kangwon Land, Inc.	2,240	24,331

Leejam Sports Co. JSC	1,131	46,306

Lemon Tree Hotels Ltd.* (b)	19,505	25,734

Lotte Tour Development Co. Ltd.*	1,961	15,696

Magnum Bhd.	446,594	100,295

Meituan, Class B* (b)	68,070	962,163

Minor International PCL, NVDR	48,500	37,783

MK Restaurants Group PCL, NVDR	4,800	5,409

Nayuki Holdings Ltd.* (b)	25,000	12,429

OPAP SA	2,491	42,128

Paradise Co. Ltd.*	421	4,570

Sapphire Foods India Ltd.*	800	12,447

Seera Group Holding*	6,332	39,832

Smartfit Escola de Ginastica e Danca SA	9,400	36,105

Sports Toto Bhd.	361,900	110,139

Sun International Ltd.	61,194	122,408

Tongcheng Travel Holdings Ltd.* (a) (b)	18,800	35,896

Travellers International Hotel Group, Inc.* ‡	209,900	—

TravelSky Technology Ltd., Class H	21,000	33,119

Trip.com Group Ltd.*	8,350	286,849

Tsogo Sun Ltd.	216,341	139,174

Westlife Foodworld Ltd.	3,000	28,595

Wowprime Corp.	3,259	24,014

Yum China Holdings, Inc.	6,439	338,434

Zomato Ltd.*	78,114	98,606
		4,569,270

Household Durables – 0.9%

Amber Enterprises India Ltd.*	935	32,951

Arcelik A/S	5,782	27,753

Bajaj Electricals Ltd.	2,173	26,633

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	247

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Household Durables – (continued)

Coway Co. Ltd.	1,153	$36,881

Crompton Greaves Consumer Electricals Ltd.	7,896	26,744

Cyrela Brazil Realty SA Empreendimentos e Participacoes	103,400	368,861

Dixon Technologies India Ltd.(b)	650	39,828

Eureka Forbes Ltd.*	1,960	11,759

Gree Electric Appliances, Inc. of Zhuhai, Class A	14,100	65,374

Haier Smart Home Co. Ltd., Class A	10,600	32,185

Haier Smart Home Co. Ltd., Class H	37,600	107,640

Hanssem Co. Ltd.	303	11,005

Konka Group Co. Ltd., Class B*	347,800	49,783

LG Electronics, Inc.	2,867	211,647

LG Electronics, Inc. (Preference)	584	19,480

Merry Electronics Co. Ltd.	80,936	221,086

MRV Engenharia e Participacoes SA*	141,000	230,666

Nien Made Enterprise Co. Ltd.	3,000	26,453

PIK Group PJSC* ‡	4,646	—

Shenzhen MTC Co. Ltd., Class A	9,600	7,031

Skyworth Group Ltd.	470,000	169,990

TCL Electronics Holdings Ltd.	329,000	114,368

TTK Prestige Ltd.	1,825	17,551

Vestel Beyaz Esya Sanayi ve Ticaret A/S	18,669	11,066

Vestel Elektronik Sanayi ve Ticaret A/S*	52,264	112,590

Whirlpool of India Ltd.	674	13,294

Zinus, Inc.	3,567	50,314
		2,042,933

Household Products – 0.1%

Blue Moon Group Holdings Ltd.(b)	72,000	19,692

Jyothy Labs Ltd.	6,860	29,876

Investments	Shares	Value

Household Products – (continued)

Kimberly-Clark de Mexico SAB de CV, Class A	23,500	$43,022

Unilever Indonesia Tbk. PT	75,200	17,137

Vinda International Holdings Ltd.	3,000	7,415
		117,142

Independent Power and Renewable Electricity Producers – 1.3%

Aboitiz Power Corp.	34,200	21,669

Absolute Clean Energy PCL, NVDR*	279,200	11,807

ACEN Corp.	100,197	9,359

ACWA Power Co.	1,974	119,442

Adani Green Energy Ltd.*	5,358	58,668

Adani Power Ltd.*	21,009	91,610

AES Brasil Energia SA*	14,700	29,353

Aksa Enerji Uretim A/S, Class B	3,760	4,657

Auren Energia SA	5,000	13,306

B Grimm Power PCL, NVDR	19,500	11,990

Bajel Projects Ltd.*	2,173	3,418

Banpu Power PCL, NVDR	19,300	7,571

BCPG PCL, NVDR	78,300	19,280

Canvest Environmental Protection Group Co. Ltd.(b)	188,000	91,061

CECEP Solar Energy Co. Ltd., Class A	9,600	7,530

CGN New Energy Holdings Co. Ltd.(a)	470,000	122,537

CGN Power Co. Ltd., Class A	44,000	17,857

CGN Power Co. Ltd., Class H(b)	329,000	79,048

China Longyuan Power Group Corp. Ltd., Class H	94,000	79,649

China National Nuclear Power Co. Ltd., Class A	39,900	40,456

China Power International Development Ltd.(a)	141,000	54,781

China Resources Power Holdings Co. Ltd.	54,000	104,624

China Three Gorges Renewables Group Co. Ltd., Class A	47,000	30,828

See Accompanying Notes to the Financial Statements.

248	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Independent Power and Renewable Electricity Producers – (continued)

China Yangtze Power Co. Ltd., Class A	32,900	$101,468

CK Power PCL, NVDR	112,600	9,461

Colbun SA	169,153	24,479

Datang International Power Generation Co. Ltd., Class H	128,000	19,303

Electricity Generating PCL, NVDR	4,900	16,632

Enel Generacion Peru SAA	13,072	11,589

Energy Absolute PCL, NVDR	28,100	32,836

Eneva SA*	18,800	40,336

Engie Brasil Energia SA	4,700	36,627

First Gen Corp.	136,300	43,431

Fujian Funeng Co. Ltd., Class A	12,740	14,902

GD Power Development Co. Ltd., Class A	42,500	21,139

Global Power Synergy PCL, NVDR	13,700	14,865

Guangdong Electric Power Development Co. Ltd., Class A*	4,900	3,589

Guangdong Electric Power Development Co. Ltd., Class B*	67,200	18,980

Gulf Energy Development PCL, NVDR	92,900	111,788

Huadian Power International Corp. Ltd., Class A	26,500	17,780

Huadian Power International Corp. Ltd., Class H	38,000	15,249

Huaneng Lancang River Hydropower, Inc., Class A	15,000	15,742

Huaneng Power International, Inc., Class A*	24,000	24,957

Huaneng Power International, Inc., Class H* (a)	96,000	44,905

Hubei Energy Group Co. Ltd., Class A	4,700	2,762

Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd., Class A	9,800	4,808

Investments	Shares	Value

Independent Power and Renewable Electricity Producers – (continued)

Jilin Electric Power Co. Ltd., Class A	28,800	$18,418

JSW Energy Ltd.	5,875	27,223

Malakoff Corp. Bhd.	841,300	104,180

Margun Enerji Uretim Sanayi ve Ticaret A/S	4,508	9,361

Mega First Corp. Bhd.	249,100	180,897

NHPC Ltd.	79,420	47,885

NLC India Ltd.	88,830	142,967

NTPC Ltd.	127,953	362,380

OGK-2 PJSC‡	11,431,280	—

Omega Energia SA*	47,000	70,831

Ratch Group PCL, NVDR	24,500	21,983

Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	26,687	15,001

Shandong Hi-Speed New Energy Group Ltd.*	207,600	67,391

Shanghai Electric Power Co. Ltd., Class A	10,000	11,943

Shenergy Co. Ltd., Class A	4,900	3,944

Shenzhen Energy Group Co. Ltd., Class A	10,600	8,951

Sichuan Chuantou Energy Co. Ltd., Class A	9,400	18,895

Super Energy Corp. PCL, NVDR*	431,200	5,159

Terna Energy SA	1,276	19,138

TPI Polene Power PCL, NVDR	1,018,800	93,539

Unipro PJSC* ‡	5,337,000	—

Wintime Energy Group Co. Ltd., Class A*	76,800	14,377

Xinyi Energy Holdings Ltd.	3,265	572

Zhejiang Zheneng Electric Power Co. Ltd., Class A*	28,800	17,946

Zorlu Enerji Elektrik Uretim A/S*	49,256	9,227
		2,950,337

Industrial Conglomerates – 2.3%

3M India Ltd.	69	24,666

Aamal Co.	550,652	124,165

Aboitiz Equity Ventures, Inc.	64,390	51,975

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	249

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Industrial Conglomerates – (continued)

AG Anadolu Grubu Holding A/S	3,478	$25,250

Alarko Holding A/S	2,646	9,464

Alfa SAB de CV, Class A	89,300	55,599

Alliance Global Group, Inc.	56,400	10,536

Alpha Dhabi Holding PJSC*	39,433	202,694

AntarChile SA	3,206	25,886

Apar Industries Ltd.	637	39,627

Astra Industrial Group	1,753	42,521

Astra International Tbk. PT	549,900	199,916

Ayala Corp.	4,030	43,006

Bidvest Group Ltd. (The)	5,033	70,825

China Baoan Group Co. Ltd., Class A	5,500	7,764

CITIC Ltd.	188,000	159,778

CJ Corp.	343	21,359

DMCI Holdings, Inc.	121,000	19,555

Doosan Co. Ltd.	352	19,391

Dubai Investments PJSC	38,220	23,517

Far Eastern New Century Corp.	94,000	85,494

Fosun International Ltd.	48,000	28,709

Godrej Industries Ltd.*	3,377	25,502

Grupo Carso SAB de CV, Series A1	9,400	59,858

GS Holdings Corp.	1,200	35,008

GT Capital Holdings, Inc.	2,400	23,222

Hanwha Corp.	1,692	27,813

HAP Seng Consolidated Bhd.	11,900	12,263

Hong Leong Industries Bhd.	9,800	18,512

Hosken Consolidated Investments Ltd.	17,202	178,949

Hyosung Corp.	201	8,781

Industries Qatar QSC	30,540	102,499

International Holding Co. PJSC*	13,301	1,447,068

JG Summit Holdings, Inc.	34,311	22,223

KOC Holding A/S	34,451	166,576

LG Corp.	3,055	174,630

Lotte Corp.	1,392	26,798

LT Group, Inc.	98,000	15,286

LX Holdings Corp.	752	3,758

Multiply Group PJSC*	96,713	89,525

Investments	Shares	Value

Industrial Conglomerates – (continued)

Mytilineos SA	2,685	$99,275

National Industries Group Holding SAK	35,856	20,618

Quinenco SA	8,136	21,950

Reunert Ltd.	65,659	205,555

Samsung C&T Corp.	2,450	193,562

San Miguel Corp.	13,510	25,025

Shanghai Industrial Holdings Ltd.	146,000	178,568

Siemens Ltd.	1,281	51,249

Sigdo Koppers SA	111,860	146,805

Sime Darby Bhd.	79,800	38,355

SK Square Co. Ltd.*	2,820	88,846

SK, Inc.	1,034	108,717

SM Investments Corp.	7,990	112,795

Sunway Bhd.	44,100	17,124

Turkiye Sise ve Cam Fabrikalari A/S	34,639	57,959
		5,096,371

Industrial REITs – 0.5%

Equites Property Fund Ltd., REIT(a)	327,355	199,938

ESR Kendall Square REIT Co. Ltd., REIT	3,896	9,231

FIBRA Macquarie Mexico, REIT(b)	286,700	443,716

Prologis Property Mexico SA de CV, REIT(a)	9,400	33,642

TF Administradora Industrial S de RL de CV, REIT	305,500	495,149
		1,181,676

Insurance – 2.9%

Abu Dhabi National Insurance Co. PSC	111,437	182,947

Al Rajhi Co. for Co-operative Insurance*	705	27,962

Allianz Malaysia Bhd.	23,500	79,016

Anadolu Anonim Turk Sigorta Sirketi*	63,920	133,069

Bangkok Insurance PCL, NVDR	9,400	78,197

Bangkok Life Assurance PCL, NVDR	19,600	12,651

See Accompanying Notes to the Financial Statements.

250	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

BB Seguridade Participacoes SA	9,400	$57,336

Bupa Arabia for Cooperative Insurance Co.	327	18,566

Caixa Seguridade Participacoes SA	15,000	32,183

Capital Financial Indonesia Tbk. PT*	156,800	5,478

Cathay Financial Holding Co. Ltd.	262,552	355,358

Central Reinsurance Co. Ltd.*	13,263	9,180

China Development Financial Holding Corp.*	470,000	163,743

China Life Insurance Co. Ltd., Class H	191,000	258,748

China Pacific Insurance Group Co. Ltd., Class A	18,600	70,531

China Pacific Insurance Group Co. Ltd., Class H	65,800	162,133

China Taiping Insurance Holdings Co. Ltd.	31,800	29,343

Co. for Cooperative Insurance (The)	1,168	37,609

DB Insurance Co. Ltd.	1,363	88,710

Dhipaya Group Holdings PCL, NVDR	14,600	13,811

Discovery Ltd.	8,046	55,185

Fubon Financial Holding Co. Ltd.	232,496	430,800

General Insurance Corp. of India(b)	7,546	20,669

Hanwha Life Insurance Co. Ltd.*	12,318	25,264

HDFC Life Insurance Co. Ltd.(b)	15,980	118,681

Hyundai Marine & Fire Insurance Co. Ltd.	1,262	29,435

ICICI Lombard General Insurance Co. Ltd.(b)	3,465	57,174

ICICI Prudential Life Insurance Co. Ltd.(b)	5,552	35,026

Korean Reinsurance Co.	33,511	220,090

LPI Capital Bhd.	4,900	12,321

Max Financial Services Ltd.*	2,721	29,874

Investments	Shares	Value

Insurance – (continued)

Mercuries & Associates Holding Ltd.*	165,975	$64,476

Mercuries Life Insurance Co. Ltd.*	147,000	22,842

Mirae Asset Life Insurance Co. Ltd.*	15,604	58,347

Momentum Metropolitan Holdings	39,089	43,724

New China Life Insurance Co. Ltd., Class A	4,700	21,451

New China Life Insurance Co. Ltd., Class H	23,500	51,477

Old Mutual Ltd.	123,046	77,778

OUTsurance Group Ltd.	10,487	22,555

PB Fintech Ltd.*	4,982	41,928

People’s Insurance Co. Group of China Ltd. (The), Class H	217,000	71,551

PICC Property & Casualty Co. Ltd., Class H	188,000	214,800

Ping An Insurance Group Co. of China Ltd., Class A	23,600	146,603

Ping An Insurance Group Co. of China Ltd., Class H	171,000	876,352

Porto Seguro SA*	5,000	24,995

Qatar Insurance Co. SAQ*	638,166	431,871

Qualitas Controladora SAB de CV	4,700	38,768

Samsung Fire & Marine Insurance Co. Ltd.	955	182,790

Samsung Life Insurance Co. Ltd.	2,444	130,836

Sanlam Ltd.	46,765	163,068

Santam Ltd.(a)	723	10,532

SBI Life Insurance Co. Ltd.(b)	7,078	116,284

Shin Kong Financial Holding Co. Ltd.*	423,000	113,330

Shinkong Insurance Co. Ltd.	91,856	188,895

Star Health & Allied Insurance Co. Ltd.*	1,470	10,240

Syarikat Takaful Malaysia Keluarga Bhd.	235,000	181,509

Thai Life Insurance PCL, NVDR	63,600	19,641

Tongyang Life Insurance Co. Ltd.*	12,850	41,722

Waterdrop, Inc., ADR*	7,350	7,571

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	251

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

ZhongAn Online P&C Insurance Co. Ltd., Class H* (a) (b)	11,000	$30,155
		6,257,181

Interactive Media & Services – 2.6%

AfreecaTV Co. Ltd.	275	13,622

Autohome, Inc., Class A(a)	5,000	32,621

Baidu, Inc., Class A*	35,250	462,666

Connectwave Co. Ltd.*	882	6,772

Info Edge India Ltd.	1,266	62,104

JOYY, Inc., ADR	17,625	685,965

Kakao Corp.	4,794	134,177

Kuaishou Technology* (b)	37,600	241,950

Meitu, Inc.* (a) (b)	98,000	39,202

NAVER Corp.	2,303	319,560

Tencent Holdings Ltd.	97,400	3,599,939

Weibo Corp., Class A(a)	1,960	22,983
		5,621,561

IT Services – 1.3%

Al Moammar Information Systems Co.	505	18,307

Arabian Internet & Communications Services Co.	551	45,941

Chinasoft International Ltd.	46,000	33,333

Chindata Group Holdings Ltd., ADR* (a)	7,285	64,691

Coforge Ltd.	987	59,086

Elm Co.	336	62,801

GDS Holdings Ltd., Class A*	14,700	18,186

Happiest Minds Technologies Ltd.	2,940	28,931

HCL Technologies Ltd.	16,309	249,947

Hyundai Autoever Corp.	94	9,048

Infosys Ltd.	55,294	908,785

Jasmine Technology Solution PCL, NVDR*	4,100	3,793

LTIMindtree Ltd.(b)	1,408	85,577

Mphasis Ltd.	833	21,244

Investments	Shares	Value

IT Services – (continued)

Perfect Presentation For Commercial Services Co.	1,715	$9,417

Persistent Systems Ltd.	884	65,406

Posco DX Co. Ltd.	816	29,636

Samsung SDS Co. Ltd.	1,128	115,427

Sonata Software Ltd.	2,795	38,728

Systex Corp.	13,000	40,080

Tata Consultancy Services Ltd.	15,745	637,062

Tech Mahindra Ltd.	10,058	136,889

Wipro Ltd.	20,539	94,186
		2,776,501

Leisure Products – 0.2%

Advanced International Multitech Co. Ltd.	47,000	96,072

Ferretti SpA	32,900	96,287

Fusheng Precision Co. Ltd.	4,416	27,570

Giant Manufacturing Co. Ltd.	5,181	26,037

GOLFZON Co. Ltd.	1,645	105,968

Johnson Health Tech Co. Ltd.	2,000	4,064

Merida Industry Co. Ltd.	5,350	27,298

Topkey Corp.	3,456	17,155
		400,451

Life Sciences Tools & Services – 0.2%

Divi’s Laboratories Ltd.	1,927	78,422

EirGenix, Inc.*	6,144	20,174

Genscript Biotech Corp.*	20,000	58,022

Hangzhou Tigermed Consulting Co. Ltd., Class H(b)	4,900	27,523

LegoChem Biosciences, Inc.*	1,224	33,488

Samsung Biologics Co. Ltd.* (b)	282	148,042

ST Pharm Co. Ltd.	141	7,099

Syngene International Ltd.(b)	1,400	11,439

WuXi AppTec Co. Ltd., Class A	4,060	47,995

WuXi AppTec Co. Ltd., Class H(a) (b)	4,718	56,679
		488,883

Machinery – 0.8%

AIA Engineering Ltd.	600	25,335

Airtac International Group	1,913	62,518

Ashok Leyland Ltd.	29,258	58,932

See Accompanying Notes to the Financial Statements.

252	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

China CSSC Holdings Ltd., Class A	5,900	$20,865

China International Marine Containers Group Co. Ltd., Class A	9,600	8,684

China International Marine Containers Group Co. Ltd., Class H	9,400	4,949

CIMC Enric Holdings Ltd.	30,000	25,458

Cochin Shipyard Ltd.(b)	1,536	17,551

Craftsman Automation Ltd.	343	20,058

Creative & Innovative System*	2,703	17,953

CSBC Corp. Taiwan*	25,144	15,621

Cummins India Ltd.	2,280	45,911

Doosan Bobcat, Inc.	1,222	35,062

Elgi Equipments Ltd.	8,504	51,616

Enplus Co. Ltd.*	2,695	8,082

Escorts Kubota Ltd.	564	21,220

GMM Pfaudler Ltd.	490	10,211

Grindwell Norton Ltd.	771	19,858

Haitian International Holdings Ltd.	16,000	38,116

Hana Technology Co. Ltd.*	245	11,882

Hanwha Ocean Co. Ltd.*	705	12,319

HD Hyundai Construction Equipment Co. Ltd.	392	12,916

HD Hyundai Heavy Industries Co. Ltd.*	282	21,319

HD Hyundai Infracore Co. Ltd.	3,822	18,932

HD Korea Shipbuilding & Offshore Engineering Co. Ltd.*	1,269	84,847

Hiwin Technologies Corp.	5,535	33,362

Hyundai Elevator Co. Ltd.	882	28,212

Hyundai Mipo Dockyard Co. Ltd.*	400	20,525

Hyundai Rotem Co. Ltd.*	1,175	20,228

Jiangsu Hengli Hydraulic Co. Ltd., Class A	2,500	19,233

Kangwon Energy Co. Ltd.*	637	8,584

Kaori Heat Treatment Co. Ltd.	3,640	23,455

Kinik Co.	6,000	30,060

Investments	Shares	Value

Machinery – (continued)

KSB Ltd.	539	$19,820

Lakshmi Machine Works Ltd.	282	44,723

LK Technology Holdings Ltd.	22,000	18,866

Ningbo Deye Technology Co. Ltd., Class A	900	8,501

Otokar Otomotiv ve Savunma Sanayi A/S*	2,058	29,059

Pentamaster Corp. Bhd.	21,200	22,248

People & Technology, Inc.	441	16,049

Rainbow Robotics*	144	15,034

Sam Engineering & Equipment M Bhd.	4,700	4,271

Samsung Heavy Industries Co. Ltd.*	10,763	54,351

Sany Heavy Equipment International Holdings Co. Ltd.	12,000	15,766

Sany Heavy Industry Co. Ltd., Class A	14,100	27,880

Schaeffler India Ltd.	846	28,628

SFA Engineering Corp.	704	14,517

Shanghai Zhenhua Heavy Industries Co. Ltd., Class B*	96,000	19,392

Sinotruk Hong Kong Ltd.	23,500	44,209

SK oceanplant Co. Ltd.*	1,219	14,478

SKF India Ltd.	385	22,707

Sunonwealth Electric Machine Industry Co. Ltd.	8,464	22,703

Thermax Ltd.	944	32,106

Tian Di Science & Technology Co. Ltd., Class A	4,900	3,455

Timken India Ltd.	329	11,463

Turk Traktor ve Ziraat Makineleri A/S	793	20,315

UWC Bhd.*	20,400	15,628

Waffer Technology Corp.	5,280	17,581

Weichai Power Co. Ltd., Class A	23,500	44,572

Weichai Power Co. Ltd., Class H	47,000	70,278

XCMG Construction Machinery Co. Ltd., Class A	28,800	22,550

Yangzijiang Shipbuilding Holdings Ltd.	70,500	74,614

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	253

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	4,800	$17,539

Zhengzhou Coal Mining Machinery Group Co. Ltd., Class H	10,000	9,432

Zhuzhou CRRC Times Electric Co. Ltd., Class H	11,600	37,433

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	17,700	15,528

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	29,200	15,151
		1,704,721

Marine Transportation – 0.4%

Cia Sud Americana de Vapores SA	402,367	22,272

COSCO SHIPPING Holdings Co. Ltd., Class H	94,000	95,507

Evergreen Marine Corp. Taiwan Ltd.	29,023	96,192

Far-Eastern Shipping Co. plc* ‡	302,500	—

HMM Co. Ltd.	6,251	67,437

Korea Line Corp.*	57,669	71,310

Log-in Logistica Intermodal SA*	2,112	17,104

MISC Bhd.	22,400	34,085

Orient Overseas International Ltd.(a)	3,500	44,127

Pan Ocean Co. Ltd.	6,321	20,125

Precious Shipping PCL, NVDR	305,500	71,397

Qatar Navigation QSC	18,292	45,270

Regional Container Lines PCL, NVDR	89,200	48,642

Shanghai Zhonggu Logistics Co. Ltd., Class A	7,252	9,384

Shipping Corp. of India Land & Assets Ltd.* ‡	61,005	23,403

Temas Tbk. PT	4,107,800	40,082

Transcoal Pacific Tbk. PT	14,100	7,745

U-Ming Marine Transport Corp.	14,000	19,121

Investments	Shares	Value

Marine Transportation – (continued)

Wan Hai Lines Ltd.	47,000	$66,946

Wisdom Marine Lines Co. Ltd.	11,898	15,297

Yang Ming Marine Transport Corp.	50,000	64,899
		880,345

Media – 0.3%

Affle India Ltd.*	2,401	30,319

Arabian Contracting Services Co.	588	31,629

Astro Malaysia Holdings Bhd.	1,095,100	95,386

Cheil Worldwide, Inc.	1,392	20,469

China Literature Ltd.* (b)	6,200	20,879

China South Publishing & Media Group Co. Ltd., Class A	14,200	21,985

Chinese Universe Publishing and Media Group Co. Ltd., Class A	12,600	19,921

Elang Mahkota Teknologi Tbk. PT	648,000	20,396

Focus Media Information Technology Co. Ltd., Class A	23,500	22,222

Grupo Televisa SAB, Series CPO(a)	48,514	22,224

Innocean Worldwide, Inc.	3,384	109,246

Megacable Holdings SAB de CV(a)	14,100	27,539

MultiChoice Group*	7,200	26,811

Network18 Media & Investments Ltd.*	80,934	66,296

Saudi Research & Media Group*	605	22,738

Surya Citra Media Tbk. PT	11,801,700	112,185

TY Holdings Co. Ltd.	5,232	20,300

VGI PCL, NVDR	127,300	6,800

Zee Entertainment Enterprises Ltd.*	16,732	52,090
		749,435

Metals & Mining – 5.0%

Adaro Minerals Indonesia Tbk. PT*	120,400	8,337

African Rainbow Minerals Ltd.	3,744	30,672

See Accompanying Notes to the Financial Statements.

254	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Al Masane Al Kobra Mining Co.	1,403	$19,708

Alrosa PJSC‡	85,800	—

Aluminum Corp. of China Ltd., Class A	4,800	4,067

Aluminum Corp. of China Ltd., Class H	94,000	50,336

Aneka Tambang Tbk.	201,400	21,617

Angang Steel Co. Ltd., Class H	38,000	8,353

Anglo American Platinum Ltd.	1,410	46,933

Anglogold Ashanti plc	6,533	120,053

APL Apollo Tubes Ltd.	3,225	60,631

Baoshan Iron & Steel Co. Ltd., Class A	56,400	48,245

Beijing Shougang Co. Ltd., Class A*	10,600	5,620

Borusan Mannesmann Boru Sanayi ve Ticaret A/S*	14,852	484,520

Bradespar SA	14,100	57,261

Bradespar SA (Preference)	98,700	437,231

Bumi Resources Minerals Tbk. PT*	1,235,000	15,083

CAP SA	26,743	145,703

Century Iron & Steel Industrial Co. Ltd.	6,000	27,840

China Gold International Resources Corp. Ltd.	4,900	20,916

China Hongqiao Group Ltd.(a)	70,500	65,954

China Metal Recycling Holdings Ltd.* ‡	51,000	—

China Nonferrous Mining Corp. Ltd.	49,000	29,746

China Northern Rare Earth Group High-Tech Co. Ltd., Class A	5,300	15,136

China Steel Corp.	194,000	144,446

China Zhongwang Holdings Ltd.* ‡	699,600	—

Chung Hung Steel Corp.	23,000	15,281

Cia de Ferro Ligas da Bahia FERBASA (Preference)	14,100	135,967

Cia Siderurgica Nacional SA	18,800	43,841

Investments	Shares	Value

Metals & Mining – (continued)

Citic Pacific Special Steel Group Co. Ltd., Class A	10,600	$21,017

CMOC Group Ltd., Class A	43,200	32,704

CMOC Group Ltd., Class H	102,000	60,747

Dongkuk Holdings Co. Ltd.	3,869	24,666

DRDGOLD Ltd.	10,054	8,806

Eregli Demir ve Celik Fabrikalari TAS*	38,728	51,824

EVERGREEN Steel Corp.	87,896	191,049

Ezz Steel Co. SAE*	74,166	179,653

Feng Hsin Steel Co. Ltd.	15,408	29,880

GEM Co. Ltd., Class A	28,800	23,062

Gerdau SA (Preference)	29,670	128,082

Gloria Material Technology Corp.	19,352	26,610

Gold Fields Ltd.	14,100	186,880

Grupo Mexico SAB de CV, Series B	84,600	344,576

Harmony Gold Mining Co. Ltd.	14,133	65,113

Henan Shenhuo Coal & Power Co. Ltd., Class A	5,500	12,378

Hesteel Co. Ltd., Class A	37,600	11,509

Hindalco Industries Ltd.	39,668	218,925

Hindustan Copper Ltd.	16,483	28,350

Hsin Kuang Steel Co. Ltd.	12,144	17,448

Huaibei Mining Holdings Co. Ltd., Class A	9,400	18,856

Hunan Valin Steel Co. Ltd., Class A	23,500	18,721

Hyundai Steel Co.	2,023	49,057

Impala Platinum Holdings Ltd.	24,182	100,201

Industrias CH SAB de CV, Class B, Series B*	1,147	12,262

Industrias Penoles SAB de CV* (a)	2,585	28,820

Inner Mongolia BaoTou Steel Union Co. Ltd., Class A*	70,500	15,607

Inner Mongolia ERDOS Resources Co. Ltd., Class A	6,272	8,013

Inner Mongolia ERDOS Resources Co. Ltd., Class B	10,388	9,412

Jiangxi Copper Co. Ltd., Class A	9,400	23,570

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	255

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Jiangxi Copper Co. Ltd., Class H	31,000	$43,897

Jinchuan Group International Resources Co. Ltd.(a)	752,000	45,651

Jindal Stainless Ltd.	134,420	714,490

Jindal Steel & Power Ltd.	10,058	76,566

JSW Steel Ltd.	14,382	127,196

Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class A	4,508	3,394

Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class D	25,039	22,090

KG DONGBUSTEEL	11,609	60,428

Korea Zinc Co. Ltd.	188	65,286

Koza Altin Isletmeleri A/S	27,440	21,298

Koza Anadolu Metal Madencilik Isletmeleri A/S*	74,730	138,933

Kumba Iron Ore Ltd.	1,440	37,932

Lloyds Metals & Energy Ltd.*	4,704	29,122

Maanshan Iron & Steel Co. Ltd., Class A	21,200	7,996

Maanshan Iron & Steel Co. Ltd., Class H	22,000	3,627

Magnitogorsk Iron & Steel Works PJSC* ‡	45,174	—

Merdeka Copper Gold Tbk. PT*	221,062	31,034

Metalurgica Gerdau SA (Preference)	21,400	43,835

Minsur SA*	127,746	132,241

MMC Norilsk Nickel PJSC* ‡	2,090	—

MMG Ltd.* (a)	84,000	24,799

National Aluminium Co. Ltd.	360,255	399,160

Nickel Asia Corp.	1,442,900	138,594

NMDC Ltd.	31,067	57,538

Northam Platinum Holdings Ltd.	10,105	60,635

Novolipetsk Steel PJSC* ‡	51,150	—

Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A*	14,100	6,724

PMB Technology Bhd.*	4,700	3,009

Investments	Shares	Value

Metals & Mining – (continued)

Polyus PJSC* ‡	1,155	$—

Poongsan Corp.	784	20,869

POSCO Holdings, Inc.	2,021	615,780

Posco M-Tech Co. Ltd.	931	14,614

Press Metal Aluminium Holdings Bhd.	56,400	58,241

Qatar Aluminum Manufacturing Co.	42,858	14,572

Raspadskaya OJSC* ‡	4,240	—

Ratnamani Metals & Tubes Ltd.	1,265	42,037

Sam-A Aluminum Co. Ltd.	245	22,622

Saudi Arabian Mining Co.*	19,228	184,510

SeAH Besteel Holdings Corp.	5,499	88,559

SeAH Steel Holdings Corp.	663	98,182

Severstal PAO* ‡	5,995	—

Shandong Gold Mining Co. Ltd., Class A	5,100	16,649

Shandong Gold Mining Co. Ltd., Class H(b)	12,250	23,077

Shandong Nanshan Aluminum Co. Ltd., Class A	18,800	7,964

Shanxi Meijin Energy Co. Ltd., Class A*	9,400	9,004

Shanxi Taigang Stainless Steel Co. Ltd., Class A	15,900	8,495

Shougang Fushan Resources Group Ltd.	1,270,000	417,133

Sibanye Stillwater Ltd.	76,093	97,009

Steel Authority of India Ltd.	44,288	44,603

TA Chen Stainless Pipe	56,800	64,882

Tata Steel Ltd.	214,179	305,478

TCC Steel	735	28,300

Tiangong International Co. Ltd.	564,000	165,785

Tianshan Aluminum Group Co. Ltd., Class A	10,600	9,386

Tongling Nonferrous Metals Group Co. Ltd., Class A	29,400	12,494

Tung Ho Steel Enterprise Corp.	17,050	34,168

United Co. RUSAL International PJSC* ‡	75,100	—

Usha Martin Ltd.	6,762	24,170

Usinas Siderurgicas de Minas Gerais SA Usiminas (Preference), Class A	183,300	240,256

See Accompanying Notes to the Financial Statements.

256	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Vale Indonesia Tbk. PT	28,200	$8,788

Vale SA	98,700	1,350,447

Vedanta Ltd.	28,012	72,874

VSMPO-AVISMA Corp. PJSC‡	53	—

Western Mining Co. Ltd., Class A	4,800	8,238

Western Superconducting Technologies Co. Ltd., Class A	1,052	6,591

Xiamen Tungsten Co. Ltd., Class A	3,900	9,033

YongXing Special Materials Technology Co. Ltd., Class A	3,800	25,937

Young Poong Corp.	282	98,033

Yunnan Aluminium Co. Ltd., Class A	6,300	11,983

Yunnan Copper Co. Ltd., Class A	4,800	7,241

Yunnan Tin Co. Ltd., Class A	9,600	18,497

Zhaojin Mining Industry Co. Ltd., Class H(a)	24,500	30,623

Zhejiang Huayou Cobalt Co. Ltd., Class A	6,940	34,889

Zijin Mining Group Co. Ltd., Class A	46,200	78,535

Zijin Mining Group Co. Ltd., Class H	160,000	248,652
		10,985,970

Multi-Utilities – 0.1%

Dubai Electricity & Water Authority PJSC	132,493	85,851

Power & Water Utility Co. for Jubail & Yanbu	1,225	17,763

Qatar Electricity & Water Co. QSC	8,754	39,767

YTL Corp. Bhd.	83,300	25,526

YTL Power International Bhd.	78,431	34,734
		203,641

Office REITs – 0.0%(d)

AREIT, Inc., REIT	30,000	17,342

Embassy Office Parks REIT, REIT	8,680	32,492

Investments	Shares	Value

Office REITs – (continued)

JR Global Reit, REIT	7,119	$20,742

RL Commercial REIT, Inc., REIT	164,500	13,742

Shinhan Alpha REIT Co. Ltd., REIT	3,773	17,125
		101,443

Oil, Gas & Consumable Fuels – 5.4%

3R Petroleum Oleo E Gas SA*	82,732	532,188

ABM Investama Tbk. PT	206,800	49,731

Adaro Energy Indonesia Tbk. PT	366,700	59,097

Aegis Logistics Ltd.	4,841	17,001

AKR Corporindo Tbk. PT	140,000	13,132

Aldrees Petroleum and Transport Services Co.	1,690	52,976

Bangchak Corp. PCL, NVDR	14,000	16,067

Banpu PCL, NVDR	93,200	19,707

Bashneft PJSC‡	1,305	—

Bashneft PJSC (Preference)‡	1,163	—

Bayan Resources Tbk. PT	126,900	145,593

Bharat Petroleum Corp. Ltd.	27,252	114,315

Bukit Asam Tbk. PT	106,000	16,549

Bumi Resources Tbk. PT*	4,937,100	35,121

China Coal Energy Co. Ltd., Class A	16,100	18,920

China Coal Energy Co. Ltd., Class H	49,000	38,451

China Merchants Energy Shipping Co. Ltd., Class A	14,100	12,389

China Petroleum & Chemical Corp., Class A	122,200	91,173

China Petroleum & Chemical Corp., Class H	658,000	336,375

China Shenhua Energy Co. Ltd., Class A	18,800	77,891

China Shenhua Energy Co. Ltd., Class H	94,000	288,321

China Suntien Green Energy Corp. Ltd., Class H(a)	50,000	17,381

Coal India Ltd.	57,387	216,600

Cosan SA	32,900	102,751

COSCO SHIPPING Energy Transportation Co. Ltd., Class A	8,600	16,946

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	257

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

COSCO SHIPPING Energy Transportation Co. Ltd., Class H(a)	16,000	$16,931

Dana Gas PJSC	2,170,037	478,554

Ecopetrol SA	140,483	82,282

Empresas Copec SA	10,011	66,060

Esso Thailand PCL, NVDR	460,600	122,382

Exxaro Resources Ltd.	5,875	58,591

Formosa Petrochemical Corp.	29,000	70,723

Gazprom PJSC* ‡	412,500	—

Great Eastern Shipping Co. Ltd. (The)	39,856	380,208

Guanghui Energy Co. Ltd., Class A	15,100	15,475

Harum Energy Tbk. PT	1,090,400	110,859

HD Hyundai Co. Ltd.	1,445	61,414

Helleniq Energy Holdings SA	1,316	9,640

Hibiscus Petroleum Bhd.	274,480	153,817

Hindustan Petroleum Corp. Ltd.*	17,484	52,016

Indian Oil Corp. Ltd.	103,353	111,349

Indika Energy Tbk. PT	615,200	70,292

Indo Tambangraya Megah Tbk. PT	9,400	15,696

Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	5,300	9,850

Inner Mongolia Yitai Coal Co. Ltd., Class B*	30,300	41,572

IRPC PCL, NVDR	401,800	21,464

Jinneng Holding Shanxi Coal Industry Co. Ltd., Class A	4,900	7,888

Jizhong Energy Resources Co. Ltd., Class A	4,800	4,204

LUKOIL PJSC‡	12,265	—

Mangalore Refinery & Petrochemicals Ltd.*	72,804	90,678

Medco Energi Internasional Tbk. PT	178,600	14,335

MOL Hungarian Oil & Gas plc	13,865	110,077

Motor Oil Hellas Corinth Refineries SA	1,579	37,553

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Nanjing Tanker Corp., Class A*	9,800	$4,004

Novatek PJSC‡	20,020	—

Oil & Natural Gas Corp. Ltd.	107,912	241,270

Oil India Ltd.	12,119	43,500

PetroChina Co. Ltd., Class H	564,000	367,610

Petroleo Brasileiro SA	98,700	740,593

Petroleo Brasileiro SA (Preference)	126,900	874,183

Petronas Dagangan Bhd.	4,900	23,510

Petronet LNG Ltd.	19,599	46,986

Petroreconcavo SA	56,400	231,952

Pingdingshan Tianan Coal Mining Co. Ltd., Class A	9,800	13,391

PRIO SA*	21,100	199,578

Productive Technologies Co. Ltd.*	90,000	8,627

PTT Exploration & Production PCL	469	2,140

PTT Exploration & Production PCL, NVDR	37,531	171,248

PTT PCL, NVDR	220,900	204,352

Qatar Fuel QSC	8,416	34,325

Qatar Gas Transport Co. Ltd.	51,996	50,268

Rabigh Refining & Petrochemical Co.*	5,254	14,117

Reliance Industries Ltd.	53,533	1,471,054

Rosneft Oil Co. PJSC‡	72,122	—

Rosneft Oil Co. PJSC, GDR* ‡ (b)	1,920	—

Saudi Arabian Oil Co.(c)	67,116	595,736

Semirara Mining & Power Corp., Class A	42,200	21,569

Shaanxi Coal Industry Co. Ltd., Class A	23,500	57,866

Shan Xi Hua Yang Group New Energy Co. Ltd., Class A	7,050	7,765

Shandong Xinchao Energy Corp. Ltd., Class A*	4,900	1,714

Shanxi Coking Coal Energy Group Co. Ltd., Class A	9,400	11,098

Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	6,200	16,097

See Accompanying Notes to the Financial Statements.

258	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Siamgas & Petrochemicals PCL, NVDR	217,300	$48,064

Sinopec Kantons Holdings Ltd.	376,000	148,005

SK Discovery Co. Ltd.	3,713	101,585

SK Gas Ltd.	1,034	113,311

SK Innovation Co. Ltd.*	1,466	132,646

S-Oil Corp.	1,308	64,308

Star Petroleum Refining PCL, NVDR	33,500	6,897

Surgutneftegas PJSC‡	319,000	—

Surgutneftegas PJSC (Preference)‡	225,500	—

Tatneft PJSC‡	26,900	—

Tatneft PJSC (Preference)‡	3,870	—

Thai Oil PCL, NVDR	28,802	37,663

Thungela Resources Ltd.	4,116	36,521

Transneft PJSC (Preference)‡	55	—

Turkiye Petrol Rafinerileri A/S	22,184	111,262

Ultrapar Participacoes SA	20,738	84,095

United Tractors Tbk. PT	37,600	59,471

Vista Energy SAB de CV, ADR*	27,818	757,206

Yancoal Australia Ltd.(b)	9,400	28,832

Yankuang Energy Group Co. Ltd., Class A	7,950	21,206

Yankuang Energy Group Co. Ltd., Class H(a)	69,000	119,929
		11,828,139

Paper & Forest Products – 0.5%

Century Plyboards India Ltd.	3,256	24,203

Century Textiles & Industries Ltd.	2,118	27,545

Dexco SA*	14,700	19,996

Dongwha Enterprise Co. Ltd.*	441	20,082

Empresas CMPC SA	24,310	43,319

Indah Kiat Pulp & Paper Tbk. PT	82,400	49,798

JK Paper Ltd.	30,691	140,500

Lee & Man Paper Manufacturing Ltd.	49,000	13,965

Longchen Paper & Packaging Co. Ltd.	282,967	120,829

Nine Dragons Paper Holdings Ltd.	55,000	31,280

Investments	Shares	Value

Paper & Forest Products – (continued)

Pabrik Kertas Tjiwi Kimia Tbk. PT	502,900	$242,190

Sappi Ltd.	16,314	34,122

Shandong Sun Paper Industry JSC Ltd., Class A	9,400	15,966

Shihlin Paper Corp.*	9,648	15,230

Suzano SA	18,800	192,250

YFY, Inc.	22,472	20,646

Young Poong Paper Manufacturing Co. Ltd.	931	5,632
		1,017,553

Passenger Airlines – 0.5%

Aegean Airlines SA* (a)	13,442	146,913

Aeroflot PJSC* ‡	74,029	—

Air Arabia PJSC	62,322	44,455

Asiana Airlines, Inc.*	15,181	125,333

Azul SA (Preference)*	11,500	29,371

Bangkok Airways PCL, NVDR*	39,100	14,795

China Airlines Ltd.	61,000	36,391

China Eastern Airlines Corp. Ltd., Class A*	14,300	8,520

China Eastern Airlines Corp. Ltd., Class H*	46,000	15,755

China Southern Airlines Co. Ltd., Class A*	14,100	11,907

China Southern Airlines Co. Ltd., Class H*	24,000	11,349

Controladora Vuela Cia de Aviacion SAB de CV, Class A* (a)	35,700	20,329

Eva Airways Corp.	73,592	62,168

Hainan Airlines Holding Co. Ltd., Class A*	67,200	13,407

Hanjin Kal Corp.	637	20,116

InterGlobe Aviation Ltd.* (b)	1,799	53,021

Jazeera Airways Co. KSCP	4,053	19,116

Jeju Air Co. Ltd.*	1,962	15,341

Jin Air Co. Ltd.*	9,541	79,123

Korean Air Lines Co. Ltd.	4,888	74,195

Latam Airlines Group SA*	3,059,341	23,851

Pegasus Hava Tasimaciligi A/S*	1,081	26,936

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	259

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Passenger Airlines – (continued)

Spring Airlines Co. Ltd., Class A*	2,400	$17,955

Turk Hava Yollari AO*	18,835	144,661

Tway Air Co. Ltd.*	29,375	47,307
		1,062,315

Personal Care Products – 0.6%

Amorepacific Corp.	519	48,574

AMOREPACIFIC Group	611	12,939

Colgate-Palmolive India Ltd.	1,824	46,308

Cosmax, Inc.*	3,196	320,890

Dabur India Ltd.	10,387	65,983

EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S	5,880	9,119

Emami Ltd.	931	5,702

Gillette India Ltd.	392	28,834

Godrej Consumer Products Ltd.*	5,922	70,548

Hengan International Group Co. Ltd.	23,500	78,688

Hindustan Unilever Ltd.	13,724	409,451

Hyundai Bioscience Co. Ltd.*	1,504	41,649

Kolmar BNH Co. Ltd.	931	11,333

Kolmar Korea Co. Ltd.	735	29,170

LG H&H Co. Ltd.	141	32,939

LG H&H Co. Ltd. (Preference)	43	4,508

Microbio Co. Ltd.	1,580	2,499

Natura & Co. Holding SA*	10,958	27,705

Procter & Gamble Hygiene & Health Care Ltd.	196	41,293

Sarantis SA	1,666	13,824

TCI Co. Ltd.	4,688	25,005
		1,326,961

Pharmaceuticals – 1.6%

Adcock Ingram Holdings Ltd.(a)	31,114	89,855

Ajanta Pharma Ltd.	576	12,198

Alembic Pharmaceuticals Ltd.	3,400	29,118

Alkem Laboratories Ltd.	516	23,066

Investments	Shares	Value

Pharmaceuticals – (continued)

Aspen Pharmacare Holdings Ltd.	4,982	$44,989

Asymchem Laboratories Tianjin Co. Ltd., Class A	700	14,439

Aurobindo Pharma Ltd.	3,791	38,680

Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	5,000	7,515

Beijing Tongrentang Co. Ltd., Class A	4,700	32,979

Bora Pharmaceuticals Co. Ltd.	1,008	20,169

Boryung	2,597	17,306

Bukwang Pharmaceutical Co. Ltd.*	1,431	6,018

CanSino Biologics, Inc., Class A*	318	3,450

CanSino Biologics, Inc., Class H* (a) (b)	800	2,530

Caregen Co. Ltd.	144	2,858

Celltrion Pharm, Inc.*	136	6,374

Center Laboratories, Inc.	11,446	16,109

Changchun High & New Technology Industry Group, Inc., Class A	600	12,759

China Medical System Holdings Ltd.	47,000	75,084

China Resources Pharmaceutical Group Ltd.(b)	51,000	31,677

China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	4,000	23,580

Chong Kun Dang Pharmaceutical Corp.	107	7,519

Cipla Ltd.	8,601	123,965

CSPC Pharmaceutical Group Ltd.	142,080	124,020

Daewoong Co. Ltd.	9,447	104,224

Daewoong Pharmaceutical Co. Ltd.	49	3,625

Dong-A Socio Holdings Co. Ltd.	1,618	119,324

DongKook Pharmaceutical Co. Ltd.	2,205	26,302

Dr Reddy’s Laboratories Ltd.	2,055	132,482

See Accompanying Notes to the Financial Statements.

260	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Eris Lifesciences Ltd.* (b)	1,617	$16,693

Genomma Lab Internacional SAB de CV, Class B	296,100	221,751

Gland Pharma Ltd.* (b)	971	18,030

GlaxoSmithKline Pharmaceuticals Ltd.	376	6,428

Glenmark Pharmaceuticals Ltd.	5,922	53,186

Grand Pharmaceutical Group Ltd.	33,000	17,756

Granules India Ltd.	5,750	22,507

Hanall Biopharma Co. Ltd.*	1,666	36,082

Hanmi Pharm Co. Ltd.	100	20,880

Hanmi Science Co. Ltd.	671	15,725

Hansoh Pharmaceutical Group Co. Ltd.(b)	16,000	30,141

HK inno N Corp.	644	20,600

Hua Han Health Industry Holdings Ltd.* ‡	3,780,000	—

Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	3,100	11,476

Hypera SA	6,900	41,444

Il Dong Pharmaceutical Co. Ltd.*	511	6,092

Ipca Laboratories Ltd.	1,519	17,948

JB Chemicals & Pharmaceuticals Ltd.	3,218	54,043

Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	8,400	55,027

Joincare Pharmaceutical Group Industry Co. Ltd., Class A	4,700	7,617

Kalbe Farma Tbk. PT	351,000	37,343

Komipharm International Co. Ltd.*	1,568	6,002

Laurus Labs Ltd.(b)	3,969	17,245

Livzon Pharmaceutical Group, Inc., Class H	3,930	11,602

Lotus Pharmaceutical Co. Ltd.	2,000	15,539

Lupin Ltd.	3,167	42,913

Luye Pharma Group Ltd.* (a) (b)	73,500	35,601

Natco Pharma Ltd.	3,552	34,145

Investments	Shares	Value

Pharmaceuticals – (continued)

Oneness Biotech Co. Ltd.	4,197	$25,362

Oscotec, Inc.*	1,034	14,547

Pfizer Ltd.	341	16,114

Pharmally International Holding Co. Ltd.* ‡	2,564	—

Piramal Pharma Ltd.*	26,402	33,138

Procter & Gamble Health Ltd.	400	24,514

Richter Gedeon Nyrt.	3,846	89,978

Sam Chun Dang Pharm Co. Ltd.*	240	10,911

Sanofi India Ltd.	392	35,595

Saudi Pharmaceutical Industries & Medical Appliances Corp.*	1,470	11,637

SciClone Pharmaceuticals Holdings Ltd.(b)	94,000	123,738

Shandong Sinobioway Biomedicine Co. Ltd., Class A*	4,800	11,341

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	3,800	14,768

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H(a)	8,000	18,444

Shanghai Shyndec Pharmaceutical Co. Ltd., Class A	14,400	20,268

Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	4,700	14,271

Shin Poong Pharmaceutical Co. Ltd.*	1,824	15,680

Sichuan Kelun Pharmaceutical Co. Ltd., Class A	4,800	18,011

Sihuan Pharmaceutical Holdings Group Ltd.	125,000	10,544

Sino Biopharmaceutical Ltd.	169,999	66,048

SK Biopharmaceuticals Co. Ltd.*	330	18,424

Sun Pharmaceutical Industries Ltd.	17,321	226,470

Suven Pharmaceuticals Ltd.*	3,735	25,961

Synmosa Biopharma Corp.	16,272	18,838

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	261

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Tianjin Pharmaceutical Da Re Tang Group Corp. Ltd., Class S	9,600	$16,896

Torrent Pharmaceuticals Ltd.	1,434	33,142

TTY Biopharm Co. Ltd.	11,464	29,654

United Laboratories International Holdings Ltd. (The)	376,000	383,948

Yuhan Corp.	1,034	43,946

Yungjin Pharmaceutical Co. Ltd.*	1,602	2,485

Yunnan Baiyao Group Co. Ltd., Class A	4,800	33,353

Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	1,300	44,446

Zhejiang NHU Co. Ltd., Class A	4,800	10,613

Zydus Lifesciences Ltd.	4,744	32,680
		3,521,795

Professional Services – 0.1%

BLS International Services Ltd.	3,626	11,400

Computer Age Management Services Ltd.	1,007	27,176

CTOS Digital Bhd.	84,900	25,838

eClerx Services Ltd.	679	15,968

Firstsource Solutions Ltd.	6,900	12,933

L&T Technology Services Ltd.(b)	376	18,907

My EG Services Bhd.	88,989	14,568

NICE Information Service Co. Ltd.	686	4,470

RITES Ltd.	4,263	23,120

Sporton International, Inc.	3,150	20,783
		175,163

Real Estate Management & Development – 3.2%

Agile Group Holdings Ltd.* (a)	752,000	72,080

Aldar Properties PJSC	64,597	91,452

A-Living Smart City Services Co. Ltd.* (b)	329,000	155,153

Allos SA	14,100	64,027

Amata Corp. PCL, NVDR	29,300	19,402

Investments	Shares	Value

Real Estate Management & Development – (continued)

Arabian Centres Co. Ltd.	676	$3,615

Arriyadh Development Co.	2,145	11,435

Ayala Land, Inc.	81,600	40,052

Barwa Real Estate Co.	66,505	46,212

Bumi Serpong Damai Tbk. PT*	166,600	10,540

C&D International Investment Group Ltd.	17,845	40,048

Cencosud Shopping SA	11,750	16,999

Central Pattana PCL, NVDR	23,700	41,212

China Dili Group* ‡	100,000	4,601

China Jinmao Holdings Group Ltd.	99,553	12,214

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	19,600	29,568

China Overseas Grand Oceans Group Ltd.(a)	49,000	16,720

China Overseas Land & Investment Ltd.	94,000	177,558

China Overseas Property Holdings Ltd.	30,000	26,033

China Resources Land Ltd.	80,000	299,568

China Resources Mixc Lifestyle Services Ltd.(b)	9,600	37,420

China Vanke Co. Ltd., Class A	23,500	36,383

China Vanke Co. Ltd., Class H	56,400	52,763

Chong Hong Construction Co. Ltd.	78,872	175,568

Ciputra Development Tbk. PT	3,496,849	244,350

Commercial Real Estate Co. KSC	583,920	185,428

Corp. Inmobiliaria Vesta SAB de CV	9,600	30,061

Cosmopolitan International Holdings Ltd.*	9,400	4,205

Country Garden Holdings Co. Ltd.* (a)	282,000	25,228

Country Garden Services Holdings Co. Ltd.	47,000	41,086

Dar Al Arkan Real Estate Development Co.*	7,655	30,811

DLF Ltd.	10,810	73,163

Eco World Development Group Bhd.	512,300	108,600

See Accompanying Notes to the Financial Statements.

262	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

Emaar Development PJSC	24,854	$41,953

Emaar Economic City*	9,847	19,213

Emaar Properties PJSC	168,025	306,041

Fortress Real Estate Investments Ltd., Class A*	56,682	39,578

Fortress Real Estate Investments Ltd., Class B*	46,844	14,743

Fu Hua Innovation Co. Ltd.	108,592	86,211

Gemdale Corp., Class A	14,100	9,961

Gemdale Properties & Investment Corp. Ltd.	2,068,000	61,316

Godrej Properties Ltd.*	1,764	35,163

Greenland Holdings Corp. Ltd., Class A*	33,600	11,708

Greentown China Holdings Ltd.	25,000	24,250

Hainan Airport Infrastructure Co. Ltd., Class A*	9,800	5,102

Hangzhou Binjiang Real Estate Group Co. Ltd., Class A	4,300	4,924

Hanson International Tbk. PT* ‡	2,409,275	—

Highwealth Construction Corp.	39,330	49,352

Hopson Development Holdings Ltd.*	22,560	13,205

Huang Hsiang Construction Corp.	47,000	55,861

Hung Sheng Construction Ltd.	141,000	78,031

Iguatemi SA	4,900	19,501

IOI Properties Group Bhd.	52,800	20,502

Jinke Smart Services Group Co. Ltd., Class H* (a) (b)	61,100	60,986

KE Holdings, Inc., ADR	10,810	159,015

Kindom Development Co. Ltd.	141,400	148,877

King’s Town Construction Co. Ltd.*	2,000	1,884

LAMDA Development SA*	1,368	8,792

Land & Houses PCL, NVDR	83,200	17,477

Longfor Group Holdings Ltd.(b)	49,488	71,975

LSR Group PJSC, Class A‡	21,295	—

LVGEM China Real Estate Investment Co. Ltd.*	96,000	10,797

Mabanee Co. KPSC	14,139	37,683

Investments	Shares	Value

Real Estate Management & Development – (continued)

Macrotech Developers Ltd.(b)	3,983	$37,683

MAS P.L.C.(a)	169,717	137,607

Matrix Concepts Holdings Bhd.	253,800	82,034

MBK PCL, NVDR	30,344	13,508

Megaworld Corp.	4,230,000	147,610

Midea Real Estate Holding Ltd.(a) (b)	141,000	96,407

Multiplan Empreendimentos Imobiliarios SA*	5,000	24,529

National Real Estate Co. KPSC*	380,697	81,784

Oberoi Realty Ltd.	1,551	21,197

Origin Property PCL, NVDR	282,000	70,220

OSK Holdings Bhd.	390,100	96,614

Pakuwon Jati Tbk. PT	155,100	3,906

Parque Arauco SA	28,294	38,538

Phoenix Mills Ltd. (The)	1,600	34,886

Poly Developments and Holdings Group Co. Ltd., Class A	28,200	42,465

Poly Property Services Co. Ltd., Class H(b)	6,200	24,326

Prestige Estates Projects Ltd.	3,219	29,604

Prince Housing & Development Corp.	50,000	16,417

Pruksa Holding PCL, NVDR	249,100	86,631

Quality Houses PCL, NVDR	1,739,000	108,378

Radiance Holdings Group Co. Ltd.* (a) (b)	49,000	20,352

Red Star Macalline Group Corp. Ltd., Class A	14,700	8,557

Redco Properties Group Ltd.* ‡ (b)	294,000	46,771

Robinsons Land Corp.	625,100	153,576

Ruentex Development Co. Ltd.	43,560	43,513

Salhia Real Estate Co. KSCP	16,277	21,086

Sansiri PCL, NVDR	2,500,400	106,437

Saudi Real Estate Co.*	3,478	11,088

SC Asset Corp. PCL, NVDR	761,400	71,601

Seazen Group Ltd.* (a)	940,000	152,570

Seazen Holdings Co. Ltd., Class A*	4,700	7,643

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	263

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class B	103,400	$91,302

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	4,900	1,950

Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	4,700	15,382

Shenzhen Investment Ltd.	940,000	138,154

Shenzhen Overseas Chinese Town Co. Ltd., Class A*	22,200	10,982

Shoucheng Holdings Ltd.	98,000	16,031

Shui On Land Ltd.	1,410,000	124,339

Sichuan Languang Justbon Services Group Co. Ltd., Class H* ‡	26,500	—

Sime Darby Property Bhd.	1,240,800	160,162

Sinic Holdings Group Co. Ltd.* ‡	318,000	—

SK D&D Co. Ltd.	2,632	53,496

SM Prime Holdings, Inc.	183,300	96,916

SOHO China Ltd.*	76,000	7,867

SP Setia Bhd. Group	770,800	135,895

Summarecon Agung Tbk. PT	227,900	7,676

Supalai PCL, NVDR	23,800	12,184

Talaat Moustafa Group	401,192	292,024

United Development Co. QSC	700,347	187,157

UOA Development Bhd.	26,500	9,400

WHA Corp. PCL, NVDR	117,490	16,344

Youngor Group Co. Ltd., Class A	14,400	13,282

Yuexiu Property Co. Ltd.	52,079	54,178

Yungshin Construction & Development Co. Ltd.	26,448	67,761

Zhuhai Huafa Properties Co. Ltd., Class A	4,900	5,624
		6,993,300

Investments	Shares	Value

Residential REITs – 0.0%(d)

Emlak Konut Gayrimenkul Yatirim Ortakligi A/S, REIT	63,896	$14,815

Retail REITs – 0.3%

CPN Retail Growth Leasehold REIT, REIT	44,100	11,656

Hyprop Investments Ltd., REIT	148,379	224,465

IGB REIT, REIT	53,900	19,232

LOTTE Reit Co. Ltd., REIT	1,828	3,891

Pavilion REIT, REIT	15,000	3,810

Resilient REIT Ltd., REIT(a)	120,278	238,350

Sunway REIT, REIT	53,900	16,856

Vukile Property Fund Ltd., REIT(a)	361,148	239,457
		757,717

Semiconductors & Semiconductor Equipment – 7.0%

3peak, Inc., Class A	245	5,393

ADATA Technology Co. Ltd.	102,198	306,893

Advanced Wireless Semiconductor Co.*	5,104	17,703

Alchip Technologies Ltd.	1,184	95,822

Amlogic Shanghai Co. Ltd., Class A*	2,377	19,544

Andes Technology Corp.	1,507	17,934

Anji Microelectronics Technology Shanghai Co. Ltd., Class A	127	3,366

AP Memory Technology Corp.	2,224	24,479

Ardentec Corp.	168,024	336,721

ASE Technology Holding Co. Ltd.	94,000	328,935

ASMedia Technology, Inc.	576	23,353

ASPEED Technology, Inc.	520	41,202

Borosil Renewables Ltd.*	1,880	9,205

Cambricon Technologies Corp. Ltd., Class A*	288	4,220

China Resources Microelectronics Ltd., Class A	1,350	9,805

Chipbond Technology Corp.	21,776	45,653

D&O Green Technologies Bhd.	15,300	10,533

Dagang NeXchange Bhd.*	1,113,900	101,699

See Accompanying Notes to the Financial Statements.

264	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – (continued)

Daqo New Energy Corp., ADR*	1,504	$38,292

DB HiTek Co. Ltd.	912	32,684

Duk San Neolux Co. Ltd.*	423	12,090

Elan Microelectronics Corp.	5,568	24,720

Elite Semiconductor Microelectronics Technology, Inc.	12,360	31,972

eMemory Technology, Inc.	1,000	62,124

Ennostar, Inc.*	7,000	8,892

Eo Technics Co. Ltd.	384	39,607

Episil Technologies, Inc.	6,292	13,269

Eugene Technology Co. Ltd.	686	19,327

Everlight Electronics Co. Ltd.	166,728	227,719

Faraday Technology Corp.	4,000	37,244

Flat Glass Group Co. Ltd., Class A	3,600	12,692

Flat Glass Group Co. Ltd., Class H* (a)	7,000	12,542

FocalTech Systems Co. Ltd.	9,176	22,802

Formosa Sumco Technology Corp.	1,000	4,794

Foxsemicon Integrated Technology, Inc.	34,672	195,087

GCL System Integration Technology Co. Ltd., Class A*	9,800	3,696

GCL Technology Holdings Ltd.	517,000	75,985

GemVax & Kael Co. Ltd.*	920	9,666

GigaDevice Semiconductor, Inc., Class A	1,440	21,055

Global Mixed Mode Technology, Inc.	27,544	211,028

Global Unichip Corp.	1,432	63,355

Globalwafers Co. Ltd.	5,000	73,146

Gudeng Precision Industrial Co. Ltd.	1,728	17,901

HAESUNG DS Co. Ltd.	4,136	135,361

Hana Materials, Inc.	318	11,149

Hangzhou First Applied Material Co. Ltd., Class A	3,724	13,012

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – (continued)

Hangzhou Silan Microelectronics Co. Ltd., Class A	2,900	$9,614

Hanmi Semiconductor Co. Ltd.	931	36,191

HD Hyundai Energy Solutions Co. Ltd.	2,068	33,381

HPSP Co. Ltd.	768	17,714

Hua Hong Semiconductor Ltd.* (a) (b)	30,000	73,614

Inari Amertron Bhd.	39,200	23,448

Innox Advanced Materials Co. Ltd.	784	15,470

ISC Co. Ltd.	144	7,378

JA Solar Technology Co. Ltd., Class A	5,292	16,227

JCET Group Co. Ltd., Class A	4,800	20,202

Jentech Precision Industrial Co. Ltd.	1,287	22,816

Jinko Solar Co. Ltd., Class A	16,128	20,893

Jusung Engineering Co. Ltd.	13,066	237,511

King Yuan Electronics Co. Ltd.	32,352	76,105

Kinsus Interconnect Technology Corp.	4,000	11,691

Koh Young Technology, Inc.	1,692	13,781

LEENO Industrial, Inc.	94	9,570

LONGi Green Energy Technology Co. Ltd., Class A	10,448	34,450

LX Semicon Co. Ltd.	235	12,459

M31 Technology Corp.	912	24,519

Macronix International Co. Ltd.	31,104	25,892

Marketech International Corp.	34,824	142,259

MediaTek, Inc.	47,000	1,220,102

Montage Technology Co. Ltd., Class A	1,692	12,723

MPI Corp.	3,838	22,364

Nanya Technology Corp.	21,472	42,831

NAURA Technology Group Co. Ltd., Class A	900	31,484

NEXTIN, Inc.	265	10,478

Novatek Microelectronics Corp.	16,000	224,202

Nuvoton Technology Corp.	4,000	15,662

Pan Jit International, Inc.	8,000	14,700

Parade Technologies Ltd.	1,400	45,537

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	265

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – (continued)

Phison Electronics Corp.	2,776	$39,841

Pixart Imaging, Inc.	7,248	28,715

Powerchip Semiconductor Manufacturing Corp.	47,000	38,472

Powertech Technology, Inc.	20,000	64,745

Radiant Opto-Electronics Corp.	14,330	54,784

Raydium Semiconductor Corp.	1,824	20,160

Realtek Semiconductor Corp.	8,134	100,688

RFHIC Corp.	282	2,890

S&S Tech Corp.	423	11,824

Sanan Optoelectronics Co. Ltd., Class A	4,800	9,760

SDI Corp.	8,000	24,788

Seoul Semiconductor Co. Ltd.	1,911	14,235

SFA Semicon Co. Ltd.*	3,381	11,804

Shanghai Aiko Solar Energy Co. Ltd., Class A	9,800	26,247

Shanghai Fudan Microelectronics Group Co. Ltd., Class A	1,050	6,944

Shanghai Fudan Microelectronics Group Co. Ltd., Class H(a)	4,000	7,545

Shenzhen Xinyichang Technology Co. Ltd., Class A	196	2,453

Sigurd Microelectronics Corp.	173,688	317,549

Silergy Corp.	5,000	44,165

Silicon Integrated Systems Corp.	223,136	342,598

SIMMTECH Co. Ltd.	8,554	208,379

Sino-American Silicon Products, Inc.	16,352	82,428

Sitronix Technology Corp.	2,160	18,980

SK Hynix, Inc.	14,664	1,262,762

Sunplus Technology Co. Ltd.	25,056	23,252

Taiwan Mask Corp.	7,000	14,676

Taiwan Semiconductor Co. Ltd.	9,000	21,588

Taiwan Semiconductor Manufacturing Co. Ltd.	381,496	6,222,025

Taiwan-Asia Semiconductor Corp.	13,000	17,956

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – (continued)

TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	5,875	$14,820

Tokai Carbon Korea Co. Ltd.	86	5,279

Tongwei Co. Ltd., Class A	9,400	35,066

Topco Scientific Co. Ltd.	2,704	14,089

TSEC Corp.	26,708	23,385

Unigroup Guoxin Microelectronics Co. Ltd., Class A*	1,679	17,276

Unisem M Bhd.	14,700	9,133

United Microelectronics Corp.	317,616	452,408

UPI Semiconductor Corp.	2,688	19,931

Vanguard International Semiconductor Corp.	6,000	12,967

Verisilicon Microelectronics Shanghai Co. Ltd., Class A*	528	3,849

Via Technologies, Inc.	5,424	19,900

Visual Photonics Epitaxy Co. Ltd.	7,672	34,771

ViTrox Corp. Bhd.	4,700	6,787

Wafer Works Corp.	11,511	15,473

Will Semiconductor Co. Ltd. Shanghai, Class A	2,025	30,524

Win Semiconductors Corp.	6,961	31,119

Winbond Electronics Corp.	52,232	40,178

WONIK IPS Co. Ltd.	329	7,308

Wonik QnC Corp.	6,345	110,640

Xinjiang Daqo New Energy Co. Ltd., Class A	5,488	26,772

XinTec, Inc.	3,000	10,683

Xinyi Solar Holdings Ltd.	80,000	47,031
		15,390,581

Software – 0.3%

360 Security Technology, Inc., Class A*	9,800	12,026

Ahnlab, Inc.	190	9,018

AsiaInfo Technologies Ltd.(b)	21,200	21,946

Beijing Kingsoft Office Software, Inc., Class A	611	23,970

Beijing Shiji Information Technology Co. Ltd., Class A*	6,370	9,157

See Accompanying Notes to the Financial Statements.

266	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – (continued)

Birlasoft Ltd.	5,390	$35,454

Cyient Ltd.	3,290	62,768

Dear U Co. Ltd.*	423	9,976

Douzone Bizon Co. Ltd.	873	17,647

EMRO, Inc.*	294	12,016

Hundsun Technologies, Inc., Class A	4,550	19,349

Iflytek Co. Ltd., Class A	4,800	29,883

Intellect Design Arena Ltd.	4,663	38,045

Kingdee International Software Group Co. Ltd.*	47,000	62,350

KPIT Technologies Ltd.	2,397	35,053

Ming Yuan Cloud Group Holdings Ltd.* (a)	60,000	25,075

NavInfo Co. Ltd., Class A*	4,700	6,422

Oracle Financial Services Software Ltd.	282	13,134

Qi An Xin Technology Group, Inc., Class A*	539	3,393

Route Mobile Ltd.	954	17,797

Shanghai Baosight Software Co. Ltd., Class A	4,212	24,559

Shanghai Baosight Software Co. Ltd., Class B	8,291	17,046

Tanla Platforms Ltd.	1,963	22,457

Tata Elxsi Ltd.	611	55,958

TOTVS SA	4,900	24,592

Weimob, Inc.* (a) (b)	87,000	34,913

Yonyou Network Technology Co. Ltd., Class A	4,700	10,514
		654,518

Specialty Retail – 1.5%

Abu Dhabi National Oil Co. for Distribution PJSC	46,436	42,479

Aditya Birla Fashion and Retail Ltd.*	6,536	16,858

Ali Alghanim Sons Automotive Co. KSCC	51,183	177,748

Aurora Design PCL, NVDR	29,300	12,880

Bermaz Auto Bhd.	56,000	29,384

China Tourism Group Duty Free Corp. Ltd., Class A	2,500	32,317

Investments	Shares	Value

Specialty Retail – (continued)

China Tourism Group Duty Free Corp. Ltd., Class H(a) (b)	2,100	$23,712

China Yongda Automobiles Services Holdings Ltd.	540,500	207,231

Chow Tai Fook Jewellery Group Ltd.	41,000	57,848

Com7 PCL, NVDR	9,300	6,922

Cuckoo Homesys Co. Ltd.	3,196	48,157

Detsky Mir PJSC* ‡ (b)	258,500	—

Dogan Sirketler Grubu Holding A/S	39,249	18,978

Dogus Otomotiv Servis ve Ticaret A/S	893	7,843

EEKA Fashion Holdings Ltd.	94,000	171,071

Foschini Group Ltd. (The)	10,575	56,810

FSN E-Commerce Ventures Ltd.*	18,240	30,528

Go Fashion India Ltd.*	1,029	15,317

HLA Group Corp. Ltd., Class A	4,900	4,982

Home Product Center PCL, NVDR	78,600	26,023

Hotai Motor Co. Ltd.	6,120	113,777

Hotel Shilla Co. Ltd.	470	21,681

Italtile Ltd.	154,113	94,538

Jarir Marketing Co.	8,390	32,383

JUMBO SA	2,209	58,046

K Car Co. Ltd.	176	1,222

Lojas Renner SA	28,200	68,557

M.Video PJSC* ‡	31,680	—

Map Aktif Adiperkasa PT	2,632,000	123,440

Metro Brands Ltd.	1,128	16,088

Motus Holdings Ltd.(a)	54,990	271,388

MR DIY Group M Bhd.(b)	57,600	17,892

Mr Price Group Ltd.	3,185	22,887

Padini Holdings Bhd.	29,400	24,374

Pan German Universal Motors Ltd.	9,000	84,631

Pepkor Holdings Ltd.(b)	25,185	22,838

Pop Mart International Group Ltd.(b)	9,800	26,991

PTG Energy PCL, NVDR	39,100	8,866

PTT Oil & Retail Business PCL, NVDR	29,400	14,969

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	267

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Specialty Retail – (continued)

Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	9,400	$8,349

Shinsegae International, Inc.	5,499	63,355

Siam Global House PCL, NVDR	40,566	17,832

Super Group Ltd.	140,389	237,989

Topsports International Holdings Ltd.(b)	95,000	79,889

Truworths International Ltd.	142,363	573,343

United Electronics Co.	1,619	34,567

Vibra Energia SA	28,200	110,664

Wilcon Depot, Inc.	34,300	11,969

Zhongsheng Group Holdings Ltd.	23,500	54,180
		3,203,793

Technology Hardware, Storage & Peripherals – 3.9%

Acer, Inc.	47,000	49,413

Advantech Co. Ltd.	8,734	89,265

Asia Vital Components Co. Ltd.	8,509	74,373

ASROCK, Inc.	2,736	15,184

Asustek Computer, Inc.	20,000	208,417

AURAS Technology Co. Ltd.	3,016	26,454

Catcher Technology Co. Ltd.	14,104	78,923

Chicony Electronics Co. Ltd.	15,992	61,384

China Greatwall Technology Group Co. Ltd., Class A	5,500	8,252

Clevo Co.	188,000	181,421

Compal Electronics, Inc.	94,000	81,292

CosmoAM&T Co. Ltd.*	297	30,656

Darfon Electronics Corp.	69,000	92,326

Elitegroup Computer Systems Co. Ltd.	115,120	90,861

Ennoconn Corp.	36,656	281,404

Getac Holdings Corp.	13,624	30,369

Gigabyte Technology Co. Ltd.	13,880	93,075

HTC Corp.*	11,432	15,543

IEI Integration Corp.	49,000	103,484

Innodisk Corp.	3,301	30,328

Inventec Corp.	84,056	104,179

King Slide Works Co. Ltd.	1,104	23,894

Kinpo Electronics	482,152	206,626

Investments	Shares	Value

Technology Hardware, Storage & Peripherals – (continued)

Legend Holdings Corp., Class H(b)	239,700	$213,520

Lenovo Group Ltd.	188,000	218,644

Lite-On Technology Corp.	61,392	189,277

Micro-Star International Co. Ltd.	21,000	106,829

Mitac Holdings Corp.	33,600	38,070

Ninestar Corp., Class A	2,900	9,733

Pegatron Corp.	62,744	145,858

Qisda Corp.	54,000	70,507

Quanta Computer, Inc.	76,232	444,207

Quanta Storage, Inc.	76,952	162,042

Samsung Electronics Co. Ltd.	80,229	3,974,174

Samsung Electronics Co. Ltd. (Preference)	12,460	494,507

Shenzhen Transsion Holdings Co. Ltd., Class A	1,316	24,126

Wistron Corp.	79,640	219,510

Wiwynn Corp.	3,000	140,589
		8,428,716

Textiles, Apparel & Luxury Goods – 1.3%

361 Degrees International Ltd.	376,000	183,084

Aksa Akrilik Kimya Sanayii A/S	2,021	6,329

Alok Industries Ltd.*	23,980	5,012

Alpargatas SA (Preference)*	5,500	8,998

ANTA Sports Products Ltd.	18,800	212,277

Arezzo Industria e Comercio SA	2,557	29,606

Bata India Ltd.	848	15,950

Bosideng International Holdings Ltd.	54,000	21,325

Eclat Textile Co. Ltd.	3,546	56,194

F&F Co. Ltd.	245	16,944

Feng TAY Enterprise Co. Ltd.	11,872	65,335

FF Group* ‡	3,536	—

Fila Holdings Corp.	1,167	30,891

Fuguiniao Group Ltd.* ‡	334,800	—

Fulgent Sun International Holding Co. Ltd.	51,320	203,318

Golden Solar New Energy Technology Holdings Ltd.*	42,000	33,763

Grendene SA	8,264	10,160

Grupo de Moda Soma SA	19,200	20,140

Handsome Co. Ltd.	3,713	51,329

See Accompanying Notes to the Financial Statements.

268	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Textiles, Apparel & Luxury Goods – (continued)

Hansae Co. Ltd.	5,405	$91,447

Kalyan Jewellers India Ltd.	8,976	31,124

KPR Mill Ltd.	1,754	16,960

Lao Feng Xiang Co. Ltd., Class B	7,400	25,049

Li Ning Co. Ltd.	33,500	102,753

Makalot Industrial Co. Ltd.	4,334	48,304

Mavi Giyim Sanayi ve Ticaret A/S, Class B(b)	59,408	200,527

Page Industries Ltd.	114	51,779

Pou Chen Corp.	72,320	64,327

Quang Viet Enterprise Co. Ltd.	24,912	84,871

Rajesh Exports Ltd.*	2,600	14,010

Raymond Ltd.	1,316	27,826

Relaxo Footwears Ltd.	987	10,645

Ruentex Industries Ltd.	28,819	50,823

Shenzhou International Group Holdings Ltd.	14,100	138,304

Shinkong Textile Co. Ltd.	94,000	127,806

Swan Energy Ltd.	2,940	13,616

Tainan Spinning Co. Ltd.	49,000	21,452

Taiwan Paiho Ltd.	94,000	166,351

Titan Co. Ltd.	6,392	244,878

Trident Ltd.	22,165	9,291

Vardhman Textiles Ltd.	42,817	189,841

VIP Industries Ltd.	3,025	22,139

Vivara Participacoes SA	5,300	26,800

Welspun India Ltd.	7,370	13,313

Xtep International Holdings Ltd.(a)	27,500	24,953

Youngone Corp.	480	19,299

Youngone Holdings Co. Ltd.	2,021	117,021
		2,926,164

Tobacco – 0.3%

British American Tobacco Malaysia Bhd.	61,100	120,546

Eastern Co. SAE	27,721	23,575

Godfrey Phillips India Ltd.	490	13,324

Gudang Garam Tbk. PT	14,900	21,832

ITC Ltd.	44,697	229,984

KT&G Corp.	2,632	166,236

Investments	Shares	Value

Tobacco – (continued)

RLX Technology, Inc., ADR* (a)	15,484	$26,323

Smoore International Holdings Ltd.(b)	33,000	25,431
		627,251

Trading Companies & Distributors – 0.4%

Adani Enterprises Ltd.	5,687	156,736

ALAFCO Aviation Lease & Finance Co. KSCP*	3,260	1,748

Armac Locacao Logistica E Servicos SA	5,000	12,027

Barloworld Ltd.	54,896	229,547

BOC Aviation Ltd.(a) (b)	5,100	31,351

Chin Hin Group Bhd.*	9,400	7,517

COSCO SHIPPING Development Co. Ltd., Class A	37,600	11,817

COSCO SHIPPING Development Co. Ltd., Class H	240,000	24,538

IndiaMart InterMesh Ltd.(b)	1,013	32,237

LX International Corp.	800	14,720

Posco International Corp.	1,081	40,101

Realord Group Holdings Ltd.* (a)	14,000	10,324

Shanxi Coal International Energy Group Co. Ltd., Class A	4,900	10,901

SK Networks Co. Ltd.	44,556	183,760

Xiamen C & D, Inc., Class A	9,400	12,575
		779,899

Transportation Infrastructure – 0.8%

Abu Dhabi Ports Co. PJSC*	13,395	21,772

Adani Ports & Special Economic Zone Ltd.	10,716	101,003

Airports of Thailand PCL*	54,000	100,285

Airports of Thailand PCL, NVDR*	11,800	21,914

Bangkok Expressway & Metro PCL, NVDR	148,000	32,530

Beijing Capital International Airport Co. Ltd., Class H*	56,000	20,612

CCR SA	19,182	45,568

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	269

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Transportation Infrastructure – (continued)

China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A	9,600	$12,239

China Merchants Port Holdings Co. Ltd.	40,521	51,528

COSCO SHIPPING Ports Ltd.	51,348	30,909

EcoRodovias Infraestrutura e Logistica SA	89,300	124,308

Evergreen International Storage & Transport Corp.	16,000	14,725

GMR Airports Infrastructure Ltd.*	48,418	31,752

Grupo Aeroportuario del Centro Norte SAB de CV, Class B	4,700	35,831

Grupo Aeroportuario del Pacifico SAB de CV, Class B	5,506	64,143

Grupo Aeroportuario del Sureste SAB de CV, Class B	3,280	70,595

Guangdong Provincial Expressway Development Co. Ltd., Class B	9,800	7,527

International Container Terminal Services, Inc.	15,510	54,998

Jasa Marga Persero Tbk. PT	39,723	10,653

Jiangsu Expressway Co. Ltd., Class H	32,000	29,118

Malaysia Airports Holdings Bhd.	16,908	26,225

National Marine Dredging Co.*	3,341	19,757

Ningbo Zhoushan Port Co. Ltd., Class A	23,500	11,079

Novorossiysk Commercial Sea Port PJSC‡	189,696	—

Promotora y Operadora de Infraestructura SAB de CV	2,160	17,658

Qingdao Port International Co. Ltd., Class H(b)	49,000	24,486

Salik Co. PJSC	24,346	21,144

Santos Brasil Participacoes SA	27,200	39,913

Saudi Ground Services Co.*	4,431	34,429

Shanghai International Airport Co. Ltd., Class A*	3,600	18,305

Investments	Shares	Value

Transportation Infrastructure – (continued)

Shanghai International Port Group Co. Ltd., Class A	55,600	$37,988

Shenzhen International Holdings Ltd.	24,500	16,125

Sociedad Matriz SAAM SA	1,554,996	171,450

Taiwan High Speed Rail Corp.	48,000	43,508

TangShan Port Group Co. Ltd., Class A	4,900	2,384

TAV Havalimanlari Holding A/S*	2,961	11,993

Westports Holdings Bhd.	17,500	12,341

Wilson Sons SA	14,400	38,463

Zhejiang Expressway Co. Ltd., Class H(a)	470,000	353,794
		1,783,052

Water Utilities - 0.7%

Aguas Andinas SA, Class A	1,092,562	317,584

AlKhorayef Water & Power Technologies Co.	294	10,721

Athens Water Supply & Sewage Co. SA	1,372	8,136

Beijing Capital Eco-Environment Protection Group Co. Ltd., Class A	24,000	9,052

Beijing Enterprises Water Group Ltd.	132,000	27,835

China Water Affairs Group Ltd.	350,000	221,417

Cia de Saneamento Basico do Estado de Sao Paulo SABESP	4,700	54,400

Cia de Saneamento de Minas Gerais Copasa MG	75,200	237,693

Cia de Saneamento do Parana	94,000	405,413

Emirates Central Cooling Systems Corp.	34,496	16,811

Guangdong Investment Ltd.	94,000	64,152

Manila Water Co., Inc.	441,800	131,746

National Central Cooling Co. PJSC	5,029	4,792
		1,509,752

Wireless Telecommunication Services - 0.8%

Advanced Info Service PCL, NVDR	14,100	86,304

See Accompanying Notes to the Financial Statements.

270	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Wireless Telecommunication Services – (continued)

Axiata Group Bhd.	49,004	$22,422

Bharti Airtel Ltd.	39,339	432,046

Celcomdigi Bhd.	42,300	37,555

Empresa Nacional de Telecomunicaciones SA	55,272	185,619

Etihad Etisalat Co.	7,322	89,973

Far EasTone Telecommunications Co. Ltd.	27,032	63,257

Globe Telecom, Inc.	980	30,398

Indosat Tbk. PT	31,800	18,918

Intouch Holdings PCL, NVDR	18,800	37,137

Kuwait Telecommunications Co.	3,699	6,333

Maxis Bhd.	32,900	27,345

Mobile Telecommunications Co. KSCP	60,348	93,773

Mobile Telecommunications Co. Saudi Arabia	8,508	31,296

Mobile TeleSystems PJSC‡	31,356	—

MTN Group Ltd.	45,214	219,427

PLDT, Inc.	2,625	55,979

Sistema PJSFC‡	122,643	—

SK Telecom Co. Ltd.	2,679	97,496

Smartfren Telecom Tbk. PT*	4,635,400	15,174

Taiwan Mobile Co. Ltd.	28,904	85,371

TIM SA	14,100	42,415

Turkcell Iletisim Hizmetleri A/S*	27,401	46,487

Vodacom Group Ltd.	11,515	62,320

Vodafone Idea Ltd.*	219,456	31,234

Vodafone Qatar QSC	44,198	21,607

XL Axiata Tbk. PT	102,900	14,705
		1,854,591
Total Common Stocks (Cost $212,305,889)		218,902,084

Investments	Principal Amount	Value

CORPORATE BONDS – 0.0%(d)

Independent Power and Renewable Electricity Producers – 0.0%(d)

NTPC Ltd. Series 54, 8.49%, 3/25/2025 (Cost $–)	INR 39,301	$4,971
	Number of Rights

RIGHTS – 0.0%(d)

Banks – 0.0%(d)

Gulf Bank KSCP, expiring 11/12/2023, price 0.23 KWD*	3,505	72

Biotechnology – 0.0%

Vaxcell-Bio Therapeutics Co. Ltd., expiring 11/1/2023, price 23,850.00 KRW* ‡	95	—

Ground Transportation – 0.0%(d)

Localiza Rent a Car SA, expiring 11/10/2023, price 47.13 BRL*	88	122

Health Care Technology – 0.0%

Lunit, Inc., expiring 11/1/2023, price 153,500.00 KRW* ‡	50	—

Machinery – 0.0%(d)

Hanwha Ocean Co. Ltd., expiring 11/8/2023, price 21,850.00 KRW*	232	301

Semiconductors & Semiconductor Equipment – 0.0%(d)

Gudeng Precision Industrial Co. Ltd., expiring 11/27/2023, price 300 TWD*	84	93

Winbond Electronics Corp., expiring 10/26/2023, price 22 TWD*	2,139	195
		288

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	271

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Number of Rights	Value

RIGHTS – (continued)

Technology Hardware, Storage & Peripherals – 0.0%(d)

CosmoAM&T Co. Ltd., expiring 11/6/2023, price 122,800.00 KRW*	15	$184
Total Rights (cost $–)		967
	Principal Amount

SECURITIES LENDING REINVESTMENTS – 0.3%(e)

REPURCHASE AGREEMENTS – 0.3%

Citigroup Global Markets, Inc., 5.28%, dated 10/31/2023, due 11/1/2023, repurchase price $677,414, collateralized by various U.S. Treasury Securities, ranging from 1.50% – 3.88%, maturing 2/15/2025 – 1/31/2027; total market value $685,017 (Cost $677,315)	$677,315	677,315
Total Investments – 100.4% (Cost $212,983,204)		219,585,337

Liabilities in excess of other assets – (0.4%)		(861,812)
NET ASSETS – 100.0%		$218,723,525

*	Non-income producing security.

‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(a)

The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $5,168,593, collateralized in the form of cash with a value of $677,315 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $4,058,892 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.63%, and maturity dates ranging from November 7, 2023 – May 15, 2053 and $780,668 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 5.75%, and maturity dates ranging from November 13, 2023 – October 22, 2073; a total value of $5,516,875.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents less than 0.05% of net assets.

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2023. The total value of securities purchased was $677,315.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT – Real Estate Investment Trust

SCA – Limited partnership with share capital

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$42,941,915
Aggregate gross unrealized depreciation	(41,755,857)
Net unrealized appreciation	$1,186,058
Federal income tax cost	$218,353,325

See Accompanying Notes to the Financial Statements.

272	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Futures Contracts

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI Emerging Markets E-Mini Index	20	12/15/2023	USD	$919,200	$(51,792)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2023:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	351,469	BNP Paribas SA	HKD	2,746,137	12/20/2023	$222
USD	106,238	Citibank NA	INR*	8,848,500	12/20/2023	100
USD	99,806	Citibank NA	KRW*	131,816,590	12/20/2023	1,931
USD	256,908	Morgan Stanley	TWD*	8,156,120	12/20/2023	3,918
Total unrealized appreciation						$6,171
USD	24,632	BNP Paribas SA	ZAR	470,000	12/20/2023	$(333)
Total unrealized depreciation						$(333)
Net unrealized appreciation						$5,838

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

HKD – Hong Kong Dollar

INR – Indian Rupee

KRW – Korean Won

TWD – Taiwan Dollar

USD – US Dollar

ZAR – South African Rand

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	273

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

FlexShares® Morningstar Emerging Markets Factor Tilt Index invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2023:

Brazil	6.6%
Chile	1.1
China	23.5
Colombia	0.6
Czech Republic	0.4
Egypt	0.5
Greece	0.5
Hungary	0.3
India	14.4
Indonesia	2.4
Kuwait	0.7
Malaysia	2.6
Mexico	2.2
Peru	0.3
Philippines	0.9
Qatar	1.2
Saudi Arabia	2.7
South Africa	4.0
South Korea	11.9
Taiwan	15.9
Thailand	2.0
Turkey	2.1
United Arab Emirates	2.8
United Kingdom	0.0 †
United States	0.5
Other[1]	(0.1)
100.0%

†	Amount represents less than 0.05%.
[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	100.1%
Corporate Bonds	0.0 †
Rights	0.0 †
Securities Lending Reinvestments	0.3
Others(1)	(0.4)
100.0%

†	Amount represents less than 0.05%.
(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

274	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® US Quality Large Cap Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 99.3%

Aerospace & Defense – 0.7%

Lockheed Martin Corp.	2,268	$1,031,124

Textron, Inc.	504	38,304
		1,069,428

Air Freight & Logistics – 1.2%

Expeditors International of Washington, Inc.	6,678	729,572

United Parcel Service, Inc., Class B	7,686	1,085,647
		1,815,219

Automobiles – 1.1%

Tesla, Inc.*	8,064	1,619,574

Banks – 3.5%

Bank of America Corp.	28,602	753,377

Citigroup, Inc.	34,146	1,348,425

JPMorgan Chase & Co.	17,766	2,470,540

Wells Fargo & Co.	12,726	506,113
		5,078,455

Beverages – 0.2%

Molson Coors Beverage Co., Class B	4,914	283,882

Biotechnology – 2.2%

AbbVie, Inc.	2,268	320,196

Amgen, Inc.	8,064	2,061,965

Biogen, Inc.*	252	59,860

Gilead Sciences, Inc.	3,654	286,985

Regeneron Pharmaceuticals, Inc.*	186	145,060

Vertex Pharmaceuticals, Inc.*	1,008	365,007
		3,239,073

Broadline Retail – 2.8%

Amazon.com, Inc.*	22,050	2,934,635

eBay, Inc.	16,254	637,644

Etsy, Inc.* (a)	1,008	62,798

MercadoLibre, Inc.*	431	534,759
		4,169,836

Building Products – 0.5%

A O Smith Corp.	2,520	175,795

Investments	Shares	Value

Building Products – (continued)

Builders FirstSource, Inc.*	2,394	$259,797

Masco Corp.	6,300	328,167
		763,759

Capital Markets – 1.7%

Ameriprise Financial, Inc.	504	158,543

Bank of New York Mellon Corp. (The)	19,782	840,735

Goldman Sachs Group, Inc. (The)	882	267,784

Morgan Stanley	10,584	749,559

Robinhood Markets, Inc., Class A* (a)	14,364	131,287

State Street Corp.	5,670	366,452
		2,514,360

Chemicals – 0.9%

CF Industries Holdings, Inc.	3,654	291,516

Dow, Inc.	14,364	694,356

LyondellBasell Industries NV, Class A	2,772	250,145

Mosaic Co. (The)	1,638	53,202
		1,289,219

Communications Equipment – 1.6%

Cisco Systems, Inc.	45,738	2,384,322

Consumer Finance – 1.2%

Capital One Financial Corp.	7,812	791,278

Discover Financial Services	5,418	444,709

Synchrony Financial	18,144	508,939
		1,744,926

Consumer Staples Distribution & Retail – 0.5%

Kroger Co. (The)	17,010	771,744

Diversified Telecommunication Services – 0.7%

AT&T, Inc.	71,820	1,106,028

Electric Utilities – 2.2%

Constellation Energy Corp.	2,898	327,242

Evergy, Inc.(a)	756	37,150

Exelon Corp.	20,286	789,937

PPL Corp.	28,224	693,464

Southern Co. (The)	19,782	1,331,328
		3,179,121

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	275

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – 0.3%

Emerson Electric Co.	1,512	$134,523

Hubbell, Inc., Class B	1,134	306,293
		440,816

Electronic Equipment, Instruments & Components – 0.4%

Jabil, Inc.	4,410	541,548

Entertainment – 0.4%

Atlanta Braves Holdings, Inc., Class C*	1	24

Electronic Arts, Inc.	3,780	467,926

Liberty Media Corp-Liberty Formula One, Class C*	630	40,755

Warner Bros Discovery, Inc.*	2,646	26,301
		535,006

Financial Services – 4.2%

Berkshire Hathaway, Inc., Class B*	10,458	3,569,629

Fidelity National Information Services, Inc.	5,796	284,642

Fiserv, Inc.*	5,040	573,300

PayPal Holdings, Inc.*	4,032	208,858

Toast, Inc., Class A* (a)	2,394	38,280

Visa, Inc., Class A(a)	6,174	1,451,507
		6,126,216

Food Products – 1.0%

Archer-Daniels-Midland Co.	882	63,125

Campbell Soup Co.	7,182	290,225

General Mills, Inc.	11,214	731,601

Hershey Co. (The)	1,638	306,879

Kraft Heinz Co. (The)	2,394	75,315
		1,467,145

Ground Transportation – 0.1%

Old Dominion Freight Line, Inc.	252	94,918

Health Care Equipment & Supplies – 0.8%

Abbott Laboratories	2,394	226,353

Align Technology, Inc.*	630	116,292

Hologic, Inc.*	5,544	366,846

IDEXX Laboratories, Inc.*	1,067	426,234
		1,135,725

Investments	Shares	Value

Health Care Providers & Services – 4.8%

Cardinal Health, Inc.	7,308	$665,028

Cencora, Inc.	2,898	536,565

Centene Corp.*	1,386	95,606

Cigna Group (The)	2,898	896,062

CVS Health Corp.	9,450	652,144

Elevance Health, Inc.	630	283,557

HCA Healthcare, Inc.	1,134	256,443

Laboratory Corp. of America Holdings	2,898	578,817

McKesson Corp.	2,646	1,204,883

Quest Diagnostics, Inc.	1,890	245,889

UnitedHealth Group, Inc.	2,963	1,586,864
		7,001,858

Health Care REITs – 0.1%

Healthpeak Properties, Inc., REIT	7,182	111,680

Hotel & Resort REITs – 0.5%

Host Hotels & Resorts, Inc., REIT	45,360	702,173

Hotels, Restaurants & Leisure – 1.9%

Airbnb, Inc., Class A* (a)	3,402	402,423

Booking Holdings, Inc.*	278	775,498

Caesars Entertainment, Inc.*	3,276	130,680

Carnival Corp.* (a)	21,924	251,249

DoorDash, Inc., Class A*	3,024	226,649

DraftKings, Inc., Class A* (a)	9,954	274,929

Expedia Group, Inc.*	756	72,039

Royal Caribbean Cruises Ltd.*	3,276	277,575

Yum! Brands, Inc.	3,276	395,937
		2,806,979

Household Durables – 0.9%

Lennar Corp., Class A	6,174	658,642

NVR, Inc.*	134	725,291
		1,383,933

Household Products – 2.1%

Colgate-Palmolive Co.	7,308	548,977

Kimberly-Clark Corp.	1,386	165,821

Procter & Gamble Co. (The)	15,624	2,344,069
		3,058,867

See Accompanying Notes to the Financial Statements.

276	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Industrial Conglomerates – 0.8%

3M Co.	2,016	$183,355

General Electric Co.	9,324	1,012,866
		1,196,221

Insurance – 2.2%

Aflac, Inc.	12,348	964,503

American International Group, Inc.	15,246	934,732

Arch Capital Group Ltd.*	1,134	98,295

MetLife, Inc.	13,608	816,616

Prudential Financial, Inc.	4,536	414,772
		3,228,918

Interactive Media & Services – 7.6%

Alphabet, Inc., Class A*	35,910	4,455,713

Alphabet, Inc., Class C*	33,516	4,199,555

Meta Platforms, Inc., Class A*	8,316	2,505,361
		11,160,629

IT Services – 1.8%

Accenture plc, Class A	4,410	1,310,167

Cognizant Technology Solutions Corp., Class A	9,450	609,241

Gartner, Inc.*	2,016	669,393
		2,588,801

Life Sciences Tools & Services – 0.5%

Danaher Corp.	504	96,778

Mettler-Toledo International, Inc.*	548	539,890

Waters Corp.*	630	150,274
		786,942

Machinery – 2.0%

Caterpillar, Inc.	5,166	1,167,774

Illinois Tool Works, Inc.	5,922	1,327,238

PACCAR, Inc.	4,158	343,160

Snap-on, Inc.	504	130,002
		2,968,174

Media – 1.8%

Comcast Corp., Class A	24,696	1,019,698

Fox Corp., Class A	24,192	735,195

Interpublic Group of Cos., Inc. (The)	8,064	229,017

Investments	Shares	Value

Media – (continued)

Omnicom Group, Inc.	8,190	$613,513
		2,597,423

Metals & Mining – 1.8%

Freeport-McMoRan, Inc.	7,812	263,890

Nucor Corp.	5,544	819,348

Reliance Steel & Aluminum Co.	3,024	769,245

Steel Dynamics, Inc.	6,930	738,114
		2,590,597

Multi-Utilities – 1.7%

Consolidated Edison, Inc.	9,954	873,862

DTE Energy Co.	8,064	777,208

Public Service Enterprise Group, Inc.	14,616	901,076
		2,552,146

Oil, Gas & Consumable Fuels – 2.8%

EQT Corp.(a)	8,190	347,092

Exxon Mobil Corp.	7,434	786,889

Marathon Oil Corp.	8,946	244,315

Marathon Petroleum Corp.	7,812	1,181,565

Occidental Petroleum Corp.(a)	12,348	763,230

Valero Energy Corp.(a)	5,670	720,090
		4,043,181

Pharmaceuticals – 4.9%

Bristol-Myers Squibb Co.	18,144	934,960

Eli Lilly & Co.	4,842	2,682,129

Johnson & Johnson	20,034	2,971,844

Merck & Co., Inc.	3,654	375,266

Pfizer, Inc.	10,080	308,045
		7,272,244

Professional Services – 0.2%

Automatic Data Processing, Inc.	378	82,487

Leidos Holdings, Inc.	504	49,957

Paychex, Inc.	2,142	237,869
		370,313

Real Estate Management & Development – 0.5%

CBRE Group, Inc., Class A*	10,332	716,421

Residential REITs – 0.7%

AvalonBay Communities, Inc., REIT	4,788	793,563

Equity Residential, REIT	3,150	174,289

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	277

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Residential REITs – (continued)

Mid-America Apartment Communities, Inc., REIT(a)	252	$29,774
		997,626

Retail REITs – 0.1%

Regency Centers Corp., REIT	504	30,371

Simon Property Group, Inc., REIT	882	96,923
		127,294

Semiconductors & Semiconductor Equipment – 7.3%

Analog Devices, Inc.	4,914	773,120

Applied Materials, Inc.	8,190	1,083,947

Broadcom, Inc.	2,421	2,036,957

KLA Corp.	2,142	1,006,097

Lam Research Corp.	2,142	1,259,967

Microchip Technology, Inc.	11,592	826,394

NVIDIA Corp.	7,938	3,237,116

QUALCOMM, Inc.	4,158	453,180
		10,676,778

Software – 10.7%

Adobe, Inc.*	3,402	1,810,068

ANSYS, Inc.*	630	175,304

Autodesk, Inc.*	126	24,901

Bentley Systems, Inc., Class B(a)	756	36,772

Cadence Design Systems, Inc.*	378	90,663

Check Point Software Technologies Ltd.*	5,922	795,028

Fair Isaac Corp.*	756	639,478

Fortinet, Inc.*	10,962	626,698

Intuit, Inc.	3,276	1,621,456

Manhattan Associates, Inc.*	882	171,972

Microsoft Corp.	23,562	7,966,548

Oracle Corp.	15,624	1,615,522

Roper Technologies, Inc.	126	61,560

Salesforce, Inc.*	126	25,305

Zoom Video Communications, Inc., Class A* (a)	1,386	83,132
		15,744,407

Specialized REITs – 1.1%

Iron Mountain, Inc., REIT(a)	1,260	74,428

Public Storage, REIT	3,024	721,859

Investments	Shares	Value

Specialized REITs – (continued)

Weyerhaeuser Co., REIT	26,460	$759,138
		1,555,425

Specialty Retail – 2.4%

AutoZone, Inc.*	378	936,355

Best Buy Co., Inc.	4,536	303,096

Home Depot, Inc. (The)	3,402	968,516

Lowe’s Cos., Inc.	4,662	888,437

O’Reilly Automotive, Inc.*	378	351,706

Ulta Beauty, Inc.*	378	144,135
		3,592,245

Technology Hardware, Storage & Peripherals – 8.6%

Apple, Inc.	72,576	12,393,803

NetApp, Inc.	1,260	91,703

Super Micro Computer, Inc.*	378	90,520
		12,576,026

Tobacco – 0.7%

Altria Group, Inc.	5,040	202,457

Philip Morris International, Inc.	9,702	865,030
		1,067,487

Trading Companies & Distributors – 0.6%

WW Grainger, Inc.	1,194	871,417

Water Utilities – 0.0%(b)

Veralto Corp.*	166	11,454
Total Common Stocks (Cost $138,888,823)		145,727,979

Total Investments – 99.3% (Cost $138,888,823)		145,727,979

Other assets less liabilities – 0.7%		1,077,913
NET ASSETS – 100.0%		$146,805,892

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $4,023,270, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.63%, and maturity dates ranging from November 7, 2023 – August 15, 2053; a total value of $4,059,459.

(b)	Represents less than 0.05% of net assets.

See Accompanying Notes to the Financial Statements.

278	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Large Cap Index Fund (cont.)

Percentages shown are based on Net Assets.

Abbreviations

REIT – Real Estate Investment Trust

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,828,794
Aggregate gross unrealized depreciation	(8,030,809)
Net unrealized appreciation	$6,797,985
Federal income tax cost	$138,864,423

Futures Contracts

FlexShares® US Quality Large Cap Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and UnrealizedDepreciation*
Long Contracts
S&P 500 E-Mini Index	2	12/15/2023	USD	$421,225	$(29,611)
S&P 500 Micro E-Mini Index	29	12/15/2023	USD	610,776	(35,960)
					$(65,571)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	99.3%
Others(1)	0.7
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	279

Schedule of Investments

FlexShares® STOXX® US ESG Select Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 98.8%

Air Freight & Logistics – 0.3%

Expeditors International of Washington, Inc.	715	$78,114

FedEx Corp.	1,625	390,162
		468,276

Automobile Components – 0.1%

Aptiv plc*	1,495	130,364

BorgWarner, Inc.(a)	1,690	62,361
		192,725

Automobiles – 3.8%

Ford Motor Co.	13,390	130,552

General Motors Co.	14,235	401,427

Rivian Automotive, Inc., Class A* (a)	5,980	96,996

Tesla, Inc.*	28,795	5,783,188
		6,412,163

Banks – 4.4%

Bank of America Corp.	72,150	1,900,431

Citigroup, Inc.	19,955	788,023

Huntington Bancshares, Inc.	11,765	113,532

JPMorgan Chase & Co.	30,290	4,212,128

KeyCorp(a)	5,785	59,123

Regions Financial Corp.	6,110	88,778

US Bancorp	5,590	178,209
		7,340,224

Beverages – 2.4%

Brown-Forman Corp., Class B	1,170	65,707

Coca-Cola Co. (The)	40,885	2,309,594

Coca-Cola Europacific Partners plc	2,210	129,307

Keurig Dr Pepper, Inc.	10,335	313,461

PepsiCo, Inc.	7,150	1,167,452
		3,985,521

Biotechnology – 1.2%

Amgen, Inc.	1,885	481,995

Gilead Sciences, Inc.	8,645	678,978

Vertex Pharmaceuticals, Inc.*	2,210	800,263
		1,961,236

Investments	Shares	Value

Broadline Retail – 5.2%

Amazon.com, Inc.*	63,700	$8,477,833

eBay, Inc.	4,550	178,497
		8,656,330

Building Products – 0.3%

Lennox International, Inc.	325	120,426

Owens Corning(a)	455	51,583

Trane Technologies plc	2,015	383,475
		555,484

Capital Markets – 2.9%

Bank of New York Mellon Corp. (The)	4,225	179,563

BlackRock, Inc.	1,495	915,359

FactSet Research Systems, Inc.	390	168,437

Goldman Sachs Group, Inc. (The)	3,445	1,045,936

Moody’s Corp.	845	260,260

Morgan Stanley	8,970	635,255

MSCI, Inc., Class A	585	275,857

Nasdaq, Inc.	3,120	154,752

Northern Trust Corp.(b)	1,170	77,115

S&P Global, Inc.	2,730	953,616

State Street Corp.	2,275	147,033
		4,813,183

Chemicals – 0.6%

Corteva, Inc.	4,810	231,553

DuPont de Nemours, Inc.	3,250	236,860

Ecolab, Inc.	2,015	337,996

Sherwin-Williams Co. (The)	845	201,288
		1,007,697

Commercial Services & Supplies – 0.3%

Cintas Corp.	910	461,479

Communications Equipment – 1.1%

Cisco Systems, Inc.	35,295	1,839,928

F5, Inc.*	325	49,267
		1,889,195

Consumer Finance – 0.1%

Capital One Financial Corp.	1,235	125,093

See Accompanying Notes to the Financial Statements.

280	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® US ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Consumer Staples Distribution & Retail – 2.6%

Costco Wholesale Corp.	1,560	$861,807

Dollar Tree, Inc.*	1,170	129,975

Kroger Co. (The)	6,760	306,701

Target Corp.	3,965	439,282

Walgreens Boots Alliance, Inc.	7,540	158,943

Walmart, Inc.	15,080	2,464,223
		4,360,931

Containers & Packaging – 0.2%

Amcor plc	14,105	125,393

Ball Corp.(a)	2,860	137,709
		263,102

Diversified Telecommunication Services – 0.6%

Verizon Communications, Inc.	29,380	1,032,119

Electric Utilities – 0.0%(c)

Entergy Corp.	780	74,560

Electrical Equipment – 0.2%

Emerson Electric Co.	1,950	173,491

Rockwell Automation, Inc.	390	102,496
		275,987

Electronic Equipment, Instruments & Components – 0.4%

CDW Corp.	1,170	234,468

Corning, Inc.	3,965	106,103

Flex Ltd.*	1,235	31,765

Jabil, Inc.	650	79,820

Keysight Technologies, Inc.*	585	71,399

Trimble, Inc.*	1,170	55,142

Zebra Technologies Corp., Class A*	195	40,839
		619,536

Energy Equipment & Services – 0.6%

Baker Hughes Co., Class A	5,395	185,696

Schlumberger NV(a)	14,885	828,499
		1,014,195

Entertainment – 0.8%

Walt Disney Co. (The)*	15,860	1,294,017

Investments	Shares	Value

Financial Services – 6.0%

Apollo Global Management, Inc.(a)	4,680	$362,419

Berkshire Hathaway, Inc., Class B*	13,650	4,659,154

Block, Inc., Class A*	1,755	70,639

Fidelity National Information Services, Inc.	2,925	143,647

Mastercard, Inc., Class A	2,925	1,100,824

PayPal Holdings, Inc.*	7,605	393,939

Visa, Inc., Class A	13,910	3,270,241
		10,000,863

Food Products – 1.1%

Archer-Daniels-Midland Co.	1,950	139,561

Conagra Brands, Inc.	3,055	83,585

Darling Ingredients, Inc.*	1,235	54,698

General Mills, Inc.	6,045	394,376

Hershey Co. (The)	1,560	292,266

Hormel Foods Corp.	1,755	57,125

J M Smucker Co. (The)	715	81,396

Kellogg Co.	3,445	173,869

McCormick & Co., Inc. (Non-Voting)	2,080	132,912

Mondelez International, Inc., Class A	4,810	318,470

Tyson Foods, Inc., Class A	1,105	51,217
		1,779,475

Ground Transportation – 0.7%

Uber Technologies, Inc.*	10,660	461,365

Union Pacific Corp.	3,185	661,238
		1,122,603

Health Care Equipment & Supplies – 1.9%

Baxter International, Inc.	1,950	63,238

Becton Dickinson & Co.	2,015	509,352

Boston Scientific Corp.*	7,475	382,645

Cooper Cos., Inc. (The)	325	101,319

Edwards Lifesciences Corp.*	5,330	339,628

Hologic, Inc.*	2,015	133,333

IDEXX Laboratories, Inc.*	455	181,759

Medtronic plc	6,955	490,745

Penumbra, Inc.*	390	74,548

Stryker Corp.	2,925	790,393

Zimmer Biomet Holdings, Inc.	1,105	115,373
		3,182,333

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	281

FlexShares® STOXX® US ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Providers & Services – 3.5%

Cardinal Health, Inc.	1,820	$165,620

Cencora, Inc.	910	168,486

Centene Corp.*	1,755	121,060

Cigna Group (The)	2,080	643,136

CVS Health Corp.	13,455	928,530

Elevance Health, Inc.	2,080	936,187

Humana, Inc.	455	238,279

Quest Diagnostics, Inc.	325	42,282

UnitedHealth Group, Inc.	4,810	2,576,044
		5,819,624

Health Care REITs – 0.4%

Healthpeak Properties, Inc., REIT	5,330	82,882

Ventas, Inc., REIT	3,640	154,554

Welltower, Inc., REIT(a)	5,395	451,076
		688,512

Hotels, Restaurants & Leisure – 2.1%

Booking Holdings, Inc.*	260	725,286

Caesars Entertainment, Inc.*	1,235	49,264

Carnival Corp.* (a)	4,030	46,184

Chipotle Mexican Grill, Inc., Class A*	130	252,486

Darden Restaurants, Inc.	845	122,973

Domino’s Pizza, Inc.	260	88,137

Hilton Worldwide Holdings, Inc.	2,275	344,731

Las Vegas Sands Corp.	1,560	74,038

Marriott International, Inc., Class A	1,365	257,384

McDonald’s Corp.	3,770	988,381

MGM Resorts International	2,600	90,792

Yum China Holdings, Inc.	2,275	119,574

Yum! Brands, Inc.	2,405	290,668
		3,449,898

Household Products – 2.3%

Church & Dwight Co., Inc.(a)	1,365	124,133

Clorox Co. (The)	1,300	153,010

Colgate-Palmolive Co.	7,085	532,225

Procter & Gamble Co. (The)	20,475	3,071,865
		3,881,233

Investments	Shares	Value

Independent Power and Renewable Electricity Producers – 0.0%(c)

AES Corp. (The)	4,160	$61,984

Industrial REITs – 0.2%

Prologis, Inc., REIT	3,185	320,889

Insurance – 2.1%

Aflac, Inc.	4,745	370,632

Allstate Corp. (The)(a)	1,365	174,897

American International Group, Inc.	2,535	155,421

Aon plc, Class A	1,040	321,776

Arch Capital Group Ltd.*	1,365	118,318

Arthur J Gallagher & Co.	1,495	352,058

Chubb Ltd.	1,430	306,907

Everest Group Ltd.	325	128,576

Hartford Financial Services Group, Inc. (The)	2,535	186,196

Marsh & McLennan Cos., Inc.	3,445	653,344

Progressive Corp. (The)	3,055	482,965

Willis Towers Watson plc	910	214,660
		3,465,750

Interactive Media & Services – 5.8%

Alphabet, Inc., Class C*	20,150	2,524,795

Meta Platforms, Inc., Class A*	23,140	6,971,388

Snap, Inc., Class A* (a)	11,830	118,418
		9,614,601

IT Services – 2.5%

Accenture plc, Class A	6,890	2,046,950

Akamai Technologies, Inc.*	1,365	141,045

Amdocs Ltd.	1,170	93,787

Cognizant Technology Solutions Corp., Class A	4,485	289,148

Gartner, Inc.* (a)	650	215,826

International Business Machines Corp.	9,490	1,372,634
		4,159,390

Life Sciences Tools & Services – 0.9%

Agilent Technologies, Inc.	1,495	154,538

Avantor, Inc.* (a)	2,730	47,584

Danaher Corp.	3,640	698,953

Illumina, Inc.*	1,105	120,909

See Accompanying Notes to the Financial Statements.

282	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® US ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Life Sciences Tools & Services – (continued)

IQVIA Holdings, Inc.*	1,625	$293,849

Mettler-Toledo International, Inc.*	65	64,038

Revvity, Inc.(a)	455	37,697

West Pharmaceutical Services, Inc.	390	124,133
		1,541,701

Machinery – 1.5%

Caterpillar, Inc.	2,665	602,423

Cummins, Inc.	975	210,893

Deere & Co.	1,040	379,974

Dover Corp.	780	101,361

Fortive Corp.	2,990	195,187

IDEX Corp.	390	74,650

Illinois Tool Works, Inc.	1,040	233,085

Ingersoll Rand, Inc.	1,495	90,717

Nordson Corp.	390	82,910

Otis Worldwide Corp.	3,510	271,007

Stanley Black & Decker, Inc.	1,365	116,093

Toro Co. (The)	780	63,055

Xylem, Inc.	1,170	109,442
		2,530,797

Media – 0.7%

Comcast Corp., Class A	21,385	882,987

Interpublic Group of Cos., Inc. (The)	3,055	86,762

Omnicom Group, Inc.	1,820	136,336
		1,106,085

Metals & Mining – 0.5%

Freeport-McMoRan, Inc.	9,880	333,746

Newmont Corp.(a)	10,010	375,075

Nucor Corp.	1,300	192,127
		900,948

Multi-Utilities – 0.2%

CMS Energy Corp.(a)	1,105	60,046

Consolidated Edison, Inc.	1,235	108,421

Public Service Enterprise Group, Inc.	1,625	100,181
		268,648

Investments	Shares	Value

Office REITs – 0.0%(c)

Alexandria Real Estate Equities, Inc., REIT	585	$54,481

Oil, Gas & Consumable Fuels – 4.7%

APA Corp.	975	38,727

Chevron Corp.	18,135	2,642,814

Coterra Energy, Inc.	5,525	151,937

Exxon Mobil Corp.	41,730	4,417,120

Marathon Oil Corp.	3,900	106,509

Phillips 66(a)	4,680	533,848
		7,890,955

Passenger Airlines – 0.0%(c)

American Airlines Group, Inc.* (a)	3,965	44,210

United Airlines Holdings, Inc.*	975	34,135
		78,345

Personal Care Products – 0.1%

Estee Lauder Cos., Inc. (The), Class A	2,015	259,673

Pharmaceuticals – 7.6%

Bristol-Myers Squibb Co.	21,710	1,118,716

Eli Lilly & Co.	5,915	3,276,496

Johnson & Johnson	25,090	3,721,851

Merck & Co., Inc.	26,390	2,710,253

Pfizer, Inc.	39,260	1,199,785

Royalty Pharma plc, Class A	3,900	104,793

Zoetis, Inc., Class A	4,030	632,710
		12,764,604

Professional Services – 0.7%

Automatic Data Processing, Inc.	3,640	794,321

Broadridge Financial Solutions, Inc.	650	110,916

Verisk Analytics, Inc., Class A	1,495	339,903
		1,245,140

Real Estate Management & Development – 0.1%

CBRE Group, Inc., Class A*	3,120	216,341

Residential REITs – 0.2%

Camden Property Trust, REIT(a)	455	38,620

Equity Residential, REIT	1,690	93,508

Essex Property Trust, Inc., REIT(a)	455	97,334

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	283

FlexShares® STOXX® US ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Residential REITs – (continued)

Mid-America Apartment Communities, Inc., REIT	455	$53,758
		283,220

Retail REITs – 0.1%

Simon Property Group, Inc., REIT	1,170	128,571

Semiconductors & Semiconductor Equipment – 5.9%

Advanced Micro Devices, Inc.*	5,590	550,615

Applied Materials, Inc.	7,280	963,508

First Solar, Inc.*	520	74,074

Intel Corp.	36,335	1,326,227

KLA Corp.	715	335,835

Lam Research Corp.	910	535,280

Microchip Technology, Inc.(a)	1,950	139,015

Micron Technology, Inc.	11,440	764,993

NVIDIA Corp.	8,580	3,498,924

Qorvo, Inc.*	390	34,094

QUALCOMM, Inc.	5,850	637,592

Skyworks Solutions, Inc.(a)	585	50,743

Teradyne, Inc.	585	48,713

Texas Instruments, Inc.	6,370	904,604
		9,864,217

Software – 9.7%

Adobe, Inc.*	3,965	2,109,618

Autodesk, Inc.*	2,210	436,762

Crowdstrike Holdings, Inc., Class A* (a)	1,560	275,761

DocuSign, Inc., Class A*	1,235	48,017

Fortinet, Inc.*	2,340	133,778

Gen Digital, Inc.	5,720	95,295

HubSpot, Inc.*	455	192,815

Intuit, Inc.	1,950	965,152

Microsoft Corp.	26,650	9,010,632

Oracle Corp.	5,395	557,843

Palo Alto Networks, Inc.*	2,145	521,278

Salesforce, Inc.*	5,070	1,018,208

Splunk, Inc.*	780	114,785

Synopsys, Inc.*	1,040	488,218

Workday, Inc., Class A*	715	151,373
		16,119,535

Investments	Shares	Value

Specialized REITs – 0.6%

American Tower Corp., REIT	2,405	$428,547

Digital Realty Trust, Inc., REIT(a)	1,040	129,334

Iron Mountain, Inc., REIT	2,535	149,743

Weyerhaeuser Co., REIT	7,865	225,647
		933,271

Specialty Retail – 1.7%

AutoZone, Inc.*	65	161,013

Best Buy Co., Inc.	2,080	138,986

Burlington Stores, Inc.*	390	47,202

Lowe’s Cos., Inc.	5,070	966,190

Ross Stores, Inc.	2,990	346,750

TJX Cos., Inc. (The)	10,010	881,581

Tractor Supply Co.	910	175,230

Ulta Beauty, Inc.*	195	74,355

Williams-Sonoma, Inc.(a)	650	97,656
		2,888,963

Technology Hardware, Storage & Peripherals – 5.5%

Apple, Inc.	49,465	8,447,138

Hewlett Packard Enterprise Co.	10,725	164,950

HP, Inc.	9,295	244,737

NetApp, Inc.	1,560	113,537

Super Micro Computer, Inc.*	325	77,828

Western Digital Corp.*	3,185	127,878
		9,176,068

Textiles, Apparel & Luxury Goods – 0.9%

Deckers Outdoor Corp.*	195	116,427

Lululemon Athletica, Inc.* (a)	1,300	511,524

NIKE, Inc., Class B	8,580	881,766
		1,509,717

Trading Companies & Distributors – 0.4%

Ferguson plc	2,145	322,179

United Rentals, Inc.	260	105,630

WW Grainger, Inc.	325	237,195
		665,004

Water Utilities – 0.1%

American Water Works Co., Inc.	1,300	152,945
Total Common Stocks (Cost $153,457,687)		164,929,437

See Accompanying Notes to the Financial Statements.

284	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® US ESG Select Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS – 0.1%(d)

REPURCHASE AGREEMENTS – 0.1%

Citigroup Global Markets, Inc., 5.28%, dated 10/31/2023, due 11/1/2023, repurchase price $97,173, collateralized by various U.S. Treasury Securities, ranging from 1.50% –3.88%, maturing 2/15/2025 –1/31/2027; total market value $98,264 (Cost $97,159)	97,159	$97,159
Total Investments – 98.9% (Cost $153,554,846)		165,026,596

Other assets less liabilities – 1.1%		1,898,152
NET ASSETS – 100.0%		$166,924,748

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $4,105,867, collateralized in the form of cash with a value of $97,159 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $4,083,890 of collateral in the form of U.S. Government Treasury

Securities, interest rates ranging from 0.00% – 7.63%, and maturity dates ranging from November 7, 2023 – August 15, 2053 and $5,212 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 4.25%, and maturity dates ranging from November 13, 2023 – October 22, 2071; a total value of $4,186,261.

(b)	Investment in affiliated company. Northern Trust Investments, Inc., the Investment Adviser of the Fund, is a subsidiary of Northern Trust Corporation.

(c)	Represents less than 0.05% of net assets.

(d)	The security was purchased with cash collateral held from securities on loan at October 31, 2023. The total value of securities purchased was $97,159.

Percentages shown are based on Net Assets.

Abbreviations

REIT – Real Estate Investment Trust

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,280,225
Aggregate gross unrealized depreciation	(10,820,223)
Net unrealized appreciation	$11,460,002
Federal income tax cost	$153,450,476

Investment in a company which was affiliated for the period ended October 31, 2023, was as follows:

Security	Value October 31, 2022	Purchases at Cost	Sales Proceeds	Shares October 31, 2023	Value October 31, 2023	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Loss
Northern Trust Corp.	$—	$183,321	$81,522	1,170	$77,115	$(17,217)	$2,449	$(7,467)

Futures Contracts

FlexShares® STOXX® US ESG Select Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
S&P 500 E-Mini Index	9	12/15/2023	USD	$1,895,513	$(116,118)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	285

FlexShares® STOXX® US ESG Select Index Fund (cont.)

Security Type	% of Net Assets
Common Stocks	98.8%
Securities Lending Reinvestments	0.1
Others(1)	1.1
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

286	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® STOXX® Global ESG Select Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 98.8%

Air Freight & Logistics – 0.2%

Deutsche Post AG	3,220	$125,114

DSV A/S	1,150	171,327

International Distributions Services plc*	8,441	25,873
		322,314

Automobile Components – 0.4%

Aisin Corp.	1,200	41,219

BorgWarner, Inc.(a)	782	28,856

Bridgestone Corp.	4,600	172,130

Cie Generale des Etablissements Michelin SCA	4,462	132,152

Continental AG	552	35,848

Denso Corp.	11,600	168,472

Forvia SE*	1,127	18,869

Niterra Co. Ltd.	2,300	50,876

Sumitomo Electric Industries Ltd.	2,300	23,828

Valeo SE	414	5,444
		677,694

Automobiles – 2.0%

Bayerische Motoren Werke AG	1,748	161,908

Ferrari NV	506	152,697

General Motors Co.	10,258	289,276

Honda Motor Co. Ltd.	33,300	331,252

Mazda Motor Corp.	2,300	21,626

Mercedes-Benz Group AG	5,060	296,463

Mitsubishi Motors Corp.	6,900	21,988

Nissan Motor Co. Ltd.	18,400	68,937

Renault SA	1,058	36,960

Rivian Automotive, Inc., Class A* (a)	4,278	69,389

Stellantis NV	12,236	227,629

Subaru Corp.	2,300	38,871

Suzuki Motor Corp.	2,300	87,842

Toyota Motor Corp.	64,400	1,101,363

Volkswagen AG (Preference)	874	92,225

Volvo Car AB, Class B* (a)	2,116	7,256

Yamaha Motor Co. Ltd.(a)	2,300	55,235
		3,060,917

Investments	Shares	Value

Banks – 8.6%

ABN AMRO Bank NV, CVA(b)	2,254	$30,222

AIB Group plc	8,786	38,020

ANZ Group Holdings Ltd.	19,182	300,105

Banco Bilbao Vizcaya Argentaria SA(a)	31,924	250,446

Banco BPM SpA	9,729	49,598

Banco Santander SA(a)	87,308	319,858

Bank of America Corp.	23,230	611,878

Bank of Ireland Group plc(a)	7,222	64,504

Bank of Montreal	4,416	333,335

Bank of Queensland Ltd.(a)	3,404	10,992

Bank Polska Kasa Opieki SA	1,932	58,547

Bankinter SA(a)	3,726	23,481

Banque Cantonale Vaudoise (Registered)	138	15,558

Barclays plc	76,590	122,307

BAWAG Group AG(b)	506	22,431

BNP Paribas SA	7,038	403,872

Canadian Imperial Bank of Commerce	5,246	184,824

Citigroup, Inc.	14,904	588,559

Commerzbank AG	3,289	35,286

Commonwealth Bank of Australia	12,926	790,256

Danske Bank A/S	3,634	85,043

DBS Group Holdings Ltd.	6,900	165,443

Erste Group Bank AG	966	34,461

FinecoBank Banca Fineco SpA	3,496	41,073

Hang Seng Bank Ltd.	4,600	52,704

HSBC Holdings plc	100,464	722,061

ING Groep NV	8,878	112,871

Intesa Sanpaolo SpA(a)	98,900	256,796

Japan Post Bank Co. Ltd.	4,600	42,509

JPMorgan Chase & Co.	28,244	3,927,611

KBC Group NV	1,012	55,517

Lloyds Banking Group plc	374,900	181,696

Mediobanca Banca di Credito Finanziario SpA(a)	2,254	26,851

Mitsubishi UFJ Financial Group, Inc.	85,100	706,334

NatWest Group plc	27,278	58,985

Nordea Bank Abp	22,862	240,177

Oversea-Chinese Banking Corp. Ltd.	16,100	149,008

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	287

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Royal Bank of Canada	6,440	$513,808

Santander Bank Polska SA*	46	4,982

Skandinaviska Enskilda Banken AB, Class A	10,580	117,707

Societe Generale SA	4,140	92,530

Standard Chartered plc	12,788	97,761

Svenska Handelsbanken AB, Class A	10,534	89,570

Swedbank AB, Class A	5,106	83,518

Toronto-Dominion Bank (The)	9,200	513,331

UniCredit SpA	7,958	198,724

Virgin Money UK plc	6,946	12,554

Westpac Banking Corp.	21,896	285,587
		13,123,291

Beverages – 1.7%

Anheuser-Busch InBev SA/NV	3,450	195,570

Asahi Group Holdings Ltd.	2,300	82,557

Britvic plc	2,231	22,686

Budweiser Brewing Co. APAC Ltd.(b)	9,200	17,496

Carlsberg A/S, Class B	552	65,664

Coca-Cola Co. (The)	18,676	1,055,007

Coca-Cola Europacific Partners plc(a)	1,150	67,286

Coca-Cola HBC AG	1,150	29,751

Davide Campari-Milano NV(a)	3,036	33,470

Diageo plc	10,074	379,809

Heineken Holding NV	460	34,911

Heineken NV	1,380	123,607

Keurig Dr Pepper, Inc.	5,014	152,075

Kirin Holdings Co. Ltd.	4,600	64,378

Pernod Ricard SA	1,196	211,749

Remy Cointreau SA	230	26,049

Royal Unibrew A/S	46	3,321

Treasury Wine Estates Ltd.	5,796	44,404
		2,609,790

Biotechnology – 0.9%

CSL Ltd.	2,438	358,660

Gilead Sciences, Inc.(a)	6,072	476,895

Grifols SA*	782	8,749

Investments	Shares	Value

Biotechnology – (continued)

Swedish Orphan Biovitrum AB*	603	$12,381

Vertex Pharmaceuticals, Inc.*	1,334	483,055
		1,339,740

Broadline Retail – 5.5%

Allegro.eu SA* (b)	1,012	7,240

Amazon.com, Inc.*	57,546	7,658,797

eBay, Inc.	2,116	83,011

Isetan Mitsukoshi Holdings Ltd.	4,600	51,454

J Front Retailing Co. Ltd.(a)	2,300	21,725

Next plc	690	57,638

Prosus NV*	6,716	187,622

Rakuten Group, Inc.	9,200	33,824

Wesfarmers Ltd.	8,234	263,379
		8,364,690

Building Products – 0.4%

Assa Abloy AB, Class B	6,072	129,074

Belimo Holding AG (Registered)	46	19,258

Cie de Saint-Gobain SA	3,036	164,945

Fletcher Building Ltd.(a)	2,898	7,282

Lennox International, Inc.	138	51,135

Lixil Corp.	4,600	50,148

Nibe Industrier AB, Class B(a)	2,898	16,647

Reliance Worldwide Corp. Ltd.(a)	2,576	5,692

ROCKWOOL A/S, Class B	92	20,429

Trane Technologies plc	782	148,822
		613,432

Capital Markets – 1.9%

abrdn plc	9,660	18,362

Allfunds Group plc	2,438	12,416

ASX Ltd.	1,702	60,487

BlackRock, Inc.	1,380	844,946

Daiwa Securities Group, Inc.	9,200	52,486

Euronext NV(b)	414	28,794

FactSet Research Systems, Inc.	184	79,468

Goldman Sachs Group, Inc. (The)	1,656	502,778

Hargreaves Lansdown plc	1,357	11,635

Hong Kong Exchanges & Clearing Ltd.	6,900	242,504

IG Group Holdings plc	1,288	9,972

Julius Baer Group Ltd.	1,104	65,023

See Accompanying Notes to the Financial Statements.

288	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

London Stock Exchange Group plc	2,300	$231,090

Macquarie Group Ltd.	2,576	262,558

Man Group plc	2,576	6,861

Nasdaq, Inc.	1,196	59,322

S&P Global, Inc.	1,012	353,502

Schroders plc	3,772	16,903
		2,859,107

Chemicals – 0.9%

Air Liquide SA	1,702	290,865

Akzo Nobel NV	1,012	67,668

Arkema SA	276	25,783

BASF SE	5,290	243,427

Chr Hansen Holding A/S	368	25,041

Covestro AG* (b)	736	37,108

Croda International plc	966	51,319

DuPont de Nemours, Inc.	1,564	113,984

Ecolab, Inc.	920	154,321

Hexpol AB	2,691	23,773

Incitec Pivot Ltd.	17,066	29,607

Kansai Paint Co. Ltd.	2,300	33,396

LANXESS AG	92	2,100

Mitsubishi Chemical Group Corp.	4,600	25,760

Novozymes A/S, Class B(a)	1,380	61,873

OCI NV(a)	598	13,912

Orica Ltd.	2,346	21,776

Solvay SA	460	48,496

Wacker Chemie AG	92	11,232

Yara International ASA	920	30,058
		1,311,499

Commercial Services & Supplies – 0.3%

Brambles Ltd.	7,958	66,056

Cintas Corp.	552	279,930

Elis SA	1,656	27,079

ISS A/S	598	8,638

Rentokil Initial plc	11,914	60,257

SPIE SA	759	19,928

TOPPAN Holdings, Inc.	2,300	52,426
		514,314

Investments	Shares	Value

Communications Equipment – 0.1%

F5, Inc.*	230	$34,866

Nokia OYJ	12,466	41,374
		76,240

Construction & Engineering – 0.4%

Balfour Beatty plc	2,990	11,218

Bouygues SA	736	25,836

Eiffage SA	529	47,919

Ferrovial SE	2,576	77,437

HOCHTIEF AG	46	4,746

Obayashi Corp.	6,900	58,683

Shimizu Corp.	6,900	48,796

Skanska AB, Class B	2,116	31,695

Sweco AB, Class B	1,334	12,238

Vinci SA	3,082	340,362

Worley Ltd.	2,024	21,004
		679,934

Construction Materials – 0.1%

Buzzi SpA	368	9,724

Heidelberg Materials AG	184	13,319

Holcim AG	2,622	161,576

Wienerberger AG	437	10,596
		195,215

Consumer Finance – 0.0%(c)

Cembra Money Bank AG	46	3,156

Marui Group Co. Ltd.(a)	2,300	35,986
		39,142

Consumer Staples Distribution & Retail – 2.1%

Aeon Co. Ltd.	4,600	96,195

Axfood AB	598	13,199

Carrefour SA	3,450	60,461

Coles Group Ltd.	4,876	47,142

Endeavour Group Ltd.	9,430	29,495

HelloFresh SE*	690	14,995

J Sainsbury plc	9,108	28,437

Jeronimo Martins SGPS SA	1,334	30,711

Kesko OYJ, Class B	1,472	24,840

Koninklijke Ahold Delhaize NV	5,382	159,286

Kroger Co. (The)	3,220	146,091

Marks & Spencer Group plc*	10,166	26,744

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	289

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Consumer Staples Distribution & Retail – (continued)

Ocado Group plc*	2,530	$14,285

Target Corp.	2,254	249,721

Walgreens Boots Alliance, Inc.	5,060	106,665

Walmart, Inc.	11,730	1,916,799

Woolworths Group Ltd.	8,970	200,027
		3,165,093

Containers & Packaging – 0.2%

Amcor plc	6,808	60,523

Ball Corp.(a)	1,196	57,587

Billerud Aktiebolag	2,438	22,585

DS Smith plc	8,165	28,257

Huhtamaki OYJ	230	7,879

Orora Ltd.	5,198	8,096

Smurfit Kappa Group plc(a)	1,426	46,334

Verallia SA(b)	184	5,979
		237,240

Distributors – 0.0%(c)

D’ieteren Group	92	13,624

Inchcape plc	1,656	13,383
		27,007

Diversified Consumer Services – 0.0%(c)

Pearson plc	3,864	44,618

Diversified REITs – 0.1%

British Land Co. plc (The), REIT	6,348	22,917

Charter Hall Group, REIT	1,196	6,565

GPT Group (The), REIT	12,006	27,518

Mirvac Group, REIT	31,602	36,416

Stockland, REIT	22,448	50,314

Suntec REIT, REIT	18,400	14,773
		158,503

Diversified Telecommunication Services – 0.8%

BT Group plc(a)	35,328	48,335

Cellnex Telecom SA(b)	2,438	71,434

Chorus Ltd.	2,070	8,639

Deutsche Telekom AG (Registered)	19,090	413,147

Elisa OYJ	322	13,641

Infrastrutture Wireless Italiane SpA(b)	1,403	15,304

Investments	Shares	Value

Diversified Telecommunication Services – (continued)

Koninklijke KPN NV	20,378	$68,388

Singapore Telecommunications Ltd.	36,800	63,928

Spark New Zealand Ltd.	14,306	41,356

Swisscom AG (Registered)	138	82,492

Telenor ASA	2,967	30,316

Telia Co. AB	13,846	29,259

Telstra Group Ltd.	67,482	162,787

TELUS Corp.	5,750	92,613
		1,141,639

Electric Utilities – 0.8%

Chugoku Electric Power Co., Inc. (The)	4,600	28,591

Contact Energy Ltd.	782	3,543

EDP – Energias de Portugal SA	17,802	74,702

Elia Group SA/NV	92	8,718

Endesa SA(a)	1,748	32,823

Enel SpA	23,460	148,486

Entergy Corp.	736	70,354

Fortum OYJ(a)	2,438	28,862

Iberdrola SA	37,674	418,125

Kansai Electric Power Co., Inc. (The)	4,600	58,516

Kyushu Electric Power Co., Inc.*	4,600	29,274

Origin Energy Ltd.	8,878	51,321

Orsted A/S	690	33,204

Redeia Corp. SA	1,196	18,590

SSE plc	6,670	132,170

Terna – Rete Elettrica Nazionale	3,312	25,297

Verbund AG	506	43,857
		1,206,433

Electrical Equipment – 0.7%

ABB Ltd. (Registered)	6,808	227,719

Fujikura Ltd.	2,300	16,265

Legrand SA	1,656	142,622

NEL ASA*	6,256	4,099

Nexans SA	253	17,837

Nidec Corp.	2,300	82,329

Prysmian SpA	1,610	60,056

Schneider Electric SE	2,346	359,510

Siemens Energy AG*	3,036	26,860

Signify NV(b)	138	3,568

See Accompanying Notes to the Financial Statements.

290	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – (continued)

Vestas Wind Systems A/S*	4,968	$107,122
		1,047,987

Electronic Equipment, Instruments & Components – 0.8%

Alps Alpine Co. Ltd.	4,600	37,330

CDW Corp.	920	184,368

Corning, Inc.	2,346	62,779

Flex Ltd.*	1,150	29,578

Halma plc	1,564	35,015

Hexagon AB, Class B	8,602	69,831

Ibiden Co. Ltd.	1,500	62,805

Jabil, Inc.	322	39,542

Keyence Corp.	700	268,777

Kyocera Corp.	800	38,953

Murata Manufacturing Co. Ltd.	13,800	225,755

Omron Corp.	1,200	42,368

TDK Corp.	2,300	84,409

Venture Corp. Ltd.	2,300	19,642

Yokogawa Electric Corp.	2,300	41,195
		1,242,347

Energy Equipment & Services – 0.4%

Baker Hughes Co., Class A(a)	3,082	106,083

Schlumberger NV(a)	9,246	514,632

Technip Energies NV	138	3,012

Tenaris SA	1,265	19,843
		643,570

Entertainment – 0.5%

Bollore SE	4,117	22,411

Walt Disney Co. (The)*	8,970	731,862
		754,273

Financial Services – 3.2%

AMP Ltd.(a)	26,105	17,272

Apollo Global Management, Inc.(a)	2,254	174,550

Berkshire Hathaway, Inc., Class B*	8,464	2,889,017

Edenred SE	1,564	83,054

EXOR NV	598	51,161

Kinnevik AB, Class B*	690	5,866

M&G plc	14,398	34,628

Investments	Shares	Value

Financial Services – (continued)

Nexi SpA* (b)	4,232	$24,495

ORIX Corp.	6,900	123,698

PayPal Holdings, Inc.*	3,680	190,624

Visa, Inc., Class A	5,198	1,222,050

Wendel SE	230	17,164

Worldline SA* (b)	1,380	17,475
		4,851,054

Food Products – 1.1%

AAK AB	1,610	30,550

Ajinomoto Co., Inc.	4,600	166,450

Associated British Foods plc	1,886	46,366

Bakkafrost P/F	46	2,073

Danone SA	2,024	120,125

Darling Ingredients, Inc.* (a)	552	24,448

General Mills, Inc.	2,530	165,057

Hershey Co. (The)(a)	736	137,890

JDE Peet’s NV	92	2,552

Kellogg Co.	1,978	99,830

Kerry Group plc, Class A	1,012	77,958

McCormick & Co., Inc. (Non-Voting)	690	44,091

MEIJI Holdings Co. Ltd.	2,300	56,465

Mowi ASA	2,852	46,284

Nestle SA (Registered)	5,704	614,619

Orkla ASA	3,726	25,661

Salmar ASA	368	17,419

Viscofan SA	46	2,655
		1,680,493

Gas Utilities –0.1%

APA Group	5,382	28,079

Enagas SA(a)	322	5,376

Naturgy Energy Group SA(a)	805	22,719

Rubis SCA	276	5,992

Snam SpA	10,810	49,475

Tokyo Gas Co. Ltd.	2,300	51,317
		162,958

Ground Transportation – 0.5%

Aurizon Holdings Ltd.	6,900	14,941

Canadian National Railway Co.	2,944	311,164

Canadian Pacific Kansas City Ltd.	4,738	336,037

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	291

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Ground Transportation – (continued)

ComfortDelGro Corp. Ltd.	13,800	$13,296

Hankyu Hanshin Holdings, Inc.	1,300	40,577

MTR Corp. Ltd.	11,500	42,989
		759,004

Health Care Equipment & Supplies –2.0%

Alcon, Inc.	2,622	186,757

Ansell Ltd.	322	4,326

Becton Dickinson & Co.	966	244,186

BioMerieux	230	22,001

Boston Scientific Corp.*	4,646	237,829

Carl Zeiss Meditec AG	46	3,974

Cochlear Ltd.	460	70,144

Coloplast A/S, Class B	391	40,698

ConvaTec Group plc(b)	9,660	23,936

Demant A/S*	552	21,005

Edwards Lifesciences Corp.*	3,082	196,385

Elekta AB, Class B	4,002	27,187

EssilorLuxottica SA	920	165,937

Fisher & Paykel Healthcare Corp. Ltd.(a)	4,416	53,452

Getinge AB, Class B	1,058	18,977

Hologic, Inc.*	1,334	88,271

Hoya Corp.	2,300	217,706

IDEXX Laboratories, Inc.*	276	110,254

Koninklijke Philips NV*	5,198	98,337

Medtronic plc	4,370	308,347

Olympus Corp.	6,900	91,077

Smith & Nephew plc	1,150	12,849

Straumann Holding AG (Registered)	736	86,496

Stryker Corp.	2,208	596,646

Terumo Corp.	2,300	62,145

Zimmer Biomet Holdings, Inc.	690	72,043
		3,060,965

Health Care Providers & Services – 2.1%

Cardinal Health, Inc.	1,196	108,836

Cigna Group (The)	874	270,241

CVS Health Corp.	6,302	434,901

Elevance Health, Inc.	1,518	683,237

Investments	Shares	Value

Health Care Providers & Services – (continued)

Fresenius Medical Care AG & Co. KGaA	1,058	$35,025

Fresenius SE & Co. KGaA	2,070	53,037

Galenica AG(b)	184	13,860

Sonic Healthcare Ltd.	736	13,397

UnitedHealth Group, Inc.	2,990	1,601,324
		3,213,858

Health Care REITs – 0.3%

Cofinimmo SA, REIT	322	19,979

Healthpeak Properties, Inc., REIT	4,968	77,252

Ventas, Inc., REIT	1,978	83,986

Welltower, Inc., REIT	3,358	280,762
		461,979

Hotels, Restaurants & Leisure – 1.5%

Accor SA	1,357	43,131

Amadeus IT Group SA	2,944	167,477

Booking Holdings, Inc.*	115	320,799

Caesars Entertainment, Inc.*	828	33,029

Compass Group plc	10,442	262,667

Darden Restaurants, Inc.	414	60,249

Domino’s Pizza Enterprises Ltd.	644	20,714

Domino’s Pizza, Inc.	138	46,781

Entain plc	3,956	44,663

Greggs plc	851	24,474

Hilton Worldwide Holdings, Inc.	1,242	188,200

InterContinental Hotels Group plc	1,058	74,591

Just Eat Takeaway.com NV* (a) (b)	1,564	18,938

Kindred Group plc, SDR	552	4,509

La Francaise des Jeux SAEM(b)	276	8,874

Las Vegas Sands Corp.	874	41,480

Marriott International, Inc., Class A	828	156,128

MGM Resorts International(a)	1,564	54,615

Oriental Land Co. Ltd.	9,200	295,054

Sodexo SA	529	55,848

SSP Group plc*	1,150	2,512

TUI AG*	2,300	11,566

Whitbread plc	736	29,722

Yum China Holdings, Inc.	1,518	79,786

Yum! Brands, Inc.	1,840	222,382
		2,268,189

See Accompanying Notes to the Financial Statements.

292	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Household Durables – 0.9%

Barratt Developments plc	6,302	$31,652

Electrolux AB, Class B*	46	385

GN Store Nord A/S*	506	8,405

Nikon Corp.	2,300	21,505

Panasonic Holdings Corp.	11,500	99,399

Persimmon plc	644	7,940

SEB SA	184	18,117

Sekisui House Ltd.	4,600	89,269

Sony Group Corp.	13,100	1,074,763

Taylor Wimpey plc	22,448	30,181

Vistry Group plc	920	7,893
		1,389,509

Household Products – 1.2%

Clorox Co. (The)	644	75,799

Colgate-Palmolive Co.	2,760	207,331

Essity AB, Class B	2,438	55,491

Henkel AG & Co. KGaA (Preference)	1,104	79,445

Procter & Gamble Co. (The)	7,682	1,152,531

Reckitt Benckiser Group plc	3,634	242,620

Unicharm Corp.	1,200	40,577
		1,853,794

Independent Power and Renewable Electricity Producers – 0.1%

AES Corp. (The)(a)	3,726	55,518

Drax Group plc	2,438	12,502

EDP Renovaveis SA	598	9,601

Meridian Energy Ltd.	8,142	22,874
		100,495

Industrial Conglomerates – 0.4%

DCC plc	299	16,563

Hitachi Ltd.	4,600	287,855

Investment AB Latour, Class B(a)	322	5,555

Keppel Corp. Ltd.	4,600	20,850

Lifco AB, Class B	552	10,069

Siemens AG (Registered)	1,610	212,653
		553,545

Investments	Shares	Value

Industrial REITs – 0.2%

CapitaLand Ascendas REIT, REIT	13,800	$26,189

Goodman Group, REIT	11,040	144,972

Segro plc, REIT	7,222	62,466

Warehouses De Pauw CVA, REIT	506	12,473
		246,100

Insurance – 1.9%

Admiral Group plc	828	24,546

Aegon Ltd.	5,221	25,297

Aflac, Inc.	1,794	140,129

Ageas SA/NV	1,012	38,787

Allianz SE (Registered)	736	171,850

ASR Nederland NV	506	18,826

Assicurazioni Generali SpA	5,934	117,573

Aviva plc	12,282	59,257

AXA SA	11,592	342,525

Beazley plc	3,772	23,549

Direct Line Insurance Group plc*	3,680	6,756

Hannover Rueck SE	322	70,896

Hiscox Ltd.	460	5,236

Insurance Australia Group Ltd.	13,340	47,890

Japan Post Holdings Co. Ltd.	9,200	81,038

Medibank Pvt Ltd.	14,122	30,669

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	736	294,455

nib holdings Ltd.(a)	3,082	14,128

NN Group NV	1,703	54,470

Phoenix Group Holdings plc	4,554	25,077

Poste Italiane SpA(b)	2,622	25,885

Power Corp. of Canada	2,714	65,316

Prudential plc	5,336	55,542

QBE Insurance Group Ltd.	5,612	55,431

Sampo OYJ, Class A	2,300	90,218

Storebrand ASA	2,760	23,011

Sun Life Financial, Inc.	3,680	167,903

Suncorp Group Ltd.	6,072	51,439

Swiss Life Holding AG (Registered)	138	88,224

Swiss Re AG	1,242	135,275

Tokio Marine Holdings, Inc.	7,200	158,933

Topdanmark A/S	24	1,074

Tryg A/S(a)	2,622	51,112

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	293

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Zurich Insurance Group AG	644	$304,716
		2,867,033

Interactive Media & Services – 4.6%

Alphabet, Inc., Class C*	18,860	2,363,158

Auto Trader Group plc(b)	5,980	45,077

carsales.com Ltd.	2,795	48,896

LY Corp.	23,000	58,060

Meta Platforms, Inc., Class A*	14,398	4,337,685

REA Group Ltd.	506	46,041

Rightmove plc(a)	3,266	18,746

Snap, Inc., Class A* (a)	6,532	65,385
		6,983,048

IT Services – 2.7%

Accenture plc, Class A	6,486	1,926,926

Akamai Technologies, Inc.*	1,104	114,076

Alten SA	92	10,823

Amdocs Ltd.	552	44,248

Capgemini SE	1,058	186,198

CGI, Inc.*	2,070	199,627

Cognizant Technology Solutions Corp., Class A	3,312	213,525

Computacenter plc	575	17,904

Fujitsu Ltd.	1,600	205,117

Gartner, Inc.* (a)	506	168,012

International Business Machines Corp.	5,888	851,640

NEC Corp.	2,300	109,423

Nomura Research Institute Ltd.	2,300	59,898

Reply SpA	230	21,600

Softcat plc	644	9,886

Sopra Steria Group SACA	92	16,463
		4,155,366

Leisure Products – 0.1%

Bandai Namco Holdings, Inc.	2,900	59,419

Thule Group AB(b)	690	15,643

Yamaha Corp.	900	23,646
		98,708

Investments	Shares	Value

Life Sciences Tools & Services – 0.7%

Danaher Corp.	2,254	$432,813

Eurofins Scientific SE(a)	966	48,837

Gerresheimer AG	92	8,548

Illumina, Inc.*	322	35,233

IQVIA Holdings, Inc.*	1,242	224,591

Lonza Group AG (Registered)	230	80,066

QIAGEN NV*	736	27,322

Sartorius AG (Preference)	184	45,938

Siegfried Holding AG (Registered)	23	18,184

Tecan Group AG (Registered)	46	13,162

Wuxi Biologics Cayman, Inc.* (b)	11,500	71,429
		1,006,123

Machinery – 1.3%

Aalberts NV	230	7,152

Alfa Laval AB	1,357	43,798

Alstom SA(a)	1,649	22,223

ANDRITZ AG	299	13,716

Atlas Copco AB, Class A	9,844	127,052

Bucher Industries AG (Registered)	46	16,347

CNH Industrial NV	5,106	56,480

Cummins, Inc.	414	89,548

Daimler Truck Holding AG	1,564	48,966

Ebara Corp.	300	13,074

Epiroc AB, Class A	4,646	76,306

FANUC Corp.	4,600	110,956

Fortive Corp.	1,472	96,092

GEA Group AG	690	23,506

Georg Fischer AG (Registered)	506	26,088

Husqvarna AB, Class B(a)	4,278	27,607

IMI plc	667	11,857

Indutrade AB	690	12,176

Interpump Group SpA	322	13,410

KION Group AG	322	9,816

Knorr-Bremse AG	506	28,101

Komatsu Ltd.	2,300	52,593

Kone OYJ, Class B	2,346	101,396

Kubota Corp.	4,600	61,173

Metso OYJ	3,864	33,924

MINEBEA MITSUMI, Inc.	2,300	35,378

Nordson Corp.	253	53,785

Otis Worldwide Corp.	1,104	85,240

Rotork plc	7,199	25,578

See Accompanying Notes to the Financial Statements.

294	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Sandvik AB	2,898	$49,179

Schindler Holding AG	184	37,041

Seatrium Ltd.*	138,000	11,281

SFS Group AG	23	2,285

SKF AB, Class B	782	12,606

Spirax-Sarco Engineering plc	414	41,154

Stanley Black & Decker, Inc.	736	62,597

Techtronic Industries Co. Ltd.	6,500	59,230

Toro Co. (The)	322	26,030

Trelleborg AB, Class B	1,978	49,854

Valmet OYJ(a)	552	12,346

Volvo AB, Class B	8,970	177,350

Wartsila OYJ Abp(a)	3,427	40,715

Weir Group plc (The)	1,035	21,439
		1,926,445

Marine Transportation – 0.1%

AP Moller – Maersk A/S, Class B	23	38,190

Mitsui OSK Lines Ltd.	2,300	58,971

Nippon Yusen KK	2,300	55,843
		153,004

Media – 0.2%

Dentsu Group, Inc.	1,200	34,468

Informa plc	7,958	68,717

Interpublic Group of Cos., Inc. (The)	1,656	47,030

ITV plc	19,343	14,989

Publicis Groupe SA	1,380	104,615

SES SA, Class A, ADR	3,036	17,666

Vivendi SE	4,554	40,703

WPP plc	4,738	40,625
		368,813

Metals & Mining – 1.6%

Anglo American plc	4,876	124,045

Antofagasta plc	1,679	27,403

ArcelorMittal SA	2,346	51,777

Aurubis AG	184	15,104

BHP Group Ltd.	32,660	920,201

BlueScope Steel Ltd.	3,082	36,686

Boliden AB	1,518	38,824

Investments	Shares	Value

Metals & Mining – (continued)

Fortescue Metals Group Ltd.	12,374	$174,712

Freeport-McMoRan, Inc.	4,692	158,496

IGO Ltd.	1,311	7,894

Iluka Resources Ltd.	2,162	9,911

KGHM Polska Miedz SA	506	13,479

Lynas Rare Earths Ltd.*	7,912	35,317

Mineral Resources Ltd.(a)	1,242	45,421

Newcrest Mining Ltd.(a)	5,198	76,847

Newmont Corp.	3,910	146,482

Norsk Hydro ASA	7,728	44,050

Northern Star Resources Ltd.	7,291	53,964

Rio Tinto Ltd.	2,024	150,678

Rio Tinto plc	4,048	258,128

Sims Ltd.	138	1,090

South32 Ltd.	29,992	63,045

SSAB AB, Class B	3,358	19,452

thyssenkrupp AG	1,426	9,885

voestalpine AG	782	19,474
		2,502,365

Multi-Utilities – 0.6%

A2A SpA	10,971	20,537

AGL Energy Ltd.	3,956	26,926

Centrica plc	14,122	26,956

CMS Energy Corp.(a)	1,104	59,991

Consolidated Edison, Inc.	1,104	96,920

Engie SA	11,362	180,193

Hera SpA	8,119	22,776

National Grid plc	21,712	257,826

Public Service Enterprise Group, Inc.	2,438	150,303

Veolia Environnement SA	2,392	65,307
		907,735

Office REITs – 0.1%

Alexandria Real Estate Equities, Inc., REIT	598	55,692

Covivio SA, REIT	322	13,750

Dexus, REIT	1,610	6,605

Gecina SA, REIT	184	18,010

Keppel REIT, REIT	920	534
		94,591

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	295

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – 6.4%

Aker BP ASA	920	$26,443

Ampol Ltd.	1,564	31,549

BP plc	65,642	400,337

Cameco Corp.	1,472	60,152

Chevron Corp.	16,928	2,466,917

Coterra Energy, Inc.	3,956	108,790

Enbridge, Inc.	5,704	182,594

Eni SpA	14,628	238,545

Equinor ASA	5,750	192,727

Exxon Mobil Corp.	32,568	3,447,323

Galp Energia SGPS SA	1,150	17,273

Gaztransport Et Technigaz SA	184	23,475

Marathon Oil Corp.	2,576	70,351

Neste OYJ	782	26,211

OMV AG	276	12,066

Phillips 66	2,990	341,069

Shell plc(a)	38,502	1,254,880

Suncor Energy, Inc.	4,554	147,322

TotalEnergies SE	7,866	525,468

Woodside Energy Group Ltd.	5,152	111,756
		9,685,248

Paper & Forest Products – 0.1%

Holmen AB, Class B	460	17,321

Mondi plc	2,530	40,801

Oji Holdings Corp.	4,600	19,542

Stora Enso OYJ, Class R	3,910	46,805

Svenska Cellulosa AB SCA, Class B(a)	552	7,557
		132,026

Passenger Airlines – 0.1%

Air France-KLM*	506	5,698

ANA Holdings, Inc.*	2,300	44,832

International Consolidated Airlines Group SA*	16,330	28,564

Qantas Airways Ltd.*	11,914	37,038

Singapore Airlines Ltd.	6,900	30,772
		146,904

Personal Care Products – 1.2%

Beiersdorf AG	437	57,300

Investments	Shares	Value

Personal Care Products – (continued)

Estee Lauder Cos., Inc. (The), Class A	1,150	$148,201

Haleon plc	27,232	108,882

Kao Corp.	2,800	101,576

L’Oreal SA	1,518	635,633

Shiseido Co. Ltd.	3,400	106,909

Unilever plc	14,490	683,791
		1,842,292

Pharmaceuticals – 7.5%

Astellas Pharma, Inc.	13,800	173,132

AstraZeneca plc	9,062	1,127,119

Bristol-Myers Squibb Co.	13,386	689,781

Chugai Pharmaceutical Co. Ltd.	2,300	67,734

Daiichi Sankyo Co. Ltd.	6,900	175,775

Dechra Pharmaceuticals plc	621	28,695

Eisai Co. Ltd.	1,300	68,337

Eli Lilly & Co.	2,714	1,503,366

GSK plc	18,584	328,655

Hikma Pharmaceuticals plc	828	19,105

Ipsen SA	115	13,553

Merck & Co., Inc.	16,468	1,691,264

Merck KGaA	736	110,741

Novartis AG (Registered)	11,086	1,029,845

Novo Nordisk A/S, Class B	13,938	1,336,292

Ono Pharmaceutical Co. Ltd.	2,300	39,509

Orion OYJ, Class B	782	31,030

Pfizer, Inc.	27,554	842,050

Roche Holding AG	3,036	780,142

Sanofi SA	7,038	637,537

Santen Pharmaceutical Co. Ltd.	2,300	19,857

Shionogi & Co. Ltd.	3,400	156,861

Takeda Pharmaceutical Co. Ltd.	6,300	169,018

UCB SA	414	30,220

Zoetis, Inc., Class A	2,300	361,100
		11,430,718

Professional Services – 0.8%

Adecco Group AG (Registered)	1,012	38,076

ALS Ltd.	2,392	16,251

Arcadis NV	506	21,351

Automatic Data Processing, Inc.	1,334	291,105

Bureau Veritas SA	1,380	31,347

See Accompanying Notes to the Financial Statements.

296	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Professional Services – (continued)

Computershare Ltd.	3,772	$59,205

DKSH Holding AG	138	8,446

Experian plc	1,518	45,885

Intertek Group plc	1,012	46,947

Randstad NV	552	28,496

RELX plc	10,994	382,610

SGS SA (Registered)	1,012	82,268

Teleperformance SE	322	36,809

Verisk Analytics, Inc., Class A	690	156,878
		1,245,674

Real Estate Management & Development – 0.5%

Castellum AB	736	7,019

CBRE Group, Inc., Class A* (a)	2,392	165,861

City Developments Ltd.	4,600	21,220

CK Asset Holdings Ltd.	11,500	57,466

Daiwa House Industry Co. Ltd.	4,600	125,354

Fabege AB	2,300	17,099

Hongkong Land Holdings Ltd.	9,200	29,164

Kojamo OYJ	1,012	8,622

Mitsubishi Estate Co. Ltd.	4,600	58,136

Mitsui Fudosan Co. Ltd.	2,300	49,312

Sagax AB, Class B(a)	552	9,955

Sun Hung Kai Properties Ltd.	6,000	61,613

Swiss Prime Site AG (Registered)	690	63,992

Tokyu Fudosan Holdings Corp.	4,600	26,480

Vonovia SE	4,600	105,510

Wihlborgs Fastigheter AB	2,346	15,150
		821,953

Residential REITs – 0.1%

Camden Property Trust, REIT(a)	460	39,045

Equity Residential, REIT	1,196	66,175

Essex Property Trust, Inc., REIT(a)	322	68,882
		174,102

Retail REITs – 0.2%

CapitaLand Integrated Commercial Trust, REIT	27,600	35,456

Klepierre SA, REIT	644	15,588

Link REIT, REIT	9,200	42,210

Region RE Ltd., REIT	12,512	15,567

Investments	Shares	Value

Retail REITs – (continued)

Simon Property Group, Inc., REIT	1,012	$111,209

Unibail – Rodamco-Westfield, REIT*	322	15,881

Vicinity Ltd., REIT	36,662	39,461
		275,372

Semiconductors & Semiconductor Equipment – 4.4%

Advanced Micro Devices, Inc.*	5,152	507,472

Advantest Corp.	2,400	60,457

AIXTRON SE	253	7,076

ams-OSRAM AG* (a)	1,794	6,365

Applied Materials, Inc.	5,428	718,396

ASM International NV	276	113,338

ASML Holding NV	1,702	1,016,983

BE Semiconductor Industries NV	529	54,405

Infineon Technologies AG	5,474	158,971

Intel Corp.	27,140	990,610

KLA Corp.	460	216,062

Lam Research Corp.	644	378,814

Microchip Technology, Inc.(a)	1,794	127,894

Micron Technology, Inc.	8,832	590,596

Nordic Semiconductor ASA*	736	5,940

QUALCOMM, Inc.	3,680	401,083

Renesas Electronics Corp.*	11,500	148,491

Rohm Co. Ltd.	2,400	37,812

SOITEC*	161	23,910

STMicroelectronics NV(a)	3,680	139,915

SUMCO Corp.	2,300	29,387

Texas Instruments, Inc.	4,508	640,181

Tokyo Electron Ltd.	2,300	300,020
		6,674,178

Software – 9.5%

Adobe, Inc.*	2,944	1,566,385

Autodesk, Inc.*	1,748	345,457

Crowdstrike Holdings, Inc., Class A* (a)	1,472	260,205

Dassault Systemes SE	2,944	120,785

DocuSign, Inc., Class A*	1,104	42,924

Gen Digital, Inc.	4,922	82,001

HubSpot, Inc.*	322	136,454

Intuit, Inc.	1,380	683,031

Microsoft Corp.	24,058	8,134,250

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	297

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – (continued)

Oracle Corp.	5,060	$523,204

Palo Alto Networks, Inc.*	1,518	368,904

Sage Group plc (The)	6,026	70,973

Salesforce, Inc.*	3,128	628,196

SAP SE	5,382	720,995

Splunk, Inc.*	736	108,310

Synopsys, Inc.*	736	345,508

Temenos AG (Registered)	230	16,463

WiseTech Global Ltd.	1,242	45,735

Workday, Inc., Class A*	690	146,080
		14,345,860

Specialized REITs – 0.5%

American Tower Corp., REIT(a)	2,346	418,034

Big Yellow Group plc, REIT	874	10,128

Digital Realty Trust, Inc., REIT	966	120,132

Iron Mountain, Inc., REIT(a)	1,426	84,234

Keppel DC REIT, REIT	2,300	2,837

Safestore Holdings plc, REIT	230	1,908

Weyerhaeuser Co., REIT	4,692	134,613
		771,886

Specialty Retail – 1.2%

Best Buy Co., Inc.	1,196	79,917

Burlington Stores, Inc.*	230	27,837

H & M Hennes & Mauritz AB, Class B	2,668	35,652

JB Hi-Fi Ltd.	874	24,996

Kingfisher plc	11,270	28,691

Lowe’s Cos., Inc.	2,852	543,506

Nitori Holdings Co. Ltd.	600	65,014

Ross Stores, Inc.	2,254	261,396

TJX Cos., Inc. (The)	5,842	514,505

Tractor Supply Co.	552	106,293

Watches of Switzerland Group plc* (d)	1,472	8,949

Williams-Sonoma, Inc.(a)	644	96,754

Zalando SE* (b)	414	9,623
		1,803,133

Technology Hardware, Storage & Peripherals – 5.6%

Apple, Inc.	44,666	7,627,613

Brother Industries Ltd.	2,300	35,522

Investments	Shares	Value

Technology Hardware, Storage & Peripherals – (continued)

FUJIFILM Holdings Corp.	3,600	$194,994

Hewlett Packard Enterprise Co.	8,004	123,101

HP, Inc.	5,796	152,609

Konica Minolta, Inc.*	4,600	12,745

Logitech International SA (Registered)	644	50,357

NetApp, Inc.	1,058	77,001

Ricoh Co. Ltd.	2,300	18,414

Seiko Epson Corp.	2,300	31,536

Western Digital Corp.*	2,622	105,273
		8,429,165

Textiles, Apparel & Luxury Goods – 2.0%

adidas AG	368	65,037

Asics Corp.	2,300	71,819

Burberry Group plc	2,162	44,389

Christian Dior SE	23	15,851

Deckers Outdoor Corp.*	138	82,394

Hermes International SCA	138	256,666

HUGO BOSS AG	391	22,772

Kering SA	414	167,688

Lululemon Athletica, Inc.* (a)	966	380,102

LVMH Moet Hennessy Louis Vuitton SE	1,564	1,115,048

Moncler SpA	1,242	64,248

NIKE, Inc., Class B	6,026	619,292

Pandora A/S	506	57,197

Puma SE	598	33,690

Shenzhou International Group Holdings Ltd.	4,600	45,121

Swatch Group AG (The)	207	52,816
		3,094,130

Trading Companies & Distributors – 1.0%

Ashtead Group plc	2,622	149,665

Beijer Ref AB, Class B(a)	1,656	15,667

Bunzl plc	736	26,186

Diploma plc	805	27,761

Ferguson plc	1,978	297,096

Grafton Group plc	1,150	10,760

IMCD NV	184	22,074

ITOCHU Corp.(a)	6,900	244,800

Mitsui & Co. Ltd.	9,200	329,073

See Accompanying Notes to the Financial Statements.

298	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Trading Companies & Distributors – (continued)

Rexel SA	1,219	$24,784

RS GROUP plc	2,070	17,010

Sojitz Corp.	1,599	32,794

Sumitomo Corp.	6,900	133,881

Toyota Tsusho Corp.	1,800	93,967

Travis Perkins plc	2,070	18,578
		1,444,096

Transportation Infrastructure – 0.2%

Aena SME SA(b)	276	39,894

Aeroports de Paris SA	92	10,288

Auckland International Airport Ltd.	5,553	23,707

Flughafen Zurich AG (Registered)	46	8,553

Getlink SE	2,047	32,964

Qube Holdings Ltd.(a)	10,166	17,121

SATS Ltd.*	4,600	8,260

Transurban Group	13,294	99,490
		240,277

Water Utilities – 0.1%

American Water Works Co., Inc.	1,012	119,062

Pennon Group plc	3,128	27,575

Severn Trent plc	1,702	54,854

United Utilities Group plc	1,794	23,141
		224,632

Wireless Telecommunication Services – 0.1%

Millicom International Cellular SA, SDR*	414	6,485

Tele2 AB, Class B	1,978	14,011

Vodafone Group plc	135,838	124,778
		145,274
Total Common Stocks (Cost $125,624,190)		150,048,123

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS – 0.6%(e)

REPURCHASE AGREEMENTS – 0.6%

Citigroup Global Markets, Inc., 5.28%, dated 10/31/2023, due 11/1/2023, repurchase price $857,630, collateralized by various U.S. Treasury Securities, ranging from 1.50% –3.88%, maturing 2/15/2025 –1/31/2027; total market value $867,255 (Cost $857,504)	$857,504	$857,504
Total Investments – 99.4% (Cost $126,481,694)		150,905,627

Other assets less liabilities – 0.6%		909,993
NET ASSETS – 100.0%		151,815,620

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $6,708,462, collateralized in the form of cash with a value of $857,504 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $4,674,253 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.63%, and maturity dates ranging from November 7, 2023 – August 15, 2053 and $1,463,495 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 5.75%, and maturity dates ranging from November 13, 2023 – October 22, 2071; a total value of $6,995,252.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Represents less than 0.05% of net assets.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2023. The total value of securities purchased was $857,504.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

CVA – Dutch Certification

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	299

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

OYJ – Public Limited Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT – Real Estate Investment Trust

SCA – Limited partnership with share capital

SDR – Swedish Depositary Receipt

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$30,165,476
Aggregate gross unrealized depreciation	(5,984,946)
Net unrealized appreciation	$24,180,530
Federal income tax cost	$126,642,744

Futures Contracts

FlexShares® STOXX® Global ESG Select Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI EAFE E-Mini Index	7	12/15/2023	USD	$690,935	$(31,638)
S&P 500 E-Mini Index	5	12/15/2023	USD	1,053,063	(58,471)
					$(90,109)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® STOXX® Global ESG Select Index Fund had the following outstanding contracts as of October 31, 2023:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	144,141	UBS AG	CHF	127,546	12/20/2023	$3,196
USD	62,260	Toronto-Dominion Bank (The)	GBP	50,000	12/20/2023	1,563
USD	169,462	Citibank NA	JPY	25,000,000	12/20/2023	2,997
Net unrealized appreciation						$7,756

Abbreviations:

CHF – Swiss Franc

GBP – British Pound

JPY – Japanese Yen

USD – US Dollar

See Accompanying Notes to the Financial Statements.

300	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Select Index Fund (cont.)

FlexShares® STOXX® Global ESG Select Index invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2023:

Australia	3.9%
Austria	0.1
Belgium	0.3
Canada	2.0
Denmark	1.4
Finland	0.5
France	5.1
Germany	2.6
Hong Kong	0.5
Ireland	0.1
Italy	1.4
Japan	7.8
Luxembourg	0.0	†
Netherlands	2.4
New Zealand	0.1
Norway	0.3
Poland	0.0	†
Portugal	0.1
Singapore	0.4
Spain	1.0
Sweden	1.1
Switzerland	2.8
United Kingdom	5.7
United States	59.2
Other[1]	1.2
	100.0%

†	Amount represents less than 0.05%.
[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	98.8%
Securities Lending Reinvestments	0.6
Others(1)	0.6
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	301

Schedule of Investments

FlexShares® ESG & Climate US Large Cap Core Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 99.2%

Aerospace & Defense – 0.2%

Axon Enterprise, Inc.*	341	$69,731

Air Freight & Logistics – 0.1%

United Parcel Service, Inc., Class B	341	48,166

Automobiles – 2.2%

Tesla, Inc.*	3,968	796,933

Banks – 3.2%

Bank of America Corp.	14,043	369,893

Citigroup, Inc.	7,006	276,667

Fifth Third Bancorp	806	19,110

JPMorgan Chase & Co.	3,751	521,614
		1,187,284

Beverages – 1.3%

Coca-Cola Co. (The)	775	43,780

PepsiCo, Inc.	2,759	450,489
		494,269

Biotechnology – 3.0%

AbbVie, Inc.	2,542	358,880

Amgen, Inc.	1,488	380,482

Biogen, Inc.*	713	169,366

Regeneron Pharmaceuticals, Inc.*	217	169,236

Vertex Pharmaceuticals, Inc.*	31	11,225
		1,089,189

Broadline Retail – 3.8%

Amazon.com, Inc.*	9,579	1,274,869

eBay, Inc.	2,604	102,155

Etsy, Inc.*	620	38,626
		1,415,650

Building Products – 1.1%

Johnson Controls International plc	3,162	155,001

Owens Corning	465	52,717

Trane Technologies plc	1,116	212,386
		420,104

Capital Markets – 3.4%

BlackRock, Inc.	31	18,981

Investments	Shares	Value

Capital Markets – (continued)

Goldman Sachs Group, Inc. (The)	465	$141,179

Moody’s Corp.	806	248,248

Morgan Stanley	3,751	265,646

MSCI, Inc., Class A	403	190,034

Nasdaq, Inc.	186	9,225

S&P Global, Inc.	1,054	368,173
		1,241,486

Chemicals – 1.3%

Ecolab, Inc.	1,271	213,198

International Flavors & Fragrances, Inc.	1,209	82,635

PPG Industries, Inc.	1,178	144,623

Sherwin-Williams Co. (The)	93	22,153
		462,609

Commercial Services & Supplies – 1.4%

Cintas Corp.	434	220,090

Waste Management, Inc.	1,767	290,371
		510,461

Communications Equipment – 0.8%

Cisco Systems, Inc.	5,394	281,189

Construction & Engineering – 0.1%

AECOM	651	49,834

Consumer Finance – 0.1%

American Express Co.	248	36,215

Consumer Staples Distribution & Retail – 1.9%

Kroger Co. (The)	3,348	151,899

Sysco Corp.	2,542	169,017

Target Corp.	1,116	123,642

Walgreens Boots Alliance, Inc.	3,472	73,190

Walmart, Inc.	1,116	182,365
		700,113

Containers & Packaging – 0.2%

Avery Dennison Corp.	403	70,150

Ball Corp.	279	13,434
		83,584

See Accompanying Notes to the Financial Statements.

302	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate US Large Cap Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – 1.5%

AT&T, Inc.	19,716	$303,626

Verizon Communications, Inc.	6,820	239,587
		543,213

Electric Utilities – 1.1%

Constellation Energy Corp.	217	24,504

Edison International	837	52,781

Eversource Energy	1,674	90,044

Exelon Corp.	4,898	190,728

NextEra Energy, Inc.	682	39,761
		397,818

Electrical Equipment – 0.2%

Rockwell Automation, Inc.	248	65,177

Energy Equipment & Services – 0.8%

Baker Hughes Co., Class A	2,852	98,166

Schlumberger NV	3,534	196,702
		294,868

Entertainment – 0.9%

Spotify Technology SA*	403	66,398

Walt Disney Co. (The)*	3,069	250,400
		316,798

Financial Services – 4.2%

Berkshire Hathaway, Inc., Class B*	744	253,950

Mastercard, Inc., Class A	1,550	583,342

PayPal Holdings, Inc.*	1,798	93,136

Visa, Inc., Class A	2,666	626,777
		1,557,205

Food Products – 0.3%

General Mills, Inc.	527	34,382

Mondelez International, Inc., Class A	1,054	69,785
		104,167

Ground Transportation – 1.7%

CSX Corp.	9,889	295,187

Norfolk Southern Corp.	1,116	212,922

Union Pacific Corp.	558	115,846
		623,955

Investments	Shares	Value

Health Care Equipment & Supplies – 1.7%

Abbott Laboratories	2,511	$237,415

Boston Scientific Corp.*	2,604	133,299

Edwards Lifesciences Corp.*	713	45,433

Medtronic plc	3,131	220,923
		637,070

Health Care Providers & Services – 3.3%

Cencora, Inc.	496	91,834

Cigna Group (The)	1,333	412,164

CVS Health Corp.	3,689	254,578

Elevance Health, Inc.	868	390,678

UnitedHealth Group, Inc.	155	83,012
		1,232,266

Hotel & Resort REITs – 0.1%

Host Hotels & Resorts, Inc., REIT	3,441	53,267

Hotels, Restaurants & Leisure – 1.4%

Airbnb, Inc., Class A*	186	22,002

Booking Holdings, Inc.*	45	125,530

Caesars Entertainment, Inc.*	1,023	40,807

Las Vegas Sands Corp.	1,674	79,448

McDonald’s Corp.	744	195,055

MGM Resorts International	1,426	49,796
		512,638

Household Products – 2.0%

Church & Dwight Co., Inc.	124	11,277

Clorox Co. (The)	620	72,974

Colgate-Palmolive Co.	2,728	204,927

Kimberly-Clark Corp.	1,147	137,227

Procter & Gamble Co. (The)	2,046	306,961
		733,366

Industrial Conglomerates – 0.2%

3M Co.	682	62,028

Industrial REITs – 0.9%

Prologis, Inc., REIT	3,224	324,818

Insurance – 1.7%

Chubb Ltd.	992	212,903

Hartford Financial Services Group, Inc. (The)	1,519	111,571

Marsh & McLennan Cos., Inc.	217	41,154

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	303

FlexShares® ESG & Climate US Large Cap Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

MetLife, Inc.	3,224	$193,472

Principal Financial Group, Inc.	155	10,490

Travelers Cos., Inc. (The)	248	41,525
		611,115

Interactive Media & Services – 6.3%

Alphabet, Inc., Class A*	7,502	930,848

Alphabet, Inc., Class C*	7,254	908,926

Meta Platforms, Inc., Class A*	1,550	466,969
		2,306,743

IT Services – 1.8%

Accenture plc, Class A	558	165,776

Akamai Technologies, Inc.*	744	76,878

International Business Machines Corp.	2,945	425,965
		668,619

Life Sciences Tools & Services – 0.7%

Agilent Technologies, Inc.	186	19,227

Charles River Laboratories International, Inc.*	248	41,753

Illumina, Inc.*	775	84,800

Mettler-Toledo International, Inc.*	93	91,624

Thermo Fisher Scientific, Inc.	62	27,576
		264,980

Machinery – 1.7%

CNH Industrial NV	4,712	51,738

Cummins, Inc.	682	147,517

Deere & Co.	558	203,871

Stanley Black & Decker, Inc.	744	63,277

Westinghouse Air Brake Technologies Corp.	868	92,025

Xylem, Inc.	899	84,092
		642,520

Media – 0.6%

Comcast Corp., Class A	3,596	148,479

Interpublic Group of Cos., Inc. (The)	1,922	54,585
		203,064

Metals & Mining – 0.8%

Newmont Corp.	5,615	210,394

Investments	Shares	Value

Metals & Mining – (continued)

Nucor Corp.	93	$13,745

Steel Dynamics, Inc.	806	85,847
		309,986

Multi-Utilities – 1.0%

Consolidated Edison, Inc.	1,705	149,682

Sempra	3,038	212,751
		362,433

Office REITs – 0.1%

Boston Properties, Inc., REIT	713	38,195

Oil, Gas & Consumable Fuels – 3.4%

Cheniere Energy, Inc.	992	165,089

EQT Corp.	1,798	76,199

Exxon Mobil Corp.	434	45,939

Hess Corp.	806	116,386

Marathon Petroleum Corp.	1,984	300,080

ONEOK, Inc.	124	8,085

Pioneer Natural Resources Co.	496	118,544

Valero Energy Corp.	1,674	212,598

Williams Cos., Inc. (The)	6,014	206,882
		1,249,802

Personal Care Products – 0.4%

Estee Lauder Cos., Inc. (The), Class A	1,147	147,814

Kenvue, Inc.	961	17,875
		165,689

Pharmaceuticals – 4.4%

Bristol-Myers Squibb Co.	2,914	150,158

Eli Lilly & Co.	124	68,687

Johnson & Johnson	4,216	625,402

Merck & Co., Inc.	5,146	528,494

Pfizer, Inc.	8,649	264,314
		1,637,055

Professional Services – 1.4%

Automatic Data Processing, Inc.	1,550	338,241

Paychex, Inc.	1,581	175,570
		513,811

Semiconductors & Semiconductor Equipment – 6.2%

Advanced Micro Devices, Inc.*	62	6,107

Applied Materials, Inc.	2,077	274,891

See Accompanying Notes to the Financial Statements.

304	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate US Large Cap Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – (continued)

Enphase Energy, Inc.*	651	$51,807

First Solar, Inc.*	496	70,655

Intel Corp.	12,958	472,967

NVIDIA Corp.	3,100	1,264,180

QUALCOMM, Inc.	620	67,574

SolarEdge Technologies, Inc.*	279	21,190

Texas Instruments, Inc.	527	74,839
		2,304,210

Software – 11.5%

Adobe, Inc.*	1,023	544,297

Autodesk, Inc.*	558	110,278

Cadence Design Systems, Inc.*	93	22,306

Microsoft Corp.	7,750	2,620,353

Salesforce, Inc.*	2,356	473,155

ServiceNow, Inc.*	155	90,187

VMware, Inc., Class A*	1,110	161,672

Workday, Inc., Class A*	1,023	216,579
		4,238,827

Specialized REITs – 1.2%

Equinix, Inc., REIT	465	339,282

Weyerhaeuser Co., REIT	3,565	102,280
		441,562

Specialty Retail – 2.2%

Best Buy Co., Inc.	217	14,500

Home Depot, Inc. (The)	651	185,333

Lowe’s Cos., Inc.	682	129,969

TJX Cos., Inc. (The)	4,402	387,684

Tractor Supply Co.	558	107,449
		824,935

Technology Hardware, Storage & Peripherals – 8.2%

Apple, Inc.	15,903	2,715,755

Dell Technologies, Inc., Class C	1,271	85,043

Hewlett Packard Enterprise Co.	6,417	98,694

HP, Inc.	4,371	115,088

NetApp, Inc.	248	18,049
		3,032,629

Textiles, Apparel & Luxury Goods – 1.1%

NIKE, Inc., Class B	3,937	404,605

Investments	Shares	Value

Trading Companies & Distributors – 0.1%

WW Grainger, Inc.	31	$22,625
Total Common Stocks (Cost $36,507,265)		36,588,876
	Principal Amount

SHORT-TERM INVESTMENTS – 0.0%(a) (b) (c)

U.S. TREASURY OBLIGATIONS – 0.0%

U.S. Treasury Bills 5.42%, 4/11/2024 (Cost $24,404)	$25,000	24,403
Total Investments – 99.2% (Cost $36,531,669)		36,613,279

Other assets less liabilities – 0.8%		282,607
NET ASSETS – 100.0%		$36,895,886

*	Non-income producing security.

(a)	Represents less than 0.05% of net assets.

(b)	The rate shown was the current yield as of October 31, 2023.

(c)	All or a portion of the security pledged as collateral for Futures Contracts.

Percentages shown are based on Net Assets.

Abbreviations:

REIT – Real Estate Investment Trust

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,728,395
Aggregate gross unrealized depreciation	(2,648,444)
Net unrealized appreciation	$79,951
Federal income tax cost	$36,515,607

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	305

FlexShares® ESG & Climate US Large Cap Core Index Fund (cont.)

Futures Contracts

FlexShares® ESG & Climate US Large Cap Core Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
S&P 500 Micro E-Mini Index	18	12/15/2023	USD	$379,103	$(17,721)

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	99.2%
Short-Term Investments	0.0 †
Others(1)	0.8
100.0%

†	Amount represents less than 0.05%.
(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

306	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 98.3%

Air Freight & Logistics – 0.9%

Deutsche Post AG	8,838	$343,403

Automobile Components – 0.4%

Bridgestone Corp.	3,600	134,710

Sumitomo Electric Industries Ltd.	1,800	18,649
		153,359

Automobiles – 2.4%

Bayerische Motoren Werke AG	396	36,679

Honda Motor Co. Ltd.	2,400	23,874

Mercedes-Benz Group AG	2,520	147,646

Porsche Automobil Holding SE (Preference)	1,638	72,977

Toyota Motor Corp.	30,600	523,319

Yamaha Motor Co. Ltd.	3,600	86,455
		890,950

Banks – 11.5%

ABN AMRO Bank NV, CVA(a)	4,914	65,887

AIB Group plc	17,586	75,703

ANZ Group Holdings Ltd.	10,098	157,984

Banco Santander SA	40,122	146,989

Bank of Montreal	558	42,120

Bank of Nova Scotia (The)	5,418	219,140

Barclays plc	36,576	58,408

BNP Paribas SA	6,894	395,609

Commonwealth Bank of Australia	6,138	375,259

Credit Agricole SA	3,852	46,326

Danske Bank A/S	1,440	33,699

DBS Group Holdings Ltd.	1,800	43,159

HSBC Holdings plc	52,398	376,598

ING Groep NV	16,488	209,622

Mitsubishi UFJ Financial Group, Inc.	43,200	358,562

Mizuho Financial Group, Inc.	3,600	60,509

National Australia Bank Ltd.	10,332	183,495

NatWest Group plc	22,284	48,186

Nordea Bank Abp	4,716	49,513

Resona Holdings, Inc.	3,600	19,100

Royal Bank of Canada	5,652	450,939

Societe Generale SA	4,608	102,990

Standard Chartered plc	4,770	36,465

Investments	Shares	Value

Banks – (continued)

Toronto-Dominion Bank (The)	9,108	$508,198

Westpac Banking Corp.	19,530	254,728
		4,319,188

Beverages – 2.4%

Anheuser-Busch InBev SA/NV	1,872	106,118

Asahi Group Holdings Ltd.	1,800	64,610

Coca-Cola HBC AG	2,682	69,385

Diageo plc	12,780	481,830

Kirin Holdings Co. Ltd.	5,400	75,574

Pernod Ricard SA	522	92,419
		889,936

Biotechnology – 0.7%

CSL Ltd.	1,548	227,730

Grifols SA*	3,654	40,882
		268,612

Broadline Retail – 0.7%

Canadian Tire Corp. Ltd., Class A	630	60,701

Next plc	1,530	127,807

Rakuten Group, Inc.	18,000	66,179
		254,687

Building Products – 1.2%

Cie de Saint-Gobain SA	3,024	164,293

Daikin Industries Ltd.	200	28,565

Geberit AG (Registered)	252	116,800

Kingspan Group plc	1,818	121,985
		431,643

Capital Markets – 2.5%

Daiwa Securities Group, Inc.	10,800	61,614

Deutsche Boerse AG	216	35,434

EQT AB	4,212	76,492

Hong Kong Exchanges & Clearing Ltd.	2,600	91,379

London Stock Exchange Group plc	180	18,085

Macquarie Group Ltd.	1,170	119,252

Nomura Holdings, Inc.	32,400	124,063

Schroders plc	7,506	33,636

St James’s Place plc	5,328	41,352

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	307

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

UBS Group AG (Registered)	14,382	$335,351
		936,658

Chemicals – 3.3%

Akzo Nobel NV	1,908	127,580

Arkema SA	558	52,127

Chr Hansen Holding A/S	1,296	88,188

Clariant AG (Registered)	3,042	43,020

Covestro AG* (a)	2,322	117,073

Croda International plc	1,530	81,281

Givaudan SA (Registered)	45	149,332

Mitsui Chemicals, Inc.	1,800	44,725

Nissan Chemical Corp.	1,000	40,246

Nitto Denko Corp.	1,800	115,087

Novozymes A/S, Class B	1,350	60,528

Nutrien Ltd.	270	14,486

Sika AG (Registered)	936	223,085

Sumitomo Chemical Co. Ltd.	10,800	27,242

Symrise AG, Class A	270	27,454

Umicore SA	162	3,844

Wacker Chemie AG	162	19,778
		1,235,076

Commercial Services & Supplies – 0.3%

Brambles Ltd.	2,808	23,308

Dai Nippon Printing Co. Ltd.	2,500	64,528

Secom Co. Ltd.	400	27,601
		115,437

Communications Equipment – 0.2%

Nokia OYJ	18,810	62,430

Construction & Engineering – 0.5%

Taisei Corp.	1,800	60,604

WSP Global, Inc.	828	108,247
		168,851

Consumer Staples Distribution & Retail – 2.3%

Aeon Co. Ltd.	3,600	75,283

Carrefour SA	6,048	105,992

Jeronimo Martins SGPS SA	3,690	84,949

Loblaw Cos. Ltd.	720	58,824

Tesco plc	83,646	273,746

Investments	Shares	Value

Consumer Staples Distribution & Retail – (continued)

Woolworths Group Ltd.	12,492	$278,566
		877,360

Containers & Packaging – 0.6%

DS Smith plc	5,256	18,190

SIG Group AG	3,834	84,217

Smurfit Kappa Group plc	3,114	101,420
		203,827

Diversified Consumer Services – 0.3%

Pearson plc	8,370	96,650

Diversified REITs – 0.2%

GPT Group (The), REIT	24,012	55,036

Land Securities Group plc, REIT	4,374	30,200
		85,236

Diversified Telecommunication Services – 2.2%

BCE, Inc.	2,736	101,588

Deutsche Telekom AG (Registered)	13,608	294,505

Nippon Telegraph & Telephone Corp.	75,600	88,257

Swisscom AG (Registered)	306	182,917

Telefonica Deutschland Holding AG	4,194	7,108

Telefonica SA	7,254	27,956

Telia Co. AB	738	1,560

TELUS Corp.	6,318	101,762
		805,653

Electric Utilities – 1.8%

Acciona SA	324	40,754

EDP – Energias de Portugal SA	37,314	156,580

Hydro One Ltd.(a)	486	12,589

Iberdrola SA	15,408	171,006

Orsted A/S	2,340	112,604

Terna – Rete Elettrica Nazionale	15,516	118,509

Verbund AG	864	74,886
		686,928

Electrical Equipment – 2.1%

Mitsubishi Electric Corp.	7,200	79,752

Schneider Electric SE	2,934	449,618

Vestas Wind Systems A/S*	11,664	251,504
		780,874

See Accompanying Notes to the Financial Statements.

308	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electronic Equipment, Instruments & Components – 0.4%

Murata Manufacturing Co. Ltd.	5,400	$88,339

Omron Corp.	2,000	70,613
		158,952

Energy Equipment & Services – 0.0%(b)

Tenaris SA	720	11,294

Entertainment – 0.1%

Nintendo Co. Ltd.	800	32,862

Financial Services – 0.2%

M&G plc	22,158	53,291

Worldline SA* (a)	2,538	32,139
		85,430

Food Products – 2.1%

Ajinomoto Co., Inc.	1,100	39,803

Nestle SA (Registered)	7,020	756,422
		796,225

Gas Utilities – 0.4%

AltaGas Ltd.	1,818	33,734

APA Group	2,790	14,556

Hong Kong & China Gas Co. Ltd.	144,000	100,299
		148,589

Ground Transportation – 2.1%

Canadian National Railway Co.	3,114	329,132

Canadian Pacific Kansas City Ltd.	2,160	153,196

Central Japan Railway Co.	2,500	56,060

East Japan Railway Co.	3,600	187,125

MTR Corp. Ltd.	11,000	41,120

West Japan Railway Co.	300	11,382
		778,015

Health Care Equipment & Supplies – 2.2%

BioMerieux	558	53,377

Koninklijke Philips NV*	10,944	207,041

Olympus Corp.	9,000	118,796

Siemens Healthineers AG(a)	3,600	176,257

Sonova Holding AG (Registered)	594	140,007

Sysmex Corp.	1,800	85,017

Terumo Corp.	1,800	48,635
		829,130

Investments	Shares	Value

Hotels, Restaurants & Leisure – 1.5%

Amadeus IT Group SA	5,418	$308,218

Genting Singapore Ltd.	55,800	35,026

Oriental Land Co. Ltd.	1,800	57,728

Sands China Ltd.*	28,800	77,295

Whitbread plc	2,268	91,590
		569,857

Household Durables – 1.3%

Barratt Developments plc	4,608	23,144

Berkeley Group Holdings plc	936	45,840

Sekisui House Ltd.	3,600	69,863

Sony Group Corp.	4,300	352,785
		491,632

Household Products – 0.5%

Henkel AG & Co. KGaA (Preference)	1,890	136,005

Reckitt Benckiser Group plc	756	50,474
		186,479

Independent Power and Renewable Electricity Producers – 0.2%

Corp. ACCIONA Energias Renovables SA	1,062	28,714

EDP Renovaveis SA	2,502	40,172
		68,886

Industrial Conglomerates – 2.0%

Hitachi Ltd.	7,200	450,556

Siemens AG (Registered)	2,358	311,451
		762,007

Industrial REITs – 0.5%

Nippon Prologis REIT, Inc., REIT	18	31,948

Segro plc, REIT	15,876	137,319
		169,267

Insurance – 6.3%

AIA Group Ltd.	28,800	249,736

Allianz SE (Registered)	1,818	424,487

ASR Nederland NV	1,224	45,541

Aviva plc	26,316	126,966

AXA SA	11,826	349,440

Dai-ichi Life Holdings, Inc.	100	2,097

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	309

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Legal & General Group plc	75,168	$192,824

MS&AD Insurance Group Holdings, Inc.	5,400	195,861

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	306	122,423

NN Group NV	2,287	73,149

QBE Insurance Group Ltd.	4,662	46,047

Sun Life Financial, Inc.	4,050	184,784

Swiss Re AG	828	90,183

Zurich Insurance Group AG	576	272,541
		2,376,079

Interactive Media & Services – 0.2%

LY Corp.	32,400	81,789

IT Services – 2.1%

Capgemini SE	1,584	278,769

CGI, Inc.*	774	74,643

Fujitsu Ltd.	2,200	282,037

Nomura Research Institute Ltd.	5,400	140,629
		776,078

Leisure Products – 0.1%

Yamaha Corp.	1,800	47,292

Machinery – 1.8%

Alstom SA	3,536	47,654

Atlas Copco AB, Class A	7,776	100,361

Epiroc AB, Class A	4,086	67,109

GEA Group AG	1,566	53,349

Hitachi Construction Machinery Co. Ltd.	1,800	45,783

KION Group AG	882	26,887

Komatsu Ltd.	5,400	123,478

Kone OYJ, Class B	18	778

MINEBEA MITSUMI, Inc.	1,800	27,687

SKF AB, Class B	4,446	71,668

Volvo AB, Class B	1,368	27,047

Weir Group plc (The)	702	14,541

Yaskawa Electric Corp.	1,800	57,966
		664,308

Investments	Shares	Value

Media – 1.0%

Dentsu Group, Inc.	2,100	$60,319

Informa plc	4,428	38,236

Publicis Groupe SA	2,160	163,745

WPP plc	12,852	110,196
		372,496

Metals & Mining – 2.6%

Anglo American plc	1,278	32,512

Barrick Gold Corp.	1,530	24,412

BlueScope Steel Ltd.	2,934	34,924

Fortescue Metals Group Ltd.	5,346	75,481

Kinross Gold Corp.	14,526	75,756

Mineral Resources Ltd.	2,070	75,701

Norsk Hydro ASA	2,772	15,801

Northern Star Resources Ltd.	6,048	44,764

Rio Tinto Ltd.	1,962	146,063

Rio Tinto plc	2,304	146,919

Teck Resources Ltd., Class B	2,430	85,770

Wheaton Precious Metals Corp.	5,436	229,344
		987,447

Multi-Utilities – 0.4%

Algonquin Power & Utilities Corp.	6,894	34,662

National Grid plc	7,902	93,835
		128,497

Office REITs – 0.4%

Dexus, REIT	9,270	38,033

Gecina SA, REIT	612	59,901

Japan Real Estate Investment Corp., REIT	18	66,678
		164,612

Oil, Gas & Consumable Fuels – 6.2%

Ampol Ltd.	3,294	66,447

BP plc	2,628	16,028

Cameco Corp.	5,058	206,692

Enbridge, Inc.	13,032	417,174

ENEOS Holdings, Inc.	19,800	72,914

Eni SpA	6,984	113,891

Neste OYJ	4,788	160,482

Pembina Pipeline Corp.	2,970	91,309

Repsol SA	8,010	117,050

Shell plc	21,348	685,569

See Accompanying Notes to the Financial Statements.

310	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund (cont.)

Investments	Investments	Shares

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

TC Energy Corp.	378	$13,004

TotalEnergies SE	5,202	347,506

Tourmaline Oil Corp.	594	31,376

Woodside Energy Group Ltd.	1	20
		2,339,462

Paper & Forest Products – 0.4%

Mondi plc	5,148	83,020

West Fraser Timber Co. Ltd.	738	49,753
		132,773

Personal Care Products – 2.0%

Kao Corp.	5,400	195,897

L’Oreal SA	1,278	535,137
		731,034

Pharmaceuticals – 9.4%

AstraZeneca plc	4,338	539,555

Daiichi Sankyo Co. Ltd.	7,200	183,417

GSK plc	13,446	237,790

Novartis AG (Registered)	4,518	419,704

Novo Nordisk A/S, Class B	10,404	997,473

Ono Pharmaceutical Co. Ltd.	3,700	63,558

Roche Holding AG	1,818	467,160

Sanofi SA	3,708	335,889

Takeda Pharmaceutical Co. Ltd.	9,000	241,454

UCB SA	504	36,790
		3,522,790

Professional Services – 2.4%

Experian plc	972	29,381

Randstad NV	1,350	69,692

Recruit Holdings Co. Ltd.	3,900	111,583

RELX plc	13,536	471,076

Wolters Kluwer NV	1,710	218,885
		900,617

Real Estate Management & Development – 0.6%

Daiwa House Industry Co. Ltd.	7,200	196,206

ESR Group Ltd.(a)	28,800	36,954
		233,160

Investments	Shares	Value

Retail REITs – 0.3%

CapitaLand Integrated Commercial Trust, REIT	50,400	$64,745

Vicinity Ltd., REIT	48,978	52,718
		117,463

Semiconductors & Semiconductor Equipment – 2.2%

Advantest Corp.	4,800	120,915

ASML Holding NV	1,062	634,569

Renesas Electronics Corp.*	1,800	23,242

Tokyo Electron Ltd.	400	52,177
		830,903

Software – 2.2%

Open Text Corp.	2,970	99,053

SAP SE	4,770	639,009

Xero Ltd.*	1,494	100,921
		838,983

Specialty Retail – 1.4%

Fast Retailing Co. Ltd.	200	43,607

H & M Hennes & Mauritz AB, Class B	3,186	42,574

Industria de Diseno Textil SA	10,908	375,294

Zalando SE* (a)	2,322	53,971
		515,446

Technology Hardware, Storage & Peripherals – 0.9%

Canon, Inc.	10,200	239,164

Ricoh Co. Ltd.	7,200	57,645

Seiko Epson Corp.	3,600	49,360
		346,169

Textiles, Apparel & Luxury Goods – 2.2%

adidas AG	468	82,710

Burberry Group plc	4,626	94,979

Cie Financiere Richemont SA (Registered)	162	19,030

Kering SA	738	298,921

LVMH Moet Hennessy Louis Vuitton SE	468	333,659
		829,299

Trading Companies & Distributors – 1.3%

Bunzl plc	3,168	112,712

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	311

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Trading Companies & Distributors – (continued)

Ferguson plc	72	$10,773

ITOCHU Corp.	9,000	319,304

Rexel SA	2,412	49,039
		491,828

Transportation Infrastructure – 0.9%

Getlink SE	3,618	58,262

Transurban Group	38,268	286,391
		344,653

Water Utilities – 0.1%

Severn Trent plc	882	28,426

Wireless Telecommunication Services – 0.9%

Rogers Communications, Inc., Class B	126	4,663

SoftBank Corp.	18,000	202,648

Vodafone Group plc	143,172	131,515
		338,826
Total Common Stocks (Cost $38,644,229)		36,835,813

Total Investments – 98.3% (Cost $38,644,229)		36,835,813

Other assets less liabilities – 1.7%		648,393
NET ASSETS – 100.0%		$37,484,206
*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

Abbreviations

CVA – Dutch Certification

OYJ – Public Limited Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference. REIT

Real Estate – Investment Trust

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,824,498
Aggregate gross unrealized depreciation	(3,684,607)
Net unrealized depreciation	$(1,860,109)
Federal income tax cost	$38,677,626

Futures Contracts

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI EAFE E-Mini Index	6	12/15/2023	USD	$592,230	$(20,226)
TOPIX Mini Index	2	12/07/2023	JPY	29,767	(1,268)
					$(21,494)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

See Accompanying Notes to the Financial Statements.

312	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund (cont.)

Forward Foreign Currency Contracts

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund had the following outstanding contracts as of October 31, 2023:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	87,496	Citibank NA	AUD	135,070	12/20/2023	$1,835
USD	13,827	Citibank NA	CAD	18,709	12/20/2023	339
USD	25,831	UBS AG	CHF	22,857	12/20/2023	573
USD	32,509	UBS AG	DKK	225,761	12/20/2023	449
USD	68,164	Toronto-Dominion Bank (The)	EUR	63,606	12/20/2023	778
USD	28,653	Toronto-Dominion Bank (The)	GBP	23,011	12/20/2023	719
USD	20,097	BNP Paribas SA	HKD	157,028	12/20/2023	13
USD	2,257	Citibank NA	ILS	8,590	12/20/2023	128
USD	45,240	Citibank NA	JPY	6,674,000	12/20/2023	800
USD	21,373	Citibank NA	NZD	36,099	12/20/2023	373
USD	35,127	Citibank NA	SEK	390,201	12/20/2023	117
USD	39,364	BNP Paribas SA	SGD	53,311	12/20/2023	368
Total unrealized appreciation						$6,492
AUD	66,000	Toronto-Dominion Bank (The)	USD	42,631	12/20/2023	$(775)
JPY	6,795,910	Toronto-Dominion Bank (The)	USD	46,742	12/20/2023	(1,491)
NOK	161,527	Goldman Sachs & Co.	USD	15,065	12/20/2023	(585)
SGD	60,000	JPMorgan Chase Bank NA	USD	44,207	12/20/2023	(317)
USD	41,867	Toronto-Dominion Bank (The)	CHF	38,000	12/20/2023	(126)
Total unrealized depreciation						$(3,294)
Net unrealized appreciation						$3,198

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	313

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund (cont.)

FlexShares® ESG & Climate Developed Markets ex-US Core Index invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2023:

Australia	6.8%
Austria	0.2
Belgium	0.4
Canada	10.2
Denmark	4.1
Finland	0.6
France	11.6
Germany	8.3
Hong Kong	1.6
Ireland	0.5
Italy	0.6
Japan	19.4
Netherlands	4.4
New Zealand	0.3
Norway	0.0 †
Portugal	0.8
Singapore	0.4
Spain	3.4
Sweden	1.2
Switzerland	8.8
United Kingdom	14.7
Other[1]	1.7
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	98.3%
Others(1)	1.7
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

314	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® ESG & Climate Emerging Markets Core Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 98.9%

Air Freight & Logistics – 0.2%

Hyundai Glovis Co. Ltd.	62	$7,855

JD Logistics, Inc.* (a)	1,600	1,893
		9,748

Automobile Components – 0.7%

Hyundai Mobis Co. Ltd.	202	31,185

Automobiles – 1.9%

Eicher Motors Ltd.	150	5,937

Ford Otomotiv Sanayi A/S	128	3,557

Li Auto, Inc., ADR*	1,406	47,537

XPeng, Inc., Class A*	3,100	22,900
		79,931

Banks – 17.5%

Abu Dhabi Commercial Bank PJSC	3,816	8,343

Agricultural Bank of China Ltd., Class H	50,000	18,467

Akbank TAS	10,766	11,210

Alinma Bank	1,608	14,102

AU Small Finance Bank Ltd.(a)	570	4,581

Axis Bank Ltd.	304	3,585

Banco Bradesco SA	5,300	12,916

Banco Bradesco SA (Preference)	10,000	27,741

Banco do Brasil SA	2,900	27,804

Bancolombia SA	802	5,690

Bancolombia SA (Preference)	1,470	9,381

Bank AlBilad	538	5,335

Bank Rakyat Indonesia Persero Tbk. PT	89,400	27,915

Banque Saudi Fransi	46	440

China Construction Bank Corp., Class H	82,000	46,530

CIMB Group Holdings Bhd.	16,800	20,134

Commercial International Bank Egypt SAE	8,800	17,173

E.Sun Financial Holding Co. Ltd.	47,585	34,990

Eurobank Ergasias Services and Holdings SA*	8,970	14,620

First Abu Dhabi Bank PJSC	9,450	32,623

First Financial Holding Co. Ltd.	23,710	18,933

Grupo Financiero Banorte SAB de CV, Class O	1,304	10,569

Hana Financial Group, Inc.	996	28,909

Investments	Shares	Value

Banks – (continued)

Hong Leong Bank Bhd.	1,800	$7,329

Industrial & Commercial Bank of China Ltd., Class H	72,000	34,599

ING Bank Slaski SA*	114	5,911

Itau Unibanco Holding SA (Preference)	1,788	9,509

KB Financial Group, Inc.	1,098	41,870

Malayan Banking Bhd.	18,400	34,834

Mega Financial Holding Co. Ltd.	37,000	41,865

Nedbank Group Ltd.	1,454	15,556

OTP Bank Nyrt.	770	28,589

Powszechna Kasa Oszczednosci Bank Polski SA*	254	2,623

Santander Bank Polska SA*	118	12,780

Shinhan Financial Group Co. Ltd.	1,430	36,794

SinoPac Financial Holdings Co. Ltd.	6,334	3,486

Standard Bank Group Ltd.	3,724	36,330

Taishin Financial Holding Co. Ltd.	14,086	7,491

Yapi ve Kredi Bankasi A/S	9,664	5,889

Yes Bank Ltd.*	39,544	7,576
		735,022

Beverages – 0.8%

Ambev SA	5,400	13,770

Coca-Cola Femsa SAB de CV	1,800	13,639

Nongfu Spring Co. Ltd., Class H(b)	200	1,139

United Spirits Ltd.*	286	3,545

Varun Beverages Ltd.	228	2,489
		34,582

Biotechnology – 0.1%

BeiGene Ltd.*	400	5,792

Broadline Retail – 6.4%

Alibaba Group Holding Ltd., ADR*	2,152	177,626

JD.com, Inc., ADR	70	1,779

Naspers Ltd., Class N*	96	14,898

PDD Holdings, Inc., ADR*	188	19,067

Prosus NV*	989	27,629

Vipshop Holdings Ltd., ADR*	1,180	16,827

Woolworths Holdings Ltd.	3,136	11,608
		269,434

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	315

FlexShares® ESG & Climate Emerging Markets Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – 0.4%

B3 SA – Brasil Bolsa Balcao	2,000	$4,402

Mirae Asset Securities Co. Ltd.	944	4,613

NH Investment & Securities Co. Ltd.	516	3,698

Saudi Tadawul Group Holding Co.	128	5,671
		18,384

Chemicals – 2.6%

Asian Paints Ltd.	1,104	39,723

Hanwha Solutions Corp.*	354	7,510

Indorama Ventures PCL, NVDR	5,800	3,824

LG Chem Ltd.	40	13,032

Orbia Advance Corp. SAB de CV	3,450	5,582

PI Industries Ltd.	118	4,820

PTT Global Chemical PCL, NVDR	4,600	4,415

Sahara International Petrochemical Co.	400	3,439

SK IE Technology Co. Ltd.* (a)	88	3,864

UPL Ltd.	1,686	10,945

Yanbu National Petrochemical Co.	974	9,827
		106,981

Communications Equipment – 0.1%

ZTE Corp., Class H	2,400	5,331

Construction & Engineering – 0.4%

Hyundai Engineering & Construction Co. Ltd.	276	6,825

Samsung Engineering Co. Ltd.*	454	7,984
		14,809

Construction Materials – 0.9%

ACC Ltd.	168	3,810

Ambuja Cements Ltd.	1,776	9,054

Siam Cement PCL (The), NVDR	2,600	20,834

UltraTech Cement Ltd.	52	5,260
		38,958

Consumer Staples Distribution & Retail – 2.2%

Alibaba Health Information Technology Ltd.*	16,000	9,427

CP ALL PCL, NVDR	16,200	24,902

Nahdi Medical Co.	20	756

Raia Drogasil SA	408	2,087

Shoprite Holdings Ltd.	1,076	13,708

Investments	Shares	Value

Consumer Staples Distribution & Retail – (continued)

Wal-Mart de Mexico SAB de CV	11,700	$41,822
		92,702

Containers & Packaging – 0.5%

Klabin SA	2,400	10,185

Klabin SA (Preference)	6,996	5,951

SCG Packaging PCL, NVDR	4,200	4,207
		20,343

Diversified Consumer Services – 0.2%

East Buy Holding Ltd.* (a)	500	2,038

New Oriental Education & Technology Group, Inc., ADR*	124	8,121
		10,159

Diversified Telecommunication Services – 2.2%

Chunghwa Telecom Co. Ltd.	10,722	38,346

Emirates Telecommunications Group Co. PJSC	518	2,603

Hellenic Telecommunications Organization SA	622	8,698

Indus Towers Ltd.*	2,388	4,945

LG Uplus Corp.	764	5,719

PT Tower Bersama Infrastructure Tbk.	13,000	1,694

Saudi Telecom Co.	1,866	19,100

Telefonica Brasil SA	1,400	12,559
		93,664

Electric Utilities – 1.0%

Centrais Eletricas Brasileiras SA	2,000	13,817

Centrais Eletricas Brasileiras SA (Preference), Class B	800	6,100

CEZ A/S	76	3,247

Cia Energetica de Minas Gerais	800	2,443

Cia Energetica de Minas Gerais (Preference)	4,600	10,709

Cia Paranaense de Energia (Preference)	4,400	7,320
		43,636

Electrical Equipment – 1.3%

ABB India Ltd.	182	8,983

CG Power & Industrial Solutions Ltd.	2,020	9,464

Doosan Enerbility Co. Ltd.*	120	1,192

See Accompanying Notes to the Financial Statements.

316	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Emerging Markets Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – (continued)

Havells India Ltd.	834	$12,483

Polycab India Ltd.	140	8,277

Sociedad Quimica y Minera de Chile SA (Preference), Class B	304	14,660
		55,059

Electronic Equipment, Instruments & Components – 1.8%

AUO Corp.	21,406	10,295

Delta Electronics Thailand PCL, NVDR	4,400	9,671

Delta Electronics, Inc.	2,560	22,928

Hon Hai Precision Industry Co. Ltd.	3,000	8,926

Samsung Electro-Mechanics Co. Ltd.	192	17,671

Samsung SDI Co. Ltd.	18	5,671
		75,162

Energy Equipment & Services – 0.1%

Dialog Group Bhd.	10,600	4,783

Entertainment – 2.3%

Kingsoft Corp. Ltd.	3,200	11,165

NCSoft Corp.	20	3,443

NetEase, Inc., ADR	758	81,045
		95,653

Financial Services – 1.2%

FirstRand Ltd.	7,192	23,571

Yuanta Financial Holding Co. Ltd.	34,130	25,570
		49,141

Food Products – 1.0%

Almarai Co. JSC	90	1,341

Britannia Industries Ltd.	174	9,251

Charoen Pokphand Foods PCL, NVDR	6,200	3,226

CJ CheilJedang Corp.	28	5,857

IOI Corp. Bhd.	8,600	7,093

Marico Ltd.	1,716	11,058

Nestle Malaysia Bhd.	200	5,197
		43,023

Gas Utilities – 0.6%

China Resources Gas Group Ltd.	1,800	5,325

ENN Energy Holdings Ltd.	2,700	20,618
		25,943

Investments	Shares	Value

Ground Transportation – 0.8%

BTS Group Holdings PCL, NVDR	25,000	$5,182

Full Truck Alliance Co. Ltd., ADR*	1,042	6,846

Rumo SA	4,400	19,465
		31,493

Health Care Equipment & Supplies – 0.0%(c)

Microport Scientific Corp.*	600	943

Health Care Providers & Services – 0.4%

Dr Sulaiman Al Habib Medical Services Group Co.	64	4,299

Sinopharm Group Co. Ltd., Class H	4,400	10,516
		14,815

Hotels, Restaurants & Leisure – 3.1%

Meituan, Class B* (a)	5,400	76,328

Trip.com Group Ltd.*	500	17,177

Yum China Holdings, Inc.	728	38,264
		131,769

Household Durables – 0.7%

Arcelik A/S	292	1,402

LG Electronics, Inc.	364	26,871
		28,273

Household Products – 0.2%

Unilever Indonesia Tbk. PT	26,800	6,107

Independent Power and Renewable Electricity Producers – 0.8%

Adani Green Energy Ltd.*	1,098	12,023

China Longyuan Power Group Corp. Ltd., Class H	12,000	10,168

Energy Absolute PCL, NVDR	6,000	7,011

Engie Brasil Energia SA	400	3,117
		32,319

Industrial Conglomerates – 2.7%

Alpha Dhabi Holding PJSC*	1,600	8,224

Astra International Tbk. PT	12,200	4,435

Far Eastern New Century Corp.	3,152	2,867

International Holding Co. PJSC*	406	44,170

Multiply Group PJSC*	10,216	9,457

Mytilineos SA	112	4,141

Samsung C&T Corp.	222	17,539

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	317

FlexShares® ESG & Climate Emerging Markets Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Industrial Conglomerates – (continued)

Siemens Ltd.	306	$12,242

SK Square Co. Ltd.*	118	3,718

Turkiye Sise ve Cam Fabrikalari A/S	4,658	7,794
		114,587

Insurance – 3.4%

Bupa Arabia for Cooperative Insurance Co.	100	5,678

Cathay Financial Holding Co. Ltd.	26,000	35,190

Fubon Financial Holding Co. Ltd.	23,100	42,803

ICICI Prudential Life Insurance Co. Ltd.(a)	500	3,154

Ping An Insurance Group Co. of China Ltd., Class H	9,000	46,124

Powszechny Zaklad Ubezpieczen SA	502	5,672

Samsung Life Insurance Co. Ltd.	42	2,248
		140,869

Interactive Media & Services – 3.2%

Autohome, Inc., ADR	260	6,955

Info Edge India Ltd.	248	12,166

Kakao Corp.	1,018	28,492

Kanzhun Ltd., ADR*	624	9,235

Kuaishou Technology* (a)	5,600	36,035

NAVER Corp.	294	40,795
		133,678

IT Services – 2.9%

Arabian Internet & Communications Services Co.	80	6,670

Elm Co.	14	2,617

Infosys Ltd.	4,116	67,649

Tech Mahindra Ltd.	1,812	24,661

Wipro Ltd.	4,342	19,911
		121,508

Life Sciences Tools & Services – 1.6%

Divi’s Laboratories Ltd.	348	14,163

WuXi AppTec Co. Ltd., Class H(a)	1,200	14,416

Wuxi Biologics Cayman, Inc.* (a)	6,000	37,267
		65,846

Investments	Shares	Value

Machinery – 0.6%

Cummins India Ltd.	476	$9,585

Haitian International Holdings Ltd.	2,000	4,764

Weichai Power Co. Ltd., Class H	2,000	2,991

Zhuzhou CRRC Times Electric Co. Ltd., Class H	1,800	5,809
		23,149

Marine Transportation – 0.2%

MISC Bhd.	4,600	7,000

Media – 0.1%

Elang Mahkota Teknologi Tbk. PT	53,600	1,687

Grupo Televisa SAB, Series CPO	9,400	4,306
		5,993

Metals & Mining – 2.6%

Anglo American Platinum Ltd.	96	3,196

Gold Fields Ltd.	2,734	36,236

Grupo Mexico SAB de CV, Series B	4,000	16,292

Hindalco Industries Ltd.	4,114	22,705

JSW Steel Ltd.	1,956	17,299

Kumba Iron Ore Ltd.	214	5,637

Sibanye Stillwater Ltd.	5,220	6,655
		108,020

Multi-Utilities – 0.1%

Dubai Electricity & Water Authority PJSC	4,258	2,759

Oil, Gas & Consumable Fuels – 4.0%

Bharat Petroleum Corp. Ltd.	2,348	9,849

Cosan SA	4,000	12,493

COSCO SHIPPING Energy Transportation Co. Ltd., Class H	4,000	4,233

Empresas Copec SA	1,368	9,027

ORLEN SA	1,780	28,090

Petroleo Brasileiro SA (Preference)	400	2,755

Petronas Dagangan Bhd.	1,000	4,798

PTT Exploration & Production PCL, NVDR	3,600	16,426

PTT PCL, NVDR	23,000	21,277

Reliance Industries Ltd.	1,006	27,644

SK Innovation Co. Ltd.*	184	16,649

Thai Oil PCL, NVDR	3,600	4,708

See Accompanying Notes to the Financial Statements.

318	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Emerging Markets Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Ultrapar Participacoes SA	2,400	$9,732
		167,681

Paper & Forest Products – 0.5%

Empresas CMPC SA	3,974	7,081

Suzano SA	1,300	13,294
		20,375

Passenger Airlines – 0.1%

Korean Air Lines Co. Ltd.	400	6,072

Personal Care Products – 1.5%

Colgate-Palmolive India Ltd.	270	6,855

Giant Biogene Holding Co. Ltd.* (a)	400	1,605

Godrej Consumer Products Ltd.*	588	7,005

Hindustan Unilever Ltd.	1,610	48,034
		63,499

Pharmaceuticals – 2.0%

Aspen Pharmacare Holdings Ltd.	656	5,924

China Medical System Holdings Ltd.	5,000	7,988

Cipla Ltd.	502	7,235

CSPC Pharmaceutical Group Ltd.	30,000	26,187

Dr Reddy’s Laboratories Ltd.	374	24,111

Richter Gedeon Nyrt.	288	6,738

Sun Pharmaceutical Industries Ltd.	512	6,694
		84,877

Real Estate Management & Development – 1.4%

Central Pattana PCL, NVDR	6,400	11,129

DLF Ltd.	2,130	14,416

KE Holdings, Inc., ADR	1,114	16,387

Longfor Group Holdings Ltd.(a)	3,703	5,386

Macrotech Developers Ltd.(a)	108	1,022

NEPI Rockcastle NV	1,558	8,365
		56,705

Semiconductors & Semiconductor Equipment – 9.3%

Daqo New Energy Corp., ADR*	200	5,092

Flat Glass Group Co. Ltd., Class H*	2,000	3,584

GCL Technology Holdings Ltd.	68,000	9,994

Hua Hong Semiconductor Ltd.* (a)	1,000	2,454

SK Hynix, Inc.	402	34,617

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – (continued)

Taiwan Semiconductor Manufacturing Co. Ltd.	18,580	$303,031

United Microelectronics Corp.	17,000	24,215

Xinyi Solar Holdings Ltd.	16,000	9,406
		392,393

Specialty Retail – 0.4%

Chow Tai Fook Jewellery Group Ltd.	6,800	9,594

Lojas Renner SA	3,400	8,266
		17,860

Technology Hardware, Storage & Peripherals – 5.0%

Asustek Computer, Inc.	2,422	25,239

Compal Electronics, Inc.	14,652	12,671

Lenovo Group Ltd.	24,000	27,912

Micro-Star International Co. Ltd.	798	4,060

Samsung Electronics Co. Ltd.	2,380	117,894

Wistron Corp.	7,546	20,799
		208,575

Textiles, Apparel & Luxury Goods – 1.0%

Feng TAY Enterprise Co. Ltd.	1,702	9,367

Li Ning Co. Ltd.	3,500	10,735

LPP SA	4	12,871

Page Industries Ltd.	20	9,084
		42,057

Transportation Infrastructure – 1.3%

Abu Dhabi Ports Co. PJSC*	3,350	5,445

Adani Ports & Special Economic Zone Ltd.	1,866	17,588

CCR SA	3,400	8,077

Grupo Aeroportuario del Pacifico SAB de CV, Class B	230	2,679

International Container Terminal Services, Inc.	3,280	11,631

Salik Co. PJSC	5,562	4,830

Taiwan High Speed Rail Corp.	5,090	4,614
		54,864

Wireless Telecommunication Services – 2.6%

Advanced Info Service PCL, NVDR	1,400	8,569

Bharti Airtel Ltd.	4,862	53,398

Etihad Etisalat Co.	1,296	15,925

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	319

FlexShares® ESG & Climate Emerging Markets Core Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Wireless Telecommunication Services – (continued)

Mobile Telecommunications Co. KSCP	6,340	$9,851

Taiwan Mobile Co. Ltd.	4,448	13,138

TIM SA	2,000	6,016

Vodacom Group Ltd.	388	2,100
		108,997
Total Common Stocks (Cost $4,738,015)		4,152,508

Total Investments – 98.9% (Cost $4,738,015)		4,152,508

Other assets less liabilities – 1.1%		47,529
NET ASSETS – 100.0%		$4,200,037

*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

NVDR – Non-Voting Depositary Receipt

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$193,052
Aggregate gross unrealized depreciation	(802,558)
Net unrealized depreciation	$(609,506)
Federal income tax cost	$4,758,505

Futures Contracts

FlexShares® ESG & Climate Emerging Markets Core Index Fund had the following open futures contract as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI Emerging Markets E-Mini Index	1	12/15/2023	USD	$45,960	$(3,512)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® ESG & Climate Emerging Markets Core Index Fund had the following outstanding contracts as of October 31, 2023:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	4,758	Toronto-Dominion Bank (The)	HKD	37,178	12/20/2023	$3
Net unrealized appreciation						$3

Abbreviations:

HKD – Hong Kong Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

320	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Emerging Markets Core Index Fund (cont.)

FlexShares® ESG & Climate Emerging Markets Core Index invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2023:

Brazil	6.0%
Chile	0.7
China	23.8
Colombia	0.4
Czech Republic	0.1
Egypt	0.4
Greece	0.7
Hungary	0.8
India	14.6
Indonesia	1.0
Kuwait	0.2
Malaysia	2.2
Mexico	2.3
Philippines	0.3
Poland	1.6
Saudi Arabia	2.3
South Africa	5.0
South Korea	12.6
Taiwan	16.9
Thailand	3.5
Turkey	0.7
United Arab Emirates	2.8
Other[1]	1.1
100.0%

[1]	Includes any non-equity securities and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	98.9%
Others(1)	1.1
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	321

Schedule of Investments

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 99.6%

Building Products – 0.5%

Simpson Manufacturing Co., Inc.	132,904	$17,700,155

UFP Industries, Inc.	190,376	18,118,084
		35,818,239

Chemicals – 16.0%

CF Industries Holdings, Inc.	1,293,120	103,165,114

Corteva, Inc.	4,949,776	238,282,217

FMC Corp.	915,960	48,729,072

ICL Group Ltd.	8,211,312	39,782,407

K+S AG (Registered)	2,140,832	35,911,579

Mosaic Co. (The)	2,356,352	76,534,313

Nutrien Ltd.(a)	5,635,848	302,364,818

PhosAgro PJSC‡	308,581	—

PI Industries Ltd.	926,736	37,858,613

Qinghai Salt Lake Industry Co. Ltd., Class A*	5,028,800	11,633,837

SABIC Agri-Nutrients Co.	2,607,792	93,006,336

Scotts Miracle-Gro Co. (The)(a)	305,320	13,568,421

UPL Ltd.	5,840,592	37,916,014

Yara International ASA	1,785,224	58,326,554

Yunnan Yuntianhua Co. Ltd., Class A	1,796,000	4,086,225

Zangge Mining Co. Ltd., Class A	1,436,800	4,395,943
		1,105,561,463

Electric Utilities – 0.2%

Origin Energy Ltd.	2,410,232	13,932,730

Food Products – 12.7%

Archer-Daniels-Midland Co.	3,879,360	277,645,795

Bakkafrost P/F	581,904	26,225,970

Bunge Ltd.	1,081,192	114,584,728

Cal-Maine Foods, Inc.(a)	272,992	12,369,268

Charoen Pokphand Foods PCL, NVDR	38,434,400	19,996,474

Charoen Pokphand Indonesia Tbk. PT*	84,052,800	30,689,722

Kuala Lumpur Kepong Bhd.	6,465,600	29,827,660

Investments	Shares	Value

Food Products – (continued)

Mowi ASA	5,283,832	$85,748,699

Muyuan Foods Co. Ltd., Class A	5,028,808	25,947,690

New Hope Liuhe Co. Ltd., Class A*	3,951,200	5,485,603

PPB Group Bhd.	8,261,600	26,321,983

Salmar ASA	757,912	35,874,922

Tyson Foods, Inc., Class A	2,058,216	95,398,312

Wilmar International Ltd.	36,638,400	95,202,879
		881,319,705

Metals & Mining – 29.0%

Agnico Eagle Mines Ltd.(a)	1,623,584	76,065,481

Anglo American plc(a)	4,335,544	110,296,150

Anglogold Ashanti plc	1,372,144	25,215,028

Barrick Gold Corp.(a)	5,700,504	90,953,476

BHP Group Ltd.	12,518,120	352,700,223

Boliden AB	862,080	22,048,427

First Quantum Minerals Ltd.(a)	1,849,880	21,413,702

Fortescue Metals Group Ltd.(a)	5,743,608	81,095,409

Franco-Nevada Corp.	621,416	75,514,410

Freeport-McMoRan, Inc.(a)	3,516,568	118,789,667

Glencore plc	31,850,264	168,179,831

Gold Fields Ltd.	2,963,400	39,276,680

Grupo Mexico SAB de CV, Series B	10,057,600	40,964,678

Hindalco Industries Ltd.	4,443,304	24,522,326

Impala Platinum Holdings Ltd.	3,150,184	13,053,160

Mineral Resources Ltd.(a)	545,984	19,967,041

MMC Norilsk Nickel PJSC* ‡	1,277,631	—

Newmont Corp.(a)	2,022,296	75,775,431

Norsk Hydro ASA	4,141,576	23,607,469

Northern Star Resources Ltd.	4,001,488	29,617,108

Rio Tinto plc	3,354,928	213,933,015

Royal Gold, Inc.(a)	168,824	17,613,408

Saudi Arabian Mining Co.*	4,069,736	39,052,803

South32 Ltd.	14,414,696	30,300,527

Sumitomo Metal Mining Co. Ltd.	843,700	23,487,333

See Accompanying Notes to the Financial Statements.

322	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Teck Resources Ltd., Class B(a)	1,436,800	$50,713,632

Vale SA	11,135,200	152,355,503

Wheaton Precious Metals Corp.(a)	1,494,272	63,043,048

Zijin Mining Group Co. Ltd., Class A	5,028,800	8,548,431
		2,008,103,397

Oil, Gas & Consumable Fuels – 31.3%

APA Corp.	262,216	10,415,220

BP plc	23,484,496	143,227,238

Cameco Corp.(a)	1,375,736	56,218,623

Canadian Natural Resources Ltd.(a)	1,451,168	92,051,038

Cenovus Energy, Inc.(a)	1,792,408	34,111,593

Chevron Corp.	1,451,168	211,478,713

China Petroleum & Chemical Corp., Class H	32,668,000	16,700,151

ConocoPhillips	987,800	117,350,640

Coterra Energy, Inc.	650,152	17,879,180

Devon Energy Corp.	520,840	24,255,519

Diamondback Energy, Inc.(a)	147,272	23,610,647

Eni SpA	3,265,128	53,245,736

EOG Resources, Inc.	477,736	60,314,170

EQT Corp.	316,096	13,396,149

Equinor ASA	1,368,552	45,870,753

Exxon Mobil Corp.(a)	3,211,248	339,910,601

Gazprom PJSC* ‡	15,937,700	—

Hess Corp.	229,888	33,195,827

Inpex Corp.	1,351,700	19,479,582

LUKOIL PJSC‡	483,340	—

Marathon Oil Corp.	517,248	14,126,043

Novatek PJSC‡	1,237,715	—

Occidental Petroleum Corp.(a)	585,496	36,189,508

Petroleo Brasileiro SA (Preference)	5,747,200	39,591,062

Pioneer Natural Resources Co.	193,968	46,358,352

Repsol SA	1,745,712	25,510,133

Rosneft Oil Co. PJSC‡	2,926,433	—

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Santos Ltd.	4,278,072	$20,775,432

Saudi Arabian Oil Co.(b)	3,308,232	29,364,571

Shell plc	9,389,488	301,533,590

Suncor Energy, Inc.(a)	1,720,568	55,660,514

Tatneft PJSC‡	2,021,036	—

TotalEnergies SE	3,114,264	208,040,310

Tourmaline Oil Corp.(a)	420,264	22,199,142

Woodside Energy Group Ltd.	2,496,441	54,152,089
		2,166,212,126

Paper & Forest Products – 3.3%

Canfor Corp.* (a)	280,176	2,861,801

Dexco SA*	1,436,800	1,954,481

Dongwha Enterprise Co. Ltd.*	21,552	981,414

Interfor Corp.* (a)	237,072	2,921,881

Mondi plc(a)	2,198,304	35,451,500

Stella-Jones, Inc.(a)	233,480	12,216,811

Stora Enso OYJ, Class R	2,747,880	32,893,566

Svenska Cellulosa AB SCA, Class B(a)	2,676,040	36,634,131

UPM-Kymmene OYJ(a)	2,449,744	82,264,584

West Fraser Timber Co. Ltd.(a)	272,992	18,403,977
		226,584,146

Semiconductors & Semiconductor Equipment – 0.2%

Tongwei Co. Ltd., Class A	3,951,206	14,739,881

Specialized REITs – 1.2%

PotlatchDeltic Corp., REIT	244,256	10,466,370

Rayonier, Inc., REIT(a)	449,000	11,332,760

Weyerhaeuser Co., REIT	2,234,224	64,099,886
		85,899,016

Water Utilities – 5.2%

American States Water Co.	154,456	12,055,291

American Water Works Co., Inc.	818,976	96,352,526

Beijing Enterprises Water Group Ltd.	28,736,000	6,059,658

California Water Service Group(a)	244,256	11,890,382

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	323

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Water Utilities – (continued)

China Water Affairs Group Ltd.	7,184,000	$4,544,744

Cia de Saneamento Basico do Estado de Sao Paulo SABESP	2,291,733	26,525,571

Cia de Saneamento de Minas Gerais Copasa MG	1,436,800	4,541,462

Cia de Saneamento do Parana	1,796,000	7,745,985

Essential Utilities, Inc.	1,038,088	34,734,424

Grandblue Environment Co. Ltd., Class A	359,200	873,200

Guangdong Investment Ltd.	18,867,941	12,876,672

Pennon Group plc	1,846,288	16,276,348

Severn Trent plc(a)	1,745,712	56,262,957

SJW Group(a)	118,536	7,406,129

United Utilities Group plc	4,734,256	61,067,043
		359,212,392
Total Common Stocks (Cost $6,639,775,626)		6,897,383,095
	Principal Amount

SECURITIES LENDING REINVESTMENTS – 4.4%(c)

CERTIFICATES OF DEPOSIT – 0.9%

Barclays Bank plc, New York
(SOFR + 0.32%), 5.48%, 11/24/2023(d)	$4,000,000	4,000,373

Citibank NA, New York
(SOFR + 0.40%), 5.62%, 12/15/2023(d)	5,000,000	5,000,540

Credit Industriel et Commercial, London
5.69%, 1/16/2024	4,000,000	3,952,360

Mizuho Bank Ltd., New York
(SOFR + 0.40%), 5.71%, 3/12/2024(d)	4,000,000	4,001,152

MUFG Bank Ltd., London Branch
5.63%, 11/27/2023	5,000,000	5,000,000

Investments	Principal Amount	Value

CERTIFICATES OF DEPOSIT – (continued)

National Westminster Bank PLC
5.88%, 5/2/2024	$4,000,000	$4,002,680

Nordea Bank Abp, New York Branch
(SOFR + 0.47%), 5.78%, 4/26/2024(d)	4,000,000	4,003,104

Oversea-Chinese Banking Corp. Ltd., New York
(SOFR + 0.37%), 5.68%, 11/16/2023(d)	3,000,000	3,000,000

Royal Bank of Canada, New York
(SOFR + 0.53%), 5.84%, 5/23/2024(d)	4,000,000	4,003,616

Sumitomo Mitsui Trust Bank Ltd., New York
(SOFR + 0.23%), 5.54%, 11/22/2023(d)	5,000,000	5,000,000

Svenska Handelsbanken, New York
5.80%, 4/4/2024	3,000,000	2,999,646
(SOFR + 0.33%), 5.64%, 4/4/2024(d)	3,000,000	2,999,610

The Sumitomo Bank Ltd., New York
(SOFR + 0.47%), 5.60%, 1/9/2024(d)	3,000,000	3,001,839

Toronto-Dominion Bank, New York
5.64%, 2/28/2024	2,000,000	2,000,000
(US Federal Funds Effective Rate (continuous series) + 0.61%), 5.94%, 7/26/2024(d)	4,000,000	4,001,992

Wells Fargo Bank (San Francisco) NA
(SOFR + 0.37%), 5.62%, 12/12/2023(d)	4,000,000	4,000,290
Total Certificates of Deposit (Cost $60,955,805)		60,967,202

See Accompanying Notes to the Financial Statements.

324	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS – (continued)

COMMERCIAL PAPER – 0.0%(d) (e)

Bank of Montreal, Montreal
(SOFR + 0.35%), 5.66%, 11/9/2023 (Cost $2,000,000)	$2,000,000	$2,000,000

INVESTMENT COMPANIES – 1.1%

BlackRock Liquidity FedFund, Institutional Shares
5.35%, 11/1/2023	12,000,000	12,000,000

Dreyfus Treasury Obligations Cash Management Fund
5.38%, 11/1/2023	5,000,000	5,000,000

Goldman Sachs Financial Square Government Fund, Institutional Class
5.36%, 11/1/2023	12,000,000	12,000,000

Invesco Government & Agency Portfolio, Institutional Shares
5.36%, 11/1/2023	12,000,000	12,000,000

Morgan Stanley Institutional Liquidity Fund – Government Portfolio
5.35%, 11/1/2023	12,000,000	12,000,000

RBC BlueBay U.S. Government Money Market Fund
5.40%, 11/1/2023	10,000,000	10,000,000

State Street Institutional U.S. Government Money Market Fund
5.36%, 11/1/2023	15,000,000	15,000,000
Total Investment Companies (Cost $78,000,000)		78,000,000

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – 2.4%

BofA Securities, Inc., 5.77%, dated 10/31/2023, due 1/31/2024, repurchase price $8,117,964, collateralized by various U.S. Treasury Securities, ranging from 0.13% – 6.13%, maturing 7/15/2024 – 11/15/2044; total market value $8,056,513	$8,000,000	$8,000,000

CF Secured LLC, 5.30%, dated 10/31/2023, due 11/1/2023, repurchase price $14,002,061, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 7.63%, maturing 11/15/2023 – 5/15/2051; total market value $14,117,590	14,000,000	14,000,000

Citigroup Global Markets, Inc., 5.28%, dated 10/31/2023, due 11/1/2023, repurchase price $63,805,340, collateralized by various U.S. Treasury Securities, ranging from 1.50% – 3.88%, maturing 2/15/2025 – 1/31/2027; total market value $64,521,419	63,795,983	63,795,983

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	325

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS – (continued)

REPURCHASE AGREEMENTS – (continued)

MetLife, Inc., 5.32%, dated 10/31/2023, due 11/1/2023, repurchase price $57,008,423, collateralized by various U.S. Treasury Securities, 0.00%, maturing 8/15/2041 – 11/15/2050; total market value $57,411,277	$57,000,000	$57,000,000

TD Prime Services LLC, 5.42%, dated 10/31/2023, due 11/1/2023, repurchase price $20,003,011, collateralized by various Common Stocks; total market value $22,150,189	20,000,000	20,000,000
Total Repurchase Agreements (Cost $162,795,983)		162,795,983
Total Securities Lending Reinvestments (Cost $303,751,788)		303,763,185
Total Investments – 104.0% (Cost $6,943,527,414)		7,201,146,280

Liabilities in excess of other assets – (4.0%)		(275,860,232)
NET ASSETS – 100.0%		$6,925,286,048

*	Non-income producing security.

‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(a)

The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $491,197,028, collateralized in the form of cash with a value of $303,760,945 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $142,895,385 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.63%, and maturity dates ranging from November 15, 2023 – August 15, 2053 and $71,411,383 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 5.75%, and maturity dates ranging from November 13, 2023 – October 22, 2071; a total value of $518,067,713.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2023. The total value of securities purchased was $303,763,185.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2023.

(e)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

Abbreviations

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT – Real Estate Investment Trust

SCA – Limited partnership with share capital

SOFR – Secured Overnight Financing Rate

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$957,259,179
Aggregate gross unrealized depreciation	(741,008,669)
Net unrealized appreciation	$216,250,510
Federal income tax cost	$6,983,135,662

See Accompanying Notes to the Financial Statements.

326	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Futures Contracts

FlexShares® Morningstar Global Upstream Natural Resources Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
FTSE 100 Index	68	12/15/2023	GBP	$6,046,670	$(224,041)
Hang Seng Index	4	11/29/2023	HKD	438,208	(7,045)
Russell 2000 E-Mini Index	30	12/15/2023	USD	2,502,600	(278,542)
S&P Midcap 400 E-Mini Index	10	12/15/2023	USD	2,375,100	(201,564)
S&P/TSX 60 Index	100	12/14/2023	CAD	16,351,522	(1,009,428)
SPI 200 Index	4	12/21/2023	AUD	429,465	(17,488)
					$(1,738,108)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Morningstar Global Upstream Natural Resources Index Fund had the following outstanding contracts as of October 31, 2023:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	1,614,828	Toronto-Dominion Bank (The)	AUD	2,500,000	12/20/2023	$29,337
USD	5,289,826	JPMorgan Chase Bank NA	BRL*	26,260,760	12/20/2023	111,945
USD	1,308,293	Morgan Stanley	CAD	1,764,000	12/20/2023	36,539
USD	19,040,673	Toronto-Dominion Bank (The)	CAD	25,714,000	12/20/2023	502,192
USD	1,741,742	Bank of Montreal	EUR	1,630,000	12/20/2023	14,861
USD	616,190	JPMorgan Chase Bank NA	EUR	575,000	12/20/2023	7,015
USD	4,584,575	JPMorgan Chase Bank NA	GBP	3,700,000	12/20/2023	93,051
USD	2,409,267	BNP Paribas SA	HKD	18,824,345	12/20/2023	1,519
USD	265,044	Citibank NA	KRW*	350,052,156	12/20/2023	5,128
USD	145,914	Citibank NA	SEK	1,620,827	12/20/2023	487
ZAR	5,390,000	BNP Paribas SA	USD	282,476	12/20/2023	3,815
Total unrealized appreciation						$805,889
AUD	2,531,480	Citibank NA	USD	1,639,847	12/20/2023	$(34,392)
CAD	8,965,539	Citibank NA	USD	6,626,059	12/20/2023	(162,363)
CAD	20,500,000	JPMorgan Chase Bank NA	USD	15,185,061	12/20/2023	(405,608)
EUR	724,602	Toronto-Dominion Bank (The)	USD	776,532	12/20/2023	(8,862)
GBP	8,174,860	Toronto-Dominion Bank (The)	USD	10,089,741	12/20/2023	(166,070)
HKD	7,000,000	Goldman Sachs & Co.	USD	896,488	12/20/2023	(1,145)
INR*	56,105,711	Citibank NA	USD	673,622	12/20/2023	(635)
JPY	9,759,416	Toronto-Dominion Bank (The)	USD	67,125	12/20/2023	(2,141)
NOK	11,741,048	Goldman Sachs & Co.	USD	1,095,008	12/20/2023	(42,519)
USD	870,571	Toronto-Dominion Bank (The)	NOK	9,758,000	12/20/2023	(4,154)
Total unrealized depreciation						$(827,889)
Net unrealized depreciation						$(22,000)

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	327

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

KRW – Korean Won

NOK – Norwegian Krone

SEK – Swedish Krona

USD – US Dollar

ZAR – South African Rand

FlexShares® Morningstar Global Upstream Natural Resources Index invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2023:

Australia	8.7%
Brazil	3.4
Canada	14.1
China	1.7
Finland	1.7
France	3.0
Germany	0.5
India	1.4
Indonesia	0.4
Israel	0.6
Italy	0.8
Japan	0.6
Malaysia	0.8
Mexico	0.6
Norway	4.0
Saudi Arabia	2.3
Singapore	1.4
South Africa	1.1
South Korea	0.0 †
Spain	0.4
Sweden	0.8
Thailand	0.3
United Kingdom	16.0
United States	35.0
Other[1]	0.4
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	99.6%
Securities Lending Reinvestments	4.4
Others(1)	(4.0)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

328	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® STOXX® Global Broad Infrastructure Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 99.1%

Air Freight & Logistics – 2.6%

bpost SA(a)	152,640	$826,063

CTT-Correios de Portugal SA(a)	119,568	455,612

Deutsche Post AG	1,213,488	47,150,465

International Distributions Services plc*	870,048	2,666,849

Oesterreichische Post AG(a)	39,856	1,270,153

PostNL NV(a)	423,153	786,529
		53,155,671

Commercial Services & Supplies – 4.7%

Ambipar Participacoes e Empreendimentos SA	84,800	229,530

Befesa SA(a) (b)	44,096	1,283,625

Better World Green PCL, NVDR*	3,823,600	55,318

Casella Waste Systems, Inc., Class A* (a)	22,048	1,663,522

China Everbright Environment Group Ltd.	4,240,000	1,446,822

Clean Harbors, Inc.* (a)	19,504	2,997,180

Cleanaway Co. Ltd.	112,000	597,379

Cleanaway Waste Management Ltd.(a)	2,724,624	3,864,214

CoreCivic, Inc.* (a)	50,032	635,406

Daiseki Co. Ltd.(a)	63,460	1,732,689

GEO Group, Inc. (The)*(a)	47,488	415,045

Insun ENT Co. Ltd.*	29,138	154,261

Midac Holdings Co. Ltd.(a)	21,400	247,002

Renewi plc*	102,608	730,872

Republic Services, Inc., Class A	81,408	12,088,274

Shanghai Youngsun Investment Co. Ltd., Class B* ‡	57,800	—

Stericycle, Inc.* (a)	38,160	1,573,718

Sunny Friend Environmental Technology Co. Ltd.	120,315	383,925

TRE Holdings Corp.(a)	84,800	654,009

Waste Connections, Inc.(a)	317,152	41,021,295

Waste Management, Inc.	145,008	23,829,165
		95,603,251

Investments	Shares	Value

Diversified Telecommunication Services – 14.7%

AT&T, Inc.	2,816,208	$43,369,603

BCE, Inc.(a)	711,472	26,383,273

BT Group plc(a)	4,924,336	6,737,304

Cellnex Telecom SA(b)	375,664	11,006,970

China Tower Corp. Ltd., Class H(b)	33,920,000	3,164,584

Deutsche Telekom AG (Registered)	2,696,640	58,360,885

Frontier Communications Parent, Inc.* (a)	96,672	1,732,362

HKT Trust & HKT Ltd.	2,986,000	3,091,097

Infrastrutture Wireless Italiane SpA(b)	281,536	3,071,062

Iridium Communications, Inc.	44,096	1,633,757

KINX, Inc.	2,595	163,322

Koninklijke KPN NV	2,636,432	8,847,800

Liberty Global plc, Class C* (a)	95,824	1,625,175

Nippon Telegraph & Telephone Corp.	42,060,800	49,102,641

Quebecor, Inc., Class B(a)	128,896	2,656,376

Sarana Menara Nusantara Tbk. PT	16,196,800	907,470

Spark New Zealand Ltd.	1,436,512	4,152,670

Swisscom AG (Registered)	19,504	11,658,894

Telecom Italia SpA* (a)	7,898,272	2,037,862

Verizon Communications, Inc.	1,654,448	58,120,758
		297,823,865

Electric Utilities – 14.1%

American Electric Power Co., Inc.	202,672	15,309,843

Constellation Energy Corp.	126,352	14,267,668

Duke Energy Corp.	303,584	26,985,582

Edison International	150,944	9,518,529

Enel SpA	6,286,224	39,787,498

Eversource Energy	134,832	7,252,613

Exelon Corp.	391,776	15,255,757

Iberdrola SA	4,692,832	52,083,396

NextEra Energy, Inc.	796,272	46,422,658

PG&E Corp.* (a)	1,010,816	16,476,301

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	329

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electric Utilities – (continued)

Southern Co. (The)	429,088	$28,877,622

Xcel Energy, Inc.(a)	217,088	12,866,806
		285,104,273

Energy Equipment & Services – 0.1%

Secure Energy Services, Inc.	232,352	1,288,752

Gas Utilities – 1.1%

AltaGas Ltd.(a)	228,112	4,232,786

APA Group	859,872	4,486,086

Enagas SA(a)	190,800	3,185,466

Keppel Infrastructure Trust	4,748,800	1,525,106

Petronas Gas Bhd.	424,000	1,530,654

Snam SpA	1,662,928	7,610,906
		22,571,004

Ground Transportation – 17.8%

Aurizon Holdings Ltd.(a)	2,266,704	4,908,260

Canadian National Railway Co.(a)	739,456	78,156,225

Canadian Pacific Kansas City Ltd.(a)	1,146,496	81,318,686

Central Japan Railway Co.	1,272,000	28,523,305

CSX Corp.	788,640	23,540,904

East Japan Railway Co.	463,300	24,081,994

GMexico Transportes SAB de CV(a) (b)	1,017,600	2,095,738

Keio Corp.(a)	169,600	5,005,857

Keisei Electric Railway Co. Ltd.	213,500	7,974,971

MTR Corp. Ltd.	1,914,500	7,156,803

Norfolk Southern Corp.	89,040	16,987,942

Odakyu Electric Railway Co. Ltd.(a)	424,000	5,994,150

Rumo SA	1,611,200	7,127,875

Tobu Railway Co. Ltd.(a)	254,400	6,087,659

Union Pacific Corp.	239,984	49,823,078

West Japan Railway Co.	301,800	11,450,644
		360,234,091

Health Care Providers & Services – 3.5%

Acadia Healthcare Co., Inc.*	36,464	2,680,469

Apollo Hospitals Enterprise Ltd.	143,312	8,296,419

Investments	Shares	Value

Health Care Providers & Services – (continued)

Bangkok Dusit Medical Services PCL, NVDR	14,840,000	$10,941,365

Bumrungrad Hospital PCL, NVDR	848,000	6,134,242

Encompass Health Corp.	39,008	2,440,340

HCA Healthcare, Inc.	79,712	18,026,072

IHH Healthcare Bhd.	3,307,200	4,164,802

Life Healthcare Group Holdings Ltd.	1,385,632	1,372,557

Ramsay Health Care Ltd.(a)	230,090	7,091,775

Rede D’Or Sao Luiz SA(b)	1,102,400	4,726,133

Select Medical Holdings Corp.	44,944	1,021,577

Tenet Healthcare Corp.* (a)	39,856	2,140,267

Universal Health Services, Inc., Class B	22,048	2,775,623
		71,811,641

Independent Power and Renewable Electricity Producers – 1.0%

RWE AG	547,808	20,920,464

IT Services – 0.2%

Fastly, Inc., Class A* (a)	47,488	696,649

NEXTDC Ltd.* (a)	399,408	2,971,401
		3,668,050

Media – 4.4%

Charter Communications, Inc., Class A* (a)	40,704	16,395,572

Comcast Corp., Class A	1,619,680	66,876,587

Liberty Broadband Corp., Class C*	49,184	4,097,519

Sirius XM Holdings, Inc.(a)	385,840	1,651,395
		89,021,073

Multi-Utilities – 7.2%

Consolidated Edison, Inc.	135,680	11,911,347

Dominion Energy, Inc.(a)	329,024	13,266,248

Engie SA	1,505,200	23,871,310

National Grid plc	2,985,808	35,455,938

Public Service Enterprise Group, Inc.(a)	195,888	12,076,495

Sempra	247,616	17,340,548

See Accompanying Notes to the Financial Statements.

330	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Multi-Utilities – (continued)

Veolia Environnement SA	829,344	$22,643,007

WEC Energy Group, Inc.	124,656	10,145,752
		146,710,645

Oil, Gas & Consumable Fuels – 7.7%

Antero Midstream Corp.(a)	142,464	1,758,006

DT Midstream, Inc.(a)	38,160	2,059,495

Enbridge, Inc.	1,637,488	52,418,488

Equitrans Midstream Corp.(a)	163,664	1,451,700

Keyera Corp.(a)	185,712	4,314,217

Kinder Morgan, Inc.	776,768	12,583,641

Koninklijke Vopak NV	51,728	1,739,259

New Fortress Energy, Inc.(a)	44,096	1,336,109

ONEOK, Inc.	175,536	11,444,947

Pembina Pipeline Corp.	443,504	13,634,973

Plains GP Holdings LP, Class A	84,800	1,329,664

Targa Resources Corp.	87,344	7,302,832

TC Energy Corp.(a)	832,736	28,648,638

Transneft PJSC (Preference)‡	1,473	—

Williams Cos., Inc. (The)	478,272	16,452,557
		156,474,526

Specialized REITs – 5.0%

American Tower Corp., REIT(a)	183,168	32,638,706

Crown Castle, Inc., REIT(a)	170,448	15,848,255

Digital Realty Trust, Inc., REIT(a)	118,720	14,764,019

Equinix, Inc., REIT	36,781	26,836,889

Keppel DC REIT, REIT	1,017,600	1,255,242

SBA Communications Corp., Class A, REIT(a)	42,400	8,845,912
		100,189,023

Specialty Retail – 0.0%

GNC Holdings, Inc.* ‡	36,294	—

Transportation Infrastructure – 6.4%

Adani Ports & Special Economic Zone Ltd.	979,440	9,231,649

Aena SME SA(b)	90,736	13,115,412

Investments	Shares	Value

Transportation Infrastructure – (continued)

Aeroports de Paris SA	27,984	$3,129,468

Airports of Thailand PCL, NVDR*	5,257,600	9,764,062

Atlas Arteria Ltd.	1,784,192	5,998,501

Auckland International Airport Ltd.	1,488,979	6,356,914

Bangkok Expressway & Metro PCL, NVDR	10,176,000	2,236,639

CCR SA	1,356,800	3,223,173

China Merchants Port Holdings Co. Ltd.	1,696,000	2,156,685

COSCO SHIPPING Ports Ltd.	1,696,000	1,020,903

Flughafen Zurich AG (Registered)	23,744	4,414,576

Gemadept Corp.	339,200	814,605

Getlink SE	399,408	6,431,825

Grupo Aeroportuario del Pacifico SAB de CV, Class B	504,560	5,877,916

Grupo Aeroportuario del Sureste SAB de CV, Class B(a)	224,720	4,836,590

International Container Terminal Services, Inc.	2,170,880	7,697,939

Japan Airport Terminal Co. Ltd.	118,900	5,205,236

Jiangsu Expressway Co. Ltd., Class H	1,696,000	1,543,276

Promotora y Operadora de Infraestructura SAB de CV	233,200	1,906,368

Qube Holdings Ltd.(a)	2,237,872	3,768,977

Santos Brasil Participacoes SA	593,600	871,037

Shenzhen International Holdings Ltd.	1,272,000	837,206

Transurban Group	3,792,256	28,380,611

Westshore Terminals Investment Corp.(a)	41,552	700,091
		129,519,659

Water Utilities – 2.5%

Aguas Andinas SA, Class A	3,533,616	1,027,145

American States Water Co.	14,416	1,125,169

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	331

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Water Utilities – (continued)

American Water Works Co., Inc.	76,320	$8,979,048

Beijing Enterprises Water Group Ltd.	5,088,000	1,072,924

California Water Service Group	22,896	1,114,577

Cia de Saneamento Basico do Estado de Sao Paulo SABESP	424,000	4,907,571

Cia de Saneamento de Minas Gerais Copasa MG	254,400	804,112

Cia de Saneamento do Parana (Preference)	1,102,400	953,096

Essential Utilities, Inc.(a)	95,824	3,206,271

Guangdong Investment Ltd.	3,392,000	2,314,914

Middlesex Water Co.	7,632	484,861

Pennon Group plc	320,544	2,825,825

Severn Trent plc	313,760	10,112,244

SJW Group(a)	11,872	741,763

United Utilities Group plc	831,040	10,719,563
		50,389,083

Wireless Telecommunication Services – 6.1%

KDDI Corp.	1,187,200	35,174,264

SoftBank Corp.	2,204,800	24,822,107

SoftBank Group Corp.(a)	808,700	32,701,501

T-Mobile US, Inc.*	206,912	29,766,360
		122,464,232
Total Common Stocks (Cost $2,132,513,770)		2,006,949,303
	Principal Amount

SECURITIES LENDING REINVESTMENTS – 2.0%(c)

INVESTMENT COMPANIES – 0.6%

BlackRock Liquidity FedFund, Institutional Shares 5.35%, 11/1/2023	$3,000,000	3,000,000

Dreyfus Treasury Obligations Cash Management Fund 5.38%, 11/1/2023	2,000,000	2,000,000

Investments	Principal Amount	Value

INVESTMENT COMPANIES – (continued)

Goldman Sachs Financial Square Government Fund, Institutional Class 5.36%, 11/1/2023	$3,000,000	$3,000,000

Invesco Government & Agency Portfolio, Institutional Shares 5.36%, 11/1/2023	3,000,000	3,000,000
Total Investment Companies (Cost $11,000,000)		11,000,000

REPURCHASE AGREEMENTS – 1.4%

BofA Securities, Inc., 5.77%, dated 10/31/2023, due 1/31/2024, repurchase price $2,029,491, collateralized by various U.S. Treasury Securities, ranging from 0.13% – 6.13%, maturing 7/15/2024 – 11/15/2044; total market value $2,014,128	2,000,000	2,000,000

CF Secured LLC, 5.30%, dated 10/31/2023, due 11/1/2023, repurchase price $1,000,147, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 7.63%, maturing 11/15/2023 – 5/15/2051; total market value $1,008,399	1,000,000	1,000,000

Citigroup Global Markets, Inc., 5.28%, dated 10/31/2023, due 11/1/2023, repurchase price $21,147,464, collateralized by various U.S. Treasury Securities, ranging from 1.50% – 3.88%, maturing 2/15/2025 – 1/31/2027; total market value $21,384,800	21,144,363	21,144,363

See Accompanying Notes to the Financial Statements.

332	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS – (continued)

REPURCHASE AGREEMENTS – (continued)

TD Prime Services LLC, 5.42%, dated 10/31/2023, due 11/1/2023, repurchase price $5,000,753, collateralized by various Common Stocks; total market value $5,537,547	$5,000,000	$5,000,000
Total Repurchase Agreements (Cost $29,144,363)		29,144,363
Total Securities Lending Reinvestments (Cost $40,144,363)		40,144,363
Total Investments – 101.1% (Cost $2,172,658,133)		2,047,093,666

Liabilities in excess of other assets – (1.1%)		(21,912,203)
NET ASSETS – 100.0%		$2,025,181,463

*	Non-income producing security.

‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(a)

The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $185,056,097, collateralized in the form of cash with a value of $40,144,363 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $137,958,979 of collateral in the form of U.S. Government

Treasury Securities, interest rates ranging from 0.00% – 7.63%, and maturity dates ranging from November 15, 2023 – August 15, 2053 and $17,789,760 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 5.75%, and maturity dates ranging from November 13, 2023 – October 22, 2073; a total value of $195,893,102.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2023. The total value of securities purchased was $40,144,363.

Percentages shown are based on Net Assets.

Abbreviations

NVDR – Non-Voting Depositary Receipt

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT – Real Estate Investment Trust

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$123,493,504
Aggregate gross unrealized depreciation	(260,266,307)
Net unrealized depreciation	$(136,772,803)
Federal income tax cost	$2,183,010,473

Futures Contracts

FlexShares® STOXX® Global Broad Infrastructure Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
FTSE 100 Index	41	12/15/2023	GBP	$3,645,786	$(131,863)
S&P 500 E-Mini Index	25	12/15/2023	USD	5,265,312	(298,717)
S&P/TSX 60 Index	35	12/14/2023	CAD	5,723,033	(305,972)
SPI 200 Index	16	12/21/2023	AUD	1,717,863	(112,441)
TOPIX Index	13	12/07/2023	JPY	1,934,828	(71,029)
					$(920,022)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	333

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Forward Foreign Currency Contracts

FlexShares® STOXX® Global Broad Infrastructure Index Fund had the following outstanding contracts as of October 31, 2023:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	2,863,950	Toronto-Dominion Bank (The)	GBP	2,300,000	12/20/2023	$71,922
USD	606,200	Bank of Montreal	JPY	90,000,000	12/20/2023	6,925
Total unrealized appreciation						$78,847
GBP	2,300,000	JPMorgan Chase Bank NA	USD	2,806,849	12/20/2023	$(14,821)
Total unrealized depreciation						$(14,821)
Net unrealized appreciation						$64,026

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

GBP – British Pound

JPY – Japanese Yen

USD – US Dollar

See Accompanying Notes to the Financial Statements.

334	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

FlexShares® STOXX® Global Broad Infrastructure Index invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2023:

Australia	3.0%
Austria	0.1
Belgium	0.0	†
Brazil	1.1
Canada	16.5
Chile	0.1
China	0.6
France	2.8
Germany	6.3
Hong Kong	0.6
India	0.9
Indonesia	0.1
Italy	2.6
Japan	11.8
Malaysia	0.3
Mexico	0.7
Netherlands	0.6
New Zealand	0.5
Philippines	0.4
Portugal	0.0	†
Singapore	0.1
South Africa	0.1
South Korea	0.0	†
Spain	3.9
Switzerland	0.8
Taiwan	0.1
Thailand	1.4
United Kingdom	3.4
United States	40.3
Vietnam	0.0	†
Other[1]	0.9
	100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	99.1%
Securities Lending Reinvestments	2.0
Others(1)	(1.1)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	335

Schedule of Investments

FlexShares® Global Quality Real Estate Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 98.6%

Diversified REITs – 5.1%

Broadstone Net Lease, Inc., REIT(a)	80,496	$1,139,018

Empire State Realty Trust, Inc., Class A, REIT	79,976	647,006

Essential Properties Realty Trust, Inc., REIT(a)	61,880	1,358,266

GPT Group (The), REIT	802,568	1,839,488

H&R REIT, REIT(a)	84,760	520,802

Land Securities Group plc, REIT	296,504	2,047,221

Merlin Properties Socimi SA, REIT	136,760	1,136,205

Mori Trust Reit, Inc., REIT	1,352	657,944

NIPPON REIT Investment Corp., REIT	22	50,699

OUE Commercial REIT, REIT	426,400	73,139

Stockland, REIT	1,011,920	2,268,068

Tokyu REIT, Inc., REIT	520	619,420
		12,357,276

Health Care REITs – 2.1%

Healthpeak Properties, Inc., REIT	227,136	3,531,965

National Health Investors, Inc., REIT	17,992	900,320

Welltower, Inc., REIT	8,632	721,721
		5,154,006

Hotel & Resort REITs – 4.7%

Apple Hospitality REIT, Inc., REIT(a)	90,688	1,421,988

CDL Hospitality Trusts, REIT	821,600	581,696

Covivio Hotels SACA, REIT	6,240	106,520

DiamondRock Hospitality Co., REIT	91,728	709,057

Far East Hospitality Trust, REIT	176,800	76,137

Host Hotels & Resorts, Inc., REIT	299,624	4,638,179

Park Hotels & Resorts, Inc., REIT(a)	92,872	1,070,814

Pebblebrook Hotel Trust, REIT(a)	54,392	648,897

RLJ Lodging Trust, REIT	74,984	704,850

Service Properties Trust, REIT	84,760	614,510

Sunstone Hotel Investors, Inc., REIT	85,176	792,137
		11,364,785

Investments	Shares	Value

Household Durables – 0.4%

Iida Group Holdings Co. Ltd.	62,400	$959,620

Industrial REITs – 8.2%

AIMS APAC REIT, REIT	676,000	592,095

Dream Industrial REIT, REIT(a)	72,860	614,580

First Industrial Realty Trust, Inc., REIT	55,640	2,353,572

Frasers Logistics & Commercial Trust, REIT(b)	1,237,600	939,458

Goodman Group, REIT(a)	26,728	350,979

Granite REIT, REIT(a)	13,000	591,356

LXP Industrial Trust, REIT	118,456	936,987

Mapletree Logistics Trust, REIT	1,453,769	1,559,827

Montea NV, REIT	9,048	637,901

Prologis, Inc., REIT	88,400	8,906,300

STAG Industrial, Inc., REIT	76,544	2,542,792
		20,025,847

Office REITs – 3.1%

COPT Defense Properties, REIT(a)	48,360	1,102,608

Covivio SA, REIT	19,864	848,248

Dexus, REIT(a)	377,208	1,547,614

Equity Commonwealth, REIT	45,344	858,815

Gecina SA, REIT	19,552	1,913,715

Inmobiliaria Colonial Socimi SA, REIT(a)	129,584	724,573

Keppel REIT, REIT	1,144,000	663,830

SL Green Realty Corp., REIT	1	28
		7,659,431

Real Estate Management & Development – 17.6%

Aeon Mall Co. Ltd.	52,000	588,174

Atrium Ljungberg AB, Class B(a)	39,520	606,278

Bukit Sembawang Estates Ltd.	31,200	82,438

Capitaland India Trust	780,000	546,549

City Developments Ltd.	208,000	959,498

CTP NV(b)	57,791	840,531

Daito Trust Construction Co. Ltd.	26,200	2,793,952

Fabege AB(a)	109,408	813,364

Fastighets AB Balder, Class B* (a)	280,488	1,184,699

Grainger plc	305,448	842,849

See Accompanying Notes to the Financial Statements.

336	FLEXSHARES ANNUAL REPORT

FlexShares® Global Quality Real Estate Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

Grand City Properties SA*	52,208	$465,476

Heiwa Real Estate Co. Ltd.(a)	24,900	632,180

Howard Hughes Holdings, Inc.* (a)	5,304	351,814

Hulic Co. Ltd.	166,400	1,512,977

Intershop Holding AG	936	620,194

Isras Investment Co. Ltd.(a)	3,120	527,204

Kerry Properties Ltd.	312,000	524,745

LEG Immobilien SE*	31,096	1,933,981

Lifestyle Communities Ltd.(a)	63,856	629,502

Mitsubishi Estate Co. Ltd.	93,600	1,182,940

Mitsui Fudosan Co. Ltd.	135,200	2,898,705

Mobimo Holding AG (Registered)	2,704	745,788

Nexity SA(a)	24,752	344,826

Nomura Real Estate Holdings, Inc.	47,100	1,090,069

Platzer Fastigheter Holding AB, Class B	5,304	27,772

PSP Swiss Property AG (Registered)	19,240	2,361,527

Shurgard Self Storage Ltd., REIT	16,640	621,049

Sirius Real Estate Ltd.	701,064	678,863

St Joe Co. (The)	15,080	703,331

Sumitomo Realty & Development Co. Ltd.(a)	121,600	3,014,206

Sun Hung Kai Properties Ltd.	616,500	6,330,774

Swire Properties Ltd.	499,200	965,914

TAG Immobilien AG*	73,216	795,949

Tokyo Tatemono Co. Ltd.	83,200	1,092,706

Tokyu Fudosan Holdings Corp.	260,000	1,496,702

Tricon Residential, Inc.(a)	111,800	740,099

UOL Group Ltd.	197,600	850,947

Wihlborgs Fastigheter AB	114,296	738,093
		43,136,665

Residential REITs – 17.3%

American Homes 4 Rent, Class A, REIT	138,112	4,521,787

Apartment Investment and Management Co., Class A, REIT*	82,368	482,676

Investments	Shares	Value

Residential REITs – (continued)

AvalonBay Communities, Inc., REIT	60,112	$9,962,963

Boardwalk REIT, REIT(a)	14,144	659,799

Canadian Apartment Properties REIT, REIT(a)	34,112	1,003,027

Centerspace, REIT(a)	11,128	540,598

Equity Residential, REIT	152,048	8,412,816

Essex Property Trust, Inc., REIT	27,144	5,806,644

InterRent REIT, REIT(a)	60,840	515,381

Killam Apartment REIT, REIT	46,488	524,738

Mid-America Apartment Communities, Inc., REIT	48,880	5,775,172

UDR, Inc., REIT	132,912	4,227,931
		42,433,532

Retail REITs – 19.2%

Acadia Realty Trust, REIT	51,376	735,704

Brixmor Property Group, Inc., REIT	126,256	2,624,862

Carmila SA, REIT*	44,096	616,177

Crombie REIT, REIT(a)	52,624	461,704

CT REIT, REIT(a)	58,136	529,746

Eurocommercial Properties NV, REIT	29,120	622,984

Federal Realty Investment Trust, REIT	12,168	1,109,600

Fortune REIT, REIT	208,000	116,433

Fukuoka REIT Corp., REIT	520	558,988

HMC Capital Ltd., REIT(a)	192,400	517,727

InvenTrust Properties Corp., REIT(a)	32,760	822,276

Kimco Realty Corp., REIT	261,248	4,686,789

Kite Realty Group Trust, REIT(a)	93,704	1,997,769

Klepierre SA, REIT	91,832	2,222,821

Mapletree Pan Asia Commercial Trust, REIT	988,000	959,118

NNN REIT, Inc., REIT	76,128	2,765,730

PARAGON REIT, REIT	915,200	531,064

Phillips Edison & Co., Inc., REIT(a)	50,232	1,773,692

Realty Income Corp., REIT	2,184	103,478

Regency Centers Corp., REIT	64,792	3,904,366

Retail Estates NV, REIT	1,248	75,850

RioCan REIT, REIT(a)	60,840	738,451

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	337

FlexShares® Global Quality Real Estate Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Retail REITs – (continued)

RPT Realty, REIT	69,472	$749,603

Simon Property Group, Inc., REIT	115,128	12,651,416

SITE Centers Corp., REIT	78,104	910,693

SmartCentres REIT, REIT(a)	38,272	592,448

Spirit Realty Capital, Inc., REIT	59,280	2,133,487

Tanger Factory Outlet Centers, Inc., REIT(a)	45,344	1,022,507

Waypoint REIT Ltd., REIT	388,440	521,395
		47,056,878

Specialized REITs – 20.9%

American Tower Corp., REIT	35,984	6,411,989

Crown Castle, Inc., REIT	8,632	802,603

CubeSmart, REIT	94,640	3,226,278

EPR Properties, REIT(a)	31,408	1,341,122

Equinix, Inc., REIT(a)	6,240	4,552,954

Iron Mountain, Inc., REIT(a)	123,656	7,304,360

Keppel DC REIT, REIT	592,800	731,237

Lamar Advertising Co., Class A, REIT	35,672	2,934,735

National Storage REIT, REIT(a)	561,496	711,022

PotlatchDeltic Corp., REIT	33,384	1,430,504

Public Storage, REIT	50,648	12,090,184

Safestore Holdings plc, REIT	90,272	748,710

Weyerhaeuser Co., REIT	308,568	8,852,816
		51,138,514
Total Common Stocks (Cost $283,496,998)		241,286,554

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS – 1.1%(c)

REPURCHASE AGREEMENTS – 1.1%

Citigroup Global Markets, Inc., 5.28%, dated 10/31/2023, due 11/1/2023, repurchase price $2,704,617, collateralized by various U.S. Treasury Securities, ranging from 1.50% – 3.88%, maturing 2/15/2025 – 1/31/2027; total market value $2,734,970 (Cost $2,704,220)	$2,704,220	$2,704,220
Total Investments – 99.7% (Cost $286,201,218)		243,990,774

Other assets less liabilities – 0.3%		682,557
NET ASSETS – 100.0%		$244,673,331

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $27,759,368, collateralized in the form of cash with a value of $2,704,220 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $24,122,125 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.63%, and maturity dates ranging from November 7, 2023 – August 15, 2053 and $1,989,955 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 5.75%, and maturity dates ranging from November 13, 2023 – October 22, 2073; a total value of $28,816,300.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2023. The total value of securities purchased was $2,704,220.

Percentages shown are based on Net Assets.

Abbreviations

REIT – Real Estate Investment Trust

See Accompanying Notes to the Financial Statements.

338	FLEXSHARES ANNUAL REPORT

FlexShares® Global Quality Real Estate Index Fund (cont.)

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,436,752
Aggregate gross unrealized depreciation	(48,702,673)
Net unrealized depreciation	$(43,265,921)
Federal income tax cost	$287,014,870

Futures Contracts

FlexShares® Global Quality Real Estate Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
EURO STOXX 50 Index	9	12/15/2023	EUR	$387,179	$(20,416)
S&P Midcap 400 E-Mini Index	9	12/15/2023	USD	2,137,590	(166,959)
SPI 200 Index	8	12/21/2023	AUD	858,931	(51,556)
TOPIX Mini Index	1	12/07/2023	JPY	14,884	(96)
					$(239,027)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Global Quality Real Estate Index Fund had the following outstanding contracts as of October 31, 2023:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	22,257	Citibank NA	AUD	34,359	12/20/2023	$467
USD	516,801	Citibank NA	CAD	699,270	12/20/2023	12,663
USD	215,786	Toronto-Dominion Bank (The)	EUR	201,355	12/20/2023	2,463
USD	29,391	Citibank NA	ILS	111,846	12/20/2023	1,667
USD	46,440	BNP Paribas SA	SGD	62,894	12/20/2023	434
Total unrealized appreciation						$17,694
CAD	909,000	UBS AG	USD	675,834	12/20/2023	$(20,492)
Total unrealized depreciation						$(20,492)
Net unrealized depreciation						$(2,798)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

ILS – Israeli Shekel

JPY – Japanese Yen

SGD – Singapore Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	339

FlexShares® Global Quality Real Estate Index Fund (cont.)

FlexShares® Global Quality Real Estate Index invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2023:

Australia	3.4%
Belgium	0.5
Canada	3.1
France	2.5
Germany	1.3
Hong Kong	3.2
Israel	0.2
Japan	7.8
Netherlands	0.6
Singapore	3.7
Spain	0.8
Sweden	1.4
Switzerland	1.5
United Kingdom	1.8
United States	66.8
Other[1]	1.4
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	98.6%
Securities Lending Reinvestments	1.1
Others(1)	0.3
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

340	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Real Assets Allocation Index Fund

October 31, 2023

Investments	Shares	Value

EXCHANGE TRADED FUNDS – 100.0%(a)

FlexShares® Global Quality Real Estate Index Fund	58,800	$2,773,255

FlexShares® Morningstar Global Upstream Natural Resources Index Fund	140,568	5,421,708

FlexShares® STOXX® Global Broad Infrastructure Index Fund	174,984	8,376,484
Total Exchange Traded Funds (Cost $20,377,865)		16,571,447

Total Investments – 100.0% (Cost $20,377,865)		16,571,447

Other assets less liabilities – 0.0%(b)		1,104
NET ASSETS – 100.0%		$16,572,551
(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the affiliated Funds.

(b)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(3,832,291)
Net unrealized depreciation	$(3,832,291)
Federal income tax cost	$20,403,738

The underlying index of the FlexShares® Real Assets Allocation Index Fund is comprised of securities of affiliated FlexShares® Funds. The Schedules of Investments of the affiliated FlexShares® Funds are located elsewhere in this Report.

Investment in a company which was affiliated for the period ended October 31, 2023, was as follows:

Security	Value October 31, 2022	Purchases at Cost	Sales Proceeds	Shares October 31, 2023	Value October 31, 2023	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Loss
FlexShares® Global Quality Real Estate Index Fund	$6,766,701	$269,315	$4,098,037	58,800	$2,773,255	$933,648	$109,473	$(1,098,372)
FlexShares® Morningstar Global Upstream Natural Resources Index Fund	7,230,364	2,196,074	3,632,629	140,568	5,421,708	(494,141)	177,825	122,040
FlexShares® STOXX® Global Broad Infrastructure Index Fund	14,861,299	652,994	7,443,537	174,984	8,376,484	1,097,035	245,547	(791,307)
	$28,858,364	$3,118,383	$15,174,203	374,352	$16,571,447	$1,536,542	$532,845	$(1,767,639)

Security Type	% of Net Assets
Exchange Traded Funds	100.0%
Others(1)	0.0 †
100.0%

(1)	Includes any other net assets/(liabilities).
†	Amount represents less than 0.05%.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	341

Schedule of Investments

FlexShares® Quality Dividend Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 99.8%

Aerospace & Defense – 0.7%

Lockheed Martin Corp.	22,620	$10,283,957

Banks – 2.4%

Commerce Bancshares, Inc.(a)	160,728	7,049,530

Cullen/Frost Bankers, Inc.	57,558	5,237,203

JPMorgan Chase & Co.	56,472	7,852,996

Popular, Inc.	120,546	7,840,312

Zions Bancorp NA(a)	231,318	7,136,160
		35,116,201

Beverages – 1.7%

Coca-Cola Co. (The)	411,594	23,250,945

PepsiCo, Inc.	7,602	1,241,255
		24,492,200

Biotechnology – 5.1%

AbbVie, Inc.	229,146	32,350,832

Amgen, Inc.	97,740	24,992,118

Gilead Sciences, Inc.	232,404	18,253,010
		75,595,960

Broadline Retail – 0.5%

Dillard’s, Inc., Class A(a)	7,602	2,360,041

eBay, Inc.	109,686	4,302,982
		6,663,023

Building Products – 0.9%

Advanced Drainage Systems, Inc.(a)	65,160	6,961,043

Fortune Brands Innovations, Inc.(a)	122,718	6,847,664
		13,808,707

Capital Markets – 3.4%

Bank of New York Mellon Corp. (The)	201,996	8,584,830

BlackRock, Inc.(a)	27,995	17,140,779

Jefferies Financial Group, Inc.	200,910	6,465,284

Lazard Ltd., Class A	105,342	2,925,347

Moelis & Co., Class A(a)	179,190	7,461,471

Investments	Shares	Value

Capital Markets – (continued)

State Street Corp.	124,890	$8,071,641
		50,649,352

Chemicals – 1.1%

CF Industries Holdings, Inc.	19,548	1,559,540

LyondellBasell Industries NV, Class A	83,622	7,546,049

Mosaic Co. (The)	78,192	2,539,676

Olin Corp.	122,718	5,242,513
		16,887,778

Commercial Services & Supplies – 0.3%

Cintas Corp.(a)	8,688	4,405,859

Communications Equipment – 2.7%

Cisco Systems, Inc.	755,856	39,402,773

Construction Materials – 0.1%

Eagle Materials, Inc.	5,430	835,731

Consumer Finance – 0.7%

Ally Financial, Inc.(a)	201,996	4,886,283

OneMain Holdings, Inc.	145,524	5,228,677
		10,114,960

Consumer Staples Distribution & Retail – 0.2%

Costco Wholesale Corp.	2,172	1,199,900

Walmart, Inc.	6,516	1,064,779
		2,264,679

Containers & Packaging – 0.6%

Packaging Corp. of America(a)	56,472	8,643,040

Distributors – 0.5%

Pool Corp.(a)	22,806	7,201,451

Diversified Telecommunication Services – 0.4%

Iridium Communications, Inc.	165,072	6,115,918

Electric Utilities – 1.4%

Evergy, Inc.	130,320	6,403,925

Hawaiian Electric Industries, Inc.	604,902	7,851,628

See Accompanying Notes to the Financial Statements.

342	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electric Utilities – (continued)

OGE Energy Corp.(a)	204,168	$6,982,545
		21,238,098

Entertainment – 1.2%

Electronic Arts, Inc.	76,020	9,410,516

Warner Music Group Corp., Class A	245,436	7,682,147
		17,092,663

Financial Services – 2.3%

Fidelity National Information Services, Inc.	161,814	7,946,685

Mastercard, Inc., Class A	10,988	4,135,334

Radian Group, Inc.(a)	301,908	7,650,349

Visa, Inc., Class A(a)	27,150	6,382,965

Western Union Co. (The)	683,094	7,712,131
		33,827,464

Gas Utilities – 0.5%

UGI Corp.	336,660	7,002,528

Ground Transportation – 2.0%

Old Dominion Freight Line, Inc.	22,806	8,590,108

Union Pacific Corp.	104,256	21,644,588
		30,234,696

Health Care Equipment & Supplies – 1.4%

Abbott Laboratories	219,372	20,741,623

Health Care Providers & Services – 1.1%

Cigna Group (The)	5,430	1,678,956

McKesson Corp.	10,860	4,945,209

UnitedHealth Group, Inc.	18,678	10,003,190
		16,627,355

Health Care REITs – 0.4%

Healthpeak Properties, Inc., REIT	413,766	6,434,061

Hotel & Resort REITs – 1.0%

Apple Hospitality REIT, Inc., REIT(a)	444,174	6,964,648

Investments	Shares	Value

Hotel & Resort REITs – (continued)

Host Hotels & Resorts, Inc., REIT(a)	458,292	$7,094,360
		14,059,008

Hotels, Restaurants & Leisure – 1.1%

Boyd Gaming Corp.	18,462	1,020,026

Domino’s Pizza, Inc.	4,344	1,472,573

Marriott International, Inc., Class A	3,258	614,328

Starbucks Corp.	144,438	13,322,961
		16,429,888

Household Products – 3.6%

Colgate-Palmolive Co.	31,494	2,365,829

Procter & Gamble Co. (The)	343,176	51,486,696
		53,852,525

Industrial Conglomerates – 0.3%

Honeywell International, Inc.	26,064	4,776,489

Insurance – 4.6%

Aflac, Inc.	123,804	9,670,330

Allstate Corp. (The)	64,074	8,209,802

First American Financial Corp.	135,750	6,982,980

Lincoln National Corp.	223,716	4,870,297

MetLife, Inc.	131,406	7,885,674

Old Republic International Corp.	296,478	8,117,568

Principal Financial Group, Inc.(a)	90,138	6,100,540

Prudential Financial, Inc.	86,880	7,944,307

Willis Towers Watson plc	35,838	8,453,826
		68,235,324

IT Services – 2.7%

Accenture plc, Class A	106,428	31,618,695

Cognizant Technology Solutions Corp., Class A	132,492	8,541,759
		40,160,454

Machinery – 1.5%

Caterpillar, Inc.	10,860	2,454,903

Illinois Tool Works, Inc.	55,386	12,413,110

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	343

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Snap-on, Inc.	30,408	$7,843,440
		22,711,453

Media – 3.0%

Comcast Corp., Class A	318,198	13,138,395

Fox Corp., Class A	21,720	660,071

New York Times Co. (The), Class A	188,964	7,617,139

Nexstar Media Group, Inc., Class A(a)	49,956	6,997,836

Omnicom Group, Inc.	103,170	7,728,465

Sirius XM Holdings, Inc.(a)	435,486	1,863,880

TEGNA, Inc.(a)	484,356	7,028,006
		45,033,792

Metals & Mining – 1.8%

Nucor Corp.	55,386	8,185,497

Reliance Steel & Aluminum Co.	30,408	7,735,187

Southern Copper Corp.(a)	102,084	7,237,755

Steel Dynamics, Inc.(a)	26,064	2,776,077
		25,934,516

Mortgage Real Estate Investment Trusts (REITs) – 1.4%

AGNC Investment Corp.(a)	842,736	6,219,392

Rithm Capital Corp.(a)	829,704	7,741,138

Starwood Property Trust, Inc.(a)	403,992	7,170,858
		21,131,388

Multi-Utilities – 0.6%

Public Service Enterprise Group, Inc.(a)	137,922	8,502,891

Oil, Gas & Consumable Fuels – 3.3%

Chevron Corp.	35,838	5,222,672

ConocoPhillips	7,602	903,118

Exxon Mobil Corp.(a)	94,482	10,000,920

Marathon Petroleum Corp.	74,934	11,333,767

Peabody Energy Corp.(a)	352,950	8,326,090

Pioneer Natural Resources Co.	10,860	2,595,540

Range Resources Corp.(a)	249,780	8,952,115

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Valero Energy Corp.(a)	5,430	$689,610
		48,023,832

Pharmaceuticals – 3.5%

Bristol-Myers Squibb Co.	388,788	20,034,246

Eli Lilly & Co.	15,507	8,589,793

Johnson & Johnson	49,956	7,410,473

Merck & Co., Inc.	23,892	2,453,708

Pfizer, Inc.	7,602	232,316

Zoetis, Inc., Class A	85,794	13,469,658
		52,190,194

Professional Services – 2.7%

Automatic Data Processing, Inc.	77,106	16,826,071

Paychex, Inc.	77,106	8,562,621

Paycom Software, Inc.	28,236	6,916,973

Robert Half, Inc.	107,514	8,038,822
		40,344,487

Residential REITs – 2.4%

AvalonBay Communities, Inc., REIT	48,870	8,099,714

Camden Property Trust, REIT	66,246	5,622,960

Equity Residential, REIT	137,922	7,631,224

Mid-America Apartment Communities, Inc., REIT	57,558	6,800,478

UDR, Inc., REIT	217,200	6,909,132
		35,063,508

Retail REITs – 0.2%

Brixmor Property Group, Inc., REIT(a)	111,858	2,325,528

Semiconductors & Semiconductor Equipment – 9.0%

Broadcom, Inc.	76,020	63,960,948

KLA Corp.(a)	24,978	11,732,167

Lam Research Corp.	10,860	6,388,069

Microchip Technology, Inc.(a)	108,600	7,742,094

NVIDIA Corp.	74,934	30,558,085

Skyworks Solutions, Inc.	78,192	6,782,374

Teradyne, Inc.(a)	76,020	6,330,185
		133,493,922

See Accompanying Notes to the Financial Statements.

344	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – 7.4%

Bentley Systems, Inc., Class B(a)	175,932	$8,557,333

Dolby Laboratories, Inc., Class A	19,548	1,582,215

Intuit, Inc.	14,981	7,414,846

Microsoft Corp.	272,586	92,164,052
		109,718,446

Specialized REITs – 1.4%

CubeSmart, REIT	150,954	5,146,022

Public Storage, REIT(a)	33,666	8,036,411

Weyerhaeuser Co., REIT	267,156	7,664,705
		20,847,138

Specialty Retail – 3.9%

Best Buy Co., Inc.(a)	106,428	7,111,519

Home Depot, Inc. (The)	84,708	24,115,520

Lowe’s Cos., Inc.	92,310	17,591,517

Williams-Sonoma, Inc.(a)	62,988	9,463,317
		58,281,873

Technology Hardware, Storage & Peripherals – 9.3%

Apple, Inc.	802,554	137,052,147

Textiles, Apparel & Luxury Goods – 2.0%

NIKE, Inc., Class B	228,060	23,437,726

Tapestry, Inc.	231,318	6,375,124
		29,812,850

Tobacco – 0.9%

Altria Group, Inc.(a)	332,316	13,349,134

Trading Companies & Distributors – 0.6%

Fastenal Co.	153,126	8,933,371
Total Common Stocks (Cost $1,330,163,281)		1,475,944,235

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS – 8.8%(b)

CERTIFICATES OF DEPOSIT – 2.3%

Barclays Bank plc, New York (SOFR + 0.32%), 5.48%, 11/24/2023(c)	$2,000,000	$2,000,186

Citibank NA, New York (SOFR + 0.40%), 5.62%, 12/15/2023(c)	3,000,000	3,000,324

Credit Industriel et Commercial, London 5.69%, 1/16/2024	2,000,000	1,976,180

Mizuho Bank Ltd., New York (SOFR + 0.40%), 5.71%, 3/12/2024(c)	2,000,000	2,000,576

MUFG Bank Ltd., London Branch 5.63%, 11/27/2023	2,000,000	2,000,000

National Westminster Bank PLC 5.88%, 5/2/2024	2,000,000	2,001,340

Nordea Bank Abp, New York Branch (SOFR + 0.47%), 5.78%, 4/26/2024(c)	2,000,000	2,001,552

Oversea-Chinese Banking Corp. Ltd., New York (SOFR + 0.37%), 5.68%, 11/16/2023(c)	2,000,000	2,000,000

Royal Bank of Canada, New York (SOFR + 0.53%), 5.84%, 5/23/2024(c)	2,000,000	2,001,808

Sumitomo Mitsui Trust Bank Ltd., New York (SOFR + 0.23%), 5.54%, 11/22/2023(c)	3,000,000	3,000,000

Svenska Handelsbanken, New York 5.80%, 4/4/2024	1,000,000	999,882
(SOFR + 0.33%), 5.64%, 4/4/2024(c)	1,000,000	999,870

The Sumitomo Bank Ltd., New York (SOFR + 0.47%), 5.60%, 1/9/2024(c)	2,000,000	2,001,226

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	345

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS – (continued)

CERTIFICATES OF DEPOSIT – (continued)

Toronto-Dominion Bank, New York 5.64%, 2/28/2024	$1,000,000	$1,000,000
(US Federal Funds Effective Rate (continuous series) + 0.61%), 5.94%, 7/26/2024(c)	2,000,000	2,000,996

Wells Fargo Bank (San Francisco) NA (SOFR + 0.37%), 5.62%, 12/12/2023(c)	3,000,000	3,000,218
Total Certificates of Deposit (Cost $31,978,200)		31,984,158

COMMERCIAL PAPER – 0.1%(c)

Bank of Montreal, Montreal (SOFR + 0.35%), 5.66%, 11/9/2023 (Cost $2,000,000)	2,000,000	2,000,000

INVESTMENT COMPANIES – 1.2%

Dreyfus Treasury Obligations Cash Management Fund 5.38%, 11/1/2023	7,000,000	7,000,000
Goldman Sachs Financial Square Government Fund, Institutional Class 5.36%, 11/1/2023	3,000,000	3,000,000
Invesco Government & Agency Portfolio, Institutional Shares 5.36%, 11/1/2023	4,000,000	4,000,000

Morgan Stanley Institutional Liquidity Fund – Government Portfolio 5.35%, 11/1/2023	4,000,000	4,000,000
Total Investment Companies (Cost $18,000,000)		18,000,000

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – 5.2%
BofA Securities, Inc., 5.77%, dated 10/31/2023, due 1/31/2024, repurchase price $8,117,964, collateralized by various U.S. Treasury Securities, ranging from 0.13% – 6.13%, maturing 7/15/2024 – 11/15/2044; total market value $8,056,513	$8,000,000	$8,000,000
CF Secured LLC, 5.30%, dated 10/31/2023, due 11/1/2023, repurchase price $10,001,472, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 7.63%, maturing 11/15/2023 – 5/15/2051; total market value $10,083,993	10,000,000	10,000,000
Citigroup Global Markets, Inc., 5.28%, dated 10/31/2023, due 11/1/2023, repurchase price $9,467,085, collateralized by various U.S. Treasury Securities, ranging from 1.50% – 3.88%, maturing 2/15/2025 – 1/31/2027; total market value $9,573,333	9,465,697	9,465,697

See Accompanying Notes to the Financial Statements.

346	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS – (continued)

REPURCHASE AGREEMENTS – (continued)
MetLife, Inc., 5.32%, dated 10/31/2023, due 11/1/2023, repurchase price $40,005,911, collateralized by various U.S. Treasury Securities, 0.00%, maturing 8/15/2041 – 11/15/2050; total market value $40,288,616	$40,000,000	$40,000,000

TD Prime Services LLC, 5.42%, dated 10/31/2023, due 11/1/2023, repurchase price $10,001,506, collateralized by various Common Stocks; total market value $11,075,095	10,000,000	10,000,000
Total Repurchase Agreements (Cost $77,465,697)		77,465,697
Total Securities Lending Reinvestments (Cost $129,443,897)		129,449,855
Total Investments – 108.6% (Cost $1,459,607,178)		1,605,394,090

Liabilities in excess of other assets – (8.6%)		(127,121,274)
NET ASSETS – 100.0%		$1,478,272,816
(a)

The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $149,621,313, collateralized in the form of cash with a value of $129,448,662 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $19,196,387 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.63%, and maturity dates ranging from November 7, 2023 – August 15, 2053 and $2,514,864 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 4.25%, and maturity dates ranging from November 13, 2023 – October 22, 2071; a total value of $151,159,913.

(b)	The security was purchased with cash collateral held from securities on loan at October 31, 2023. The total value of securities purchased was $129,449,855.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2023.

Percentages shown are based on Net Assets.

Abbreviations

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$236,307,150
Aggregate gross unrealized depreciation	(91,217,525)
Net unrealized appreciation	$145,089,625
Federal income tax cost	$1,460,249,358

Futures Contracts

FlexShares® Quality Dividend Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
S&P 500 E-Mini Index	9	12/15/2023	USD	$1,895,513	$(37,517)
S&P Midcap 400 E-Mini Index	2	12/15/2023	USD	475,020	(17,590)
					$(55,107)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	347

FlexShares® Quality Dividend Index Fund (cont.)

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	99.8%
Securities Lending Reinvestments	8.8
Others(1)	(8.6)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

348	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Quality Dividend Defensive Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 99.5%

Aerospace & Defense – 1.3%

Lockheed Martin Corp.	8,695	$3,953,095

Air Freight & Logistics – 1.0%

CH Robinson Worldwide, Inc.(a)	18,095	1,480,714

Expeditors International of Washington, Inc.	14,805	1,617,446
		3,098,160

Banks – 4.6%

Columbia Banking System, Inc.	85,305	1,677,949

Commerce Bancshares, Inc.(a)	33,370	1,463,608

Cullen/Frost Bankers, Inc.	17,625	1,603,699

Glacier Bancorp, Inc.(a)	54,520	1,645,959

JPMorgan Chase & Co.	11,985	1,666,634

Popular, Inc.	25,145	1,635,431

UMB Financial Corp.	25,380	1,591,834

United Bankshares, Inc.(a)	54,990	1,563,915

Zions Bancorp NA(a)	48,175	1,486,199
		14,335,228

Beverages – 2.9%

Coca-Cola Co. (The)	152,280	8,602,297

PepsiCo, Inc.	2,585	422,079
		9,024,376

Biotechnology – 5.4%

AbbVie, Inc.	57,105	8,062,084

Amgen, Inc.	19,505	4,987,429

Gilead Sciences, Inc.	48,645	3,820,578
		16,870,091

Broadline Retail – 0.5%

Dillard’s, Inc., Class A(a)	2,585	802,513

eBay, Inc.	23,735	931,124
		1,733,637

Building Products – 0.3%

Masco Corp.	18,800	979,292

Capital Markets – 1.1%

Bank of New York Mellon Corp. (The)	43,240	1,837,700

Investments	Shares	Value

Capital Markets – (continued)

Moelis & Co., Class A(a)	37,130	$1,546,093
		3,383,793

Chemicals – 0.8%

LyondellBasell Industries NV, Class A	15,980	1,442,035

Olin Corp.	25,145	1,074,195
		2,516,230

Commercial Services & Supplies – 0.5%

Rollins, Inc.	39,480	1,484,843

Communications Equipment – 2.6%

Cisco Systems, Inc.	158,625	8,269,121

Consumer Staples Distribution & Retail – 0.1%

Costco Wholesale Corp.	470	259,647

Walmart, Inc.	1,410	230,408
		490,055

Containers & Packaging – 0.6%

Packaging Corp. of America	11,985	1,834,304

Diversified Consumer Services – 0.5%

H&R Block, Inc.(a)	42,065	1,726,768

Diversified Telecommunication Services – 0.4%

Iridium Communications, Inc.	32,195	1,192,825

Electric Utilities – 3.2%

Constellation Energy Corp.	17,860	2,016,751

Evergy, Inc.	27,260	1,339,556

Exelon Corp.	44,415	1,729,520

Hawaiian Electric Industries, Inc.	125,960	1,634,961

OGE Energy Corp.(a)	49,820	1,703,844

PPL Corp.	70,500	1,732,185
		10,156,817

Entertainment – 1.1%

Electronic Arts, Inc.	15,745	1,949,074

Warner Music Group Corp., Class A(a)	47,235	1,478,455
		3,427,529

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	349

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Financial Services – 2.2%

Fidelity National Information Services, Inc.	33,840	$1,661,882

Mastercard, Inc., Class A	2,350	884,423

Radian Group, Inc.(a)	62,745	1,589,958

Visa, Inc., Class A(a)	5,640	1,325,964

Western Union Co. (The)	140,295	1,583,931
		7,046,158

Food Products – 0.9%

General Mills, Inc.	23,030	1,502,477

Kellogg Co.(a)	28,670	1,446,975
		2,949,452

Gas Utilities – 0.4%

ONE Gas, Inc.(a)	18,565	1,121,326

Ground Transportation – 0.6%

Old Dominion Freight Line, Inc.	4,700	1,770,302

Health Care Equipment & Supplies – 2.0%

Abbott Laboratories	67,445	6,376,925

Health Care Providers & Services – 4.4%

Cardinal Health, Inc.	20,210	1,839,110

Cencora, Inc.(a)	10,340	1,914,451

Chemed Corp.(a)	3,290	1,851,119

Cigna Group (The)	11,515	3,560,438

McKesson Corp.	5,170	2,354,211

UnitedHealth Group, Inc.	3,995	2,139,562
		13,658,891

Health Care REITs – 0.4%

Healthpeak Properties, Inc., REIT	85,070	1,322,838

Hotels, Restaurants & Leisure – 3.6%

Domino’s Pizza, Inc.	4,465	1,513,590

McDonald’s Corp.	21,855	5,729,726

Starbucks Corp.	44,650	4,118,516
		11,361,832

Household Products – 4.2%

Clorox Co. (The)	11,750	1,382,975

Kimberly-Clark Corp.	7,520	899,693

Procter & Gamble Co. (The)	71,910	10,788,657
		13,071,325

Investments	Shares	Value

Independent Power and Renewable Electricity Producers – 0.5%

Clearway Energy, Inc., Class C	68,855	$1,494,842

Industrial Conglomerates – 0.8%

Honeywell International, Inc.	13,630	2,497,834

Insurance – 4.0%

Aflac, Inc.	26,320	2,055,855

Allstate Corp. (The)	13,395	1,716,301

American Financial Group, Inc.	14,805	1,619,075

Loews Corp.	27,965	1,790,040

MetLife, Inc.	27,025	1,621,770

Old Republic International Corp.	62,040	1,698,655

Willis Towers Watson plc	8,930	2,106,498
		12,608,194

IT Services – 1.1%

Amdocs Ltd.	19,740	1,582,358

Cognizant Technology Solutions Corp., Class A	27,730	1,787,753
		3,370,111

Machinery – 1.4%

Illinois Tool Works, Inc.	11,750	2,633,410

Otis Worldwide Corp.	21,855	1,687,425
		4,320,835

Media – 3.1%

Comcast Corp., Class A	67,680	2,794,507

Fox Corp., Class A	10,575	321,374

New York Times Co. (The), Class A	39,715	1,600,912

Nexstar Media Group, Inc., Class A(a)	10,340	1,448,427

Omnicom Group, Inc.	21,855	1,637,158

Sirius XM Holdings, Inc.(a)	91,885	393,268

TEGNA, Inc.(a)	99,875	1,449,186
		9,644,832

Metals & Mining – 1.0%

Reliance Steel & Aluminum Co.	6,345	1,614,041

Southern Copper Corp.	21,385	1,516,197
		3,130,238

See Accompanying Notes to the Financial Statements.

350	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Mortgage Real Estate Investment Trusts (REITs) – 0.8%

AGNC Investment Corp.(a)	172,960	$1,276,445

Starwood Property Trust, Inc.(a)	70,500	1,251,375
		2,527,820

Multi-Utilities – 1.4%

Consolidated Edison, Inc.	21,150	1,856,758

Dominion Energy, Inc.	13,630	549,562

Public Service Enterprise Group, Inc.	30,785	1,897,895
		4,304,215

Oil, Gas & Consumable Fuels – 1.4%

Chevron Corp.(a)	7,285	1,061,643

Coterra Energy, Inc.	10,105	277,887

CVR Energy, Inc.(a)	7,285	238,584

Exxon Mobil Corp.	22,560	2,387,976

Pioneer Natural Resources Co.	1,410	336,990
		4,303,080

Pharmaceuticals – 3.9%

Bristol-Myers Squibb Co.	81,075	4,177,795

Eli Lilly & Co.	7,990	4,425,901

Johnson & Johnson	16,685	2,475,053

Merck & Co., Inc.	6,110	627,497

Pfizer, Inc.	1,410	43,089

Zoetis, Inc., Class A	2,585	405,845
		12,155,180

Professional Services – 2.3%

Automatic Data Processing, Inc.	15,980	3,487,156

Paychex, Inc.	15,980	1,774,579

Verisk Analytics, Inc., Class A	8,225	1,870,036
		7,131,771

Residential REITs – 3.1%

American Homes 4 Rent, Class A, REIT	49,820	1,631,107

AvalonBay Communities, Inc., REIT	4,935	817,927

Camden Property Trust, REIT	13,630	1,156,914

Equity Residential, REIT	28,435	1,573,309

Essex Property Trust, Inc., REIT	7,520	1,608,678

Investments	Shares	Value

Residential REITs – (continued)

Mid-America Apartment Communities, Inc., REIT	12,220	$1,443,793

UDR, Inc., REIT(a)	45,120	1,435,267
		9,666,995

Semiconductors & Semiconductor Equipment – 6.3%

Broadcom, Inc.	15,980	13,445,093

NVIDIA Corp.	15,745	6,420,811
		19,865,904

Software – 7.4%

Bentley Systems, Inc., Class B(a)	37,130	1,806,003

Dolby Laboratories, Inc., Class A	4,465	361,397

Intuit, Inc.	3,525	1,744,699

Microsoft Corp.	56,635	19,148,860
		23,060,959

Specialized REITs – 0.9%

CubeSmart, REIT	35,720	1,217,695

Public Storage, REIT	7,285	1,739,002
		2,956,697

Specialty Retail – 4.7%

Best Buy Co., Inc.	19,035	1,271,919

Home Depot, Inc. (The)	32,195	9,165,594

Lowe’s Cos., Inc.	7,520	1,433,086

Murphy USA, Inc.	4,465	1,619,411

Williams-Sonoma, Inc.(a)	8,695	1,306,337
		14,796,347

Technology Hardware, Storage & Peripherals – 7.8%

Apple, Inc.	142,880	24,399,618

Tobacco – 0.9%

Altria Group, Inc.	69,090	2,775,345

Trading Companies & Distributors – 1.1%

Fastenal Co.	33,135	1,933,096

MSC Industrial Direct Co., Inc., Class A(a)	16,685	1,580,904
		3,514,000
Total Common Stocks (Cost $287,654,026)		311,680,030

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	351

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS – 6.0%(b)

INVESTMENT COMPANIES – 0.3%

Dreyfus Treasury Obligations Cash Management Fund 5.38%, 11/1/2023 (Cost $1,000,000)	$1,000,000	$1,000,000

REPURCHASE AGREEMENTS – 5.7%

BofA Securities, Inc., 5.77%, dated 10/31/2023, due 1/31/2024, repurchase price $1,014,746, collateralized by various U.S. Treasury Securities, ranging from 0.13% – 6.13%, maturing 7/15/2024 – 11/15/2044; total market value $1,007,064	1,000,000	1,000,000

CF Secured LLC, 5.30%, dated 10/31/2023, due 11/1/2023, repurchase price $5,000,736, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 7.63%, maturing 11/15/2023 – 5/15/2051; total market value $5,041,997	5,000,000	5,000,000

Citigroup Global Markets, Inc., 5.28%, dated 10/31/2023, due 11/1/2023, repurchase price $7,784,824, collateralized by various U.S. Treasury Securities, ranging from 1.50% – 3.88%, maturing 2/15/2025 – 1/31/2027; total market value $7,872,192	7,783,683	7,783,683

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

TD Prime Services LLC, 5.42%, dated 10/31/2023, due 11/1/2023, repurchase price $4,000,602, collateralized by various Common Stocks; total market value $4,430,038	$4,000,000	$4,000,000
Total Repurchase Agreements (Cost $17,783,683)		17,783,683
Total Securities Lending Reinvestments (Cost $18,783,683)		18,783,683
Total Investments – 105.5% (Cost $306,437,709)		330,463,713

Liabilities in excess of other assets – (5.5%)		(17,232,615)
NET ASSETS – 100.0%		$313,231,098

(a)

The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $26,472,637, collateralized in the form of cash with a value of $18,783,683 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $6,786,441 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.63%, and maturity dates ranging from November 7, 2023 – August 15, 2053 and $1,595,285 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 4.50%, and maturity dates ranging from November 13, 2023 – October 22, 2071; a total value of $27,165,409.

(b)	The security was purchased with cash collateral held from securities on loan at October 31, 2023. The total value of securities purchased was $18,783,683.

Percentages shown are based on Net Assets.

Abbreviations

REIT – Real Estate Investment Trust

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$42,388,210
Aggregate gross unrealized depreciation	(18,364,097)
Net unrealized appreciation	$24,024,113
Federal income tax cost	$306,369,017

See Accompanying Notes to the Financial Statements.

352	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Futures Contracts

FlexShares® Quality Dividend Defensive Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
S&P 500 E-Mini Index	7	12/15/2023	USD	$1,474,288	$(70,583)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Common Stocks	99.5%
Securities Lending Reinvestments	6.0
Others(1)	(5.5)
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	353

Schedule of Investments

FlexShares® International Quality Dividend Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 98.2%

Air Freight & Logistics – 0.1%

SG Holdings Co. Ltd.	39,700	$558,885

Automobile Components – 0.2%

Fuyao Glass Industry Group Co. Ltd., Class H(a)	243,600	1,109,877

Automobiles – 2.7%

Dr Ing hc F Porsche AG (Preference)(b)	36,873	3,216,977

Isuzu Motors Ltd.	337,400	3,699,381

Mercedes-Benz Group AG	87,483	5,125,586

Subaru Corp.	31,700	535,747

Yadea Group Holdings Ltd.(a)	482,000	880,888
		13,458,579

Banks – 12.0%

Akbank TAS	256,906	267,505

Banco del Bajio SA(a)	1,253,200	3,830,476

Bank of Montreal	27,474	2,073,834

Barclays plc	1,985,117	3,170,034

BOC Hong Kong Holdings Ltd.	964,000	2,550,265

China Construction Bank Corp., Class H	4,820,000	2,735,066

China Merchants Bank Co. Ltd., Class H	677,000	2,578,355

FinecoBank Banca Fineco SpA	230,878	2,712,483

First Abu Dhabi Bank PJSC	586,353	2,024,219

HSBC Holdings plc	102,666	737,888

Industrial & Commercial Bank of China Ltd., Class H	4,097,000	1,968,755

Japan Post Bank Co. Ltd.	168,700	1,558,953

KBC Group NV	62,419	3,424,200

Mitsubishi UFJ Financial Group, Inc.	289,200	2,400,372

Nordea Bank Abp	309,685	3,251,337

Royal Bank of Canada	152,071	12,132,817

Sberbank of Russia PJSC‡	1,227,390	—

Skandinaviska Enskilda Banken AB, Class A	349,209	3,885,084

Investments	Shares	Value

Banks – (continued)

Sumitomo Mitsui Financial Group, Inc.	58,100	$2,769,864

Swedbank AB, Class A	216,177	3,535,987

Toronto-Dominion Bank (The)	5,302	295,835

Yapi ve Kredi Bankasi A/S	2,895,374	1,764,277
		59,667,606

Beverages – 0.8%

Arca Continental SAB de CV	385,600	3,453,163

Nongfu Spring Co. Ltd., Class H(b)(c)	76,600	436,128
		3,889,291

Broadline Retail – 0.2%

B&M European Value Retail SA	49,405	317,018

Next plc	8,676	724,740
		1,041,758

Building Products – 0.4%

Geberit AG (Registered)	4,338	2,010,624

Capital Markets – 4.9%

3i Group plc	147,251	3,456,598

Brookfield Asset Management Ltd., Class A	42,175	1,207,604

China Galaxy Securities Co. Ltd., Class H	6,748,000	3,449,633

Hong Kong Exchanges & Clearing Ltd.	2,700	94,893

Japan Exchange Group, Inc.	106,900	2,092,542

Julius Baer Group Ltd.	42,175	2,484,017

Macquarie Korea Infrastructure Fund	392,348	3,491,928

Moscow Exchange MICEX-RTS PJSC‡	775,590	—

Partners Group Holding AG	4,097	4,307,466

Samsung Securities Co. Ltd.	140,985	3,684,996
		24,269,677

Chemicals – 2.9%

Fertiglobe plc	3,852,144	3,366,562

Nissan Chemical Corp.	10,400	418,555

See Accompanying Notes to the Financial Statements.

354	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Nitto Denko Corp.(c)	17,300	$1,106,117

Sahara International Petrochemical Co.	170,146	1,462,632

Shin-Etsu Chemical Co. Ltd.	120,500	3,555,046

Wacker Chemie AG	6,989	853,242

Yara International ASA	107,727	3,519,639
		14,281,793

Consumer Staples Distribution & Retail – 0.4%

Coles Group Ltd.	217,382	2,101,693

Kesko OYJ, Class B	1,928	32,535
		2,134,228

Diversified REITs – 0.5%

Stockland, REIT	1,183,551	2,652,753

Diversified Telecommunication Services – 1.8%

Elisa OYJ	6,748	285,876

Koninklijke KPN NV	698,418	2,343,873

Spark New Zealand Ltd.	67,962	196,465

Swisscom AG (Registered)	3,856	2,304,999

Telstra Group Ltd.	1,609,398	3,882,353
		9,013,566

Electric Utilities – 1.3%

Fortum OYJ(c)	238,590	2,824,524

Origin Energy Ltd.	548,275	3,169,391

Power Grid Corp. of India Ltd.	256,748	623,377
		6,617,292

Electrical Equipment – 0.0%(d)

Voltronic Power Technology Corp.	4,839	193,202

Electronic Equipment, Instruments & Components – 0.1%

Largan Precision Co. Ltd.	4,000	255,280

Shimadzu Corp.	13,200	308,983
		564,263

Entertainment – 1.0%

Capcom Co. Ltd.(c)	10,400	332,303

Nintendo Co. Ltd.	115,300	4,736,249
		5,068,552

Investments	Shares	Value

Financial Services – 3.0%

Banca Mediolanum SpA	434,764	$3,541,258

FirstRand Ltd.	60,250	197,460

ORIX Corp.	187,000	3,352,405

Power Finance Corp. Ltd.	1,136,618	3,366,493

REC Ltd.	1,368,880	4,728,511
		15,186,127

Food Products – 3.2%

China Feihe Ltd.(a)	3,374,000	2,095,652

Nestle SA (Registered)	89,893	9,686,179

Uni-President China Holdings Ltd.	4,338,000	2,954,981

Want Want China Holdings Ltd.	1,928,000	1,197,516
		15,934,328

Gas Utilities – 0.9%

Kunlun Energy Co. Ltd.	682,000	568,290

Naturgy Energy Group SA(c)	132,068	3,727,210
		4,295,500

Ground Transportation – 0.0%(d)

Canadian National Railway Co.	1,446	152,834

Health Care Equipment & Supplies – 0.3%

Hoya Corp.	13,400	1,268,375

Health Care Providers & Services – 0.0%(d)

Sonic Healthcare Ltd.	11,327	206,186

Hotels, Restaurants & Leisure – 1.1%

InterContinental Hotels Group plc	25,546	1,801,030

OPAP SA	227,263	3,843,472
		5,644,502

Household Durables – 0.6%

Nien Made Enterprise Co. Ltd.	326,000	2,874,549

Household Products – 0.4%

Unilever Indonesia Tbk. PT	9,712,300	2,213,316

Independent Power and Renewable Electricity Producers – 0.0%

Unipro PJSC*‡	125,500,000	—

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	355

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Industrial Conglomerates – 0.7%

Hitachi Ltd.	29,700	$1,858,542

Industries Qatar QSC	441,512	1,481,812

Siemens AG (Registered)	1,687	222,823
		3,563,177

Insurance – 2.0%

Admiral Group plc	58,804	1,743,220

BB Seguridade Participacoes SA	650,700	3,968,973

Caixa Seguridade Participacoes SA	433,800	930,739

Manulife Financial Corp.	150,384	2,614,997

Sampo OYJ, Class A	12,532	491,571
		9,749,500

Interactive Media & Services – 1.0%

Rightmove plc(c)	274,258	1,574,136

Tencent Holdings Ltd.	96,400	3,562,979
		5,137,115

IT Services – 1.3%

HCL Technologies Ltd.	173,520	2,659,318

Infosys Ltd.	64,106	1,053,615

Nomura Research Institute Ltd.	72,300	1,882,870

Obic Co. Ltd.	5,200	763,802
		6,359,605

Leisure Products – 0.0%(d)

Shimano, Inc.	600	85,397

Machinery – 1.1%

GEA Group AG	13,255	451,560

Kone OYJ, Class B	64,347	2,781,124

MISUMI Group, Inc.	66,300	989,170

VAT Group AG(a)	3,133	1,104,064
		5,325,918

Marine Transportation – 3.1%

AP Moller – Maersk A/S, Class A	1,446	2,354,932

AP Moller – Maersk A/S, Class B	1,446	2,401,007

Evergreen Marine Corp. Taiwan Ltd.	1,205,000	3,993,757

Investments	Shares	Value

Marine Transportation – (continued)

Hapag-Lloyd AG(a)	482	$69,339

Nippon Yusen KK(c)	63,600	1,544,172

Orient Overseas International Ltd.(c)	209,500	2,641,308

SITC International Holdings Co. Ltd.(c)	624,000	960,172

Yang Ming Marine Transport Corp.	964,000	1,251,253
		15,215,940

Metals & Mining – 6.7%

BHP Group Ltd.	555,746	15,658,241

Glencore plc	89,652	473,392

Grupo Mexico SAB de CV, Series B	578,400	2,355,827

Kumba Iron Ore Ltd.	132,791	3,497,904

MMC Norilsk Nickel PJSC*‡	16,315	—

Norsk Hydro ASA	14,942	85,171

Rio Tinto plc	124,838	7,960,520

Severstal PAO*‡	58,985	—

Vedanta Ltd.	1,352,010	3,517,292
		33,548,347

Multi-Utilities – 0.0%(d)

Canadian Utilities Ltd., Class A	7,471	157,896

Oil, Gas & Consumable Fuels – 8.8%

Adaro Energy Indonesia Tbk. PT	17,448,400	2,811,955

Canadian Natural Resources Ltd.(c)	120,500	7,643,602

China Shenhua Energy Co. Ltd., Class H	1,205,000	3,696,036

Coal India Ltd.	1,332,971	5,031,137

Equinor ASA	112,788	3,780,397

Exxaro Resources Ltd.	456,695	4,554,550

Petroleo Brasileiro SA (Preference)	698,900	4,814,552

Shell plc	61,455	1,973,563

TotalEnergies SE	13,737	917,665

Var Energi ASA	1,319,475	4,444,430

Yankuang Energy Group Co. Ltd., Class H(c)	2,410,000	4,188,840
		43,856,727

See Accompanying Notes to the Financial Statements.

356	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Passenger Airlines – 0.7%

Singapore Airlines Ltd.	723,000	$3,224,357

Personal Care Products – 2.4%

Hengan International Group Co. Ltd.	120,500	403,484

L’Oreal SA	26,751	11,201,461

Unilever plc	8,917	420,803
		12,025,748

Pharmaceuticals – 9.1%

Astellas Pharma, Inc.	24,100	302,354

AstraZeneca plc	16,388	2,038,317

China Medical System Holdings Ltd.	964,000	1,540,015

GSK plc	403,916	7,143,182

Novartis AG (Registered)	108,932	10,119,346

Novo Nordisk A/S, Class B	154,722	14,833,820

Orion OYJ, Class B	3,856	153,005

Roche Holding AG	723	196,391

Roche Holding AG – BR	34,945	8,979,603

Sanofi SA	2,169	196,479
		45,502,512

Professional Services – 2.5%

Bureau Veritas SA	146,528	3,328,373

Randstad NV	66,516	3,433,814

Recruit Holdings Co. Ltd.	48,200	1,379,053

RELX plc	64,588	2,247,775

SGS SA (Registered)	27,715	2,253,014
		12,642,029

Real Estate Management & Development – 2.2%

China Vanke Co. Ltd., Class H	2,626,900	2,457,494

CK Asset Holdings Ltd.	120,500	602,146

Daito Trust Construction Co. Ltd.	34,700	3,700,386

Land & Houses PCL, NVDR	5,302,000	1,113,726

Sun Hung Kai Properties Ltd.	309,500	3,178,223
		11,051,975

Retail REITs – 0.8%

Link REIT, REIT	843,500	3,870,057

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – 6.1%

Advantest Corp.	91,700	$2,309,984

ASML Holding NV	12,291	7,344,144

MediaTek, Inc.	213,946	5,553,955

Novatek Microelectronics Corp.	331,901	4,650,810

Realtek Semiconductor Corp.	85,000	1,052,181

Taiwan Semiconductor Manufacturing Co. Ltd.	399,222	6,511,128

Tokyo Electron Ltd.	18,600	2,426,247

Vanguard International Semiconductor Corp.	302,000	652,696
		30,501,145

Software – 0.4%

SAP SE	5,061	677,993

Temenos AG (Registered)	17,593	1,259,280
		1,937,273

Specialty Retail – 1.4%

Fast Retailing Co. Ltd.	600	130,819

H & M Hennes & Mauritz AB, Class B(c)	117,849	1,574,815

Industria de Diseno Textil SA(c)	125,802	4,328,262

Topsports International Holdings Ltd.(a)	964,000	810,664
		6,844,560

Technology Hardware, Storage & Peripherals – 1.1%

Catcher Technology Co. Ltd.	214,000	1,197,503

Lite-On Technology Corp.	482,000	1,486,049

Samsung Electronics Co. Ltd.	53,743	2,662,179
		5,345,731

Textiles, Apparel & Luxury Goods – 3.1%

ANTA Sports Products Ltd.	144,600	1,632,724

Bosideng International Holdings Ltd.	6,106,000	2,411,310

Burberry Group plc	48,923	1,004,466

Feng TAY Enterprise Co. Ltd.	21,284	117,133

Hermes International SCA	3,248	6,040,946

LVMH Moet Hennessy Louis Vuitton SE	3,374	2,405,482

Pandora A/S	5,302	599,327

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	357

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Textiles, Apparel & Luxury Goods – (continued)

Shenzhou International Group Holdings Ltd.	120,500	$1,181,961
		15,393,349

Tobacco – 1.7%

Imperial Brands plc	185,329	3,937,780

Japan Tobacco, Inc.	201,900	4,694,046
		8,631,826

Trading Companies & Distributors – 2.3%

Howden Joinery Group plc	369,694	2,860,307

ITOCHU Corp.(c)	120,500	4,275,126

Marubeni Corp.	72,300	1,039,780

Mitsubishi Corp.	45,600	2,094,146

Mitsui & Co. Ltd.	30,500	1,090,947
		11,360,306

Wireless Telecommunication Services – 0.9%

Intouch Holdings PCL, NVDR	216,900	428,459

KDDI Corp.	24,100	714,033

Tele2 AB, Class B	449,706	3,185,434
		4,327,926
TOTAL COMMON STOCKS (COST $509,465,426)		489,966,079

SECURITIES LENDING REINVESTMENTS – 0.4%(e)

INVESTMENT COMPANIES – 0.4%

Dreyfus Treasury Obligations Cash Management Fund 5.38%, 11/1/2023 (Cost $2,000,000)	2,000,000	2,000,000

Investments	Shares	Value

REPURCHASE AGREEMENTS – 0.0%(d)

Citigroup Global Markets, Inc., 5.28%, dated 10/31/2023, due 11/1/2023, repurchase price $149,596, collateralized by various U.S. Treasury Securities, ranging from 1.50% – 3.88%, maturing 2/15/2025 – 1/31/2027; total market value $151,275 (Cost $149,574)	149,574	$149,574
TOTAL SECURITIES LENDING REINVESTMENTS (COST $2,149,574)		2,149,574
Total Investments – 98.6% (Cost $511,615,000)		492,115,653

Other assets less liabilities – 1.4%		6,760,261
NET ASSETS – 100.0%		$498,875,914

*	Non-income producing security.

‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $24,751,395, collateralized in the form of cash with a value of $2,149,574 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $21,621,538 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.13%, and maturity dates ranging from November 16, 2023 – May 15, 2053 and $3,237,808 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 5.50%, and maturity dates ranging from November 13, 2023 – October 22, 2073; a total value of $27,008,920.

(d)	Represents less than 0.05% of net assets.

See Accompanying Notes to the Financial Statements.

358	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2023. The total value of securities purchased was $2,149,574.

Percentages shown are based on Net Assets.

Abbreviations

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT – Real Estate Investment Trust

SCA – Limited partnership with share capital

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$51,541,851
Aggregate gross unrealized depreciation	(78,682,152)
Net unrealized depreciation	$(27,140,301)
Federal income tax cost	$518,827,773

Futures Contracts

FlexShares® International Quality Dividend Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI EAFE E-Mini Index	63	12/15/2023	USD	$6,218,415	$(320,258)
MSCI Emerging Markets E-Mini Index	64	12/15/2023	USD	2,941,440	(184,913)
					$(505,171)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Index Fund had the following outstanding contracts as of October 31, 2023:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	870,416	Bank of Montreal	AUD	1,352,000	12/20/2023	$12,982
USD	534,437	JPMorgan Chase Bank NA	BRL*	2,653,155	12/20/2023	11,310
USD	562,075	Toronto-Dominion Bank (The)	CAD	757,000	12/20/2023	16,317
USD	616,884	Morgan Stanley	CHF	552,000	12/20/2023	6,894
USD	831,793	Toronto-Dominion Bank (The)	CHF	739,000	12/20/2023	15,159
USD	2,046,686	BNP Paribas SA	EUR	1,912,000	12/20/2023	21,044
USD	776,396	Toronto-Dominion Bank (The)	EUR	725,000	12/20/2023	8,305
USD	1,075,030	JPMorgan Chase Bank NA	GBP	874,000	12/20/2023	14,059
USD	642,057	UBS AG	HKD	5,013,000	12/20/2023	863
USD	935,242	Citibank NA	JPY	137,972,000	12/20/2023	16,540
USD	1,481,538	Morgan Stanley	JPY	215,437,000	12/20/2023	47,027
USD	986,505	Toronto-Dominion Bank (The)	JPY	143,755,000	12/20/2023	29,296
USD	359,390	Citibank NA	KRW*	474,657,039	12/20/2023	6,954
USD	137,498	Morgan Stanley	MXN	2,396,034	12/20/2023	5,845
Total unrealized appreciation						$212,595

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	359

FlexShares® International Quality Dividend Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
AUD	609,004	Citibank NA	USD	394,502	12/20/2023	$(8,274)
CAD	1,191,313	Citibank NA	USD	880,450	12/20/2023	(21,574)
CHF	806,636	UBS AG	USD	911,586	12/20/2023	(20,210)
DKK	633,221	UBS AG	USD	91,182	12/20/2023	(1,259)
EUR	791,188	Toronto-Dominion Bank (The)	USD	847,889	12/20/2023	(9,676)
GBP	323,045	Toronto-Dominion Bank (The)	USD	402,255	12/20/2023	(10,102)
HKD	3,104,392	BNP Paribas SA	USD	397,321	12/20/2023	(251)
JPY	274,264,285	Toronto-Dominion Bank (The)	USD	1,886,384	12/20/2023	(60,165)
SEK	2,423,745	Citibank NA	USD	218,196	12/20/2023	(729)
USD	475,957	Toronto-Dominion Bank (The)	CHF	432,000	12/20/2023	(1,426)
USD	143,556	BNP Paribas SA	ZAR	2,739,232	12/20/2023	(1,939)
Total unrealized depreciation						$(135,605)
Net unrealized appreciation						$76,990

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

KRW – Korean Won

MXN – Mexican Peso

SEK – Swedish Krona

USD – US Dollar

ZAR – South African Rand

See Accompanying Notes to the Financial Statements.

360	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

FlexShares® International Quality Dividend Index invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2023:

Australia	5.5%
Belgium	0.7
Brazil	2.0
Canada	5.3
China	8.9
Denmark	4.0
Finland	1.3
France	4.8
Germany	2.1
Greece	0.8
Hong Kong	2.3
India	4.2
Indonesia	1.0
Italy	1.3
Japan	12.0
Mexico	1.9
Netherlands	2.6
New Zealand	0.0 †
Norway	2.4
Qatar	0.3
Saudi Arabia	0.3
Singapore	0.6
South Africa	1.7
South Korea	2.0
Spain	1.6
Sweden	3.1
Switzerland	9.0
Taiwan	6.0
Thailand	0.3
Turkey	0.4
United Arab Emirates	1.1
United Kingdom	8.7
Other[1]	1.8
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	98.2%
Securities Lending Reinvestments	0.4
Others(1)	1.4
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	361

Schedule of Investments

FlexShares® International Quality Dividend Defensive Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 95.6%

Aerospace & Defense – 0.8%

Thales SA	1,498	$220,328

Air Freight & Logistics – 0.4%

Deutsche Post AG	1,218	47,326

SG Holdings Co. Ltd.	3,200	45,049
		92,375

Automobile Components – 1.2%

Bridgestone Corp.	2,000	74,839

Fuyao Glass Industry Group Co. Ltd., Class H(a)	44,800	204,115

Sona Blw Precision Forgings Ltd.(a)	7,812	50,808
		329,762

Automobiles – 2.0%

Bayerische Motoren Werke AG	210	19,451

Bayerische Motoren Werke AG (Preference)	56	4,744

Hero MotoCorp Ltd.	5,348	198,376

Subaru Corp.	11,600	196,046

Yadea Group Holdings Ltd.(a)	64,000	116,965
		535,582

Banks – 10.7%

Arab National Bank	8,204	51,958

Banco de Chile	568,260	58,193

Bank Leumi Le-Israel BM	17,752	114,045

Bank of China Ltd., Class H	238,000	83,342

Bank of Communications Co. Ltd., Class H	84,000	49,705

Bankinter SA(b)	8,596	54,171

Barclays plc	114,716	183,190

BOC Hong Kong Holdings Ltd.	21,000	55,556

Commonwealth Bank of Australia	4,914	300,427

Credicorp Ltd.	420	52,483

Credit Agricole SA	4,508	54,216

Hang Seng Bank Ltd.	1,400	16,040

HSBC Holdings plc	5,376	38,639

Japan Post Bank Co. Ltd.	22,400	206,998

KBC Group NV	2,016	110,594

Investments	Shares	Value

Banks – (continued)

National Bank of Canada	1,064	$66,082

Nordea Bank Abp	9,338	98,038

Royal Bank of Canada	5,166	412,164

Sberbank of Russia PJSC‡	79,800	—

Sumitomo Mitsui Financial Group, Inc.	7,400	352,788

Swedbank AB, Class A	11,326	185,258

Toronto-Dominion Bank (The)	98	5,468

Turkiye Is Bankasi A/S, Class C	103,600	76,823

Yapi ve Kredi Bankasi A/S	348,334	212,255
		2,838,433

Broadline Retail – 0.6%

B&M European Value Retail SA	10,598	68,005

Dollarama, Inc.(b)	1,204	82,131
		150,136

Building Products – 0.2%

Xinyi Glass Holdings Ltd.	43,886	50,422

Capital Markets – 2.4%

Deutsche Boerse AG	812	133,206

Macquarie Korea Infrastructure Fund	21,345	189,972

Moscow Exchange MICEX-RTS PJSC‡	227,100	—

NH Investment & Securities Co. Ltd.	6,216	44,553

Samsung Securities Co. Ltd.	5,278	137,954

Singapore Exchange Ltd.	19,600	135,478
		641,163

Chemicals – 1.8%

Croda International plc	658	34,956

Evonik Industries AG	1,386	25,432

Fertiglobe plc	200,676	175,380

Nutrien Ltd.	1,876	100,648

Wacker Chemie AG	56	6,837

Yara International ASA	4,424	144,540
		487,793

Commercial Services & Supplies – 0.9%

Brambles Ltd.	3,724	30,911

See Accompanying Notes to the Financial Statements.

362	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Commercial Services & Supplies – (continued)

RB Global, Inc.	826	$53,996

Secom Co. Ltd.	2,300	158,705
		243,612

Communications Equipment – 0.8%

Accton Technology Corp.	14,000	215,169

Construction & Engineering – 0.5%

Taisei Corp.	1,700	57,237

WSP Global, Inc.	504	65,890
		123,127

Consumer Staples Distribution & Retail – 0.4%

Kesko OYJ, Class B	588	9,923

Loblaw Cos. Ltd.	770	62,909

Metro, Inc., Class A	560	28,414
		101,246

Containers & Packaging – 0.2%

Smurfit Kappa Group plc	1,638	53,348

Diversified Telecommunication Services – 2.5%

BT Group plc(b)	33,712	46,124

Elisa OYJ	3,668	155,393

Hellenic Telecommunications Organization SA(b)	5,992	83,793

Koninklijke KPN NV	59,150	198,506

Nippon Telegraph & Telephone Corp.	80,200	93,627

Spark New Zealand Ltd.	3,780	10,927

Telefonica Deutschland Holding AG	15,218	25,793

Telenor ASA	5,488	56,075
		670,238

Electric Utilities – 2.9%

CPFL Energia SA	15,400	102,117

EDP – Energias de Portugal SA	12,474	52,344

Enel SpA	23,688	149,929

Fortum OYJ	4,200	49,721

Hydro One Ltd.(a)(b)	2,170	56,210

Iberdrola SA	4,740	52,607

Power Grid Corp. of India Ltd.	72,613	176,302

Investments	Shares	Value

Electric Utilities – (continued)

Redeia Corp. SA	3,234	$50,267

SSE plc	3,836	76,013
		765,510

Electrical Equipment – 0.8%

CG Power & Industrial Solutions Ltd.	39,312	184,192

Mitsubishi Electric Corp.	1,900	21,046
		205,238

Electronic Equipment, Instruments & Components – 0.7%

Largan Precision Co. Ltd.	3,000	191,460

Entertainment – 0.8%

Capcom Co. Ltd.	600	19,171

Nexon Co. Ltd.	10,700	193,977
		213,148

Financial Services – 1.6%

Power Finance Corp. Ltd.	62,282	184,470

REC Ltd.	69,440	239,866
		424,336

Food Products – 3.5%

JBS SA	15,400	61,166

Nestle SA (Registered)	8,036	865,898
		927,064

Gas Utilities – 1.9%

Adani Total Gas Ltd.	6,090	41,276

Naturgy Energy Group SA(b)	7,084	199,924

Petronas Gas Bhd.	53,200	192,054

Snam SpA	13,790	63,114
		496,368

Ground Transportation – 0.5%

Canadian National Railway Co.(b)	1,190	125,776

Health Care Equipment & Supplies – 0.7%

Cochlear Ltd.	1,232	187,865

Hotels, Restaurants & Leisure – 1.7%

Genting Singapore Ltd.	57,400	36,031

OPAP SA	11,885	200,999

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	363

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Hotels, Restaurants & Leisure – (continued)

Sodexo SA	1,960	$206,923
		443,953

Household Durables – 0.5%

Sekisui Chemical Co. Ltd.	4,200	56,963

Sekisui House Ltd.	3,200	62,101
		119,064

Industrial Conglomerates – 0.5%

Alfa SAB de CV, Class A	43,400	27,021

Jardine Matheson Holdings Ltd.	1,100	44,495

Quinenco SA	16,632	44,871

Siemens AG (Registered)	70	9,246
		125,633

Industrial REITs – 0.7%

Goodman Group, REIT(b)	15,092	198,181

Insurance – 4.2%

Admiral Group plc	6,874	203,777

Allianz SE (Registered)	910	212,477

BB Seguridade Participacoes SA	32,200	196,405

Medibank Pvt Ltd.	25,032	54,362

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	406	162,430

Sampo OYJ, Class A	1,946	76,333

Zurich Insurance Group AG	448	211,976
		1,117,760

Interactive Media & Services – 0.5%

Tencent Holdings Ltd.	3,900	144,145

IT Services – 2.3%

Arabian Internet & Communications Services Co.	658	54,863

Capgemini SE	42	7,392

Elm Co.	322	60,184

HCL Technologies Ltd.	15,050	230,652

SCSK Corp.	700	11,872

Tata Consultancy Services Ltd.	5,740	232,247
		597,210

Investments	Shares	Value

Leisure Products – 0.8%

Shimano, Inc.	1,400	$199,260

Machinery – 0.5%

Kone OYJ, Class B	3,080	133,120

Marine Transportation – 3.1%

AP Moller – Maersk A/S, Class A(b)	42	68,400

Cia Sud Americana de Vapores SA	1,402,660	77,639

COSCO SHIPPING Holdings Co. Ltd., Class H	175,000	177,805

Evergreen Marine Corp. Taiwan Ltd.	56,574	187,504

HMM Co. Ltd.	10,724	115,693

Yang Ming Marine Transport Corp.	146,884	190,653
		817,694

Metals & Mining – 6.4%

BHP Group Ltd.	29,092	819,672

China Hongqiao Group Ltd.(b)	56,000	52,389

Fortescue Metals Group Ltd.(b)	4,956	69,975

Jindal Steel & Power Ltd.	7,812	59,468

Kumba Iron Ore Ltd.	4,116	108,421

Magnitogorsk Iron & Steel Works PJSC*‡	172,884	—

Novolipetsk Steel PJSC*‡	47,108	—

Rio Tinto Ltd.	112	8,338

Rio Tinto plc	6,524	416,015

Severstal PAO*‡	6,900	—

Vedanta Ltd.	65,366	170,051
		1,704,329

Multi-Utilities – 0.1%

Canadian Utilities Ltd., Class A	238	5,030

Engie SA	2,100	33,304
		38,334

Oil, Gas & Consumable Fuels – 8.0%

Adaro Energy Indonesia Tbk. PT	1,160,600	187,040

BP plc	32,200	196,381

Cenovus Energy, Inc.(b)	4,676	88,990

Equinor ASA	7,518	251,986

Exxaro Resources Ltd.	2,002	19,966

See Accompanying Notes to the Financial Statements.

364	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

LUKOIL PJSC‡	240	$—

Pembina Pipeline Corp.	1,750	53,802

Petroleo Brasileiro SA (Preference)	37,800	260,395

Shell plc	3,794	121,840

Suncor Energy, Inc.	6,874	222,374

Surgutneftegas PJSC (Preference)‡	276,000	—

TotalEnergies SE	3,864	258,125

Turkiye Petrol Rafinerileri A/S	38,570	193,445

United Tractors Tbk. PT	61,400	97,115

Yankuang Energy Group Co. Ltd., Class H(b)	89,999	156,428
		2,107,887

Paper & Forest Products – 0.2%

Stora Enso OYJ, Class R	5,180	62,007

Personal Care Products – 1.8%

L’Oreal SA	1,092	457,254

Unilever plc	504	23,784
		481,038

Pharmaceuticals – 8.8%

Astellas Pharma, Inc.	14,800	185,678

AstraZeneca plc	784	97,513

China Medical System Holdings Ltd.	126,000	201,288

GSK plc	23,352	412,976

Novartis AG (Registered)	3,682	342,043

Novo Nordisk A/S, Class B	2,296	220,127

Orion OYJ, Class B	182	7,222

Roche Holding AG	28	7,606

Roche Holding AG – BR	3,122	802,241

Sanofi SA	532	48,191
		2,324,885

Professional Services – 1.1%

Bureau Veritas SA	7,518	170,771

Computershare Ltd.	2,422	38,015

Randstad NV	574	29,632

RELX plc	378	13,155

Teleperformance SE	238	27,207
		278,780

Investments	Shares	Value

Real Estate Management & Development – 1.8%

CapitaLand Investment Ltd.	26,600	$57,081

CK Asset Holdings Ltd.	37,000	184,891

Daito Trust Construction Co. Ltd.	1,800	191,951

Land & Houses PCL, NVDR	245,000	51,464
		485,387

Semiconductors & Semiconductor Equipment – 2.8%

ASML Holding NV	266	158,941

Novatek Microelectronics Corp.	8,000	112,101

Taiwan Semiconductor Manufacturing Co. Ltd.	21,000	342,500

Vanguard International Semiconductor Corp.	61,824	133,617
		747,159

Software – 0.1%

SAP SE	238	31,883

Specialty Retail – 2.1%

Abu Dhabi National Oil Co. for Distribution PJSC	38,276	35,014

Industria de Diseno Textil SA(b)	6,734	231,686

Jarir Marketing Co.	42,770	165,079

Topsports International Holdings Ltd.(a)	14,000	11,773

Zhongsheng Group Holdings Ltd.	21,000	48,416

ZOZO, Inc.(b)	3,400	64,130
		556,098

Technology Hardware, Storage & Peripherals – 2.0%

Catcher Technology Co. Ltd.	26,000	145,491

Inventec Corp.	88,000	109,067

Lite-On Technology Corp.	28,000	86,326

Ricoh Co. Ltd.(b)	6,600	52,841

Samsung Electronics Co. Ltd.	2,842	140,780
		534,505

Textiles, Apparel & Luxury Goods – 0.7%

Kering SA	84	34,024

LVMH Moet Hennessy Louis Vuitton SE	168	119,775

Pandora A/S	322	36,398
		190,197

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	365

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Tobacco – 1.6%

Imperial Brands plc	9,142	$194,245

Japan Tobacco, Inc.	10,400	241,793
		436,038

Trading Companies & Distributors – 2.0%

Ferguson plc	588	87,976

ITOCHU Corp.(b)	4,900	173,843

Mitsubishi Corp.	3,900	179,105

Sumitomo Corp.	4,200	81,493
		522,417

Wireless Telecommunication Services – 2.5%

Intouch Holdings PCL, NVDR	95,200	188,056

KDDI Corp.	5,600	165,916

SoftBank Corp.	7,100	79,933

Tele2 AB, Class B	21,364	151,329

Vodafone Group plc	76,916	70,654
		655,888
TOTAL COMMON STOCKS (COST $26,583,706)		25,342,351
	Principal Amount

SECURITIES LENDING REINVESTMENTS – 0.5%(c)

REPURCHASE AGREEMENTS – 0.5%

Citigroup Global Markets, Inc., 5.28%, dated 10/31/2023, due 11/1/2023, repurchase price $125,910, collateralized by various U.S. Treasury Securities, ranging from 1.50% – 3.88%, maturing 2/15/2025 – 1/31/2027; total market value $127,323 (Cost $125,891)	$125,891	125,891
Total Investments – 96.1% (Cost $26,709,597)		25,468,242

Other assets less liabilities – 3.9%		1,035,130
NET ASSETS – 100.0%		$26,503,372
*	Non-income producing security.

‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)

The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $1,119,564, collateralized in the form of cash with a value of $125,891 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $834,620 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.63%, and maturity dates ranging from November 16, 2023 – August 15, 2053 and $288,411 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 5.50%, and maturity dates ranging from November 13, 2023 – October 22, 2071; a total value of $1,248,922.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2023. The total value of securities purchased was $125,891.

Percentages shown are based on Net Assets.

Abbreviations

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT – Real Estate Investment Trust

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,192,922
Aggregate gross unrealized depreciation	(3,839,821)
Net unrealized depreciation	$(1,646,899)
Federal income tax cost	$27,040,655

See Accompanying Notes to the Financial Statements.

366	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Futures Contracts

FlexShares® International Quality Dividend Defensive Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI EAFE E-Mini Index	8	12/15/2023	USD	$789,640	$(52,602)
MSCI Emerging Markets E-Mini Index	7	12/15/2023	USD	321,720	(21,884)
					$(74,486)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	367

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

FlexShares® International Quality Dividend Defensive Index invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2023:

Australia	6.4%
Belgium	0.4
Brazil	2.3
Canada	5.4
Chile	0.7
China	4.7
Denmark	1.2
Finland	1.9
France	6.2
Germany	2.6
Greece	1.1
Hong Kong	1.2
India	6.7
Indonesia	1.1
Israel	0.4
Italy	0.8
Japan	11.9
Malaysia	0.7
Mexico	0.1
Netherlands	1.5
New Zealand	0.0 †
Norway	1.7
Peru	0.2
Portugal	0.2
Saudi Arabia	1.3
Singapore	1.0
South Africa	0.5
South Korea	2.4
Spain	2.2
Sweden	1.6
Switzerland	8.4
Taiwan	6.5
Thailand	0.9
Turkey	1.8
United Arab Emirates	0.8
United Kingdom	8.8
Other[1]	4.4
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	95.6%
Securities Lending Reinvestments	0.5
Others(1)	3.9
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

368	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® International Quality Dividend Dynamic Index Fund

October 31, 2023

Investments	Shares	Value

COMMON STOCKS – 98.5%

Air Freight & Logistics – 1.2%

Deutsche Post AG	7,290	$283,255

DSV A/S	3,186	474,651
		757,906

Automobile Components – 0.4%

Fuyao Glass Industry Group Co. Ltd., Class H(a)	32,400	147,619

Magna International, Inc.(b)	2,673	128,312
		275,931

Automobiles – 2.5%

Dr Ing hc F Porsche AG (Preference)(c)	1,269	110,713

Ford Otomotiv Sanayi A/S	4,347	120,810

Geely Automobile Holdings Ltd.	235,000	266,397

Mercedes-Benz Group AG	11,718	686,552

Yadea Group Holdings Ltd.(a)	256,000	467,858
		1,652,330

Banks – 12.4%

ANZ Group Holdings Ltd.	41,121	643,344

Banco Bilbao Vizcaya Argentaria SA(b)	42,147	330,646

Banco del Bajio SA(a)	167,400	511,667

Bank of Montreal	10,125	764,271

Bank Polska Kasa Opieki SA	7,506	227,460

Barclays plc	323,379	516,404

BNP Paribas SA	8,127	466,364

Canara Bank	128,520	593,291

China Construction Bank Corp., Class H	810,000	459,627

China Merchants Bank Co. Ltd., Class H	108,000	411,318

FinecoBank Banca Fineco SpA	37,854	444,730

Industrial & Commercial Bank of China Ltd., Class H	1,107,000	531,953

KBC Group NV	8,208	450,277

Nordea Bank Abp	23,733	249,169

Royal Bank of Canada	11,475	915,520

Sberbank of Russia PJSC (Preference)‡	31,920	—

Investments	Shares	Value

Banks – (continued)

Skandinaviska Enskilda Banken AB, Class A	46,629	$518,766

Standard Bank Group Ltd.	12,609	123,010
		8,157,817

Beverages – 0.4%

Diageo plc	6,885	259,577

Broadline Retail – 0.3%

B&M European Value Retail SA	11,313	72,592

momo.com, Inc.	8,200	134,750
		207,342

Building Products – 0.8%

Geberit AG (Registered)	1,107	513,085

Capital Markets – 4.7%

3i Group plc	24,165	567,254

Brookfield Asset Management Ltd., Class A	16,227	464,631

Hong Kong Exchanges & Clearing Ltd.	6,500	228,446

Julius Baer Group Ltd.	8,127	478,663

Partners Group Holding AG	540	567,740

Samsung Securities Co. Ltd.	8,505	222,299

UBS Group AG (Registered)	24,354	567,872
		3,096,905

Chemicals – 2.9%

BASF SE	4,914	226,125

Fertiglobe plc	377,595	329,997

Nissan Chemical Corp.	9,500	382,334

Shin-Etsu Chemical Co. Ltd.	24,300	716,910

Sika AG (Registered)	432	102,962

Wacker Chemie AG	945	115,369

Yara International ASA	378	12,350
		1,886,047

Construction Materials – 0.1%

CRH plc	837	44,902

Consumer Staples Distribution & Retail – 0.6%

Alimentation Couche-Tard, Inc.	5,292	287,767

Jeronimo Martins SGPS SA	3,807	87,643

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	369

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Consumer Staples Distribution & Retail – (continued)

Kesko OYJ, Class B	999	$16,858
		392,268

Diversified REITs – 0.7%

Stockland, REIT	199,125	446,309

Electric Utilities – 0.9%

Enel SpA	36,180	228,995

Fortum OYJ	20,898	247,399

SSE plc	5,265	104,329
		580,723

Electrical Equipment – 1.1%

Sociedad Quimica y Minera de Chile SA (Preference), Class B	8,127	391,913

Voltronic Power Technology Corp.	8,000	319,408
		711,321

Electronic Equipment, Instruments & Components – 1.0%

Nan Ya Printed Circuit Board Corp.	71,000	516,602

Unimicron Technology Corp.	34,000	149,900
		666,502

Entertainment – 0.6%

Universal Music Group NV	16,200	395,551

Financial Services – 3.2%

Banca Mediolanum SpA	10,611	86,429

FirstRand Ltd.	86,994	285,109

GMO Payment Gateway, Inc.	8,100	320,160

Piramal Enterprises Ltd.	16,956	198,634

Power Finance Corp. Ltd.	200,745	594,577

REC Ltd.	180,900	624,881
		2,109,790

Food Products – 1.5%

JBS SA	37,800	150,136

Nestle SA (Registered)	4,320	465,490

Uni-President China Holdings Ltd.	540,000	367,840
		983,466

Investments	Shares	Value

Gas Utilities – 0.3%

Kunlun Energy Co. Ltd.	186,000	$154,988

Naturgy Energy Group SA(b)	2,106	59,435
		214,423

Ground Transportation – 0.1%

TFI International, Inc.	459	50,723

Health Care Equipment & Supplies – 2.4%

Hoya Corp.	5,700	539,533

Sonova Holding AG (Registered)	2,052	483,659

Straumann Holding AG (Registered)	3,699	434,710

Sysmex Corp.	3,200	151,141
		1,609,043

Health Care Providers & Services – 0.2%

Amplifon SpA	4,536	127,727

Hotels, Restaurants & Leisure – 1.2%

Evolution AB(a)	1,593	141,425

Haidilao International Holding Ltd.(a)	54,000	134,990

OPAP SA	30,896	522,513
		798,928

Household Durables – 1.2%

Haier Smart Home Co. Ltd., Class H	54,000	154,589

Nien Made Enterprise Co. Ltd.	54,000	476,152

Taylor Wimpey plc	109,377	147,058
		777,799

Industrial Conglomerates – 2.2%

Hitachi Ltd.	13,500	844,792

Industries Qatar QSC	144,234	484,081

Quinenco SA	38,826	104,747
		1,433,620

Industrial REITs – 0.2%

Goodman Group, REIT(b)	12,474	163,803

Insurance – 2.2%

AXA SA	13,689	404,489

BB Seguridade Participacoes SA	29,700	181,156

Legal & General Group plc	53,028	136,029

See Accompanying Notes to the Financial Statements.

370	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Manulife Financial Corp.	31,725	$551,660

Powszechny Zaklad Ubezpieczen SA	16,794	189,739
		1,463,073

Interactive Media & Services – 2.3%

Autohome, Inc., ADR	3,834	102,559

REA Group Ltd.(b)	5,130	466,779

Rightmove plc	75,681	434,380

SEEK Ltd.	1,053	13,741

Tencent Holdings Ltd.	13,500	498,965
		1,516,424

IT Services – 0.2%

Infosys Ltd.	7,371	121,146

Leisure Products – 0.6%

Shimano, Inc.	3,000	426,987

Machinery – 1.9%

Atlas Copco AB, Class A	20,412	263,448

Atlas Copco AB, Class B	3,645	40,797

Daifuku Co. Ltd.	8,100	131,920

MISUMI Group, Inc.	21,600	322,264

VAT Group AG(a)	1,377	485,252
		1,243,681

Marine Transportation – 3.3%

AP Moller – Maersk A/S, Class A(b)	174	283,373

COSCO SHIPPING Holdings Co. Ltd., Class H	553,500	562,371

Evergreen Marine Corp. Taiwan Ltd.	162,000	536,920

Hapag-Lloyd AG(a)	108	15,537

Orient Overseas International Ltd.(b)	27,000	340,407

Yang Ming Marine Transport Corp.	338,000	438,717
		2,177,325

Media – 0.5%

Publicis Groupe SA	2,484	188,307

WPP plc	15,903	136,356
		324,663

Investments	Shares	Value

Metals & Mining – 6.9%

BHP Group Ltd.	74,223	$2,091,246

Fortescue Metals Group Ltd.(b)	14,364	202,809

Gerdau SA (Preference)	21,265	91,798

Kumba Iron Ore Ltd.	22,707	598,135

MMC Norilsk Nickel PJSC*‡	2,128	—

Norsk Hydro ASA	85,482	487,257

Rio Tinto plc	9,396	599,153

Severstal PAO*‡	7,952	—

Vedanta Ltd.	181,305	471,670
		4,542,068

Oil, Gas & Consumable Fuels – 8.7%

Adaro Energy Indonesia Tbk. PT	1,309,500	211,037

Canadian Natural Resources Ltd.	16,227	1,029,317

Coal India Ltd.	180,360	680,747

Equinor ASA	14,013	469,684

Exxaro Resources Ltd.	65,448	652,703

OMV AG	2,808	122,759

Ovintiv, Inc.	3,537	169,776

Petroleo Brasileiro SA (Preference)	94,500	650,987

Shell plc	3,078	98,847

United Tractors Tbk. PT	294,300	465,489

Var Energi ASA	173,880	585,686

Woodside Energy Group Ltd.	7,318	158,738

Yankuang Energy Group Co. Ltd., Class H(b)	242,000	420,622
		5,716,392

Personal Care Products – 2.3%

L’Oreal SA	3,537	1,481,050

Pharmaceuticals – 5.4%

Astellas Pharma, Inc.	16,200	203,242

AstraZeneca plc	1,053	130,971

China Medical System Holdings Ltd.	366,000	584,694

Chugai Pharmaceutical Co. Ltd.	6,800	200,258

CSPC Pharmaceutical Group Ltd.	408,000	356,138

GSK plc	27,756	490,860

Hansoh Pharmaceutical Group Co. Ltd.(a)	324,000	610,352

Novartis AG (Registered)	1,323	122,901

Novo Nordisk A/S, Class B	7,128	683,390

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	371

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Orion OYJ, Class B	432	$17,142

Roche Holding AG	594	152,637
		3,552,585

Professional Services – 1.7%

Randstad NV	9,180	473,907

Recruit Holdings Co. Ltd.	21,600	617,999
		1,091,906

Real Estate Management & Development – 0.5%

Daiwa House Industry Co. Ltd.	3,700	100,828

Land & Houses PCL, NVDR	772,200	162,207

Longfor Group Holdings Ltd.(a)	67,500	98,171
		361,206

Semiconductors & Semiconductor Equipment – 7.6%

ASM International NV	81	33,262

ASML Holding NV	4,509	2,694,227

Globalwafers Co. Ltd.	8,000	117,034

MediaTek, Inc.	12,000	311,516

Novatek Microelectronics Corp.	42,000	588,531

Taiwan Semiconductor Manufacturing Co. Ltd.	43,000	701,310

Tokyo Electron Ltd.	4,300	560,907
		5,006,787

Software – 0.7%

Temenos AG (Registered)	6,696	479,289

Specialty Retail – 2.0%

Fast Retailing Co. Ltd.	2,700	588,689

Industria de Diseno Textil SA(b)	16,875	580,590

ZOZO, Inc.(b)	8,100	152,779
		1,322,058

Technology Hardware, Storage & Peripherals – 0.3%

Samsung Electronics Co. Ltd.	3,915	193,931

Textiles, Apparel & Luxury Goods – 5.0%

Burberry Group plc	19,494	400,243

Cie Financiere Richemont SA (Registered)	7,668	900,730

Hermes International SCA	297	552,389

Investments	Shares	Value

Textiles, Apparel & Luxury Goods – (continued)

LVMH Moet Hennessy Louis Vuitton SE	270	$192,496

Moncler SpA	1,296	67,042

Pandora A/S	5,184	585,988

Shenzhou International Group Holdings Ltd.	56,700	556,159
		3,255,047

Tobacco – 1.6%

Imperial Brands plc	21,492	456,651

Japan Tobacco, Inc.	27,000	627,733
		1,084,384

Trading Companies & Distributors – 1.6%

Howden Joinery Group plc	57,132	442,028

ITOCHU Corp.(b)	3,100	109,982

Marubeni Corp.	36,000	517,733
		1,069,743

Wireless Telecommunication Services – 0.1%

Vodafone Group plc	41,229	37,872
TOTAL COMMON STOCKS (COST $70,125,114)		64,781,455
	Principal Amount

SECURITIES LENDING REINVESTMENTS – 1.1%(d)

REPURCHASE AGREEMENTS – 1.1%

Citigroup Global Markets, Inc., 5.28%, dated 10/31/2023, due 11/1/2023, repurchase price $695,982, collateralized by various U.S. Treasury Securities, ranging from 1.50% – 3.88%, maturing 2/15/2025 – 1/31/2027; total market value $703,793 (Cost $695,880)	$695,880	695,880
Total Investments – 99.6% (Cost $70,820,994)		65,477,335

Other assets less liabilities – 0.4%		236,373
NET ASSETS – 100.0%		$65,713,708

See Accompanying Notes to the Financial Statements.

372	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

*	Non-income producing security.

‡	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)

The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $2,403,416, collateralized in the form of cash with a value of $695,880 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $1,560,967 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.13%, and maturity dates ranging from November 16, 2023 – August 15, 2053 and $384,728 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 5.00%, and maturity dates ranging from November 13, 2023 – October 22, 2073; a total value of $2,641,575.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	The security was purchased with cash collateral held from securities on loan at October 31, 2023. The total value of securities purchased was $695,880.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT – Real Estate Investment Trust

SCA– Limited partnership with share capital

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,655,732
Aggregate gross unrealized depreciation	(10,203,061)
Net unrealized depreciation	$(6,547,329)
Federal income tax cost	$71,965,876

Futures Contracts

FlexShares® International Quality Dividend Dynamic Index Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI EAFE E-Mini Index	7	12/15/2023	USD	$690,935	$(40,656)
MSCI Emerging Markets E-Mini Index	8	12/15/2023	USD	367,680	(22,089)
					$(62,745)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	373

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Dynamic Index Fund had the following outstanding contracts as of October 31, 2023:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	222,140	Toronto-Dominion Bank (The)	EUR	207,284	12/20/2023	$2,535
USD	44,725	Toronto-Dominion Bank (The)	GBP	35,918	12/20/2023	1,123
USD	57,941	Toronto-Dominion Bank (The)	JPY	8,424,060	12/20/2023	1,848
Total unrealized appreciation						$5,506
CAD	85,542	Citibank NA	USD	63,220	12/20/2023	$(1,549)
Total unrealized depreciation						$(1,549)
Net unrealized appreciation						$3,957

Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound

JPY – Japanese Yen

USD – US Dollar

See Accompanying Notes to the Financial Statements.

374	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

FlexShares® International Quality Dividend Dynamic Index invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2023:

Australia	6.4%
Austria	0.2
Belgium	0.7
Brazil	1.6
Canada	6.6
Chile	0.8
China	11.0
Denmark	3.1
Finland	0.4
France	5.0
Germany	2.2
Greece	0.8
Hong Kong	0.3
India	5.0
Indonesia	1.0
Ireland	0.1
Italy	1.5
Japan	11.4
Mexico	0.8
Netherlands	5.5
Norway	2.4
Poland	0.6
Portugal	0.1
Qatar	0.7
South Africa	2.5
South Korea	0.6
Spain	1.5
Sweden	1.8
Switzerland	8.8
Taiwan	6.5
Thailand	0.2
Turkey	0.2
United Arab Emirates	0.5
United Kingdom	7.7
Other[1]	1.5
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

Security Type	% of Net Assets
Common Stocks	98.5%
Securities Lending Reinvestments	1.1
Others(1)	0.4
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	375

Schedule of Investments

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

October 31, 2023

Investments	Principal Amount	Value

U.S. TREASURY OBLIGATIONS – 99.8%

U.S. Treasury Inflation Linked Bonds
2.38%, 1/15/2025	$65,116,566	$64,291,587
2.00%, 1/15/2026	44,175,109	43,287,005
2.38%, 1/15/2027	88,826,406	87,914,721
1.75%, 1/15/2028	33,304,397	32,189,480
3.63%, 4/15/2028	46,376,634	48,397,158
2.50%, 1/15/2029	29,414,287	29,375,509
3.88%, 4/15/2029	53,535,614	57,092,804

U.S. Treasury Inflation Linked Notes
0.25%, 1/15/2025	75,903,090	73,077,479
0.13%, 4/15/2025	60,391,232	57,658,686
0.38%, 7/15/2025	75,804,809	72,609,754
0.13%, 10/15/2025	57,971,254	55,000,227
0.63%, 1/15/2026	78,284,302	74,467,942
0.13%, 4/15/2026	66,699,399	62,373,708
0.13%, 7/15/2026(a)	67,389,132	63,016,078
0.13%, 10/15/2026	152,365,313	141,662,046
0.38%, 1/15/2027	173,121,821	160,856,208
0.13%, 4/15/2027	151,567,555	138,821,967
0.38%, 7/15/2027	164,024,102	151,688,656
1.63%, 10/15/2027	59,691,228	57,693,554
0.50%, 1/15/2028	69,003,679	63,322,331
1.25%, 4/15/2028	58,852,331	55,634,419
0.75%, 7/15/2028	64,055,318	59,255,548
2.38%, 10/15/2028	32,161,683	32,057,828
0.88%, 1/15/2029	62,779,682	57,802,676
0.25%, 7/15/2029	68,230,485	60,383,313
0.13%, 1/15/2030	69,972,684	60,408,839
0.13%, 7/15/2030	73,364,225	62,847,492
Total U.S. Treasury Obligations (Cost $2,015,549,742)		1,923,187,015

Total Investments – 99.8% (Cost $2,015,549,742)		1,923,187,015

Other assets less liabilities – 0.2%		4,736,222
NET ASSETS – 100.0%		$1,927,923,237
(a)

The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $1,197,583, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 6.00%, and maturity dates ranging from January 31, 2024 — August 15, 2053; a total value of $1,224,345.

Percentages shown are based on Net Assets.

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(108,003,462)
Net unrealized depreciation	$(108,003,462)
Federal income tax cost	$2,031,190,477

Security Type	% of Net Assets
U.S. Treasury Obligations	99.8%
Others(1)	0.2
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

376	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

October 31, 2023

Investments	Principal Amount	Value

U.S. TREASURY OBLIGATIONS – 99.7%

U.S. Treasury Inflation Linked Bonds
2.38%, 1/15/2027	$20,227,404	$20,019,796
1.75%, 1/15/2028	18,471,666	17,853,298
3.63%, 4/15/2028	26,169,550	27,309,698
2.50%, 1/15/2029	24,758,109	24,725,469
3.88%, 4/15/2029	45,056,574	48,050,372
3.38%, 4/15/2032	7,133,365	7,556,816
2.13%, 2/15/2040	17,375,556	16,233,023

U.S. Treasury Inflation Linked Notes
0.38%, 1/15/2027	39,443,564	36,649,002
0.13%, 4/15/2027	34,551,365	31,645,879
0.38%, 7/15/2027	37,367,433	34,557,212
1.63%, 10/15/2027	33,705,354	32,577,344
0.50%, 1/15/2028	38,966,578	35,758,305
1.25%, 4/15/2028	33,230,849	31,413,862
0.75%, 7/15/2028	36,166,731	33,456,698
2.38%, 10/15/2028	18,245,503	18,186,585
0.88%, 1/15/2029	53,781,800	49,518,122
0.25%, 7/15/2029	58,451,722	51,729,203
0.13%, 1/15/2030	59,939,082	51,746,626
0.13%, 7/15/2030	41,428,364	35,489,624
0.13%, 1/15/2031	41,219,899	34,768,824
0.13%, 7/15/2031	43,274,687	36,217,194
0.13%, 1/15/2032	45,645,999	37,625,855
0.63%, 7/15/2032	41,442,053	35,477,068
1.13%, 1/15/2033	41,402,992	36,677,228
1.38%, 7/15/2033	26,677,168	24,131,635
Total U.S. Treasury Obligations (Cost $871,004,354)		809,374,738

Total Investments – 99.7% (Cost $871,004,354)		809,374,738

Other assets less liabilities – 0.3%		2,175,664
NET ASSETS – 100.0%		$811,550,402

Percentages shown are based on Net Assets.

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(76,349,655)
Net unrealized depreciation	$(76,349,655)
Federal income tax cost	$885,724,393

Security Type	% of Net Assets
U.S. Treasury Obligations	99.7%
Others(1)	0.3
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	377

Schedule of Investments

FlexShares® Disciplined Duration MBS Index Fund

October 31, 2023

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – 99.1%

FHLMC
2.50%, 1/1/2028	$116,974	$111,268
2.50%, 4/1/2028	351,349	334,191
2.50%, 7/1/2028	185,258	175,305
2.50%, 1/1/2029	25,819	24,510
2.50%, 1/1/2030	296,003	281,517
3.00%, 1/1/2032	1,057,338	987,706
2.50%, 2/1/2032	1,298,455	1,194,728
5.00%, 5/1/2034	41,400	40,274
5.00%, 7/1/2035	94,783	92,106
5.00%, 8/1/2035	77,454	75,219
5.00%, 10/1/2035	13,848	13,413
5.00%, 12/1/2035	81,027	78,673
6.00%, 1/1/2037	52,030	52,262
6.00%, 4/1/2037	27,226	27,347
6.00%, 5/1/2037	47,251	47,461
5.00%, 2/1/2038	40,611	39,468
5.00%, 7/1/2038	40,882	39,402
5.00%, 10/1/2038	37,116	35,755
5.00%, 2/1/2039	95,200	92,394
5.00%, 5/1/2039	53,202	51,193
5.00%, 6/1/2039	18,811	18,169
5.00%, 7/1/2039	40,715	39,036
5.00%, 9/1/2039	4,330	4,171
6.00%, 11/1/2039	29,276	29,406
5.00%, 1/1/2040	12,765	12,257
5.00%, 3/1/2040	34,937	33,502
5.00%, 4/1/2040	15,450	14,816
6.00%, 4/1/2040	33,193	33,289
5.00%, 5/1/2040	13,795	13,220
6.00%, 5/1/2040	80,108	80,340
5.00%, 7/1/2040	76,905	73,559
6.00%, 7/1/2040	125,719	126,248
4.00%, 1/1/2041	10,598	9,476
5.00%, 5/1/2041	108,741	104,302
3.50%, 11/1/2041	55,001	48,370
3.00%, 3/1/2042	9,320	7,880
3.00%, 4/1/2042	70,612	59,680
3.00%, 6/1/2042	58,975	49,832
3.50%, 7/1/2042	570,746	501,942
3.00%, 8/1/2042	33,492	28,300
3.00%, 12/1/2042	72,672	61,378
3.00%, 1/1/2043	37,510	31,643
3.00%, 2/1/2043	19,654	16,683

Investments	Principal Amount	Value
3.00%, 4/1/2043	$24,492	$20,631
3.00%, 6/1/2043	15,182	12,814
3.50%, 8/1/2043	637,674	555,213
3.00%, 10/1/2043	47,967	40,406
4.00%, 8/1/2044	10,728	9,413
5.00%, 8/1/2044	30,302	29,284
4.00%, 1/1/2045	32,604	28,934
4.00%, 2/1/2045	72,152	64,088
4.50%, 2/1/2045	358,793	327,172
4.00%, 8/1/2045	80,908	71,953
4.00%, 9/1/2045	13,610	12,064
4.00%, 10/1/2045	135,936	120,404
4.00%, 11/1/2045	28,001	24,890
4.00%, 12/1/2045	11,441	10,138
4.00%, 1/1/2046	36,024	31,959
2.50%, 9/1/2046	21,545	16,888
3.00%, 11/1/2046	23,272	19,254

FHLMC UMBS
3.00%, 8/1/2026	38,866	37,649
3.00%, 1/1/2027	63,190	60,983
3.00%, 2/1/2027	36,524	35,198
3.00%, 4/1/2027	225,151	217,127
2.50%, 6/1/2027	21,804	20,793
2.50%, 3/1/2028	766,102	727,069
3.00%, 8/1/2029	105,118	98,880
2.50%, 8/1/2030	851,807	786,853
2.50%, 11/1/2030	34,306	32,393
3.00%, 5/1/2031	62,559	60,011
2.00%, 8/1/2031	27,118	24,327
4.00%, 8/1/2031	66,741	63,296
4.00%, 9/1/2031	60,704	57,531
2.00%, 11/1/2031	43,724	39,134
2.50%, 12/1/2031	586,655	539,647
2.00%, 1/1/2032	87,554	78,534
4.00%, 1/1/2032	80,979	76,670
2.00%, 2/1/2032	94,171	81,683
3.50%, 2/1/2032	150,071	139,641
4.00%, 2/1/2032	125,056	118,441
3.50%, 3/1/2032	126,230	117,456
3.50%, 7/1/2032	97,512	90,607
2.00%, 12/1/2032	719,222	645,113
3.00%, 4/1/2033	1,322,763	1,251,914
3.50%, 5/1/2033	30,409	28,179
3.00%, 10/1/2033	1,388,085	1,303,438
2.00%, 10/1/2035	1,077,813	924,061

See Accompanying Notes to the Financial Statements.

378	FLEXSHARES ANNUAL REPORT

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
1.50%, 2/1/2036	$1,147,948	$950,983
2.00%, 3/1/2036	410,219	351,333
1.50%, 4/1/2036	304,001	251,720
4.00%, 5/1/2036	23,675	22,453
5.00%, 3/1/2038	47,274	45,743
5.00%, 7/1/2039	63,980	61,248
3.00%, 9/1/2039	100,616	86,004
3.00%, 10/1/2039	28,415	24,265
5.00%, 10/1/2039	23,524	22,602
3.00%, 11/1/2039	113,060	96,500
5.00%, 1/1/2040	24,294	23,417
5.00%, 3/1/2040	36,722	35,206
5.00%, 5/1/2040	51,010	48,841
2.00%, 7/1/2040	102,924	81,573
1.50%, 10/1/2040	535,347	403,232
3.50%, 12/1/2040	40,000	35,125
2.00%, 1/1/2041	164,501	130,984
2.00%, 2/1/2041	960,772	761,437
1.50%, 3/1/2041	696,120	521,670
2.00%, 3/1/2041	596,553	472,782
4.50%, 3/1/2041	68,990	63,655
4.50%, 4/1/2041	15,321	14,146
1.50%, 5/1/2041	574,531	429,835
2.50%, 6/1/2041	461,626	374,071
2.00%, 10/1/2041	506,265	398,284
4.00%, 1/1/2042	53,228	47,599
5.00%, 2/1/2042	43,289	41,289
3.50%, 11/1/2042	70,001	61,035
3.50%, 1/1/2043	35,854	31,484
3.50%, 2/1/2043	24,350	21,381
2.50%, 6/1/2043	371,604	294,654
4.00%, 12/1/2043	10,706	9,499
4.50%, 3/1/2044	49,981	46,039
4.00%, 6/1/2044	3,867	3,389
4.50%, 7/1/2044	18,383	16,865
4.00%, 8/1/2044	11,592	10,156
4.50%, 12/1/2044	12,424	11,392
4.00%, 2/1/2045	14,430	12,798
4.50%, 9/1/2045	14,537	13,314
4.00%, 10/1/2045	37,280	33,068
4.00%, 12/1/2045	18,726	16,611
4.50%, 12/1/2045	591,780	542,664
3.00%, 1/1/2046	39,384	32,764
4.00%, 1/1/2046	32,526	28,835
4.00%, 2/1/2046	232,167	207,411
4.50%, 4/1/2046	30,386	27,941

Investments	Principal Amount	Value
4.00%, 11/1/2046	$169,382	$148,202
4.50%, 3/1/2047	431,550	395,449
4.50%, 8/1/2048	407,951	371,520
6.00%, 6/1/2053	837,919	817,102
6.50%, 10/1/2053	594,486	591,383

FNMA UMBS
3.50%, 12/1/2025	412,385	403,444
4.00%, 5/1/2026	239,622	233,168
3.00%, 11/1/2026	560,673	541,396
3.00%, 12/1/2026	166,563	160,806
3.50%, 12/1/2026	236,864	230,973
3.00%, 1/1/2027	54,435	52,534
3.00%, 2/1/2027	64,687	62,384
3.00%, 6/1/2027	218,841	210,478
3.00%, 8/1/2027	235,889	226,588
3.00%, 10/1/2027	68,360	65,583
3.00%, 11/1/2027	82,755	79,397
2.50%, 12/1/2027	164,999	156,750
2.50%, 1/1/2028	904,633	859,557
2.50%, 4/1/2028	54,526	51,794
2.50%, 9/1/2028	43,023	40,900
3.50%, 12/1/2028	83,527	79,309
3.00%, 2/1/2029	109,383	104,406
2.50%, 3/1/2029	204,796	194,072
2.50%, 6/1/2029	75,856	72,107
3.50%, 12/1/2029	661,225	633,279
2.50%, 7/1/2030	190,404	180,470
3.00%, 7/1/2030	738,979	705,721
2.50%, 8/1/2030	848,087	784,452
3.00%, 9/1/2030	1,051,550	1,004,678
3.50%, 10/1/2030	47,505	44,210
3.50%, 11/1/2030	8,075	7,515
3.00%, 12/1/2030	1,308,078	1,228,399
3.50%, 2/1/2031	715,346	679,224
2.50%, 3/1/2031	397,522	375,352
4.00%, 8/1/2031	163,401	154,962
2.00%, 9/1/2031	22,387	20,082
2.00%, 11/1/2031	53,323	47,834
4.00%, 12/1/2031	56,895	53,903
4.00%, 3/1/2032	40,382	38,221
3.50%, 7/1/2032	215,176	200,213
3.50%, 10/1/2032	238,507	231,996
6.00%, 12/1/2032	9,446	9,382
6.00%, 4/1/2033	6,427	6,398
4.00%, 10/1/2033	33,068	31,362
4.00%, 3/1/2034	445,446	433,224
6.00%, 8/1/2034	31,528	31,622

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	379

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
6.50%, 9/1/2034	$90,193	$91,704
6.00%, 12/1/2034	144,093	144,347
3.00%, 2/1/2035	697,635	655,199
3.00%, 7/1/2035	984,880	921,524
5.00%, 8/1/2035	19,522	18,930
1.50%, 10/1/2035	153,511	127,184
6.00%, 11/1/2035	28,083	28,077
5.00%, 12/1/2035	43,163	41,845
6.00%, 6/1/2036	39,237	39,355
2.00%, 7/1/2036	914,065	779,015
2.50%, 7/1/2036	714,102	623,580
5.00%, 7/1/2036	19,048	18,466
6.50%, 8/1/2036	14,466	14,855
2.50%, 11/1/2036	334,483	289,098
6.00%, 11/1/2036	37,246	37,358
1.50%, 2/1/2037	853,796	702,407
2.50%, 4/1/2037	791,186	682,241
1.50%, 8/1/2037	295,482	243,381
6.00%, 8/1/2037	130,800	131,009
6.00%, 9/1/2037	18,699	18,756
6.50%, 10/1/2037	29,506	29,918
5.00%, 3/1/2038	47,444	45,658
5.00%, 5/1/2038	36,882	35,772
6.00%, 5/1/2038	12,966	13,001
6.00%, 9/1/2038	24,012	24,060
5.00%, 6/1/2039	42,328	40,887
3.50%, 8/1/2039	465,308	425,127
5.00%, 10/1/2039	40,583	38,975
3.00%, 1/1/2040	36,155	30,834
5.00%, 2/1/2040	36,266	35,178
5.00%, 6/1/2040	13,639	13,062
6.00%, 6/1/2040	99,764	99,923
3.50%, 1/1/2041	33,863	29,737
1.50%, 2/1/2041	771,665	579,370
3.50%, 2/1/2041	21,926	19,255
1.50%, 4/1/2041	417,407	312,356
2.00%, 5/1/2041	478,150	378,269
4.50%, 5/1/2041	36,523	33,696
5.00%, 5/1/2041	30,756	29,309
6.00%, 5/1/2041	22,324	22,383
4.50%, 6/1/2041	12,097	11,150
2.50%, 7/1/2041	581,023	469,486
5.00%, 7/1/2041	406,148	386,803
6.00%, 7/1/2041	25,538	25,614
4.50%, 8/1/2041	107,399	99,156
5.00%, 8/1/2041	57,294	54,872

Investments	Principal Amount	Value
4.00%, 9/1/2041	$178,241	$159,388
4.50%, 9/1/2041	68,576	63,210
3.50%, 10/1/2041	123,077	108,075
4.00%, 10/1/2041	45,425	40,445
5.00%, 10/1/2041	59,935	57,070
4.00%, 11/1/2041	66,464	59,433
4.00%, 12/1/2041	16,713	14,945
4.00%, 1/1/2042	154,223	136,157
4.50%, 1/1/2042	16,893	15,596
6.00%, 1/1/2042	63,361	63,552
3.00%, 3/1/2042	25,318	21,361
4.00%, 3/1/2042	77,289	69,503
3.00%, 4/1/2042	46,922	39,593
4.50%, 4/1/2042	85,870	79,279
3.50%, 5/1/2042	22,296	19,579
4.50%, 5/1/2042	62,984	58,149
3.50%, 6/1/2042	41,370	36,328
3.50%, 7/1/2042	125,830	110,495
4.00%, 7/1/2042	104,367	93,328
3.50%, 8/1/2042	38,711	33,993
3.00%, 9/1/2042	67,495	56,915
3.50%, 9/1/2042	12,378	10,870
4.00%, 9/1/2042	65,381	58,357
3.00%, 10/1/2042	137,144	115,699
3.50%, 10/1/2042	23,774	20,877
2.50%, 12/1/2042	223,488	177,210
3.00%, 12/1/2042	130,451	110,000
2.50%, 1/1/2043	7,713	6,116
3.00%, 1/1/2043	126,664	106,640
3.50%, 1/1/2043	35,644	31,123
4.00%, 1/1/2043	68,408	61,172
4.50%, 1/1/2043	169,653	156,636
2.50%, 2/1/2043	292,267	231,390
3.00%, 2/1/2043	174,435	146,954
3.50%, 2/1/2043	67,342	59,129
3.50%, 3/1/2043	79,723	70,003
2.50%, 5/1/2043	11,826	9,283
2.50%, 6/1/2043	6,304	4,988
4.00%, 8/1/2043	37,277	33,101
4.00%, 9/1/2043	87,836	78,174
4.50%, 9/1/2043	25,082	23,015
4.00%, 10/1/2043	107,858	95,714
4.00%, 11/1/2043	226,639	201,103
4.50%, 11/1/2043	83,664	76,719
4.50%, 12/1/2043	61,041	56,072
4.00%, 1/1/2044	87,071	77,266
4.50%, 2/1/2044	16,390	15,029
4.50%, 3/1/2044	103,206	96,314

See Accompanying Notes to the Financial Statements.

380	FLEXSHARES ANNUAL REPORT

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
5.00%, 3/1/2044	$17,045	$16,120
4.00%, 4/1/2044	840,185	742,772
4.50%, 4/1/2044	179,611	164,703
5.00%, 6/1/2044	29,908	28,391
4.00%, 10/1/2044	34,254	30,422
4.50%, 10/1/2044	7,772	7,127
4.50%, 12/1/2044	31,693	29,077
4.00%, 2/1/2045	24,931	22,091
4.50%, 2/1/2045	108,072	99,106
4.00%, 4/1/2045	22,670	20,073
4.00%, 8/1/2045	10,768	9,533
4.00%, 11/1/2045	62,102	54,942
4.50%, 11/1/2045	73,019	66,959
4.00%, 12/1/2045	144,226	128,380
4.00%, 2/1/2046	7,138	6,366
4.50%, 3/1/2046	117,134	107,363
4.00%, 4/1/2046	10,703	9,488
2.50%, 6/1/2046	71,052	56,344
4.50%, 6/1/2046	76,511	70,162
4.50%, 7/1/2046	16,052	14,714
4.50%, 8/1/2046	13,515	12,394
2.50%, 10/1/2046	57,674	45,144
4.50%, 10/1/2046	27,931	25,589
2.50%, 12/1/2046	19,456	15,209
4.50%, 1/1/2047	25,073	22,976
4.00%, 2/1/2047	27,888	24,679
4.50%, 2/1/2047	31,008	28,525
4.50%, 5/1/2047	479,084	435,566
4.50%, 7/1/2047	69,658	63,875
5.00%, 7/1/2047	27,584	26,503
5.50%, 2/1/2049	1,711,107	1,679,909
6.00%, 2/1/2049	78,442	79,786
4.50%, 7/1/2049	461,406	418,845
4.50%, 11/1/2049	460,795	422,489
4.50%, 5/1/2050	739,925	670,265
5.00%, 6/1/2050	1,062,207	996,917
3.50%, 7/1/2050	468,469	404,427
4.00%, 7/1/2050	1,285,484	1,124,606
4.50%, 10/1/2050	1,202,357	1,094,565
5.00%, 10/1/2050	978,631	917,264
6.50%, 11/1/2053	1,000,000	994,429

GNMA
5.50%, 8/20/2033	25,044	24,826
5.50%, 11/20/2033	23,622	23,416
5.50%, 3/20/2034	29,053	28,800
5.50%, 7/20/2034	18,226	18,068

Investments	Principal Amount	Value
5.50%, 9/20/2034	$8,077	$7,791
5.50%, 3/20/2036	60,062	59,541
5.50%, 9/20/2038	36,426	36,108
5.50%, 2/20/2039	59,919	59,398
4.50%, 5/15/2039	1,506,962	1,427,208
5.00%, 11/15/2039	479,704	460,047
4.00%, 6/15/2040	293,465	269,012
4.00%, 8/15/2040	289,615	265,417
4.00%, 11/15/2040	223,255	204,137
5.50%, 12/20/2040	17,216	17,049
5.50%, 1/20/2041	18,443	18,282
4.00%, 9/15/2041	833,688	756,369
5.50%, 12/20/2041	44,220	43,049
5.50%, 2/20/2042	12,110	12,005
3.00%, 4/15/2042	999,025	858,216
3.50%, 6/15/2042	432,931	383,733
2.50%, 3/20/2043	38,240	31,056
2.50%, 5/20/2043	55,731	45,269
5.50%, 3/20/2044	51,183	50,737
4.50%, 10/20/2044	112,926	105,022
2.50%, 11/20/2044	33,713	27,377
5.00%, 6/20/2045	142,118	136,445
4.00%, 8/15/2045	1,060,139	964,078
4.50%, 12/20/2045	236,839	219,385
4.50%, 4/20/2046	274,508	255,386
5.00%, 5/20/2046	338,136	325,447
3.50%, 6/15/2046	1,803,668	1,595,211
3.50%, 10/20/2047	1,010,017	872,594
4.00%, 2/20/2048	900,831	805,154
5.00%, 5/20/2048	125,614	118,803
5.50%, 1/20/2049	290,194	281,458
5.50%, 7/20/2049	8,264	8,060
4.00%, 12/20/2051	404,141	358,358
5.50%, 12/20/2052	572,146	547,937
6.50%, 6/20/2053	1,776,889	1,774,649
7.00%, 8/20/2053	996,642	1,010,393
7.00%, 9/20/2053	1,198,206	1,214,611
Total Mortgage-Backed Securities (Cost $81,464,885)		73,778,449

Total Investments – 99.1% (Cost $81,464,885)		73,778,449

Other assets less liabilities – 0.9%		645,590
NET ASSETS – 100.0%		$74,424,039

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	381

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Percentages shown are based on Net Assets.

Abbreviations

FHLMC Federal Home Loan Mortgage Corp.

FNMA Federal National Mortgage Association

GNMA Government National Mortgage Association

UMBS Uniform Mortgage-Backed Securities

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$69,697
Aggregate gross unrealized depreciation	(7,921,123)
Net unrealized depreciation	$(7,851,426)
Federal income tax cost	$81,629,875

Security Type	% of Net Assets
Mortgage-Backed Securities	99.1%
Others(1)	0.9
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

382	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Credit-Scored US Corporate Bond Index Fund

October 31, 2023

Investments	Principal Amount	Value

CORPORATE BONDS – 96.7%

Aerospace & Defense – 1.2%

General Dynamics Corp.
1.15%, 6/1/2026	$250,000	$224,223
3.50%, 4/1/2027	50,000	46,879

HEICO Corp.
5.25%, 8/1/2028	200,000	192,928
5.35%, 8/1/2033	100,000	91,785

Hexcel Corp.
4.20%, 2/15/2027(a)	50,000	45,909

Howmet Aerospace, Inc.
6.88%, 5/1/2025	300,000	301,045
3.00%, 1/15/2029	250,000	211,017

Huntington Ingalls Industries, Inc.
3.84%, 5/1/2025	150,000	145,175
4.20%, 5/1/2030	200,000	177,083

L3Harris Technologies, Inc.
4.40%, 6/15/2028	400,000	373,565

Leidos, Inc.
4.38%, 5/15/2030	252,000	221,567
2.30%, 2/15/2031	150,000	112,814
5.75%, 3/15/2033	130,000	120,826

Lockheed Martin Corp.
3.55%, 1/15/2026	152,000	146,133
3.90%, 6/15/2032	140,000	122,544
5.25%, 1/15/2033	100,000	96,352

Textron, Inc.
3.88%, 3/1/2025	250,000	242,966
3.90%, 9/17/2029	200,000	177,755
3.00%, 6/1/2030	200,000	164,884
		3,215,450

Air Freight & Logistics – 0.1%

CH Robinson Worldwide, Inc.
4.20%, 4/15/2028	212,000	195,771

Automobile Components – 0.2%

Lear Corp.
4.25%, 5/15/2029	150,000	134,110

Magna International, Inc.
4.15%, 10/1/2025	250,000	242,815
2.45%, 6/15/2030	200,000	161,416
5.50%, 3/21/2033	100,000	95,388
		633,729

Investments	Principal Amount	Value

Banks – 25.4%

Banco Bilbao Vizcaya Argentaria SA
5.86%, 9/14/2026(b)	$200,000	$197,028
6.14%, 9/14/2028(b)	200,000	195,266

Banco Santander SA
3.50%, 3/24/2025	110,000	105,793
5.18%, 11/19/2025	81,000	78,192
1.85%, 3/25/2026	110,000	98,273
1.72%, 9/14/2027(b)	202,000	175,090
2.75%, 12/3/2030	200,000	145,875
6.92%, 8/8/2033	200,000	185,756

Bank of America Corp.
Series L, 3.95%, 4/21/2025	480,000	463,927
4.45%, 3/3/2026	300,000	287,274
3.38%, 4/2/2026(b)	250,000	239,538
1.32%, 6/19/2026(b)	250,000	229,755
4.83%, 7/22/2026(b)	250,000	243,616
4.25%, 10/22/2026	350,000	330,294
5.08%, 1/20/2027(b)	150,000	146,020
Series N, 1.66%, 3/11/2027(b)	50,000	44,737
3.56%, 4/23/2027(b)	361,000	337,185
1.73%, 7/22/2027(b)	724,000	638,937
5.93%, 9/15/2027(b)	250,000	247,446
Series L, 4.18%, 11/25/2027	300,000	275,948
3.82%, 1/20/2028(b)	200,000	184,574
3.59%, 7/21/2028(b)	201,000	181,895
4.95%, 7/22/2028(b)	129,000	122,594
3.42%, 12/20/2028(b)	300,000	267,039
3.97%, 3/5/2029(b)	135,000	122,153
5.20%, 4/25/2029(b)	230,000	218,676
2.09%, 6/14/2029(b)	230,000	189,899
4.27%, 7/23/2029(b)	250,000	227,504
5.82%, 9/15/2029(b)	100,000	97,373
3.97%, 2/7/2030(b)	900,000	795,938
2.59%, 4/29/2031(b)	100,000	78,836
1.90%, 7/23/2031(b)	100,000	74,397
Series N, 2.65%, 3/11/2032(b)	110,000	84,301
2.69%, 4/22/2032(b)	184,000	141,082
2.30%, 7/21/2032(b)	194,000	143,126

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	383

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Banks – (continued)
2.57%, 10/20/2032(b)	$100,000	$74,894
2.97%, 2/4/2033(b)	111,000	85,074
4.57%, 4/27/2033(b)	221,000	190,592
5.02%, 7/22/2033(b)	222,000	198,485
5.29%, 4/25/2034(b)	331,000	298,956
2.48%, 9/21/2036(b)	250,000	178,174
3.85%, 3/8/2037(b)	312,000	246,133

Bank of America NA
5.53%, 8/18/2026	250,000	248,067

Bank of Montreal
1.85%, 5/1/2025	250,000	234,953
5.30%, 6/5/2026	400,000	393,544
1.25%, 9/15/2026	250,000	219,120
3.80%, 12/15/2032(b)	495,000	428,994
3.09%, 1/10/2037(b)	350,000	252,811

Bank of Nova Scotia (The)
1.45%, 1/10/2025	300,000	284,356
4.50%, 12/16/2025	300,000	289,315
4.59%, 5/4/2037(b)	300,000	242,601
Series 2, 3.63%, 10/27/2081(b)	200,000	140,358
8.63%, 10/27/2082(b)	250,000	244,561

Bank OZK
2.75%, 10/1/2031(b)	101,000	74,246

BankUnited, Inc.
4.88%, 11/17/2025	100,000	93,312
5.13%, 6/11/2030	80,000	63,293

Barclays plc
3.65%, 3/16/2025	101,000	97,127
5.20%, 5/12/2026	172,000	164,270
5.30%, 8/9/2026(b)	213,000	207,835
4.84%, 5/9/2028	273,000	245,342
4.97%, 5/16/2029(b)	200,000	184,109
5.09%, 6/20/2030(b)	200,000	173,311
7.44%, 11/2/2033(b)	300,000	299,333
7.12%, 6/27/2034(b)	250,000	232,171
3.56%, 9/23/2035(b)	200,000	150,613

Cadence Bank
4.13%, 11/20/2029(b)	100,000	90,761

Capital One NA
2.28%, 1/28/2026(b)	250,000	235,895

Citigroup, Inc.
3.88%, 3/26/2025	200,000	192,910

Investments	Principal Amount	Value

Banks – (continued)
4.40%, 6/10/2025	$350,000	$338,733
5.50%, 9/13/2025	100,000	98,595
4.60%, 3/9/2026	484,000	463,885
3.11%, 4/8/2026(b)	574,000	547,814
3.20%, 10/21/2026	403,000	371,511
4.30%, 11/20/2026	250,000	234,926
1.46%, 6/9/2027(b)	400,000	352,081
4.45%, 9/29/2027	1,010,000	932,979
3.89%, 1/10/2028(b)	150,000	139,062
3.67%, 7/24/2028(b)	352,000	318,885
4.13%, 7/25/2028	454,000	407,527
4.08%, 4/23/2029(b)	252,000	229,201
3.98%, 3/20/2030(b)	757,000	669,733
4.41%, 3/31/2031(b)	600,000	530,823
2.57%, 6/3/2031(b)	252,000	197,330
2.56%, 5/1/2032(b)	200,000	151,761
6.63%, 6/15/2032	250,000	247,629
3.06%, 1/25/2033(b)	302,000	232,512
5.88%, 2/22/2033	100,000	93,948
3.79%, 3/17/2033(b)	50,000	40,591
4.91%, 5/24/2033(b)	50,000	44,312
6.27%, 11/17/2033(b)	253,000	245,652
6.17%, 5/25/2034(b)	950,000	883,058

Citizens Bank NA
2.25%, 4/28/2025	695,000	643,651
6.06%, 10/24/2025(b)	250,000	239,068
4.58%, 8/9/2028(b)	500,000	443,446

Citizens Financial Group, Inc.
2.85%, 7/27/2026	60,000	53,312
3.25%, 4/30/2030	202,000	155,802
5.64%, 5/21/2037(b)	250,000	199,414

Comerica Bank
5.33%, 8/25/2033(b)	250,000	193,597

Comerica, Inc.
4.00%, 2/1/2029	183,000	149,719

Cooperatieve Rabobank UA
5.00%, 1/13/2025	250,000	247,698
3.38%, 5/21/2025	250,000	240,713
3.75%, 7/21/2026	252,000	234,127

Discover Bank
4.25%, 3/13/2026	250,000	235,956
3.45%, 7/27/2026	252,000	228,083
4.65%, 9/13/2028	327,000	287,388
2.70%, 2/6/2030	303,000	228,417

See Accompanying Notes to the Financial Statements.

384	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Banks – (continued)

Fifth Third Bancorp
2.55%, 5/5/2027	$202,000	$174,466
1.71%, 11/1/2027(b)	50,000	42,616
6.36%, 10/27/2028(b)	505,000	491,512
6.34%, 7/27/2029(b)	100,000	96,860
4.77%, 7/28/2030(b)	178,000	157,747

Fifth Third Bank NA
3.85%, 3/15/2026	243,000	223,878

First Citizens BancShares, Inc.
3.38%, 3/15/2030(b)	200,000	186,463

First Horizon Bank
5.75%, 5/1/2030	250,000	211,589

HSBC Holdings plc
4.25%, 8/18/2025	300,000	287,387
4.30%, 3/8/2026	200,000	191,665
3.90%, 5/25/2026	200,000	188,710
2.10%, 6/4/2026(b)	742,000	691,403
4.29%, 9/12/2026(b)	150,000	143,928
4.38%, 11/23/2026	640,000	603,866
1.59%, 5/24/2027(b)	250,000	220,204
5.89%, 8/14/2027(b)	250,000	245,605
2.25%, 11/22/2027(b)	232,000	203,408
4.04%, 3/13/2028(b)	414,000	380,248
4.76%, 6/9/2028(b)	280,000	262,157
5.21%, 8/11/2028(b)	250,000	238,453
7.39%, 11/3/2028(b)	283,000	290,301
4.58%, 6/19/2029(b)	620,000	564,970
2.21%, 8/17/2029(b)	250,000	203,405
3.97%, 5/22/2030(b)	928,000	801,775
2.36%, 8/18/2031(b)	50,000	37,686
7.63%, 5/17/2032	100,000	101,966
2.80%, 5/24/2032(b)	202,000	152,080
2.87%, 11/22/2032(b)	450,000	335,481
4.76%, 3/29/2033(b)	202,000	167,120
5.40%, 8/11/2033(b)	202,000	181,633
8.11%, 11/3/2033(b)	200,000	206,967
6.25%, 3/9/2034(b)	300,000	284,753
6.55%, 6/20/2034(b)	600,000	557,608

Huntington Bancshares, Inc.
4.00%, 5/15/2025	151,000	144,680
4.44%, 8/4/2028(b)	131,000	119,650
2.55%, 2/4/2030	132,000	101,588
2.49%, 8/15/2036(b)	100,000	67,309

Investments	Principal Amount	Value

Banks – (continued)

Huntington National Bank (The)
5.70%, 11/18/2025(b)	$502,000	$487,400
4.55%, 5/17/2028(b)	250,000	229,780
5.65%, 1/10/2030	344,000	315,160

ING Groep NV
1.73%, 4/1/2027(b)	112,000	100,039
6.11%, 9/11/2034(b)	100,000	93,705

JPMorgan Chase & Co.
2.01%, 3/13/2026(b)	410,000	386,899
2.08%, 4/22/2026(b)	900,000	845,843
1.05%, 11/19/2026(b)	40,000	35,975
4.13%, 12/15/2026	250,000	236,198
3.96%, 1/29/2027(b)	360,000	343,153
1.58%, 4/22/2027(b)	932,000	831,469
1.47%, 9/22/2027(b)	250,000	217,784
6.07%, 10/22/2027(b)	250,000	249,472
3.78%, 2/1/2028(b)	250,000	231,950
4.32%, 4/26/2028(b)	250,000	234,835
3.54%, 5/1/2028(b)	531,000	486,044
2.18%, 6/1/2028(b)	121,000	105,185
3.51%, 1/23/2029(b)	120,000	107,668
4.01%, 4/23/2029(b)	352,000	320,577
2.07%, 6/1/2029(b)	50,000	41,561
4.20%, 7/23/2029(b)	253,000	232,027
4.45%, 12/5/2029(b)	253,000	232,709
3.70%, 5/6/2030(b)	290,000	254,432
4.57%, 6/14/2030(b)	250,000	229,442
8.75%, 9/1/2030	60,000	67,715
4.49%, 3/24/2031(b)	171,000	154,260
2.52%, 4/22/2031(b)	200,000	159,067
2.96%, 5/13/2031(b)	600,000	483,829
1.95%, 2/4/2032(b)	307,000	228,069
2.58%, 4/22/2032(b)	60,000	46,340
2.96%, 1/25/2033(b)	350,000	272,683
4.59%, 4/26/2033(b)	163,000	143,264
4.91%, 7/25/2033(b)	350,000	314,380
5.72%, 9/14/2033(b)	400,000	374,581

KeyBank NA
4.15%, 8/8/2025	303,000	281,793
4.70%, 1/26/2026	250,000	232,187
3.40%, 5/20/2026	505,000	444,455
5.85%, 11/15/2027	255,000	236,157

KeyCorp
4.15%, 10/29/2025	50,000	46,565
2.25%, 4/6/2027	303,000	251,475

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	385

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Banks – (continued)
4.10%, 4/30/2028	$352,000	$301,118
2.55%, 10/1/2029	151,000	112,810

Lloyds Banking Group plc
4.58%, 12/10/2025	402,000	382,329
3.51%, 3/18/2026(b)	202,000	193,647
4.65%, 3/24/2026	303,000	286,956
4.72%, 8/11/2026(b)	250,000	242,323
3.57%, 11/7/2028(b)	200,000	177,575
7.95%, 11/15/2033(b)	200,000	202,800

M&T Bank Corp.
4.55%, 8/16/2028(b)	121,000	110,198
5.05%, 1/27/2034(b)	250,000	209,271

Manufacturers & Traders Trust Co.
2.90%, 2/6/2025	300,000	284,460
4.65%, 1/27/2026	505,000	476,961
3.40%, 8/17/2027	303,000	257,736
4.70%, 1/27/2028	252,000	228,357

Mitsubishi UFJ Financial Group, Inc.
2.19%, 2/25/2025	200,000	190,046
3.85%, 3/1/2026	252,000	240,112
2.34%, 1/19/2028(b)	200,000	176,752
3.20%, 7/18/2029	214,000	182,345
2.31%, 7/20/2032(b)	200,000	149,153
5.44%, 2/22/2034(b)	200,000	186,397

Mizuho Financial Group, Inc.
1.55%, 7/9/2027(b)	260,000	229,696
4.02%, 3/5/2028	83,000	76,681
2.56%, 9/13/2031	250,000	183,702
2.26%, 7/9/2032(b)	200,000	147,102

National Australia Bank Ltd.
5.13%, 11/22/2024	132,000	131,276
4.97%, 1/12/2026	130,000	128,464

NatWest Group plc
4.80%, 4/5/2026	82,000	79,008
7.47%, 11/10/2026(b)	250,000	254,396
5.08%, 1/27/2030(b)	443,000	406,617
4.45%, 5/8/2030(b)	635,000	562,871
6.02%, 3/2/2034(b)	200,000	186,224

PNC Bank NA
4.05%, 7/26/2028	462,000	411,440

Investments	Principal Amount	Value

Banks – (continued)

PNC Financial Services Group, Inc. (The)
1.15%, 8/13/2026	$200,000	$175,631
5.07%, 1/24/2034(b)	150,000	131,992

Regions Financial Corp.
2.25%, 5/18/2025	242,000	222,206
1.80%, 8/12/2028	160,000	125,026

Royal Bank of Canada
4.65%, 1/27/2026	493,000	477,959
5.00%, 2/1/2033	500,000	452,057
5.00%, 5/2/2033	270,000	243,119

Santander Holdings USA, Inc.
3.45%, 6/2/2025	40,000	37,843
4.50%, 7/17/2025	72,000	69,156
2.49%, 1/6/2028(b)	150,000	129,138

Santander UK Group Holdings plc
3.82%, 11/3/2028(b)	152,000	133,747

Sumitomo Mitsui Financial Group, Inc.
1.40%, 9/17/2026	172,000	150,970
3.04%, 7/16/2029	140,000	118,034
2.72%, 9/27/2029	42,000	34,571

Synovus Bank
5.63%, 2/15/2028	250,000	222,034

Toronto-Dominion Bank (The)
5.53%, 7/17/2026	440,000	435,446
4.11%, 6/8/2027	200,000	187,507
4.69%, 9/15/2027	50,000	47,618
3.63%, 9/15/2031(b)	505,000	464,125
2.45%, 1/12/2032	100,000	75,251
3.20%, 3/10/2032	100,000	79,481
4.46%, 6/8/2032	121,000	105,511
8.13%, 10/31/2082(b)	505,000	495,436

Truist Bank
3.63%, 9/16/2025	202,000	190,571
3.30%, 5/15/2026	230,000	210,609
3.80%, 10/30/2026	360,000	329,755

Truist Financial Corp.
3.88%, 3/19/2029	273,000	233,325

US Bancorp
3.10%, 4/27/2026	200,000	184,358
5.78%, 6/12/2029(b)	100,000	96,156
4.97%, 7/22/2033(b)	101,000	84,523
2.49%, 11/3/2036(b)	100,000	68,330

See Accompanying Notes to the Financial Statements.

386	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Banks – (continued)

US Bank NA
2.05%, 1/21/2025	$2,000	$1,904

Wachovia Corp.
7.57%, 8/1/2026(a)	200,000	206,899

Webster Financial Corp.
4.10%, 3/25/2029	100,000	82,990

Wells Fargo & Co.
3.00%, 4/22/2026	230,000	213,700
3.91%, 4/25/2026(b)	250,000	241,051
2.19%, 4/30/2026(b)	900,000	846,629
4.10%, 6/3/2026	812,000	766,812
3.00%, 10/23/2026	400,000	366,424
3.20%, 6/17/2027(b)	922,000	852,305
3.53%, 3/24/2028(b)	500,000	455,887
3.58%, 5/22/2028(b)	116,000	105,588
2.39%, 6/2/2028(b)	505,000	440,192
4.81%, 7/25/2028(b)	353,000	333,934
5.57%, 7/25/2029(b)	250,000	241,071
6.30%, 10/23/2029(b)	250,000	247,932
Series B, 7.95%, 11/15/2029	250,000	263,690
2.57%, 2/11/2031(b)	100,000	79,181
4.48%, 4/4/2031(b)	300,000	266,554
3.35%, 3/2/2033(b)	101,000	79,524
4.90%, 7/25/2033(b)	303,000	266,323
5.39%, 4/24/2034(b)	1,151,000	1,041,949
5.56%, 7/25/2034(b)	250,000	228,848

Westpac Banking Corp.
1.15%, 6/3/2026	250,000	223,396
5.46%, 11/18/2027	200,000	198,492
2.89%, 2/4/2030(b)	400,000	378,570
4.32%, 11/23/2031(b)	454,000	419,040
5.41%, 8/10/2033(b)	300,000	263,616
4.11%, 7/24/2034(b)	404,000	342,933
2.67%, 11/15/2035(b)	300,000	218,031
3.02%, 11/18/2036(b)	350,000	251,754

Wintrust Financial Corp.
4.85%, 6/6/2029	100,000	86,207

Zions Bancorp NA
3.25%, 10/29/2029	252,000	187,671
		69,650,461

Investments	Principal Amount	Value

Beverages – 0.9%

Brown-Forman Corp.
4.75%, 4/15/2033	$130,000	$120,549

Coca-Cola Co. (The)
3.45%, 3/25/2030	303,000	269,903
1.65%, 6/1/2030	200,000	157,963
1.38%, 3/15/2031	250,000	187,581

Constellation Brands, Inc.
4.75%, 11/15/2024	250,000	246,959
3.60%, 2/15/2028	200,000	182,925
4.65%, 11/15/2028	252,000	238,474
2.88%, 5/1/2030	200,000	164,693
2.25%, 8/1/2031	100,000	75,991

Diageo Capital plc
2.38%, 10/24/2029	244,000	203,545

PepsiCo, Inc.
7.00%, 3/1/2029	100,000	106,695
2.75%, 3/19/2030	353,000	300,653
3.90%, 7/18/2032	150,000	132,944
		2,388,875

Biotechnology – 1.7%

AbbVie, Inc.
2.60%, 11/21/2024	600,000	579,756
3.80%, 3/15/2025	853,000	830,344
3.60%, 5/14/2025	750,000	725,557
3.20%, 5/14/2026	252,000	237,640
2.95%, 11/21/2026	526,000	487,162
4.25%, 11/14/2028	222,000	208,996
3.20%, 11/21/2029	667,000	581,269

Biogen, Inc.
4.05%, 9/15/2025	352,000	339,691
2.25%, 5/1/2030	250,000	196,343

Gilead Sciences, Inc.
3.50%, 2/1/2025	382,000	371,200

Regeneron Pharmaceuticals, Inc.
1.75%, 9/15/2030	250,000	188,405
		4,746,363

Building Products – 0.7%

Allegion plc
3.50%, 10/1/2029	152,000	130,433

Carlisle Cos., Inc.
3.75%, 12/1/2027	91,000	83,500
2.75%, 3/1/2030	183,000	147,904

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	387

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Building Products – (continued)

Carrier Global Corp.
2.24%, 2/15/2025	$50,000	$47,606
2.49%, 2/15/2027	100,000	89,486

Lennox International, Inc.
1.35%, 8/1/2025	201,000	185,805

Masco Corp.
3.50%, 11/15/2027	50,000	45,200
1.50%, 2/15/2028	101,000	83,928

Owens Corning
3.40%, 8/15/2026	250,000	232,566
3.95%, 8/15/2029	143,000	126,797

Trane Technologies Financing Ltd.
3.50%, 3/21/2026	202,000	191,880
3.80%, 3/21/2029	202,000	184,352
5.25%, 3/3/2033	130,000	121,694

Trane Technologies Global Holding Co. Ltd.
3.75%, 8/21/2028	151,000	138,812
		1,809,963

Capital Markets – 4.6%

Ameriprise Financial, Inc.
3.00%, 4/2/2025	250,000	240,082
5.15%, 5/15/2033	150,000	138,450

Ares Capital Corp.
3.88%, 1/15/2026	150,000	140,280
2.15%, 7/15/2026	50,000	43,915

Bain Capital Specialty Finance, Inc.
2.55%, 10/13/2026	227,000	195,056

Bank of New York Mellon Corp. (The)
2.45%, 8/17/2026	173,000	158,816
3.85%, 4/28/2028	250,000	231,726
5.83%, 10/25/2033(b)	50,000	47,891
4.71%, 2/1/2034(b)	100,000	87,817

BlackRock, Inc.
3.20%, 3/15/2027	101,000	94,006
3.25%, 4/30/2029	200,000	178,541

Blackstone Private Credit Fund
2.70%, 1/15/2025	200,000	189,799
2.63%, 12/15/2026	352,000	301,352

Investments	Principal Amount	Value

Capital Markets – (continued)
3.25%, 3/15/2027	$400,000	$345,038
4.00%, 1/15/2029	175,000	146,407

Blackstone Secured Lending Fund
3.63%, 1/15/2026	260,000	240,175
2.75%, 9/16/2026	252,000	221,131
2.13%, 2/15/2027	252,000	212,809
2.85%, 9/30/2028	200,000	162,092

Blue Owl Credit Income Corp.
5.50%, 3/21/2025	250,000	241,886
7.95%, 6/13/2028(c)	250,000	244,402

Blue Owl Technology Finance Corp.
2.50%, 1/15/2027	100,000	82,907

Brookfield Finance, Inc.
4.85%, 3/29/2029	100,000	93,045

Cboe Global Markets, Inc.
3.65%, 1/12/2027	151,000	142,285
1.63%, 12/15/2030	151,000	113,879

Charles Schwab Corp. (The)
4.00%, 2/1/2029	100,000	89,818
4.63%, 3/22/2030	30,000	27,375
1.65%, 3/11/2031	100,000	71,231

CI Financial Corp.
3.20%, 12/17/2030	100,000	73,172

CME Group, Inc.
3.00%, 3/15/2025	227,000	219,744
3.75%, 6/15/2028	1,000	934
2.65%, 3/15/2032	150,000	119,738

Credit Suisse AG
1.25%, 8/7/2026	154,000	134,345

Deutsche Bank AG
4.50%, 4/1/2025	303,000	289,665
3.96%, 11/26/2025(b)	101,000	97,396
2.13%, 11/24/2026(b)	100,000	90,296
5.88%, 7/8/2031(b)	200,000	171,318
3.55%, 9/18/2031(b)	200,000	157,079
3.73%, 1/14/2032(b)	350,000	253,413
4.88%, 12/1/2032(b)	303,000	255,134
3.74%, 1/7/2033(b)	250,000	174,840
7.08%, 2/10/2034(b)	400,000	352,366

FactSet Research Systems, Inc.
2.90%, 3/1/2027	50,000	45,163
3.45%, 3/1/2032	100,000	80,877

See Accompanying Notes to the Financial Statements.

388	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Capital Markets – (continued)

Goldman Sachs Group, Inc. (The)
3.50%, 4/1/2025	$183,000	$176,126
3.50%, 11/16/2026	50,000	46,371
1.43%, 3/9/2027(b)	151,000	134,107
3.62%, 3/15/2028(b)	150,000	137,338
2.62%, 4/22/2032(b)	303,000	230,855
2.38%, 7/21/2032(b)	101,000	74,967
3.10%, 2/24/2033(b)	150,000	116,609

Jefferies Financial Group, Inc.
2.63%, 10/15/2031	100,000	73,726

Moody's Corp.
3.75%, 3/24/2025	100,000	97,080
3.25%, 1/15/2028	140,000	127,193
4.25%, 2/1/2029	252,000	234,679

Morgan Stanley
4.00%, 7/23/2025	50,000	48,390
3.88%, 1/27/2026	252,000	240,366
3.13%, 7/27/2026	251,000	232,212
0.99%, 12/10/2026(b)	160,000	142,392
5.05%, 1/28/2027(b)	160,000	156,259
1.59%, 5/4/2027(b)	312,000	277,236
1.51%, 7/20/2027(b)	123,000	107,974
3.77%, 1/24/2029(b)	100,000	90,193
5.12%, 2/1/2029(b)	160,000	152,335
5.16%, 4/20/2029(b)	160,000	152,228
4.43%, 1/23/2030(b)	113,000	102,889
2.70%, 1/22/2031(b)	250,000	200,869
2.24%, 7/21/2032(b)	100,000	73,755
2.94%, 1/21/2033(b)	200,000	153,480
6.34%, 10/18/2033(b)	153,000	149,998
5.25%, 4/21/2034(b)	120,000	108,121
5.42%, 7/21/2034(b)	100,000	91,268

Nasdaq, Inc.
1.65%, 1/15/2031	101,000	74,596

Nomura Holdings, Inc.
1.85%, 7/16/2025	303,000	280,682
2.68%, 7/16/2030	200,000	154,664

S&P Global, Inc.
2.70%, 3/1/2029	252,000	218,524
4.25%, 5/1/2029	200,000	186,155
2.50%, 12/1/2029	250,000	209,167
1.25%, 8/15/2030	100,000	74,353
2.90%, 3/1/2032	200,000	160,472

Investments	Principal Amount	Value

Capital Markets – (continued)

State Street Corp.
5.16%, 5/18/2034(b)	$200,000	$180,869

Stifel Financial Corp.
4.00%, 5/15/2030	101,000	84,550
		12,550,739

Chemicals – 0.7%

Celanese US Holdings LLC
6.33%, 7/15/2029	150,000	144,591

Dow Chemical Co. (The)
7.38%, 11/1/2029	202,000	213,540

DuPont de Nemours, Inc.
4.49%, 11/15/2025	500,000	487,246

EIDP, Inc.
4.50%, 5/15/2026	300,000	291,286
4.80%, 5/15/2033	250,000	227,295

FMC Corp.
3.20%, 10/1/2026	151,000	137,675

Huntsman International LLC
4.50%, 5/1/2029	100,000	89,443

NewMarket Corp.
2.70%, 3/18/2031	100,000	76,776

RPM International, Inc.
4.55%, 3/1/2029	100,000	92,051

Sherwin-Williams Co. (The)
2.95%, 8/15/2029	101,000	86,073
		1,845,976

Commercial Services & Supplies – 1.0%

Cintas Corp. No. 2
3.45%, 5/1/2025	250,000	241,947
3.70%, 4/1/2027	200,000	188,512
4.00%, 5/1/2032	140,000	122,252

RELX Capital, Inc.
4.00%, 3/18/2029	252,000	232,025
3.00%, 5/22/2030	202,000	169,018
4.75%, 5/20/2032	100,000	91,623

Republic Services, Inc.
2.90%, 7/1/2026	250,000	233,653
3.38%, 11/15/2027	200,000	184,074
3.95%, 5/15/2028	151,000	140,824
4.88%, 4/1/2029	100,000	95,912
2.30%, 3/1/2030	200,000	162,242

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	389

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Commercial Services & Supplies – (continued)

Waste Management, Inc.
0.75%, 11/15/2025	$152,000	$138,481
1.15%, 3/15/2028	162,000	135,197
4.88%, 2/15/2029	150,000	144,561
4.63%, 2/15/2030	151,000	141,908
4.15%, 4/15/2032	250,000	221,248
4.63%, 2/15/2033	150,000	136,039
		2,779,516

Communications Equipment – 0.5%

Cisco Systems, Inc.
2.50%, 9/20/2026	200,000	185,713

Juniper Networks, Inc.
1.20%, 12/10/2025	50,000	45,157
3.75%, 8/15/2029	151,000	132,546

Motorola Solutions, Inc.
4.60%, 2/23/2028	201,000	190,142
4.60%, 5/23/2029	303,000	282,341
2.30%, 11/15/2030	252,000	192,611
2.75%, 5/24/2031	200,000	155,043
5.60%, 6/1/2032	150,000	140,555

Nokia OYJ
4.38%, 6/12/2027	50,000	46,260
		1,370,368

Construction Materials – 0.1%

Eagle Materials, Inc.
2.50%, 7/1/2031	250,000	190,607

Vulcan Materials Co.
3.50%, 6/1/2030	200,000	170,660
		361,267

Consumer Finance – 1.1%

AerCap Ireland Capital DAC
2.45%, 10/29/2026	200,000	177,906
3.00%, 10/29/2028	200,000	168,449

American Express Co.
2.25%, 3/4/2025	252,000	239,670
4.99%, 5/1/2026(b)	250,000	245,204
2.55%, 3/4/2027	100,000	89,535
3.30%, 5/3/2027	200,000	183,043
4.99%, 5/26/2033(b)	76,000	67,731
4.42%, 8/3/2033(b)	100,000	87,300
5.63%, 7/28/2034(b)	100,000	91,139

Investments	Principal Amount	Value

Consumer Finance – (continued)

Capital One Financial Corp.
5.82%, 2/1/2034(b)	$50,000	$43,729

Caterpillar Financial Services Corp.
3.40%, 5/13/2025	200,000	193,736

Discover Financial Services
3.95%, 11/6/2024	250,000	243,171

Synchrony Financial
4.88%, 6/13/2025	181,000	171,658
4.50%, 7/23/2025	373,000	350,402
3.70%, 8/4/2026	170,000	150,792
3.95%, 12/1/2027	202,000	172,912
5.15%, 3/19/2029	202,000	174,472
2.88%, 10/28/2031	150,000	101,648
		2,952,497

Consumer Staples Distribution & Retail – 0.7%

Costco Wholesale Corp.
1.38%, 6/20/2027	250,000	217,587
1.60%, 4/20/2030	400,000	316,211
1.75%, 4/20/2032	320,000	239,497

Kroger Co. (The)
7.50%, 4/1/2031	150,000	160,882

Sysco Corp.
3.75%, 10/1/2025	250,000	239,540
3.30%, 7/15/2026	250,000	233,708
2.40%, 2/15/2030	250,000	201,305
5.95%, 4/1/2030	250,000	248,186

Walmart, Inc.
4.10%, 4/15/2033	200,000	179,031
		2,035,947

Containers & Packaging – 0.4%

Amcor Finance USA, Inc.
3.63%, 4/28/2026	250,000	235,521
4.50%, 5/15/2028	112,000	104,828

Amcor Flexibles North America, Inc.
2.63%, 6/19/2030	100,000	78,931
2.69%, 5/25/2031	100,000	77,339

AptarGroup, Inc.
3.60%, 3/15/2032	100,000	81,522

Avery Dennison Corp.
4.88%, 12/6/2028	151,000	143,855
5.75%, 3/15/2033	100,000	95,377

See Accompanying Notes to the Financial Statements.

390	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Containers & Packaging – (continued)

Packaging Corp. of America
3.00%, 12/15/2029	$278,000	$234,591
		1,051,964

Distributors – 0.2%

Genuine Parts Co.
1.75%, 2/1/2025	251,000	237,253
2.75%, 2/1/2032	200,000	150,822

LKQ Corp.
6.25%, 6/15/2033	150,000	140,075
		528,150

Diversified REITs – 1.2%

Broadstone Net Lease LLC
REIT, 2.60%, 9/15/2031	50,000	34,677

GLP Capital LP
REIT, 5.25%, 6/1/2025	200,000	195,079
REIT, 5.38%, 4/15/2026	403,000	386,236
REIT, 5.75%, 6/1/2028	300,000	281,263
REIT, 5.30%, 1/15/2029	150,000	137,012
REIT, 4.00%, 1/15/2030	200,000	166,909
REIT, 4.00%, 1/15/2031	150,000	121,994
REIT, 3.25%, 1/15/2032	250,000	189,089

Rayonier LP
REIT, 2.75%, 5/17/2031	100,000	76,392

STORE Capital Corp.
REIT, 4.50%, 3/15/2028	100,000	86,279
REIT, 4.63%, 3/15/2029	141,000	118,463

VICI Properties LP
REIT, 4.38%, 5/15/2025	50,000	48,378
REIT, 4.75%, 2/15/2028	505,000	465,055
REIT, 4.95%, 2/15/2030	303,000	270,118
REIT, 5.13%, 5/15/2032	450,000	388,871

Vornado Realty LP
REIT, 2.15%, 6/1/2026	200,000	168,502

WP Carey, Inc.
REIT, 4.00%, 2/1/2025	151,000	146,994
REIT, 3.85%, 7/15/2029	50,000	43,649
REIT, 2.40%, 2/1/2031	100,000	75,840
		3,400,800

Investments	Principal Amount	Value

Diversified Telecommunication Services – 0.1%

Koninklijke KPN NV
8.38%, 10/1/2030	$151,000	$165,241

Sprint Capital Corp.
8.75%, 3/15/2032	92,000	103,560
		268,801

Electric Utilities – 1.2%

American Electric Power Co., Inc.
3.88%, 2/15/2062(b)	101,000	79,318

Arizona Public Service Co.
5.55%, 8/1/2033	100,000	93,944

Avangrid, Inc.
3.15%, 12/1/2024	50,000	48,312
3.20%, 4/15/2025	251,000	240,219
3.80%, 6/1/2029	150,000	131,843

Duke Energy Corp.
3.25%, 1/15/2082(b)	101,000	72,560

Georgia Power Co.
4.95%, 5/17/2033	200,000	182,552

Interstate Power and Light Co.
3.60%, 4/1/2029	102,000	91,515

MidAmerican Energy Co.
3.65%, 4/15/2029	303,000	273,186

Nevada Power Co.
Series CC, 3.70%, 5/1/2029	252,000	224,950

NextEra Energy Capital Holdings, Inc.
4.80%, 12/1/2077(b)	61,000	51,118
5.65%, 5/1/2079(b)	97,000	85,719
3.80%, 3/15/2082(b)	110,000	87,999

Oklahoma Gas and Electric Co.
3.25%, 4/1/2030	200,000	168,865

Oncor Electric Delivery Co. LLC
4.55%, 9/15/2032	100,000	89,237

PacifiCorp
3.50%, 6/15/2029	250,000	218,830

PPL Capital Funding, Inc.
4.13%, 4/15/2030	113,000	99,932

PPL Electric Utilities Corp.
5.00%, 5/15/2033	200,000	185,491

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	391

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Electric Utilities – (continued)

Sierra Pacific Power Co.
2.60%, 5/1/2026	$20,000	$18,582

Southern Co. (The)
Series B, 4.00%, 1/15/2051(b)	142,000	129,559
Series 21-A, 3.75%, 9/15/2051(b)	300,000	256,527

Wisconsin Electric Power Co.
5.63%, 5/15/2033	200,000	195,821

Wisconsin Power and Light Co.
1.95%, 9/16/2031	50,000	37,092
4.95%, 4/1/2033	150,000	137,340

Xcel Energy, Inc.
1.75%, 3/15/2027	50,000	43,581
3.40%, 6/1/2030	50,000	42,346
2.35%, 11/15/2031	100,000	74,396
		3,360,834

Electrical Equipment – 0.2%

Acuity Brands Lighting, Inc.
2.15%, 12/15/2030	50,000	37,827

Emerson Electric Co.
2.00%, 12/21/2028	101,000	85,580

Hubbell, Inc.
3.35%, 3/1/2026	151,000	143,059
3.50%, 2/15/2028	200,000	183,759

Regal Rexnord Corp.
6.30%, 2/15/2030(c)	50,000	47,049
		497,274

Electronic Equipment, Instruments & Components – 1.9%

Amphenol Corp.
4.75%, 3/30/2026	250,000	244,241
4.35%, 6/1/2029	243,000	226,885
2.80%, 2/15/2030	211,000	175,474
2.20%, 9/15/2031	250,000	190,865

Avnet, Inc.
4.63%, 4/15/2026	176,000	168,692

CDW LLC
5.50%, 12/1/2024	270,000	267,208
4.13%, 5/1/2025	250,000	241,213
2.67%, 12/1/2026	404,000	361,374
4.25%, 4/1/2028	202,000	183,622

Investments	Principal Amount	Value

Electronic Equipment, Instruments & Components – (continued)
3.28%, 12/1/2028	$202,000	$172,577
3.25%, 2/15/2029	200,000	168,852
3.57%, 12/1/2031	200,000	160,372

Flex Ltd.
3.75%, 2/1/2026	250,000	236,695
6.00%, 1/15/2028	130,000	128,685
4.88%, 6/15/2029	100,000	91,443
4.88%, 5/12/2030	62,000	56,268

Jabil, Inc.
1.70%, 4/15/2026	150,000	135,200
4.25%, 5/15/2027	100,000	93,841
3.60%, 1/15/2030	200,000	169,872

Keysight Technologies, Inc.
4.60%, 4/6/2027	350,000	333,805

TD SYNNEX Corp.
2.38%, 8/9/2028	202,000	165,804
2.65%, 8/9/2031	100,000	72,949

Teledyne Technologies, Inc.
2.25%, 4/1/2028	157,000	134,040
2.75%, 4/1/2031	200,000	157,755

Trimble, Inc.
4.90%, 6/15/2028	200,000	189,313
6.10%, 3/15/2033	50,000	47,727

Tyco Electronics Group SA
4.50%, 2/13/2026	100,000	97,622
3.70%, 2/15/2026	81,000	77,506
2.50%, 2/4/2032	250,000	195,821

Vontier Corp.
2.40%, 4/1/2028	252,000	207,660
2.95%, 4/1/2031	100,000	75,286
		5,228,667

Energy Equipment & Services – 0.1%

Baker Hughes Holdings LLC
3.14%, 11/7/2029	152,000	129,855

Helmerich & Payne, Inc.
2.90%, 9/29/2031	100,000	76,810

Schlumberger Investment SA
4.85%, 5/15/2033	100,000	92,032
		298,697

See Accompanying Notes to the Financial Statements.

392	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Entertainment – 0.5%

Activision Blizzard, Inc.
3.40%, 9/15/2026	$50,000	$47,284
3.40%, 6/15/2027	152,000	141,520
1.35%, 9/15/2030	200,000	153,375

Electronic Arts, Inc.
4.80%, 3/1/2026	50,000	49,064
1.85%, 2/15/2031	250,000	190,257

Netflix, Inc.
4.88%, 4/15/2028	250,000	240,859
5.88%, 11/15/2028	300,000	300,112
6.38%, 5/15/2029	250,000	256,773
		1,379,244

Financial Services – 3.0%

Block Financial LLC
2.50%, 7/15/2028	353,000	297,734
3.88%, 8/15/2030	150,000	127,404

Corebridge Financial, Inc.
3.50%, 4/4/2025	140,000	134,603
3.65%, 4/5/2027	150,000	137,372
3.90%, 4/5/2032	100,000	81,802
6.88%, 12/15/2052(b)	250,000	230,966

Fidelity National Information Services, Inc.
1.65%, 3/1/2028	200,000	167,441

Fiserv, Inc.
3.85%, 6/1/2025	350,000	339,202
3.20%, 7/1/2026	650,000	607,272
2.25%, 6/1/2027	250,000	220,911
4.20%, 10/1/2028	301,000	277,824
3.50%, 7/1/2029	1,111,000	974,579
2.65%, 6/1/2030	200,000	161,171
5.60%, 3/2/2033	250,000	235,246
5.63%, 8/21/2033	300,000	281,397

Global Payments, Inc.
5.30%, 8/15/2029	100,000	93,928

Mastercard, Inc.
2.00%, 3/3/2025	101,000	96,529
2.95%, 11/21/2026	50,000	46,630
3.30%, 3/26/2027	353,000	329,634
2.95%, 6/1/2029	401,000	351,791
3.35%, 3/26/2030	353,000	310,150
1.90%, 3/15/2031	250,000	194,065

Investments	Principal Amount	Value

Financial Services – (continued)
2.00%, 11/18/2031	$100,000	$76,303
4.85%, 3/9/2033	200,000	188,142

Radian Group, Inc.
6.63%, 3/15/2025	101,000	99,990
4.88%, 3/15/2027	143,000	132,713

Synchrony Bank
5.40%, 8/22/2025	312,000	297,959
5.63%, 8/23/2027	404,000	369,154

Visa, Inc.
3.15%, 12/14/2025	432,000	412,209
1.90%, 4/15/2027	217,000	193,231
2.75%, 9/15/2027	120,000	108,988
2.05%, 4/15/2030	200,000	161,792
1.10%, 2/15/2031	250,000	185,193

Voya Financial, Inc.
4.70%, 1/23/2048(b)	101,000	79,234

Western Union Co. (The)
2.85%, 1/10/2025	243,000	233,094
2.75%, 3/15/2031	150,000	113,979
		8,349,632

Food Products – 1.7%

Campbell Soup Co.
4.15%, 3/15/2028	131,000	122,040

Conagra Brands, Inc.
4.85%, 11/1/2028	100,000	93,960

Flowers Foods, Inc.
3.50%, 10/1/2026	100,000	93,324

General Mills, Inc.
4.00%, 4/17/2025	250,000	243,294
4.20%, 4/17/2028	142,000	133,078
2.88%, 4/15/2030	152,000	125,650
4.95%, 3/29/2033	150,000	136,228

Hershey Co. (The)
0.90%, 6/1/2025	266,000	247,456
4.25%, 5/4/2028	200,000	191,955

Hormel Foods Corp.
1.70%, 6/3/2028	291,000	246,804

Ingredion, Inc.
2.90%, 6/1/2030	200,000	164,216

J M Smucker Co. (The)
3.50%, 3/15/2025	230,000	222,621
2.38%, 3/15/2030	250,000	199,870

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	393

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Food Products – (continued)

Kellogg Co.
4.30%, 5/15/2028	$250,000	$233,539
Series B, 7.45%, 4/1/2031	122,000	129,365

Mead Johnson Nutrition Co.
4.13%, 11/15/2025	250,000	242,373

Mondelez International, Inc.
1.50%, 5/4/2025	250,000	234,122
2.63%, 3/17/2027	202,000	182,794
2.75%, 4/13/2030	93,000	76,586
1.50%, 2/4/2031	100,000	73,391

Unilever Capital Corp.
3.10%, 7/30/2025	250,000	240,292
2.90%, 5/5/2027	151,000	138,806
3.50%, 3/22/2028	152,000	140,406
4.88%, 9/8/2028	200,000	195,358
2.13%, 9/6/2029	225,000	187,377
5.90%, 11/15/2032	250,000	253,183
		4,548,088

Gas Utilities – 0.4%

Atmos Energy Corp.
2.63%, 9/15/2029	200,000	170,727

CenterPoint Energy Resources Corp.
5.40%, 3/1/2033	150,000	140,060

Eastern Energy Gas Holdings LLC
Series A, 2.50%, 11/15/2024	50,000	48,205
3.60%, 12/15/2024	55,000	53,486

National Fuel Gas Co.
5.20%, 7/15/2025	91,000	89,418
5.50%, 1/15/2026	233,000	228,526
4.75%, 9/1/2028	251,000	232,045
2.95%, 3/1/2031	100,000	76,016

Southern California Gas Co.
Series XX, 2.55%, 2/1/2030	30,000	24,413
5.20%, 6/1/2033	100,000	92,389
		1,155,285

Investments	Principal Amount	Value

Ground Transportation – 0.4%

Burlington Northern Santa Fe LLC
3.65%, 9/1/2025	$250,000	$242,115

Canadian National Railway Co.
2.75%, 3/1/2026	251,000	235,713
3.85%, 8/5/2032	200,000	173,123

CSX Corp.
3.25%, 6/1/2027	80,000	73,651
3.80%, 3/1/2028	161,000	149,531
4.25%, 3/15/2029	172,000	160,505

Triton Container International Ltd.
3.25%, 3/15/2032	100,000	72,334
		1,106,972

Health Care Equipment & Supplies – 0.7%

Boston Scientific Corp.
1.90%, 6/1/2025	250,000	235,177
2.65%, 6/1/2030	250,000	205,627

DH Europe Finance II Sarl
2.20%, 11/15/2024	252,000	242,871
2.60%, 11/15/2029	152,000	128,647

Edwards Lifesciences Corp.
4.30%, 6/15/2028	150,000	140,545

Smith & Nephew plc
2.03%, 10/14/2030	250,000	188,073

Stryker Corp.
1.15%, 6/15/2025	402,000	373,693
3.38%, 11/1/2025	200,000	191,501
1.95%, 6/15/2030	50,000	39,103

Zimmer Biomet Holdings, Inc.
3.55%, 4/1/2025	300,000	289,822
		2,035,059

Health Care Providers & Services – 2.3%

Cardinal Health, Inc.
3.75%, 9/15/2025	250,000	239,868
3.41%, 6/15/2027	304,000	278,521

Cencora, Inc.
3.25%, 3/1/2025	250,000	241,964
3.45%, 12/15/2027	111,000	102,255
2.80%, 5/15/2030	300,000	246,626
2.70%, 3/15/2031	200,000	158,482

See Accompanying Notes to the Financial Statements.

394	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Health Care Providers & Services – (continued)

Centene Corp.
4.63%, 12/15/2029	$252,000	$225,102
2.50%, 3/1/2031	100,000	75,649

Elevance Health, Inc.
2.38%, 1/15/2025	150,000	143,926
2.88%, 9/15/2029	200,000	169,912

HCA, Inc.
5.38%, 2/1/2025	200,000	197,878
4.13%, 6/15/2029	150,000	133,136

Humana, Inc.
1.35%, 2/3/2027	200,000	173,381
5.75%, 3/1/2028	50,000	49,807
3.70%, 3/23/2029	202,000	182,696
4.88%, 4/1/2030	50,000	46,581

Laboratory Corp. of America Holdings
2.30%, 12/1/2024	150,000	144,116
3.60%, 2/1/2025	50,000	48,553
1.55%, 6/1/2026	252,000	225,634
2.95%, 12/1/2029	200,000	168,786

McKesson Corp.
5.25%, 2/15/2026	250,000	247,184
1.30%, 8/15/2026	252,000	223,686
5.10%, 7/15/2033	300,000	278,919

Quest Diagnostics, Inc.
3.50%, 3/30/2025	200,000	192,965
4.20%, 6/30/2029	200,000	183,970
2.95%, 6/30/2030	102,000	83,755

UnitedHealth Group, Inc.
2.95%, 10/15/2027	342,000	311,224
4.25%, 1/15/2029	160,000	150,420
4.00%, 5/15/2029	110,000	101,780
2.88%, 8/15/2029	112,000	97,151
5.30%, 2/15/2030	110,000	107,980
2.00%, 5/15/2030	250,000	198,654
2.30%, 5/15/2031	250,000	196,714
4.20%, 5/15/2032	200,000	177,324
5.35%, 2/15/2033	231,000	222,031
4.50%, 4/15/2033	200,000	180,081
		6,206,711

Health Care REITs – 0.5%

National Health Investors, Inc.
REIT, 3.00%, 2/1/2031	100,000	72,102

Investments	Principal Amount	Value

Health Care REITs – (continued)

Omega Healthcare Investors, Inc.
REIT, 5.25%, 1/15/2026	$250,000	$241,565
REIT, 4.50%, 4/1/2027	101,000	93,017
REIT, 4.75%, 1/15/2028	301,000	274,535
REIT, 3.63%, 10/1/2029	151,000	123,016
REIT, 3.38%, 2/1/2031	150,000	115,319
REIT, 3.25%, 4/15/2033	150,000	106,910

Physicians Realty LP
REIT, 4.30%, 3/15/2027	151,000	140,205

Sabra Health Care LP
REIT, 5.13%, 8/15/2026	202,000	191,540
REIT, 3.90%, 10/15/2029	151,000	124,329
		1,482,538

Health Care Technology – 0.1%

IQVIA, Inc.
5.70%, 5/15/2028(c)	200,000	192,000

Hotel & Resort REITs – 0.2%

Host Hotels & Resorts LP
Series E, REIT, 4.00%, 6/15/2025	100,000	95,977
Series H, REIT, 3.38%, 12/15/2029	303,000	249,677
Series I, REIT, 3.50%, 9/15/2030	150,000	121,252
Series J, REIT, 2.90%, 12/15/2031	150,000	111,970
		578,876

Hotels, Restaurants & Leisure – 1.9%

Choice Hotels International, Inc.
3.70%, 12/1/2029	100,000	81,899
3.70%, 1/15/2031	100,000	78,652

Marriott International, Inc.
Series EE, 5.75%, 5/1/2025	282,000	281,123
Series R, 3.13%, 6/15/2026	390,000	363,979

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	395

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Hotels, Restaurants & Leisure – (continued)
5.00%, 10/15/2027	$303,000	$292,693
Series X, 4.00%, 4/15/2028	352,000	323,454
5.55%, 10/15/2028	200,000	194,899
4.90%, 4/15/2029	252,000	236,355
Series FF, 4.63%, 6/15/2030	302,000	272,476
Series HH, 2.85%, 4/15/2031	300,000	235,752
Series GG, 3.50%, 10/15/2032	200,000	158,780

McDonald's Corp.
3.30%, 7/1/2025	250,000	240,696
3.70%, 1/30/2026	700,000	672,885
3.50%, 3/1/2027	160,000	149,522
3.50%, 7/1/2027	334,000	310,323
3.80%, 4/1/2028	281,000	260,705
2.63%, 9/1/2029	340,000	289,534
2.13%, 3/1/2030	201,000	161,561
3.60%, 7/1/2030	400,000	350,330
4.60%, 9/9/2032	130,000	119,296
4.95%, 8/14/2033	250,000	231,931
		5,306,845

Household Durables – 0.6%

DR Horton, Inc.
2.60%, 10/15/2025	30,000	28,135
1.30%, 10/15/2026	300,000	263,091

Lennar Corp.
4.75%, 5/30/2025	50,000	48,952
5.25%, 6/1/2026	200,000	196,515
4.75%, 11/29/2027	250,000	237,856

NVR, Inc.
3.00%, 5/15/2030	327,000	268,385

PulteGroup, Inc.
5.50%, 3/1/2026	216,000	213,345
5.00%, 1/15/2027	101,000	98,152
6.38%, 5/15/2033	150,000	145,864

Toll Brothers Finance Corp.
4.88%, 3/15/2027	303,000	288,660
		1,788,955

Investments	Principal Amount	Value

Household Products – 0.6%

Church & Dwight Co., Inc.
2.30%, 12/15/2031	$100,000	$77,454
5.60%, 11/15/2032	100,000	97,847

Clorox Co. (The)
3.90%, 5/15/2028	200,000	183,984
1.80%, 5/15/2030	200,000	153,853

Kimberly-Clark Corp.
3.20%, 4/25/2029	250,000	223,809
3.10%, 3/26/2030	252,000	217,330

Procter & Gamble Co. (The)
0.55%, 10/29/2025	250,000	228,074
2.45%, 11/3/2026	162,000	150,023
2.80%, 3/25/2027	66,000	60,918
3.00%, 3/25/2030	264,000	229,755
		1,623,047

Independent Power and Renewable Electricity Producers – 0.2%

Constellation Energy Generation LLC
3.25%, 6/1/2025	250,000	239,229
5.60%, 3/1/2028	100,000	98,171
5.80%, 3/1/2033	100,000	94,840
		432,240

Industrial Conglomerates – 0.6%

GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/2025	200,000	190,261

Honeywell International, Inc.
1.35%, 6/1/2025	200,000	187,864
2.50%, 11/1/2026	252,000	233,059
1.10%, 3/1/2027	50,000	43,645
4.25%, 1/15/2029	101,000	95,261
2.70%, 8/15/2029	300,000	257,873
1.75%, 9/1/2031	250,000	187,169
5.00%, 2/15/2033	260,000	245,632

Pentair Finance Sarl
4.50%, 7/1/2029	100,000	90,471
		1,531,235

Insurance – 4.1%

Aflac, Inc.
1.13%, 3/15/2026	250,000	224,472
3.60%, 4/1/2030	302,000	263,072

See Accompanying Notes to the Financial Statements.

396	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Insurance – (continued)

Allied World Assurance Co. Holdings Ltd.
4.35%, 10/29/2025	$300,000	$287,800

American International Group, Inc.
Series A-9, 5.75%, 4/1/2048(b)	202,000	183,810

Aon Corp.
8.21%, 1/1/2027	80,000	83,903
2.85%, 5/28/2027	363,000	328,277
4.50%, 12/15/2028	120,000	112,346
3.75%, 5/2/2029	310,000	277,159
2.80%, 5/15/2030	237,000	193,394
2.05%, 8/23/2031	50,000	37,014
2.60%, 12/2/2031	160,000	122,551
5.35%, 2/28/2033	350,000	326,197

Aon Global Ltd.
3.88%, 12/15/2025	101,000	96,745

Arthur J Gallagher & Co.
5.50%, 3/2/2033	200,000	186,298

Assurant, Inc.
3.70%, 2/22/2030	101,000	83,706
2.65%, 1/15/2032	100,000	72,051

Athene Holding Ltd.
4.13%, 1/12/2028	500,000	452,331
3.50%, 1/15/2031	100,000	79,862
6.65%, 2/1/2033	100,000	96,368

AXIS Specialty Finance LLC
4.90%, 1/15/2040(b)	202,000	158,912

Berkshire Hathaway Finance Corp.
2.88%, 3/15/2032	100,000	81,518

Brown & Brown, Inc.
4.50%, 3/15/2029	200,000	182,876
2.38%, 3/15/2031	252,000	189,012
4.20%, 3/17/2032	100,000	83,822

Chubb INA Holdings, Inc.
3.15%, 3/15/2025	50,000	48,250
3.35%, 5/3/2026	200,000	189,407

CNA Financial Corp.
4.50%, 3/1/2026	100,000	96,714
3.90%, 5/1/2029	150,000	134,190
5.50%, 6/15/2033	100,000	91,749

Investments	Principal Amount	Value

Insurance – (continued)

CNO Financial Group, Inc.
5.25%, 5/30/2029	$100,000	$92,275

Enstar Finance LLC
5.75%, 9/1/2040(b)	100,000	87,983
5.50%, 1/15/2042(b)	100,000	79,709

Enstar Group Ltd.
4.95%, 6/1/2029	202,000	184,265
3.10%, 9/1/2031	100,000	73,926

Fairfax Financial Holdings Ltd.
4.85%, 4/17/2028	252,000	237,805
4.63%, 4/29/2030	200,000	177,533
5.63%, 8/16/2032	150,000	138,590

Fidelity National Financial, Inc.
3.40%, 6/15/2030	150,000	123,485

First American Financial Corp.
4.60%, 11/15/2024	202,000	199,100
4.00%, 5/15/2030	100,000	83,404
2.40%, 8/15/2031	100,000	72,231

Globe Life, Inc.
4.55%, 9/15/2028	101,000	94,633
2.15%, 8/15/2030	250,000	190,824
4.80%, 6/15/2032	100,000	89,681

Hanover Insurance Group, Inc. (The)
2.50%, 9/1/2030	100,000	75,108

Hartford Financial Services Group, Inc. (The)
2.80%, 8/19/2029	202,000	170,898

Manulife Financial Corp.
4.15%, 3/4/2026	202,000	194,333
2.48%, 5/19/2027	2,000	1,784
4.06%, 2/24/2032(b)	251,000	226,518

Markel Group, Inc.
3.35%, 9/17/2029	200,000	173,940

Marsh & McLennan Cos., Inc.
3.50%, 3/10/2025	76,000	73,669
4.38%, 3/15/2029	505,000	472,429
2.25%, 11/15/2030	116,000	91,244
5.75%, 11/1/2032	250,000	243,748
5.40%, 9/15/2033	150,000	142,573

Old Republic International Corp.
3.88%, 8/26/2026	101,000	95,098

Primerica, Inc.
2.80%, 11/19/2031	150,000	115,659

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	397

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Insurance – (continued)

Principal Financial Group, Inc.
3.70%, 5/15/2029	$200,000	$177,697
5.38%, 3/15/2033	100,000	93,446

Progressive Corp. (The)
3.20%, 3/26/2030	101,000	86,060
4.95%, 6/15/2033	100,000	92,218

Prudential Financial, Inc.
5.38%, 5/15/2045(b)	172,000	163,494
4.50%, 9/15/2047(b)	200,000	175,283
3.70%, 10/1/2050(b)	71,000	55,938
6.00%, 9/1/2052(b)	70,000	62,619

Reinsurance Group of America, Inc.
3.90%, 5/15/2029	202,000	178,218

RenaissanceRe Holdings Ltd.
3.60%, 4/15/2029	200,000	174,376

Trinity Acquisition plc
4.40%, 3/15/2026	151,000	144,841

Unum Group
3.88%, 11/5/2025	200,000	190,635

Willis North America, Inc.
4.65%, 6/15/2027	231,000	219,855
4.50%, 9/15/2028	110,000	102,252
2.95%, 9/15/2029	354,000	296,804
5.35%, 5/15/2033	240,000	218,725
		11,198,712

Interactive Media & Services – 0.3%

Meta Platforms, Inc.
4.60%, 5/15/2028	100,000	96,934
3.85%, 8/15/2032	281,000	244,225
4.95%, 5/15/2033	300,000	281,230

Weibo Corp.
3.38%, 7/8/2030	200,000	154,978
		777,367

IT Services – 0.8%

Amdocs Ltd.
2.54%, 6/15/2030	250,000	196,742

Booz Allen Hamilton, Inc.
5.95%, 8/4/2033	100,000	95,043

CGI, Inc.
1.45%, 9/14/2026	101,000	89,072
2.30%, 9/14/2031	100,000	73,543

Investments	Principal Amount	Value

IT Services – (continued)

Genpact Luxembourg Sarl
3.38%, 12/1/2024	$192,000	$185,139

International Business Machines Corp.
3.30%, 5/15/2026	250,000	236,442
4.15%, 7/27/2027	192,000	181,948
3.50%, 5/15/2029	505,000	450,045
1.95%, 5/15/2030	100,000	78,872

VeriSign, Inc.
5.25%, 4/1/2025	250,000	247,033
4.75%, 7/15/2027	100,000	95,316
2.70%, 6/15/2031	200,000	154,452
		2,083,647

Life Sciences Tools & Services – 0.2%

Agilent Technologies, Inc.
2.75%, 9/15/2029	332,000	280,073
2.30%, 3/12/2031	201,000	155,722
		435,795

Machinery – 1.2%

Dover Corp.
3.15%, 11/15/2025	151,000	143,368

Fortive Corp.
3.15%, 6/15/2026	251,000	233,922

IDEX Corp.
3.00%, 5/1/2030	150,000	124,025
2.63%, 6/15/2031	200,000	156,073

Ingersoll Rand, Inc.
5.70%, 8/14/2033	250,000	236,218

Nordson Corp.
5.80%, 9/15/2033	100,000	95,191

nVent Finance Sarl
4.55%, 4/15/2028	100,000	92,764
5.65%, 5/15/2033	100,000	90,785

Oshkosh Corp.
4.60%, 5/15/2028	200,000	189,523

Otis Worldwide Corp.
2.06%, 4/5/2025	498,000	471,930
2.29%, 4/5/2027	200,000	178,192
2.57%, 2/15/2030	453,000	368,577

Stanley Black & Decker, Inc.
4.00%, 3/15/2060(b)	200,000	164,171

See Accompanying Notes to the Financial Statements.

398	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Machinery – (continued)

Westinghouse Air Brake Technologies Corp.
3.45%, 11/15/2026	$240,000	$222,632
4.70%, 9/15/2028(a)	364,000	339,392

Xylem, Inc.
3.25%, 11/1/2026	200,000	186,088
		3,292,851

Media – 0.4%

Fox Corp.
4.71%, 1/25/2029	400,000	373,811
3.50%, 4/8/2030	102,000	86,497
6.50%, 10/13/2033	100,000	97,666

Interpublic Group of Cos., Inc. (The)
4.75%, 3/30/2030	202,000	184,211

Omnicom Group, Inc.
3.60%, 4/15/2026	200,000	189,438
4.20%, 6/1/2030	200,000	176,153
		1,107,776

Metals & Mining – 1.0%

AngloGold Ashanti Holdings plc
3.38%, 11/1/2028	52,000	43,063

ArcelorMittal SA
6.55%, 11/29/2027	182,000	182,858
4.25%, 7/16/2029	82,000	73,848
6.80%, 11/29/2032	250,000	239,455

BHP Billiton Finance USA Ltd.
4.88%, 2/27/2026	300,000	295,320
4.75%, 2/28/2028	160,000	154,469
5.25%, 9/8/2033	200,000	187,982

Freeport-McMoRan, Inc.
4.63%, 8/1/2030	250,000	220,271

Reliance Steel & Aluminum Co.
1.30%, 8/15/2025	252,000	231,592
2.15%, 8/15/2030	150,000	114,825

Rio Tinto Alcan, Inc.
7.25%, 3/15/2031	50,000	53,420

Rio Tinto Finance USA Ltd.
7.13%, 7/15/2028	172,000	182,259

Investments	Principal Amount	Value

Metals & Mining – (continued)

Steel Dynamics, Inc.
2.80%, 12/15/2024	$201,000	$193,617
3.45%, 4/15/2030	100,000	84,588

Vale Canada Ltd.
7.20%, 9/15/2032	100,000	100,712

Vale Overseas Ltd.
3.75%, 7/8/2030	305,000	257,664
6.13%, 6/12/2033	150,000	141,054
		2,756,997

Multi-Utilities – 1.5%

Ameren Corp.
3.65%, 2/15/2026	100,000	95,129
1.75%, 3/15/2028	152,000	127,337

Ameren Illinois Co.
4.95%, 6/1/2033	200,000	184,203

Berkshire Hathaway Energy Co.
3.50%, 2/1/2025	250,000	243,033
4.05%, 4/15/2025	800,000	781,380
3.25%, 4/15/2028	200,000	179,341
3.70%, 7/15/2030	353,000	307,104
1.65%, 5/15/2031	300,000	218,831

CenterPoint Energy, Inc.
2.95%, 3/1/2030	152,000	124,823

CMS Energy Corp.
4.75%, 6/1/2050(b)	50,000	41,463
3.75%, 12/1/2050(b)	100,000	71,989

DTE Energy Co.
Series C, 3.40%, 6/15/2029	102,000	88,494

Public Service Enterprise Group, Inc.
0.80%, 8/15/2025	152,000	139,031
5.85%, 11/15/2027	200,000	198,939
2.45%, 11/15/2031	150,000	113,369

Puget Energy, Inc.
4.10%, 6/15/2030	50,000	42,708

Sempra
3.30%, 4/1/2025	200,000	192,330
3.25%, 6/15/2027	30,000	27,180
3.40%, 2/1/2028	300,000	270,342
3.70%, 4/1/2029	200,000	177,268
5.50%, 8/1/2033	150,000	139,497
4.13%, 4/1/2052(b)	100,000	77,028

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	399

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Multi-Utilities – (continued)

WEC Energy Group, Inc.
4.75%, 1/15/2028	$200,000	$191,224
2.20%, 12/15/2028	100,000	83,329
		4,115,372

Office REITs – 0.3%

Alexandria Real Estate Equities, Inc.
REIT, 3.38%, 8/15/2031	200,000	162,286

Boston Properties LP
REIT, 2.90%, 3/15/2030	100,000	76,692
REIT, 3.25%, 1/30/2031	100,000	75,853

Corporate Office Properties LP
REIT, 2.25%, 3/15/2026	50,000	45,214
REIT, 2.00%, 1/15/2029	150,000	113,968
REIT, 2.75%, 4/15/2031	100,000	73,294

Highwoods Realty LP
REIT, 4.13%, 3/15/2028	100,000	86,215
REIT, 4.20%, 4/15/2029	50,000	41,995

Hudson Pacific Properties LP
REIT, 5.95%, 2/15/2028	50,000	39,357

Kilroy Realty LP
REIT, 4.38%, 10/1/2025	101,000	96,483
REIT, 4.25%, 8/15/2029	50,000	41,595
REIT, 3.05%, 2/15/2030	150,000	115,236
		968,188

Oil, Gas & Consumable Fuels – 11.3%

Boardwalk Pipelines LP
4.95%, 12/15/2024	250,000	246,077
5.95%, 6/1/2026	150,000	148,588
4.80%, 5/3/2029	302,000	277,979
3.40%, 2/15/2031	200,000	163,215
3.60%, 9/1/2032	100,000	79,265

Burlington Resources LLC
7.40%, 12/1/2031	200,000	218,068

Canadian Natural Resources Ltd.
3.90%, 2/1/2025	250,000	243,022
2.05%, 7/15/2025	250,000	233,467
3.85%, 6/1/2027	390,000	361,538
2.95%, 7/15/2030	70,000	57,081
7.20%, 1/15/2032	100,000	103,102
6.45%, 6/30/2033	150,000	146,175

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

Cenovus Energy, Inc.
2.65%, 1/15/2032	$150,000	$113,366

Cheniere Corpus Christi Holdings LLC
5.13%, 6/30/2027	50,000	48,242
3.70%, 11/15/2029	150,000	130,697

Cheniere Energy Partners LP
4.50%, 10/1/2029	300,000	268,604
4.00%, 3/1/2031	300,000	251,210
5.95%, 6/30/2033(c)	200,000	187,036

Cheniere Energy, Inc.
4.63%, 10/15/2028	327,000	298,778

Chevron Corp.
1.55%, 5/11/2025	303,000	285,857
2.00%, 5/11/2027	260,000	232,210

Chevron USA, Inc.
0.69%, 8/12/2025	252,000	232,274
3.85%, 1/15/2028	291,000	275,473
3.25%, 10/15/2029	30,000	26,654

ConocoPhillips
5.90%, 10/15/2032	200,000	201,390

ConocoPhillips Co.
6.95%, 4/15/2029	101,000	107,754
5.05%, 9/15/2033	200,000	186,358

Continental Resources, Inc.
4.38%, 1/15/2028	293,000	269,951

Coterra Energy, Inc.
3.90%, 5/15/2027	202,000	188,341
4.38%, 3/15/2029	150,000	137,230

DCP Midstream Operating LP
5.63%, 7/15/2027	142,000	139,401
5.13%, 5/15/2029	30,000	28,326

Devon Energy Corp.
4.50%, 1/15/2030	101,000	89,818
7.95%, 4/15/2032	150,000	162,165

Diamondback Energy, Inc.
3.50%, 12/1/2029	303,000	265,067
6.25%, 3/15/2033	250,000	246,757

Eastern Gas Transmission & Storage, Inc.
3.00%, 11/15/2029	202,000	169,512

Enbridge, Inc.
Series 16-A, 6.00%, 1/15/2077(b)	150,000	130,528

See Accompanying Notes to the Financial Statements.

400	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)
5.50%, 7/15/2077(b)	$100,000	$85,080
6.25%, 3/1/2078(b)	202,000	176,921
Series 20-A, 5.75%, 7/15/2080(b)	202,000	168,378
7.38%, 1/15/2083(b)	200,000	185,021

Energy Transfer LP
4.05%, 3/15/2025	250,000	243,015
2.90%, 5/15/2025	250,000	238,149
4.75%, 1/15/2026	200,000	194,071
4.40%, 3/15/2027	250,000	235,469
4.20%, 4/15/2027	250,000	234,126
5.50%, 6/1/2027	182,000	177,510
4.00%, 10/1/2027	100,000	92,071
4.95%, 5/15/2028	422,000	399,036
4.95%, 6/15/2028	250,000	236,292
5.25%, 4/15/2029	300,000	284,721
4.15%, 9/15/2029	182,000	161,838
3.75%, 5/15/2030	220,000	188,029
6.40%, 12/1/2030	150,000	148,377
5.75%, 2/15/2033	250,000	234,362

Enterprise Products Operating LLC
3.75%, 2/15/2025	193,000	187,891
5.05%, 1/10/2026	400,000	395,258
3.70%, 2/15/2026	170,000	162,553
3.95%, 2/15/2027	303,000	286,704
4.15%, 10/16/2028	281,000	261,164
3.13%, 7/31/2029	252,000	218,756
2.80%, 1/31/2030	457,000	381,740
5.35%, 1/31/2033	502,000	478,483
Series E, 5.25%, 8/16/2077(b)	202,000	173,361
5.38%, 2/15/2078(b)	351,000	298,076

EOG Resources, Inc.
3.15%, 4/1/2025	250,000	241,046
4.38%, 4/15/2030	202,000	187,051

EQT Corp.
6.13%, 2/1/2025(a)	111,000	110,659
7.00%, 2/1/2030(a)	100,000	101,322

Exxon Mobil Corp.
2.71%, 3/6/2025	111,000	107,068
2.99%, 3/19/2025	480,000	464,303
3.04%, 3/1/2026	250,000	237,564
2.44%, 8/16/2029	100,000	85,400

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)
3.48%, 3/19/2030	$400,000	$354,539
2.61%, 10/15/2030	201,000	166,825

Hess Corp.
7.88%, 10/1/2029	178,000	195,512

HF Sinclair Corp.
5.88%, 4/1/2026	190,000	187,363
4.50%, 10/1/2030	100,000	85,017

Kinder Morgan Energy Partners LP
7.40%, 3/15/2031	250,000	258,407

Kinder Morgan, Inc.
4.30%, 6/1/2025	100,000	97,332
4.30%, 3/1/2028	350,000	326,409
7.80%, 8/1/2031	252,000	266,520
4.80%, 2/1/2033	250,000	218,614
5.20%, 6/1/2033	250,000	225,303

Magellan Midstream Partners LP
5.00%, 3/1/2026	202,000	197,075
3.25%, 6/1/2030	200,000	166,027

Marathon Oil Corp.
4.40%, 7/15/2027	201,000	188,351

Marathon Petroleum Corp.
4.70%, 5/1/2025	252,000	246,749
3.80%, 4/1/2028	202,000	184,296

MPLX LP
4.88%, 12/1/2024	81,000	79,907
4.00%, 2/15/2025	250,000	243,453
4.88%, 6/1/2025	414,000	405,852
1.75%, 3/1/2026	302,000	274,005
4.13%, 3/1/2027	352,000	330,575
4.25%, 12/1/2027	200,000	186,043
4.00%, 3/15/2028	351,000	321,556
4.80%, 2/15/2029	100,000	93,538
2.65%, 8/15/2030	300,000	236,999
4.95%, 9/1/2032	300,000	266,327
5.00%, 3/1/2033	300,000	265,660

Occidental Petroleum Corp.
5.88%, 9/1/2025	250,000	249,133
8.50%, 7/15/2027	260,000	277,022
8.88%, 7/15/2030	262,000	290,941
6.63%, 9/1/2030	303,000	303,926
6.13%, 1/1/2031	200,000	195,592
7.50%, 5/1/2031	150,000	157,288
7.88%, 9/15/2031	122,000	130,619

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	401

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

ONEOK Partners LP
4.90%, 3/15/2025	$300,000	$294,664

ONEOK, Inc.
5.85%, 1/15/2026	250,000	249,752
4.00%, 7/13/2027	190,000	176,623
4.55%, 7/15/2028	110,000	102,551
4.35%, 3/15/2029	292,000	265,330
3.40%, 9/1/2029	400,000	342,266
3.10%, 3/15/2030	229,000	188,916
6.35%, 1/15/2031	50,000	49,320
6.10%, 11/15/2032	400,000	385,458
6.05%, 9/1/2033	250,000	239,589

Phillips 66 Co.
3.61%, 2/15/2025	100,000	97,095
3.55%, 10/1/2026	100,000	93,970
5.30%, 6/30/2033	100,000	93,197

Pioneer Natural Resources Co.
1.13%, 1/15/2026	100,000	90,741
5.10%, 3/29/2026	150,000	148,345
1.90%, 8/15/2030	100,000	78,133
2.15%, 1/15/2031	200,000	157,073

Plains All American Pipeline LP
4.65%, 10/15/2025	250,000	242,158
4.50%, 12/15/2026	250,000	238,253
3.55%, 12/15/2029	252,000	214,173
3.80%, 9/15/2030	101,000	85,112

Sabine Pass Liquefaction LLC
5.00%, 3/15/2027	322,000	310,106
4.50%, 5/15/2030	200,000	179,396

Suncor Energy, Inc.
7.88%, 6/15/2026	150,000	156,424
7.15%, 2/1/2032	150,000	154,773

Targa Resources Corp.
4.20%, 2/1/2033	150,000	124,329

Targa Resources Partners LP
5.50%, 3/1/2030	250,000	230,380
4.88%, 2/1/2031	200,000	176,307

Tennessee Gas Pipeline Co. LLC
7.00%, 10/15/2028	100,000	102,468

Texas Eastern Transmission LP
7.00%, 7/15/2032	100,000	104,221

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

Tosco Corp.
8.13%, 2/15/2030	$152,000	$167,771

TotalEnergies Capital International SA
2.43%, 1/10/2025	50,000	48,195
2.83%, 1/10/2030	252,000	214,888

Transcanada Trust
Series 16-A, 5.88%, 8/15/2076(b)	150,000	134,358
5.50%, 9/15/2079(b)	200,000	158,461
5.60%, 3/7/2082(b)	25,000	19,295

Transcontinental Gas Pipe Line Co. LLC
4.00%, 3/15/2028	62,000	57,047

Valero Energy Corp.
2.85%, 4/15/2025	100,000	95,601
4.35%, 6/1/2028	200,000	187,226
2.80%, 12/1/2031	200,000	154,798
7.50%, 4/15/2032	100,000	106,110

Valero Energy Partners LP
4.50%, 3/15/2028	200,000	188,271

Western Midstream Operating LP
3.10%, 2/1/2025(a)	200,000	192,150
4.65%, 7/1/2026	252,000	240,938
4.05%, 2/1/2030(a)	620,000	537,506
6.15%, 4/1/2033	100,000	94,578

Williams Cos., Inc. (The)
7.75%, 6/15/2031	100,000	104,290
8.75%, 3/15/2032(a)	200,000	222,249
		30,979,071

Paper & Forest Products – 0.1%

Suzano Austria GmbH
6.00%, 1/15/2029	252,000	242,499

Personal Care Products – 0.0%(d)

Conopco, Inc.
6.63%, 4/15/2028	90,000	94,403

Pharmaceuticals – 0.8%

Eli Lilly & Co.
3.38%, 3/15/2029	183,000	166,546
4.70%, 2/27/2033	260,000	244,163

See Accompanying Notes to the Financial Statements.

402	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Pharmaceuticals – (continued)

Merck & Co., Inc.
3.40%, 3/7/2029	$300,000	$271,232
1.45%, 6/24/2030	250,000	192,215
2.15%, 12/10/2031	200,000	154,161
4.50%, 5/17/2033	100,000	90,908

Royalty Pharma plc
1.20%, 9/2/2025	232,000	211,550

Zoetis, Inc.
5.40%, 11/14/2025	250,000	248,197
3.00%, 9/12/2027	96,000	87,232
3.90%, 8/20/2028	252,000	234,261
2.00%, 5/15/2030	200,000	157,520
5.60%, 11/16/2032	200,000	193,880
		2,251,865

Professional Services – 0.8%

Automatic Data Processing, Inc.
3.38%, 9/15/2025	50,000	48,225
1.70%, 5/15/2028	200,000	171,681
1.25%, 9/1/2030	151,000	114,820

Broadridge Financial Solutions, Inc.
3.40%, 6/27/2026	200,000	187,095
2.90%, 12/1/2029	252,000	209,581
2.60%, 5/1/2031	200,000	155,149

Equifax, Inc.
3.25%, 6/1/2026	250,000	231,717
3.10%, 5/15/2030	202,000	165,831
2.35%, 9/15/2031	300,000	223,145

Jacobs Engineering Group, Inc.
6.35%, 8/18/2028	100,000	99,444
5.90%, 3/1/2033	150,000	138,927

Verisk Analytics, Inc.
4.00%, 6/15/2025	250,000	242,182
4.13%, 3/15/2029	252,000	230,662
5.75%, 4/1/2033	100,000	95,835
		2,314,294

Real Estate Management & Development – 0.1%

CBRE Services, Inc.
4.88%, 3/1/2026	200,000	193,433
2.50%, 4/1/2031	101,000	76,034
		269,467

Investments	Principal Amount	Value

Residential REITs – 1.1%

American Homes 4 Rent LP
REIT, 4.90%, 2/15/2029	$162,000	$150,745

AvalonBay Communities, Inc.
REIT, 3.45%, 6/1/2025	151,000	145,600
REIT, 3.50%, 11/15/2025	50,000	47,728
REIT, 2.30%, 3/1/2030	200,000	160,606

ERP Operating LP
REIT, 3.25%, 8/1/2027	45,000	40,922
REIT, 3.00%, 7/1/2029	303,000	260,166

Essential Properties LP
REIT, 2.95%, 7/15/2031	100,000	71,539

Essex Portfolio LP
REIT, 3.63%, 5/1/2027	200,000	183,552
REIT, 4.00%, 3/1/2029	151,000	135,334
REIT, 3.00%, 1/15/2030	252,000	205,662
REIT, 1.65%, 1/15/2031	100,000	72,111
REIT, 2.65%, 3/15/2032	150,000	113,090

Invitation Homes Operating Partnership LP
REIT, 2.30%, 11/15/2028	300,000	248,208
REIT, 2.00%, 8/15/2031	100,000	72,003

Mid-America Apartments LP
REIT, 3.95%, 3/15/2029	303,000	275,694
REIT, 2.75%, 3/15/2030	151,000	124,072

Spirit Realty LP
REIT, 2.10%, 3/15/2028	100,000	83,352
REIT, 4.00%, 7/15/2029	100,000	87,177
REIT, 3.40%, 1/15/2030	202,000	166,290
REIT, 3.20%, 2/15/2031	100,000	78,732

Tanger Properties LP
REIT, 3.13%, 9/1/2026	200,000	180,743
REIT, 3.88%, 7/15/2027	100,000	87,692
REIT, 2.75%, 9/1/2031	100,000	70,742
		3,061,760

Retail REITs – 1.0%

Agree LP
REIT, 2.00%, 6/15/2028	202,000	165,639
REIT, 2.90%, 10/1/2030	150,000	119,464
REIT, 4.80%, 10/1/2032	150,000	130,221

Brixmor Operating Partnership LP
REIT, 3.85%, 2/1/2025	250,000	240,792
REIT, 4.13%, 6/15/2026	252,000	237,139

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	403

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Retail REITs – (continued)
REIT, 4.13%, 5/15/2029	$252,000	$220,662
REIT, 4.05%, 7/1/2030	151,000	128,917

NNN REIT, Inc.
REIT, 4.00%, 11/15/2025	50,000	47,948
REIT, 3.60%, 12/15/2026	200,000	185,322
REIT, 3.50%, 10/15/2027	151,000	136,945
REIT, 4.30%, 10/15/2028	91,000	83,054
REIT, 2.50%, 4/15/2030	100,000	79,570
REIT, 5.60%, 10/15/2033	100,000	92,173

Phillips Edison Grocery Center Operating Partnership I LP
REIT, 2.63%, 11/15/2031	100,000	71,826

Realty Income Corp.
REIT, 4.63%, 11/1/2025	202,000	196,929
REIT, 4.90%, 7/15/2033	50,000	44,443

Regency Centers LP
REIT, 2.95%, 9/15/2029	150,000	125,320
REIT, 3.70%, 6/15/2030	252,000	213,986

SITE Centers Corp.
REIT, 4.70%, 6/1/2027	200,000	184,169
		2,704,519

Semiconductors & Semiconductor Equipment – 3.6%

Broadcom Corp.
3.88%, 1/15/2027	494,000	461,723
3.50%, 1/15/2028	553,000	498,185

Broadcom, Inc.
3.15%, 11/15/2025	350,000	331,544
3.46%, 9/15/2026	351,000	329,312
1.95%, 2/15/2028(c)	250,000	210,976
4.11%, 9/15/2028	405,000	371,478
4.00%, 4/15/2029(c)	404,000	360,872
4.75%, 4/15/2029	505,000	469,604
5.00%, 4/15/2030	150,000	140,181
4.15%, 11/15/2030	500,000	435,222
2.45%, 2/15/2031(c)	600,000	460,450
4.15%, 4/15/2032(c)	250,000	211,528
4.30%, 11/15/2032	600,000	510,599
2.60%, 2/15/2033(c)	550,000	399,049
3.42%, 4/15/2033(c)	640,000	497,615

Lam Research Corp.
3.75%, 3/15/2026	300,000	287,943
4.00%, 3/15/2029	150,000	139,236

Investments	Principal Amount	Value

Semiconductors & Semiconductor Equipment – (continued)

Microchip Technology, Inc.
4.25%, 9/1/2025	$250,000	$241,086

Micron Technology, Inc.
4.66%, 2/15/2030	350,000	313,643

NXP BV
2.70%, 5/1/2025	250,000	237,596
3.88%, 6/18/2026	50,000	47,290
3.15%, 5/1/2027	200,000	181,050
4.30%, 6/18/2029	250,000	225,582
3.40%, 5/1/2030	252,000	211,393
5.00%, 1/15/2033	200,000	178,317

Qorvo, Inc.
4.38%, 10/15/2029	202,000	175,391

Skyworks Solutions, Inc.
1.80%, 6/1/2026	201,000	179,388
3.00%, 6/1/2031	100,000	76,580

Texas Instruments, Inc.
1.38%, 3/12/2025	202,000	191,253
2.90%, 11/3/2027	252,000	229,486
3.65%, 8/16/2032	150,000	128,483
4.90%, 3/14/2033	200,000	188,175

TSMC Arizona Corp.
1.75%, 10/25/2026	500,000	448,853
3.88%, 4/22/2027	252,000	238,870
2.50%, 10/25/2031	200,000	158,166
		9,766,119

Software – 1.6%

Adobe, Inc.
3.25%, 2/1/2025	200,000	194,775
2.15%, 2/1/2027	162,000	146,467
2.30%, 2/1/2030	223,000	185,369

Autodesk, Inc.
3.50%, 6/15/2027	210,000	194,179
2.85%, 1/15/2030	30,000	25,031
2.40%, 12/15/2031	300,000	230,467

Fortinet, Inc.
1.00%, 3/15/2026	50,000	44,574
2.20%, 3/15/2031	150,000	114,375

Intuit, Inc.
1.35%, 7/15/2027	200,000	172,637

Oracle Corp.
2.50%, 4/1/2025	100,000	95,394
4.65%, 5/6/2030	101,000	92,593
6.25%, 11/9/2032	150,000	148,594

See Accompanying Notes to the Financial Statements.

404	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Software – (continued)

Roper Technologies, Inc.
1.00%, 9/15/2025	$300,000	$274,789
3.80%, 12/15/2026	50,000	47,234
1.40%, 9/15/2027	480,000	406,221
4.20%, 9/15/2028	301,000	279,686
2.95%, 9/15/2029	200,000	170,379
1.75%, 2/15/2031	252,000	186,183

ServiceNow, Inc.
1.40%, 9/1/2030	250,000	188,449

VMware, Inc.
4.50%, 5/15/2025	150,000	146,498
1.40%, 8/15/2026	353,000	310,947
4.65%, 5/15/2027	40,000	38,315
3.90%, 8/21/2027	200,000	185,312
1.80%, 8/15/2028	124,000	102,350
4.70%, 5/15/2030	192,000	173,896
2.20%, 8/15/2031	200,000	147,853
		4,302,567

Specialized REITs – 1.4%

American Tower Corp.
REIT, 2.40%, 3/15/2025	163,000	154,790

Crown Castle, Inc.
REIT, 1.05%, 7/15/2026	250,000	218,566
REIT, 3.10%, 11/15/2029	50,000	41,574
REIT, 2.25%, 1/15/2031	110,000	82,899

CubeSmart LP
REIT, 4.00%, 11/15/2025	101,000	96,656
REIT, 2.25%, 12/15/2028	150,000	123,914
REIT, 4.38%, 2/15/2029	150,000	136,766
REIT, 3.00%, 2/15/2030	200,000	163,621
REIT, 2.00%, 2/15/2031	100,000	73,977
REIT, 2.50%, 2/15/2032	150,000	111,207

EPR Properties
REIT, 4.50%, 6/1/2027	153,000	135,037
REIT, 4.95%, 4/15/2028	353,000	307,599
REIT, 3.75%, 8/15/2029	100,000	78,896
REIT, 3.60%, 11/15/2031	100,000	71,981

Equinix, Inc.
REIT, 1.45%, 5/15/2026	200,000	178,630
REIT, 3.20%, 11/18/2029	252,000	212,936

Extra Space Storage LP
REIT, 3.90%, 4/1/2029	100,000	88,689

Investments	Principal Amount	Value

Specialized REITs – (continued)

Public Storage Operating Co.
REIT, 0.88%, 2/15/2026	$300,000	$269,115
REIT, 3.09%, 9/15/2027	102,000	93,388
REIT, 1.85%, 5/1/2028	100,000	84,683
REIT, 1.95%, 11/9/2028	81,000	67,853

Weyerhaeuser Co.
REIT, 4.75%, 5/15/2026	250,000	243,450
REIT, 4.00%, 11/15/2029	101,000	89,532
REIT, 4.00%, 4/15/2030	504,000	440,717
REIT, 7.38%, 3/15/2032	150,000	158,238
REIT, 3.38%, 3/9/2033	150,000	119,035
		3,843,749

Specialty Retail – 2.6%

AutoNation, Inc.
1.95%, 8/1/2028	50,000	40,193

AutoZone, Inc.
3.25%, 4/15/2025	242,000	233,129
3.13%, 4/21/2026	25,000	23,426
3.75%, 6/1/2027	100,000	93,452
4.50%, 2/1/2028	200,000	189,103
3.75%, 4/18/2029	250,000	223,325
4.00%, 4/15/2030	150,000	132,124
1.65%, 1/15/2031	150,000	109,929
4.75%, 8/1/2032	140,000	124,315
4.75%, 2/1/2033	150,000	132,316

Best Buy Co., Inc.
4.45%, 10/1/2028	51,000	47,680

Home Depot, Inc. (The)
3.35%, 9/15/2025	300,000	288,974
2.13%, 9/15/2026	500,000	457,763
2.80%, 9/14/2027	353,000	320,969
3.90%, 12/6/2028	100,000	93,096
2.95%, 6/15/2029	151,000	132,488
2.70%, 4/15/2030	500,000	418,650
1.88%, 9/15/2031	200,000	150,961
3.25%, 4/15/2032	328,000	273,083
4.50%, 9/15/2032	350,000	321,071

Lowe's Cos., Inc.
3.65%, 4/5/2029	252,000	226,057
4.50%, 4/15/2030	202,000	184,774
3.75%, 4/1/2032	202,000	169,456

O'Reilly Automotive, Inc.
3.55%, 3/15/2026	252,000	239,487
3.60%, 9/1/2027	501,000	464,714

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	405

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Specialty Retail – (continued)
4.35%, 6/1/2028	$200,000	$188,866
4.20%, 4/1/2030	50,000	44,771
1.75%, 3/15/2031	100,000	74,102
4.70%, 6/15/2032	250,000	223,908

Ross Stores, Inc.
0.88%, 4/15/2026	500,000	442,692
1.88%, 4/15/2031	150,000	111,333

TJX Cos., Inc. (The)
2.25%, 9/15/2026	340,000	312,159
3.88%, 4/15/2030	281,000	252,831

Tractor Supply Co.
1.75%, 11/1/2030	250,000	185,204
5.25%, 5/15/2033	150,000	137,311
		7,063,712

Technology Hardware, Storage & Peripherals – 2.0%

Apple, Inc.
2.75%, 1/13/2025	101,000	97,932
2.50%, 2/9/2025	101,000	97,500
1.13%, 5/11/2025	454,000	426,021
3.20%, 5/13/2025	252,000	244,112
0.55%, 8/20/2025	50,000	46,020
3.25%, 2/23/2026	723,000	691,963
2.45%, 8/4/2026	352,000	326,895
2.05%, 9/11/2026	282,000	258,545
3.35%, 2/9/2027	212,000	199,863
3.20%, 5/11/2027	200,000	187,012
2.90%, 9/12/2027	182,000	167,337
3.00%, 11/13/2027	222,000	204,109
1.20%, 2/8/2028	414,000	351,500
1.40%, 8/5/2028	404,000	340,063
3.25%, 8/8/2029	182,000	164,346
2.20%, 9/11/2029	92,000	77,871
4.15%, 5/10/2030	50,000	47,058
1.65%, 2/8/2031	252,000	196,084

HP, Inc.
3.00%, 6/17/2027	200,000	180,137
4.75%, 1/15/2028	250,000	238,133
4.00%, 4/15/2029	202,000	182,603
3.40%, 6/17/2030	100,000	83,495
5.50%, 1/15/2033	150,000	137,708

NetApp, Inc.
1.88%, 6/22/2025	151,000	141,323

Investments	Principal Amount	Value

Technology Hardware, Storage & Peripherals – (continued)
2.38%, 6/22/2027	$200,000	$177,533
2.70%, 6/22/2030	150,000	120,402

Teledyne FLIR LLC
2.50%, 8/1/2030	250,000	196,676
		5,582,241

Textiles, Apparel & Luxury Goods – 0.0%(d)

Tapestry, Inc.
4.13%, 7/15/2027	8,000	7,246
3.05%, 3/15/2032	50,000	35,874
		43,120

Tobacco – 2.3%

Altria Group, Inc.
2.35%, 5/6/2025	312,000	295,690
4.40%, 2/14/2026	301,000	291,117
2.63%, 9/16/2026	151,000	138,616
4.80%, 2/14/2029	654,000	612,529
3.40%, 5/6/2030	303,000	253,407
2.45%, 2/4/2032	500,000	364,873

BAT Capital Corp.
3.22%, 9/6/2026	310,000	287,098
4.70%, 4/2/2027	163,000	155,229
3.56%, 8/15/2027	98,000	88,842
2.26%, 3/25/2028	181,000	151,896
4.91%, 4/2/2030	312,000	281,311
2.73%, 3/25/2031	127,000	95,709

Philip Morris International, Inc.
1.50%, 5/1/2025	155,000	145,609
4.88%, 2/13/2026	251,000	246,538
2.75%, 2/25/2026	70,000	65,568
0.88%, 5/1/2026	111,000	98,796
5.13%, 11/17/2027	273,000	266,110
4.88%, 2/15/2028	493,000	473,759
3.38%, 8/15/2029	273,000	237,609
5.63%, 11/17/2029	300,000	293,580
5.13%, 2/15/2030	720,000	678,284
2.10%, 5/1/2030	250,000	196,214
5.75%, 11/17/2032	250,000	238,850
5.38%, 2/15/2033	300,000	277,169
5.63%, 9/7/2033	250,000	234,701
		6,469,104

See Accompanying Notes to the Financial Statements.

406	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Trading Companies & Distributors – 0.2%

Air Lease Corp.
3.63%, 12/1/2027	$202,000	$180,982
3.13%, 12/1/2030	100,000	79,612

Aircastle Ltd.
4.25%, 6/15/2026	252,000	236,310
		496,904

Water Utilities – 0.1%

American Water Capital Corp.
3.45%, 6/1/2029	202,000	179,077
2.80%, 5/1/2030	100,000	83,131

Essential Utilities, Inc.
2.70%, 4/15/2030	200,000	161,519
		423,727

Wireless Telecommunication Services – 0.0%(d)

T-Mobile USA, Inc.
3.88%, 4/15/2030	100,000	87,070
Total Corporate Bonds (Cost $280,469,072)		265,621,732

Total Investments – 96.7% (Cost $280,469,072)		265,621,732

Other assets less liabilities – 3.3%		8,928,007
NET ASSETS – 100.0%		$274,549,739

(a)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2023.

(b)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

Abbreviations

OYJ Public Limited Company

REIT Real Estate Investment Trust

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$37,046
Aggregate gross unrealized depreciation	(15,614,672)
Net unrealized depreciation	$(15,577,626)
Federal income tax cost	$281,199,358

Security Type	% of Net Assets
Corporate Bonds	96.7%
Others(1)	3.3
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	407

Schedule of Investments

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

October 31, 2023

Investments	Principal Amount	Value

CORPORATE BONDS – 97.2%

Aerospace & Defense – 1.7%

Boeing Co. (The)
5.93%, 5/1/2060	$50,000	$42,065

Howmet Aerospace, Inc.
5.95%, 2/1/2037	50,000	45,675

Lockheed Martin Corp.
4.50%, 5/15/2036	50,000	43,785
4.09%, 9/15/2052	125,000	92,183
4.15%, 6/15/2053	60,000	44,626
5.70%, 11/15/2054	50,000	46,823
5.20%, 2/15/2055	10,000	8,719
4.30%, 6/15/2062	10,000	7,312
5.90%, 11/15/2063	90,000	86,022

Precision Castparts Corp.
4.20%, 6/15/2035	25,000	20,960
3.90%, 1/15/2043	50,000	37,126

RTX Corp.
4.20%, 12/15/2044	10,000	6,969
		482,265

Air Freight & Logistics – 0.2%

FedEx Corp.
4.50%, 2/1/2065	25,000	16,679

United Parcel Service, Inc.
5.05%, 3/3/2053	50,000	42,926
		59,605

Automobile Components – 0.1%

Aptiv plc
4.15%, 5/1/2052	25,000	16,463

Lear Corp.
5.25%, 5/15/2049	25,000	19,231
		35,694

Banks – 6.3%

Bank of America Corp.
7.75%, 5/14/2038	40,000	42,864
4.08%, 4/23/2040(a)	25,000	18,846
2.68%, 6/19/2041(a)	20,000	12,194
3.31%, 4/22/2042(a)	15,000	9,960
3.95%, 1/23/2049(a)	10,000	6,966
4.33%, 3/15/2050(a)	20,000	14,683

Investments	Principal Amount	Value

Banks – (continued)
4.08%, 3/20/2051(a)	$50,000	$35,055
2.83%, 10/24/2051(a)	10,000	5,525

Citigroup, Inc.
5.32%, 3/26/2041(a)	15,000	12,950
6.68%, 9/13/2043	75,000	71,705
5.30%, 5/6/2044	75,000	61,128
4.75%, 5/18/2046	200,000	149,346

Cooperatieve Rabobank UA
5.25%, 5/24/2041	30,000	27,434

Fifth Third Bancorp
8.25%, 3/1/2038	20,000	20,347

HSBC Holdings plc
6.50%, 9/15/2037	100,000	90,952
6.80%, 6/1/2038	120,000	113,861
6.33%, 3/9/2044(a)	70,000	64,898

JPMorgan Chase & Co.
6.40%, 5/15/2038	35,000	35,352
3.16%, 4/22/2042(a)	50,000	32,938
4.95%, 6/1/2045	75,000	61,411

Lloyds Banking Group plc
4.34%, 1/9/2048	200,000	130,499

Mitsubishi UFJ Financial Group, Inc.
3.75%, 7/18/2039	10,000	7,522

Regions Financial Corp.
7.38%, 12/10/2037	50,000	47,825

Sumitomo Mitsui Financial Group, Inc.
2.93%, 9/17/2041	10,000	6,229
6.18%, 7/13/2043	10,000	9,356

Wells Fargo & Co.
5.95%, 12/15/2036	15,000	13,745
3.07%, 4/30/2041(a)	40,000	25,560
5.38%, 11/2/2043	100,000	82,035
5.61%, 1/15/2044	100,000	84,280
4.90%, 11/17/2045	150,000	114,085
4.40%, 6/14/2046	125,000	87,435
4.75%, 12/7/2046	125,000	92,060
5.01%, 4/4/2051(a)	40,000	31,722
4.61%, 4/25/2053(a)	50,000	36,865

Westpac Banking Corp.
3.13%, 11/18/2041	250,000	146,029
		1,803,662

See Accompanying Notes to the Financial Statements.

408	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Beverages – 0.7%

Brown-Forman Corp.
4.00%, 4/15/2038	$50,000	$39,869

Coca-Cola Co. (The)
2.50%, 6/1/2040	10,000	6,457
2.50%, 3/15/2051	10,000	5,516
2.75%, 6/1/2060	10,000	5,611

Constellation Brands, Inc.
5.25%, 11/15/2048	30,000	25,075

Diageo Investment Corp.
4.25%, 5/11/2042	25,000	19,545

Keurig Dr Pepper, Inc.
4.50%, 4/15/2052	40,000	29,602

PepsiCo, Inc.
4.25%, 10/22/2044	25,000	19,422
4.65%, 2/15/2053	50,000	41,948
3.88%, 3/19/2060	20,000	14,025
		207,070

Biotechnology – 2.7%

AbbVie, Inc.
4.55%, 3/15/2035	50,000	43,958
4.05%, 11/21/2039	25,000	19,533
4.40%, 11/6/2042	50,000	39,707
4.85%, 6/15/2044	100,000	83,634
4.75%, 3/15/2045	10,000	8,196
4.70%, 5/14/2045	100,000	81,298
4.88%, 11/14/2048	100,000	82,799
4.25%, 11/21/2049	150,000	112,573

Amgen, Inc.
5.65%, 3/2/2053	30,000	26,385
4.40%, 2/22/2062	60,000	41,509
5.75%, 3/2/2063	30,000	25,984

Biogen, Inc.
5.20%, 9/15/2045	100,000	83,216
3.15%, 5/1/2050	100,000	57,589
3.25%, 2/15/2051	50,000	29,242

Regeneron Pharmaceuticals, Inc.
2.80%, 9/15/2050	50,000	26,923
		762,546

Broadline Retail – 0.4%

Alibaba Group Holding Ltd.
3.15%, 2/9/2051	200,000	108,291

Investments	Principal Amount	Value

Building Products – 0.7%

Johnson Controls International plc
4.50%, 2/15/2047	$30,000	$22,716

Masco Corp.
4.50%, 5/15/2047	50,000	35,616

Owens Corning
4.30%, 7/15/2047	40,000	28,507
4.40%, 1/30/2048	40,000	28,754

Trane Technologies Financing Ltd.
4.50%, 3/21/2049	70,000	53,045

Trane Technologies Global Holding Co. Ltd.
5.75%, 6/15/2043	30,000	27,563
		196,201

Capital Markets – 2.1%

Brookfield Finance LLC
3.45%, 4/15/2050	25,000	14,430

CI Financial Corp.
4.10%, 6/15/2051	20,000	10,639

Goldman Sachs Group, Inc. (The)
6.75%, 10/1/2037	50,000	48,843
4.02%, 10/31/2038(a)	30,000	22,713
3.21%, 4/22/2042(a)	10,000	6,490
2.91%, 7/21/2042(a)	15,000	9,241
3.44%, 2/24/2043(a)	10,000	6,606
4.75%, 10/21/2045	50,000	39,925

Moody's Corp.
2.75%, 8/19/2041	30,000	18,512
5.25%, 7/15/2044	25,000	21,486
4.88%, 12/17/2048	10,000	8,048
3.25%, 5/20/2050	10,000	6,027
2.55%, 8/18/2060	10,000	4,575
3.10%, 11/29/2061	70,000	37,926

Morgan Stanley
3.22%, 4/22/2042(a)	25,000	16,521
6.38%, 7/24/2042	20,000	19,824
4.30%, 1/27/2045	30,000	22,548
5.60%, 3/24/2051(a)	25,000	22,324

Nasdaq, Inc.
2.50%, 12/21/2040	10,000	5,840
3.25%, 4/28/2050	50,000	29,307
3.95%, 3/7/2052	30,000	19,820
5.95%, 8/15/2053	25,000	22,304
6.10%, 6/28/2063	60,000	53,047

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	409

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Capital Markets – (continued)

S&P Global, Inc.
6.55%, 11/15/2037	$20,000	$19,790
4.50%, 5/15/2048	20,000	15,155
3.25%, 12/1/2049	50,000	31,154
3.70%, 3/1/2052	75,000	50,675
3.90%, 3/1/2062	30,000	20,180
		603,950

Chemicals – 2.2%

Albemarle Corp.
5.65%, 6/1/2052	25,000	19,360

CF Industries, Inc.
5.15%, 3/15/2034	20,000	17,723
5.38%, 3/15/2044	50,000	40,660

Dow Chemical Co. (The)
9.40%, 5/15/2039	10,000	12,208
5.55%, 11/30/2048	50,000	42,203
4.80%, 5/15/2049	10,000	7,594
6.90%, 5/15/2053	20,000	19,993

DuPont de Nemours, Inc.
5.42%, 11/15/2048	25,000	21,683

FMC Corp.
4.50%, 10/1/2049	25,000	16,509

Linde, Inc.
3.55%, 11/7/2042	50,000	35,721

LYB International Finance BV
5.25%, 7/15/2043	50,000	40,237
4.88%, 3/15/2044	50,000	38,121

LYB International Finance III LLC
4.20%, 10/15/2049	80,000	53,044
4.20%, 5/1/2050	80,000	52,925
3.63%, 4/1/2051	110,000	66,291
3.80%, 10/1/2060	10,000	5,775

LyondellBasell Industries NV
4.63%, 2/26/2055	50,000	34,885

Mosaic Co. (The)
5.63%, 11/15/2043	20,000	16,777

RPM International, Inc.
5.25%, 6/1/2045	20,000	15,821
4.25%, 1/15/2048	20,000	13,674

Sherwin-Williams Co. (The)
3.30%, 5/15/2050	30,000	18,004
2.90%, 3/15/2052	50,000	27,082
		616,290

Investments	Principal Amount	Value

Commercial Services & Supplies – 0.4%

Republic Services, Inc.
5.00%, 4/1/2034	$50,000	$45,863
5.70%, 5/15/2041	25,000	23,351

Waste Management, Inc.
4.88%, 2/15/2034	10,000	9,158
2.95%, 6/1/2041	60,000	39,217
		117,589

Communications Equipment – 1.3%

Cisco Systems, Inc.
5.90%, 2/15/2039	200,000	198,899
5.50%, 1/15/2040	100,000	94,898

Juniper Networks, Inc.
5.95%, 3/15/2041	30,000	26,071

Motorola Solutions, Inc.
5.50%, 9/1/2044	30,000	25,172

Nokia OYJ
6.63%, 5/15/2039	25,000	21,707
		366,747

Construction & Engineering – 0.1%

Quanta Services, Inc.
3.05%, 10/1/2041	20,000	11,989

Valmont Industries, Inc.
5.00%, 10/1/2044	25,000	19,234
		31,223

Construction Materials – 0.2%

Lafarge SA
7.13%, 7/15/2036	25,000	25,704

Vulcan Materials Co.
4.50%, 6/15/2047	50,000	38,153
		63,857

Consumer Staples Distribution & Retail – 1.3%

Kroger Co. (The)
6.90%, 4/15/2038	25,000	25,440

Sysco Corp.
6.60%, 4/1/2040	35,000	34,488
4.85%, 10/1/2045	50,000	38,680
4.45%, 3/15/2048	50,000	37,019
6.60%, 4/1/2050	120,000	118,387
3.15%, 12/14/2051	20,000	11,565

See Accompanying Notes to the Financial Statements.

410	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Consumer Staples Distribution & Retail – (continued)

Walmart, Inc.
6.50%, 8/15/2037	$50,000	$53,751
6.20%, 4/15/2038	25,000	26,110
4.50%, 9/9/2052	50,000	40,567
		386,007

Containers & Packaging – 0.1%

Packaging Corp. of America
3.05%, 10/1/2051	75,000	42,284

Diversified REITs – 0.1%

VICI Properties LP
REIT, 5.63%, 5/15/2052	50,000	39,138

Diversified Telecommunication Services – 0.6%

Bell Canada (The)
4.46%, 4/1/2048	50,000	36,928
4.30%, 7/29/2049	15,000	10,720
3.65%, 8/15/2052	60,000	37,997

Telefonica Emisiones SA
5.21%, 3/8/2047	20,000	15,215

TELUS Corp.
4.30%, 6/15/2049	50,000	35,024

Verizon Communications, Inc.
3.55%, 3/22/2051	50,000	31,416
		167,300

Electric Utilities – 3.0%

AEP Texas, Inc.
5.25%, 5/15/2052	20,000	16,184

Arizona Public Service Co.
4.70%, 1/15/2044	25,000	18,260

CenterPoint Energy Houston Electric LLC
Series AH, 3.60%, 3/1/2052	30,000	19,699

Cleco Corporate Holdings LLC
4.97%, 5/1/2046(b)	10,000	7,241

Duke Energy Indiana LLC
4.20%, 3/15/2042	25,000	18,656
Series YYY, 3.25%, 10/1/2049	25,000	14,948
5.40%, 4/1/2053	35,000	30,013

Investments	Principal Amount	Value

Electric Utilities – (continued)

Emera US Finance LP
4.75%, 6/15/2046	$30,000	$20,968

Georgia Power Co.
4.30%, 3/15/2042	50,000	38,257

Idaho Power Co.
3.65%, 3/1/2045	25,000	16,116
5.50%, 3/15/2053	50,000	43,708

Interstate Power and Light Co.
6.25%, 7/15/2039	25,000	23,538
4.70%, 10/15/2043	25,000	18,832

Kentucky Utilities Co.
5.13%, 11/1/2040	50,000	42,240

MidAmerican Energy Co.
4.25%, 7/15/2049	50,000	36,926

Oklahoma Gas and Electric Co.
5.25%, 5/15/2041	25,000	20,162
3.85%, 8/15/2047	45,000	30,253
5.60%, 4/1/2053	30,000	26,388

Pacific Gas and Electric Co.
4.95%, 7/1/2050	40,000	27,921
5.25%, 3/1/2052	50,000	36,200
6.70%, 4/1/2053	15,000	13,286

PacifiCorp
6.25%, 10/15/2037	100,000	94,919
2.90%, 6/15/2052	50,000	26,062
5.35%, 12/1/2053	25,000	19,885

Public Service Co. of Colorado
4.75%, 8/15/2041	25,000	19,506

Public Service Electric and Gas Co.
5.38%, 11/1/2039	25,000	21,853

Southern Co. (The)
4.40%, 7/1/2046	25,000	18,441

Tucson Electric Power Co.
4.00%, 6/15/2050	60,000	40,040

Union Electric Co.
2.63%, 3/15/2051	50,000	26,517

Wisconsin Public Service Corp.
4.75%, 11/1/2044	25,000	19,995
3.30%, 9/1/2049	40,000	24,427
2.85%, 12/1/2051	50,000	27,604
		859,045

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	411

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Electrical Equipment – 0.5%

ABB Finance USA, Inc.
4.38%, 5/8/2042	$50,000	$40,604

Eaton Corp.
4.70%, 8/23/2052	30,000	24,350

Emerson Electric Co.
2.75%, 10/15/2050	25,000	14,024
2.80%, 12/21/2051	100,000	56,632
		135,610

Electronic Equipment, Instruments & Components – 0.7%

Corning, Inc.
5.35%, 11/15/2048	50,000	42,570
4.38%, 11/15/2057	25,000	17,765
5.85%, 11/15/2068	25,000	21,169
5.45%, 11/15/2079	80,000	63,096

Tyco Electronics Group SA
7.13%, 10/1/2037	40,000	42,677
		187,277

Entertainment – 0.3%

Activision Blizzard, Inc.
2.50%, 9/15/2050	100,000	55,902

Electronic Arts, Inc.
2.95%, 2/15/2051	50,000	28,718
		84,620

Financial Services – 2.4%

Fidelity National Information Services, Inc.
5.63%, 7/15/2052	15,000	12,717

Fiserv, Inc.
4.40%, 7/1/2049	140,000	101,575

Global Payments, Inc.
4.15%, 8/15/2049	10,000	6,484

Mastercard, Inc.
3.95%, 2/26/2048	30,000	22,652
3.65%, 6/1/2049	70,000	49,506
3.85%, 3/26/2050	100,000	73,066
2.95%, 3/15/2051	70,000	42,714

Shell International Finance BV
6.38%, 12/15/2038	20,000	20,444

Visa, Inc.
2.70%, 4/15/2040	80,000	53,517

Investments	Principal Amount	Value

Financial Services – (continued)
4.30%, 12/14/2045	$300,000	$239,510

Voya Financial, Inc.
4.80%, 6/15/2046	25,000	17,975

Western Union Co. (The)
6.20%, 6/21/2040	50,000	44,938
		685,098

Food Products – 1.4%

Campbell Soup Co.
4.80%, 3/15/2048	30,000	22,767

Conagra Brands, Inc.
5.40%, 11/1/2048	30,000	24,011

General Mills, Inc.
5.40%, 6/15/2040	50,000	43,834
4.15%, 2/15/2043	25,000	18,397

Hershey Co. (The)
3.13%, 11/15/2049	10,000	6,187
2.65%, 6/1/2050	60,000	33,842

Hormel Foods Corp.
3.05%, 6/3/2051	20,000	11,882

Ingredion, Inc.
3.90%, 6/1/2050	35,000	22,098

J M Smucker Co. (The)
4.25%, 3/15/2035	15,000	12,228
2.75%, 9/15/2041	50,000	29,757
6.50%, 11/15/2053	90,000	84,859

JM Smucker Co. (The)
3.55%, 3/15/2050	30,000	18,168

Kraft Heinz Foods Co.
6.88%, 1/26/2039	25,000	25,263

Mead Johnson Nutrition Co.
5.90%, 11/1/2039	25,000	23,462
4.60%, 6/1/2044	25,000	19,872
		396,627

Gas Utilities – 0.8%

Atmos Energy Corp.
4.13%, 10/15/2044	55,000	41,002
2.85%, 2/15/2052	50,000	28,148
5.75%, 10/15/2052	40,000	36,700
6.20%, 11/15/2053	75,000	72,790

Southern California Gas Co.
6.35%, 11/15/2052	40,000	38,616
		217,256

See Accompanying Notes to the Financial Statements.

412	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Ground Transportation – 3.3%

Burlington Northern Santa Fe LLC
6.15%, 5/1/2037	$25,000	$25,146
5.75%, 5/1/2040	40,000	38,129
4.40%, 3/15/2042	75,000	59,459
4.45%, 3/15/2043	100,000	79,171
4.55%, 9/1/2044	25,000	19,898
4.15%, 12/15/2048	50,000	36,687
3.05%, 2/15/2051	110,000	64,823
3.30%, 9/15/2051	110,000	68,565
2.88%, 6/15/2052	90,000	51,361
4.45%, 1/15/2053	70,000	54,191
5.20%, 4/15/2054	80,000	69,078

Canadian National Railway Co.
6.20%, 6/1/2036	50,000	50,516
4.45%, 1/20/2049	10,000	7,745
4.40%, 8/5/2052	45,000	34,768

Canadian Pacific Railway Co.
6.13%, 9/15/2115	10,000	9,000

CSX Corp.
6.15%, 5/1/2037	50,000	49,861
4.50%, 11/15/2052	45,000	34,330
4.50%, 8/1/2054	40,000	30,240
4.65%, 3/1/2068	25,000	18,530

Norfolk Southern Corp.
5.10%, 8/1/2118	40,000	29,364
4.10%, 5/15/2121	15,000	9,047

Union Pacific Corp.
3.84%, 3/20/2060	100,000	65,863
3.75%, 2/5/2070	80,000	49,643
		955,415

Health Care Equipment & Supplies – 0.4%

Abbott Laboratories
5.30%, 5/27/2040	25,000	23,427

Boston Scientific Corp.
4.55%, 3/1/2039	50,000	41,391
4.70%, 3/1/2049	10,000	7,970

Stryker Corp.
4.10%, 4/1/2043	25,000	18,763

Zimmer Biomet Holdings, Inc.
4.25%, 8/15/2035	25,000	19,692
		111,243

Investments	Principal Amount	Value

Health Care Providers & Services – 3.2%

Cardinal Health, Inc.
4.60%, 3/15/2043	$30,000	$22,725
4.37%, 6/15/2047	110,000	79,159

Cencora, Inc.
4.30%, 12/15/2047	75,000	54,904

Elevance Health, Inc.
4.85%, 8/15/2054	25,000	18,509

HCA, Inc.
5.25%, 6/15/2049	30,000	23,060

Humana, Inc.
4.95%, 10/1/2044	50,000	39,974
5.50%, 3/15/2053	25,000	21,533

Laboratory Corp. of America Holdings
4.70%, 2/1/2045	50,000	38,797

OhioHealth Corp.
2.83%, 11/15/2041	10,000	6,304
Series 2020, 3.04%, 11/15/2050	20,000	12,419

Quest Diagnostics, Inc.
4.70%, 3/30/2045	25,000	19,607

UnitedHealth Group, Inc.
4.63%, 7/15/2035	25,000	22,225
6.63%, 11/15/2037	100,000	104,319
4.75%, 5/15/2052	30,000	24,015
5.88%, 2/15/2053	75,000	70,927
3.88%, 8/15/2059	100,000	66,117
3.13%, 5/15/2060	50,000	28,453
4.95%, 5/15/2062	75,000	60,888
6.05%, 2/15/2063	110,000	104,826
5.20%, 4/15/2063	100,000	83,548
		902,309

Hotels, Restaurants & Leisure – 2.1%

Darden Restaurants, Inc.
4.55%, 2/15/2048	20,000	14,565

Marriott International, Inc.
Series II, 2.75%, 10/15/2033	25,000	18,308

McDonald's Corp.
4.70%, 12/9/2035	50,000	43,871
6.30%, 10/15/2037	50,000	50,531
5.70%, 2/1/2039	75,000	70,598
3.70%, 2/15/2042	100,000	71,244

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	413

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Hotels, Restaurants & Leisure – (continued)
4.88%, 12/9/2045	$65,000	$53,506
4.45%, 3/1/2047	65,000	49,872
4.45%, 9/1/2048	70,000	53,474
3.63%, 9/1/2049	120,000	79,534
4.20%, 4/1/2050	50,000	36,401
5.15%, 9/9/2052	65,000	54,795
		596,699

Household Durables – 0.1%

MDC Holdings, Inc.
6.00%, 1/15/2043	20,000	15,711

PulteGroup, Inc.
6.00%, 2/15/2035	25,000	23,262
		38,973

Household Products – 0.6%

Church & Dwight Co., Inc.
5.00%, 6/15/2052	50,000	42,017

Kimberly-Clark Corp.
6.63%, 8/1/2037	100,000	106,913
3.90%, 5/4/2047	25,000	18,135
		167,065

Independent Power and Renewable Electricity Producers – 0.7%

Constellation Energy Generation LLC
6.25%, 10/1/2039	50,000	46,347
6.50%, 10/1/2053	100,000	93,924

Southern Power Co.
5.15%, 9/15/2041	25,000	20,538
5.25%, 7/15/2043	25,000	20,161
Series F, 4.95%, 12/15/2046	25,000	19,106
		200,076

Industrial Conglomerates – 0.2%

Honeywell International, Inc.
5.70%, 3/15/2036	50,000	48,801

Insurance – 6.0%

Aflac, Inc.
6.45%, 8/15/2040	20,000	19,017

Investments	Principal Amount	Value

Insurance – (continued)
4.00%, 10/15/2046	$25,000	$17,296
4.75%, 1/15/2049	50,000	39,883

Alleghany Corp.
4.90%, 9/15/2044	50,000	41,471
3.25%, 8/15/2051	25,000	15,308

Allstate Corp. (The)
3.85%, 8/10/2049	20,000	13,189

American Financial Group, Inc.
4.50%, 6/15/2047	35,000	25,080

Aon Corp.
3.90%, 2/28/2052	50,000	33,618

Aon Global Ltd.
4.45%, 5/24/2043	50,000	36,186
4.60%, 6/14/2044	55,000	42,878
4.75%, 5/15/2045	80,000	63,676

Arch Capital Group Ltd.
7.35%, 5/1/2034	20,000	21,033
3.64%, 6/30/2050	165,000	104,834

Arthur J Gallagher & Co.
3.50%, 5/20/2051	70,000	42,206
3.05%, 3/9/2052	75,000	40,685
5.75%, 3/2/2053	10,000	8,714

Assurant, Inc.
6.75%, 2/15/2034	25,000	24,551

Athene Holding Ltd.
3.95%, 5/25/2051	50,000	31,300
3.45%, 5/15/2052	10,000	5,647

Berkshire Hathaway Finance Corp.
2.85%, 10/15/2050	10,000	5,745
3.85%, 3/15/2052	190,000	132,458

Brown & Brown, Inc.
4.95%, 3/17/2052	50,000	37,097

Chubb INA Holdings, Inc.
3.05%, 12/15/2061	20,000	11,253

Cincinnati Financial Corp.
6.13%, 11/1/2034	25,000	23,688

Everest Reinsurance Holdings, Inc.
3.50%, 10/15/2050	10,000	6,049
3.13%, 10/15/2052	10,000	5,619

Fidelity National Financial, Inc.
3.20%, 9/17/2051	20,000	10,421

Hartford Financial Services Group, Inc. (The)
6.63%, 3/30/2040	75,000	73,246

See Accompanying Notes to the Financial Statements.

414	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Insurance – (continued)
4.40%, 3/15/2048	$10,000	$7,428
2.90%, 9/15/2051	25,000	13,768

Markel Group, Inc.
5.00%, 5/20/2049	25,000	19,752
4.15%, 9/17/2050	125,000	84,626
3.45%, 5/7/2052	50,000	30,171

Marsh & McLennan Cos., Inc.
4.75%, 3/15/2039	25,000	21,270
4.90%, 3/15/2049	110,000	90,423
2.90%, 12/15/2051	10,000	5,588
6.25%, 11/1/2052	20,000	19,568
5.45%, 3/15/2053	50,000	44,051
5.70%, 9/15/2053	75,000	68,853

MetLife, Inc.
10.75%, 8/1/2039	20,000	25,243

Old Republic International Corp.
3.85%, 6/11/2051	50,000	30,958

Principal Financial Group, Inc.
6.05%, 10/15/2036	35,000	33,548
5.50%, 3/15/2053	20,000	16,688

Prudential Financial, Inc.
4.35%, 2/25/2050	50,000	36,622

Selective Insurance Group, Inc.
5.38%, 3/1/2049	25,000	20,357

Travelers Cos., Inc. (The)
2.55%, 4/27/2050	10,000	5,444
5.45%, 5/25/2053	10,000	8,984

Trinity Acquisition plc
6.13%, 8/15/2043	25,000	21,641

Unum Group
5.75%, 8/15/2042	25,000	20,725
4.13%, 6/15/2051	45,000	28,039

W R Berkley Corp.
4.75%, 8/1/2044	25,000	19,141
4.00%, 5/12/2050	20,000	13,402
3.55%, 3/30/2052	70,000	42,096
3.15%, 9/30/2061	20,000	10,379

Willis North America, Inc.
5.05%, 9/15/2048	50,000	38,412
		1,709,325

Investments	Principal Amount	Value

Interactive Media & Services – 1.9%

Alphabet, Inc.
2.25%, 8/15/2060	$45,000	$22,755

Meta Platforms, Inc.
4.45%, 8/15/2052	230,000	173,893
5.60%, 5/15/2053	110,000	99,486
4.65%, 8/15/2062	155,000	116,880
5.75%, 5/15/2063	135,000	121,115
		534,129

IT Services – 1.9%

International Business Machines Corp.
4.15%, 5/15/2039	90,000	70,654
5.60%, 11/30/2039	50,000	46,124
4.00%, 6/20/2042	105,000	78,075
4.25%, 5/15/2049	270,000	197,342
2.95%, 5/15/2050	10,000	5,675
3.43%, 2/9/2052	10,000	6,181
4.90%, 7/27/2052	130,000	104,442
5.10%, 2/6/2053	20,000	16,617
7.13%, 12/1/2096	25,000	26,270
		551,380

Leisure Products – 0.0%(c)

Brunswick Corp.
5.10%, 4/1/2052	15,000	9,808

Machinery – 0.8%

Dover Corp.
5.38%, 10/15/2035	25,000	23,397
5.38%, 3/1/2041	50,000	44,110

Fortive Corp.
4.30%, 6/15/2046	50,000	36,288

Otis Worldwide Corp.
3.11%, 2/15/2040	50,000	34,000
3.36%, 2/15/2050	50,000	31,468

Snap-on, Inc.
4.10%, 3/1/2048	25,000	18,297
3.10%, 5/1/2050	25,000	15,303

Xylem, Inc.
4.38%, 11/1/2046	25,000	17,945
		220,808

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	415

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Media – 3.0%

Charter Communications Operating LLC
6.48%, 10/23/2045	$110,000	$92,474
5.38%, 5/1/2047	110,000	79,557
5.75%, 4/1/2048	100,000	75,873
4.80%, 3/1/2050	80,000	52,735
4.40%, 12/1/2061	75,000	43,668
5.50%, 4/1/2063	25,000	17,577

Comcast Corp.
4.60%, 10/15/2038	40,000	33,230
3.75%, 4/1/2040	50,000	36,745
5.35%, 5/15/2053	40,000	34,413
2.94%, 11/1/2056	60,000	31,788
2.99%, 11/1/2063	65,000	33,370

Fox Corp.
5.48%, 1/25/2039	100,000	82,746
5.58%, 1/25/2049	100,000	78,786

Interpublic Group of Cos., Inc. (The)
3.38%, 3/1/2041	20,000	12,675
5.40%, 10/1/2048	30,000	24,167

Time Warner Cable LLC
7.30%, 7/1/2038	40,000	37,276
6.75%, 6/15/2039	60,000	52,325
5.88%, 11/15/2040	65,000	51,278
		870,683

Metals & Mining – 0.6%

ArcelorMittal SA
6.75%, 3/1/2041(b)	35,000	31,821

Freeport-McMoRan, Inc.
5.45%, 3/15/2043	20,000	16,450

Reliance Steel & Aluminum Co.
6.85%, 11/15/2036	25,000	24,540

Rio Tinto Alcan, Inc.
5.75%, 6/1/2035	50,000	47,450

Steel Dynamics, Inc.
3.25%, 10/15/2050	20,000	11,367

Vale Overseas Ltd.
6.88%, 11/21/2036	50,000	49,365
		180,993

Investments	Principal Amount	Value

Multi-Utilities – 2.5%

Ameren Illinois Co.
4.80%, 12/15/2043	$25,000	$19,773

Berkshire Hathaway Energy Co.
6.13%, 4/1/2036	160,000	155,676
4.45%, 1/15/2049	100,000	73,250
4.25%, 10/15/2050	150,000	105,000
2.85%, 5/15/2051	50,000	27,541
4.60%, 5/1/2053	20,000	14,818

Consolidated Edison Co. of New York, Inc.
Series 09-C, 5.50%, 12/1/2039	20,000	17,688
4.63%, 12/1/2054	20,000	14,856
Series C, 4.30%, 12/1/2056	25,000	17,375
4.50%, 5/15/2058	20,000	14,312
3.60%, 6/15/2061	20,000	12,186

Puget Sound Energy, Inc.
5.80%, 3/15/2040	25,000	22,725

San Diego Gas & Electric Co.
4.30%, 4/1/2042	20,000	15,004
2.95%, 8/15/2051	40,000	22,738
5.35%, 4/1/2053	40,000	34,215

Sempra
3.80%, 2/1/2038	90,000	67,111
6.00%, 10/15/2039	20,000	18,293
4.00%, 2/1/2048	30,000	20,482

Southern Co. Gas Capital Corp.
4.40%, 6/1/2043	25,000	18,031
4.40%, 5/30/2047	20,000	14,406
		705,480

Office REITs – 0.1%

Alexandria Real Estate Equities, Inc.
REIT, 4.75%, 4/15/2035	20,000	16,917

Corporate Office Properties LP
REIT, 2.90%, 12/1/2033	30,000	20,379
		37,296

Oil, Gas & Consumable Fuels – 17.2%

Canadian Natural Resources Ltd.
6.50%, 2/15/2037	80,000	75,986
6.25%, 3/15/2038	50,000	46,720
6.75%, 2/1/2039	50,000	48,146
4.95%, 6/1/2047	35,000	27,461

See Accompanying Notes to the Financial Statements.

416	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Cenovus Energy, Inc.
5.25%, 6/15/2037	$50,000	$42,750
6.75%, 11/15/2039	15,000	14,498
5.40%, 6/15/2047	12,000	9,857
3.75%, 2/15/2052	20,000	12,504

ConocoPhillips Co.
3.80%, 3/15/2052	100,000	68,119
5.30%, 5/15/2053	50,000	43,166
5.55%, 3/15/2054	25,000	22,347
4.03%, 3/15/2062	130,000	87,653
5.70%, 9/15/2063	20,000	17,847

Continental Resources, Inc.
4.90%, 6/1/2044	50,000	35,305

Devon Energy Corp.
5.60%, 7/15/2041	50,000	42,444
5.00%, 6/15/2045	40,000	30,821

Diamondback Energy, Inc.
4.40%, 3/24/2051	45,000	31,931
4.25%, 3/15/2052	30,000	20,619
6.25%, 3/15/2053	40,000	36,910

Eastern Gas Transmission & Storage, Inc.
4.60%, 12/15/2044	50,000	36,930

Energy Transfer LP
5.80%, 6/15/2038	50,000	43,667
7.50%, 7/1/2038	25,000	25,554
6.05%, 6/1/2041	40,000	34,713
6.50%, 2/1/2042	130,000	120,174
5.00%, 5/15/2044(b)	40,000	29,948
6.13%, 12/15/2045	90,000	77,763
5.40%, 10/1/2047	50,000	39,268
6.00%, 6/15/2048	25,000	21,256
6.25%, 4/15/2049	100,000	87,997
5.00%, 5/15/2050	120,000	89,974

Enterprise Products Operating LLC
7.55%, 4/15/2038	75,000	81,783
6.45%, 9/1/2040	25,000	24,882
5.95%, 2/1/2041	130,000	123,261
4.85%, 8/15/2042	25,000	20,900
4.45%, 2/15/2043	100,000	78,956
4.85%, 3/15/2044	100,000	82,817
4.25%, 2/15/2048	85,000	63,604
3.70%, 1/31/2051	75,000	50,162
3.95%, 1/31/2060	75,000	50,224

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

Exxon Mobil Corp.
4.33%, 3/19/2050	$10,000	$7,744
3.45%, 4/15/2051	70,000	45,997

Kinder Morgan Energy Partners LP
6.95%, 1/15/2038	100,000	99,134
6.50%, 9/1/2039	50,000	46,375
6.55%, 9/15/2040	50,000	46,352
6.38%, 3/1/2041	50,000	45,557
5.00%, 8/15/2042	50,000	39,065
5.50%, 3/1/2044	50,000	40,730

Kinder Morgan, Inc.
5.30%, 12/1/2034	50,000	44,245
5.55%, 6/1/2045	75,000	61,734
5.05%, 2/15/2046	50,000	38,135
5.20%, 3/1/2048	50,000	38,900
3.25%, 8/1/2050	25,000	14,146
3.60%, 2/15/2051	50,000	30,102
5.45%, 8/1/2052	40,000	32,331

Magellan Midstream Partners LP
5.15%, 10/15/2043	40,000	31,747
4.20%, 10/3/2047	85,000	56,213
4.85%, 2/1/2049	90,000	66,597
3.95%, 3/1/2050	40,000	25,241

Marathon Oil Corp.
5.20%, 6/1/2045	15,000	11,580

Marathon Petroleum Corp.
6.50%, 3/1/2041	50,000	47,454
5.85%, 12/15/2045	35,000	29,230
4.50%, 4/1/2048	65,000	46,159

MPLX LP
4.50%, 4/15/2038	50,000	38,953
5.20%, 3/1/2047	25,000	19,334
4.70%, 4/15/2048	75,000	54,217
5.50%, 2/15/2049	80,000	64,573
4.95%, 3/14/2052	150,000	111,166
5.65%, 3/1/2053	100,000	82,255
4.90%, 4/15/2058	50,000	35,196

Occidental Petroleum Corp.
6.45%, 9/15/2036	40,000	38,851
7.95%, 6/15/2039	30,000	32,070
6.20%, 3/15/2040	30,000	27,816
6.60%, 3/15/2046	60,000	57,774
4.20%, 3/15/2048	10,000	6,741
4.40%, 8/15/2049	25,000	16,347

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	417

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

ONEOK Partners LP
6.65%, 10/1/2036	$50,000	$48,174
6.85%, 10/15/2037	50,000	48,823
6.13%, 2/1/2041	40,000	36,146

ONEOK, Inc.
4.95%, 7/13/2047	100,000	74,640
5.20%, 7/15/2048	120,000	92,845
4.45%, 9/1/2049	20,000	13,696
6.63%, 9/1/2053	125,000	116,819

Ovintiv, Inc.
7.10%, 7/15/2053	15,000	14,276

Phillips 66
3.30%, 3/15/2052	25,000	14,651

Plains All American Pipeline LP
6.65%, 1/15/2037	25,000	23,636
5.15%, 6/1/2042	100,000	75,835
4.70%, 6/15/2044	50,000	35,007

Suncor Energy, Inc.
5.95%, 12/1/2034	25,000	23,435
6.80%, 5/15/2038	50,000	49,164
6.50%, 6/15/2038	30,000	28,842
6.85%, 6/1/2039	40,000	38,916
4.00%, 11/15/2047	50,000	33,498
3.75%, 3/4/2051	70,000	44,475

Targa Resources Corp.
4.95%, 4/15/2052	20,000	14,594
6.25%, 7/1/2052	35,000	30,591
6.50%, 2/15/2053	20,000	18,235

TotalEnergies Capital International SA
3.39%, 6/29/2060	50,000	30,161

Transcontinental Gas Pipe Line Co. LLC
4.60%, 3/15/2048	50,000	37,624

Valero Energy Corp.
4.90%, 3/15/2045	75,000	58,890
3.65%, 12/1/2051	25,000	15,172
4.00%, 6/1/2052	30,000	19,497

Western Midstream Operating LP
5.45%, 4/1/2044	25,000	19,241
5.30%, 3/1/2048	60,000	44,823
5.25%, 2/1/2050(b)(d)	100,000	73,896

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

Williams Cos., Inc. (The)
6.30%, 4/15/2040	$40,000	$37,766
5.75%, 6/24/2044	50,000	43,590
4.90%, 1/15/2045	25,000	19,175
5.10%, 9/15/2045	90,000	72,343
4.85%, 3/1/2048	100,000	76,566
3.50%, 10/15/2051	50,000	30,219
5.30%, 8/15/2052	50,000	40,651
		4,924,890

Pharmaceuticals – 2.1%

Bristol-Myers Squibb Co.
5.88%, 11/15/2036	25,000	24,505
4.13%, 6/15/2039	25,000	19,854
4.25%, 10/26/2049	10,000	7,437
3.70%, 3/15/2052	10,000	6,713
3.90%, 3/15/2062	100,000	65,377

Eli Lilly & Co.
5.95%, 11/15/2037	25,000	25,075
4.88%, 2/27/2053	70,000	60,667
4.15%, 3/15/2059	60,000	44,402
2.50%, 9/15/2060	30,000	15,245
4.95%, 2/27/2063	50,000	42,585

GlaxoSmithKline Capital, Inc.
6.38%, 5/15/2038	20,000	20,817

Johnson & Johnson
2.45%, 9/1/2060	50,000	25,661

Merck & Co., Inc.
2.75%, 12/10/2051	55,000	31,058
5.00%, 5/17/2053	50,000	42,698
2.90%, 12/10/2061	25,000	13,443
5.15%, 5/17/2063	50,000	42,605

Zoetis, Inc.
4.70%, 2/1/2043	75,000	61,583
3.95%, 9/12/2047	25,000	17,881
4.45%, 8/20/2048	50,000	38,471
		606,077

Professional Services – 0.2%

Verisk Analytics, Inc.
5.50%, 6/15/2045	25,000	21,152
3.63%, 5/15/2050	50,000	31,948
		53,100

See Accompanying Notes to the Financial Statements.

418	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Real Estate Management & Development – 0.2%

CBRE Services, Inc.
5.95%, 8/15/2034	$55,000	$50,005

Residential REITs – 0.1%

ERP Operating LP
REIT, 4.50%, 6/1/2045	25,000	18,168

Essex Portfolio LP
REIT, 4.50%, 3/15/2048	20,000	14,436
REIT, 2.65%, 9/1/2050	20,000	9,797
		42,401

Retail REITs – 0.3%

NNN REIT, Inc.
REIT, 3.50%, 4/15/2051	54,000	32,300
REIT, 3.00%, 4/15/2052	40,000	21,345

Regency Centers LP
REIT, 4.40%, 2/1/2047	60,000	41,963
		95,608

Semiconductors & Semiconductor Equipment – 5.1%

Advanced Micro Devices, Inc.
4.39%, 6/1/2052	25,000	19,258

Analog Devices, Inc.
2.80%, 10/1/2041	40,000	25,370
2.95%, 10/1/2051	50,000	29,294

Applied Materials, Inc.
5.10%, 10/1/2035	50,000	47,381

Broadcom, Inc.
3.47%, 4/15/2034(e)	160,000	121,910
3.14%, 11/15/2035(e)	210,000	148,134
3.19%, 11/15/2036(e)	120,000	83,107
3.50%, 2/15/2041(e)	185,000	123,040
3.75%, 2/15/2051(e)	130,000	82,892

KLA Corp.
5.65%, 11/1/2034	25,000	24,101
5.00%, 3/15/2049	20,000	16,611
4.95%, 7/15/2052	75,000	62,838
5.25%, 7/15/2062	80,000	67,795

Lam Research Corp.
4.88%, 3/15/2049	30,000	24,745
3.13%, 6/15/2060	70,000	38,891

Micron Technology, Inc.
3.37%, 11/1/2041	50,000	31,510

Investments	Principal Amount	Value

Semiconductors & Semiconductor Equipment – (continued)

NVIDIA Corp.
3.50%, 4/1/2040	$10,000	$7,486
3.70%, 4/1/2060	20,000	13,452

NXP BV
3.25%, 5/11/2041	70,000	44,923
3.13%, 2/15/2042	50,000	30,985
3.25%, 11/30/2051	20,000	11,322

QUALCOMM, Inc.
4.50%, 5/20/2052	50,000	38,435
6.00%, 5/20/2053	110,000	105,860

Texas Instruments, Inc.
3.88%, 3/15/2039	40,000	31,794
4.15%, 5/15/2048	75,000	56,771
2.70%, 9/15/2051	20,000	11,283
4.10%, 8/16/2052	10,000	7,362
5.00%, 3/14/2053	70,000	59,608
5.05%, 5/18/2063	100,000	83,269

TSMC Arizona Corp.
4.50%, 4/22/2052	10,000	8,200
		1,457,627

Software – 3.2%

Intuit, Inc.
5.50%, 9/15/2053	100,000	90,970

Microsoft Corp.
2.53%, 6/1/2050	20,000	11,448
2.92%, 3/17/2052	100,000	61,731
4.50%, 2/6/2057	30,000	24,764
2.68%, 6/1/2060	40,000	22,118
3.04%, 3/17/2062	210,000	124,698

Oracle Corp.
3.80%, 11/15/2037	25,000	18,397
6.13%, 7/8/2039	105,000	98,116
3.65%, 3/25/2041	140,000	95,335
4.13%, 5/15/2045	200,000	138,541
3.60%, 4/1/2050	200,000	122,554
4.38%, 5/15/2055	39,000	26,387
3.85%, 4/1/2060	95,000	57,019

Salesforce, Inc.
3.05%, 7/15/2061	25,000	13,924
		906,002

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	419

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Specialized REITs – 0.1%

Weyerhaeuser Co.
REIT, 6.88%, 12/15/2033	$25,000	$25,360
REIT, 4.00%, 3/9/2052	15,000	10,233
		35,593

Specialty Retail – 3.6%

Dick's Sporting Goods, Inc.
4.10%, 1/15/2052	25,000	14,625

Home Depot, Inc. (The)
5.88%, 12/16/2036	40,000	39,613
3.30%, 4/15/2040	130,000	91,913
5.95%, 4/1/2041	50,000	48,484
4.50%, 12/6/2048	20,000	15,762
3.13%, 12/15/2049	20,000	12,168
3.35%, 4/15/2050	100,000	63,372
2.38%, 3/15/2051	10,000	5,107
2.75%, 9/15/2051	60,000	33,428
3.63%, 4/15/2052	175,000	116,543
4.95%, 9/15/2052	150,000	126,256

Lowe's Cos., Inc.
2.80%, 9/15/2041	25,000	15,185
4.05%, 5/3/2047	50,000	34,501
4.55%, 4/5/2049	25,000	18,412
5.13%, 4/15/2050	40,000	32,329
3.00%, 10/15/2050	90,000	49,466
4.25%, 4/1/2052	50,000	34,653
5.63%, 4/15/2053	90,000	77,772
5.75%, 7/1/2053	75,000	65,810
4.45%, 4/1/2062	75,000	51,208
5.80%, 9/15/2062	50,000	42,366
5.85%, 4/1/2063	40,000	34,127

TJX Cos., Inc. (The)
4.50%, 4/15/2050	25,000	19,748
		1,042,848

Technology Hardware, Storage & Peripherals – 2.7%

Apple, Inc.
4.38%, 5/13/2045	50,000	40,995
4.65%, 2/23/2046	190,000	162,099
2.70%, 8/5/2051	200,000	115,663
3.95%, 8/8/2052	100,000	74,139
2.55%, 8/20/2060	50,000	27,386
2.80%, 2/8/2061	100,000	55,221

Investments	Principal Amount	Value

Technology Hardware, Storage & Peripherals – (continued)
2.85%, 8/5/2061	$100,000	$55,590
4.10%, 8/8/2062	70,000	51,331

Dell International LLC
8.10%, 7/15/2036	70,000	75,918
3.38%, 12/15/2041	10,000	6,442
8.35%, 7/15/2046	20,000	22,343

HP, Inc.
6.00%, 9/15/2041	80,000	72,447
		759,574

Tobacco – 3.9%

Altria Group, Inc.
5.80%, 2/14/2039	100,000	88,887
3.40%, 2/4/2041	40,000	24,512
4.25%, 8/9/2042	120,000	82,134
4.50%, 5/2/2043	65,000	45,884
5.38%, 1/31/2044	125,000	107,253
5.95%, 2/14/2049	245,000	207,839
3.70%, 2/4/2051	10,000	5,826

BAT Capital Corp.
4.39%, 8/15/2037	50,000	36,340
4.54%, 8/15/2047	50,000	32,348
4.76%, 9/6/2049	25,000	16,620
5.28%, 4/2/2050	50,000	35,559
5.65%, 3/16/2052	50,000	37,603
7.08%, 8/2/2053	50,000	44,626

Philip Morris International, Inc.
6.38%, 5/16/2038	75,000	74,239
4.38%, 11/15/2041	50,000	37,593
4.50%, 3/20/2042	50,000	38,247
4.13%, 3/4/2043	80,000	57,331
4.88%, 11/15/2043	40,000	31,875
4.25%, 11/10/2044	50,000	36,060

Reynolds American, Inc.
5.70%, 8/15/2035	25,000	21,420
5.85%, 8/15/2045	50,000	39,086
		1,101,282

Trading Companies & Distributors – 0.3%

WW Grainger, Inc.
4.60%, 6/15/2045	50,000	40,497
4.20%, 5/15/2047	50,000	38,815
		79,312

See Accompanying Notes to the Financial Statements.

420	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Water Utilities – 0.3%

American Water Capital Corp.
3.45%, 5/1/2050	$30,000	$19,172
3.25%, 6/1/2051	30,000	18,491

Essential Utilities, Inc.
5.30%, 5/1/2052	50,000	40,371
		78,034

Wireless Telecommunication Services – 0.2%

Rogers Communications, Inc.
7.50%, 8/15/2038	10,000	9,918

T-Mobile USA, Inc.
4.50%, 4/15/2050	20,000	14,591
5.75%, 1/15/2054	20,000	17,557
5.80%, 9/15/2062	20,000	17,235
		59,301
Total Corporate Bonds (Cost $34,128,436)		27,787,389

Total Investments – 97.2% (Cost $34,128,436)		27,787,389

Other assets less liabilities – 2.8%		788,075
NET ASSETS – 100.0%		$28,575,464

(a)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(b)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2023.

(c)	Represents less than 0.05% of net assets.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2023.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

Percentages shown are based on Net Assets.

Abbreviations

OYJ Public Limited Company

REIT Real Estate Investment Trust

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(6,495,514)
Net unrealized depreciation	$(6,495,514)
Federal income tax cost	$34,282,903

Security Type	% of Net Assets
Corporate Bonds	97.2%
Others(1)	2.8
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	421

Schedule of Investments

FlexShares® High Yield Value-Scored Bond Index Fund

October 31, 2023

Investments	Principal Amount	Value

CORPORATE BONDS – 98.1%

Aerospace & Defense – 2.6%

Bombardier, Inc.
7.13%, 6/15/2026(a)	$2,675,000	$2,573,848
7.88%, 4/15/2027(a)	1,750,000	1,683,453
6.00%, 2/15/2028(a)	500,000	442,439
7.50%, 2/1/2029(a)	450,000	416,818

BWX Technologies, Inc.
4.13%, 6/30/2028(a)	790,000	695,188
4.13%, 4/15/2029(a)	859,000	734,445

F-Brasile SpA
Series NR, 7.38%, 8/15/2026(a)	1,650,000	1,532,860

Spirit AeroSystems, Inc.
4.60%, 6/15/2028	500,000	395,578

TransDigm, Inc.
6.25%, 3/15/2026(a)	4,305,000	4,203,659
5.50%, 11/15/2027	5,580,000	5,194,726
6.75%, 8/15/2028(a)	4,425,000	4,296,601
4.63%, 1/15/2029	3,665,000	3,160,110
4.88%, 5/1/2029	2,401,000	2,080,186
6.88%, 12/15/2030(a)	300,000	289,668

Triumph Group, Inc.
7.75%, 8/15/2025	2,300,000	2,185,000
9.00%, 3/15/2028(a)	2,270,000	2,204,711
		32,089,290

Air Freight & Logistics – 0.7%

Forward Air Corp.
9.50%, 10/15/2031(a)	4,000,000	3,900,000

Rand Parent LLC
8.50%, 2/15/2030(a)	4,480,000	4,091,119
		7,991,119

Automobile Components – 2.8%

Adient Global Holdings Ltd.
8.25%, 4/15/2031(a)	350,000	340,646

Allison Transmission, Inc.
3.75%, 1/30/2031(a)	803,000	636,472

American Axle & Manufacturing, Inc.
6.50%, 4/1/2027	1,230,000	1,159,415
6.88%, 7/1/2028	950,000	846,726
5.00%, 10/1/2029	180,000	142,185

Investments	Principal Amount	Value

Automobile Components – (continued)

Clarios Global LP
8.50%, 5/15/2027(a)	$500,000	$492,287

Dana, Inc.
4.25%, 9/1/2030	150,000	118,722

Icahn Enterprises LP
6.38%, 12/15/2025	2,160,000	2,032,017
6.25%, 5/15/2026	6,350,000	5,804,355
5.25%, 5/15/2027	7,390,000	6,327,688
4.38%, 2/1/2029	1,585,000	1,220,494

IHO Verwaltungs GmbH
4.75%, 9/15/2026(a)(b)	735,000	683,057
6.00%, 5/15/2027(a)(b)	565,000	525,738
6.37%, 5/15/2029(a)(b)	2,385,000	2,076,391

JB Poindexter & Co., Inc.
7.13%, 4/15/2026(a)	1,190,000	1,134,679

Patrick Industries, Inc.
7.50%, 10/15/2027(a)	1,535,000	1,462,088
4.75%, 5/1/2029(a)	1,170,000	949,437

Tenneco, Inc.
8.00%, 11/17/2028(a)	9,750,000	7,824,375

ZF North America Capital, Inc.
6.88%, 4/14/2028(a)	515,000	499,060
7.13%, 4/14/2030(a)	240,000	232,815
		34,508,647

Automobiles – 1.8%

Aston Martin Capital Holdings Ltd.
10.50%, 11/30/2025(a)	5,000,000	4,945,363

Ford Motor Co.
6.38%, 2/1/2029	305,000	290,322
9.63%, 4/22/2030	130,000	144,957
3.25%, 2/12/2032	2,335,000	1,762,339
6.10%, 8/19/2032	1,495,000	1,382,799
4.75%, 1/15/2043	3,101,000	2,154,053
7.40%, 11/1/2046	985,000	924,272
5.29%, 12/8/2046	2,500,000	1,816,260

Jaguar Land Rover Automotive plc
7.75%, 10/15/2025(a)	390,000	390,262
4.50%, 10/1/2027(a)	2,535,000	2,186,160
5.88%, 1/15/2028(a)	2,926,000	2,633,520
5.50%, 7/15/2029(a)	2,307,000	1,988,591

See Accompanying Notes to the Financial Statements.

422	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Automobiles – (continued)

Mclaren Finance plc
7.50%, 8/1/2026(a)	$1,190,000	$1,017,450

Thor Industries, Inc.
4.00%, 10/15/2029(a)	1,050,000	846,352
		22,482,700

Banks – 0.5%

Intesa Sanpaolo SpA
5.71%, 1/15/2026(a)	1,200,000	1,138,427
4.20%, 6/1/2032(a)(c)	590,000	419,368
4.95%, 6/1/2042(a)(c)	170,000	99,705

Texas Capital Bancshares, Inc.
4.00%, 5/6/2031(c)	2,080,000	1,716,224

UniCredit SpA
7.30%, 4/2/2034(a)(c)	2,560,000	2,375,561
5.46%, 6/30/2035(a)(c)	285,000	233,806
		5,983,091

Beverages – 0.0%(d)

Primo Water Holdings, Inc.
4.38%, 4/30/2029(a)	475,000	400,762

Broadline Retail – 0.9%

ANGI Group LLC
3.88%, 8/15/2028(a)	2,815,000	2,111,231

Go Daddy Operating Co. LLC
3.50%, 3/1/2029(a)	500,000	419,725

Kohl's Corp.
5.55%, 7/17/2045	1,250,000	725,000

Macy's Retail Holdings LLC
5.88%, 3/15/2030(a)	100,000	84,599
6.13%, 3/15/2032(a)	140,000	115,620
6.70%, 7/15/2034(a)	1,000,000	763,750
4.50%, 12/15/2034	1,446,000	968,820
5.13%, 1/15/2042	1,000,000	615,900

Millennium Escrow Corp.
6.63%, 8/1/2026(a)	4,235,000	3,143,984

QVC, Inc.
4.45%, 2/15/2025	1,875,000	1,615,002
		10,563,631

Investments	Principal Amount	Value

Building Products – 1.2%

ACProducts Holdings, Inc.
6.38%, 5/15/2029(a)	$1,800,000	$1,098,000

Camelot Return Merger Sub, Inc.
8.75%, 8/1/2028(a)	1,425,000	1,330,565

Cornerstone Building Brands, Inc.
6.13%, 1/15/2029(a)	635,000	464,249

CP Atlas Buyer, Inc.
7.00%, 12/1/2028(a)	1,130,000	861,263

Eco Material Technologies, Inc.
7.88%, 1/31/2027(a)	1,160,000	1,098,501

Emerald Debt Merger Sub LLC
6.63%, 12/15/2030(a)	1,870,000	1,778,838

Griffon Corp.
5.75%, 3/1/2028	2,040,000	1,842,257

JELD-WEN, Inc.
4.88%, 12/15/2027(a)	716,000	606,913

Masonite International Corp.
3.50%, 2/15/2030(a)	135,000	106,896

MIWD Holdco II LLC
5.50%, 2/1/2030(a)	1,345,000	1,067,594

Smyrna Ready Mix Concrete LLC
6.00%, 11/1/2028(a)	1,427,000	1,319,385

Standard Industries, Inc.
5.00%, 2/15/2027(a)	1,125,000	1,039,811
4.75%, 1/15/2028(a)	620,000	554,838
4.38%, 7/15/2030(a)	1,340,000	1,094,811
3.38%, 1/15/2031(a)	595,000	450,246
		14,714,167

Capital Markets – 0.2%

Brightsphere Investment Group, Inc.
4.80%, 7/27/2026	225,000	203,625

Compass Group Diversified Holdings LLC
5.25%, 4/15/2029(a)	730,000	623,378

Jane Street Group
4.50%, 11/15/2029(a)	500,000	426,070

Nomura Holdings, Inc.
2.65%, 1/16/2025	1,250,000	1,193,813
		2,446,886

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	423

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Chemicals – 5.2%

Ashland, Inc.
3.38%, 9/1/2031(a)	$2,290,000	$1,755,458
6.88%, 5/15/2043	1,105,000	1,037,174

ASP Unifrax Holdings, Inc.
5.25%, 9/30/2028(a)	4,306,000	2,908,474
7.50%, 9/30/2029(a)	2,414,000	1,291,490

Cerdia Finanz GmbH
10.50%, 2/15/2027(a)	1,015,000	997,816

Chemours Co. (The)
5.38%, 5/15/2027	1,095,000	989,240
5.75%, 11/15/2028(a)	1,540,000	1,302,455
4.63%, 11/15/2029(a)	2,095,000	1,618,133

Cornerstone Chemical Co.
10.25%, 9/1/2027(a)	2,300,000	1,948,343

CVR Partners LP
6.13%, 6/15/2028(a)	2,800,000	2,471,000

Element Solutions, Inc.
3.88%, 9/1/2028(a)	605,000	514,766

FXI Holdings, Inc.
12.25%, 11/15/2026(a)	4,216,000	3,493,255

Gates Global LLC
6.25%, 1/15/2026(a)	500,000	489,700

GPD Cos., Inc.
10.13%, 4/1/2026(a)	2,700,000	2,431,709

HB Fuller Co.
4.25%, 10/15/2028	795,000	688,724

Herens Holdco Sarl
4.75%, 5/15/2028(a)	1,910,000	1,479,434

INEOS Finance plc
6.75%, 5/15/2028(a)	2,210,000	2,063,555

INEOS Quattro Finance 2 plc
3.38%, 1/15/2026(a)	260,000	248,300

Ingevity Corp.
3.88%, 11/1/2028(a)	1,765,000	1,432,888

LSB Industries, Inc.
6.25%, 10/15/2028(a)	1,240,000	1,100,019

Minerals Technologies, Inc.
5.00%, 7/1/2028(a)	755,000	660,081

NOVA Chemicals Corp.
5.00%, 5/1/2025(a)	2,777,000	2,622,771
5.25%, 6/1/2027(a)	5,665,000	4,785,026
4.25%, 5/15/2029(a)	2,995,000	2,215,059

Investments	Principal Amount	Value

Chemicals – (continued)

Olympus Water US Holding Corp.
7.13%, 10/1/2027(a)	$870,000	$801,025
4.25%, 10/1/2028(a)	1,550,000	1,236,807
9.75%, 11/15/2028(a)	1,725,000	1,684,809

Polar US Borrower LLC
6.75%, 5/15/2026(a)	1,680,000	739,200

Rain Carbon, Inc.
12.25%, 9/1/2029(a)	2,400,000	2,442,000

SCIH Salt Holdings, Inc.
4.88%, 5/1/2028(a)	1,683,000	1,453,064

SCIL IV LLC
5.38%, 11/1/2026(a)	1,380,000	1,224,096

SK Invictus Intermediate II Sarl
5.00%, 10/30/2029(a)	3,587,000	2,708,483

TPC Group, Inc.
13.00%, 12/16/2027(a)	2,000,000	1,995,760

Tronox, Inc.
4.63%, 3/15/2029(a)	5,850,000	4,608,236

Vibrantz Technologies, Inc.
9.00%, 2/15/2030(a)	1,665,000	1,325,163

WR Grace Holdings LLC
5.63%, 8/15/2029(a)	3,195,000	2,476,125
		63,239,638

Commercial Services & Supplies – 4.1%

ADT Security Corp. (The)
4.13%, 8/1/2029(a)	755,000	647,526
4.88%, 7/15/2032(a)	331,000	276,885

Allied Universal Holdco LLC
6.63%, 7/15/2026(a)	2,915,000	2,729,897
9.75%, 7/15/2027(a)	3,075,000	2,671,025
4.63%, 6/1/2028(a)	4,145,000	3,384,767
6.00%, 6/1/2029(a)	1,800,000	1,300,500

Aptim Corp.
7.75%, 6/15/2025(a)	500,000	456,410

APX Group, Inc.
6.75%, 2/15/2027(a)	1,000,000	965,410
5.75%, 7/15/2029(a)	4,365,000	3,628,903

Cimpress plc
7.00%, 6/15/2026	1,330,000	1,230,809

CoreCivic, Inc.
4.75%, 10/15/2027	490,000	425,687

See Accompanying Notes to the Financial Statements.

424	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Commercial Services & Supplies – (continued)

Covanta Holding Corp.
4.88%, 12/1/2029(a)	$720,000	$561,600
5.00%, 9/1/2030	460,000	355,815

Deluxe Corp.
8.00%, 6/1/2029(a)	2,825,000	2,235,281

Garda World Security Corp.
4.63%, 2/15/2027(a)	910,000	811,625
9.50%, 11/1/2027(a)	1,120,000	1,017,741
7.75%, 2/15/2028(a)	460,000	442,373

GFL Environmental, Inc.
4.00%, 8/1/2028(a)	1,370,000	1,179,007
4.75%, 6/15/2029(a)	325,000	284,506
4.38%, 8/15/2029(a)	50,000	42,640

Interface, Inc.
5.50%, 12/1/2028(a)	1,405,000	1,181,198

Neptune Bidco US, Inc.
9.29%, 4/15/2029(a)	13,535,000	11,945,296

Pitney Bowes, Inc.
6.88%, 3/15/2027(a)	1,925,000	1,593,457

Prime Security Services Borrower LLC
5.75%, 4/15/2026(a)	2,745,000	2,662,946
3.38%, 8/31/2027(a)	2,060,000	1,811,175
6.25%, 1/15/2028(a)	4,340,000	4,024,494

Stericycle, Inc.
3.88%, 1/15/2029(a)	185,000	157,186

WASH Multifamily Acquisition, Inc.
5.75%, 4/15/2026(a)	1,415,000	1,308,875

West Technology Group LLC
8.50%, 4/10/2027(a)	750,000	645,000

Williams Scotsman, Inc.
4.63%, 8/15/2028(a)	100,000	88,837
		50,066,871

Communications Equipment – 0.1%

CommScope Technologies LLC
6.00%, 6/15/2025(a)	170,000	102,000

CommScope, Inc.
6.00%, 3/1/2026(a)	380,000	319,192
8.25%, 3/1/2027(a)	850,000	352,750

Investments	Principal Amount	Value

Communications Equipment – (continued)

Viavi Solutions, Inc.
3.75%, 10/1/2029(a)	$75,000	$58,379
		832,321

Construction & Engineering – 1.0%

AECOM
5.13%, 3/15/2027	1,940,000	1,831,556

Arcosa, Inc.
4.38%, 4/15/2029(a)	710,000	619,475

Artera Services LLC
9.03%, 12/4/2025(a)	2,944,000	2,649,600

Brand Industrial Services, Inc.
10.38%, 8/1/2030(a)	980,000	972,650

Brundage-Bone Concrete Pumping Holdings, Inc.
6.00%, 2/1/2026(a)	1,995,000	1,886,392

Global Infrastructure Solutions, Inc.
5.63%, 6/1/2029(a)	1,053,000	842,400
7.50%, 4/15/2032(a)	1,741,000	1,423,868

HTA Group Ltd.
7.00%, 12/18/2025(a)	715,000	690,504

Railworks Holdings LP
8.25%, 11/15/2028(a)	525,000	499,291

VM Consolidated, Inc.
5.50%, 4/15/2029(a)	794,000	703,143

Weekley Homes LLC
4.88%, 9/15/2028(a)	570,000	489,487
		12,608,366

Construction Materials – 0.0%(d)

Knife River Corp.
7.75%, 5/1/2031(a)	120,000	119,553

Consumer Finance – 2.4%

Cobra Acquisition Co. LLC
6.38%, 11/1/2029(a)	880,000	627,000

Credit Acceptance Corp.
6.63%, 3/15/2026	865,000	821,319

Enova International, Inc.
8.50%, 9/15/2025(a)	170,000	159,909

FirstCash, Inc.
4.63%, 9/1/2028(a)	230,000	201,734
5.63%, 1/1/2030(a)	2,690,000	2,394,569

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	425

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Consumer Finance – (continued)

Ford Holdings LLC
9.30%, 3/1/2030	$640,000	$685,747

Ford Motor Credit Co. LLC
4.06%, 11/1/2024	500,000	486,750
4.69%, 6/9/2025	1,000,000	965,976
5.13%, 6/16/2025	500,000	486,507
4.13%, 8/4/2025	250,000	238,284
3.38%, 11/13/2025	660,000	615,914
6.95%, 3/6/2026	2,470,000	2,474,264
4.54%, 8/1/2026	710,000	667,742
2.70%, 8/10/2026	3,235,000	2,899,646
4.27%, 1/9/2027	1,035,000	957,596
4.95%, 5/28/2027	1,705,000	1,599,284
4.13%, 8/17/2027	1,285,000	1,166,662
3.82%, 11/2/2027	740,000	659,713
7.35%, 11/4/2027	1,640,000	1,659,964
2.90%, 2/16/2028	935,000	795,371
6.80%, 5/12/2028	465,000	463,671
5.11%, 5/3/2029	1,537,000	1,398,911
7.35%, 3/6/2030	1,370,000	1,375,852
4.00%, 11/13/2030	195,000	160,619

goeasy Ltd.
4.38%, 5/1/2026(a)	525,000	474,337

LFS Topco LLC
5.88%, 10/15/2026(a)	900,000	758,873

Macquarie Airfinance Holdings Ltd.
8.38%, 5/1/2028(a)	905,000	902,059

OneMain Finance Corp.
7.13%, 3/15/2026	330,000	320,495
3.88%, 9/15/2028	300,000	237,195

PRA Group, Inc.
7.38%, 9/1/2025(a)	115,000	107,525

SLM Corp.
3.13%, 11/2/2026	200,000	173,868

Synchrony Financial
7.25%, 2/2/2033	700,000	593,607

World Acceptance Corp.
7.00%, 11/1/2026(a)	1,680,000	1,360,800
		28,891,763

Investments	Principal Amount	Value

Consumer Staples Distribution & Retail – 1.0%

Albertsons Cos., Inc.
3.25%, 3/15/2026(a)	$500,000	$461,845
4.63%, 1/15/2027(a)	1,200,000	1,124,654
5.88%, 2/15/2028(a)	500,000	478,949
6.50%, 2/15/2028(a)	500,000	490,896
3.50%, 3/15/2029(a)	1,000,000	852,601
4.88%, 2/15/2030(a)	1,000,000	892,816

C&S Group Enterprises LLC
5.00%, 12/15/2028(a)	800,000	619,000

Ingles Markets, Inc.
4.00%, 6/15/2031(a)	1,875,000	1,490,625

Performance Food Group, Inc.
5.50%, 10/15/2027(a)	890,000	832,216
4.25%, 8/1/2029(a)	5,290,000	4,463,572

US Foods, Inc.
4.75%, 2/15/2029(a)	660,000	582,224
4.63%, 6/1/2030(a)	140,000	119,547
		12,408,945

Containers & Packaging – 1.8%

Ardagh Metal Packaging Finance USA LLC
6.00%, 6/15/2027(a)	500,000	472,509
3.25%, 9/1/2028(a)	220,000	179,173
4.00%, 9/1/2029(a)	815,000	611,307

Cascades, Inc.
5.13%, 1/15/2026(a)	190,000	180,334

Clydesdale Acquisition Holdings, Inc.
6.63%, 4/15/2029(a)	1,450,000	1,317,176
8.75%, 4/15/2030(a)	5,659,000	4,510,674

Graham Packaging Co., Inc.
7.13%, 8/15/2028(a)	2,500,000	1,915,337

Intelligent Packaging Ltd. Finco, Inc.
6.00%, 9/15/2028(a)	2,055,000	1,684,155

Iris Holding, Inc.
10.00%, 12/15/2028(a)	1,300,000	943,429

LABL, Inc.
10.50%, 7/15/2027(a)	1,555,000	1,346,158

Mauser Packaging Solutions Holding Co.
7.88%, 8/15/2026(a)	4,220,000	3,952,532
9.25%, 4/15/2027(a)	2,872,000	2,391,828

See Accompanying Notes to the Financial Statements.

426	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Containers & Packaging – (continued)

Pactiv LLC
7.95%, 12/15/2025	$195,000	$192,322

Sealed Air Corp.
6.88%, 7/15/2033(a)	150,000	140,625

Trivium Packaging Finance BV
5.50%, 8/15/2026(a)(e)	750,000	679,863
8.50%, 8/15/2027(a)(e)	1,510,000	1,259,962
		21,777,384

Distributors – 0.4%

American Builders & Contractors Supply Co., Inc.
4.00%, 1/15/2028(a)	400,000	359,063

Resideo Funding, Inc.
4.00%, 9/1/2029(a)	750,000	601,875

Windsor Holdings III LLC
8.50%, 6/15/2030(a)	4,000,000	3,893,866
		4,854,804

Diversified Consumer Services – 0.9%

Adtalem Global Education, Inc.
5.50%, 3/1/2028(a)	805,000	733,033

Grand Canyon University
4.13%, 10/1/2024	1,212,000	1,152,854
4.38%, 10/1/2026	500,000	478,750
5.13%, 10/1/2028	2,220,000	1,964,256

Signal Parent, Inc.
6.13%, 4/1/2029(a)	1,735,000	988,950

Sotheby's
7.38%, 10/15/2027(a)	4,000,000	3,572,341

StoneMor, Inc.
8.50%, 5/15/2029(a)	1,910,000	1,525,613
		10,415,797

Diversified REITs – 1.1%

Global Net Lease, Inc.
REIT, 3.75%, 12/15/2027(a)	2,810,000	2,127,433

Iron Mountain Information Management Services, Inc.
REIT, 5.00%, 7/15/2032(a)	350,000	286,390

Investments	Principal Amount	Value

Diversified REITs – (continued)

Necessity Retail REIT, Inc. (The)
REIT, 4.50%, 9/30/2028(a)	$2,620,000	$1,961,725

Uniti Group LP
REIT, 10.50%, 2/15/2028(a)	5,155,000	4,964,028
REIT, 6.50%, 2/15/2029(a)	5,750,000	3,734,094
		13,073,670

Diversified Telecommunication Services – 5.5%

Altice France Holding SA
10.50%, 5/15/2027(a)	8,280,000	4,505,151
6.00%, 2/15/2028(a)	5,928,000	2,599,758

Altice France SA
8.13%, 2/1/2027(a)	3,585,000	3,022,030
5.50%, 1/15/2028(a)	3,050,000	2,266,233
5.13%, 1/15/2029(a)	935,000	645,294
5.13%, 7/15/2029(a)	5,185,000	3,549,969
5.50%, 10/15/2029(a)	4,000,000	2,751,603

CCO Holdings LLC
5.13%, 5/1/2027(a)	2,201,000	2,026,453
5.00%, 2/1/2028(a)	1,210,000	1,086,504
5.38%, 6/1/2029(a)	180,000	157,550
6.38%, 9/1/2029(a)	515,000	471,327
4.75%, 3/1/2030(a)	1,905,000	1,571,478
4.50%, 8/15/2030(a)	1,385,000	1,110,542
4.25%, 2/1/2031(a)	1,570,000	1,221,771
4.75%, 2/1/2032(a)	680,000	530,781
4.50%, 5/1/2032	1,587,000	1,214,843
4.50%, 6/1/2033(a)	1,760,000	1,312,899
4.25%, 1/15/2034(a)	1,750,000	1,264,030

Embarq Corp.
8.00%, 6/1/2036	2,600,000	1,417,000

Frontier California, Inc.
Series F, 6.75%, 5/15/2027	215,000	197,262

Frontier Communications Holdings LLC
6.75%, 5/1/2029(a)	700,000	553,912
8.75%, 5/15/2030(a)	80,000	76,220

Iliad Holding SASU
7.00%, 10/15/2028(a)	1,325,000	1,199,062

Intelsat Jackson Holdings SA
6.50%, 3/15/2030(a)	3,075,000	2,699,945

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	427

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Diversified Telecommunication Services – (continued)

Level 3 Financing, Inc.
4.63%, 9/15/2027(a)	$2,035,000	$1,353,275
4.25%, 7/1/2028(a)	6,470,000	3,658,610
3.63%, 1/15/2029(a)	4,600,000	2,349,197
3.75%, 7/15/2029(a)	500,000	254,208

Lumen Technologies, Inc.
5.63%, 4/1/2025	740,000	583,962
5.13%, 12/15/2026(a)	1,810,000	888,899
4.00%, 2/15/2027(a)	4,110,000	2,774,250

Telesat Canada
5.63%, 12/6/2026(a)	1,585,000	1,011,690
4.88%, 6/1/2027(a)	1,110,000	657,675

Virgin Media Finance plc
5.00%, 7/15/2030(a)	4,735,000	3,722,579

Virgin Media Secured Finance plc
4.50%, 8/15/2030(a)	805,000	663,771

Windstream Escrow LLC
7.75%, 8/15/2028(a)	7,481,000	5,932,334

Zayo Group Holdings, Inc.
4.00%, 3/1/2027(a)	4,680,000	3,522,368
6.13%, 3/1/2028(a)	3,230,000	2,139,708
		66,964,143

Electric Utilities – 1.5%

Edison International
8.13%, 6/15/2053(c)	1,165,000	1,123,347

Emera, Inc.
Series 16-A, 6.75%, 6/15/2076(c)	6,450,000	6,065,819

Leeward Renewable Energy Operations LLC
4.25%, 7/1/2029(a)	195,000	159,251

NextEra Energy Operating Partners LP
3.88%, 10/15/2026(a)	2,510,000	2,282,140
4.50%, 9/15/2027(a)	2,720,000	2,435,474

NRG Energy, Inc.
3.38%, 2/15/2029(a)	129,000	104,993
5.25%, 6/15/2029(a)	1,380,000	1,217,519
3.63%, 2/15/2031(a)	935,000	705,585
3.88%, 2/15/2032(a)	1,000,000	743,165

Investments	Principal Amount	Value

Electric Utilities – (continued)

Pattern Energy Operations LP
4.50%, 8/15/2028(a)	$500,000	$435,839

PG&E Corp.
5.00%, 7/1/2028	1,000,000	905,945
5.25%, 7/1/2030	925,000	810,209

Vistra Operations Co. LLC
5.63%, 2/15/2027(a)	1,810,000	1,703,234
		18,692,520

Electronic Equipment, Instruments & Components – 0.1%

Crane NXT Co.
4.20%, 3/15/2048	920,000	556,960

Likewize Corp.
9.75%, 10/15/2025(a)	1,096,000	1,088,589
		1,645,549

Energy Equipment & Services – 2.4%

Archrock Partners LP
6.88%, 4/1/2027(a)	810,000	778,699
6.25%, 4/1/2028(a)	1,655,000	1,537,081

CGG SA
8.75%, 4/1/2027(a)	2,780,000	2,453,656

Nabors Industries Ltd.
7.25%, 1/15/2026(a)	215,000	201,986

Nine Energy Service, Inc.
13.00%, 2/1/2028	1,000,000	885,000

Noble Finance II LLC
8.00%, 4/15/2030(a)	3,160,000	3,158,069

Oceaneering International, Inc.
6.00%, 2/1/2028	430,000	394,525

Precision Drilling Corp.
6.88%, 1/15/2029(a)	900,000	833,313

Seadrill Finance Ltd.
8.38%, 8/1/2030(a)	3,000,000	3,000,960

USA Compression Partners LP
6.88%, 4/1/2026	3,780,000	3,670,773
6.88%, 9/1/2027	3,813,000	3,653,264

Valaris Ltd.
8.38%, 4/30/2030(a)	5,885,000	5,774,656

Weatherford International Ltd.
8.63%, 4/30/2030(a)	3,265,000	3,299,214
		29,641,196

See Accompanying Notes to the Financial Statements.

428	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Entertainment – 0.4%

Allen Media LLC
10.50%, 2/15/2028(a)	$2,145,000	$1,117,127

Cinemark USA, Inc.
5.88%, 3/15/2026(a)	725,000	688,408
5.25%, 7/15/2028(a)	1,740,000	1,502,799

Live Nation Entertainment, Inc.
4.75%, 10/15/2027(a)	1,825,000	1,667,703
		4,976,037

Financial Services – 2.2%

Freedom Mortgage Corp.
7.63%, 5/1/2026(a)	250,000	230,072
6.63%, 1/15/2027(a)	2,750,000	2,380,100
12.00%, 10/1/2028(a)	500,000	501,599
12.25%, 10/1/2030(a)	500,000	500,164

GTCR W-2 Merger Sub LLC
7.50%, 1/15/2031(a)	1,000,000	987,350

Jefferies Finance LLC
5.00%, 8/15/2028(a)	3,650,000	2,913,014

Jefferson Capital Holdings LLC
6.00%, 8/15/2026(a)	1,581,000	1,380,643

MGIC Investment Corp.
5.25%, 8/15/2028	1,355,000	1,245,483

Midcap Financial Issuer Trust
6.50%, 5/1/2028(a)	5,420,000	4,592,960
5.63%, 1/15/2030(a)	2,030,000	1,562,026

Mobius Merger Sub, Inc.
9.00%, 6/1/2030(a)	250,000	224,084

Nationstar Mortgage Holdings, Inc.
5.00%, 2/1/2026(a)	730,000	678,533
6.00%, 1/15/2027(a)	1,200,000	1,115,424
5.50%, 8/15/2028(a)	1,901,000	1,679,914
5.13%, 12/15/2030(a)	275,000	222,526
5.75%, 11/15/2031(a)	220,000	183,227

NMI Holdings, Inc.
7.38%, 6/1/2025(a)	335,000	335,347

Oxford Finance LLC
6.38%, 2/1/2027(a)	585,000	533,081

PennyMac Financial Services, Inc.
4.25%, 2/15/2029(a)	75,000	61,263
5.75%, 9/15/2031(a)	5,000	4,077

Investments	Principal Amount	Value

Financial Services – (continued)

PHH Mortgage Corp.
7.88%, 3/15/2026(a)	$1,915,000	$1,651,687

Rocket Mortgage LLC
2.88%, 10/15/2026(a)	800,000	696,456
3.63%, 3/1/2029(a)	694,000	564,009

United Wholesale Mortgage LLC
5.50%, 11/15/2025(a)	445,000	422,965
5.75%, 6/15/2027(a)	815,000	741,593
5.50%, 4/15/2029(a)	1,390,000	1,164,125
		26,571,722

Food Products – 1.1%

B&G Foods, Inc.
5.25%, 9/15/2027	1,100,000	905,311

Lamb Weston Holdings, Inc.
4.88%, 5/15/2028(a)	250,000	230,846
4.13%, 1/31/2030(a)	4,900,000	4,156,781
4.38%, 1/31/2032(a)	3,803,000	3,146,479

Post Holdings, Inc.
5.63%, 1/15/2028(a)	1,680,000	1,561,342
5.50%, 12/15/2029(a)	1,000,000	891,814
4.63%, 4/15/2030(a)	1,379,000	1,154,759
4.50%, 9/15/2031(a)	1,040,000	841,500

Sigma Holdco BV
7.88%, 5/15/2026(a)	515,000	430,916

Simmons Foods, Inc.
4.63%, 3/1/2029(a)	625,000	507,700

TreeHouse Foods, Inc.
4.00%, 9/1/2028	50,000	40,675
		13,868,123

Gas Utilities – 0.9%

AmeriGas Partners LP
5.50%, 5/20/2025	1,365,000	1,308,376
5.88%, 8/20/2026	1,405,000	1,317,117
5.75%, 5/20/2027	500,000	459,518
9.38%, 6/1/2028(a)	2,500,000	2,470,616

Ferrellgas LP
5.38%, 4/1/2026(a)	1,445,000	1,352,492

Suburban Propane Partners LP
5.88%, 3/1/2027	585,000	554,287
5.00%, 6/1/2031(a)	3,420,000	2,832,799

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	429

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Gas Utilities – (continued)

Superior Plus LP
4.50%, 3/15/2029(a)	$500,000	$426,465
		10,721,670

Ground Transportation – 1.5%

Albion Financing 1 Sarl
6.13%, 10/15/2026(a)	2,370,000	2,192,250

Albion Financing 2 Sarl
8.75%, 4/15/2027(a)	2,785,000	2,544,069

Carriage Purchaser, Inc.
7.88%, 10/15/2029(a)	905,000	665,785

EquipmentShare.com, Inc.
9.00%, 5/15/2028(a)	5,430,000	5,104,200

First Student Bidco, Inc.
4.00%, 7/31/2029(a)	505,000	406,525

Hertz Corp. (The)
4.63%, 12/1/2026(a)	615,000	515,139
5.00%, 12/1/2029(a)	5,060,000	3,632,595

NESCO Holdings II, Inc.
5.50%, 4/15/2029(a)	1,800,000	1,543,500

PECF USS Intermediate Holding III Corp.
8.00%, 11/15/2029(a)	3,115,000	1,477,694

Uber Technologies, Inc.
4.50%, 8/15/2029(a)	250,000	220,484
		18,302,241

Health Care Equipment & Supplies – 0.4%

Avantor Funding, Inc.
4.63%, 7/15/2028(a)	300,000	267,033

Embecta Corp.
5.00%, 2/15/2030(a)	190,000	150,873

Garden Spinco Corp.
8.63%, 7/20/2030(a)	180,000	185,719

Hologic, Inc.
4.63%, 2/1/2028(a)	800,000	727,521
3.25%, 2/15/2029(a)	500,000	419,760

Medline Borrower LP
5.25%, 10/1/2029(a)	2,315,000	1,970,578

Teleflex, Inc.
4.63%, 11/15/2027	1,050,000	960,750
4.25%, 6/1/2028(a)	500,000	441,251

Investments	Principal Amount	Value

Health Care Equipment & Supplies – (continued)

Varex Imaging Corp.
7.88%, 10/15/2027(a)	$9,000	$8,821
		5,132,306

Health Care Providers & Services – 3.0%

180 Medical, Inc.
3.88%, 10/15/2029(a)	200,000	166,155

Acadia Healthcare Co., Inc.
5.50%, 7/1/2028(a)	1,130,000	1,043,207
5.00%, 4/15/2029(a)	150,000	133,742

AdaptHealth LLC
6.13%, 8/1/2028(a)	815,000	669,143

AHP Health Partners, Inc.
5.75%, 7/15/2029(a)	1,547,000	1,268,540

Community Health Systems, Inc.
8.00%, 3/15/2026(a)	1,050,000	959,758

DaVita, Inc.
4.63%, 6/1/2030(a)	1,223,000	958,478

Encompass Health Corp.
4.75%, 2/1/2030	485,000	419,124
4.63%, 4/1/2031	250,000	208,109

Global Medical Response, Inc.
6.50%, 10/1/2025(a)	3,180,000	2,019,300

HealthEquity, Inc.
4.50%, 10/1/2029(a)	320,000	274,112

Heartland Dental LLC
8.50%, 5/1/2026(a)	600,000	546,107
10.50%, 4/30/2028(a)	1,225,000	1,177,384

Kedrion SpA
6.50%, 9/1/2029(a)	515,000	428,738

Legacy LifePoint Health LLC
4.38%, 2/15/2027(a)	1,745,000	1,442,958

LifePoint Health, Inc.
5.38%, 1/15/2029(a)	1,595,000	966,328
9.88%, 8/15/2030(a)	2,830,000	2,557,613

Molina Healthcare, Inc.
4.38%, 6/15/2028(a)	1,505,000	1,339,475
3.88%, 11/15/2030(a)	3,400,000	2,773,107
3.88%, 5/15/2032(a)	3,900,000	3,064,462

Option Care Health, Inc.
4.38%, 10/31/2029(a)	240,000	200,581

Prime Healthcare Services, Inc.
7.25%, 11/1/2025(a)	1,500,000	1,365,000

See Accompanying Notes to the Financial Statements.

430	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Health Care Providers & Services – (continued)

Radiology Partners, Inc.
9.25%, 2/1/2028(a)	$2,885,000	$1,085,002

RegionalCare Hospital Partners Holdings, Inc.
9.75%, 12/1/2026(a)	2,430,000	2,272,015

RP Escrow Issuer LLC
5.25%, 12/15/2025(a)	2,455,000	1,749,187

Team Health Holdings, Inc.
6.38%, 2/1/2025(a)	825,000	653,812

Tenet Healthcare Corp.
6.25%, 2/1/2027	500,000	479,473
5.13%, 11/1/2027	400,000	369,247
6.13%, 10/1/2028	1,050,000	973,875
6.88%, 11/15/2031	215,000	198,213

Toledo Hospital (The)
Series B, 5.33%, 11/15/2028	1,795,000	1,373,175

US Acute Care Solutions LLC
6.38%, 3/1/2026(a)	3,963,000	3,371,579
		36,506,999

Health Care REITs – 0.2%

CTR Partnership LP
REIT, 3.88%, 6/30/2028(a)	1,300,000	1,092,176

MPT Operating Partnership LP
REIT, 4.63%, 8/1/2029	2,670,000	1,848,525
		2,940,701

Hotel & Resort REITs – 0.4%

Park Intermediate Holdings LLC
REIT, 4.88%, 5/15/2029(a)	1,525,000	1,272,757

RHP Hotel Properties LP
REIT, 4.50%, 2/15/2029(a)	240,000	204,286

Service Properties Trust
REIT, 5.25%, 2/15/2026	630,000	563,441
REIT, 4.75%, 10/1/2026	1,020,000	867,289
REIT, 4.95%, 2/15/2027	985,000	820,166
REIT, 3.95%, 1/15/2028	705,000	527,119

XHR LP
REIT, 4.88%, 6/1/2029(a)	240,000	203,056
		4,458,114

Investments	Principal Amount	Value

Hotels, Restaurants & Leisure – 6.5%

1011778 BC ULC
3.88%, 1/15/2028(a)	$200,000	$178,559

Affinity Interactive
6.88%, 12/15/2027(a)	3,055,000	2,490,088

Boyd Gaming Corp.
4.75%, 6/15/2031(a)	3,280,000	2,722,068

Caesars Entertainment, Inc.
8.13%, 7/1/2027(a)	489,000	484,537

Carnival Corp.
7.63%, 3/1/2026(a)	1,140,000	1,108,528
5.75%, 3/1/2027(a)	3,000,000	2,678,586

Carnival Holdings Bermuda Ltd.
10.38%, 5/1/2028(a)	1,161,000	1,237,875

CDI Escrow Issuer, Inc.
5.75%, 4/1/2030(a)	760,000	678,988

CEC Entertainment LLC
6.75%, 5/1/2026(a)	844,000	788,238

Cedar Fair LP
5.38%, 4/15/2027	1,610,000	1,490,784
6.50%, 10/1/2028	995,000	920,952
5.25%, 7/15/2029	806,000	694,157

Churchill Downs, Inc.
5.50%, 4/1/2027(a)	1,350,000	1,266,230
4.75%, 1/15/2028(a)	1,255,000	1,123,884
6.75%, 5/1/2031(a)	250,000	230,625

Everi Holdings, Inc.
5.00%, 7/15/2029(a)	810,000	680,627

Fertitta Entertainment LLC
4.63%, 1/15/2029(a)	960,000	806,717

Genting New York LLC
3.30%, 2/15/2026(a)	2,700,000	2,409,454

GPS Hospitality Holding Co. LLC
7.00%, 8/15/2028(a)	1,100,000	747,620

Hilton Domestic Operating Co., Inc.
5.38%, 5/1/2025(a)	500,000	491,526
3.75%, 5/1/2029(a)	750,000	645,597
4.88%, 1/15/2030	750,000	673,294
4.00%, 5/1/2031(a)	1,000,000	828,166
3.63%, 2/15/2032(a)	3,140,000	2,482,086

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	431

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Hotels, Restaurants & Leisure – (continued)

Hilton Grand Vacations Borrower Escrow LLC
5.00%, 6/1/2029(a)	$1,725,000	$1,444,684
4.88%, 7/1/2031(a)	2,755,000	2,181,638

Jacobs Entertainment, Inc.
6.75%, 2/15/2029(a)	1,500,000	1,275,000

KFC Holding Co.
4.75%, 6/1/2027(a)	500,000	472,525

Las Vegas Sands Corp.
3.90%, 8/8/2029	365,000	315,139

Life Time, Inc.
8.00%, 4/15/2026(a)	1,065,000	1,038,375

Light & Wonder International, Inc.
7.00%, 5/15/2028(a)	450,000	438,655

Marriott Ownership Resorts, Inc.
4.75%, 1/15/2028	1,236,000	1,062,742
4.50%, 6/15/2029(a)	1,305,000	1,072,370

Midwest Gaming Borrower LLC
4.88%, 5/1/2029(a)	4,150,000	3,454,875

Mohegan Tribal Gaming Authority
8.00%, 2/1/2026(a)	6,120,000	5,622,750

Papa John's International, Inc.
3.88%, 9/15/2029(a)	1,300,000	1,066,594

Penn Entertainment, Inc.
5.63%, 1/15/2027(a)	1,030,000	939,635
4.13%, 7/1/2029(a)	100,000	77,696

Raptor Acquisition Corp.
4.88%, 11/1/2026(a)	385,000	358,242

Resorts World Las Vegas LLC
4.63%, 4/16/2029(a)	5,250,000	4,032,262
8.45%, 7/27/2030(a)	2,500,000	2,299,334
4.63%, 4/6/2031(a)	1,655,000	1,166,775

Royal Caribbean Cruises Ltd.
4.25%, 7/1/2026(a)	1,220,000	1,121,913
5.50%, 8/31/2026(a)	2,205,000	2,080,814
5.38%, 7/15/2027(a)	1,000,000	921,576
11.63%, 8/15/2027(a)	2,710,000	2,939,171
5.50%, 4/1/2028(a)	1,100,000	1,003,037

Investments	Principal Amount	Value

Hotels, Restaurants & Leisure – (continued)

SeaWorld Parks & Entertainment, Inc.
5.25%, 8/15/2029(a)	$1,335,000	$1,162,825

Six Flags Entertainment Corp.
5.50%, 4/15/2027(a)	1,610,000	1,465,696
7.25%, 5/15/2031(a)	800,000	736,000

Sizzling Platter LLC
8.50%, 11/28/2025(a)	330,000	328,061

Station Casinos LLC
4.50%, 2/15/2028(a)	500,000	431,813

TKC Holdings, Inc.
6.88%, 5/15/2028(a)	1,270,000	1,098,550
10.50%, 5/15/2029(a)	2,225,000	1,779,452

Travel + Leisure Co.
6.63%, 7/31/2026(a)	1,425,000	1,390,429
6.00%, 4/1/2027(e)	795,000	742,526
4.50%, 12/1/2029(a)	360,000	296,707
4.63%, 3/1/2030(a)	35,000	28,653

Wynn Resorts Finance LLC
5.13%, 10/1/2029(a)	380,000	324,066
7.13%, 2/15/2031(a)	500,000	465,611

Yum! Brands, Inc.
4.75%, 1/15/2030(a)	2,300,000	2,047,483
3.63%, 3/15/2031	930,000	755,181
4.63%, 1/31/2032	855,000	728,526
5.38%, 4/1/2032	590,000	530,356
6.88%, 11/15/2037	820,000	809,511
		79,366,434

Household Durables – 1.2%

Ashton Woods USA LLC
6.63%, 1/15/2028(a)	465,000	425,475
4.63%, 4/1/2030(a)	745,000	576,856

Brookfield Residential Properties, Inc.
6.25%, 9/15/2027(a)	2,040,000	1,774,839

CD&R Smokey Buyer, Inc.
6.75%, 7/15/2025(a)	1,250,000	1,194,750

Empire Communities Corp.
7.00%, 12/15/2025(a)	505,000	469,352

Installed Building Products, Inc.
5.75%, 2/1/2028(a)	285,000	257,124

KB Home
4.00%, 6/15/2031	90,000	70,273

See Accompanying Notes to the Financial Statements.

432	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Household Durables – (continued)

LGI Homes, Inc.
4.00%, 7/15/2029(a)	$1,115,000	$853,212

M/I Homes, Inc.
3.95%, 2/15/2030	5,000	3,977

Mattamy Group Corp.
5.25%, 12/15/2027(a)	870,000	781,660
4.63%, 3/1/2030(a)	1,725,000	1,408,391

Shea Homes LP
4.75%, 2/15/2028	810,000	711,895
4.75%, 4/1/2029	495,000	417,863

SWF Escrow Issuer Corp.
6.50%, 10/1/2029(a)	1,965,000	1,164,015

Taylor Morrison Communities, Inc.
5.75%, 1/15/2028(a)	1,060,000	962,110
5.13%, 8/1/2030(a)	360,000	302,545

Tempur Sealy International, Inc.
4.00%, 4/15/2029(a)	540,000	443,013
3.88%, 10/15/2031(a)	3,670,000	2,748,384

TopBuild Corp.
4.13%, 2/15/2032(a)	175,000	138,442

Tri Pointe Homes, Inc.
5.70%, 6/15/2028	580,000	516,403
		15,220,579

Household Products – 0.2%

Central Garden & Pet Co.
4.13%, 10/15/2030	250,000	203,901
4.13%, 4/30/2031(a)	100,000	79,552

Energizer Holdings, Inc.
6.50%, 12/31/2027(a)	490,000	456,765
4.75%, 6/15/2028(a)	1,290,000	1,101,840
4.38%, 3/31/2029(a)	425,000	346,937

Kronos Acquisition Holdings, Inc.
5.00%, 12/31/2026(a)	220,000	199,001
		2,387,996

Investments	Principal Amount	Value

Independent Power and Renewable Electricity Producers – 0.1%

Clearway Energy Operating LLC
3.75%, 2/15/2031(a)	$795,000	$619,900

Talen Energy Supply LLC
8.63%, 6/1/2030(a)	1,000,000	1,016,109

TransAlta Corp.
6.50%, 3/15/2040	230,000	202,700
		1,838,709

Insurance – 0.5%

Assurant, Inc.
7.00%, 3/27/2048(c)	665,000	636,928

Constellation Insurance, Inc.
6.80%, 1/24/2030(a)(e)	220,000	188,220
6.63%, 5/1/2031(a)	1,000,000	866,063

Global Atlantic Fin Co.
4.70%, 10/15/2051(a)(c)	3,715,000	2,584,776

Liberty Mutual Group, Inc.
7.80%, 3/15/2037(a)	75,000	72,103
4.13%, 12/15/2051(a)(c)	1,625,000	1,290,104
		5,638,194

Interactive Media & Services – 0.6%

Cars.com, Inc.
6.38%, 11/1/2028(a)	936,000	833,040

Rackspace Technology Global, Inc.
3.50%, 2/15/2028(a)	3,045,000	1,334,736
5.38%, 12/1/2028(a)	1,810,000	529,281

Ziff Davis, Inc.
4.63%, 10/15/2030(a)	2,450,000	2,051,185

ZipRecruiter, Inc.
5.00%, 1/15/2030(a)	2,820,000	2,202,505
		6,950,747

IT Services – 0.5%

Acuris Finance US, Inc.
5.00%, 5/1/2028(a)	1,129,000	889,088

Cogent Communications Group, Inc.
3.50%, 5/1/2026(a)	950,000	859,984
7.00%, 6/15/2027(a)	825,000	779,625

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	433

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

IT Services – (continued)

Conduent Business Services LLC
6.00%, 11/1/2029(a)	$1,500,000	$1,236,497

Gartner, Inc.
4.50%, 7/1/2028(a)	1,615,000	1,453,045
3.63%, 6/15/2029(a)	250,000	211,114
3.75%, 10/1/2030(a)	545,000	451,091

ION Trading Technologies Sarl
5.75%, 5/15/2028(a)	740,000	614,200
		6,494,644

Machinery – 1.1%

Amsted Industries, Inc.
4.63%, 5/15/2030(a)	200,000	161,347

Calderys Financing LLC
11.25%, 6/1/2028(a)	880,000	887,700

GrafTech Finance, Inc.
4.63%, 12/15/2028(a)	2,495,000	1,828,935

GrafTech Global Enterprises, Inc.
9.88%, 12/15/2028(a)	2,400,000	2,149,171

Hillenbrand, Inc.
5.00%, 9/15/2026(e)	660,000	632,980

Husky III Holding Ltd.
13.00%, 2/15/2025(a)(b)	800,000	770,000

Interpipe Holdings plc
8.38%, 5/13/2026(a)	1,500,000	1,095,000

Manitowoc Co., Inc. (The)
9.00%, 4/1/2026(a)	200,000	196,041

OT Merger Corp.
7.88%, 10/15/2029(a)	1,580,000	940,100

Terex Corp.
5.00%, 5/15/2029(a)	1,175,000	1,028,532

Titan International, Inc.
7.00%, 4/30/2028	926,000	846,150

TK Elevator US Newco, Inc.
5.25%, 7/15/2027(a)	2,235,000	2,034,850

Wabash National Corp.
4.50%, 10/15/2028(a)	1,365,000	1,129,538
		13,700,344

Investments	Principal Amount	Value

Media – 8.8%

Advantage Sales & Marketing, Inc.
6.50%, 11/15/2028(a)	$1,575,000	$1,283,625

Altice Financing SA
5.00%, 1/15/2028(a)	1,695,000	1,378,487
5.75%, 8/15/2029(a)	4,000,000	3,093,231

AMC Networks, Inc.
4.25%, 2/15/2029	3,030,000	1,861,601

Belo Corp.
7.75%, 6/1/2027	625,000	611,854
7.25%, 9/15/2027	645,000	614,679

Cable One, Inc.
4.00%, 11/15/2030(a)	250,000	186,250

CMG Media Corp.
8.88%, 12/15/2027(a)	2,890,000	2,232,525

CSC Holdings LLC
7.50%, 4/1/2028(a)	5,500,000	3,525,104
5.75%, 1/15/2030(a)	2,000,000	1,046,339

Directv Financing LLC
5.88%, 8/15/2027(a)	3,675,000	3,220,164

DISH DBS Corp.
5.88%, 11/15/2024	4,425,000	4,060,007
7.75%, 7/1/2026	10,592,000	7,097,391
5.25%, 12/1/2026(a)	1,630,000	1,314,841
7.38%, 7/1/2028	5,454,000	3,080,080
5.75%, 12/1/2028(a)	1,005,000	729,881
5.13%, 6/1/2029	8,069,000	4,155,535

DISH Network Corp.
11.75%, 11/15/2027(a)	2,915,000	2,887,482

Gannett Holdings LLC
6.00%, 11/1/2026(a)	355,000	298,200

GCI LLC
4.75%, 10/15/2028(a)	1,985,000	1,703,329

Gray Escrow II, Inc.
5.38%, 11/15/2031(a)	7,050,000	4,443,272

Gray Television, Inc.
7.00%, 5/15/2027(a)	1,560,000	1,322,755
4.75%, 10/15/2030(a)	695,000	445,591

Lamar Media Corp.
4.00%, 2/15/2030	250,000	211,525
3.63%, 1/15/2031	500,000	404,155

News Corp.
5.13%, 2/15/2032(a)	300,000	259,065

See Accompanying Notes to the Financial Statements.

434	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Media – (continued)

Nexstar Media, Inc.
5.63%, 7/15/2027(a)	$3,520,000	$3,167,861
4.75%, 11/1/2028(a)	530,000	445,141

Paramount Global
6.25%, 2/28/2057(c)	1,160,000	832,300
6.38%, 3/30/2062(c)	2,170,000	1,596,990

Radiate Holdco LLC
4.50%, 9/15/2026(a)	1,940,000	1,483,400
6.50%, 9/15/2028(a)	4,750,000	2,351,250

Scripps Escrow II, Inc.
5.38%, 1/15/2031(a)	100,000	62,092

Scripps Escrow, Inc.
5.88%, 7/15/2027(a)	1,337,000	999,408

Sinclair Television Group, Inc.
5.13%, 2/15/2027(a)	871,000	683,735
5.50%, 3/1/2030(a)	2,786,000	1,512,519
4.13%, 12/1/2030(a)	2,250,000	1,421,753

Sirius XM Radio, Inc.
3.13%, 9/1/2026(a)	1,695,000	1,520,025
5.00%, 8/1/2027(a)	3,120,000	2,860,728
4.00%, 7/15/2028(a)	1,695,000	1,441,483
5.50%, 7/1/2029(a)	2,385,000	2,113,286
4.13%, 7/1/2030(a)	7,895,000	6,268,748
3.88%, 9/1/2031(a)	7,795,000	5,871,095

Summer BC Bidco B LLC
5.50%, 10/31/2026(a)	2,260,000	1,968,121

TEGNA, Inc.
4.75%, 3/15/2026(a)	535,000	499,226
4.63%, 3/15/2028	1,967,000	1,696,537
5.00%, 9/15/2029	850,000	711,875

Townsquare Media, Inc.
6.88%, 2/1/2026(a)	870,000	804,279

Univision Communications, Inc.
6.63%, 6/1/2027(a)	250,000	228,349
7.38%, 6/30/2030(a)	645,000	567,928

UPC Broadband Finco BV
4.88%, 7/15/2031(a)	1,000,000	798,420

UPC Holding BV
5.50%, 1/15/2028(a)	934,000	814,915

Urban One, Inc.
7.38%, 2/1/2028(a)	511,000	420,155

Videotron Ltd.
3.63%, 6/15/2029(a)	300,000	252,840

Investments	Principal Amount	Value

Media – (continued)

Virgin Media Vendor Financing Notes IV DAC
5.00%, 7/15/2028(a)	$1,225,000	$1,040,105

VZ Secured Financing BV
5.00%, 1/15/2032(a)	8,010,000	6,077,387

Ziggo Bond Co. BV
5.13%, 2/28/2030(a)	1,848,000	1,346,442

Ziggo BV
4.88%, 1/15/2030(a)	5,120,000	4,087,800
		107,413,161

Metals & Mining – 2.1%

Allegheny Ludlum LLC
6.95%, 12/15/2025	195,000	194,020

Arsenal AIC Parent LLC
8.00%, 10/1/2030(a)	600,000	592,500

ATI, Inc.
5.88%, 12/1/2027	800,000	742,216
5.13%, 10/1/2031	280,000	231,000

Baffinland Iron Mines Corp.
8.75%, 7/15/2026(a)	1,960,000	1,884,003

Cleveland-Cliffs, Inc.
6.75%, 4/15/2030(a)	585,000	542,406

Compass Minerals International, Inc.
6.75%, 12/1/2027(a)	1,025,000	965,499

FMG Resources August 2006 Pty. Ltd.
4.50%, 9/15/2027(a)	250,000	225,102
5.88%, 4/15/2030(a)	3,625,000	3,253,068
4.38%, 4/1/2031(a)	2,990,000	2,409,700
6.13%, 4/15/2032(a)	4,115,000	3,632,019

Hecla Mining Co.
7.25%, 2/15/2028	1,025,000	978,620

Hudbay Minerals, Inc.
4.50%, 4/1/2026(a)	1,280,000	1,191,314

Kaiser Aluminum Corp.
4.63%, 3/1/2028(a)	840,000	699,945

Mineral Resources Ltd.
8.13%, 5/1/2027(a)	1,260,000	1,225,792
8.00%, 11/1/2027(a)	1,210,000	1,169,211
9.25%, 10/1/2028(a)	1,000,000	1,000,000
8.50%, 5/1/2030(a)	743,000	711,356

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	435

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Metals & Mining – (continued)

Novelis Corp.
3.25%, 11/15/2026(a)	$500,000	$445,071
3.88%, 8/15/2031(a)	600,000	468,600

SunCoke Energy, Inc.
4.88%, 6/30/2029(a)	1,720,000	1,439,640

TMS International Corp.
6.25%, 4/15/2029(a)	1,945,000	1,534,513

Warrior Met Coal, Inc.
7.88%, 12/1/2028(a)	56,000	54,617
		25,590,212

Mortgage Real Estate Investment Trusts (REITs) – 0.7%

Apollo Commercial Real Estate Finance, Inc.
4.63%, 6/15/2029(a)	160,000	122,473

Blackstone Mortgage Trust, Inc.
3.75%, 1/15/2027(a)	1,245,000	1,035,261

Ladder Capital Finance Holdings LLLP
5.25%, 10/1/2025(a)	654,000	621,675
4.25%, 2/1/2027(a)	1,580,000	1,380,265
4.75%, 6/15/2029(a)	3,125,000	2,512,506

Rithm Capital Corp.
6.25%, 10/15/2025(a)	1,175,000	1,112,118

Starwood Property Trust, Inc.
3.63%, 7/15/2026(a)	825,000	728,533
4.38%, 1/15/2027(a)	1,755,000	1,505,632
		9,018,463

Multi-Utilities – 0.3%

Algonquin Power & Utilities Corp.
4.75%, 1/18/2082(c)	4,000,000	3,157,760

Office REITs – 0.4%

Office Properties Income Trust
REIT, 4.50%, 2/1/2025	3,650,000	3,120,750
REIT, 2.65%, 6/15/2026	1,600,000	1,051,960
REIT, 3.45%, 10/15/2031	2,250,000	1,102,500
		5,275,210

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – 11.6%

Aethon United BR LP
8.25%, 2/15/2026(a)	$930,000	$923,806

Antero Midstream Partners LP
5.75%, 3/1/2027(a)	1,464,000	1,399,251
5.75%, 1/15/2028(a)	1,145,000	1,073,428
5.38%, 6/15/2029(a)	1,515,000	1,375,693

Ascent Resources Utica Holdings LLC
7.00%, 11/1/2026(a)	855,000	825,664

Athabasca Oil Corp.
9.75%, 11/1/2026(a)	174,000	179,335

Baytex Energy Corp.
8.75%, 4/1/2027(a)	780,000	786,140
8.50%, 4/30/2030(a)	1,750,000	1,733,282

Berry Petroleum Co. LLC
7.00%, 2/15/2026(a)	330,000	316,800

Buckeye Partners LP
4.13%, 3/1/2025(a)	240,000	228,552
3.95%, 12/1/2026	805,000	733,693
4.13%, 12/1/2027	1,650,000	1,433,520
4.50%, 3/1/2028(a)	465,000	404,550
5.85%, 11/15/2043	100,000	70,668

Chesapeake Energy Corp.
5.88%, 2/1/2029(a)	960,000	903,851

Chord Energy Corp.
6.38%, 6/1/2026(a)	500,000	490,870

Civitas Resources, Inc.
5.00%, 10/15/2026(a)	665,000	622,218
8.38%, 7/1/2028(a)	1,025,000	1,031,315
8.75%, 7/1/2031(a)	2,890,000	2,916,780

CNX Midstream Partners LP
4.75%, 4/15/2030(a)	1,260,000	1,038,086

CNX Resources Corp.
7.25%, 3/14/2027(a)	600,000	590,474
6.00%, 1/15/2029(a)	995,000	912,372
7.38%, 1/15/2031(a)	1,070,000	1,022,359

Conuma Resources Ltd.
13.13%, 5/1/2028(a)	750,000	693,461

CQP Holdco LP
5.50%, 6/15/2031(a)	1,365,000	1,187,210

Crescent Energy Finance LLC
7.25%, 5/1/2026(a)	2,160,000	2,091,096
9.25%, 2/15/2028(a)	1,995,000	2,009,286

See Accompanying Notes to the Financial Statements.

436	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

CVR Energy, Inc.
5.75%, 2/15/2028(a)	$800,000	$718,768

Delek Logistics Partners LP
7.13%, 6/1/2028(a)	2,120,000	1,929,200

DT Midstream, Inc.
4.13%, 6/15/2029(a)	845,000	726,539
4.38%, 6/15/2031(a)	545,000	452,600

Encino Acquisition Partners Holdings LLC
8.50%, 5/1/2028(a)	2,270,000	2,213,250

Energean plc
6.50%, 4/30/2027(a)	2,200,000	1,830,180

EnQuest plc
11.63%, 11/1/2027(a)	1,550,000	1,457,303

Genesis Energy LP
6.25%, 5/15/2026	815,000	776,728
8.00%, 1/15/2027	2,540,000	2,439,040
7.75%, 2/1/2028	1,480,000	1,393,589
8.88%, 4/15/2030	515,000	497,854

Global Partners LP
7.00%, 8/1/2027	1,060,000	999,113
6.88%, 1/15/2029	2,070,000	1,826,883

Gran Tierra Energy, Inc.
9.50%, 10/15/2029(a)	1,682,000	1,444,687

Gulfport Energy Corp.
8.00%, 5/17/2026(a)	249,000	248,572

Harbour Energy plc
5.50%, 10/15/2026(a)	610,000	565,050

Harvest Midstream I LP
7.50%, 9/1/2028(a)	4,010,000	3,799,687

Hilcorp Energy I LP
6.25%, 11/1/2028(a)	825,000	771,328
5.75%, 2/1/2029(a)	3,040,000	2,736,851
6.00%, 4/15/2030(a)	1,600,000	1,420,448
6.00%, 2/1/2031(a)	1,285,000	1,125,626
6.25%, 4/15/2032(a)	250,000	218,325

Holly Energy Partners LP
6.38%, 4/15/2027(a)	1,060,000	1,026,173
5.00%, 2/1/2028(a)	1,190,000	1,101,565

Howard Midstream Energy Partners LLC
6.75%, 1/15/2027(a)	515,000	486,726

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

Ithaca Energy North Sea plc
9.00%, 7/15/2026(a)	$3,368,000	$3,233,381

ITT Holdings LLC
6.50%, 8/1/2029(a)	6,287,000	5,257,504

Magnolia Oil & Gas Operating LLC
6.00%, 8/1/2026(a)	230,000	220,800

Martin Midstream Partners LP
11.50%, 2/15/2028(a)	2,100,000	2,047,564

Matador Resources Co.
5.88%, 9/15/2026	1,250,000	1,204,492

Moss Creek Resources Holdings, Inc.
7.50%, 1/15/2026(a)	3,545,000	3,386,205
10.50%, 5/15/2027(a)	1,945,000	1,923,013

Murphy Oil Corp.
7.05%, 5/1/2029	420,000	411,823
5.87%, 12/1/2042(e)	285,000	218,966

New Fortress Energy, Inc.
6.75%, 9/15/2025(a)	3,935,000	3,650,634

NGL Energy Partners LP
7.50%, 4/15/2026	859,000	815,476

Northern Oil and Gas, Inc.
8.13%, 3/1/2028(a)	1,580,000	1,560,297
8.75%, 6/15/2031(a)	200,000	198,990

Northriver Midstream Finance LP
5.63%, 2/15/2026(a)	2,966,000	2,802,870

NuStar Logistics LP
5.75%, 10/1/2025	1,040,000	1,006,498
6.00%, 6/1/2026	795,000	767,064
6.38%, 10/1/2030	190,000	175,750

Parkland Corp.
5.88%, 7/15/2027(a)	1,055,000	1,010,114
4.50%, 10/1/2029(a)	1,510,000	1,298,751
4.63%, 5/1/2030(a)	500,000	426,250

PBF Holding Co. LLC
6.00%, 2/15/2028	1,415,000	1,300,813
7.88%, 9/15/2030(a)	300,000	289,502

Rockies Express Pipeline LLC
3.60%, 5/15/2025(a)	160,000	151,405
4.95%, 7/15/2029(a)	145,000	127,793
4.80%, 5/15/2030(a)	70,000	58,846
7.50%, 7/15/2038(a)	770,000	711,749
6.88%, 4/15/2040(a)	130,000	108,201

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	437

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

SM Energy Co.
6.75%, 9/15/2026	$755,000	$741,568
6.63%, 1/15/2027	720,000	699,648

Strathcona Resources Ltd.
6.88%, 8/1/2026(a)	2,525,000	2,329,313

Sunoco LP
5.88%, 3/15/2028	985,000	931,802
7.00%, 9/15/2028(a)	500,000	486,610
4.50%, 5/15/2029	2,305,000	1,996,665
4.50%, 4/30/2030	2,375,000	2,028,545

Tallgrass Energy Partners LP
7.50%, 10/1/2025(a)	275,000	270,917
6.00%, 3/1/2027(a)	2,376,000	2,173,792
5.50%, 1/15/2028(a)	4,090,000	3,583,046
6.00%, 12/31/2030(a)	3,635,000	3,060,064
6.00%, 9/1/2031(a)	2,500,000	2,103,675

Teine Energy Ltd.
6.88%, 4/15/2029(a)	905,000	838,256

TerraForm Power Operating LLC
5.00%, 1/31/2028(a)	1,212,000	1,110,337

Topaz Solar Farms LLC
4.88%, 9/30/2039(a)	500,000	447,500
5.75%, 9/30/2039(a)	1,847,991	1,675,444

Venture Global Calcasieu Pass LLC
3.88%, 8/15/2029(a)	825,000	686,547
6.25%, 1/15/2030(a)	845,000	797,138
3.88%, 11/1/2033(a)	920,000	695,196

Venture Global LNG, Inc.
8.13%, 6/1/2028(a)	11,590,000	11,251,816
8.38%, 6/1/2031(a)	5,415,000	5,167,291

Vermilion Energy, Inc.
6.88%, 5/1/2030(a)	1,025,000	956,202

Vital Energy, Inc.
10.13%, 1/15/2028	1,000,000	1,002,636
7.75%, 7/31/2029(a)	1,515,000	1,371,766

W&T Offshore, Inc.
11.75%, 2/1/2026(a)	1,395,000	1,436,306
		141,406,676

Investments	Principal Amount	Value

Paper & Forest Products – 0.3%

Clearwater Paper Corp.
4.75%, 8/15/2028(a)	$445,000	$392,726

Domtar Corp.
6.75%, 10/1/2028(a)	3,610,000	2,937,682

Louisiana-Pacific Corp.
3.63%, 3/15/2029(a)	910,000	749,544
		4,079,952

Passenger Airlines – 1.3%

Air Canada
3.88%, 8/15/2026(a)	2,390,000	2,174,570

Allegiant Travel Co.
7.25%, 8/15/2027(a)	1,100,000	995,500

American Airlines Group, Inc.
3.75%, 3/1/2025(a)	500,000	466,506

American Airlines, Inc.
11.75%, 7/15/2025(a)	1,030,000	1,091,284
5.50%, 4/20/2026(a)	2,208,333	2,147,490
7.25%, 2/15/2028(a)	1,560,000	1,450,523
5.75%, 4/20/2029(a)	2,000,000	1,804,110

Spirit Loyalty Cayman Ltd.
8.00%, 9/20/2025(a)	3,935,000	2,902,063

United Airlines, Inc.
4.38%, 4/15/2026(a)	1,830,000	1,697,534
4.63%, 4/15/2029(a)	945,000	798,245
		15,527,825

Personal Care Products – 1.0%

BellRing Brands, Inc.
7.00%, 3/15/2030(a)	4,250,000	4,127,813

Coty, Inc.
4.75%, 1/15/2029(a)	250,000	221,307

Edgewell Personal Care Co.
5.50%, 6/1/2028(a)	1,400,000	1,277,731
4.13%, 4/1/2029(a)	240,000	200,700

Herbalife Nutrition Ltd.
7.88%, 9/1/2025(a)	3,017,000	2,839,193

Oriflame Investment Holding plc
5.13%, 5/4/2026(a)	2,895,000	885,870

Prestige Brands, Inc.
5.13%, 1/15/2028(a)	770,000	709,917
3.75%, 4/1/2031(a)	2,235,000	1,775,149
		12,037,680

See Accompanying Notes to the Financial Statements.

438	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Pharmaceuticals – 1.9%

Bausch Health Americas, Inc.
9.25%, 4/1/2026(a)	$1,369,000	$1,199,752
8.50%, 1/31/2027(a)	3,500,000	1,566,250

Bausch Health Cos., Inc.
9.00%, 12/15/2025(a)	1,798,000	1,559,590
6.13%, 2/1/2027(a)	5,065,000	2,825,459
5.75%, 8/15/2027(a)	1,265,000	657,800
7.00%, 1/15/2028(a)	1,000,000	410,045
5.00%, 1/30/2028(a)	1,835,000	673,342
4.88%, 6/1/2028(a)	1,361,000	678,853
11.00%, 9/30/2028(a)	3,860,000	2,354,600
5.00%, 2/15/2029(a)	2,000,000	701,080
6.25%, 2/15/2029(a)	3,000,000	1,095,990
7.25%, 5/30/2029(a)	2,000,000	750,000
5.25%, 1/30/2030(a)	3,000,000	1,038,750
14.00%, 10/15/2030(a)	2,000,000	1,077,115

Cheplapharm Arzneimittel GmbH
5.50%, 1/15/2028(a)	640,000	567,672

HLF Financing Sarl LLC
4.88%, 6/1/2029(a)	3,255,000	2,221,538

Jazz Securities DAC
4.38%, 1/15/2029(a)	85,000	73,922

Organon & Co.
4.13%, 4/30/2028(a)	1,000,000	863,760
5.13%, 4/30/2031(a)	1,707,000	1,333,025

P&L Development LLC
7.75%, 11/15/2025(a)	1,900,000	1,276,230
		22,924,773

Professional Services – 0.6%

AMN Healthcare, Inc.
4.63%, 10/1/2027(a)	1,220,000	1,094,877
4.00%, 4/15/2029(a)	30,000	24,845

ASGN, Inc.
4.63%, 5/15/2028(a)	880,000	779,227

CoreLogic, Inc.
4.50%, 5/1/2028(a)	2,000,000	1,585,000

KBR, Inc.
4.75%, 9/30/2028(a)	1,170,000	1,019,246

Science Applications International Corp.
4.88%, 4/1/2028(a)	2,165,000	1,931,768

Investments	Principal Amount	Value

Professional Services – (continued)

TriNet Group, Inc.
3.50%, 3/1/2029(a)	$1,006,000	$830,699
		7,265,662

Real Estate Management & Development – 1.0%

Five Point Operating Co. LP
7.88%, 11/15/2025(a)	445,000	417,941

Forestar Group, Inc.
3.85%, 5/15/2026(a)	581,000	517,135
5.00%, 3/1/2028(a)	1,715,000	1,505,064

Howard Hughes Corp. (The)
5.38%, 8/1/2028(a)	570,000	501,093
4.13%, 2/1/2029(a)	150,000	120,375
4.38%, 2/1/2031(a)	340,000	258,806

Hunt Cos., Inc.
5.25%, 4/15/2029(a)	2,035,000	1,604,502

Kennedy-Wilson, Inc.
4.75%, 3/1/2029	3,040,000	2,287,600
4.75%, 2/1/2030	3,295,000	2,405,350
5.00%, 3/1/2031	3,385,000	2,428,738

Realogy Group LLC
5.75%, 1/15/2029(a)	840,000	529,362

WeWork Cos. LLC
12.00%, 8/15/2027(a)(b)	3,371,664	66,309
		12,642,275

Retail REITs – 0.5%

Brookfield Property REIT, Inc.
REIT, 5.75%, 5/15/2026(a)	2,820,000	2,582,137
REIT, 4.50%, 4/1/2027(a)	4,110,000	3,428,562
		6,010,699

Software – 2.6%

Alteryx, Inc.
8.75%, 3/15/2028(a)	900,000	888,747

Camelot Finance SA
4.50%, 11/1/2026(a)	340,000	314,292

Cloud Software Group, Inc.
6.50%, 3/31/2029(a)	6,235,000	5,474,004
9.00%, 9/30/2029(a)	2,750,000	2,341,859

Consensus Cloud Solutions, Inc.
6.00%, 10/15/2026(a)	895,000	828,961
6.50%, 10/15/2028(a)	1,710,000	1,417,162

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	439

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Software – (continued)

Crowdstrike Holdings, Inc.
3.00%, 2/15/2029	$500,000	$417,934

CWT Travel Group, Inc.
8.50%, 11/19/2026(a)	7,371,000	2,137,590

Elastic NV
4.13%, 7/15/2029(a)	250,000	210,691

Gen Digital, Inc.
7.13%, 9/30/2030(a)	410,000	398,869

GoTo Group, Inc.
5.50%, 9/1/2027(a)	5,316,000	2,772,137

Helios Software Holdings, Inc.
4.63%, 5/1/2028(a)	480,000	402,965

McAfee Corp.
7.38%, 2/15/2030(a)	500,000	399,988

MicroStrategy, Inc.
6.13%, 6/15/2028(a)	480,000	434,400

Open Text Corp.
3.88%, 12/1/2029(a)	750,000	613,335

Open Text Holdings, Inc.
4.13%, 2/15/2030(a)	820,000	679,451
4.13%, 12/1/2031(a)	350,000	274,932

PTC, Inc.
3.63%, 2/15/2025(a)	180,000	173,514
4.00%, 2/15/2028(a)	2,700,000	2,394,030

SS&C Technologies, Inc.
5.50%, 9/30/2027(a)	1,935,000	1,815,557

Veritas US, Inc.
7.50%, 9/1/2025(a)	9,110,000	7,457,652
		31,848,070

Specialized REITs – 0.4%

Iron Mountain, Inc.
REIT, 5.25%, 3/15/2028(a)	500,000	457,321
REIT, 5.00%, 7/15/2028(a)	500,000	447,439
REIT, 7.00%, 2/15/2029(a)	1,000,000	968,751
REIT, 4.88%, 9/15/2029(a)	1,000,000	871,061
REIT, 5.25%, 7/15/2030(a)	955,000	829,010
REIT, 4.50%, 2/15/2031(a)	800,000	654,387

Investments	Principal Amount	Value

Specialized REITs – (continued)
REIT, 5.63%, 7/15/2032(a)	$474,000	$404,926

SBA Communications Corp.
REIT, 3.88%, 2/15/2027	200,000	182,139
		4,815,034

Specialty Retail – 3.3%

99 Escrow Issuer, Inc.
7.50%, 1/15/2026(a)	630,000	220,500

Arko Corp.
5.13%, 11/15/2029(a)	2,285,000	1,852,678

Asbury Automotive Group, Inc.
5.00%, 2/15/2032(a)	500,000	405,530

At Home Group, Inc.
4.88%, 7/15/2028(a)	1,760,000	598,400

Bath & Body Works, Inc.
6.95%, 3/1/2033	230,000	198,891
6.75%, 7/1/2036	400,000	345,029

BCPE Ulysses Intermediate, Inc.
7.75%, 4/1/2027(a)(b)	1,100,000	933,020

eG Global Finance plc
8.50%, 10/30/2025(a)	1,200,000	1,180,500

Evergreen Acqco 1 LP
9.75%, 4/26/2028(a)	1,350,000	1,362,353

Foot Locker, Inc.
4.00%, 10/1/2029(a)	300,000	220,509

Gap, Inc. (The)
3.63%, 10/1/2029(a)	2,290,000	1,749,620
3.88%, 10/1/2031(a)	1,433,000	1,029,092

GYP Holdings III Corp.
4.63%, 5/1/2029(a)	510,000	418,200

Ken Garff Automotive LLC
4.88%, 9/15/2028(a)	125,000	105,713

LCM Investments Holdings II LLC
4.88%, 5/1/2029(a)	911,000	763,398

LSF9 Atlantis Holdings LLC
7.75%, 2/15/2026(a)	1,075,000	970,271

Michaels Cos., Inc. (The)
5.25%, 5/1/2028(a)	4,595,000	3,329,353
7.88%, 5/1/2029(a)	6,470,000	3,607,025

See Accompanying Notes to the Financial Statements.

440	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Specialty Retail – (continued)

Murphy Oil USA, Inc.
5.63%, 5/1/2027	$45,000	$43,496
4.75%, 9/15/2029	200,000	177,074
3.75%, 2/15/2031(a)	2,750,000	2,209,272

PetSmart, Inc.
4.75%, 2/15/2028(a)	750,000	663,659
7.75%, 2/15/2029(a)	860,000	791,752

Sonic Automotive, Inc.
4.63%, 11/15/2029(a)	255,000	212,276
4.88%, 11/15/2031(a)	1,620,000	1,290,050

Specialty Building Products Holdings LLC
6.38%, 9/30/2026(a)	1,265,000	1,176,869

Staples, Inc.
7.50%, 4/15/2026(a)	10,665,000	8,699,371
10.75%, 4/15/2027(a)	5,058,000	2,786,194

Upbound Group, Inc.
6.38%, 2/15/2029(a)	1,150,000	989,000

Valvoline, Inc.
3.63%, 6/15/2031(a)	2,780,000	2,112,800

Victoria's Secret & Co.
4.63%, 7/15/2029(a)	275,000	202,165
		40,644,060

Technology Hardware, Storage & Peripherals – 0.4%

NCR Atleos Escrow Corp.
9.50%, 4/1/2029(a)	1,000,000	980,230

Seagate HDD Cayman
9.63%, 12/1/2032(a)	310,000	330,465
5.75%, 12/1/2034	325,000	275,063

Xerox Corp.
4.80%, 3/1/2035	1,085,000	658,201
6.75%, 12/15/2039	1,905,000	1,240,075

Xerox Holdings Corp.
5.50%, 8/15/2028(a)	1,715,000	1,324,570
		4,808,604

Textiles, Apparel & Luxury Goods – 0.1%

Eagle Intermediate Global Holding BV
7.50%, 5/1/2025(a)	816,000	542,640

William Carter Co. (The)
5.63%, 3/15/2027(a)	250,000	236,880

Investments	Principal Amount	Value

Textiles, Apparel & Luxury Goods – (continued)

Wolverine World Wide, Inc.
4.00%, 8/15/2029(a)	$500,000	$372,799
		1,152,319

Tobacco – 0.4%

Turning Point Brands, Inc.
5.63%, 2/15/2026(a)	270,000	247,725

Vector Group Ltd.
10.50%, 11/1/2026(a)	1,124,000	1,124,832
5.75%, 2/1/2029(a)	4,675,000	3,961,675
		5,334,232

Trading Companies & Distributors – 0.4%

Alta Equipment Group, Inc.
5.63%, 4/15/2026(a)	1,670,000	1,493,922

Beacon Roofing Supply, Inc.
4.50%, 11/15/2026(a)	825,000	768,801
4.13%, 5/15/2029(a)	895,000	751,348

BlueLinx Holdings, Inc.
6.00%, 11/15/2029(a)	530,000	446,029

Boise Cascade Co.
4.88%, 7/1/2030(a)	220,000	189,251

Imola Merger Corp.
4.75%, 5/15/2029(a)	1,970,000	1,717,432
		5,366,783

Transportation Infrastructure – 0.1%

Port of Newcastle Investments Financing Pty. Ltd.
5.90%, 11/24/2031(a)	1,500,000	1,254,367

Wireless Telecommunication Services – 0.9%

C&W Senior Financing DAC
6.88%, 9/15/2027(a)	1,190,000	1,023,162

Connect Finco Sarl
6.75%, 10/1/2026(a)	2,150,000	2,004,952

Hughes Satellite Systems Corp.
5.25%, 8/1/2026	1,270,000	1,142,073
6.63%, 8/1/2026	2,340,000	1,983,098

Rogers Communications, Inc.
5.25%, 3/15/2082(a)(c)	1,765,000	1,552,714

Vmed O2 UK Financing I plc
4.25%, 1/31/2031(a)	915,000	719,764
4.75%, 7/15/2031(a)	1,260,000	1,014,181

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	441

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Wireless Telecommunication Services – (continued)

Vodafone Group plc
7.00%, 4/4/2079(c)	$1,000,000	$966,922
		10,406,866
Total Corporate Bonds (Cost $1,262,089,529)		1,199,469,056
Total Investments – 98.1% (Cost $1,262,089,529)		1,199,469,056

Other assets less liabilities – 1.9%		22,837,465
NET ASSETS – 100.0%		$1,222,306,521

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Payment in-kind security.

(c)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(d)	Represents less than 0.05% of net assets.

(e)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2023.

Percentages shown are based on Net Assets.

Abbreviations

REIT Real Estate Investment Trust

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,024,001
Aggregate gross unrealized depreciation	(92,705,555)
Net unrealized depreciation	$(90,681,554)
Federal income tax cost	$1,290,150,610

Security Type	% of Net Assets
Corporate Bonds	98.1%
Others(1)	1.9
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

442	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund

October 31, 2023

Investments	Principal Amount	Value

CORPORATE BONDS – 96.7%

Air Freight & Logistics – 0.7%

United Parcel Service, Inc.
4.45%, 4/1/2030	$147,000	$137,889
3.75%, 11/15/2047	20,000	14,194
5.05%, 3/3/2053	20,000	17,170
		169,253

Automobile Components – 0.1%

Aptiv plc
3.10%, 12/1/2051	26,000	14,005

Automobiles – 0.6%

General Motors Co.
6.80%, 10/1/2027	100,000	101,560
5.15%, 4/1/2038	40,000	32,174
5.95%, 4/1/2049	30,000	24,256
		157,990

Banks – 15.1%

Banco Santander SA
5.15%, 8/18/2025	200,000	194,826
4.18%, 3/24/2028(a)	200,000	183,135

Bank of America Corp.
3.38%, 4/2/2026(a)	201,000	192,588
5.08%, 1/20/2027(a)	67,000	65,222
1.73%, 7/22/2027(a)	100,000	88,251
3.42%, 12/20/2028(a)	133,000	118,387
2.09%, 6/14/2029(a)	127,000	104,857
4.27%, 7/23/2029(a)	100,000	91,002
4.57%, 4/27/2033(a)	67,000	57,781
5.29%, 4/25/2034(a)	135,000	121,931
2.68%, 6/19/2041(a)	44,000	26,827

Barclays plc
5.83%, 5/9/2027(a)	193,000	188,590
3.81%, 3/10/2042(a)	200,000	126,002

Citigroup, Inc.
3.29%, 3/17/2026(a)	33,000	31,602
3.11%, 4/8/2026(a)	100,000	95,438
3.20%, 10/21/2026	67,000	61,765
4.45%, 9/29/2027	67,000	61,891
3.98%, 3/20/2030(a)	67,000	59,276
2.67%, 1/29/2031(a)	107,000	85,252
4.41%, 3/31/2031(a)	100,000	88,470

Investments	Principal Amount	Value

Banks – (continued)
2.57%, 6/3/2031(a)	$73,000	$57,163
3.06%, 1/25/2033(a)	77,000	59,283
8.13%, 7/15/2039	30,000	33,826
6.68%, 9/13/2043	17,000	16,253

HSBC Holdings plc
7.39%, 11/3/2028(a)	210,000	215,418
6.50%, 9/15/2037	150,000	138,183

ING Groep NV
4.02%, 3/28/2028(a)	200,000	184,009

JPMorgan Chase & Co.
1.58%, 4/22/2027(a)	100,000	89,213
3.78%, 2/1/2028(a)	100,000	92,780
4.45%, 12/5/2029(a)	100,000	91,980
4.57%, 6/14/2030(a)	100,000	91,777
2.74%, 10/15/2030(a)	40,000	32,863
2.58%, 4/22/2032(a)	14,000	10,813
4.91%, 7/25/2033(a)	33,000	29,641
5.60%, 7/15/2041	50,000	45,999
5.63%, 8/16/2043	17,000	15,363
4.95%, 6/1/2045	33,000	27,021

Mitsubishi UFJ Financial Group, Inc.
5.13%, 7/20/2033(a)	200,000	182,760

PNC Financial Services Group, Inc. (The)
4.63%, 6/6/2033(a)	50,000	41,715

Royal Bank of Canada
5.00%, 2/1/2033	10,000	9,041

Santander Holdings USA, Inc.
3.45%, 6/2/2025	120,000	113,531

Toronto-Dominion Bank (The)
4.11%, 6/8/2027	17,000	15,938
4.46%, 6/8/2032	77,000	67,144

Westpac Banking Corp.
4.42%, 7/24/2039	40,000	29,237
		3,734,044

Beverages – 2.3%

Anheuser-Busch Cos. LLC
4.70%, 2/1/2036	71,000	62,483

Anheuser-Busch InBev Worldwide, Inc.
5.45%, 1/23/2039	12,000	11,071
5.80%, 1/23/2059	12,000	11,082

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	443

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Beverages – (continued)

Coca-Cola Co. (The)
2.25%, 1/5/2032	$250,000	$197,711

Molson Coors Beverage Co.
4.20%, 7/15/2046	14,000	9,928

PepsiCo, Inc.
2.25%, 3/19/2025	10,000	9,580
4.45%, 5/15/2028	67,000	65,300
2.63%, 7/29/2029	50,000	43,275
1.95%, 10/21/2031	80,000	61,440
3.50%, 3/19/2040	133,000	99,100
		570,970

Biotechnology – 1.4%

Amgen, Inc.
1.90%, 2/21/2025	17,000	16,212
4.05%, 8/18/2029	26,000	23,781
2.80%, 8/15/2041	26,000	16,083
5.60%, 3/2/2043	120,000	107,030
4.66%, 6/15/2051	114,000	86,757
4.88%, 3/1/2053	26,000	20,299
2.77%, 9/1/2053	14,000	7,314

Biogen, Inc.
3.15%, 5/1/2050	33,000	19,004

Regeneron Pharmaceuticals, Inc.
1.75%, 9/15/2030	54,000	40,696
		337,176

Broadline Retail – 0.9%

Alibaba Group Holding Ltd.
2.70%, 2/9/2041	200,000	115,735

eBay, Inc.
5.90%, 11/22/2025	67,000	67,059
2.70%, 3/11/2030	50,000	40,603
		223,397

Building Products – 0.4%

Johnson Controls International plc
4.63%, 7/2/2044(b)	33,000	25,460

Owens Corning
4.30%, 7/15/2047	26,000	18,529

Trane Technologies Financing Ltd.
3.80%, 3/21/2029	50,000	45,632

Investments	Principal Amount	Value

Building Products – (continued)

Trane Technologies Global Holding Co. Ltd.
4.30%, 2/21/2048	$7,000	$5,106
		94,727

Capital Markets – 7.0%

Bain Capital Specialty Finance, Inc.
2.55%, 10/13/2026	7,000	6,015

Bank of New York Mellon Corp. (The)
3.40%, 1/29/2028	67,000	60,876
3.99%, 6/13/2028(a)	47,000	43,793
4.60%, 7/26/2030(a)	33,000	30,425
4.29%, 6/13/2033(a)	20,000	17,213

Barings BDC, Inc.
3.30%, 11/23/2026	7,000	6,125

BlackRock, Inc.
4.75%, 5/25/2033	10,000	9,157

Blackstone Private Credit Fund
2.63%, 12/15/2026	33,000	28,252

Blue Owl Capital Corp.
2.63%, 1/15/2027	33,000	28,207

Blue Owl Credit Income Corp.
5.50%, 3/21/2025	33,000	31,929

Eaton Vance Corp.
3.50%, 4/6/2027	3,000	2,772

FactSet Research Systems, Inc.
3.45%, 3/1/2032	10,000	8,088

Franklin BSP Lending Corp.
3.25%, 3/30/2026	7,000	6,263

Goldman Sachs Group, Inc. (The)
4.48%, 8/23/2028(a)	301,000	281,812
2.38%, 7/21/2032(a)	17,000	12,618
3.10%, 2/24/2033(a)	70,000	54,418
6.75%, 10/1/2037	87,000	84,987

Hercules Capital, Inc.
3.38%, 1/20/2027	14,000	12,196

Moody’s Corp.
2.75%, 8/19/2041	33,000	20,363
3.75%, 2/25/2052	7,000	4,667

Morgan Stanley
2.63%, 2/18/2026(a)	20,000	19,042
3.13%, 7/27/2026	100,000	92,515
0.99%, 12/10/2026(a)	26,000	23,139

See Accompanying Notes to the Financial Statements.

444	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Capital Markets – (continued)
5.12%, 2/1/2029(a)	$133,000	$126,628
2.70%, 1/22/2031(a)	133,000	106,862
2.24%, 7/21/2032(a)	30,000	22,126
5.25%, 4/21/2034(a)	135,000	121,636
5.42%, 7/21/2034(a)	14,000	12,778
5.30%, 4/20/2037(a)	33,000	28,620
5.60%, 3/24/2051(a)	63,000	56,256

Nasdaq, Inc.
3.85%, 6/30/2026	50,000	47,712
5.55%, 2/15/2034	40,000	37,104
3.95%, 3/7/2052	7,000	4,625

Prospect Capital Corp.
3.71%, 1/22/2026	33,000	29,618

S&P Global, Inc.
1.25%, 8/15/2030	50,000	37,177
2.90%, 3/1/2032	50,000	40,118
4.50%, 5/15/2048	14,000	10,608

State Street Corp.
2.90%, 3/30/2026(a)	50,000	47,651
5.82%, 11/4/2028(a)	50,000	49,422
2.40%, 1/24/2030	63,000	51,310
		1,715,123

Chemicals – 0.9%

Air Products and Chemicals, Inc.
2.05%, 5/15/2030	40,000	32,185

Dow Chemical Co. (The)
6.90%, 5/15/2053	54,000	53,980

DuPont de Nemours, Inc.
5.32%, 11/15/2038	7,000	6,256
5.42%, 11/15/2048	14,000	12,143

Ecolab, Inc.
4.80%, 3/24/2030	33,000	31,267
1.30%, 1/30/2031	63,000	46,360

International Flavors & Fragrances, Inc.
5.00%, 9/26/2048	17,000	12,231

Nutrien Ltd.
5.25%, 1/15/2045	47,000	38,477
		232,899

Investments	Principal Amount	Value

Commercial Services & Supplies – 0.4%

RELX Capital, Inc.
3.00%, 5/22/2030	$33,000	$27,612

Waste Management, Inc.
4.63%, 2/15/2030	47,000	44,170
2.95%, 6/1/2041	33,000	21,570
		93,352

Communications Equipment – 0.1%

Nokia OYJ
4.38%, 6/12/2027	26,000	24,055

Consumer Finance – 2.0%

American Express Co.
3.13%, 5/20/2026	50,000	46,915
3.30%, 5/3/2027	50,000	45,761
4.42%, 8/3/2033(a)	40,000	34,920
4.05%, 12/3/2042	14,000	10,554

Capital One Financial Corp.
4.93%, 5/10/2028(a)	23,000	21,277
3.27%, 3/1/2030(a)	30,000	24,600
5.27%, 5/10/2033(a)	57,000	48,753

General Motors Financial Co., Inc.
6.00%, 1/9/2028	33,000	32,408
5.85%, 4/6/2030	33,000	31,189
3.10%, 1/12/2032	67,000	50,949

John Deere Capital Corp.
4.80%, 1/9/2026	20,000	19,736
4.35%, 9/15/2032	67,000	60,511
Series I, 5.15%, 9/8/2033	40,000	38,040

Synchrony Financial
2.88%, 10/28/2031	44,000	29,817
		495,430

Consumer Staples Distribution & Retail – 1.0%

Kroger Co. (The)
5.40%, 1/15/2049	8,000	6,856
3.95%, 1/15/2050	54,000	36,568

Target Corp.
2.25%, 4/15/2025	50,000	47,738
2.65%, 9/15/2030	127,000	104,374

Walgreens Boots Alliance, Inc.
3.45%, 6/1/2026	50,000	45,570
4.10%, 4/15/2050	17,000	9,895
		251,001

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	445

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Containers & Packaging – 0.3%

Amcor Finance USA, Inc.
3.63%, 4/28/2026	$20,000	$18,842
5.63%, 5/26/2033	20,000	18,627

AptarGroup, Inc.
3.60%, 3/15/2032	3,000	2,445

Avery Dennison Corp.
5.75%, 3/15/2033	14,000	13,353

Berry Global, Inc.
1.57%, 1/15/2026	26,000	23,490
		76,757

Diversified Consumer Services – 0.0%(c)

Howard University
Series 22A, 5.21%, 10/1/2052	3,000	2,336

Diversified REITs – 0.5%

Digital Realty Trust LP
REIT, 4.45%, 7/15/2028	33,000	30,512

Simon Property Group LP
REIT, 1.75%, 2/1/2028	20,000	16,789
REIT, 2.65%, 2/1/2032	50,000	38,030
REIT, 6.75%, 2/1/2040	17,000	16,698
REIT, 5.85%, 3/8/2053	17,000	14,789

Vornado Realty LP
REIT, 2.15%, 6/1/2026	14,000	11,795
		128,613

Diversified Telecommunication Services – 3.5%

AT&T, Inc.
5.40%, 2/15/2034	33,000	30,321
4.65%, 6/1/2044	54,000	40,810

Deutsche Telekom International Finance BV
8.75%, 6/15/2030(b)	40,000	44,817

Orange SA
9.00%, 3/1/2031(b)	44,000	50,406

Telefonica Emisiones SA
4.90%, 3/6/2048	150,000	108,076

TELUS Corp.
3.40%, 5/13/2032	7,000	5,543

Verizon Communications, Inc.
4.13%, 3/16/2027	100,000	94,724

Investments	Principal Amount	Value

Diversified Telecommunication Services – (continued)
4.33%, 9/21/2028	$100,000	$93,108
2.55%, 3/21/2031	67,000	52,345
2.36%, 3/15/2032	67,000	50,099
2.65%, 11/20/2040	161,000	97,321
3.40%, 3/22/2041	84,000	56,684
4.86%, 8/21/2046	50,000	39,796
3.88%, 3/1/2052	154,000	102,723
2.99%, 10/30/2056	14,000	7,366
		874,139

Electric Utilities – 3.6%

Avangrid, Inc.
3.80%, 6/1/2029	14,000	12,305

Commonwealth Edison Co.
3.00%, 3/1/2050	33,000	19,057

Connecticut Light and Power Co. (The)
Series A, 2.05%, 7/1/2031	117,000	89,213
4.00%, 4/1/2048	7,000	4,998

Edison International
4.13%, 3/15/2028	150,000	136,445

Enel Americas SA
4.00%, 10/25/2026	7,000	6,535

Enel Chile SA
4.88%, 6/12/2028	10,000	9,328

Eversource Energy
4.60%, 7/1/2027	17,000	16,190
Series R, 1.65%, 8/15/2030	17,000	12,726
3.45%, 1/15/2050	30,000	18,264

Exelon Corp.
2.75%, 3/15/2027	167,000	151,083
5.30%, 3/15/2033	10,000	9,277
4.95%, 6/15/2035	50,000	43,324
4.45%, 4/15/2046	33,000	24,220
5.60%, 3/15/2053	23,000	19,731

Pacific Gas and Electric Co.
3.95%, 12/1/2047	200,000	119,331

PECO Energy Co.
4.90%, 6/15/2033	20,000	18,505

Public Service Electric and Gas Co.
3.60%, 12/1/2047	57,000	38,573

See Accompanying Notes to the Financial Statements.

446	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Electric Utilities – (continued)

Southern California Edison Co.
5.95%, 11/1/2032	$67,000	$65,432
Series C, 4.13%, 3/1/2048	33,000	22,889
Series E, 5.45%, 6/1/2052	20,000	16,699

Union Electric Co.
3.50%, 3/15/2029	20,000	17,864
4.00%, 4/1/2048	40,000	27,655
		899,644

Electrical Equipment – 0.1%

ABB Finance USA, Inc.
3.80%, 4/3/2028	33,000	31,081

Electronic Equipment, Instruments & Components – 0.1%

Jabil, Inc.
3.00%, 1/15/2031	20,000	15,844

Energy Equipment & Services – 0.4%

Baker Hughes Holdings LLC
4.08%, 12/15/2047	30,000	21,392

Halliburton Co.
2.92%, 3/1/2030	10,000	8,391
4.85%, 11/15/2035	50,000	43,993

Schlumberger Investment SA
4.85%, 5/15/2033	20,000	18,406
		92,182

Entertainment – 0.7%

Walt Disney Co. (The)
6.40%, 12/15/2035	67,000	68,218
7.75%, 12/1/2045	14,000	16,160
4.75%, 11/15/2046	67,000	54,092
3.80%, 5/13/2060	50,000	32,604
		171,074

Financial Services – 3.2%

Corebridge Financial, Inc.
6.88%, 12/15/2052(a)	7,000	6,467

Equitable Holdings, Inc.
5.59%, 1/11/2033	34,000	31,307

Investments	Principal Amount	Value

Financial Services – (continued)

Fidelity National Information Services, Inc.
4.50%, 7/15/2025	$167,000	$163,086

Mastercard, Inc.
3.30%, 3/26/2027	100,000	93,380
2.95%, 6/1/2029	94,000	82,465
2.00%, 11/18/2031	33,000	25,180

PayPal Holdings, Inc.
4.40%, 6/1/2032	73,000	65,419

Shell International Finance BV
3.88%, 11/13/2028	50,000	46,564
2.75%, 4/6/2030	90,000	76,084
6.38%, 12/15/2038	20,000	20,444
4.00%, 5/10/2046	33,000	24,300
3.25%, 4/6/2050	3,000	1,891

Visa, Inc.
3.15%, 12/14/2025	20,000	19,084
2.05%, 4/15/2030	140,000	113,254

Voya Financial, Inc.
4.70%, 1/23/2048(a)	20,000	15,690
		784,615

Food Products – 0.9%

Bunge Ltd. Finance Corp.
1.63%, 8/17/2025	47,000	43,515

Campbell Soup Co.
4.15%, 3/15/2028	50,000	46,580
2.38%, 4/24/2030	17,000	13,476

General Mills, Inc.
2.88%, 4/15/2030	50,000	41,332
4.95%, 3/29/2033	14,000	12,715
3.00%, 2/1/2051	7,000	4,009

Ingredion, Inc.
2.90%, 6/1/2030	33,000	27,096

Mondelez International, Inc.
2.63%, 9/4/2050	50,000	27,234

Tyson Foods, Inc.
5.10%, 9/28/2048	23,000	17,775
		233,732

Gas Utilities – 0.4%

Atmos Energy Corp.
5.75%, 10/15/2052	17,000	15,598

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	447

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Gas Utilities – (continued)

National Fuel Gas Co.
2.95%, 3/1/2031	$14,000	$10,642

Southern California Gas Co.
2.95%, 4/15/2027	67,000	61,074

Spire Missouri, Inc.
4.80%, 2/15/2033	7,000	6,404

Washington Gas Light Co.
3.65%, 9/15/2049	7,000	4,384
		98,102

Ground Transportation – 2.0%

Canadian National Railway Co.
3.65%, 2/3/2048	14,000	9,678
4.45%, 1/20/2049	37,000	28,657
4.40%, 8/5/2052	7,000	5,409

Canadian Pacific Railway Co.
1.35%, 12/2/2024	50,000	47,614
5.75%, 3/15/2033	3,000	2,872
4.30%, 5/15/2043	10,000	7,544
4.80%, 8/1/2045	44,000	35,057
4.20%, 11/15/2069	17,000	11,493

CSX Corp.
2.40%, 2/15/2030	33,000	26,969
5.20%, 11/15/2033	10,000	9,385
4.30%, 3/1/2048	57,000	42,533
3.80%, 4/15/2050	33,000	22,319
4.65%, 3/1/2068	3,000	2,224

JB Hunt Transport Services, Inc.
3.88%, 3/1/2026	30,000	28,791

Norfolk Southern Corp.
3.00%, 3/15/2032	54,000	43,405
4.45%, 3/1/2033	10,000	8,872
4.80%, 8/15/2043	50,000	38,697
5.35%, 8/1/2054	14,000	11,948

Union Pacific Corp.
4.50%, 1/20/2033	80,000	72,427
2.89%, 4/6/2036	50,000	36,638
		492,532

Health Care Equipment & Supplies – 1.1%

Abbott Laboratories
1.40%, 6/30/2030	33,000	25,616
4.90%, 11/30/2046	63,000	54,341

Investments	Principal Amount	Value

Health Care Equipment & Supplies – (continued)

Baxter International, Inc.
1.73%, 4/1/2031	$50,000	$36,320
3.13%, 12/1/2051	33,000	18,134

Becton Dickinson & Co.
3.79%, 5/20/2050	50,000	33,665

Boston Scientific Corp.
2.65%, 6/1/2030	50,000	41,125

Medtronic, Inc.
4.00%, 4/1/2043	14,000	10,689
4.63%, 3/15/2045	20,000	16,507

Zimmer Biomet Holdings, Inc.
2.60%, 11/24/2031	50,000	38,325
		274,722

Health Care Providers & Services – 5.4%

Aetna, Inc.
3.88%, 8/15/2047	26,000	17,119

Cardinal Health, Inc.
4.90%, 9/15/2045	33,000	25,213

Cencora, Inc.
2.70%, 3/15/2031	50,000	39,621

Cigna Group (The)
4.38%, 10/15/2028	40,000	37,386
6.13%, 11/15/2041	33,000	31,529
3.88%, 10/15/2047	14,000	9,543
4.90%, 12/15/2048	67,000	53,579
3.40%, 3/15/2051	14,000	8,626

CVS Health Corp.
3.88%, 7/20/2025	50,000	48,368
3.63%, 4/1/2027	33,000	30,632
4.30%, 3/25/2028	100,000	93,689
5.25%, 2/21/2033	80,000	73,780
4.78%, 3/25/2038	40,000	33,084
5.05%, 3/25/2048	114,000	89,613

Elevance Health, Inc.
2.38%, 1/15/2025	100,000	95,950
2.25%, 5/15/2030	50,000	39,861
4.10%, 5/15/2032	54,000	46,856
4.75%, 2/15/2033	20,000	18,136
3.60%, 3/15/2051	52,000	33,376
6.10%, 10/15/2052	14,000	13,238
5.13%, 2/15/2053	20,000	16,595

HCA, Inc.
3.63%, 3/15/2032	133,000	106,835

See Accompanying Notes to the Financial Statements.

448	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Health Care Providers & Services – (continued)
7.50%, 11/6/2033	$47,000	$48,022
4.63%, 3/15/2052	77,000	53,607

Laboratory Corp. of America Holdings
1.55%, 6/1/2026	50,000	44,768
2.70%, 6/1/2031	50,000	39,421

Novant Health, Inc.
3.32%, 11/1/2061	23,000	13,307

Quest Diagnostics, Inc.
4.20%, 6/30/2029	33,000	30,355

UnitedHealth Group, Inc.
4.00%, 5/15/2029	50,000	46,264
4.50%, 4/15/2033	10,000	9,004
5.88%, 2/15/2053	54,000	51,068
5.20%, 4/15/2063	30,000	25,064
		1,323,509

Health Care REITs – 0.4%

Healthcare Realty Holdings LP
REIT, 2.05%, 3/15/2031	7,000	4,975

Ventas Realty LP
REIT, 4.00%, 3/1/2028	33,000	30,042
REIT, 3.00%, 1/15/2030	33,000	26,953

Welltower OP LLC
REIT, 3.85%, 6/15/2032	54,000	44,812
		106,782

Hotel & Resort REITs – 0.2%

Host Hotels & Resorts LP
Series F, REIT, 4.50%, 2/1/2026	50,000	47,830

Hotels, Restaurants & Leisure – 1.5%

Marriott International, Inc.
5.00%, 10/15/2027	20,000	19,320
Series HH, 2.85%, 4/15/2031	33,000	25,932
Series II, 2.75%, 10/15/2033	3,000	2,197

McDonald’s Corp.
3.50%, 7/1/2027	50,000	46,456
4.70%, 12/9/2035	33,000	28,955
4.88%, 12/9/2045	33,000	27,164
3.63%, 9/1/2049	44,000	29,162

Investments	Principal Amount	Value

Hotels, Restaurants & Leisure – (continued)
5.15%, 9/9/2052	$7,000	$5,901

Sands China Ltd.
4.30%, 1/8/2026(b)	200,000	185,522
		370,609

Household Durables – 0.3%

Leggett & Platt, Inc.
3.50%, 11/15/2051	14,000	8,372

Lennar Corp.
5.00%, 6/15/2027	26,000	25,090

Mohawk Industries, Inc.
5.85%, 9/18/2028	12,000	11,790
3.63%, 5/15/2030	7,000	6,005

NVR, Inc.
3.00%, 5/15/2030	14,000	11,491
		62,748

Household Products – 0.0%(c)

Clorox Co. (The)
4.60%, 5/1/2032	14,000	12,637

Independent Power and Renewable Electricity Producers – 0.4%

Constellation Energy Generation LLC
3.25%, 6/1/2025	50,000	47,846
5.60%, 3/1/2028	40,000	39,268
6.13%, 1/15/2034	10,000	9,666
		96,780

Industrial REITs – 0.3%

Prologis LP
REIT, 4.63%, 1/15/2033	47,000	42,110
REIT, 5.13%, 1/15/2034	14,000	12,820
REIT, 3.00%, 4/15/2050	23,000	13,247
		68,177

Insurance – 3.3%

Aflac, Inc.
3.60%, 4/1/2030	33,000	28,746

Allstate Corp. (The)
5.25%, 3/30/2033	10,000	9,235
3.85%, 8/10/2049	26,000	17,145

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	449

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Insurance – (continued)

American International Group, Inc.
5.13%, 3/27/2033	$17,000	$15,459
4.75%, 4/1/2048	50,000	39,159

Arch Capital Finance LLC
5.03%, 12/15/2046	10,000	7,994

Assurant, Inc.
2.65%, 1/15/2032	3,000	2,161

AXIS Specialty Finance LLC
4.90%, 1/15/2040(a)	17,000	13,374

Chubb INA Holdings, Inc.
3.35%, 5/3/2026	100,000	94,704
4.35%, 11/3/2045	14,000	10,926
3.05%, 12/15/2061	10,000	5,626

Everest Reinsurance Holdings, Inc.
3.13%, 10/15/2052	20,000	11,238

Fidelity National Financial, Inc.
3.20%, 9/17/2051	14,000	7,295

Hartford Financial Services Group, Inc. (The)
3.60%, 8/19/2049	23,000	14,894
2.90%, 9/15/2051	14,000	7,710

Lincoln National Corp.
3.05%, 1/15/2030	20,000	15,800
4.35%, 3/1/2048	3,000	1,955
4.38%, 6/15/2050	10,000	6,521

Manulife Financial Corp.
4.06%, 2/24/2032(a)	50,000	45,123
3.70%, 3/16/2032	7,000	5,967

MetLife, Inc.
4.55%, 3/23/2030	20,000	18,597
5.38%, 7/15/2033	10,000	9,351
10.75%, 8/1/2039	33,000	41,651
4.60%, 5/13/2046	26,000	20,323
5.00%, 7/15/2052	23,000	18,580
5.25%, 1/15/2054	14,000	11,707

Principal Financial Group, Inc.
3.70%, 5/15/2029	33,000	29,320
2.13%, 6/15/2030	33,000	25,631

Prudential Financial, Inc.
1.50%, 3/10/2026	100,000	90,379
4.50%, 9/15/2047(a)	50,000	43,821
4.35%, 2/25/2050	33,000	24,171
3.70%, 3/13/2051	14,000	9,118

Investments	Principal Amount	Value

Insurance – (continued)
6.00%, 9/1/2052(a)	$47,000	$42,044

RenaissanceRe Holdings Ltd.
5.75%, 6/5/2033	7,000	6,440

Travelers Cos., Inc. (The)
4.00%, 5/30/2047	40,000	29,068
5.45%, 5/25/2053	17,000	15,273

Unum Group
4.13%, 6/15/2051	14,000	8,723
		805,229

Interactive Media & Services – 1.2%

Alphabet, Inc.
0.80%, 8/15/2027	67,000	57,364
1.10%, 8/15/2030	10,000	7,665
1.90%, 8/15/2040	7,000	4,185
2.05%, 8/15/2050	50,000	25,847

Meta Platforms, Inc.
4.60%, 5/15/2028	180,000	174,481
4.65%, 8/15/2062	40,000	30,162
5.75%, 5/15/2063	8,000	7,177
		306,881

IT Services – 2.1%

Amdocs Ltd.
2.54%, 6/15/2030	10,000	7,870

DXC Technology Co.
1.80%, 9/15/2026	10,000	8,764

International Business Machines Corp.
4.00%, 7/27/2025	377,000	366,966
1.95%, 5/15/2030	100,000	78,872
2.85%, 5/15/2040	72,000	46,125
		508,597

Leisure Products – 0.2%

Hasbro, Inc.
3.90%, 11/19/2029	33,000	28,353
6.35%, 3/15/2040	10,000	9,117
		37,470

Machinery – 1.0%

CNH Industrial Capital LLC
4.55%, 4/10/2028	10,000	9,397

See Accompanying Notes to the Financial Statements.

450	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Machinery – (continued)

Cummins, Inc.
1.50%, 9/1/2030	$37,000	$28,265

Ingersoll Rand, Inc.
5.40%, 8/14/2028	23,000	22,411

Otis Worldwide Corp.
2.57%, 2/15/2030	20,000	16,273

Stanley Black & Decker, Inc.
3.40%, 3/1/2026	67,000	63,160
2.75%, 11/15/2050	7,000	3,568
4.00%, 3/15/2060(a)	96,000	78,802

Westinghouse Air Brake Technologies Corp.
4.70%, 9/15/2028(b)	17,000	15,851

Xylem, Inc.
2.25%, 1/30/2031	17,000	13,139
		250,866

Marine Transportation – 0.1%

Kirby Corp.
4.20%, 3/1/2028	20,000	18,423

Media – 2.0%

Comcast Corp.
2.65%, 2/1/2030	67,000	55,602
4.65%, 2/15/2033	67,000	60,632
4.00%, 3/1/2048	54,000	38,074
2.89%, 11/1/2051	327,000	180,591
2.99%, 11/1/2063	60,000	30,803
5.50%, 5/15/2064	3,000	2,558

Fox Corp.
4.71%, 1/25/2029	50,000	46,727
5.58%, 1/25/2049	20,000	15,757

Interpublic Group of Cos., Inc. (The)
3.38%, 3/1/2041	20,000	12,675

Paramount Global
4.38%, 3/15/2043	30,000	17,998
4.95%, 5/19/2050	40,000	25,368
		486,785

Metals & Mining – 0.4%

Newmont Corp.
5.88%, 4/1/2035	57,000	55,013

Investments	Principal Amount	Value

Metals & Mining – (continued)

Nucor Corp.
3.13%, 4/1/2032	$33,000	$26,660
2.98%, 12/15/2055	14,000	7,499
		89,172

Multi-Utilities – 1.9%

Consolidated Edison Co. of New York, Inc.
Series 20A, 3.35%, 4/1/2030	10,000	8,605
2.40%, 6/15/2031	50,000	39,297
6.15%, 11/15/2052	7,000	6,657
4.50%, 5/15/2058	67,000	47,946
3.60%, 6/15/2061	23,000	14,013

NiSource, Inc.
0.95%, 8/15/2025	167,000	152,582
1.70%, 2/15/2031	54,000	39,550

Public Service Enterprise Group, Inc.
5.85%, 11/15/2027	63,000	62,666
1.60%, 8/15/2030	10,000	7,504

San Diego Gas & Electric Co.
Series VVV, 1.70%, 10/1/2030	10,000	7,560
2.95%, 8/15/2051	57,000	32,401

Sempra
3.80%, 2/1/2038	26,000	19,388
4.00%, 2/1/2048	33,000	22,530
		460,699

Office REITs – 0.6%

Boston Properties LP
REIT, 3.25%, 1/30/2031	50,000	37,926
REIT, 2.45%, 10/1/2033	33,000	21,450

Highwoods Realty LP
REIT, 3.05%, 2/15/2030	20,000	14,992

Hudson Pacific Properties LP
REIT, 5.95%, 2/15/2028	20,000	15,743

Kilroy Realty LP
REIT, 4.38%, 10/1/2025	50,000	47,764

Piedmont Operating Partnership LP
REIT, 2.75%, 4/1/2032	7,000	4,475
		142,350

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	451

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – 6.9%

BP Capital Markets America, Inc.
3.38%, 2/8/2061	$10,000	$5,918

Canadian Natural Resources Ltd.
2.95%, 7/15/2030	87,000	70,943

Cheniere Corpus Christi Holdings LLC
3.70%, 11/15/2029	17,000	14,812
2.74%, 12/31/2039	10,000	7,210

Cheniere Energy Partners LP
5.95%, 6/30/2033(d)	33,000	30,861

Cheniere Energy, Inc.
4.63%, 10/15/2028	14,000	12,792

ConocoPhillips Co.
3.76%, 3/15/2042	47,000	34,143
5.95%, 3/15/2046	23,000	21,532
5.30%, 5/15/2053	7,000	6,043

Enbridge, Inc.
2.50%, 8/1/2033	77,000	55,552
5.50%, 12/1/2046	14,000	11,681
5.50%, 7/15/2077(a)	50,000	42,540

Enterprise Products Operating LLC
2.80%, 1/31/2030	20,000	16,706
4.25%, 2/15/2048	133,000	99,523

EQT Corp.
5.70%, 4/1/2028	26,000	25,293

Hess Corp.
6.00%, 1/15/2040	17,000	16,424
5.80%, 4/1/2047	20,000	18,881

Kinder Morgan Energy Partners LP
6.95%, 1/15/2038	50,000	49,567
5.40%, 9/1/2044	20,000	16,103

Kinder Morgan, Inc.
4.30%, 6/1/2025	237,000	230,676
2.00%, 2/15/2031	14,000	10,462
5.55%, 6/1/2045	33,000	27,163
3.60%, 2/15/2051	10,000	6,020

Magellan Midstream Partners LP
3.95%, 3/1/2050	33,000	20,824

Marathon Petroleum Corp.
4.50%, 4/1/2048	33,000	23,435

MPLX LP
1.75%, 3/1/2026	50,000	45,365
2.65%, 8/15/2030	17,000	13,430

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)
4.50%, 4/15/2038	$67,000	$52,197
5.50%, 2/15/2049	30,000	24,215

Occidental Petroleum Corp.
6.45%, 9/15/2036	40,000	38,851

ONEOK, Inc.
5.65%, 11/1/2028	40,000	39,032
6.10%, 11/15/2032	25,000	24,091
4.50%, 3/15/2050	60,000	41,427

Pioneer Natural Resources Co.
2.15%, 1/15/2031	26,000	20,419

Plains All American Pipeline LP
4.50%, 12/15/2026	80,000	76,241
3.80%, 9/15/2030	10,000	8,427

Sabine Pass Liquefaction LLC
4.50%, 5/15/2030	17,000	15,248
5.90%, 9/15/2037	20,000	19,167

TotalEnergies Capital International SA
2.83%, 1/10/2030	50,000	42,636
3.13%, 5/29/2050	44,000	26,892

Transcanada Trust
5.60%, 3/7/2082(a)	177,000	136,612

Transcontinental Gas Pipe Line Co. LLC
3.25%, 5/15/2030	33,000	27,636

Valero Energy Corp.
2.80%, 12/1/2031	50,000	38,699
4.00%, 6/1/2052	10,000	6,499

Western Midstream Operating LP
5.30%, 3/1/2048	23,000	17,182
5.25%, 2/1/2050(b)	7,000	5,173

Williams Cos., Inc. (The)
5.65%, 3/15/2033	33,000	31,134
5.75%, 6/24/2044	33,000	28,769
5.10%, 9/15/2045	37,000	29,741
4.85%, 3/1/2048	14,000	10,720
5.30%, 8/15/2052	14,000	11,382
		1,706,289

Paper & Forest Products – 0.2%

Suzano Austria GmbH
Series DM3N, 3.13%, 1/15/2032	50,000	37,682

See Accompanying Notes to the Financial Statements.

452	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Personal Care Products – 1.3%

Estee Lauder Cos., Inc. (The)
3.15%, 3/15/2027	$50,000	$46,268
4.38%, 5/15/2028	20,000	19,097
1.95%, 3/15/2031	33,000	25,304

Haleon US Capital LLC
3.38%, 3/24/2027	250,000	230,543
		321,212

Pharmaceuticals – 5.2%

AstraZeneca Finance LLC
4.88%, 3/3/2033	33,000	31,030

AstraZeneca plc
4.00%, 9/18/2042	20,000	15,506
4.38%, 11/16/2045	50,000	39,745
3.00%, 5/28/2051	14,000	8,580

Bristol-Myers Squibb Co.
5.00%, 8/15/2045	33,000	28,094
3.90%, 3/15/2062	91,000	59,493

GlaxoSmithKline Capital plc
3.38%, 6/1/2029	33,000	29,739

GlaxoSmithKline Capital, Inc.
6.38%, 5/15/2038	17,000	17,694

Johnson & Johnson
3.63%, 3/3/2037	180,000	146,062
2.10%, 9/1/2040	10,000	6,074
3.70%, 3/1/2046	50,000	36,874
2.25%, 9/1/2050	20,000	10,751
2.45%, 9/1/2060	7,000	3,593

Merck & Co., Inc.
4.05%, 5/17/2028	133,000	126,600
3.40%, 3/7/2029	50,000	45,205
2.35%, 6/24/2040	133,000	82,514
2.75%, 12/10/2051	33,000	18,635

Mylan, Inc.
5.20%, 4/15/2048	37,000	25,439

Novartis Capital Corp.
2.00%, 2/14/2027	50,000	45,014
2.75%, 8/14/2050	50,000	29,715

Pfizer Investment Enterprises Pte. Ltd.
4.45%, 5/19/2028	124,000	118,520
5.34%, 5/19/2063	100,000	85,666

Investments	Principal Amount	Value

Pharmaceuticals – (continued)

Pfizer, Inc.
0.80%, 5/28/2025	$50,000	$46,486
3.45%, 3/15/2029	50,000	45,414
1.75%, 8/18/2031	33,000	24,898
4.10%, 9/15/2038	35,000	28,182
7.20%, 3/15/2039	57,000	62,825
2.55%, 5/28/2040	33,000	20,949
2.70%, 5/28/2050	33,000	19,146

Viatris, Inc.
3.85%, 6/22/2040	10,000	6,224
4.00%, 6/22/2050	23,000	13,232
		1,277,899

Professional Services – 0.3%

Automatic Data Processing, Inc.
1.70%, 5/15/2028	26,000	22,319

Concentrix Corp.
6.60%, 8/2/2028	10,000	9,600

Equifax, Inc.
3.10%, 5/15/2030	7,000	5,747

Verisk Analytics, Inc.
4.13%, 3/15/2029	40,000	36,613
		74,279

Real Estate Management & Development – 0.1%

CBRE Services, Inc.
2.50%, 4/1/2031	20,000	15,056

Residential REITs – 0.7%

AvalonBay Communities, Inc.
REIT, 2.95%, 5/11/2026	100,000	93,449
REIT, 5.00%, 2/15/2033	14,000	13,008

ERP Operating LP
REIT, 3.00%, 7/1/2029	67,000	57,528

UDR, Inc.
REIT, 4.40%, 1/26/2029	7,000	6,381
		170,366

Retail REITs – 0.5%

Brixmor Operating Partnership LP
REIT, 3.90%, 3/15/2027	33,000	30,192
REIT, 2.25%, 4/1/2028	10,000	8,348
REIT, 2.50%, 8/16/2031	7,000	5,147

Federal Realty OP LP
REIT, 1.25%, 2/15/2026	67,000	60,187

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	453

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Retail REITs – (continued)

Regency Centers LP
REIT, 3.70%, 6/15/2030	$26,000	$22,078
		125,952

Semiconductors & Semiconductor Equipment – 2.8%

Intel Corp.
3.75%, 3/25/2027	100,000	94,359
2.00%, 8/12/2031	47,000	35,988
5.63%, 2/10/2043	54,000	49,445
3.73%, 12/8/2047	47,000	31,633
4.75%, 3/25/2050	127,000	99,730
4.95%, 3/25/2060	33,000	26,462

Micron Technology, Inc.
5.88%, 9/15/2033	54,000	49,854

QUALCOMM, Inc.
3.45%, 5/20/2025	50,000	48,456

TSMC Arizona Corp.
3.88%, 4/22/2027	280,000	265,411
		701,338

Software – 2.4%

Adobe, Inc.
2.30%, 2/1/2030	33,000	27,431

Autodesk, Inc.
2.85%, 1/15/2030	20,000	16,688

Microsoft Corp.
2.40%, 8/8/2026	60,000	55,800
3.30%, 2/6/2027	133,000	125,647
3.45%, 8/8/2036	33,000	26,910
2.53%, 6/1/2050	180,000	103,036
2.92%, 3/17/2052	40,000	24,692
2.68%, 6/1/2060	33,000	18,247
3.04%, 3/17/2062	20,000	11,876

Salesforce, Inc.
1.50%, 7/15/2028	50,000	42,101
2.90%, 7/15/2051	44,000	25,878

ServiceNow, Inc.
1.40%, 9/1/2030	14,000	10,553

VMware, Inc.
1.40%, 8/15/2026	100,000	88,087

Workday, Inc.
3.70%, 4/1/2029	30,000	26,786
		603,732

Investments	Principal Amount	Value

Specialized REITs – 0.3%

Equinix, Inc.
REIT, 3.20%, 11/18/2029	$50,000	$42,249
REIT, 3.40%, 2/15/2052	26,000	15,421

Weyerhaeuser Co.
REIT, 3.38%, 3/9/2033	30,000	23,807
		81,477

Specialty Retail – 1.8%

Dick’s Sporting Goods, Inc.
4.10%, 1/15/2052	10,000	5,850

Home Depot, Inc. (The)
3.30%, 4/15/2040	100,000	70,702
4.95%, 9/15/2052	100,000	84,171

Lowe’s Cos., Inc.
2.50%, 4/15/2026	33,000	30,658
3.65%, 4/5/2029	50,000	44,853
2.63%, 4/1/2031	50,000	39,492
5.00%, 4/15/2033	77,000	70,051
5.50%, 10/15/2035	33,000	30,820
2.80%, 9/15/2041	33,000	20,044
3.00%, 10/15/2050	33,000	18,138
4.45%, 4/1/2062	26,000	17,752
5.85%, 4/1/2063	14,000	11,944
		444,475

Technology Hardware, Storage & Peripherals – 2.2%

Apple, Inc.
3.25%, 2/23/2026	84,000	80,394
2.38%, 2/8/2041	80,000	51,042
4.45%, 5/6/2044	114,000	96,137
4.65%, 2/23/2046	33,000	28,154
4.85%, 5/10/2053	100,000	86,864
4.10%, 8/8/2062	47,000	34,465

Dell International LLC
8.10%, 7/15/2036	50,000	54,227
3.38%, 12/15/2041	30,000	19,326

Hewlett Packard Enterprise Co.
5.25%, 7/1/2028	50,000	48,280
6.20%, 10/15/2035(b)	7,000	6,871

HP, Inc.
2.65%, 6/17/2031	19,000	14,500
6.00%, 9/15/2041	33,000	29,884
		550,144

See Accompanying Notes to the Financial Statements.

454	FLEXSHARES ANNUAL REPORT

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Textiles, Apparel & Luxury Goods – 0.2%

PVH Corp.
4.63%, 7/10/2025	$20,000	$19,188

Ralph Lauren Corp.
2.95%, 6/15/2030	14,000	11,726

VF Corp.
2.95%, 4/23/2030	26,000	20,364
		51,278

Water Utilities – 0.5%

American Water Capital Corp.
2.30%, 6/1/2031	100,000	77,745

Essential Utilities, Inc.
2.70%, 4/15/2030	33,000	26,651
5.30%, 5/1/2052	7,000	5,652

Veralto Corp.
5.50%, 9/18/2026(d)	15,000	14,849
		124,897

Wireless Telecommunication Services – 0.3%

T-Mobile USA, Inc.
3.88%, 4/15/2030	3,000	2,612

Vodafone Group plc
5.00%, 5/30/2038	3,000	2,598
5.63%, 2/10/2053	96,000	80,743
		85,953
Total Corporate Bonds (Cost $27,258,976)		23,856,368

Total Investments – 96.7% (Cost $27,258,976)		23,856,368

Other assets less liabilities – 3.3%		815,779
NET ASSETS – 100.0%		$24,672,147

(a)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(b)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2023.

(c)	Represents less than 0.05% of net assets.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

Percentages shown are based on Net Assets.

Abbreviations

OYJ Public Limited Company

REIT Real Estate Investment Trust

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$583
Aggregate gross unrealized depreciation	(3,498,532)
Net unrealized depreciation	$(3,497,949)
Federal income tax cost	$27,354,317

Security Type	% of Net Assets
Corporate Bonds	96.7%
Others(1)	3.3
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	455

Schedule of Investments

FlexShares® Ultra-Short Income Fund

October 31, 2023

Investments	Principal Amount	Value

CORPORATE BONDS – 86.9%

Aerospace & Defense – 2.0%

Boeing Co. (The)
1.95%, 2/1/2024	$900,000	$890,799
1.43%, 2/4/2024	3,000,000	2,961,958

L3Harris Technologies, Inc.
3.95%, 5/28/2024	4,065,000	4,019,740

Northrop Grumman Corp.
2.93%, 1/15/2025	5,673,000	5,479,281

RTX Corp.
3.20%, 3/15/2024	8,205,000	8,120,480
		21,472,258

Agricultural & Farm Machinery – 0.1%

CNH Industrial Capital LLC
3.95%, 5/23/2025	1,290,000	1,250,071

Apparel Retail – 0.5%

Ross Stores, Inc.
4.60%, 4/15/2025	5,011,000	4,916,769

Apparel, Accessories & Luxury Goods – 0.4%

VF Corp.
2.40%, 4/23/2025	5,000,000	4,708,104

Application Software – 1.1%

Autodesk, Inc.
4.38%, 6/15/2025	2,000,000	1,954,881

Intuit, Inc.
5.25%, 9/15/2026	4,950,000	4,935,258

Roper Technologies, Inc.
2.35%, 9/15/2024	5,000,000	4,845,769
		11,735,908

Asset Management & Custody Banks – 1.9%

Bank of New York Mellon Corp. (The)
Series 0012, 3.65%, 2/4/2024	3,000,000	2,980,840
2.10%, 10/24/2024	3,000,000	2,892,049
Series J, (SOFR + 0.20%), 5.51%, 10/25/2024(a)	2,800,000	2,787,418

Investments	Principal Amount	Value

Asset Management & Custody Banks – (continued)

Blackstone Private Credit Fund
2.70%, 1/15/2025	$800,000	$759,198

FS KKR Capital Corp.
1.65%, 10/12/2024	980,000	934,485

State Street Corp.
(United States SOFR Compounded Index + 0.85%), 6.23%, 8/3/2026(a)	10,000,000	9,997,100
		20,351,090

Automobile Manufacturers – 2.2%

BMW US Capital LLC
(United States SOFR Compounded Index + 0.53%), 5.86%, 4/1/2024(a)(b)	900,000	900,519

Hyundai Capital America
0.80%, 1/8/2024(b)	1,700,000	1,683,077
0.88%, 6/14/2024(b)	1,000,000	967,727

Kia Corp.
2.38%, 2/14/2025(b)	730,000	697,204

Mercedes-Benz Finance North America LLC
0.75%, 3/1/2024(b)	2,350,000	2,310,087
(SOFR + 0.93%), 6.26%, 3/30/2025(a)(b)	5,000,000	5,032,280
(SOFR + 0.57%), 5.95%, 8/1/2025(a)(b)	7,000,000	7,010,266

Nissan Motor Acceptance Co. LLC
1.13%, 9/16/2024(b)	900,000	858,706

Volkswagen Group of America Finance LLC
0.88%, 11/22/2023(b)	2,000,000	1,994,469
(SOFR + 0.95%), 6.30%, 6/7/2024(a)(b)	2,690,000	2,695,075
		24,149,410

Automotive Retail – 0.7%

AutoZone, Inc.
3.13%, 4/18/2024	7,693,000	7,590,827

See Accompanying Notes to the Financial Statements.

456	FLEXSHARES ANNUAL REPORT

FlexShares® Ultra-Short Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Biotechnology – 1.5%

AbbVie, Inc.
2.60%, 11/21/2024	$7,638,000	$7,380,295

Amgen, Inc.
3.63%, 5/22/2024	8,000,000	7,900,030

Gilead Sciences, Inc.
3.70%, 4/1/2024	1,100,000	1,089,954
		16,370,279

Broadcasting – 0.5%

Fox Corp.
4.03%, 1/25/2024	5,559,000	5,531,133

Broadline Retail – 0.7%

eBay, Inc.
3.45%, 8/1/2024	8,100,000	7,953,254

Building Products – 0.6%

Johnson Controls International plc
3.62%, 7/2/2024(c)	6,769,000	6,668,002

Cargo Ground Transportation – 0.6%

Ryder System, Inc.
3.65%, 3/18/2024	7,000,000	6,935,832

Commodity Chemicals – 1.0%

LyondellBasell Industries NV
5.75%, 4/15/2024	10,000,000	9,978,321

Westlake Corp.
0.88%, 8/15/2024	300,000	287,752
		10,266,073

Construction Machinery & Heavy Transportation Equipment – 0.2%

Daimler Truck Finance North America LLC
(SOFR + 0.60%), 5.95%, 12/14/2023(a)(b)	2,000,000	2,000,247

Consumer Finance – 6.0%

AerCap Ireland Capital DAC
2.88%, 8/14/2024	2,000,000	1,943,604
1.65%, 10/29/2024	4,750,000	4,529,346

Investments	Principal Amount	Value

Consumer Finance – (continued)

American Express Co.
3.40%, 2/22/2024	$2,500,000	$2,480,084
(United States SOFR Compounded Index + 0.72%), 6.10%, 5/3/2024(a)	3,000,000	3,002,403
2.50%, 7/30/2024	2,000,000	1,950,896
(SOFR + 0.93%), 6.28%, 3/4/2025(a)	1,914,000	1,917,800

American Honda Finance Corp.
0.55%, 7/12/2024	2,000,000	1,929,499
0.75%, 8/9/2024	2,000,000	1,923,181
2.15%, 9/10/2024	3,764,000	3,650,021
(United States SOFR Compounded Index + 0.79%), 6.12%, 10/3/2025(a)	2,100,000	2,102,232

Capital One Financial Corp.
(SOFR + 0.69%), 6.04%, 12/6/2024(a)	4,122,000	4,073,954
(SOFR + 1.35%), 6.72%, 5/9/2025(a)	2,000,000	1,988,280

Caterpillar Financial Services Corp.
(SOFR + 0.52%), 5.87%, 6/13/2025(a)	5,000,000	5,009,684

Ford Motor Credit Co. LLC
4.06%, 11/1/2024	2,019,000	1,965,497

General Motors Financial Co., Inc.
(SOFR + 0.76%), 6.11%, 3/8/2024(a)	800,000	799,304
1.20%, 10/15/2024	1,500,000	1,428,640
3.50%, 11/7/2024	2,600,000	2,529,147
(United States SOFR Compounded Index + 1.30%), 6.63%, 4/7/2025(a)	1,906,000	1,908,686

John Deere Capital Corp.
(SOFR + 0.20%), 5.52%, 10/11/2024(a)	2,500,000	2,500,121
(SOFR + 0.56%), 5.90%, 3/7/2025(a)	1,720,000	1,724,045

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	457

FlexShares® Ultra-Short Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Consumer Finance – (continued)
(United States SOFR Compounded Index + 0.79%), 6.13%, 6/8/2026(a)	$1,300,000	$1,308,883

Synchrony Financial
4.88%, 6/13/2025	1,493,000	1,415,945

Toyota Motor Credit Corp.
(SOFR + 0.32%), 5.64%, 1/13/2025(a)	7,000,000	6,981,495
(SOFR + 0.65%), 6.00%, 9/11/2025(a)	5,000,000	5,016,332
		64,079,079

Consumer Staples Merchandise Retail – 0.4%

Dollar General Corp.
4.25%, 9/20/2024	3,794,000	3,731,481

Distillers & Vintners – 0.1%

Constellation Brands, Inc.
3.60%, 5/9/2024	1,590,000	1,569,297

Diversified Banks – 24.2%

Australia & New Zealand Banking Group Ltd.
5.38%, 7/3/2025	4,290,000	4,270,095
5.09%, 12/8/2025	1,505,000	1,488,412

Banco Santander SA
(SOFR + 1.24%), 6.59%, 5/24/2024(a)	5,800,000	5,823,787
5.15%, 8/18/2025	1,400,000	1,363,781

Bank of America Corp.
4.13%, 1/22/2024	4,000,000	3,983,803
Series 2025, (SOFR + 0.66%), 6.04%, 2/4/2025(a)	2,000,000	1,995,490
(SOFR + 1.10%), 6.41%, 4/25/2025(a)	2,000,000	2,002,813

Bank of Montreal
2.50%, 6/28/2024	1,500,000	1,466,664
Series H, 4.25%, 9/14/2024	4,500,000	4,427,110
(United States SOFR Compounded Index + 0.95%), 6.29%, 9/25/2025(a)	5,700,000	5,708,265

Investments	Principal Amount	Value

Diversified Banks – (continued)
(United States SOFR Compounded Index + 0.62%), 5.97%, 9/15/2026(a)	$3,300,000	$3,262,846

Bank of New Zealand
(SOFR + 0.81%), 6.12%, 1/27/2027(a)(b)	4,000,000	3,972,040

Bank of Nova Scotia (The)
(SOFR + 0.46%), 5.79%, 1/10/2025(a)	4,355,000	4,336,322
(United States SOFR Compounded Index + 0.90%), 6.23%, 4/11/2025(a)	2,286,000	2,285,451
(United States SOFR Compounded Index + 0.55%), 5.90%, 3/2/2026(a)	5,000,000	4,950,335

Banque Federative du Credit Mutuel SA
0.65%, 2/27/2024(b)	5,000,000	4,915,318

BNP Paribas SA
4.25%, 10/15/2024	1,000,000	975,496

Canadian Imperial Bank of Commerce
3.10%, 4/2/2024	3,225,000	3,184,694
(SOFR + 0.94%), 6.27%, 4/7/2025(a)	7,674,000	7,691,863

Citibank NA
3.65%, 1/23/2024	540,000	537,122

Citigroup, Inc.
(SOFR + 0.69%), 6.00%, 10/30/2024(a)	3,500,000	3,488,415
(SOFR + 0.67%), 6.05%, 5/1/2025(a)	900,000	896,884
(SOFR + 1.37%), 6.74%, 5/24/2025(a)	1,300,000	1,303,401
(SOFR + 0.69%), 6.01%, 1/25/2026(a)	2,400,000	2,378,780

Commonwealth Bank of Australia
(SOFR + 0.74%), 6.09%, 3/14/2025(a)(b)	5,000,000	5,014,550
(SOFR + 0.40%), 5.73%, 7/7/2025(a)(b)	1,800,000	1,794,249

See Accompanying Notes to the Financial Statements.

458	FLEXSHARES ANNUAL REPORT

FlexShares® Ultra-Short Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Diversified Banks – (continued)
(SOFR + 0.52%), 5.87%, 6/15/2026(a)(b)	$1,900,000	$1,893,426

Cooperatieve Rabobank UA
(United States SOFR Compounded Index + 0.30%), 5.63%, 1/12/2024(a)	7,000,000	6,999,510
(United States SOFR Compounded Index + 0.38%), 5.71%, 1/10/2025(a)	1,600,000	1,597,127
(United States SOFR Compounded Index + 0.90%), 6.23%, 10/5/2026(a)	5,000,000	4,990,748

Credit Agricole SA
3.25%, 10/4/2024(b)	3,000,000	2,923,702

Danske Bank A/S
6.47%, 1/9/2026(b)(d)	1,280,000	1,274,726

Fifth Third Bank NA
5.85%, 10/27/2025(d)	8,500,000	8,280,511

HSBC Holdings plc
(SOFR + 0.58%), 5.95%, 11/22/2024(a)	3,000,000	2,999,939
(SOFR + 1.43%), 6.77%, 3/10/2026(a)	7,000,000	7,017,780

ING Groep NV
(United States SOFR Compounded Index + 1.01%), 6.33%, 4/1/2027(a)	3,800,000	3,742,975

JPMorgan Chase & Co.
4.02%, 12/5/2024(d)	2,500,000	2,493,717
0.77%, 8/9/2025(d)	1,000,000	955,262
(SOFR + 0.60%), 5.95%, 12/10/2025(a)	1,000,000	995,031
(SOFR + 0.92%), 6.28%, 2/24/2026(a)	7,000,000	6,998,538
(SOFR + 0.77%), 6.11%, 9/22/2027(a)	2,500,000	2,462,493

Lloyds Banking Group plc
3.90%, 3/12/2024	1,000,000	991,754
4.72%, 8/11/2026(d)	2,300,000	2,229,370

Investments	Principal Amount	Value

Diversified Banks – (continued)

Mitsubishi UFJ Financial Group, Inc.
4.79%, 7/18/2025(d)	$2,000,000	$1,977,250
(SOFR + 0.94%), 6.30%, 2/20/2026(a)	5,000,000	5,001,855
(SOFR + 1.44%), 6.75%, 4/17/2026(a)	2,500,000	2,516,448

Morgan Stanley Bank NA
5.48%, 7/16/2025	3,000,000	2,986,850

National Australia Bank Ltd.
(SOFR + 0.86%), 6.21%, 6/9/2025(a)(b)	5,200,000	5,217,680
(SOFR + 0.65%), 5.97%, 1/12/2027(a)(b)	4,000,000	3,973,056

National Bank of Canada
0.75%, 8/6/2024	900,000	864,659

NatWest Markets plc
(SOFR + 0.53%), 5.90%, 8/12/2024(a)(b)	600,000	598,758

Nordea Bank Abp
(SOFR + 0.96%), 6.31%, 6/6/2025(a)(b)	2,000,000	2,007,863

PNC Financial Services Group, Inc. (The)
3.50%, 1/23/2024	6,500,000	6,462,849

Royal Bank of Canada
3.97%, 7/26/2024	5,000,000	4,933,173
(United States SOFR Compounded Index + 0.44%), 5.76%, 1/21/2025(a)	3,000,000	2,987,214
4.95%, 4/25/2025	3,000,000	2,955,205
(United States SOFR Compounded Index + 0.53%), 5.84%, 1/20/2026(a)	2,750,000	2,719,854
(United States SOFR Compounded Index + 0.57%), 5.88%, 4/27/2026(a)	2,000,000	1,980,986

Skandinaviska Enskilda Banken AB
0.65%, 9/9/2024(b)	500,000	477,585
(SOFR + 0.96%), 6.31%, 6/9/2025(a)(b)	1,000,000	1,002,230

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	459

FlexShares® Ultra-Short Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Diversified Banks – (continued)

Societe Generale SA
3.88%, 3/28/2024(b)	$1,665,000	$1,648,793
2.63%, 10/16/2024(b)	1,000,000	965,137

Standard Chartered plc
6.17%, 1/9/2027(b)(d)	2,100,000	2,085,106

Sumitomo Mitsui Financial Group, Inc.
0.51%, 1/12/2024	300,000	296,791
2.70%, 7/16/2024	7,000,000	6,840,325
(SOFR + 0.88%), 6.19%, 1/14/2027(a)	1,480,000	1,475,337

Sumitomo Mitsui Trust Bank Ltd.
0.85%, 3/25/2024(b)	400,000	391,929

Svenska Handelsbanken AB
3.90%, 11/20/2023	1,500,000	1,498,264
(SOFR + 0.91%), 6.26%, 6/10/2025(a)(b)	7,000,000	7,018,311

Swedbank AB
(United States SOFR Compounded Index + 1.38%), 6.73%, 6/15/2026(a)(b)	3,000,000	3,027,661

Toronto-Dominion Bank (The)
2.65%, 6/12/2024	2,000,000	1,958,508
4.29%, 9/13/2024	3,000,000	2,957,502
(SOFR + 0.41%), 5.74%, 1/10/2025(a)	2,777,000	2,762,072
(SOFR + 1.02%), 6.37%, 6/6/2025(a)	3,000,000	3,004,484
(SOFR + 0.59%), 5.94%, 9/10/2026(a)	2,000,000	1,971,872

US Bancorp
3.70%, 1/30/2024	3,000,000	2,983,772
2.40%, 7/30/2024	2,913,000	2,831,611

Wells Fargo & Co.
(SOFR + 1.32%), 6.63%, 4/25/2026(a)	5,600,000	5,628,017

Wells Fargo Bank NA
5.55%, 8/1/2025	1,250,000	1,245,542
(SOFR + 0.80%), 6.18%, 8/1/2025(a)	3,125,000	3,127,136

Investments	Principal Amount	Value

Diversified Banks – (continued)

Westpac Banking Corp.
3.30%, 2/26/2024	$2,200,000	$2,181,719
5.35%, 10/18/2024	3,000,000	2,988,425
(SOFR + 0.30%), 5.66%, 11/18/2024(a)	2,500,000	2,495,116
(SOFR + 1.00%), 6.36%, 8/26/2025(a)	5,000,000	5,034,700
(SOFR + 0.52%), 5.87%, 6/3/2026(a)	2,568,000	2,554,413
		260,000,653

Diversified Capital Markets – 2.0%

Credit Suisse AG
3.63%, 9/9/2024	1,500,000	1,461,930
7.95%, 1/9/2025	720,000	730,269

Deutsche Bank AG
Series E, 0.96%, 11/8/2023	5,400,000	5,394,531
0.90%, 5/28/2024	1,100,000	1,068,644

Macquarie Group Ltd.
(SOFR + 0.71%), 6.03%, 10/14/2025(a)(b)	5,000,000	4,968,099

UBS AG
0.70%, 8/9/2024(b)	200,000	191,917

UBS Group AG
(SOFR + 1.58%), 6.95%, 5/12/2026(a)(b)	6,000,000	6,036,120
6.37%, 7/15/2026(b)(d)	1,900,000	1,888,432
		21,739,942

Diversified Financial Services – 0.3%

Corebridge Financial, Inc.
3.50%, 4/4/2025	2,300,000	2,211,346

Jackson Financial, Inc.
1.13%, 11/22/2023	950,000	947,293
		3,158,639

Drug Retail – 0.2%

Walgreens Boots Alliance, Inc.
0.95%, 11/17/2023	1,770,000	1,765,908

Electric Utilities – 1.2%

Entergy Louisiana LLC
0.62%, 11/17/2023	846,000	843,950

See Accompanying Notes to the Financial Statements.

460	FLEXSHARES ANNUAL REPORT

FlexShares® Ultra-Short Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Electric Utilities – (continued)

Eversource Energy
Series N, 3.80%, 12/1/2023	$3,000,000	$2,994,724

Florida Power & Light Co.
(United States SOFR Compounded Index + 0.38%), 5.70%, 1/12/2024(a)	4,400,000	4,400,056

Mississippi Power Co.
Series A, (SOFR + 0.30%), 5.64%, 6/28/2024(a)	950,000	947,265

NextEra Energy Capital Holdings, Inc.
2.94%, 3/21/2024	2,000,000	1,975,936

Southern Co. (The)
Series 21-A, 0.60%, 2/26/2024	1,840,000	1,809,229
		12,971,160

Electronic Components – 0.1%

Tyco Electronics Group SA
3.45%, 8/1/2024	1,347,000	1,324,568

Environmental & Facilities Services – 0.6%

Republic Services, Inc.
2.50%, 8/15/2024	7,000,000	6,809,685

Fertilizers & Agricultural Chemicals – 0.6%

Nutrien Ltd.
5.90%, 11/7/2024	6,965,000	6,950,011

Financial Exchanges & Data – 0.2%

Nasdaq, Inc.
5.65%, 6/28/2025	2,500,000	2,490,921

Food Retail – 1.0%

7-Eleven, Inc.
0.80%, 2/10/2024(b)	5,000,000	4,925,696

Kroger Co. (The)
4.00%, 2/1/2024	6,200,000	6,171,140
		11,096,836

Investments	Principal Amount	Value

Health Care Distributors – 0.5%

McKesson Corp.
3.80%, 3/15/2024	$5,000,000	$4,959,042

Health Care Equipment – 2.9%

Baxter International, Inc.
0.87%, 12/1/2023	6,800,000	6,771,893
(United States SOFR Compounded Index + 0.44%), 5.80%, 11/29/2024(a)	1,435,000	1,425,846

Becton Dickinson & Co.
3.36%, 6/6/2024	6,800,000	6,692,065

Boston Scientific Corp.
3.45%, 3/1/2024	6,127,000	6,072,964

GE HealthCare Technologies, Inc.
5.55%, 11/15/2024	3,000,000	2,985,615

Stryker Corp.
0.60%, 12/1/2023	6,910,000	6,878,993

Zimmer Biomet Holdings, Inc.
1.45%, 11/22/2024	650,000	618,966
		31,446,342

Health Care Facilities – 0.0%(e)

HCA, Inc.
5.00%, 3/15/2024	400,000	398,419

Health Care Services – 1.1%

Cigna Group (The)
0.61%, 3/15/2024	2,400,000	2,352,630
3.50%, 6/15/2024	5,078,000	4,999,874

Laboratory Corp. of America Holdings
3.25%, 9/1/2024	5,000,000	4,887,880
		12,240,384

Homebuilding – 0.4%

Lennar Corp.
4.88%, 12/15/2023	3,940,000	3,936,643

Household Products – 0.1%

Colgate-Palmolive Co.
3.10%, 8/15/2025	1,480,000	1,426,185

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	461

FlexShares® Ultra-Short Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Industrial Conglomerates – 0.6%

3M Co.
3.25%, 2/14/2024	$3,062,000	$3,037,961

General Electric Co.
Series A, (CME Term SOFR 3 Month + 0.56%), 5.96%, 5/13/2024(a)	3,000,000	2,990,594
		6,028,555

Industrial Machinery & Supplies & Components – 1.2%

Illinois Tool Works, Inc.
3.50%, 3/1/2024	4,330,000	4,297,467

Parker-Hannifin Corp.
3.65%, 6/15/2024	7,000,000	6,897,412

Stanley Black & Decker, Inc.
6.27%, 3/6/2026	2,020,000	2,021,168
		13,216,047

Integrated Oil & Gas – 1.0%

ConocoPhillips Co.
2.13%, 3/8/2024	5,000,000	4,935,499

Saudi Arabian Oil Co.
1.25%, 11/24/2023(b)	200,000	199,334

TotalEnergies Capital International SA
3.75%, 4/10/2024	5,600,000	5,553,409
		10,688,242

Integrated Telecommunication Services – 2.3%

AT&T, Inc.
0.90%, 3/25/2024	3,271,000	3,205,314
(CME Term SOFR 3 Month + 1.44%), 6.85%, 6/12/2024(a)	3,550,000	3,567,616

Bell Canada (The)
Series US-3, 0.75%, 3/17/2024	5,050,000	4,949,281

British Telecommunications plc
4.50%, 12/4/2023	5,500,000	5,491,191

Verizon Communications, Inc.
0.75%, 3/22/2024	5,112,000	5,011,311

Investments	Principal Amount	Value

Integrated Telecommunication Services – (continued)
(United States SOFR Compounded Index + 0.79%), 6.13%, 3/20/2026(a)	$2,790,000	$2,803,954
		25,028,667

Interactive Home Entertainment – 0.7%

Take-Two Interactive Software, Inc.
3.30%, 3/28/2024	6,939,000	6,864,687
3.55%, 4/14/2025	240,000	231,888
		7,096,575

Investment Banking & Brokerage – 2.8%

Charles Schwab Corp. (The)
(United States SOFR Compounded Index + 0.50%), 5.84%, 3/18/2024(a)	1,390,000	1,388,206
(United States SOFR Compounded Index + 0.52%), 5.89%, 5/13/2026(a)	1,000,000	979,033
(United States SOFR Compounded Index + 1.05%), 6.40%, 3/3/2027(a)	7,000,000	6,906,046

Goldman Sachs Group, Inc. (The)
3.00%, 3/15/2024	2,500,000	2,472,544
(SOFR + 0.51%), 5.85%, 9/10/2024(a)	2,600,000	2,593,245
5.70%, 11/1/2024	3,000,000	2,988,696
3.50%, 4/1/2025	1,500,000	1,443,652

Morgan Stanley
(SOFR + 0.46%), 5.77%, 1/25/2024(a)	2,200,000	2,199,978
(SOFR + 1.17%), 6.49%, 4/17/2025(a)	1,500,000	1,502,322
1.16%, 10/21/2025(d)	500,000	473,027
(SOFR + 0.95%), 6.32%, 2/18/2026(a)	7,000,000	6,987,371
		29,934,120

See Accompanying Notes to the Financial Statements.

462	FLEXSHARES ANNUAL REPORT

FlexShares® Ultra-Short Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

IT Consulting & Other Services – 0.9%

International Business Machines Corp.
3.63%, 2/12/2024	$9,500,000	$9,442,468
3.00%, 5/15/2024	500,000	492,710
		9,935,178

Life & Health Insurance – 0.5%

Athene Global Funding
(ICE LIBOR USD 3 Month + 0.73%), 6.40%, 1/8/2024(a)(b)	1,000,000	999,062

MetLife, Inc.
3.60%, 4/10/2024	3,500,000	3,464,172

Security Benefit Global Funding
1.25%, 5/17/2024(b)	650,000	630,024
		5,093,258

Life Sciences Tools & Services – 0.7%

Thermo Fisher Scientific, Inc.
1.22%, 10/18/2024	8,090,000	7,732,805

Managed Health Care – 1.1%

Elevance Health, Inc.
3.50%, 8/15/2024	5,100,000	5,000,041

Humana, Inc.
3.85%, 10/1/2024	5,000,000	4,902,379

UnitedHealth Group, Inc.
0.55%, 5/15/2024	1,580,000	1,538,314
		11,440,734

Movies & Entertainment – 0.5%

Netflix, Inc.
3.63%, 6/15/2025(b)	5,000,000	4,820,408

Multi-line Insurance – 0.2%

New York Life Global Funding
(United States SOFR Compounded Index + 0.33%), 5.65%, 1/14/2025(a)(b)	2,000,000	1,994,269

Investments	Principal Amount	Value

Multi-Utilities – 0.6%

Black Hills Corp.
1.04%, 8/23/2024	$960,000	$920,240

CenterPoint Energy, Inc.
(United States SOFR Compounded Index + 0.65%), 6.02%, 5/13/2024(a)	760,000	759,737

Consolidated Edison, Inc.
Series A, 0.65%, 12/1/2023	3,600,000	3,585,219

DTE Energy Co.
4.22%, 11/1/2024(c)	1,700,000	1,666,833
		6,932,029

Office REITs – 0.1%

Boston Properties LP
REIT, 3.80%, 2/1/2024	1,000,000	992,842

Oil & Gas Equipment & Services – 0.8%

Baker Hughes Holdings LLC
1.23%, 12/15/2023	4,255,000	4,231,909

Schlumberger Investment SA
3.65%, 12/1/2023	4,546,000	4,537,411
		8,769,320

Oil & Gas Refining & Marketing – 0.5%

Phillips 66
0.90%, 2/15/2024	5,000,000	4,922,481

Oil & Gas Storage & Transportation – 1.9%

Enbridge, Inc.
(United States SOFR Compounded Index + 0.63%), 6.00%, 2/16/2024(a)	4,700,000	4,703,087

Enterprise Products Operating LLC
5.05%, 1/10/2026	720,000	711,465

Kinder Morgan Energy Partners LP
4.25%, 9/1/2024	6,870,000	6,758,845

Kinder Morgan, Inc.
5.63%, 11/15/2023(b)	1,150,000	1,149,591

TransCanada PipeLines Ltd.
1.00%, 10/12/2024	7,010,000	6,673,997
		19,996,985

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	463

FlexShares® Ultra-Short Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Packaged Foods & Meats – 3.5%

Danone SA
2.59%, 11/2/2023(b)	$7,700,000	$7,700,000

General Mills, Inc.
3.65%, 2/15/2024	6,000,000	5,962,374

Hormel Foods Corp.
0.65%, 6/3/2024	2,780,000	2,696,151

Kellogg Co.
2.65%, 12/1/2023	2,000,000	1,994,809

McCormick & Co., Inc.
3.15%, 8/15/2024	5,000,000	4,889,987
0.90%, 2/15/2026	620,000	554,541

Mondelez International, Inc.
2.13%, 3/17/2024	5,400,000	5,322,416

Tyson Foods, Inc.
3.95%, 8/15/2024	8,250,000	8,116,868
		37,237,146

Paper & Plastic Packaging Products & Materials – 1.1%

Avery Dennison Corp.
0.85%, 8/15/2024	8,190,000	7,860,455

Graphic Packaging International LLC
0.82%, 4/15/2024(b)	4,000,000	3,898,842
		11,759,297

Paper Products – 0.2%

Georgia-Pacific LLC
0.63%, 5/15/2024(b)	2,200,000	2,138,007

Personal Care Products – 0.2%

Kenvue, Inc.
5.50%, 3/22/2025	2,305,000	2,301,253

Pharmaceuticals – 0.5%

Bayer US Finance II LLC
3.88%, 12/15/2023(b)	5,000,000	4,986,251

Bristol-Myers Squibb Co.
0.54%, 11/13/2023	700,000	698,900
		5,685,151

Rail Transportation – 1.5%

Burlington Northern Santa Fe LLC
3.75%, 4/1/2024	5,000,000	4,956,884

Investments	Principal Amount	Value

Rail Transportation – (continued)

Canadian Pacific Railway Co.
1.35%, 12/2/2024	$5,910,000	$5,627,914

CSX Corp.
3.40%, 8/1/2024	5,350,000	5,252,196
		15,836,994

Regional Banks – 1.0%

ANZ New Zealand Int’l Ltd.
(SOFR + 0.60%), 5.97%, 2/18/2025(a)(b)	1,450,000	1,448,898

Bank of America NA
(SOFR + 0.78%), 6.15%, 8/18/2025(a)	3,850,000	3,849,772

KeyBank NA
(United States SOFR Compounded Index + 0.32%), 5.67%, 6/14/2024(a)	2,000,000	1,955,651

Truist Financial Corp.
(SOFR + 0.40%), 5.75%, 6/9/2025(a)	3,750,000	3,669,858
		10,924,179

Restaurants – 0.2%

Starbucks Corp.
(United States SOFR Compounded Index + 0.42%), 5.79%, 2/14/2024(a)	2,370,000	2,370,032

Self-Storage REITs – 0.6%

Public Storage Operating Co.
REIT, (SOFR + 0.47%), 5.79%, 4/23/2024(a)	4,000,000	3,999,316
REIT, (United States SOFR Compounded Index + 0.60%), 5.91%, 7/25/2025(a)	1,990,000	1,992,108
		5,991,424

Semiconductors – 0.6%

Analog Devices, Inc.
(United States SOFR Compounded Index + 0.25%), 5.58%, 10/1/2024(a)	610,000	609,744

See Accompanying Notes to the Financial Statements.

464	FLEXSHARES ANNUAL REPORT

FlexShares® Ultra-Short Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Semiconductors – (continued)

Microchip Technology, Inc.
0.97%, 2/15/2024	$5,307,000	$5,225,179
0.98%, 9/1/2024	870,000	833,619
		6,668,542

Soft Drinks & Non-alcoholic Beverages – 0.7%

Keurig Dr Pepper, Inc.
3.13%, 12/15/2023	4,000,000	3,985,654
0.75%, 3/15/2024	3,500,000	3,432,382
		7,418,036

Specialized Finance – 1.0%

Element Fleet Management Corp.
1.60%, 4/6/2024(b)	5,500,000	5,381,729
6.27%, 6/26/2026(b)	2,820,000	2,804,313

NTT Finance Corp.
0.58%, 3/1/2024(b)	2,650,000	2,603,090
		10,789,132

Specialty Chemicals – 0.9%

Ecolab, Inc.
0.90%, 12/15/2023	2,525,000	2,509,627

Sherwin-Williams Co. (The)
4.05%, 8/8/2024	7,400,000	7,289,872
		9,799,499

Systems Software – 0.7%

Oracle Corp.
2.95%, 11/15/2024	7,980,000	7,739,077

Technology Hardware, Storage & Peripherals – 0.3%

Hewlett Packard Enterprise Co.
5.90%, 10/1/2024	3,200,000	3,194,228

Trading Companies & Distributors – 0.6%

Air Lease Corp.
4.25%, 2/1/2024	1,000,000	994,745
0.80%, 8/18/2024	980,000	937,106
4.25%, 9/15/2024	5,000,000	4,913,298
		6,845,149

Investments	Principal Amount	Value

Transaction & Payment Processing Services – 0.6%

Fidelity National Information Services, Inc.
0.60%, 3/1/2024	$4,110,000	$4,035,444

Fiserv, Inc.
2.75%, 7/1/2024	2,000,000	1,956,640

Global Payments, Inc.
1.50%, 11/15/2024	240,000	228,361
		6,220,445

Wireless Telecommunication Services – 0.4%

Sprint LLC
7.13%, 6/15/2024	4,000,000	4,020,264
Total Corporate Bonds (Cost $938,970,908)		935,554,822

ASSET-BACKED SECURITIES – 5.3%

BMW Vehicle Lease Trust
Series 2021-2, Class A3, 0.33%, 12/26/2024	324,803	323,661
Series 2023-1, Class A2, 5.27%, 2/25/2025	354,855	354,125
Series 2022-1, Class A3, 1.10%, 3/25/2025	148,839	147,418

Capital One Multi-Asset Execution Trust
Series 2021-A3, Class A3, 1.04%, 11/15/2026	2,900,000	2,759,853
Series 2022-A3, Class A, 4.95%, 10/15/2027	1,882,000	1,857,181

Carmax Auto Owner Trust
Series 2022-3, Class A2A, 3.81%, 9/15/2025	549,194	546,292

Chase Issuance Trust
Series 2023-A1, Class A, 5.16%, 9/15/2028	1,900,000	1,880,724

Dell Equipment Finance Trust
Series 2023-1, Class A2, 5.65%, 9/22/2028(b)	2,000,000	1,992,787

Ford Credit Auto Lease Trust
Series 2022-A, Class A3, 3.23%, 5/15/2025	823,595	817,786

Ford Credit Auto Owner Trust
Series 2022-C, Class A2A, 4.52%, 4/15/2025	1,339,623	1,335,726

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	465

FlexShares® Ultra-Short Income Fund (cont.)

Investments	Principal Amount	Value

ASSET-BACKED SECURITIES – (continued)
Series 2022-D, Class A2A, 5.37%, 8/15/2025	$614,720	$613,472
Series 2023-A, Class A2A, 5.14%, 3/15/2026	522,830	520,315
Series 2023-B, Class A2A, 5.57%, 6/15/2026	1,200,000	1,195,656

GM Financial Automobile Leasing Trust
Series 2022-3, Class A2A, 4.01%, 10/21/2024	596,846	595,399
Series 2022-2, Class A3, 3.42%, 6/20/2025	6,000,000	5,937,141

GM Financial Consumer Automobile Receivables Trust
Series 2022-3, Class A2A, 3.50%, 9/16/2025	769,067	764,425
Series 2023-1, Class A2A, 5.19%, 3/16/2026	634,095	631,476
Series 2021-2, Class A3, 0.51%, 4/16/2026	731,719	709,701
Series 2021-3, Class A3, 0.48%, 6/16/2026	955,357	922,884
Series 2023-3, Class A2A, 5.74%, 9/16/2026	400,000	399,408
Series 2022-1, Class A3, 1.26%, 11/16/2026	2,060,582	1,983,619

Honda Auto Receivables Owner Trust
Series 2022-2, Class A2, 3.81%, 3/18/2025	646,544	642,970
Series 2023-3, Class A2, 5.71%, 3/18/2026	3,400,000	3,391,874

Hyundai Auto Receivables Trust
Series 2022-A, Class A2A, 1.81%, 2/18/2025	109,892	109,595
Series 2022-B, Class A2A, 3.64%, 5/15/2025	375,124	373,329
Series 2021-A, Class A3, 0.38%, 9/15/2025	1,066,481	1,046,129
Series 2020-B, Class A4, 0.62%, 12/15/2025	1,054,819	1,042,292

Investments	Principal Amount	Value

Mercedes-Benz Auto Lease Trust
Series 2021-B, Class A4, 0.51%, 3/15/2027	$3,840,000	$3,770,078

Mercedes-Benz Auto Receivables Trust
Series 2022-1, Class A2, 5.26%, 10/15/2025	840,700	838,597
Series 2023-1, Class A2, 5.09%, 1/15/2026	453,664	451,923
Series 2021-1, Class A3, 0.46%, 6/15/2026	1,951,549	1,886,709
Series 2023-2, Class A2, 5.92%, 11/16/2026	2,000,000	1,999,643

Nissan Auto Lease Trust
Series 2021-A, Class A3, 0.52%, 8/15/2024	33,871	33,822

Nissan Auto Receivables Owner Trust
Series 2022-B, Class A2, 4.50%, 8/15/2025	1,841,974	1,832,771

Santander Drive Auto Receivables Trust
Series 2022-7, Class A2, 5.81%, 1/15/2026	463,463	463,199
Series 2023-1, Class A2, 5.36%, 5/15/2026	994,828	993,203
Series 2023-3, Class A2, 6.08%, 8/17/2026	1,400,000	1,398,745

Toyota Auto Receivables Owner Trust
Series 2020-D, Class A4, 0.47%, 1/15/2026	1,097,000	1,067,268
Series 2022-D, Class A2A, 5.27%, 1/15/2026	862,056	859,343
Series 2023-C, Class A2A, 5.60%, 8/17/2026	1,300,000	1,295,583

Verizon Master Trust
Series 2021-1, Class A, 0.50%, 5/20/2027	3,000,000	2,909,864

World Omni Auto Receivables Trust
Series 2022-C, Class A2, 3.73%, 3/16/2026	1,082,705	1,073,792
Series 2021-B, Class A3, 0.42%, 6/15/2026	1,109,752	1,076,311

See Accompanying Notes to the Financial Statements.

466	FLEXSHARES ANNUAL REPORT

FlexShares® Ultra-Short Income Fund (cont.)

Investments	Principal Amount	Value

ASSET-BACKED SECURITIES – (continued)
Series 2023-D, Class A2A, 5.91%, 2/16/2027	$1,700,000	$1,699,857
Total Asset-Backed Securities (Cost $56,459,510)		56,545,946

MUNICIPAL BONDS – 0.2%

University of Missouri, System Facilities Revenue Bonds
Series 2020-A, 1.47%, 11/1/2023	1,000,000	1,000,000

Anaheim Public Financing Authority
Series 2021-A, 0.63%, 7/1/2024	500,000	482,936

New York City Transitional Finance Authority, Building Aid
Series 2022 Subseries S-1B, 0.64%, 7/15/2024	1,000,000	964,822
Total Municipal Bonds (Cost $2,500,000)		2,447,758

SHORT-TERM INVESTMENTS – 6.9%(f)

U.S. TREASURY OBLIGATIONS – 6.9%

U.S. Treasury Bills
4.91%, 11/2/2023	15,000,000	14,997,811
5.40%, 11/9/2023	15,000,000	14,982,347
5.41%, 11/30/2023	15,000,000	14,936,091
5.22%, 12/14/2023	10,000,000	9,936,784
5.31%, 12/21/2023	20,000,000	19,852,709
Total U.S. Treasury Obligations (Cost $74,712,336)		74,705,742
Total Investments – 99.3% (Cost $1,072,642,754)		1,069,254,268

Other assets less liabilities – 0.7%		7,134,810
NET ASSETS – 100.0%		$1,076,389,078
(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2023.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2023.

(d)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(e)	Represents less than 0.05% of net assets.

(f)	The rate shown was the current yield as of October 31, 2023.

Percentages shown are based on Net Assets.

Abbreviations

CME Chicago Mercantile Exchange

ICE Intercontinental Exchange

LIBOR London Interbank Offered Rate

REIT Real Estate Investment Trust

SOFR Secured Overnight Financing Rate

USD US Dollar

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$731,366
Aggregate gross unrealized depreciation	(4,156,526)
Net unrealized depreciation	$(3,425,160)
Federal income tax cost	$1,072,679,428

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	467

FlexShares® Ultra-Short Income Fund (cont.)

FlexShares® Ultra-Short Income Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2023:

Australia	4.1%
Canada	9.6
Denmark	0.1
Finland	0.2
France	2.3
Germany	3.1
Ireland	0.6
Japan	1.9
Netherlands	1.6
New Zealand	0.5
Saudi Arabia	0.0 †
South Korea	0.1
Spain	0.7
Sweden	1.2
Switzerland	0.9
United Kingdom	2.0
United States	70.4
Other[1]	0.7
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-fixed-income securities and net other assets (liabilities).

Security Type	% of Net Assets
Corporate Bonds	86.9%
Asset-Backed Securities	5.3
Municipal Bonds	0.2
Short-Term Investments	6.9
Others(1)	0.7
100.0%

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

468	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Core Select Bond Fund

October 31, 2023

Investments	Shares	Value

EXCHANGE TRADED FUNDS – 99.8%

FlexShares® Credit-Scored US Corporate Bond Index Fund(a)	292,428	$13,290,121

FlexShares® Credit-Scored US Long Corporate Bond Index Fund(a)	22,200	847,983

FlexShares® Disciplined Duration MBS Index Fund(a)	1,184,745	23,209,155

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund(a)	166,341	3,854,121

FlexShares® Ultra-Short Income Fund(a)	79,477	5,969,915

iShares 10+ Year Investment Grade Corporate Bond ETF	347,766	15,656,425

iShares 20+ Year Treasury Bond ETF	130,488	10,906,187

iShares 3-7 Year Treasury Bond ETF(b)	233,834	26,257,220

iShares 5-10 Year Investment Grade Corporate Bond ETF	135,709	6,471,962

iShares 7-10 Year Treasury Bond ETF	176,822	15,841,483

iShares MBS ETF(b)	508,968	44,086,808

iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF(b)	313,656	15,579,294
Total Exchange Traded Funds (Cost $199,416,048)		181,970,674
	Principal Amount

SECURITIES LENDING REINVESTMENTS – 0.0%(c)(d)

REPURCHASE AGREEMENTS – 0.0%(c)

CF Secured LLC, 5.30%, dated 10/31/2023, due 11/1/2023, repurchase price $80,337, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 7.63%, maturing 11/15/2023 - 5/15/2051; total market value $81,000 (Cost $80,325)	$80,325	80,325

Investments	Principal Amount	Value

SHORT-TERM INVESTMENTS – 0.0%(c)(e)(f)

U.S. TREASURY OBLIGATIONS – 0.0%

U.S. Treasury Bills 5.44%, 4/11/2024 (Cost $63,448)	$65,000	$63,447
Total Investments – 99.8% (Cost $199,559,821)		182,114,446

Other assets less liabilities – 0.2%		316,417
NET ASSETS – 100.0%		$182,430,863

(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the affiliated Funds.

(b)

The security or a portion of this security is on loan at October 31, 2023. The total value of securities on loan at October 31, 2023 was $12,937,865, collateralized in the form of cash with a value of $80,325 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $12,831,450 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% — 6.13%, and maturity dates ranging from December 14, 2023 — August 15, 2051 and $310,108 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% — 4.25%, and maturity dates ranging from November 13, 2023 — October 22, 2071; a total value of $13,221,883.

(c)	Represents less than 0.05% of net assets.

(d)	The security was purchased with cash collateral held from securities on loan at October 31, 2023. The total value of securities purchased was $80,325.

(e)	The rate shown was the current yield as of October 31, 2023.

(f)	All or a portion of the security pledged as collateral for Futures Contracts.

Percentages shown are based on Net Assets.

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$49,688
Aggregate gross unrealized depreciation	(21,918,868)
Net unrealized depreciation	$(21,869,180)
Federal income tax cost	$203,946,377

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	469

FlexShares® Core Select Bond Fund (cont.)

For the period ended October 31, 2023, the FlexShares® Core Select Bond Fund was invested in securities of affiliated FlexShares® Funds. The Schedules of Investments of the affiliated FlexShares® Funds are located elsewhere in this Report.

Investment in a company which was affiliated for the period ended October 31, 2023, was as follows:

Security	Value October 31, 2022	Purchases at Cost	Sales Proceeds	Shares October 31, 2023	Value October 31, 2023	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain/(Loss)
FlexShares® Credit-Scored US Corporate Bond Index Fund	$11,170,323	$3,677,357	$1,516,721	292,428	$13,290,121	$(41,755)	$468,256	$917
FlexShares® Credit-Scored US Long Corporate Bond Index Fund	797,284	255,358	165,986	22,200	847,983	(37,911)	45,867	(762)
FlexShares® Disciplined Duration MBS Index Fund	21,492,612	17,945,044	16,589,407	1,184,745	23,209,155	1,276,791	485,385	(915,885)
FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	6,398,688	1,813,433	4,370,772	166,341	3,854,121	245,457	174,454	(232,685)
FlexShares® Ultra-Short Income Fund	16,002,325	3,923,642	14,096,511	79,477	5,969,915	92,604	524,871	47,855
	$55,861,232	$27,614,834	$36,739,397	1,745,191	$47,171,295	$1,535,186	$1,698,833	$(1,100,560)

Futures Contracts

FlexShares® Core Select Bond Fund had the following open futures contracts as of October 31, 2023:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
U.S. Treasury 2 Year Note	51	12/29/2023	USD	$10,323,516	$(37,249)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

Security Type	% of Net Assets
Exchange Traded Funds	99.8%
Securities Lending Reinvestments	0.0	†
Short-Term Investments	0.0	†
Others(1)	0.2
	100.0%

†	Amount represents less than 0.05%.

(1)	Includes any other net assets/(liabilities).

See Accompanying Notes to the Financial Statements.

470	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements October 31, 2023

1. Organization

FlexShares® Trust (the “Trust”), a Maryland statutory trust, was formed on May 13, 2010, originally named NT ETF Trust and renamed FlexShares® Trust as of April 12, 2011. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust consists of thirty operational exchange-traded funds as of October 31, 2023 (each a “Fund” and collectively, the “Funds”).

FlexShares® ESG & Climate US Large Cap Core Index Fund, FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares® ESG & Climate Emerging Markets Core Index Fund, and FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund are non-diversified series of the Trust, pursuant to the 1940 Act. Each of the other Funds are diversified series of the Trust, pursuant to the 1940 Act.

Each Fund, except the FlexShares Ultra-Short Income Fund and the FlexShares Core Select Bond Fund, seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an “Underlying Index”). The FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares ESG & Climate US Large Cap Core Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund and the FlexShares ESG & Climate Investment Grade Corporate Core Index Fund seek to track Underlying Indexes developed by Northern Trust Investments, Inc.

(“NTI” or “Investment Adviser”), an indirect subsidiary of Northern Trust Corporation. The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund and FlexShares Morningstar Global Upstream Natural Resources Index Fund seek to track Underlying Indexes sponsored by Morningstar, Inc. The FlexShares STOXX® US ESG Select Index Fund, FlexShares STOXX® Global ESG Select Index Fund, and FlexShares STOXX® Global Broad Infrastructure Index Fund seek to track Underlying Indexes sponsored by STOXX. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund seek to track Underlying Indexes sponsored by Markit Indexes Limited. The FlexShares Disciplined Duration MBS Index Fund seeks to track an Underlying Index sponsored by ICE Data Indexes, LLC.

The FlexShares Real Assets Allocation Index Fund is a fund of funds that seeks to achieve its investment objective by investing primarily in the shares of other FlexShares ETFs that are eligible for inclusion in its Underlying Index, rather than in securities of individual companies. The FlexShares Core Select Bond Fund seeks to achieve its investment objective by investing, under normal circumstances in U.S. dollar-denominated investment-grade fixed-income securities either directly or indirectly through FlexShares ETFs, unaffiliated ETFs and other registered investment companies. The investment performance of each of the FlexShares Real Assets Allocation Index Fund and FlexShares Core Select Bond Fund is directly related to the performance of the underlying funds in which it invests (“Underlying Fund”).

The FlexShares Ultra-Short Income Fund and the FlexShares Core Select Bond Fund are actively managed and do not seek to replicate the performance of a specified index. The FlexShares Ultra-Short Income Fund seeks maximum current income consistent with the preservation of capital and liquidity. The FlexShares Core Select Bond Fund seeks total return and preservation of capital. Each Fund, except the FlexShares Ultra-Short Income Fund and the FlexShares Core Select Bond Fund, is referred to herein as an “Index Fund.” Each Fund is managed by the Investment Adviser.

FLEXSHARES ANNUAL REPORT	471

Notes to the Financial Statements (cont.)

On March 23, 2023, the Trust’s Board of Trustees (“Board”) unanimously approved a reorganization whereby the FlexShares Quality Dividend Index Fund acquired all of the assets and liabilities of the FlexShares Quality Dividend Dynamic Index Fund on June 30, 2023. All costs related to the reorganization were paid by NTI.

2. Significant Accounting Policies

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Each Fund’s net asset value (“NAV”) is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading, based on prices at the time of closing provided that any U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of a Fund is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The investments of the Funds are valued at fair value pursuant to the pricing policy and procedures approved by the Trust’s Board of Trustees (“Board”). The Funds’ investments are valued using market quotations when available. The Board has designated NTI as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund invest-

ments. Accordingly, when market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, NTI values Fund securities at fair value as determined in good faith in accordance with the Funds’ fair value pricing procedures as approved by the Board. Such circumstances include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news affecting an issuer is released, such as government approvals. The Board oversees NTI in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. Additionally, NTI, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by NTI on behalf of a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters.

The use of fair valuation involves the risk that the values used by NTI to price a Fund’s investments may be higher or lower than the values used by other investment companies and investors to price the same investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security may be materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate an Index Fund’s NAV and the prices used by an Index Fund’s Underlying Index. This difference may adversely affect an Index Fund’s ability to track its Underlying Index. Portfolio securities of certain Funds are listed on foreign exchanges and their value may change on days when shareholders will not be able to purchase or sell Fund shares.

Security prices are generally provided by independent pricing services. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including

472	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

dollar-denominated foreign securities or American Depositary Receipts (“ADRs”), are valued at the closing price, or last sale price, reported on the exchange or system where the security is principally traded. The closing price for securities traded on the NASDAQ/NMS is the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value is determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security is valued at fair value pursuant to the Trust’s fair value procedures.

Securities that are traded regularly in the over-the-counter market (other than the NASDAQ/NMS), including securities listed on exchanges but primarily traded over-the-counter, are valued on the basis of bid quotes or the mean between the bid and asked quotes based upon quotes furnished by one or more broker-dealers or market makers for those securities. Securities that may be traded over-the-counter include equity securities, fixed-income securities, non-exchange-listed foreign securities, and certain derivative instruments. Fixed-income securities may be valued using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets, to derive values when such prices are believed to reflect fair market values of such securities. Such prices may be determined by taking into account securities prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Fixed-income securities maturing within a relatively short period, less than 60 days, are valued at amortized cost when it approximates fair value.

Foreign equity securities are generally priced at the closing price or last sales price reported on the foreign exchange on which they are principally traded. If there have been no sales for that day on the primary exchange, then the value is determined with reference to the last sale price on any other exchange. If there have been no sales of the security for that day on any exchange, the security will be valued at fair value pursuant to the Trust’s fair value procedures. Spot and forward foreign currency exchange contracts generally are valued using an independent pricing service. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as Investment Adviser. Any use of a different rate from the rates used by an Underlying Index’s index provider may adversely affect an Index Fund’s ability to track its Underlying Index. An Underlying Index’s index provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Exchange-traded financial futures and options thereon are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. If there was no sale on that day, and for other non-exchange traded derivatives, the contract is valued at fair value pursuant to the Trust’s fair value procedures.

Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ administrator to calculate the NAV per share of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Funds’ NAVs and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures, and it may be necessary for alternative procedures to be followed to price portfolio securities when determining the Funds’ NAVs.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in three levels listed below:

•	Level 1—Quoted prices in active markets for identical assets on the measurement date.

FLEXSHARES ANNUAL REPORT	473

Notes to the Financial Statements (cont.)

•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities may be valued at amortized cost, as long as amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuations as of October 31, 2023 for each Fund based upon the three levels defined above. The value of level 3 securities compared to the total Fund net assets is not material and, therefore, the reconciliation of Level 3 securities and related valuation techniques are not disclosed. Please refer to the Schedules of Investments to view equity and debt securities segregated by industry type, where applicable.

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares US Quality Low Volatility Index Fund
Investments
Common Stocks*	$184,777,273	$—	$—	$184,777,273
Securities Lending Reinvestments Repurchase Agreements	—	2,683,994	—	2,683,994

Short-Term Investments	—	19,522	—	19,522

Total Investments	$184,777,273	$2,703,516	$—	$187,480,789

Other Financial Instruments
Assets
Futures Contracts	$2,310	$—	$—	$2,310
Liabilities

Futures Contracts	(345)	—	—	(345)

Total Other Financial Instruments	$1,965	$—	$—	$1,965

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund
Investments
Common Stocks*	$64,658,984	$—	$—	$64,658,984

Warrants	—	—	—	—

Total Investments	$64,658,984	$—	$—	$64,658,984

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$27,699	$—	$27,699
Liabilities
Futures Contracts	(79,276)	—	—	(79,276)

Forward Foreign Currency Contracts	—	(18,644)	—	(18,644)

Total Other Financial Instruments	$(79,276)	$9,055	$—	$(70,221)

474	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Emerging Markets Quality Low Volatility Index Fund
Investments

Common Stocks*	$12,867,943	$—	$—	$12,867,943

Total Investments	$12,867,943	$—	$—	$12,867,943

Other Financial Instruments
Liabilities

Futures Contracts	$(12,537)	$—	$—	$(12,537)

Total Other Financial Instruments	$(12,537)	$—	$—	$(12,537)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar US Market Factor Tilt Index Fund
Investments
Common Stocks
Biotechnology	$31,681,342	$701,519	$149	$32,383,010
Life Sciences Tools & Services	13,327,089	—	90	13,327,179
Other*	1,277,816,265	—	—	1,277,816,265
Rights	—	—	62,082	62,082
Warrants	170,043	—	—	170,043
Securities Lending Reinvestments
Certificates of Deposit	—	50,978,517	—	50,978,517
Commercial Paper	—	6,000,000	—	6,000,000
Investment Companies	—	17,000,000	—	17,000,000

Repurchase Agreements	—	93,173,156	—	93,173,156

Total Investments	$1,322,994,739	$167,853,192	$62,321	$1,490,910,252

Other Financial Instruments
Liabilities

Futures Contracts	$(730,606)	$—	$—	$(730,606)

Total Other Financial Instruments	$(730,606)	$—	$—	$(730,606)

FLEXSHARES ANNUAL REPORT	475

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund
Investments
Closed End Funds	$58,143	$—	$—	$58,143
Common Stocks
Beverages	4,661,728	66,407	—	4,728,135
Food Products	12,058,362	47,895	—	12,106,257
Metals & Mining	23,539,055	—	13,355	23,552,410
Other*	421,567,064	—	—	421,567,064
Rights	2,063	32,422	—	34,485
Warrants	—	—	—	—
Securities Lending Reinvestments
Investment Companies	—	1,000,000	—	1,000,000

Repurchase Agreements	—	7,760,452	—	7,760,452

Total Investments	$461,886,415	$8,907,176	$13,355	$470,806,946

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$14,407	$—	$14,407
Liabilities
Futures Contracts	(329,765)	—	—	(329,765)

Forward Foreign Currency Contracts	—	(44,298)	—	(44,298)

Total Other Financial Instruments	$(329,765)	$(29,891)	$—	$(359,656)

476	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund
Investments
Common Stocks
Automobile Components	$2,592,413	$26,496	$—	$2,618,909
Banks	29,920,232	691	—	29,920,923
Commercial Services & Supplies	347,865	—	27,518	375,383
Construction & Engineering	3,080,729	—	2,021	3,082,750
Consumer Staples Distribution & Retail	2,602,124	393	—	2,602,517
Distributors	188,452	809	—	189,261
Food Products	5,972,830	13,917	—	5,986,747
Health Care Equipment & Supplies	486,228	12,838	—	499,066
Health Care Providers & Services	2,138,209	8,663	—	2,146,872
Hotels, Restaurants & Leisure	4,567,267	2,003	—	4,569,270
Independent Power and Renewable Electricity Producers	2,946,919	3,418	—	2,950,337
Marine Transportation	856,942	—	23,403	880,345
Oil, Gas & Consumable Fuels	11,825,999	2,140	—	11,828,139
Real Estate Management & Development	6,941,928	—	51,372	6,993,300
Retail REITs	746,061	11,656	—	757,717
Transportation Infrastructure	1,682,767	100,285	—	1,783,052
Other*	141,717,496	—	—	141,717,496
Corporate Bonds*	—	4,971	—	4,971
Rights	194	773	—	967

Securities Lending Reinvestments Repurchase Agreements	—	677,315	—	677,315

Total Investments	$218,614,655	$866,368	$104,314	$219,585,337

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$6,171	$—	$6,171
Liabilities
Futures Contracts	(51,792)	—	—	(51,792)

Forward Foreign Currency Contracts	—	(333)	—	(333)

Total Other Financial Instruments	$(51,792)	$5,838	$—	$(45,954)

FLEXSHARES ANNUAL REPORT	477

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares US Quality Large Cap Index Fund
Investments

Common Stocks*	$145,727,979	$—	$—	$145,727,979

Total Investments	$145,727,979	$—	$—	$145,727,979

Other Financial Instruments
Liabilities

Futures Contracts	$(65,571)	$—	$—	$(65,571)

Total Other Financial Instruments	$(65,571)	$—	$—	$(65,571)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares STOXX® US ESG Select Index Fund
Investments
Common Stocks*	$164,929,437	$—	$—	$164,929,437

Securities Lending Reinvestments Repurchase Agreements	—	97,159	—	97,159

Total Investments	$164,929,437	$97,159	$—	$165,026,596

Other Financial Instruments
Liabilities

Futures Contracts	$(116,118)	$—	$—	$(116,118)

Total Other Financial Instruments	$(116,118)	$—	$—	$(116,118)

478	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares STOXX® Global ESG Select Index Fund
Investments
Common Stocks
Beverages	$2,565,386	$44,404	$—	$2,609,790
Metals & Mining	2,425,518	76,847	—	2,502,365
Other*	144,935,968	—	—	144,935,968

Securities Lending Reinvestments Repurchase Agreements	—	857,504	—	857,504

Total Investments	$149,926,872	$978,755	$—	$150,905,627

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$7,756	—	$7,756
Liabilities

Futures Contracts	(90,109)	—	—	(90,109)

Total Other Financial Instruments	$(90,109)	$7,756	$—	$(82,353)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares ESG & Climate US Large Cap Core Index Fund
Investments
Common Stocks*	$36,588,876	$—	$—	$36,588,876

Short-Term Investments	—	24,403	—	24,403

Total Investments	$36,588,876	$24,403	$—	$36,613,279

Other Financial Instruments
Liabilities

Futures Contracts	$(17,721)	$—	$—	$(17,721)

Total Other Financial Instruments	$(17,721)	$—	$—	$(17,721)

FLEXSHARES ANNUAL REPORT	479

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund
Investments

Common Stocks*	$36,835,813	$—	$—	$36,835,813

Total Investments	$36,835,813	$—	$—	$36,835,813

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$6,492	$—	$6,492
Liabilities
Futures Contracts	(21,494)	—	—	(21,494)

Forward Foreign Currency Contracts	—	(3,294)	—	(3,294)

Total Other Financial Instruments	$(21,494)	$3,198	$—	$(18,296)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares ESG & Climate Emerging Markets Core Index Fund
Investments

Common Stocks*	$4,152,508	$—	$—	$4,152,508

Total Investments	$4,152,508	$—	$—	$4,152,508

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$3	$—	$3
Liabilities

Futures Contracts	(3,512)	—	—	(3,512)

Total Other Financial Instruments	$(3,512)	$3	$—	$(3,509)

480	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar Global Upstream Natural Resources Index Fund
Investments
Common Stocks*	$6,897,383,095	$—	$—	$6,897,383,095
Securities Lending Reinvestments
Certificates of Deposit	—	60,967,202	—	60,967,202
Commercial Paper	—	2,000,000	—	2,000,000
Investment Companies	—	78,000,000	—	78,000,000

Repurchase Agreements	—	162,795,983	—	162,795,983

Total Investments	$6,897,383,095	$303,763,185	$—	$7,201,146,280

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$805,889	$—	$805,889
Liabilities
Futures Contracts	(1,738,108)	—	—	(1,738,108)

Forward Foreign Currency Contracts	—	(827,889)	—	(827,889)

Total Other Financial Instruments	$(1,738,108)	$(22,000)	$—	$(1,760,108)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares STOXX® Global Broad Infrastructure Index Fund
Investments
Common Stocks*	$2,006,949,303	$—	$—	$2,006,949,303
Securities Lending Reinvestments
Investment Companies	—	11,000,000	—	11,000,000

Repurchase Agreements	—	29,144,363	—	29,144,363

Total Investments	$2,006,949,303	$40,144,363	$—	$2,047,093,666

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$78,847	$—	$78,847
Liabilities
Futures Contracts	(920,022)	—	—	(920,022)

Forward Foreign Currency Contracts	—	(14,821)	—	(14,821)

Total Other Financial Instruments	$(920,022)	$64,026	$—	$(855,996)

FLEXSHARES ANNUAL REPORT	481

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Global Quality Real Estate Index Fund
Investments
Common Stocks*	$241,286,554	$—	$—	$241,286,554

Securities Lending Reinvestments Repurchase Agreements	—	2,704,220	—	2,704,220

Total Investments	$241,286,554	$2,704,220	$—	$243,990,774

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$17,694	$—	$17,694
Liabilities
Futures Contracts	(239,027)	—	—	(239,027)

Forward Foreign Currency Contracts	—	(20,492)	—	(20,492)

Total Other Financial Instruments	$(239,027)	$(2,798)	$—	$(241,825)

	Level 1 — Quoted Prices	Level 2 —Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Real Assets Allocation Index Fund
Investments

Exchange Traded Funds	$16,571,447	$—	$—	$16,571,447

Total Investments	$16,571,447	$—	$—	$16,571,447

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Quality Dividend Index Fund
Investments
Common Stocks*	$1,475,944,235	$—	$—	$1,475,944,235
Securities Lending Reinvestments
Certificates of Deposit	—	31,984,158	—	31,984,158
Commercial Paper	—	2,000,000	—	2,000,000
Investment Companies	—	18,000,000	—	18,000,000

Repurchase Agreements	—	77,465,697	—	77,465,697

Total Investments	$1,475,944,235	$129,449,855	$—	$1,605,394,090

Other Financial Instruments
Liabilities

Futures Contracts	$(55,107)	$—	$—	$(55,107)

Total Other Financial Instruments	$(55,107)	$—	$—	$(55,107)

482	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Quality Dividend Defensive Index Fund
Investments
Common Stocks*	$311,680,030	$—	$—	$311,680,030
Securities Lending Reinvestments
Investment Companies	—	1,000,000	—	1,000,000

Repurchase Agreements	—	17,783,683	—	17,783,683

Total Investments	$311,680,030	$18,783,683	$—	$330,463,713

Other Financial Instruments
Liabilities

Futures Contracts	$(70,583)	$—	$—	$(70,583)

Total Other Financial Instruments	$(70,583)	$—	$—	$(70,583)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares International Quality Dividend Index Fund
Investments
Common Stocks*	$489,966,079	$—	$—	$489,966,079
Securities Lending Reinvestments
Investment Companies	—	2,000,000	—	2,000,000

Repurchase Agreements	—	149,574	—	149,574

Total Investments	$489,966,079	$2,149,574	$—	$492,115,653

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$212,595	$—	$212,595
Liabilities
Futures Contracts	(505,171)	—	—	(505,171)

Forward Foreign Currency Contracts	—	(135,605)	—	(135,605)

Total Other Financial Instruments	$(505,171)	$76,990	$—	$(428,181)

FLEXSHARES ANNUAL REPORT	483

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares International Quality Dividend Defensive Index Fund
Investments
Common Stocks*	$25,342,351	$—	$—	$25,342,351

Securities Lending Reinvestments Repurchase Agreements	—	125,891	—	125,891

Total Investments	$25,342,351	$125,891	$—	$25,468,242

Other Financial Instruments
Liabilities

Futures Contracts	$(74,486)	$—	$—	$(74,486)

Total Other Financial Instruments	$(74,486)	$—	$—	$(74,486)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares International Quality Dividend Dynamic Index Fund
Investments
Common Stocks*	$64,781,455	$—	$—	$64,781,455

Securities Lending Reinvestments Repurchase Agreements	—	695,880	—	695,880

Total Investments	$64,781,455	$695,880	$—	$65,477,335

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$5,506	$—	$5,506
Liabilities
Futures Contracts	(62,745)	—	—	(62,745)

Forward Foreign Currency Contracts	—	(1,549)	—	(1,549)

Total Other Financial Instruments	$(62,745)	$3,957	$—	$(58,788)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund
Investments

U.S. Treasury Obligations	$—	$1,923,187,015	$—	$1,923,187,015

Total Investments	$—	$1,923,187,015	$—	$1,923,187,015

484	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund
Investments

U.S. Treasury Obligations	$—	$809,374,738	$—	$809,374,738

Total Investments	$—	$809,374,738	$—	$809,374,738

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Disciplined Duration MBS Index Fund
Investments

Mortgage-Backed Securities	$—	$73,778,449	$—	$73,778,449

Total Investments	$—	$73,778,449	$—	$73,778,449

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Credit-Scored US Corporate Bond Index Fund
Investments

Corporate Bonds*	$—	$265,621,732	$—	$265,621,732

Total Investments	$—	$265,621,732	$—	$265,621,732

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Credit-Scored US Long Corporate Bond Index Fund
Investments

Corporate Bonds*	$—	$27,787,389	$—	$27,787,389

Total Investments	$—	$27,787,389	$—	$27,787,389

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares High Yield Value-Scored Bond Index Fund
Investments

Corporate Bonds*	$—	$1,199,469,056	$—	$1,199,469,056

Total Investments	$—	$1,199,469,056	$—	$1,199,469,056

FLEXSHARES ANNUAL REPORT	485

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund
Investments

Corporate Bonds*	$—	$23,856,368	$—	$23,856,368

Total Investments	$—	$23,856,368	$—	$23,856,368

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Ultra-Short Income Fund
Investments
Asset-Backed Securities	$—	$56,545,946	$—	$56,545,946
Corporate Bonds*	—	935,554,822	—	935,554,822
Municipal Bonds	—	2,447,758	—	2,447,758

Short-Term Investments	—	74,705,742	—	74,705,742

Total Investments	$—	$1,069,254,268	$—	$1,069,254,268

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Core Select Bond Fund
Investments
Exchange Traded Funds	$181,970,674	$—	$—	$181,970,674
Securities Lending Reinvestments Repurchase Agreements	—	80,325	—	80,325

Short-Term Investments	—	63,447	—	63,447

Total Investments	$181,970,674	$143,772	$—	$182,114,446

Other Financial Instruments
Liabilities

Futures Contracts	$(37,249)	$—	$—	$(37,249)

Total Other Financial Instruments	$(37,249)	$—	$—	$(37,249)

*	See Schedules of Investments for segregation by industry type.

486	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Foreign Securities

The FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investment in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund and the FlexShares ESG & Climate Emerging Markets Core Index Fund invest in publicly-traded equity securities of issuers in countries other than the United States of America (“U.S.”). Such investments include direct investments in non-U.S. dollar denominated securities traded outside the U.S. The Funds’ investments in foreign securities also may be in the form of ADRs and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”) based on securities in their Underlying Indexes. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in foreign securities markets.

In addition to investment risks associated with the underlying issuer, ADRs and GDRs expose a Fund to risk associated with non-uniform terms that apply to ADR and GDR programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency and liquidity risk. ADRs and GDRs are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent a Fund invests in GDRs, such GDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted Depositary Receipt, any Depositary Receipt that NTI deems to be illiquid or any Depositary Receipt for which market quotations are not readily available. Generally, all Depositary Receipts must be sponsored.

The FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund and the FlexShares ESG & Climate Investment Grade Corporate Core Index Fund may invest in U.S. dollar denominated bonds of non-U.S. corporations to the extent such bonds are included in each Fund’s Underlying Index. The FlexShares Core Select Bond Fund may invest in U.S. dollar denominated bonds of non-U.S. corporations, either directly or indirectly through Underlying Funds, to achieve its investment objective.

The FlexShares Ultra-Short Income Fund may invest, without limitation, in fixed-income securities and instruments of foreign issuers in developed and emerging markets, including debt securities of foreign governments.

Investing in foreign securities, including Depositary Receipts, may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose taxes and limits on investment and repatriation. Any of these events could cause the value of a Fund’s foreign investment to decline. To the extent that a Fund’s assets are significantly invested in a single country or geographic region, a Fund will be subject to the risks associated with that particular country or region.

The FlexShares Emerging Markets Quality Low Volatility Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, and FlexShares ESG & Climate Emerging Markets Core Index Fund will invest primarily in emerging market countries. In addition, the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares

FLEXSHARES ANNUAL REPORT	487

Notes to the Financial Statements (cont.)

STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investment in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund may invest its assets in emerging market countries. The FlexShares Ultra-Short Income Fund may invest up to 20% of its total assets in fixed-income securities and instruments of issuers in emerging markets. The markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed foreign markets. The risks of foreign investment are increased when the issuer is located in a country with an emerging economy or securities market.

Inflation-Indexed Securities

The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund invest primarily in U.S. Treasury Inflation-Protected Securities (“TIPS”).

TIPS have varying maturities and pay interest on a semiannual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of TIPS will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation.

The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Any increase in the principal amount of TIPS will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the TIPS’ inflation measure.

The periodic adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Mortgage-Backed Pass-Through Securities

The FlexShares Disciplined Duration MBS Index Fund invests primarily in U.S. agency mortgage-backed pass-through securities (“MBS”), a category of pass-through securities backed by pools of mortgages and issued by one of the following U.S. government agencies: the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) or the Government National Mortgage Association (GNMA or Ginnie Mae) (each a “US Agency”). Under normal circumstances, the Fund will invest at least 80% of its total assets in the securities of its Underlying Index and in “to-be announced transactions” (“TBA transactions”) that represent securities in its Underlying Index. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, coupon rate, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to settlement.

Pending settlement of such TBA contracts, the FlexShares Disciplined Duration MBS Index Fund will invest in liquid,

488	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

short-term instruments. The FlexShares Core Select Bond Fund may also invest either directly or through its Underlying Funds in MBS, including TBA transactions.

Mortgage Dollar Rolls

The FlexShares Disciplined Duration MBS Index Fund, the FlexShares Ultra-Short Income Fund and the FlexShares Core Select Bond Fund (directly or through its Underlying Funds) may enter into mortgage dollar roll transactions. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.

For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into mortgage dollar rolls that are accounted for as financing and does not treat them as borrowings.

Repurchase Agreements

To the extent consistent with its investment policies, each Fund may enter into repurchase agreements under which it purchases securities (collateral) for cash from a seller and agrees to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts at JPMorgan Chase, the Fund’s custodian, and is not reflected in the assets of the Funds, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The Fund is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

The Northern Trust Company, the parent of NTI, currently is a party to various Master Repurchase Agreements with a number of different counterparties, and acts as agent on behalf of various disclosed principals, including the Funds and various other accounts managed by NTI, in entering into repurchase agreements under the Master Repurchase Agreements. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Funds and does not collect any additional fees from the Funds for such services. As of October 31, 2023, none of the Funds presented in these financial statements had repurchase agreements outstanding except as discussed below.

As of October 31, 2023, the FlexShares US Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® US ESG Select Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares Core Select Bond Fund invested cash collateral for loans of portfolio securities in repurchase agreements, as reflected in the respective Schedule of Investments under the caption “Securities Lending Reinvestments.”

FLEXSHARES ANNUAL REPORT	489

Notes to the Financial Statements (cont.)

Securities Lending

Each Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund is required to receive minimum initial collateral value as follows:

Type of Loan	Minimum Initial Collateral Requirement

U.S. dollar denominated securities secured by U.S. dollar denominated government securities or cash collateral	102%

U.S. dollar denominated securities secured by non-U.S. dollar denominated government securities or cash collateral	105%

Non-U.S. dollar denominated securities secured by government securities or cash collateral in the same denomination as the lent securities	102%

Non-U.S. dollar denominated securities secured by government securities or cash collateral in the different denomination from the lent securities	105%

U.S. dollar and Non-U.S. dollar denominated securities secured by equity securities collateral	105%

The collateral is maintained thereafter, at a value equal to at least 100% of the value of the securities loaned. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower.

Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral). JPMorgan Chase Bank, N.A. (the “Securities Lending Agent”) serves as the securities lending agent for the securities lending program of a Fund.

Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or foreign governments or its agencies (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. The market value of securities on loan and the value of investments made with cash collateral received are disclosed in the Schedules of Investments. Securities lending income includes income from the securities lending program recorded when earned from the Securities Lending Agent and any fees charged to borrowers less expenses associated with the loan. The net amount is reflected in the Statement of Operations under “Securities lending income (net of fees).” The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day.

When a Fund lends its securities, it will continue to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral.

A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. A Fund does not have the right to vote securities on loan, but can terminate the loan and regain the right to vote if a material event affecting the securities occurred. A borrower might become insolvent or refuse to honor its obligation to return the securities. In the event of a default by a borrower with respect to any loan, the Securities Lending Agent will exercise any and all remedies provided under the applicable borrower agreement. These remedies include purchasing replacement securities for the Fund by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If the proceeds from the collateral are less than the purchase cost of the replacement securities, the Securities Lending Agent is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. Each Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower.

490	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

In accordance with guidance presented in FASB Accounting Standard Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2023, which were comprised of cash, were as follows:

Fund

FlexShares® US Quality Low Volatility Index Fund	$2,683,994

FlexShares® Morningstar US Market Factor Tilt Index Fund	167,151,893

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	8,760,452

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	677,315

FlexShares® STOXX® US ESG Select Index Fund	97,159

FlexShares® STOXX® Global ESG Select Index Fund	857,504

FlexShares® Morningstar Global Upstream Natural Resources Index Fund	303,760,945

FlexShares® STOXX® Global Broad Infrastructure Index Fund	40,144,363

FlexShares® Global Quality Real Estate Index Fund	2,704,220

FlexShares® Quality Dividend Index Fund	129,448,662

FlexShares® Quality Dividend Defensive Index Fund	18,783,683

FlexShares® International Quality Dividend Index Fund	2,149,574

FlexShares® International Quality Dividend Defensive Index Fund	125,891

FlexShares® International Quality Dividend Dynamic Index Fund	695,880

FlexShares® Core Select Bond Fund	80,325

As of October 31, 2023, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

The cash collateral received from securities loaned as disclosed in the Statements of Assets and Liabilities is collateralized by securities on loan as disclosed within the Schedules of Investments and such borrowings have maturities that are overnight and continuous.

Securities lending agreements may be subject to regulation as qualified financial contracts (“QFCs”). Regulations adopted by federal banking regulators under the Dodd-Frank Act, which took effect in 2019, require that certain QFCs with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks. The remaining maturities of the securities lending transactions are considered overnight and continuous.

Derivative Contracts

Futures Contracts

All of the Index Funds may invest in futures contracts to help track the price and yield performance of their Underlying Indexes. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequent payments to be made or received by the Funds equal to the change in contract value are recorded as variation margin payable or receivable and offset in unrealized gains or losses. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. A Fund recognizes a realized gain or loss when a contract is closed or expires. The Statements of Operations reflect unrealized gains or losses on open futures contracts, as “Net change in unrealized appreciation (depreciation) on futures contracts”, and any realized gains (losses) on closed futures contracts as “Net realized gain (loss) from Expiration or closing of futures contracts”.

The FlexShares Core Select Bond Fund may take long or short positions in futures to manage the Fund’s exposure to interest rate risk. The Fund seeks to mitigate the potential impact of interest rates on the performance of bonds by

FLEXSHARES ANNUAL REPORT	491

Notes to the Financial Statements (cont.)

entering into short positions in U.S. Treasury futures or transactions in interest rate swaps. The Fund’s short positions in U.S. Treasury futures and interest rate swaps are not intended to mitigate credit spread risk or other factors influencing the price of bonds, which may have a greater impact than interest rates. In addition, when interest rates fall, long-only bond investments will perform better than the Fund’s investments. As of October 31, 2023, the FlexShares Core Select Bond Fund did not hold swaps.

As of October 31, 2023, the FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Select Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares ESG & Climate US Large Cap Core Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares Core Select Bond Fund had open futures contracts.

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts; the possible inability to close a futures contract when desired; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protection as U.S. exchanges.

Foreign Currency Translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the prevailing market rates on the date of valuation as quoted by one or more banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). Any use of a rate different from the rates used by an Underlying Index’s index provider may affect the corresponding Index Fund’s ability to track its Underlying Index. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received, and the portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in “Net realized gain (loss) on investment in securities” on the Statements of Operations. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies” on the Statements of Operations.

Forward Foreign Currency Exchange Contracts

The FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low

492	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Volatility Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares Ultra-Short Income Fund may enter into forward foreign currency exchange contracts to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. The FlexShares Ultra-Short Income Fund also may engage in forward foreign currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates. The Funds, however, do not expect to engage in currency transactions for speculative purposes (e.g., for potential income or capital gain). All forward foreign currency exchange contracts held are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded. The Funds record realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The difference between the future foreign currency exchange rates at the date of entry into the contract and the rates at the reporting date are included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” in the Statements of Operations. Realized gains or losses, if any, are included in “Net realized gain (loss) from settlement of forward foreign currency contracts” in the Statements of Operations. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency.

There are several risks associated with these contracts. One risk is the potential inability of counterparties to meet the terms of their contracts, and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect (i) realized gains or losses, if any, in “Net realized gain (loss) from settlement of forward foreign currency contracts” and (ii) unrealized gains or losses in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts”. Forward foreign currency exchange contracts are privately negotiated transactions and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade, and these markets can experience periods of illiquidity.

As of October 31, 2023, the FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Morningstar® Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar® Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares Morningstar® Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund had open forward foreign currency contracts.

Offsetting of Financial Assets and Derivative Assets

The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement or similar agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between the Fund and the applicable counterparty. In the event of a default, the agreement provides the right for the

FLEXSHARES ANNUAL REPORT	493

Notes to the Financial Statements (cont.)

non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. The Funds’ right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject.

For financial reporting purposes, the Trust can offset financial assets and financial liabilities of the FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar® Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar® Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global

ESG Select Index Fund, FlexShares ESG & Climate Developed Market ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares Morningstar® Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and the FlexShares International Quality Dividend Dynamic Index Fund that are subject to master netting arrangements or similar agreements in the Statements of Assets and Liabilities. The following table presents the gross and net amounts of these assets and liabilities:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund	Foreign Currency Contracts — Citibank NA	$1,083	$(1,083)	$—	$—
	Foreign Currency Contracts — Goldman Sachs & Co.	137	—	—	137
	Foreign Currency Contracts — JPMorgan Chase Bank NA	17,132	(14,800)	—	2,332
	Foreign Currency Contracts — Morgan Stanley	3,734	—	—	3,734
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	5,613	(974)	—	4,639
	Total	$27,699	$(16,857)	$—	$10,842
FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index	Foreign Currency Contracts — BNP Paribas SA	$14,407	$—	$—	$14,407
	Total	$14,407	$—	$—	$14,407
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	Foreign Currency Contracts — BNP Paribas SA	$222	$(222)	$—	$—
	Foreign Currency Contracts — Citibank NA	2,031	—	—	2,031
	Foreign Currency Contracts — Morgan Stanley	3,918	—	—	3,918
	Total	$6,171	$(222)	$—	$5,949
FlexShares® STOXX® Global ESG Select Index Fund	Foreign Currency Contracts — Citibank NA	$2,997	$—	$—	$2,997
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	1,563	—	—	1,563
	Foreign Currency Contracts — UBS AG	3,196	—	—	3,196
	Total	$7,756	$—	$—	$7,756
FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	Foreign Currency Contracts — BNP Paribas SA	$381	$—	$—	$381
	Foreign Currency Contracts — Citibank NA	3,592	—	—	3,592
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	1,497	(1,497)	—	—
	Foreign Currency Contracts — UBS AG	1,022	—	—	1,022
	Total	$6,492	$(1,497)	$—	$4,995

494	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares® ESG & Climate Emerging Markets Core Index Fund	Foreign Currency Contracts — Toronto-Dominion Bank (The)	$3	$—	$—	$3
	Total	$3	$—	$—	$3
FlexShares® Morningstar Global Upstream Natural Resources Index	Foreign Currency Contracts — Bank of Montreal	$14,861	$—	$—	$14,861
	Foreign Currency Contracts — BNP Paribas SA	5,334	—	—	5,334
	Foreign Currency Contracts — Citibank NA	5,615	(5,615)	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank NA	212,011	(212,011)	—	—
	Foreign Currency Contracts — Morgan Stanley	36,539	—	—	36,539
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	531,529	(181,227)	—	350,302
	Total	$805,889	$(398,853)	$—	$407,036
FlexShares® STOXX® Global Broad Infrastructure Index Fund	Foreign Currency Contracts — Bank of Montreal	$6,925	$—	$—	$6,925
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	71,922	—	—	71,922
	Total	$78,847	$—	$—	$78,847
FlexShares® Global Quality Real Estate Index Fund	Foreign Currency Contracts — BNP Paribas SA	$434	$—	$—	$434
	Foreign Currency Contracts — Citibank NA	14,797	—	—	14,797
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	2,463	—	—	2,463
	Total	$17,694	$—	$—	$17,694
FlexShares® International Quality Dividend Index Fund	Foreign Currency Contracts — Bank of Montreal	$12,982	$—	$—	$12,982
	Foreign Currency Contracts — BNP Paribas SA	21,044	(2,190)	—	18,854
	Foreign Currency Contracts — Citibank NA	23,494	(23,494)	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank NA	25,369	—	—	25,369
	Foreign Currency Contracts — Morgan Stanley	59,766	—	—	59,766
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	69,077	(69,077)	—	—
	Foreign Currency Contracts — UBS AG	863	(863)	—	—
	Total	$212,595	$(95,624)	$—	$116,971
FlexShares® International Quality Dividend Dynamic Index Fund	Foreign Currency Contracts — Toronto-Dominion Bank (The)	$5,506	$—	$—	$5,506
	Total	$5,506	$—	$—	$5,506

FLEXSHARES ANNUAL REPORT	495

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Liabilities presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund
	Foreign Currency Contracts — BNP Paribas SA	$113	$—	$—	$113
	Foreign Currency Contracts — Citibank NA	2,757	(1,083)	—	1,674
	Foreign Currency Contracts — JPMorgan Chase Bank NA	14,800	(14,800)	—	—
	Foreign Currency Contracts —Toronto-Dominion Bank (The)	974	(974)	—	—
	Total	$18,644	$(16,857)	$—	$1,787
FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index	Foreign Currency Contracts — Citibank NA	$13,108	$—	$—	$13,108
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	31,190	—	—	31,190
	Total	$44,298	$—	$—	$44,298
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	Foreign Currency Contracts — BNP Paribas SA	$333	$(222)	$—	$111
	Total	$333	$(222)	$—	$111
FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	Foreign Currency Contracts — Goldman Sachs & Co.	$585	$—	$—	$585
	Foreign Currency Contracts — JPMorgan Chase Bank NA	317	—	—	317
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	2,392	(1,497)	—	895
	Total	$3,294	$(1,497)	$—	$1,797
FlexShares® Morningstar Global Upstream Natural Resources Index	Foreign Currency Contracts — Citibank NA	$197,390	$(5,615)	$—	$191,775
	Foreign Currency Contracts — Goldman Sachs & Co.	43,664	—	—	43,664
	Foreign Currency Contracts — JPMorgan Chase Bank NA	405,608	(212,011)	—	193,597
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	181,227	(181,227)	—	—
	Total	$827,889	$(398,853)	$—	$429,036
FlexShares® STOXX® Global Broad Infrastructure Index Fund	Foreign Currency Contracts — JPMorgan Chase Bank NA	$14,821	$—	$—	$14,821
	Total	$14,821	$—	$—	$14,821
FlexShares® Global Quality Real Estate Index Fund	Foreign Currency Contracts — UBS AG	$20,492	$—	$—	$20,492
	Total	$20,492	$—	$—	$20,492
FlexShares® International Quality Dividend Index Fund	Foreign Currency Contracts — BNP Paribas SA	$2,190	$(2,190)	$—	$—
	Foreign Currency Contracts — Citibank NA	30,577	(23,494)	—	7,083
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	81,369	(69,077)	—	12,292
	Foreign Currency Contracts — UBS AG	21,469	(863)	—	20,606
	Total	$135,605	$(95,624)	$—	$39,981
FlexShares® International Quality Dividend Dynamic Index Fund	Foreign Currency Contracts — Citibank NA	$1,549	$—	$—	$1,549
	Total	$1,549	$—	$—	$1,549

496	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of October 31, 2023

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares US Quality Low Volatility Index Fund	$2,310

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares US Quality Low Volatility Index Fund	(345)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	(79,276)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	27,699

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	(18,644)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Emerging Markets Quality Low Volatility Index Fund	(12,537)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar US Market Factor Tilt Index Fund	(730,606)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(329,765)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	14,407

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(44,298)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	(51,792)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	6,171

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	(333)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares US Quality Large Cap Index Fund	(65,571)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares STOXX® US ESG Select Index Fund	(116,118)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares STOXX® Global ESG Select Index Fund	(90,109)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares STOXX® Global ESG Select Index Fund	7,756

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares ESG & Climate US Large Cap Core Index Fund	(17,721)

FLEXSHARES ANNUAL REPORT	497

Notes to the Financial Statements (cont.)

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	$(21,494)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	6,492

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	(3,294)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares ESG & Climate Emerging Markets Core Index Fund	(3,512)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares ESG & Climate Emerging Markets Core Index Fund	3

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(1,738,108)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	805,889

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(827,889)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares STOXX® Global Broad Infrastructure Index Fund	(920,022)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	78,847

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	(14,821)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Global Quality Real Estate Index Fund	(239,027)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	17,694

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	(20,492)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Quality Dividend Index Fund	(55,107)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Quality Dividend Defensive Index Fund	(70,583)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Index Fund	(505,171)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	212,595

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	(135,605)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Defensive Index Fund	(74,486)

498	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Dynamic Index Fund	$(62,745)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares International Quality Dividend Dynamic Index Fund	5,506

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Dynamic Index Fund	(1,549)

Interest Rate Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Core Select Bond Fund	(37,249)

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

The Effect of Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2023

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares US Quality Low Volatility Index Fund	$82,116	$(4,832)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	202,228	(36,753)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	(1,334)	(5,891)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Emerging Markets Quality Low Volatility Index Fund	(5,586)	(4,868)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Emerging Markets Quality Low Volatility Index Fund	(8)	—

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar US Market Factor Tilt Index Fund	292,338	(1,016,036)

FLEXSHARES ANNUAL REPORT	499

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$1,184,364	$(391,983)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(47,567)	21,599

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	(15,728)	125,329

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	18,704	1,326

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares US Quality Large Cap Index Fund	20,757	(17,315)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® US ESG Select Index Fund	112,767	(80,050)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® Global ESG Select Index Fund	140,996	(54,222)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares STOXX® Global ESG Select Index Fund	957	3,160

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares ESG & Climate US Large Cap Core Index Fund	23,434	(12,103)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	34,251	(16,718)

500	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	$343	$408

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares ESG & Climate Emerging Markets Core Index Fund	(1,316)	3,300

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares ESG & Climate Emerging Markets Core Index Fund	7	3

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(1,699,233)	(1,694,521)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(492,100)	266,510

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	1,789,383	(921,993)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	53,105	112,999

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Global Quality Real Estate Index Fund	425,518	(187,225)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	112,370	(16,487)

FLEXSHARES ANNUAL REPORT	501

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Index Fund	$357,938	$(101,537)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Defensive Index Fund	154,895	(31,829)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Index Fund	926,785	(180,632)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	(74,191)	93,106

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Defensive Index Fund	68,091	(41,044)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	(41,670)	(18,270)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Dynamic Index Fund	234,106	(24,231)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Dynamic Index Fund	(4,559)	(6,064)

Interest Rate Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Core Select Bond Fund	(145,963)	(33,289)

502	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

At October 31, 2023, the volume of derivative activities, which represents activities throughout the period, was as follows:

	Foreign Exchange Contracts		Equity Contracts				Interest Rate future
Fund	Number of Trades	Average Notional Amount	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short

FlexShares US Quality Low Volatility Index Fund	—	$—	61	$211,311	—	$—	—	$—	—	$—

FlexShares Developed Markets Ex-US Quality Low Volatility Index Fund	142	82,562	43	217,938	—	—	—	—	—	—

FlexShares Emerging Markets Quality Low Volatility Index Fund	1	6,395	28	68,947	—	—	—	—	—	—

FlexShares Morningstar US Market Factor Tilt Index Fund	—	—	138	699,128	—	—	—	—	—	—

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	68	582,710	177	434,626	—	—	—	—	—	—

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	55	172,460	80	247,106	—	—	—	—	—	—

FlexShares US Quality Large Cap Index Fund	—	—	36	262,845	—	—	—	—	—	—

FlexShares STOXX US ESG Select Index Fund	—	—	24	446,717	—	—	—	—	—	—

FlexShares STOXX Global ESG Select Index Fund	24	129,587	58	218,899	—	—	—	—	—	—

FlexShares® ESG & Climate US Large Cap Core Index Fund	—	—	27	77,960	—	—	—	—	—	—

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	155	37,651	37	111,159	—	—	—	—	—	—

FlexShares ESG & Climate Emerging Markets Core Index Fund	3	4,756	4	49,141	—	—	—	—	—	—

FlexShares Morningstar Global Upstream Natural Resources Index Fund	238	1,615,312	459	1,174,942	—	—	—	—	—	—

FlexShares STOXX Global Broad Infrastructure Index Fund	12	3,557,814	253	732,367	—	—	—	—	—	—

FlexShares Global Quality Real Estate Index Fund	99	184,113	117	351,831	—	—	—	—	—	—

FlexShares Quality Dividend Index Fund	—	—	113	815,181	—	—	—	—	—	—

FlexShares Quality Dividend Defensive Index Fund	—	—	49	513,980	—	—	—	—	—	—

FlexShares Quality Dividend Dynamic Index Fund	—	—	—	—	—	—	—	—	—	—

FLEXSHARES ANNUAL REPORT	503

Notes to the Financial Statements (cont.)

	Foreign Exchange Contracts		Equity Contracts				Interest Rate future
Fund	Number of Trades	Average Notional Amount	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short

FlexShares International Quality Dividend Index Fund	178	588,989	264	395,702	—	—	—	—	—	—

FlexShares International Quality Dividend Defensive Index Fund	46	61,651	51	128,704	—	—	—	—	—	—

FlexShares International Quality Dividend Dynamic Index Fund	46	92,406	82	202,994	—	—	—	—	—	—

FlexShares Core Select Bond Fund	—	—	—	—	—	—	7	6,958,368	—	—

Taxes and Distributions

Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net capital gains to shareholders. Accordingly, no provision for federal and state income taxes is required in the financial statements.

As of October 31, 2023, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. On an ongoing basis management will monitor the tax positions taken to determine if adjustment to conclusions are necessary based on factors including but not limited to further implementation on guidance expected from FASB and on-going analysis of tax law, regulation, and interpretations thereof.

Dividends from net investment income, including any net foreign currency gains, are generally declared and paid by each Fund according to the following schedule:

Fund	Declared And Paid Monthly	Declared And Paid Quarterly

FlexShares US Quality Low Volatility Index Fund		x

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund		x

FlexShares Emerging Markets Quality Low Volatility Index Fund		x

FlexShares Morningstar US Market Factor Tilt Index Fund		x

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund		x

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund		x

FlexShares US Quality Large Cap Index Fund		x

FlexShares STOXX® US ESG Select Index Fund		x

FlexShares STOXX® Global ESG Select Index Fund		x

FlexShares ESG & Climate US Large Cap Core Index Fund		x

504	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Declared And Paid Monthly	Declared And Paid Quarterly

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund		x

FlexShares ESG & Climate Emerging Markets Core Index Fund		x

FlexShares Morningstar Global Upstream Natural Resources Index Fund		x

FlexShares STOXX® Global Broad Infrastructure Index Fund		x

FlexShares Global Quality Real Estate Index Fund		x

FlexShares Real Assets Allocation Index Fund		x

FlexShares Quality Dividend Index Fund		x

FlexShares Quality Dividend Defensive Index Fund		x

FlexShares International Quality Dividend Index Fund		x

FlexShares International Quality Dividend Defensive Index Fund		x

FlexShares International Quality Dividend Dynamic Index Fund		x

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	x

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	x

FlexShares Disciplined Duration MBS Index Fund	x

FlexShares Credit-Scored US Corporate Bond Index Fund	x

FlexShares Credit-Scored US Long Corporate Bond Index Fund	x

FlexShares High Yield Value-Scored Bond Index Fund	x

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund	x

FlexShares Ultra-Short Income Fund	x

FlexShares Core Select Bond Fund	x

Distribution of net realized securities gains, if any, generally are distributed at least annually. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to improve tracking error, to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains. Tracking error is a measurement of how much the return on a portfolio deviates from the return on its benchmark index.

Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. The Funds’ tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

Temporary differences are generally due to different book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions, mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of passive foreign investment companies (“PFICs”), non-taxable special dividends, wash sale loss deferrals and capital loss carryforward.

FLEXSHARES ANNUAL REPORT	505

Notes to the Financial Statements (cont.)

Permanent differences, primarily due to gain (loss) on in-kind redemptions, paydown loss reclassification, foreign currency gains and losses, forward foreign currency gains and losses, PFICs gains and losses, non-taxable special dividends, investments in partnerships, taxable over-distributions, foreign capital gains tax reclassification, perpetual bonds and equalization as of October 31, 2023 (the Funds’ tax year end), among the Funds’ components of net assets are as follows:

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in capital

FlexShares US Quality Low Volatility Index Fund*	$(13,945)	$(11,001,162)	$11,015,107

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund*	33,327	(970,745)	937,418

FlexShares Emerging Markets Quality Low Volatility Index Fund*	(55,239)	58,099	(2,860)

FlexShares Morningstar US Market Factor Tilt Index Fund	204,975	(68,274,121)	68,069,146

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	1,030,391	(6,160,567)	5,130,176

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	1,819,060	(2,198,699)	379,639

FlexShares US Quality Large Cap Index Fund	(17,009)	(3,338,471)	3,355,480

FlexShares STOXX® US ESG Select Index Fund	(19,984)	(7,383,819)	7,403,803

FlexShares STOXX® Global ESG Select Index Fund	74,021	(3,850,325)	3,776,304

FlexShares ESG & Climate US Large Cap Core Index Fund	(85)	(357,942)	358,027

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	(8,949)	8,949	—

FlexShares ESG & Climate Emerging Markets Core Index Fund	9,473	(9,473)	—

FlexShares Morningstar Global Upstream Natural Resources Index Fund	(309,290)	(12,936,571)	13,245,861

FlexShares STOXX® Global Broad Infrastructure Index Fund	(563,031)	(118,403,721)	118,966,752

FlexShares Global Quality Real Estate Index Fund	641,884	(4,049,278)	3,407,394

FlexShares Real Assets Allocation Index Fund	2,105	1,355,879	(1,357,984)

FlexShares Quality Dividend Index Fund	135,612	(152,576,779)	152,441,167

FlexShares Quality Dividend Defensive Index Fund	(24,320)	(26,165,774)	26,190,094

FlexShares International Quality Dividend Index Fund	1,502,180	(4,627,667)	3,125,487

FlexShares International Quality Dividend Defensive Index Fund	13,656	(1,073,213)	1,059,557

FlexShares International Quality Dividend Dynamic Index Fund	518,087	(5,166,502)	4,648,415

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	—	11,218,790	(11,218,790)

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	—	5,873,720	(5,873,720)

FlexShares Disciplined Duration MBS Index Fund	532,189	(532,189)	—

FlexShares Credit-Scored US Corporate Bond Index Fund	105,963	(105,963)	—

FlexShares Credit-Scored US Long Corporate Bond Index Fund	4,223	(4,223)	—

FlexShares High Yield Value-Scored Bond Index Fund	174,353	(174,353)	—

506	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in capital

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund	$13,983	$(13,983)	$—

FlexShares Ultra-Short Income Fund	(67,633)	67,633	—

FlexShares Core Select Bond Fund	50,923	1,258,404	(1,309,327)

The tax character of distributions paid for the tax year ended October 31, 2023, and October 31, 2022, were as follows:

	Year Ended October 31, 2023				Year Ended October 31, 2022
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares US Quality Low Volatility Index Fund	$3,156,833	$—	$—	$3,156,833	$2,196,287	$—	$—	$2,196,287
FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	2,014,225	—	—	2,014,225	2,140,729	—	—	2,140,729
FlexShares Emerging Markets Quality Low Volatility Index Fund	436,593	—	—	436,593	416,284	—	24,777	441,061
FlexShares Morningstar US Market Factor Tilt Index Fund	21,821,054	—	—	21,821,054	22,299,297	—	—	22,299,297
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	13,198,440	—	—	13,198,440	22,504,833	—	992,999	23,497,832
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	7,099,686	—	—	7,099,686	12,431,512	—	—	12,431,512
FlexShares US Quality Large Cap Index Fund	1,897,433	—	—	1,897,433	1,808,374	—	—	1,808,374
FlexShares STOXX® US ESG Select Index Fund	2,147,796	—	—	2,147,796	2,266,829	—	—	2,266,829
FlexShares STOXX® Global ESG Select Index Fund	2,604,964	—	—	2,604,964	3,114,461	—	—	3,114,461
FlexShares ESG & Climate US Large Cap Core Index Fund	460,917	—	—	460,917	128,991	706	—	129,697
FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	958,970	—	—	958,970	406,987	—	—	406,987

FLEXSHARES ANNUAL REPORT	507

Notes to the Financial Statements (cont.)

	Year Ended October 31, 2023				Year Ended October 31, 2022
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares ESG & Climate Emerging Markets Core Index Fund*	$104,863	$—	$—	$104,863	$65,664	$—	$—	$65,664
FlexShares Morningstar Global Upstream Natural Resources Index Fund	217,789,649	—	—	217,789,649	349,767,759	—	—	349,767,759
FlexShares STOXX® Global Broad Infrastructure Index Fund	54,907,766	—	—	54,907,766	71,164,043	—	—	71,164,043
FlexShares Global Quality Real Estate Index Fund	8,872,134	—	—	8,872,134	12,433,295	—	212,283	12,645,578
FlexShares Real Assets Allocation Index Fund	512,404	—	—	512,404	1,056,448	—	—	1,056,448
FlexShares Quality Dividend Index Fund	36,041,105	—	—	36,041,105	36,901,147	—	—	36,901,147
FlexShares Quality Dividend Defensive Index Fund	7,830,976	—	—	7,830,976	9,019,363	—	—	9,019,363
FlexShares International Quality Dividend Index Fund	25,465,739	—	—	25,465,739	29,536,094	—	—	29,536,094
FlexShares International Quality Dividend Defensive Index Fund	1,463,869	—	—	1,463,869	2,940,092	—	—	2,940,092
FlexShares International Quality Dividend Dynamic Index Fund	4,043,930	—	—	4,043,930	4,368,329	—	—	4,368,329
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	70,475,144	—	—	70,475,144	131,367,411	—	2,470,987	133,838,398
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	25,865,870	—	—	25,865,870	53,319,431	—	769,089	54,088,520
FlexShares Disciplined Duration MBS Index Fund	2,711,658	—	—	2,711,658	2,906,209	—	—	2,906,209
FlexShares Credit-Scored US Corporate Bond Index Fund	8,908,201	—	—	8,908,201	6,279,015	2,010,194	—	8,289,209
FlexShares Credit-Scored US Long Corporate Bond Index Fund	1,709,535	—	—	1,709,535	2,152,418	685,037	—	2,837,455
FlexShares High Yield Value-Scored Bond Index Fund	93,229,360	—	—	93,229,360	55,009,030	1,007,533	—	56,016,563

508	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Year Ended October 31, 2023				Year Ended October 31, 2022
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares ESG & Climate Investment Grade Corporate Core Index Fund	$1,318,208	$—	$—	$1,318,208	$1,093,741	$—	$—	$1,093,741
FlexShares Ultra-Short Income Fund	38,566,601	—	—	38,566,601	7,279,652	627,909	—	7,907,561
FlexShares Core Select Bond Fund	5,547,838	—	—	5,547,838	3,352,156	—	—	3,352,156

*	Commencement of operations on April 20, 2022

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciated/ (Depreciated)

FlexShares US Quality Low Volatility Index Fund	$357,431	$—	$(10,885,039)	$11,291,636

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	418,446	—	(5,150,172)	(1,303,271)

FlexShares Emerging Markets Quality Low Volatility Index Fund	9,422	—	(1,374,462)	(1,068,277)

FlexShares Morningstar US Market Factor Tilt Index Fund	3,214,721	—	(47,769,070)	469,965,558

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	5,241,853	—	(127,394,105)	17,955,993

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	4,850,122	—	(78,207,093)	159,826

FlexShares US Quality Large Cap Index Fund	215,453	—	(7,567,330)	6,797,985

FlexShares STOXX® US ESG Select Index Fund	284,490	—	(7,436,552)	11,460,002

FlexShares STOXX® Global ESG Select Index Fund	526,426	—	(7,924,425)	24,173,819

FlexShares ESG & Climate US Large Cap Core Index Fund	81,560	—	(605,306)	79,951

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	144,944	—	(2,189,649)	(1,866,028)

FlexShares ESG & Climate Emerging Markets Core Index Fund	30,311	—	(230,162)	(609,488)

FlexShares Morningstar Global Upstream Natural Resources Index Fund	43,217,751	—	(1,098,185,272)	216,460,320

FlexShares STOXX® Global Broad Infrastructure Index Fund	6,643,785	—	(230,956,317)	(137,443,474)

FlexShares Global Quality Real Estate Index Fund	298,636	—	(65,254,222)	(43,295,006)

FlexShares Real Assets Allocation Index Fund	—	—	(740,661)	(3,832,291)

FLEXSHARES ANNUAL REPORT	509

Notes to the Financial Statements (cont.)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciated/ (Depreciated)

FlexShares Quality Dividend Index Fund	$5,614,878	$—	$(150,004,663)	$145,641,451

FlexShares Quality Dividend Defensive Index Fund	1,117,618	—	(38,688,284)	24,024,113

FlexShares International Quality Dividend Index Fund	10,585,320	—	(196,891,117)	(27,842,498)

FlexShares International Quality Dividend Defensive Index Fund	343,843	—	(29,186,806)	(1,658,215)

FlexShares International Quality Dividend Dynamic Index Fund	1,826,556	—	(24,086,274)	(6,712,222)

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	10,423,162	—	(146,788,111)	(108,003,462)

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	4,587,365	—	(38,205,305)	(76,349,655)

FlexShares Disciplined Duration MBS Index Fund	321,558	—	(14,378,429)	(7,851,426)

FlexShares Credit-Scored US Corporate Bond Index Fund	1,111,790	—	(26,605,903)	(15,584,572)

FlexShares Credit-Scored US Long Corporate Bond Index Fund	143,487	—	(12,124,960)	(6,496,878)

FlexShares High Yield Value-Scored Bond Index Fund	9,849,899	—	(131,676,831)	(90,701,539)

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund	94,595	—	(8,049,336)	(3,497,949)

FlexShares Ultra-Short Income Fund	4,867,065	—	(1,043,098)	(3,429,075)

FlexShares Core Select Bond Fund	—	—	(13,822,949)	(21,869,180)

Capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law and may be carried forward indefinitely to offset future gains.

For the tax year ended October 31, 2023, the following Funds had available post-enactment capital loss carryforwards to offset future net capital gains to the extent provided by regulations:

Fund	Short-Term	Long-Term	Total

FlexShares US Quality Low Volatility Index Fund	$7,362,077	$3,522,962	$10,885,039

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	3,241,058	1,909,114	5,150,172

Fund	Short-Term	Long-Term	Total

FlexShares Emerging Markets Quality Low Volatility Index Fund	$785,129	$589,333	$1,374,462

FlexShares Morningstar US Market Factor Tilt Index Fund	32,585,524	15,183,546	47,769,070

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	28,949,295	98,444,810	127,394,105

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	26,007,227	52,199,866	78,207,093

510	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Short-Term	Long-Term	Total

FlexShares US Quality Large Cap Index Fund	$3,666,731	$3,900,599	$7,567,330

FlexShares STOXX® US ESG Select Index Fund	7,156,636	279,916	7,436,552

FlexShares STOXX® Global ESG Select Index Fund	7,080,589	843,836	7,924,425

FlexShares ESG & Climate US Large Cap Core Index Fund	290,150	315,156	605,306

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	1,620,184	569,465	2,189,649

FlexShares ESG & Climate Emerging Markets Core Index Fund	171,773	58,389	230,162

FlexShares Morningstar Global Upstream Natural Resources Index Fund	385,239,809	712,945,463	1,098,185,272

FlexShares STOXX® Global Broad Infrastructure Index Fund	63,184,453	167,771,864	230,956,317

Fund	Short-Term	Long-Term	Total

FlexShares Global Quality Real Estate Index Fund	$44,579,447	$20,674,775	$65,254,222

FlexShares Real Assets Allocation Index Fund	108,379	632,282	740,661

FlexShares Quality Dividend Index Fund	99,572,290	50,432,373	150,004,663

FlexShares Quality Dividend Defensive Index Fund	30,400,105	8,288,179	38,688,284

FlexShares International Quality Dividend Index Fund	123,079,184	73,811,933	196,891,117

FlexShares International Quality Dividend Defensive Index Fund	18,194,421	10,992,385	29,186,806

FlexShares International Quality Dividend Dynamic Index Fund	14,626,606	9,459,668	24,086,274

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	117,222,701	29,565,410	146,788,111

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	19,478,364	18,726,941	38,205,305

FlexShares Disciplined Duration MBS Index Fund	7,966,616	6,411,813	14,378,429

FLEXSHARES ANNUAL REPORT	511

Notes to the Financial Statements (cont.)

Fund	Short-Term	Long-Term	Total

FlexShares Credit-Scored US Corporate Bond Index Fund	$8,223,295	$18,382,608	$26,605,903

FlexShares Credit-Scored US Long Corporate Bond Index Fund	3,219,212	8,905,748	12,124,960

FlexShares High Yield Value-Scored Bond Index Fund	78,144,414	53,532,417	131,676,831

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund	5,644,513	2,404,823	8,049,336

FlexShares Ultra-Short Income Fund	728,302	314,796	1,043,098

FlexShares Core Select Bond Fund	4,820,403	9,002,546	13,822,949

During the year ended October 31, 2023, the following Funds utilized capital loss carryforwards to offset net capital gains:

Fund	Capital Loss Utilized

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$ 701,203

FlexShares Morningstar Global Upstream Natural Resources Index Fund	165,510,282

FlexShares Real Assets Allocation Index Fund	78

FlexShares Ultra-Short Income Fund	40,482

The FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® Global ESG Select Index Fund, FlexShares ESG &

Climate US Large Cap Core Index Fund, FlexShares ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares ESG & Climate Emerging Markets Core Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund , FlexShares Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares High Yield Value-Scored Bond Index Fund and the FlexShares ESG & Climate Investment Grade Corporate Core Index Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If, at the close of the taxable year, more than 50% in value of a Fund’s assets consists of stock or securities in foreign corporations the Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow all shareholders to either (1) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) take that amount as an itemized deduction. If a Fund is not eligible to make this election or is eligible but does not make the election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

3. Investment Transactions and Related Income and Expense

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period.

Interest income is recognized on an accrual basis. Bond discount is accreted and premium is amortized using the effective yield method. Dividend income is recorded on the ex-dividend date, or as soon as information is available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

512	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Each Fund except the FlexShares iBoxx 3-Year Target Duration TIPs Index Fund, and the FlexShares iBoxx 5-Year Target Duration TIPs Index Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods concluded.

All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which a Fund invests. These foreign taxes, if any, are paid by the Funds and disclosed in the Statements of Operations. Foreign taxes payable, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.

4. Investment Advisory Fees

NTI serves as the Investment Adviser of the Funds pursuant to the Investment Advisory Agreement. The Investment Adviser is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities, subject to the general supervision of the Board.

As compensation for its advisory services and assumption of certain Fund expenses, NTI is entitled to a unitary management fee (“Management Fee”), computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

From the Management Fee, NTI pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services (“Covered Expenses”). Covered Expenses do not include the following fees under the Investment Advisory Agreement: its advisory fees payable under the Advisory Agreement, distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as (i) dividend expenses on short sales; (ii) non-routine items, including litigation expenses and proxy expenses; and (iii) expenses that the Fund has incurred but did not actually pay due to an expense offset agreement, if applicable.

The Management Fee rate payable by each Fund is set forth in the following table:

Fund	Unitary Management Fee

FlexShares US Quality Low Volatility Index Fund	0.22%

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	0.32%

FlexShares Emerging Markets Quality Low Volatility Index Fund	0.40%

FlexShares Morningstar US Market Factor Tilt Index Fund	0.25%

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.39%

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.59%

FlexShares US Quality Large Cap Index Fund	0.25%

FlexShares STOXX® US ESG Select Index Fund	0.32%

FlexShares STOXX® Global ESG Select Index Fund	0.42%

FlexShares ESG & Climate US Large Cap Core Index Fund	0.09%

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	0.12%

FlexShares ESG & Climate Emerging Markets Core Index Fund	0.18%

FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.46%

FLEXSHARES ANNUAL REPORT	513

Notes to the Financial Statements (cont.)

Fund	Unitary Management Fee

FlexShares STOXX® Global Broad Infrastructure Index Fund	0.47%

FlexShares Global Quality Real Estate Index Fund	0.45%

FlexShares Real Assets Allocation Index Fund	0.49%*

FlexShares Quality Dividend Index Fund	0.37%

FlexShares Quality Dividend Defensive Index Fund	0.37%

FlexShares International Quality Dividend Index Fund	0.47%

FlexShares International Quality Dividend Defensive Index Fund	0.47%

FlexShares® International Quality Dividend Dynamic Index Fund	0.47%

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	0.18%

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	0.18%

FlexShares Disciplined Duration MBS Index Fund	0.20%

FlexShares Credit-Scored US Corporate Bond Index Fund	0.22%

FlexShares Credit-Scored US Long Corporate Bond Index Fund	0.22%

FlexShares High Yield Value-Scored Bond Index Fund	0.37%

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund	0.12%

FlexShares Ultra-Short Income Fund	0.25%

FlexShares Core Select Bond Fund	0.35%

*	Prior to September 1, 2023, the investment advisory fee for the FlexShares Real Assets Allocation Index Fund was 0.57%.

The Investment Adviser has contractually agreed until March 1, 2024 to reimburse a portion of the operating expenses of each Fund (other than Rule 12b-1 fees, tax expenses, extraordinary expenses, and acquired fund fees and expenses (“AFFE”)) so the “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the Fund’s Management Fee plus (+) 0.0049%. In the case of the FlexShares Real Assets Allocation Index Fund, the Investment Adviser has contractually agreed until March 1, 2024 to waive Management Fees or reimburse certain expenses in an amount equal to the AFFE attributable to the Fund’s investments in its Underlying Funds. After these dates, the contractual arrangements will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The contractual arrangements may be terminated, with respect to a Fund, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders. In the case of the FlexShares Core Select Bond Fund, the Investment Adviser has contractually agreed until March 1, 2024 to waive Management Fees or reimburse certain expenses in an amount equal to the sum of (a) any AFFE incurred by the Fund that are attributable to the Fund’s investment in Underlying Funds managed by NTI or an investment adviser controlling, controlled by, or under common control with NTI (“Affiliated Funds”); and (b) 0.05% or such lesser amount in AFFE incurred by the Fund that are attributable to the Fund’s investment in Underlying Funds that are not Affiliated Funds. AFFE are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. Because AFFE are not direct expenses of a Fund, they are not reflected on a Fund’s financial statements. After these dates, the contractual expense reimbursement agreements continue automatically for periods of one year unless terminated, as to any succeeding renewal year, by either party upon 60 days’ written notice prior to the end of the current term. The Board may terminate the contractual expense reimbursement agreements discussed above with respect to any Fund at any time if it determines that it is in the best interest of a Fund and its shareholders. These expenses and the reimbursements are shown as “Investment advisory fees reimbursed” on the Statements of Operations.

The Investment Adviser may voluntarily waive or reimburse additional management fees or expenses. Any such additional voluntary expense reimbursement or fee waiver could be implemented, increased or decreased, or discontinued at

514	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

any time. Amounts waived or reimbursed by the Investment Adviser pursuant to voluntary or contractual agreements discussed above may not be recouped by the Investment Adviser. These waivers and/or reimbursements are shown as “Investment advisory fees reimbursed” on the Statements of Operations. For the year ended October 31, 2023, the Investment Adviser voluntarily reimbursed additional management fees for FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, and FlexShares High Yield Value-Scored Bond Index Fund. The amounts of the voluntary reimbursements are $16,693, $2,167, and $84,821, respectively.

5. Administration Fees

Per terms of agreements JPMorgan Chase Bank, N.A. (the “Administrator”) serves as administrator of the Funds. The Administrator provides certain administrative services to the Funds. For these services, the Administrator is entitled to certain fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

6. Custodian Fees

JPMorgan Chase Bank, N.A. (the “Custodian”) acts as custodian for the Funds in accordance with a Global Custody Agreement. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. As compensation for the services rendered under the agreement, the Custodian is entitled to fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

7. Trustees Fees

The Trust compensates each Trustee who is not an officer, director or employee of Northern Trust Corporation, or its subsidiaries, for his or her services as a Trustee of the Trust and as a member of Board committees.

The Trust has adopted a deferred compensation plan (the “DC Plan”) for its Trustees who are not officers of Northern Trust or NTI. Under the DC Plan, Independent Trustees may elect to defer all or a portion of their compensation. The amount deferred is adjusted periodically based upon the performance of the investment options selected by the

Trustees. The investment options currently available under the DC Plan are the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® US ESG Select Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, and the FlexShares Ultra-Short Income Fund. Expenses related to the DC Plan are stated on the Statements of Operations.

8. Distribution and Service Plan

ACA Foreside, formerly known as Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ distributor and distributes Creation Units (as described in Note 9) for each Fund on an agency basis. The Distributor does not receive a fee from the Funds for its distribution services. However, it receives compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

The Trust has adopted a Distribution and Service Plan (“the Plan”) pursuant to Rule 12b-1 under the 1940 Act. Payments to financial intermediaries under the Plan are tied directly to their own out-of-pocket expenses. The Plan has not been implemented with respect to the Funds. The Plan may not be implemented without further Board approval. The maximum distribution fee is 0.25% of each Fund’s respective average daily net assets under the Plan. The Funds did not pay any 12b-1 fees during the fiscal year.

9. Issuance and Redemption of Fund Shares

Each Fund only issues and redeems shares to Authorized Participants in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

Retail investors may only purchase and sell fund shares in the secondary market through a broker-dealer and such transactions may be subject to customary commission and fee rates imposed by the broker-dealer.

FLEXSHARES ANNUAL REPORT	515

Notes to the Financial Statements (cont.)

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The transaction fees are paid directly to the Fund and used to offset Fund custody fees. Certain fees or costs associated with Creation Unit purchases may be paid by NTI in certain circumstances. In addition, the Trust may from time to time waive the standard transaction fee. The net custody fees charged to the Fund are paid for by the Investment Adviser through the Fund’s Unitary Fee. Transaction fees remaining in the Funds were as follows:

Fund	As of October 31, 2023	As of October 31, 2022

FlexShares US Quality Low Volatility Index Fund	$2,100	$—

FlexShares Emerging Markets Quality Low Volatility Index Fund	4,000	4,000

FlexShares Morningstar US Market Factor Tilt Index Fund	6,000	6,000

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	27,000	13,500

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	50,000	50,000

FlexShares US Quality Large Cap Index Fund	3,000	3,000

FlexShares STOXX® US ESG Select Index Fund	700	1,050

FlexShares ESG & Climate US Large Cap Core Index Fund	—	500

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	4,500	—

FlexShares Morningstar Global Upstream Natural Resources Index Fund	1,500	28,500

FlexShares STOXX® Global Broad Infrastructure Index Fund	12,000	26,000

FlexShares Global Quality Real Estate Index Fund	4,000	2,000

FlexShares Quality Dividend Index Fund	4,950	5,650

Fund	As of October 31, 2023	As of October 31, 2022

FlexShares Quality Dividend Defensive Index Fund	$2,500	$2,150

FlexShares International Quality Dividend Index Fund	12,000	12,000

FlexShares International Quality Dividend Defensive Index Fund	—	7,000

FlexShares International Quality Dividend Dynamic Index Fund	3,500	3,500

FlexShares Disciplined Duration MBS Index Fund	2,000	1,600

FlexShares Credit-Scored US Corporate Bond Index Fund	3,000	2,500

FlexShares Credit-Scored US Long Corporate Bond Index Fund	—	1,000

FlexShares High Yield Value-Scored Bond Index Fund	24,500	4,000

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund	2,000	1,500

FlexShares Ultra-Short Income Fund	1,925	4,025

The FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund and the FlexShares Core Select Bond Fund do not charge standard creation unit transaction fees.

10. Investment Transactions

For the year ended October 31, 2023, the FlexShares iBoxx 3-Year Target Duration TIPS Index, FlexShares iBoxx 5-Year Target Duration TIPS Index and FlexShares Disciplined Duration MBS Index Funds invested solely in U.S. Government, including U.S. government agency, securities. The cost of securities purchased by each Fund and proceeds from sales of securities, excluding short-term securities,

516	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

derivatives and in-kind transactions for the period ended October 31, 2023, were as follows:

Fund	Purchases	Sales

FlexShares US Quality Low Volatility Index Fund	$93,131,164	$92,740,924

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	36,678,289	36,941,832

FlexShares Emerging Markets Quality Low Volatility Index Fund	14,877,163	10,899,781

FlexShares Morningstar US Market Factor Tilt Index Fund	212,200,681	213,141,623

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	111,953,720	110,229,159

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	91,065,592	97,949,117

FlexShares US Quality Large Cap Index Fund	28,132,126	27,096,190

FlexShares STOXX® US ESG Select Index Fund	48,625,803	49,629,639

FlexShares STOXX® Global ESG Select Index Fund	54,301,660	55,327,700

FlexShares ESG & Climate US Large Cap Core Index Fund	5,015,258	4,979,754

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	11,286,030	10,505,558

FlexShares ESG & Climate Emerging Markets Core Index Fund	1,580,974	1,591,165

FlexShares Morningstar Global Upstream Natural Resources Index Fund	2,033,684,300	1,933,733,245

FlexShares STOXX® Global Broad Infrastructure Index Fund	286,610,013	303,547,565

Fund	Purchases	Sales

FlexShares Global Quality Real Estate Index Fund	$159,166,407	$153,176,208

FlexShares Real Assets Allocation Index Fund	2,374,109	2,370,687

FlexShares Quality Dividend Index Fund	813,036,880	801,754,933

FlexShares Quality Dividend Defensive Index Fund	176,766,250	173,101,476

FlexShares International Quality Dividend Index Fund	254,841,680	247,331,548

FlexShares International Quality Dividend Defensive Index Fund	21,017,150	27,413,078

FlexShares International Quality Dividend Dynamic Index Fund	65,289,740	66,281,057

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	1,247,512,487	1,308,171,064

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	375,228,916	396,897,290

FlexShares Disciplined Duration MBS Index Fund	37,279,002	58,756,851

FlexShares Credit-Scored US Corporate Bond Index Fund	323,111,307	294,164,214

FlexShares Credit-Scored US Long Corporate Bond Index Fund	33,822,585	40,268,237

FlexShares High Yield Value-Scored Bond Index Fund	2,117,583,248	1,762,999,413

FlexShares ESG & Climate Investment Grade Corporate Core Index Fund	29,904,605	26,968,684

FlexShares Ultra-Short Income Fund	382,547,774	183,994,615

FlexShares Core Select Bond Fund	49,769,155	47,019,068

FLEXSHARES ANNUAL REPORT	517

Notes to the Financial Statements (cont.)

11. In-Kind Transactions

During the period ended October 31, 2023, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the period ended October 31, 2023, the fair value of the securities received for subscriptions for these Funds were as follows:

Fund	Fair Value

FlexShares US Quality Low Volatility Index Fund	$68,470,456

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	6,600,137

FlexShares Emerging Markets Quality Low Volatility Index Fund	1,371,110

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	1,383,093

FlexShares US Quality Large Cap Index Fund	25,938,638

FlexShares STOXX® US ESG Select Index Fund	7,125,056

FlexShares ESG & Climate US Large Cap Core Index Fund	13,832,105

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	18,595,357

FlexShares Morningstar Global Upstream Natural Resources Index Fund	580,545,586

FlexShares STOXX® Global Broad Infrastructure Index Fund	11,411,409

FlexShares Global Quality Real Estate Index Fund	12,194,596

FlexShares Real Assets Allocation Index Fund	744,272

FlexShares Quality Dividend Index Fund	474,812,809

FlexShares Quality Dividend Defensive Index Fund	56,033,401

FlexShares International Quality Dividend Index Fund	30,324,990

FlexShares International Quality Dividend Dynamic Index Fund	29,863,178

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	357,220,503

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	377,738,669

FlexShares Credit-Scored US Corporate Bond Index Fund	1,999,330

FlexShares High Yield Value-Scored Bond Index Fund	7,720,827

FlexShares Core Select Bond Fund	50,271,695

During the period ended October 31, 2023, certain Funds delivered securities in exchange for redemption of shares (redemptions-in-kind). For financial reporting purposes, these Funds recorded net realized gains and losses in connection with each transaction. For the period ended October 31, 2023, the fair value and realized gain (losses) of the securities transferred for redemptions for these Funds were as follows:

Fund	Fair Value	Net Realized Gains(Losses)

FlexShares US Quality Low Volatility Index Fund	$50,231,636	$11,134,030

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	6,860,770	950,797

FlexShares Emerging Markets Quality Low Volatility Index Fund	625,183	(2,860)

FlexShares Morningstar US Market Factor Tilt Index Fund	120,575,308	68,210,356

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	19,338,229	4,871,522

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	2,567,162	384,978

FlexShares US Quality Large Cap Index Fund	15,348,805	3,349,919

FlexShares STOXX® US ESG Select Index Fund	29,011,942	7,404,165

FlexShares STOXX® Global ESG Select Index Fund	12,040,546	3,774,231

FlexShares ESG & Climate US Large Cap Core Index Fund	1,242,968	358,040

FlexShares Morningstar Global Upstream Natural Resources Index Fund	35,366,352	13,171,091

FlexShares STOXX® Global Broad Infrastructure Index Fund	469,431,358	118,182,191

518	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Fair Value	Net Realized Gains(Losses)

FlexShares Global Quality Real Estate Index Fund	$63,997,131	$3,452,008

FlexShares Real Assets Allocation Index Fund	12,803,516	(1,193,639)

FlexShares Quality Dividend Index Fund	602,931,860	152,543,538

FlexShares Quality Dividend Defensive Index Fund	105,180,993	26,282,096

FlexShares International Quality Dividend Index Fund	18,767,105	3,130,154

FlexShares International Quality Dividend Defensive Index Fund	11,898,366	1,103,875

FlexShares International Quality Dividend Dynamic Index Fund	34,561,443	4,726,915

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	553,092,089	(4,342,963)

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	182,025,725	394,493

FlexShares Core Select Bond Fund	20,677,491	128,567

12. Reorganization Transaction

After the close of business on June 30, 2023, FlexShares® Quality Dividend Index Fund, acquired the net assets of the FlexShares® Quality Dividend Dynamic Index Fund, a series of the Trust, pursuant to an Agreement and Plan of Reorganization. For U.S. GAAP purposes, this transaction was treated as a merger. The reorganization was accomplished by a tax-free exchange resulting in the FlexShares® Quality Dividend Index Fund issuing 292,980 (valued at $16,941,795) in exchange for 275,001 FlexShares® Quality Dividend Dynamic Index Fund at a conversion ratio of 1.065. The securities held by FlexShares® Quality Dividend Dynamic Index Fund, with a fair value of $14,967,409 and identified cost of $12,597,211, and cash in the amount of $1,972,151 at June 30, 2023, were the principal assets acquired by FlexShares® Quality Dividend Index Fund. For U.S. GAAP purposes, assets received and shares issued by FlexShares® Quality Dividend Index Fund were recorded at fair value; however, the cost basis of the investments from FlexShares® Quality Dividend Dynamic Index Fund was carried forward to align ongoing reporting of FlexShares® Quality Dividend Index Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. FlexShares® Quality Dividend Dynamic Index Fund’s net assets at the merger date of $16,941,795, including $2,370,198 of unrealized appreciation, $6,304 of undistributed net investment gain and $638,516 of undistributed net realized gain on investments were combined with those of FlexShares® Quality Dividend Index Fund. Regarding the acquisition completed June 30, 2023, the beginning of the annual reporting period of FlexShares® Quality Dividend Dynamic Index Fund, pro forma results of operations for the year ended October 31, 2023 would have resulted in a net investment income of $38,495,653 and net realized and unrealized gain of $65,719,138 resulting in a increase in net assets from operations of $104,214,791. Because the combined Funds have been managed as a single integrated Fund since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the FlexShares® Quality Dividend Dynamic Index Fund that have been included in FlexShares® Quality Dividend Index Fund’s Statement of Operations since the merger date. Prior to the combination, the net assets of the FlexShares® Quality Dividend Index Fund totaled $1,590,209,763. Immediately after the combination, the net assets of the FlexShares® Quality Dividend Index Fund totaled $1,607,151,558.

13. Guarantees and Indemnifications

In the normal course of business each Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds.

FLEXSHARES ANNUAL REPORT	519

Notes to the Financial Statements (cont.)

14. New Accounting Pronouncements

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications and hedging transactions as a result of the global markets anticipated transition away the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021.

Preceding the issuance of ASU 2020-04, which established ASC 848, the United Kingdom’s Financial Conduct Authority (FCA) announced that it would no longer need to persuade or compel banks to submit to LIBOR after December 31, 2021. In response, the FASB established a December 31, 2022, expiration date for ASC 848.

In March 2021, the FCA announced that the intended cessation date of LIBOR in the United States would be June 30, 2023. Accordingly, ASU 2022-06 defers the expiration date of ASC 848 to December 31, 2024. Management does not believe this update has a material impact on the Funds’ financial statements.

15. Legal Proceedings

On or about February 14, 2020, Marc S. Kirschner, as Trustee for NWHI Litigation Trust (“Litigation Trustee”) and Wilmington Savings Fund Society, FSB, as indenture Trustee (“Indenture Trustee”) for several series of notes issued by Nine West Holdings, Inc. (“Nine West”), filed separate complaints (docket nos. 20-cv-01129 and 20-cv-01136, respectively ) in the United States District Court for the Northern District of Illinois against a group of defendants including the FlexShares Morningstar US Market Factor Tilt Index Fund that had invested in The Jones Group Inc. (“Jones Group”). The claims in these actions stem from a series of merger transactions (“Transactions”) entered into by Jones Group, Nine West and others in 2014 that allegedly rendered Jones Group insolvent. The matters in these proceedings were transferred from the United States District Court for the Northern District of Illinois to the United States District Court for the Southern District of New York

to centralize the litigation, and were assigned to the Honorable Jed S. Rakoff for coordinated or consolidated pretrial proceedings. The FlexShares Morningstar US Market Factor Tilt Index Fund allegedly received $224,910 as a result of the Transactions. The Litigation Trustee and Indenture Trustee seek to clawback these proceeds for the benefit of the Trust and the noteholders, respectively, on the basis that they were alleged fraudulent conveyances. On June 29, 2020, the former public shareholder defendants, including FlexShares Morningstar US Market Factor Tilt Index Fund, filed a motion to dismiss on the basis that the payments allegedly made to them in connection with the Transactions were shielded from the fraudulent conveyance claims under Section 546(e) of the Bankruptcy Code. On August 27, 2020, all fraudulent conveyance claims against the former public shareholder defendants were dismissed. Plaintiffs appealed from that decision before the U.S. Court of Appeals for the Second Circuit. On November 27, 2023, the Second Circuit affirmed the District Court’s decision insofar as it dismissed all fraudulent conveyance claims against the public shareholder defendants, agreeing with the District Court that the payments made to the public shareholders in connection with the leveraged buyout were safe harbored under Bankruptcy Code Section 546(e). The decision of the Second Circuit remains subject to potential further appeals. The Fund intends to continue to vigorously defend itself against this action.

16. Foreign Instability

Unexpected political, regulatory and diplomatic events and military conflicts around the world may affect investor and consumer confidence and may adversely impact global financial markets and the broader economy. Foreign conflicts have caused, and could continue to cause, significant market disruptions and volatility within specific markets and globally. The hostilities and sanctions resulting from those conflicts have, and could continue to have, a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters.

520	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

17. Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

FLEXSHARES ANNUAL REPORT	521

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of FlexShares® Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of FlexShares® Trust, comprising the FlexShares® US Quality Low Volatility Index Fund, FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares® Emerging Markets Quality Low Volatility Index Fund, FlexShares® Morningstar US Market Factor Tilt Index Fund, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares® US Quality Large Cap Index Fund, FlexShares® STOXX® US ESG Select Index Fund, FlexShares® STOXX® Global ESG Select Index Fund, FlexShares® ESG & Climate US Large Cap Core Index Fund, FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares® ESG & Climate Emerging Markets Core Index Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund, FlexShares® STOXX® Global Broad Infrastructure Index Fund, FlexShares® Global Quality Real Estate Index Fund, FlexShares® Real Assets Allocation Index Fund, FlexShares® Quality Dividend Index Fund, FlexShares® Quality Dividend Defensive Index Fund, FlexShares® International Quality Dividend Index Fund, FlexShares® International Quality Dividend Defensive Index Fund, FlexShares® International Quality Dividend Dynamic Index Fund, FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares® Disciplined Duration MBS Index Fund, FlexShares® Credit-Scored US Corporate Bond Index Fund, FlexShares® Credit-Scored US Long Corporate Bond Index Fund, FlexShares® High Yield Value-Scored Bond Index Fund, FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund, FlexShares® Ultra-Short Income Fund (formerly FlexShares® Ready Access Variable Income Fund), and FlexShares® Core Select Bond Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2023; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for FlexShares® Morningstar US Market Factor Tilt Index Fund, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares® US Quality Large Cap Index Fund, FlexShares® STOXX® US ESG Select Index Fund, FlexShares® STOXX® Global ESG Select Index Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund, FlexShares® STOXX® Global Broad Infrastructure Index Fund, FlexShares® Global Quality Real Estate Index Fund, FlexShares® Real Assets Allocation Index Fund, FlexShares® Quality Dividend Index Fund, FlexShares® Quality Dividend Defensive Index Fund, FlexShares® International Quality Dividend Index Fund, FlexShares® International Quality Dividend Defensive Index Fund, FlexShares® International Quality Dividend Dynamic Index Fund, FlexShares® iBoxx 3-Year Target Duration TIPS Index Funds, FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares® Disciplined Duration MBS Index Fund, FlexShares® Credit-Scored US Corporate Bond Index Fund, FlexShares® Credit-Scored US Long Corporate Bond Index Fund, FlexShares® High Yield Value-Scored Bond Index Fund, FlexShares® Ultra-Short Income Fund (formerly FlexShares® Ready Access Variable Income Fund), and FlexShares® Core Select Bond Fund; the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the table below for FlexShares® US Quality Low Volatility Index Fund, FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares® Emerging Markets Quality Low Volatility Index Fund, FlexShares® ESG & Climate US Large Cap Core Index Fund, FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares® ESG & Climate Emerging Markets Core Index Fund, and FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting FlexShares® Trust as of October 31, 2023, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

522	FLEXSHARES ANNUAL REPORT

Report of Independent Registered Public Accounting Firm (cont.)

Fund Name	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

FlexShares® US Quality Low Volatility Index Fund FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund FlexShares® Emerging Markets Quality Low Volatility Index Fund	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020 and for the period from July 15, 2019 (commencement of operations) through October 31, 2019

FlexShares® ESG & Climate US Large Cap Core Index Fund FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, and for the period from September 20, 2021 (commencement of operations) through October 31, 2021

FlexShares® ESG & Climate Emerging Markets Core Index Fund	For the year ended October 31, 2023	For the year ended October 31, 2023 and for the period from April 20, 2022 (commencement of operations) through October 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

December 20, 2023

We have served as the auditor of one or more Northern Trust investment companies since 2002.

FLEXSHARES ANNUAL REPORT	523

Tax Information October 31, 2023 (Unaudited)

QUALIFIED DIVIDEND INCOME (QDI)

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended October 31, 2022 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2022:

Fund	QDI PERCENTAGE

FlexShares US Quality Low Volatility Index Fund	100.00%

FlexShares Developed Markets Ex-US Quality Low Volatility Index Fund	90.68

FlexShares Emerging Markets Quality Low Volatility Index Fund	60.75

FlexShares Morningstar US Market Factor Tilt Index Fund	75.27

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	86.54

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	55.21

FlexShares US Quality Large Cap Index Fund	100.00

FlexShares STOXX® US ESG Select Index Fund	100.00

FlexShares STOXX® Global ESG Select Index Fund	100.00

FlexShares ESG & Climate US Large Cap Core Index Fund	100.00

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	100.00

FlexShares ESG & Climate Emerging Markets Core Index Fund	75.31

FlexShares Morningstar Global Upstream Natural Resources Index Fund	92.53

FlexShares STOXX® Global Broad Infrastructure Index Fund	89.88

FlexShares Global Quality Real Estate Index Fund	15.99

FlexShares Real Assets Allocation Index Fund	75.22

FlexShares Quality Dividend Index Fund	78.11

FlexShares Quality Dividend Defensive Index Fund	86.96

FlexShares International Quality Dividend Index Fund	63.17

Fund	QDI PERCENTAGE

FlexShares International Quality Dividend Defensive Index Fund	69.66%

FlexShares International Quality Dividend Dynamic Index Fund	67.64

CORPORATE DIVIDENDS RECEIVED

DEDUCTION (DRD)

A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE

FlexShares US Quality Low Volatility Index Fund	100.00%

FlexShares Emerging Markets Quality Low Volatility Index Fund	0.01

FlexShares Morningstar US Market Factor Tilt Index Fund	72.63

FlexShares US Quality Large Cap Index Fund	100.00

FlexShares STOXX® US ESG Select Index Fund	100.00

FlexShares STOXX® Global ESG Select Index Fund	50.55

FlexShares ESG & Climate US Large Cap Core Index Fund	100.00

FlexShares ESG & Climate Emerging Markets Core Index Fund	0.35

FlexShares Morningstar Global Upstream Natural Resources Index Fund	27.17

FlexShares STOXX® Global Broad Infrastructure Index Fund	43.65

FlexShares Real Assets Allocation Index Fund	29.05

FlexShares Quality Dividend Index Fund	75.44

FlexShares Quality Dividend Defensive Index Fund	85.17

FlexShares International Quality Dividend Dynamic Index Fund	0.02

524	FLEXSHARES ANNUAL REPORT

Tax Information (cont.)

FOREIGN TAX CREDIT

Each Fund below intends to make an election that will allow its shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share, which represent income from sources within, and taxes paid to foreign countries, are as follows:

Fund	TAXES	INCOME

FlexShares Developed Markets Ex-US Quality Low Volatility Index Fund	$0.0851	$0.8607

FlexShares Emerging Markets Quality Low Volatility Index Fund	0.1463	0.8785

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.1708	2.2234

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.2759	1.6046

FlexShares ESG & Climate Developed Markets ex-US Core Index Fund	0.1386	1.3109

FlexShares ESG & Climate Emerging Markets Core Index Fund	0.1888	1.2186

FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.0492	1.1539

FlexShares STOXX Global Broad Infrastructure Index Fund	0.0846	0.9792

FlexShares Real Assets Allocation Index Fund	0.0388	0.5393

FlexShares International Quality Dividend Index Fund	0.1431	1.2626

FlexShares International Quality Dividend Defensive Index Fund	0.1105	1.2217

FlexShares International Quality Dividend Dynamic Index Fund	0.2174	1.8051

FLEXSHARES ANNUAL REPORT	525

Fund Expenses (Unaudited)

As a shareholder, you incur two types of costs:

(1) Transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2023.

The first line under each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2023.

The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchases or sales of Fund shares. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

526	FLEXSHARES ANNUAL REPORT

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/23	Expenses Paid During the Period*	Annualized Expense Ratio During Period

FlexShares® US Quality Low Volatility Index Fund

Actual	$1,000.00	$986.60	$1.10	0.22%

Hypothetical	$1,000.00	$1,024.10	$1.12	0.22%

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund

Actual	$1,000.00	$920.20	$1.55	0.32%

Hypothetical	$1,000.00	$1,023.59	$1.63	0.32%

FlexShares® Emerging Markets Quality Low Volatility Index Fund

Actual	$1,000.00	$968.40	$1.98	0.40%

Hypothetical	$1,000.00	$1,023.19	$2.04	0.40%

FlexShares® Morningstar US Market Factor Tilt Index Fund

Actual	$1,000.00	$1,003.20	$1.26	0.25%

Hypothetical	$1,000.00	$1,023.95	$1.28	0.25%

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

Actual	$1,000.00	$931.70	$1.90	0.39%

Hypothetical	$1,000.00	$1,023.24	$1.99	0.39%

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

Actual	$1,000.00	$979.50	$2.89	0.58%

Hypothetical	$1,000.00	$1,022.28	$2.96	0.58%

FlexShares® US Quality Large Cap Index Fund

Actual	$1,000.00	$1,024.20	$1.28	0.25%

Hypothetical	$1,000.00	$1,023.95	$1.28	0.25%

FlexShares® STOXX® US ESG Select Index Fund

Actual	$1,000.00	$1,018.60	$1.63	0.32%

Hypothetical	$1,000.00	$1,023.59	$1.63	0.32%

FlexShares® STOXX® Global ESG Select Index Fund

Actual	$1,000.00	$981.10	$2.10	0.42%

Hypothetical	$1,000.00	$1,023.09	$2.14	0.42%

FlexShares® ESG & Climate US Large Cap Core Index Fund

Actual	$1,000.00	$1,010.10	$0.46	0.09%

Hypothetical	$1,000.00	$1,024.75	$0.46	0.09%

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund

Actual	$1,000.00	$909.20	$0.58	0.12%

Hypothetical	$1,000.00	$1,024.60	$0.61	0.12%

FLEXSHARES ANNUAL REPORT	527

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/23	Expenses Paid During the Period*	Annualized Expense Ratio During Period

FlexShares® ESG & Climate Emerging Markets Core Index Fund

Actual	$1,000.00	$961.40	$0.89	0.18%

Hypothetical	$1,000.00	$1,024.30	$0.92	0.18%

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

Actual	$1,000.00	$924.30	$2.23	0.46%

Hypothetical	$1,000.00	$1,022.89	$2.35	0.46%

FlexShares® STOXX® Global Broad Infrastructure Index Fund

Actual	$1,000.00	$910.60	$2.26	0.47%

Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%

FlexShares® Global Quality Real Estate Index Fund

Actual	$1,000.00	$891.70	$2.15	0.45%

Hypothetical	$1,000.00	$1,022.94	$2.29	0.45%

FlexShares® Real Assets Allocation Index Fund(a)

Actual	$1,000.00	$911.80	$0.39	0.08%

Hypothetical	$1,000.00	$1,024.80	$0.41	0.08%

FlexShares® Quality Dividend Index Fund

Actual	$1,000.00	$1,000.20	$1.87	0.37%

Hypothetical	$1,000.00	$1,023.34	$1.89	0.37%

FlexShares® Quality Dividend Defensive Index Fund

Actual	$1,000.00	$997.50	$1.86	0.37%

Hypothetical	$1,000.00	$1,023.34	$1.89	0.37%

FlexShares® International Quality Dividend Index Fund

Actual	$1,000.00	$948.80	$2.31	0.47%

Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%

FlexShares® International Quality Dividend Defensive Index Fund

Actual	$1,000.00	$954.80	$2.32	0.47%

Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%

FlexShares® International Quality Dividend Dynamic Index Fund

Actual	$1,000.00	$943.70	$2.30	0.47%

Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

Actual	$1,000.00	$986.80	$0.90	0.18%

Hypothetical	$1,000.00	$1,024.30	$0.92	0.18%

528	FLEXSHARES ANNUAL REPORT

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/23	Expenses Paid During the Period *	Annualized Expense Ratio During Period

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

Actual	$1,000.00	$956.80	$0.89	0.18%

Hypothetical	$1,000.00	$1,024.30	$0.92	0.18%

FlexShares® Disciplined Duration MBS Index Fund

Actual	$1,000.00	$964.90	$0.99	0.20%

Hypothetical	$1,000.00	$1,024.20	$1.02	0.20%

FlexShares® Credit-Scored US Corporate Bond Index Fund

Actual	$1,000.00	$973.60	$1.09	0.22%

Hypothetical	$1,000.00	$1,024.10	$1.12	0.22%

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

Actual	$1,000.00	$883.80	$1.00	0.21%

Hypothetical	$1,000.00	$1,024.15	$1.07	0.21%

FlexShares® High Yield Value-Scored Bond Index Fund

Actual	$1,000.00	$1,000.90	$1.82	0.36%

Hypothetical	$1,000.00	$1,023.39	$1.84	0.36%

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund

Actual	$1,000.00	$939.30	$0.59	0.12%

Hypothetical	$1,000.00	$1,024.60	$0.61	0.12%

FlexShares® Ultra-Short Income Fund

Actual	$1,000.00	$1,026.30	$1.28	0.25%

Hypothetical	$1,000.00	$1,023.95	$1.28	0.25%

FlexShares® Core Select Bond Fund(a)

Actual	$1,000.00	$936.40	$1.27	0.26%

Hypothetical	$1,000.00	$1,023.89	$1.33	0.26%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Fund(s) in which the Fund invests.

FLEXSHARES ANNUAL REPORT	529

Trustees and Officers (Unaudited)

NON-INTERESTED TRUSTEES

Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee(4)
Sarah N. Garvey Year of Birth: 1952	Trustee	July 2011 to present	• Chairman of the Board of Navy Pier from 2011 to 2013 and Member of the Board from 2011 to 2020; • Member of the Board of Directors of The Civic Federation since 2004; • Member of the Executive Committee and Chairman of the Audit and Risk Committee since 2017 and Trustee of the Art Institute of Chicago since 2011.	30	None
Philip G. Hubbard Year of Birth: 1951	Trustee	July 2011 to present

•  Managing Partner of Solidian Fund, LP and Solidian Management, LLC (a fund of hedge funds platform for family and friends investments) since 2001;

•  President of Hubbard Management Group, LLC (a personal investment vehicle) since 2001;

•  Chairman of the Board of Trustees of the Wheaton College Trust Company, N. A. from 2004 to 2022;

•  Member of the Board of Trustees of Wheaton College from 1998 to 2022;

•  Chairman of the Board of Directors of the English Language Institute/China (a nonprofit educational organization) since 1993;

•  Member of the Board of First Cup, LLC (restaurant franchising) since 2014.

				30	None

530	FLEXSHARES ANNUAL REPORT

Trustees and Officers (cont.)

Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee(4)
Eric T. McKissack Year of Birth: 1953	Trustee and Chairman	July 2011 to present	• CEO Emeritus and Founder; CEO and Founder from 2004 to 2020 of Channing Capital Management, LLC (an SEC registered investment adviser); • Member of the Board of Trustees, the Investment Committee, and the Finance Committee of the Art Institute of Chicago since 2002; • Member of the Board of Grand Victoria Foundation since 2011; • Member of the Board of the Graham Foundation since 2014. • Member of the Board of Terra Foundation since 2021	30	Morgan Stanley Pathway Funds (formerly, Consulting Group Capital Markets Funds) (11 Portfolios) Since April 2013, Farmer Mac (NYSE: AGM) since February 2021

INTERESTED TRUSTEE
Darek Wojnar(5) Year of Birth: 1965	Trustee	December 2018 to present

•  Director and Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Investments Inc. since 2018;

•  Managing Member of the Wojnar Group LLC (a publishing industry consulting company) since 2013;

•  Head of Exchange-Traded Funds at Hartford Funds from2016 to 2017 and Managing Director of Lattice Strategies LLC from 2014 to 2016;

•  Managing Director and Head of US iShares Product at BlackRock (including Barclays Global Investors acquired by BlackRock) from 2005 to 2013 and the Equity Long/Short Opportunities Fund (formerly, NT Equity Long/Short Strategies Fund) from 2011 to 2019.

				30	Northern Funds (43 Portfolios) since January 1, 2019 and Northern Institutional Funds (6 Portfolios) since January 1, 2019

(1)

Each Non-Interested Trustee may be contacted by writing to the Trustee, c/o Paulita Pike, Ropes & Gray LLP, 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606. Mr. Wojnar may be contacted by writing to him at 50 S. LaSalle St., Chicago, IL 60603.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust.

(3)	The “Fund Complex” consists of the Trust.

(4)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Wojnar is deemed to be an “interested” Trustee because he is an officer of NTl and its parent company.

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and is available, without charge, upon request by contacting the Fund directly at (855) 933-6287.

FLEXSHARES ANNUAL REPORT	531

Trustees and Officers (cont.)

OFFICERS
Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Darlene Chappell Year of Birth: 1963 50 South LaSalle Street Chicago, IL 60603	Anti-Money Laundering Officer	July 2011 to present	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., Northern Funds, Northern Institutional Funds, and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009, 50 South Capital Advisors, LLC since 2015 and Belvedere Advisors LLC since September 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006, and the Equity Long/Short Opportunities Fund (formerly NT Equity Long/ Short Strategies Fund) from 2011 to 2019.
Tim Handell Year of Birth: 1989 50 South LaSalle Street Chicago, IL 60603	Assistant Secretary	December 2022 to present	Senior Counsel and Senior Vice-President of The Northern Trust Company since November 2021; Assistant Secretary of FlexShares® Trust since December 2022; Assistant General Counsel of Legal & General Investment Management America, Inc. from March 2021 to November 2021; Associate Counsel of Legal & General Investment Management America, Inc. from March 2017 to March 2021.
Jose J. Del Real, Esq. Year of Birth: 1977 50 South LaSalle Street Chicago, IL 60603	Secretary	December 2018 to present	Assistant General Counsel and Senior Vice President of The Northern Trust Company since August 2020; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from March 2017 to July 2020; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Secretary of Northern Funds and Northern Institutional Funds since November 2018; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from May 2015 to November 2018; Assistant Secretary of FlexShares Trust from June 2015 to December 2018.
Maya Teufel Year of Birth: 1972 50 South LaSalle Street Chicago, IL 60603	Chief Compliance Officer	July 2019 to present	Chief Compliance Officer of FlexShares Trust since July 2019; Chief Compliance Officer of Northern Trust Investments, Inc. since July 2019; Co-Head of U.S. Regulatory Compliance Group of Goldman Sachs Asset Management, LP from September 2016 to June 2019.
Randal E. Rein Year of Birth: 1970 50 South Lasalle Street Chicago, IL 60603	Treasurer and Principal Financial Officer	July 2011 to present	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer of Northern Funds and Northern Institutional Funds since 2008; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.
Peter K. Ewing Year of Birth: 1958 50 South LaSalle Street Chicago, IL 60603	President	March 2017 to present	President of Northern Funds, Northern Institutional Funds and the Trust since March 2017; Vice President of the Trust from July 2011 to February 2017; Director of Product Management, ETFs & Mutual Funds, and Director of Northern Trust Investments, Inc. since March 2017; Senior Vice President of, The Northern Trust Company and Northern Trust Investments, Inc., since September 2010; Director of ETF Product Management of, Northern Trust Investments, Inc. from September 2010 to February 2017.

532	FLEXSHARES ANNUAL REPORT

Trustees and Officers (cont.)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Craig R. Carberry, Esq. Year of Birth: 1960 50 South LaSalle Street Chicago, IL 60603	Chief Legal Officer	June 2019 to present	Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Chief Legal Officer and Secretary of Belvedere Advisors LLC since September 2019; Deputy General Counsel and Senior Vice President of The Northern Trust Company since August 2020; Associate General Counsel and Senior Vice President at The Northern Trust Company from June 2015 to 2021; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011-2019; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018.
Christopher P. Fair Year of Birth: 1982 50 South LaSalle Street Chicago, IL 60603	Vice President	June 2019 to present	Vice President, The Northern Trust Company since March 2020; ETF Services Manager, Northern Trust Investments, Inc. since June 2019; Second Vice President, The Northern Trust Company from November 2015 to March 2020; ETF Product Manager, Northern Trust Investments, Inc. from November 2015 to June 2019.
Himanshu S. Surti Year of Birth: 1974 50 South LaSalle Street Chicago, IL 60603	Vice President	December 2020 to present	Director, ETF Product Management, Northern Trust Investments, Inc. since November 2020; Senior Vice President, The Northern Trust Company since November 2020; Portfolio Manager and Chief Operating Officer, Cambria Investment Management from June 2014 to November 2020; Vice President, Cambria ETF Trust from March 2018 to November 2020.

(1)	Officers hold office at the pleasure of the Board until their successors are duly elected and qualified, or until their death, resignation, or disqualification.

FLEXSHARES ANNUAL REPORT	533

Approval of Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”) of the FlexShares Trust (the “Trust”) oversees the management of the Trust and each separate series of the Trust covered in this report (each, a “Fund” and, collectively, the “Funds”) and, as required by law, determines whether to approve the Trust’s investment advisory and ancillary services agreement (the “Advisory Agreement”) with Northern Trust Investments, Inc. (the “Adviser”), an indirect subsidiary of the Northern Trust Corporation.

* * * * *

At a meeting on June 22, 2023 (the “June Meeting”), the Board, including all of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (the “Independent Trustees”), considered whether to approve the continuation of the Advisory Agreement between the Adviser and the Trust, on behalf of each Fund.

In advance of, and in preparation for, the Trustees’ consideration of the Advisory Agreement at the June Meeting, the Trustees received written materials relating to the Advisory Agreement and had the opportunity to ask questions and request further information in connection with their consideration. At the June Meeting, the Trustees considered the Adviser’s presentations and discussed all of the information that had been provided. Among other things, the Board considered comparisons with other funds in relevant peer universes and peer groups that had been determined by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of fund data, which included, among other things, the following information: (1) a description of the types of funds chosen by Broadridge to compare to each Fund; (2) comparative performance data for each Fund; (3) data on each Fund’s expenses and fees; and (4) comparative fee data for each Fund’s respective peer group, including comparisons of advisory fees and total expense ratios. In considering the Advisory Agreement, the Independent Trustees met with their independent legal counsel separately from the “interested” Trustee of the Trust and officers and employees of the Adviser. After evaluating all the materials, the Trustees, including the Independent Trustees, concluded that the Advisory Agreement was in the best interest of each of the

Funds and their shareholders and approved the continuation of the Advisory Agreement on behalf of the Funds.

The material factors and conclusions that formed the basis for the Trustees reaching their determination to approve the continuation of the Advisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by the Adviser to each Fund. The Board also considered the Adviser’s responsibilities under the Advisory Agreement to perform securities trading services and ancillary services including, among other things: (i) filing reports with the SEC, (ii) periodically updating the Trust’s registration statement, (iii) establishing and maintaining the Funds’ website to comply with regulatory requirements, (iv) monitoring anticipated purchases and redemptions of creation units by shareholders and new investors, (v) providing information and assistance as required by the Trust’s administrator and fund accountant in connection with the Trust’s shares, and (vi) providing assistance in connection with the operations of the Trust generally.

The Board also considered the quality of the Adviser’s resources that are made available to the Trust. The Board noted the Adviser’s and its affiliates’ financial position, stability and commitment to growing their exchange-traded funds (“ETFs”) business. The Board also considered the operation and strength of the Adviser’s compliance program.

The Board noted that Foreside Fund Services, LLC, an entity unaffiliated with the Adviser, provides distribution services to the Funds and that JPMorgan Chase Bank, N.A., also an unaffiliated entity, provides custody, transfer agency, securities lending and fund administration support services, and that these service provider arrangements were relevant to the Board’s considerations of the totality of the circumstances surrounding renewal of the Advisory Agreement. The Board concluded that each Fund benefited from the services provided under the Advisory Agreement and as a result of the Adviser’s operations, resources, experience, reputation and personnel.

534	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

Performance, Fees and Expenses

The Board considered that, unlike FlexShares® Ultra-Short Income Fund and FlexShares® Core Select Bond Fund (each, an “Active Fund”), the investment objective of each Fund other than the Active Funds (each, an “Index Fund”) is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified index (each, an “Underlying Index”). The Board considered the Adviser’s explanation that performance information with respect to funds in relevant peer universes and peer groups selected by Broadridge is only one of several comparative data points and that none of the peer funds sought to track an index that was the same as any Index Fund’s Underlying Index. The Board considered the information that the Adviser provided regarding the difference between each Fund’s performance, after fees and expenses, and the performance of its Underlying Index or benchmark index (as applicable) over certain periods of time, including as noted further below, ended March 31, 2023 (the “Tracking Difference”). The Board considered the Adviser’s expectations for each Index Fund’s Tracking Difference and noted the Adviser’s view that all instances of Tracking Difference for the Index Funds reflect results well within appropriate expectations after taking into account (i) all of the factors that affect Tracking Difference and (ii) the ancillary objectives of minimizing portfolio transaction costs and tax-related inefficiencies.

The Board also considered comparative performance, fee and expense information of each Fund provided by Broadridge. The Broadridge comparisons ranked each Fund in various quintiles over certain periods of time, including as noted further below, ended March 31, 2023, with the first quintile being the lowest or best 20% of the funds in terms of fund cost and fund performance, respectively. The Board noted that, in certain cases, the Broadridge peer funds included funds sponsored by an “at cost” service provider and that there were limitations in providing comparable peer funds.

The Board considered that the Adviser contractually agreed to reimburse the portion of the operating expenses of each Fund until at least March 1, 2024, so that, after such reimbursement, the total annual fund operating expenses of a Fund, excluding any acquired fund fees and expenses, expressed as a percentage of average daily net assets, does not exceed an amount equal to the sum of (i) the Fund’s advisory fee rate and (ii) 0.0049% (the “Expense Reimbursement Agreement”).

In reaching its determinations, the Board considered a large amount of data provided by the Adviser in response to a written request previously submitted by the Independent Trustees to the Adviser. Among the information considered by the Board was the following information:

Index Funds:

FlexShares® Morningstar US Market Factor Tilt Index Fund (TILT)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by 20 basis points or less for all periods, except for the three-year period in which the Fund’s performance differed from the performance of the Underlying Index by less than 35 basis points. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, number of holdings and approach to portfolio and trade construction.

The Board also considered that the Fund’s performance was in the third quintile of its performance universe for the one-year, five-year and ten-year periods and in the first quintile for the three-year period.

The Board noted that the Fund’s advisory fee net of waivers (“Net Advisory Fee”) was less than one basis point higher than its expense group median, and the Fund’s contractual advisory fee (“Contractual Advisory Fee”) and total expense ratio (which represents the total cost to investors) were below its expense group median.

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (TLTD)

The Board considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for the five-year period and differed from the performance of the Underlying Index by less than 10 basis points for the remaining periods. The Board considered the factors that influenced the Fund’s Tracking Difference

FLEXSHARES ANNUAL REPORT	535

Approval of Advisory Agreement (cont.)

including, among other things, dividend-related tax differentials, the use of futures, transaction costs and number of holdings.

The Board also considered that the Fund’s performance ranked in the second quintile of its performance universe for the ten-year period, the third quintile for the five-year period, the fourth quintile for the three-year period, and the fifth quintile for the one-year period. The Board considered the Adviser’s assertion that it takes a thoughtful and disciplined approach to portfolio and trade construction to find the optimal balance between the effects of transaction costs and a level of sampling that seek to achieve the characteristics and performance of the benchmark. In this regard, it was noted that having a high number of holdings can increase transaction costs relative to peer funds. The Board also considered the Adviser’s assertion that for the one-year period ended March 31, 2023, securities selection related to market capitalization detracted from performance.

The Board took into account that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee, and Contractual Advisory Fee were higher than its expense group median and its total expense ratio was within 4 basis points of its expense group median.

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (TLTE)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 100 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, the use of futures, transaction costs, securities selection, dividend tax differentials compounding of tracking difference and number of holdings.

The Board noted that the Fund’s performance ranked in the second quintile of its performance universe for the three-year period and in the third quintile for the remaining periods.

The Board and Adviser agreed to a voluntary expense reduction in the management fee for the Fund from 0.59% to 0.57% for one-year, effective June 26, 2023, with a corre-

sponding reduction of the Adviser’s expense limitation agreement with the Fund’s trust.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and its total expense ratio was within 0.15% of its expense group median.

FlexShares® US Quality Large Cap Index Fund (QLC)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its

Underlying Index by 40 basis points or less for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, compounding of tracking difference, transaction costs, the use of futures and securities selection.

The Board noted that the Fund’s performance ranked in the second quintile of its performance universe for the three-year period, the third quintile for the one-year period and the fifth quintile for all remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and considered this in light of the Fund’s performance.

FlexShares® STOXX® US ESG Select Index Fund (ESG)

The Board considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including dividend-related tax differentials and transaction costs.

The Board also considered that the Fund’s performance ranked in the first quintile of its performance universe for all periods, except for the one-year period when the Fund’s performance ranked in the third quintile.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and considered this in light of the Fund’s performance.

536	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

FlexShares® STOXX® Global ESG Select Index Fund (ESGG)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 15 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, dividend-related tax differentials, securities selection, transaction costs and the use of futures.

The Board noted that the Fund’s performance ranked in the first quintile of its performance universe for all periods, except for the one-year period when the Fund’s performance ranked in the fourth quintile.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and considered this in light of the Fund’s performance.

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (GUNR)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 90 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, compounding, the use of futures, securities selection, transaction costs, Indian capital gains tax accruals and dividend tax differentials.

The Board also considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the one-year period, in the fifth quintile for the third-year period and in the first quintile for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median.

FlexShares® STOXX® Global Broad Infrastructure Index Fund (NFRA)

The Board considered that the Fund’s performance, after fees and expenses, exceeded the performance of its Under-

lying Index for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, compounding, the use of futures, securities selection, transaction costs, Indian capital gains tax accruals and dividend tax differentials.

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year period and in the fourth quintile for all remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and considered this in light of the Fund’s performance.

FlexShares® Global Quality Real Estate Index Fund (GQRE)

The Board considered that the Fund’s performance, after fees and expenses, exceeded the performance of its Underlying Index for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, securities selection, dividend-related tax differentials, compounding, transaction costs and the use of futures.

The Board also considered that the Fund’s performance ranked in the fifth quintile of its performance universe for the one-year and five-year periods, in the third quintile for the since inception period, and the fourth quintile for the three-year period.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) and Contractual Advisory Fee were lower than its expense group median while its Net Advisory Fee was equal to its expense group median and considered this in light of the Fund’s performance.

FlexShares® Real Assets Allocation Index Fund (ASET)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by 15 basis points or less for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, the selections for exposure to certain asset classes.

FLEXSHARES ANNUAL REPORT	537

Approval of Advisory Agreement (cont.)

The Board noted that the Fund’s performance was in the fourth quintile of its performance universe for the one-year period, in the third quintile for the three-year period, and in the second quintile for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) and Net Advisory Fee were lower than its expense group median and the Fund’s Contractual Advisory Fee was higher than its expense group median. The Board noted that the Fund’s Contractual Advisory Fee was within 0.07% of its expense group median Contractual Advisory Fee. The Board also considered that the Adviser had agreed to a contractual expense reduction in the management fee for the Fund from 0.57% to 0.49% per annum, with a corresponding reduction of the Adviser’s expense limitation agreement with the Fund’s trust.

FlexShares® Quality Dividend Index Fund (QDF)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 60 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, transaction costs, the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index, and stock selection.

The Board also considered that the Fund’s performance ranked in the second quintile for the ten-year period, in the third quintile for the three-year period, and in the fourth quintile for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee, and Contractual Advisory Fee were higher than its expense group median.

FlexShares® Quality Dividend Defensive Index Fund (QDEF)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 60 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, transaction costs, stock selection, and the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index.

The Board considered that the Fund’s performance ranked in the second quintile for the one-year and ten-year periods, the third quintile for the five-year period, and the fourth quintile for the three-year period.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee, and Contractual Advisory Fee were higher than its expense group median.

FlexShares® Quality Dividend Dynamic Index Fund (QDYN)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 60 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, stock selection, transaction costs, and the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index.

The Board also considered that the Fund’s performance ranked in the first quintile for the three-year and ten-year periods, in the second quintile for the five-year period, and in the fourth quintile for the one-year period.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee, and Contractual Advisory Fee were higher than its expense group median. The Board also considered that the Fund would be reorganized into the FlexShares Quality Dividend Index Fund (QDF) on or about June 30, 2023.

FlexShares® International Quality Dividend Index Fund (IQDF)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 40 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, Indian capital gains tax accruals, the use of broad equity index futures used to equitize cash and accruals which can perform

538	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

differently than the Fund’s index, stock selection, dividend tax differentials whereby the Fund may be eligible for different tax withholding and transaction costs.

The Board also considered that the Fund’s performance ranked in the third quintile for the three-year period and the fourth quintile for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee, and Contractual Advisory Fee were equal to its expense group median.

FlexShares® International Quality Dividend Defensive Index Fund (IQDE)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 50 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, differences in security-level weights relative to the Underlying Index which can be impacted by multiple factors including, but not limited to, pending corporate actions, round lot conventions, multiple share classes, transaction cost minimization, and security specific liquidity constraints, the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index trade related stamp taxes in certain foreign jurisdictions and transaction costs.

The Board also considered that the Fund’s performance ranked in the fifth quintile for all periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee, and Contractual Advisory Fee were equal to its expense group median.

At the June Meeting, the Board was advised by the Adviser that the reorganization of IQDE into FlexShares® International Quality Dividend Index Fund (IQDF) would not occur on or about June 30, 2023 as originally scheduled given that the reorganization would not be able to be consummated at such time as a tax-free reorganization as required by the agreement and plan of reorganization.

FlexShares® International Quality Dividend Dynamic Index Fund (IQDY)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 45 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, dividend tax differentials, differences in security-level weights relative to the Underlying Index which can be impacted by multiple factors including, but not limited to, pending corporate actions, round lot conventions, multiple share classes, transaction cost minimization, and security specific liquidity constraints, the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index, trade related stamp taxes in certain foreign jurisdictions and accruals from India capital gains taxes that can differ from the Underlying Index.

The Board also considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the one-year period, in the third quintile for the five-year period, and in the first or second quintile for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee, and Contractual Advisory Fee were equal to its expense group median.

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund (TDTT)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 25 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, shifts in interest rates and liquidity and trading costs.

The Board also considered that the Fund’s performance ranked in the first quintile of its performance universe for all periods.

The Board took into account that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than

FLEXSHARES ANNUAL REPORT	539

Approval of Advisory Agreement (cont.)

its expense group median and the Fund’s total expense ratio was within 0.06% of its expense group median.

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund (TDTF)

The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 30 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, pricing differences, security positioning, liquidity considerations and interest rates.

The Board also considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-year period, in the third quintile for the three-year period, and the first quintile for the remaining periods.

The Board took into account that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and the Fund’s total expense ratio was within 0.06% of its expense group median.

FlexShares® Disciplined Duration MBS Index Fund (MBSD)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by less than 80 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, pricing differences and liquidity and trading costs. The Board also considered that the Fund’s Underlying Index generally achieves its target duration with fewer constituents than its peer indices, and that the Adviser utilizes a representative sampling strategy to manage the Fund.

The Board also considered that the Fund’s performance ranked in the first quintile for the one-year period and in the second or third quintile of its performance universe for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee, and Contractual Advisory Fee were higher than its expense group median. The Board noted its total expense ratio was within 0.17% of its expense group median.

FlexShares® Credit-Scored US Corporate Bond Index Fund (SKOR)

The Board considered the Fund’s performance for the one-, three-, five-year and since inception periods. The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 70 basis points for the one-year period and exceeded the performance of its Underlying Index by more than 200 basis points for the since inception period. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, shifts in interest rates, liquidity and trading costs, security selection, and pricing differences.

The Board also considered that the Fund’s performance ranked in the first quintile for the one-year and five-year periods, in the second quintile for the three-year period, and in the third quintile for the since inception period.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and its total expense ratio was within 0.08% of its expense group median. The Board considered this in the context of the Fund’s performance against its Underlying Index.

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (LKOR)

The Board considered the Fund’s performance for the one-, three-, five-year and since inception periods. The Board considered that the Fund’s performance, after fees and expenses, differed from the performance of its Underlying Index by less than 85 basis points for the one-year period and exceeded the performance of its Underlying Index by more than 690 basis points for the since inception period. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, pricing differences, shifts in interest rates, liquidity and trading costs, and security selection. The Board also considered that the Adviser utilizes a representative sampling strategy to manage the Fund.

The Board also considered that the Fund’s performance ranked in the fifth quintile for the one-year and three-year

540	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

periods, in the third quintile for the five-year period, and the first quintile of its performance universe for the since inception period.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and its Fund’s total expense ratio was within 0.08% of its expense group median. The Board considered this in the context of the Fund’s performance.

The Board and Adviser agreed to a voluntary expense reduction in the management fee for the Fund from 0.22% to 0.20% for one-year, effective June 26, 2023, with a corresponding reduction of the Adviser’s expense limitation agreement with the Fund’s trust.

FlexShares® High Yield Value-Scored Bond Index Fund (HYGV)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by less than 180 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, liquidity and trading costs, shifts in interest rates, security selection and pricing differences.

The Board also considered that the Fund’s performance ranked in the fifth quintile of its performance universe for the one-year period and in the second quintile for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and its total expense ratio was within 0.03% of its expense group median.

The Board and Adviser agreed to a voluntary expense reduction in the management fee for the Fund from 0.37% to 0.35% for one-year, effective June 26, 2023, with a corresponding reduction of the Adviser’s expense limitation agreement with the Fund’s trust.

FlexShares® US Quality Low Volatility Index Fund (QLV)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by 30 basis points or less for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, the compounding effect of tracking error in periods of high volatility, the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index, and transaction costs.

The Board also considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year period, the fourth quintile for the three-year period, and the third quintile for the since inception period.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were lower than its expense group median.

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (QLVD)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by less than 25 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, dividend tax differential, stock selection, transaction costs, and the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index.

The Board also considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year period and in the fifth quintile for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors) and Net Advisory Fee were higher than its expense group median, while its Contractual Advisory Fee was lower than its expense group median. The Board noted that the Fund’s Net Advisory Fee was within 0.01% of its expense group median.

FlexShares® Emerging Markets Quality Low Volatility Index Fund (QLVE)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by less

FLEXSHARES ANNUAL REPORT	541

Approval of Advisory Agreement (cont.)

than 90 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, , the use of broad equity index futures to equitize cash and accruals, Indian capital gains tax accruals, transaction costs, stock selection, and compounding of tracking difference.

The Board also considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-year period and in the fourth quintile for the remaining periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were lower than its expense group median.

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund (FEDM)

The Board considered that the Fund’s performance, after fees and expenses, exceeded its Underlying Index by three basis points for the one-year period and more than five basis points since inception. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, dividend tax differential, stock selection, transaction costs, the compounding of tracking difference, and the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index.

The Board also considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the one-year period and in the third quintile since inception. Further, the Board considered the Fund’s relatively short performance record and noted that it would be prudent to allow the Adviser more time to develop the Fund’s performance record.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were lower than its expense group median.

FlexShares® ESG & Climate US Large Cap Core Index Fund (FEUS)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by less than 15 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, transaction costs, the use of broad equity index futures used to equitize cash and accruals which can perform differently than the Fund’s index, and compounding of tracking difference.

The Board also considered that the Fund’s performance ranked in the second quintile of its performance universe since inception and in the third quintile for the one-year period. Further, the Board considered the Fund’s relatively short performance record and noted that it would be prudent to allow the Adviser more time to develop the Fund’s performance record.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were lower than its expense group median.

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund (FEIG)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by 55 basis points or less for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, differences in pricing sources, liquidity and trading costs, shifts in interest rates, and security selection.

The Board also considered that the Fund’s performance ranked in the third quintile of its performance universe for all periods. Further, the Board considered the Fund’s relatively short performance record and noted that it would be prudent to allow the Adviser more time to develop the Fund’s performance record.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were lower than its expense group median.

542	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (FEHY)

The Board considered that the Fund’s performance, after fees and expenses, differed from its Underlying Index by less than 80 basis points for all periods. The Board considered the factors that influenced the Fund’s Tracking Difference including, among other things, differences in pricing sources, liquidity and trading costs, shifts in interest rates, and security selection.

The Board also considered that the Fund’s performance ranked in the fourth quintile of its performance universe for all periods.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were lower than its expense group median.

The Board considered that the Fund was scheduled to be liquidated on or about July 10, 2023.

FlexShares® ESG & Climate Emerging Markets Core Index Fund (FEEM)

The Board considered the Fund’s performance, after fees and expenses, equaled its Underlying Index since inception. The Board also considered that the Fund’s performance ranked in the fourth quintile of its performance universe since inception. Further, the Board considered the Fund’s relatively short performance record and noted that it would be prudent to allow the Adviser more time to develop the Fund’s performance record.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were lower than its expense group median.

Active Funds:

FlexShares® Ultra-Short Income Fund (RAVI)

The Board considered that the Fund’s performance ranked in the third quintile for the one-year and three-year periods and the second quintile for the remaining periods. The Board also considered that the Fund outperformed its benchmark index for the three-, five-and ten-year periods and underperformed its benchmark index for the one-year period The Board also considered information provided by the Adviser with regard to the Fund’s performance against certain peer funds identified by the Adviser. In this regard, the Board considered the Adviser’s assertion that consistent with the Adviser’s capital market assumptions, the Fund’s portfolio composition has generally been characterized by longer duration and higher credit quality than certain peer funds.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were higher than its expense group median and the Fund’s total expense ratio was within 0.06% of its expense group median.

FlexShares® Core Select Bond Fund (BNDC)

The Board considered that the Fund’s performance ranked in the second quintile for the one-year period and in the third or fourth quintile of its performance universe for the remaining periods. The Board also considered that the Fund outperformed its benchmark index for the three-year period and underperformed its benchmark index for all remaining periods. The Board also considered information provided by the Adviser with regard to the Fund’s performance against certain peer funds identified by the Adviser. In this regard, the Board considered the Adviser’s assertion that relative to such peers, the Fund has historically been overweight to treasury securities and investment grade corporate bonds and, as such, the peer funds have historically benefited during risk-on market environments through heavier allocations to securitized debt instruments and lower credit quality securities.

The Board considered that the Fund’s total expense ratio (which represents the total cost to investors), Net Advisory Fee and Contractual Advisory Fee were lower than its expense group median. The Board also considered that the Adviser had agreed to waive a portion of its advisory fee and/or reimburse operating expenses in an amount equal to any acquired fund fees and expenses incurred by the Fund that were attributable to its investment in other Funds.

FLEXSHARES ANNUAL REPORT	543

Approval of Advisory Agreement (cont.)

Costs of Services and Profits of the Adviser

The Board considered the unitary fee structure and the expenses for each Fund and noted that, under the Advisory Agreement, the Adviser was responsible for most expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Board considered that the Adviser was not responsible under the Advisory Agreement for certain expenses, including the fees and expenses of the Trust’s Independent Trustees and their independent legal counsel, litigation expenses and other extraordinary expenses.

The Board considered the advisory fee for each Fund as compared to that of other comparable funds in relation to its respective Broadridge median. The Board considered the Adviser’s explanation that each Index Fund’s advisory fee (both gross and net of waivers) compared favorably with its respective Broadridge median advisory fee (both gross and net of waivers) for comparable funds set forth in the Broadridge report, especially taking into account, among other factors, important differences between the indexes upon which such comparable funds are based and each Index Fund’s Underlying Index, including in certain cases differences between the number of portfolio holdings for comparable funds and the Funds. The Board considered the advisory fee schedules for other accounts with similar investment advisory mandates as those of the Funds, noting that there were no comparable accounts for certain of the Funds. The Board considered (a) the differences in managing ETFs versus separately managed accounts which involve daily purchase and redemption activity along with robust regulatory and governance requirements; and (b) the Funds’ unitary fee structure.

The Board examined the Adviser’s profitability information provided by the Adviser, and the Trustees considered that the Adviser was profitable on a pre-distribution basis but not on a post-distribution basis. The Board considered that the Adviser’s potential for profitability would continue to be subject to financial uncertainties and risks. The Board also considered that the Adviser would continue to develop and offer additional new products in efforts to complete the overall integrity of the Trust’s product suite, consistent with its product strategy, and that these products may expose the Adviser to additional financial risks and uncertainties.

Economies of Scale

The Board considered whether the Adviser may realize economies of scale in managing and supporting the Funds. The Board reviewed each Fund’s fee arrangements, which did not include breakpoints, and considered that, in light of the unitary fee structure, the Adviser’s profitability from its services to the Trust and the significant investment that the Adviser had made and continues to make in the Trust, breakpoints were not necessary at this time. The Board also noted the Expense Reimbursement Agreement.

Other Benefits to the Adviser

In addition to considering the profits that may be realized by the Adviser, the Board considered information regarding other direct and indirect benefits the Adviser may receive as a result of its relationship with the Funds, including whether any compensation would be paid to its affiliates. The Board also considered that some of the Funds’ shareholders have other client relationships with the Adviser or its affiliates. The Board also reviewed the extent to which the Adviser and its other clients, as well as the Funds, benefit from receipt of the research products and services generated by the Funds.

The Board, including the Independent Trustees, considered the data provided by the Adviser and concluded that sufficient information had been provided to allow them to evaluate the terms of the Advisory Agreement and each Fund’s investment advisory fee. They determined that each Fund’s advisory fee was reasonable in light of the services provided and the performance achieved by the Fund.

544	FLEXSHARES ANNUAL REPORT

Supplemental Information (Unaudited)

Premium/Discount Information

Information about the differences between the daily market prices on secondary markets for shares of the Funds and the Funds’ net asset values for various time periods, as applicable, is available by visiting the Funds’ website at flexshares.com

FLEXSHARES ANNUAL REPORT	545

For More Information (Unaudited)

Portfolio Holdings

FlexShares® Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Proxy Voting

FlexShares® Trust Proxy Voting Policies and Procedures are available upon request and without charge by calling 1-855-FLEXETF (1-855-353-9383) or by visiting the Funds’ website flexshares.com or the SEC’s website at sec.gov. Each Fund’s portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by calling 1-855-FLEXETF (1-855-353-9383) or by visiting the SEC’s website at sec.gov.

546	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

50 S. LaSalle Street

Chicago, IL 60603

800.595.9111

www.flexshares.com

FlexShares® is a registered trademark of NTI. Morningstar® is a registered trademark of Morningstar, Inc. (“Morningstar”). Morningstar® US Market Factor Tilt IndexSM, Morningstar® Developed Markets ex-US Factor Tilt IndexSM, Morningstar® Emerging Markets Factor Tilt IndexSM, and Morningstar® Global Upstream Natural Resources IndexSM are service marks of Morningstar, Inc. STOXX and its licensors (the “Licensors”) have no relationship to FlexShares® Trust other than the licensing of the STOXX® USA ESG Select KPIs Index, STOXX® Global ESG Select KPIs Index and STOXX® Global Broad Infrastructure Index and the related trademarks for use in connection with the FlexShares® STOXX® US ESG Select Index Fund, FlexShares® STOXX® Global ESG Select Index Fund and FlexShares® STOXX® Global Broad Infrastructure Index Fund, respectively. The iBoxx 3-Year Target Duration TIPS Index and iBoxx 5-Year Target Duration TIPS Index are each the property of Markit North America, Inc. (“Markit”) and have been licensed for use in connection the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, respectively. Northern Trust Quality Low Volatility IndexSM, Northern Trust Developed Markets ex-US Quality Low Volatility IndexSM, Northern Trust Emerging Markets Quality Low Volatility IndexSM, Northern Trust Quality Large Cap IndexSM, Northern Trust Quality Dividend IndexSM, Northern Trust Quality Dividend Defensive IndexSM, Northern Trust International Quality Dividend IndexSM, Northern Trust International Quality Dividend Defensive IndexSM, Northern Trust Global Quality Real Estate IndexSM, Northern Trust Credit-Scored US Corporate Bond IndexSM, Northern Trust Credit-Scored US Long Corporate Bond IndexSM, Northern Trust Real Assets Allocation IndexSM, Northern Trust High Yield US Corporate Bond IndexSM, and Northern Trust High Yield Value-Scored US Corporate Bond IndexSM are service marks of NTI and have been licensed for use by FlexShares Trust. The ICE® BofA® Constrained Duration US Mortgage Backed Securities IndexSM are trademarks of ICE Data Indices, LLC or its affiliates (“ICE”) and have been licensed for use by NTI.

FS00058-1223

b.)	A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable.

Item 2. Code of Ethics.

(a)

As of the end of the period, October 31, 2023, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not Applicable.

(c)	The Registrant has amended its Code of Ethics during the period covered by this report.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

(e)	Not Applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Philip G. Hubbard is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

In response to Items 4(a)-4(d), aggregate fees for professional services rendered for FlexShares® Trust by Deloitte & Touche, LLP (“Deloitte”) for the fiscal years ended October 31, 2023 and October 31, 2022 were:

	2023
	All fees and services to the Trust that were pre-approved		All fees and services to Service Affiliates(a) that were pre- approved
Audit Fees	$727,500		N/A
Audit Related Fees(b)	$0		$0
Tax Fees(c)	$84,630	(1)	$0
All Other Fees(d)	$0		$0

Total:	$812,130		$0

	2022
	All fees and services to the Trust that were pre-approved		All fees and services to Service Affiliates(a) that were pre- approved
Audit Fees	$736,000		N/A
Audit Related Fees(b)	$0		$0
Tax Fees(c)	$83,200	(1)	$0
All Other Fees(d)	$0		$0

Total:	$819,200		$0

(1)	Amounts relate to tax fees for the review of federal income tax returns, excise tax returns and year end distribution calculations.

(a)

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by Deloitte for the periods ended October 31, 2023 and October 31, 2022 are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the Registrant.

(b)

“Audit-Related Fees” are fees for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported as “Audit Fees.”

(c)	“Tax Fees” are fees for professional services rendered by Deloitte for tax compliance, tax advice and tax planning.

(d)	“All Other Fees” are for products and services provided by Deloitte other than those reported as Audit, Audit-Related or Tax Fees.

(e)(1)

The Registrant’s Audit Committee Charter provides that the Audit Committee is responsible for the approval of, prior to the appointment of, the engagement of the principal accountant to annually audit the Registrant’s financial statements. The Audit Committee must also pre-approve the engagement of the principal accountant to provide non-audit services to the Registrant, NTI or to any entity controlling, controlled by or under common control with NTI that provides ongoing services to the Registrant, if the engagement has a direct impact on the operations or financial reporting of the Registrant. The pre-approvals may be delegated to a designated representative (or representatives) of the audit committee and such pre-approvals and approvals must be reported to the full Audit Committee at its next meeting. Each designated representative must be a member of the Audit Committee.

(e)(2)	No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees and services billed by Deloitte for services rendered to the Registrant and Service Affiliates for the periods ended October 31, 2023 and October 31, 2022, respectively, were $6,776,921 and $2,200,436.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services to Service Affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. All of the Board’s independent Trustees, Philip G. Hubbard, Eric T. McKissack and Sarah N. Garvey, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers.

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	Securities divested of in accordance with Section 13(c) of the 1940 Act.

Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a—3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not Applicable.

(a)(4)	There has been no change to the registrant’s independent public accountant during the reporting period.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FlexShares® Trust

By:	/s/ Peter Ewing
Peter K. Ewing
President and Principal Executive Officer
January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter Ewing
Peter K. Ewing
President and Principal Executive Officer
January 5, 2024

By:	/s/ Randal Rein
Randal E. Rein
Treasurer and Principal Financial Officer
January 5, 2024